RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                       Company,

           RESIDENTIAL FUNDING CORPORATION,

                   Master Servicer,

                          and

                BANKERS TRUST COMPANY,

                        Trustee




            POOLING AND SERVICING AGREEMENT

             Dated as of February 1, 1996



          Mortgage Pass-Through Certificates

                    Series 1996-S4





                   TABLE OF CONTENTS
                                             Page

                       ARTICLE I

                      DEFINITIONS

     Section 1.01.  Definitions. . . . . . . . . . .  3
               Accrued Certificate Interest. . . . .  3
               Adjusted Mortgage Rate. . . . . . . .  4
               Adjusted Senior Accelerated
               Distribution Percentage . . . . . . .  4
               Adjusted Senior Percentage. . . . . .  5
               Adjusted Senior Principal
               Distribution Amount . . . . . . . . .  5
               Advance . . . . . . . . . . . . . . .  5
               Affiliate . . . . . . . . . . . . . .  5
               Agreement . . . . . . . . . . . . . .  5
               Amount Held for Future
               Distribution. . . . . . . . . . . . .  6
               Appraised Value . . . . . . . . . . .  6
               Assignment. . . . . . . . . . . . . .  6
               Assignment Agreement. . . . . . . . .  6
               Assignment of Proprietary Lease . . .  6
               Available Distribution Amount . . . .  6
               Bankruptcy Amount . . . . . . . . . .  7
               Bankruptcy Code . . . . . . . . . . .  8
               Bankruptcy Loss . . . . . . . . . . .  8
               Book-Entry Certificate. . . . . . . .  8
               Business Day. . . . . . . . . . . . .  8
               Buydown Funds . . . . . . . . . . . .  8
               Buydown Mortgage Loan . . . . . . . .  8
               Cash Liquidation. . . . . . . . . . .  8
               Certificate . . . . . . . . . . . . .  9
               Certificate Account . . . . . . . . .  9
               Certificate Account Deposit Date. . .  9
               Certificateholder or Holder . . . . .  9
               Certificate Owner . . . . . . . . . .  9
               Certificate Principal Balance . . . .  9
               Certificate Register and
               Certificate Registrar . . . . . . . . 10
               Class . . . . . . . . . . . . . . . . 10
               Class A Certificate . . . . . . . . . 10
               Class A-14 Collection Shortfall . . . 11
               Class A-14 Principal Distribution
               Amount. . . . . . . . . . . . . . . . 11
               Class B Certificate . . . . . . . . . 11
               Class B Percentage. . . . . . . . . . 11
               Class B-1 Percentage. . . . . . . . . 11
               Class B-1 Prepayment Distribution
               Trigger . . . . . . . . . . . . . . . 11
               Class B-2 Percentage. . . . . . . . . 11
               Class B-2 Prepayment Distribution
               Trigger . . . . . . . . . . . . . . . 11
               Class B-3 Percentage. . . . . . . . . 12
               Class B-3 Prepayment Distribution
               Trigger . . . . . . . . . . . . . . . 12
               Class M Certificate . . . . . . . . . 12
               Class M Percentage. . . . . . . . . . 12
               Class M-1 Percentage. . . . . . . . . 12
               Class M-2 Percentage. . . . . . . . . 12
               Class M-2 Prepayment Distribution
               Trigger . . . . . . . . . . . . . . . 12
               Class M-3 Percentage. . . . . . . . . 13
               Class M-3 Prepayment Distribution
               Trigger . . . . . . . . . . . . . . . 13
               Class R Certificate . . . . . . . . . 13
               Closing Date. . . . . . . . . . . . . 13
               Code. . . . . . . . . . . . . . . . . 13
               Compensating Interest . . . . . . . . 13
               Cooperative . . . . . . . . . . . . . 13
               Cooperative Apartment . . . . . . . . 14
               Cooperative Lease . . . . . . . . . . 14
               Cooperative Loans . . . . . . . . . . 14
               Cooperative Stock . . . . . . . . . . 14
               Cooperative Stock Certificate . . . . 14
               Corporate Trust Office. . . . . . . . 14
               Credit Support Depletion Date . . . . 14
               Curtailment . . . . . . . . . . . . . 14
               Custodial Account . . . . . . . . . . 14
               Custodial Agreement . . . . . . . . . 15
               Custodian . . . . . . . . . . . . . . 15
               Cut-off Date. . . . . . . . . . . . . 15
               Cut-off Date Principal Balance. . . . 15
               Debt Service Reduction. . . . . . . . 15
               Deficient Valuation . . . . . . . . . 15
               Definitive Certificate. . . . . . . . 15
               Deleted Mortgage Loan . . . . . . . . 15
               Depository. . . . . . . . . . . . . . 15
               Depository Participant. . . . . . . . 15
               Destroyed Mortgage Note . . . . . . . 16
               Determination Date. . . . . . . . . . 16
               Discount Fraction . . . . . . . . . . 16
               Discount Mortgage Loan. . . . . . . . 16
               Disqualified Organization . . . . . . 16
               Distribution Date . . . . . . . . . . 16
               Due Date. . . . . . . . . . . . . . . 17
               Due Period. . . . . . . . . . . . . . 17
               Eligible Account. . . . . . . . . . . 17
               Eligible Funds. . . . . . . . . . . . 17
               Event of Default. . . . . . . . . . . 18
               Excess Bankruptcy Loss. . . . . . . . 18
               Excess Fraud Loss . . . . . . . . . . 18
               Excess Special Hazard Loss. . . . . . 18
               Excess Spread . . . . . . . . . . . . 18
               Excess Subordinate Principal
               Amount. . . . . . . . . . . . . . . . 18
               Extraordinary Events. . . . . . . . . 18
               Extraordinary Losses. . . . . . . . . 19
               FDIC. . . . . . . . . . . . . . . . . 19
               FHLMC . . . . . . . . . . . . . . . . 19
               Final Distribution Date . . . . . . . 19
               Fitch . . . . . . . . . . . . . . . . 19
               FNMA. . . . . . . . . . . . . . . . . 19
               Foreclosure Profits . . . . . . . . . 19
               Fraud Loss Amount . . . . . . . . . . 20
               Fraud Losses. . . . . . . . . . . . . 20
               Independent . . . . . . . . . . . . . 20
               Initial Certificate Principal
               Balance . . . . . . . . . . . . . . . 21
               Initial Monthly Payment Fund. . . . . 21
               Insurance Proceeds. . . . . . . . . . 21
               Insurer . . . . . . . . . . . . . . . 21
               Late Collections. . . . . . . . . . . 21
               Liquidation Proceeds. . . . . . . . . 21
               Loan-to-Value Ratio . . . . . . . . . 21
               Maturity Date . . . . . . . . . . . . 21
               Monthly Payment . . . . . . . . . . . 21
               Moody's . . . . . . . . . . . . . . . 22
               Mortgage. . . . . . . . . . . . . . . 22
               Mortgage File . . . . . . . . . . . . 22
               Mortgage Loan Schedule. . . . . . . . 22
               Mortgage Loans. . . . . . . . . . . . 23
               Mortgage Note . . . . . . . . . . . . 23
               Mortgage Rate . . . . . . . . . . . . 23
               Mortgaged Property. . . . . . . . . . 23
               Mortgagor . . . . . . . . . . . . . . 23
               Net Mortgage Rate . . . . . . . . . . 23
               Non-Discount Mortgage Loan. . . . . . 23
               Non-Primary Residence Loans . . . . . 23
               Non-United States Person. . . . . . . 24
               Nonrecoverable Advance. . . . . . . . 24
               Nonsubserviced Mortgage Loan. . . . . 24
               Officers' Certificate . . . . . . . . 24
               Opinion of Counsel. . . . . . . . . . 24
               Original Adjusted Senior
               Percentage. . . . . . . . . . . . . . 24
               Outstanding Mortgage Loan . . . . . . 24
               Owner or Holder . . . . . . . . . . . 24
               Ownership Interest. . . . . . . . . . 25
               Pass-Through Rate . . . . . . . . . . 25
               Paying Agent. . . . . . . . . . . . . 25
               Percentage Interest . . . . . . . . . 25
               Permitted Investments . . . . . . . . 25
               Permitted Transferee. . . . . . . . . 27
               Person. . . . . . . . . . . . . . . . 27
               Pool Stated Principal Balance . . . . 27
               Prepayment Assumption . . . . . . . . 27
               Prepayment Distribution Percentage. . 27
               Prepayment Distribution Trigger . . . 29
               Prepayment Interest Shortfall . . . . 29
               Prepayment Period . . . . . . . . . . 29
               Primary Insurance Policy. . . . . . . 29
               Principal Prepayment. . . . . . . . . 29
               Principal Prepayment in Full. . . . . 29
               Program Guide . . . . . . . . . . . . 29
               Purchase Price. . . . . . . . . . . . 30
               Qualified Substitute Mortgage Loan. . 30
               Rating Agency . . . . . . . . . . . . 30
               Realized Loss . . . . . . . . . . . . 31
               Record Date . . . . . . . . . . . . . 31
               Regular Certificate . . . . . . . . . 31
               REMIC . . . . . . . . . . . . . . . . 31
               REMIC Administrator . . . . . . . . . 31
               REMIC Provisions. . . . . . . . . . . 32
               REO Acquisition . . . . . . . . . . . 32
               REO Disposition . . . . . . . . . . . 32
               REO Imputed Interest. . . . . . . . . 32
               REO Proceeds. . . . . . . . . . . . . 32
               REO Property. . . . . . . . . . . . . 32
               Request for Release . . . . . . . . . 32
               Required Insurance Policy . . . . . . 32
               Residential Funding . . . . . . . . . 32
               Responsible Officer . . . . . . . . . 32
               Schedule of Discount Fractions. . . . 33
               Security Agreement. . . . . . . . . . 33
               Seller. . . . . . . . . . . . . . . . 33
               Seller's Agreement. . . . . . . . . . 33
               Senior Percentage . . . . . . . . . . 33
               Senior Principal Distribution
               Amount. . . . . . . . . . . . . . . . 33
               Senior Support Certificates . . . . . 33
               Servicing Accounts. . . . . . . . . . 34
               Servicing Advances. . . . . . . . . . 34
               Servicing Fee . . . . . . . . . . . . 34
               Servicing Officer . . . . . . . . . . 34
               Special Hazard Amount . . . . . . . . 34
               Special Hazard Loss . . . . . . . . . 35
               Spread Rate . . . . . . . . . . . . . 35
               Standard & Poor's . . . . . . . . . . 35
               Stated Principal Balance. . . . . . . 35
               Subordinate Percentage. . . . . . . . 36
               Subordinate Principal Distribution
               Amount. . . . . . . . . . . . . . . . 36
               Subserviced Mortgage Loan . . . . . . 36
               Subservicer . . . . . . . . . . . . . 37
               Subservicer Advance . . . . . . . . . 37
               Subservicing Account. . . . . . . . . 37
               Subservicing Agreement. . . . . . . . 37
               Subservicing Fee. . . . . . . . . . . 37
               Super Senior Certificates . . . . . . 37
               Super Senior Optimal Percentage . . . 37
               Super Senior Optimal Principal
               Distribution Amount . . . . . . . . . 37
               Tax Returns . . . . . . . . . . . . . 37
               Transfer. . . . . . . . . . . . . . . 38
               Transferee. . . . . . . . . . . . . . 38
               Transferor. . . . . . . . . . . . . . 38
               Trust Fund. . . . . . . . . . . . . . 38
               Uniform Single Attestation Program
               for Mortgage Bankers: . . . . . . . . 38
               Uninsured Cause . . . . . . . . . . . 38
               United States Person. . . . . . . . . 38
               Voting Rights . . . . . . . . . . . . 39

                      ARTICLE II

             CONVEYANCE OF MORTGAGE LOANS;
           ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01.  Conveyance of Mortgage Loans . . 40
     Section 2.02.  Acceptance by Trustee. . . . . . 45
     Section 2.03.  Representations, Warranties
                    and Covenants of the Master
                    Servicer and the Company . . . . 47
     Section 2.04.  Representations and Warranties
                    of Sellers . . . . . . . . . . . 51
     Section 2.05.  Execution and Authentication
                    of Certificates. . . . . . . . . 54

                      ARTICLE III

             ADMINISTRATION AND SERVICING
                   OF MORTGAGE LOANS

     Section 3.01.  Master Servicer to Act as
                    Servicer .. .  . . . . . . . . . 55
     Section 3.02.  Subservicing Agreements
                    Between Master Servicer and
                    Subservicers; Enforcement of
                    Subservicers' and Sellers'
                    Obligations. . . . . . . . . . . 56
     Section 3.03.  Successor Subservicers . . . . . 57
     Section 3.04.  Liability of the Master
                    Servicer . . . . . . . . . . . . 58
     Section 3.05.  No Contractual Relationship
                    Between Subservicer and
                    Trustee or Certificateholders
                    or the Owner of the Excess
                    Spread.          . . . . . . . . 58
     Section 3.06.  Assumption or Termination of
                    Subservicing Agreements by
                    Trustee. . . . . . . . . . . . . 59
     Section 3.07.  Collection of Certain Mortgage
                    Loan Payments; Deposits to
                    Custodial Account.
                     . . . . . . . . . . . . . . . . 59
     Section 3.08.  Subservicing Accounts;
          Servicing Accounts . . . . . . . . . . . . 62
     Section 3.09.  Access to Certain
                    Documentation and Information
                    Regarding the Mortgage Loans . . 64
     Section 3.10.  Permitted Withdrawals from the
                    Custodial Account. . . . . . . . 64
     Section 3.11.  Maintenance of the Primary
                    Insurance Policies;
                    Collections Thereunder . . . . . 66
     Section 3.12.  Maintenance of Fire Insurance
                    and Omissions and Fidelity
                    Coverage.  . . . . . . . . . . . 67
     Section 3.13.  Enforcement of Due-on-Sale
                    Clauses; Assumption and
                    Modification Agreements;
                    Certain Assignments. . . . . . . 69
     Section 3.14.  Realization Upon Defaulted
                    Mortgage Loans . . . . . . . . . 71
     Section 3.15.  Trustee to Cooperate;
                    Release of Mortgage Files. . . . 74
     Section 3.16.  Servicing and Other
                    Compensation; Compensating
                    Interest . . . . . . . . . . . . 75
     Section 3.17.  Reports to the Trustee
                    and the Company. . . . . . . . . 77
     Section 3.18.  Annual Statement as to
                    Compliance . . . . . . . . . . . 77
     Section 3.19.  Annual Independent Public
                    Accountants' Servicing
                    Report.. . . . . . . . . . . . . 78
     Section 3.20.  Rights of the Company in
                    Respect of the Master
                    Servicer.          . . . . . . . 78
     Section 3.21.  Administration of Buydown
                    Funds. . . . . . . . . . . . . . 79

                      ARTICLE IV

            PAYMENTS TO CERTIFICATEHOLDERS

     Section 4.01.  Certificate Account. . . . . . . 80
     Section 4.02.  Distributions. . . . . . . . . . 80
     Section 4.03.  Statements to
                    Certificateholders and the
                    Owner of the Excess Spread . . . 92
     Section 4.04.  Distribution of Reports to the
                    Trustee and the Company;
                    Advances by the Master
                    Servicer . . . . . . . . . . . . 94
     Section 4.05.  Allocation of Realized Losses. . 96
     Section 4.06.  Reports of Foreclosures and
                    Abandonment of Mortgaged
                    Property.                  . . . 97
     Section 4.07.  Optional Purchase of Defaulted
                    Mortgage Loans.
                                     . . . . . . . . 98

                       ARTICLE V

          THE CERTIFICATES AND EXCESS SPREAD

     Section 5.01.  The Certificates . . . . . . . . 99
     Section 5.02.  Registration of Transfer and
                    Exchange of Certificates and
                    Restrictions on Transfer of
                    Excess Spread.
                                 . . . . . . . . . .101
     Section 5.03.  Mutilated, Destroyed, Lost or
                    Stolen Certificates. . . . . . .107
     Section 5.04.  Persons Deemed Owners. . . . . .107
     Section 5.05.  Appointment of Paying Agent. . .108
     Section 5.06.  Optional Purchase of
                    Certificates . . . . . . . . . .108


                      ARTICLE VI

          THE COMPANY AND THE MASTER SERVICER

     Section 6.01.  Respective Liabilities of the
                    Company and the Master
                    Servicer . . . . . . . . . . . .111
     Section 6.02.  Merger or Consolidation of the
                    Company or the Master
                    Servicer; Assignment of Rights
                    and Delegation of Duties by
                    Master Servicer. . . . . . . . .111
     Section 6.03.  Limitation on Liability of the
                    Company, the Master Servicer
                    and Others.        . . . . . . .112
     Section 6.04.  Company and Master
                    Servicer Not to Resign . . . . .113

                      ARTICLE VII

                        DEFAULT

     Section 7.01.  Events of Default. . . . . . . .114
     Section 7.02.  Trustee or Company to Act;
                    Appointment of Successor . . . .116
     Section 7.03.  Notification to
                    Certificateholders . . . . . . .117
     Section 7.04.  Waiver of Events of Default. . .117

                     ARTICLE VIII

                CONCERNING THE TRUSTEE

     Section 8.01.  Duties of Trustee. . . . . . . .119
     Section 8.02.  Certain Matters Affecting the
                    Trustee. . . . . . . . . . . . .121
     Section 8.03.  Trustee Not Liable for
                    Certificates or Mortgage
                    Loans. . . . . . . . . . . . . .123
     Section 8.04.  Trustee May Own Certificates . .123
     Section 8.05.  Master Servicer to Pay
                    Trustee's Fees and Expenses;
                    Indemnification.         . . . .123
     Section 8.06.  Eligibility Requirements for
                    Trustee. . . . . . . . . . . . .124
     Section 8.07.  Resignation and Removal of the
                    Trustee. . . . . . . . . . . . .125
     Section 8.08.  Successor Trustee. . . . . . . .126
     Section 8.09.  Merger or Consolidation of
                    Trustee. . . . . . . . . . . . .126
     Section 8.10.  Appointment of Co-Trustee or
                    Separate Trustee.. . . . . . . .127
     Section 8.11.  Appointment of Custodians. . . .128
     Section 8.12.  Appointment of Office or
                    Agency . . . . . . . . . . . . .128


                      ARTICLE IX

                      TERMINATION

     Section 9.01.  Termination Upon Purchase by
                    the Master Servicer or the
                    Company or Liquidation of All
                    Mortgage Loans . . . . . . . . .129
     Section 9.02.  Additional Termination
                    Requirements . . . . . . . . . .132

                       ARTICLE X

                   REMIC PROVISIONS

     Section 10.01  REMIC Administration.. . . . . .133
     Section 10.02. Master Servicer and Trustee
                    Indemnification. . . . . . . . .137

                      ARTICLE XI

               MISCELLANEOUS PROVISIONS

     Section 11.01. Amendment. . . . . . . . . . . .138
     Section 11.02. Recordation of Agreement;
                    Counterparts . . . . . . . . . .141
     Section 11.03. Limitation on Rights
                    of Certificateholders. . . . . .141
     Section 11.04. Governing Law. . . . . . . . . .142
     Section 11.05. Notices. . . . . . . . . . . . .142
     Section 11.06. Notices to Rating Agency . . . .143
     Section 11.07. Severability of Provisions . . .144

                       EXHIBITS

Exhibit A:     Form of Class A Certificate
Exhibit B:     Form of Class M Certificate
Exhibit C:     Form of Class B Certificate
Exhibit D:     Form of Class R Certificate
Exhibit E:     Form of Custodial Agreement
Exhibit F:     Mortgage Loan Schedule
Exhibit G:     Form of Seller/Servicer Contract
Exhibit H:     Forms of Request for Release
Exhibit I-1:   Form of Transfer Affidavit and Agreement
Exhibit I-2:   Form of Transferor Certificate
Exhibit J:     Form of Investor Representation Letter
Exhibit K:     Form of Transferor Representation Letter
Exhibit L:     Form of Rule 144A Investment
               Representation Letter
Exhibit M:     Text of Amendment to Pooling and
               Servicing Agreement Pursuant to Section
               11.01(e) for a Limited Guaranty
Exhibit N:     Form of Limited Guaranty
Exhibit O:     Form of Lender Certification for
               Assignment of Mortgage Loan
Exhibit P:     Schedule of Discount Fractions


     This is a Pooling and Servicing Agreement,
effective as of February 1, 1996, among RESIDENTIAL
FUNDING MORTGAGE SECURITIES I, INC., as the company
(together with its permitted successors and assigns,
the "Company"), RESIDENTIAL FUNDING CORPORATION, as
master servicer (together with its permitted successors
and assigns, the "Master Servicer"), and BANKERS TRUST
COMPANY, as   Trustee (together with its permitted
successors and assigns, the "Trustee"),

                PRELIMINARY STATEMENT:

     The Company intends to sell mortgage pass-through
certificates (collectively, the "Certificates"), to be
issued hereunder in multiple classes, which in the
aggregate will evidence the entire beneficial ownership
interest in the Mortgage Loans (as defined herein).  As
provided herein, the Master Servicer will make an
election to treat the entire segregated pool of assets
described in the definition of Trust Fund herein and
subject to this Agreement (including the Mortgage Loans
but excluding the Initial Monthly Payment Fund), as a
real estate mortgage investment conduit (a "REMIC") for
federal income tax purposes and such segregated pool of
assets will be designated as a "REMIC."   The Class
A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class
A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class
A-11, Class A-12, Class A-13, Class A-14, Class M-1,
Class M-2, Class M-3, Class B-1, Class B-2 and Class
B-3 Certificates and the rights in and to the Excess
Spread (as defined herein) will be "regular interests" in the REMIC and the Class R Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

     The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate
Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.


                             Aggregate
                              Initial
                      Pass-    Certificate
                      Through  Principal
Designation Type      Rate     Balance

Class A-1   Senior    7.1250%  $52,772,000.00
Class A-2   Senior    7.2500%  $59,147,000.00
Class A-3   Senior    7.2500%  $50,000,000.00
Class A-4   Senior    6.8125%   $2,000,000.00
Class A-5   Senior    7.0000%  $18,900,000.00
Class A-6   Senior    7.2500%  $25,500,000.00
Class A-7   Senior    7.5000%  $30,750,000.00
Class A-8   Senior    7.3500%  $87,500,000.00
Class A-9   Senior    6.8750%  $21,400,000.00
Class A-10  Senior    7.3750%  $30,271,000.00
Class A-11  Senior    7.2500%  $54,090,000.00
Class A-12  Senior    7.2500%  $42,824,000.00
Class A-13  Senior    7.2500%  $61,263,000.00
Class A-14  Senior    0.0000%  $   709,256.16
Class R     Senior    7.2500%  $       100.00
Class M-1  Mezzanine  7.2500%  $12,822,700.00
Class M-2  Mezzanine  7.2500%  $ 7,123,700.00
Class M-3  Mezzanine  7.2500%  $ 6,268,900.00
Class B-1 Subordinate 7.2500%  $ 2,849,500.00
Class B-2 Subordinate 7.2500%  $ 1,424,700.00
Class B-3 Subordinate 7.2500%  $ 2,280,382.97


                          Maturity            Initial
Designation  Features       Date             S&P Fitch

Class A-1   Super Senior  February 25, 2026  AAA   AAA
Class A-2   Super Senior  February 25, 2026  AAA   AAA
Class A-3   Super Senior  February 25, 2026  AAA   AAA
Class A-4   Super Senior  February 25, 2026  AAA   AAA
Class A-5   Super Senior  February 25, 2026  AAA   AAA
Class A-6   Super Senior  February 25, 2026  AAA   AAA
Class A-7   Super Senior  February 25, 2026  AAA   AAA
Class A-8   Super Senior  February 25, 2026  AAA   AAA
Class A-9   Super Senior  February 25, 2026  AAA   AAA
Class A-10  Super Senior  February 25, 2026  AAA   AAA
Class A-11  Super Senior  February 25, 2026  AAA   AAA
Class A-12  Super Senior  February 25, 2026  AAA   AAA

Class A-13  Senior
          Support/Senior  February 25, 2026  AAA   AAA
Class A-14  Principal
            Only/Senior   February 25, 2026  AAAr  AAA
Class R     Super
         Senior/Residual  February 25, 2026  AAA   AAA
Class M-1   Mezzanine     February 25, 2026  AA    AA
Class M-2   Mezzanine     February 25, 2026  A     A
Class M-3   Mezzanine     February 25, 2026  N/A   BBB
Class B-1   Subordinate   February 25, 2026  N/A   BB
Class B-2   Subordinate   February 25, 2026  N/A   B
Class B-3   Subordinate   February 25, 2026  N/A   N/A


     The Mortgage Loans have an aggregate Cut-off Date
Principal Balance equal to $569,896,239.13.  The
Mortgage Loans are fixed rate mortgage loans having terms to maturity at origination or modification of not more than 30 years.

     In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:


                       ARTICLE I

                      DEFINITIONS

     Section 1.01. Definitions.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Accrued Certificate Interest: With respect to each Distribution Date, as to any Class A Certificate
(other than the Class A-14 Certificates), any Class M
Certificate, any Class B Certificate or any Class R
Certificate, one month's interest accrued at the related Pass-Through Rate on the Certificate Principal
Balance thereof immediately prior to such Distribution
Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve
30-day months.  In each case Accrued Certificate
Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section
4.01), (ii) the interest portion (adjusted to the Net
Mortgage Rate) of Realized Losses (including Excess
Special Hazard Losses, Excess Fraud Losses, Excess
Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard
Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil
Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates and to the Excess Spread in proportion to their respective amounts of Accrued Certificate Interest and the amount of Excess Spread payable on such Distribution Date which would have resulted absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate
Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M
Certificates pursuant to Section 4.05.

     Adjusted Mortgage Rate:  With respect to any
Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     Adjusted Senior Accelerated Distribution
Percentage: With respect to any Distribution Date, the percentage indicated below:


                            Adjusted Senior Accelerated
Distribution Date           Distribution Percentage

March 1996 through
February 2001...............100%


March 2001 through
February 2002...............Adjusted Senior Percentage,
                            plus 70% of the sum of the
                            Subordinate Percentage and
                            the Senior Support
                            Percentage


March 2002 through
February 2003...............Adjusted Senior Percentage,
                            plus 60% of the sum of the
                            Subordinate Percentage and
                            the Senior Support
                            Percentage


March 2003 through
February 2004...............Adjusted Senior Percentage,
                            plus 40% of the sum of the
                            Subordinate Percentage and
                            the Senior Support
                            Percentage


March 2004 through
February 2005...............Adjusted Senior Percentage,
                            plus 20% of the sum of the
                            Subordinate Percentage and
                            the Senior Support
                            Percentage


March 2005 and
thereafter..................Adjusted Senior Percentage

provided, however, (i) that any scheduled reduction to the Adjusted Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution
Date unless either (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal
Balance of the Class M and Class B Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage
Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class
M Certificates and Class B Certificates or (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2)
Realized Losses on the Mortgage Loans to date for any Distribution Date are less than 10% of the sum of the Initial Certificate Principal Balances of the Class M
Certificates and Class B Certificates and (ii) that for any Distribution Date on which the Adjusted Senior
Percentage is greater than the Original Adjusted Senior
Percentage, the Adjusted Senior Accelerated
Distribution Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the aggregate Certificate Principal
Balance of the Class A Certificates (other than the
Certificate Principal Balance of the Class A-13 and
Class A-14 Certificates) and Class R Certificates to zero, the Adjusted Senior Accelerated Distribution
Percentage shall thereafter be 0%.

     Adjusted Senior Percentage:  As of any
Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class A Certificates (other than the Certificate
Principal Balance of the Class A-13 and Class A-14
Certificates) and Class R Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties)
(other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

     Adjusted Senior Principal Distribution Amount: As defined in Section 4.02(b)(iv).

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

     Affiliate:  With respect to any Person, any other
Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms
"controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

     Amount Held for Future Distribution:  As to any
Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i)
Liquidation Proceeds, Insurance Proceeds, Principal
Prepayments, Mortgage Loan purchases made pursuant to
Section 2.02, 2.03 or 2.04 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date
(other than such Liquidation Proceeds, Insurance
Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and
(ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

     Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged
Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged
Property securing a refinanced or modified Mortgage
Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

     Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

     Assignment Agreement:  The Assignment and
Assumption Agreement, dated as of February 28, 1996, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

     Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related
Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

     Available Distribution Amount:  As to any
Distribution Date, an amount equal to (a) the sum of
(i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination
Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified
Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate
Account Deposit Date, (iii) any amount deposited in the Custodial Account pursuant to Section 3.12(a) and (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, reduced by (b) the sum as of the close of business on the immediately preceding
Determination Date of (w) aggregate Foreclosure
Profits, (x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master
Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

     Bankruptcy Amount:  As of any date of
determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of
(A) $189,818 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with
Section 4.05.  As of any date of determination on or
after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination
(or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

           (A) the greater of (i) 0.0006 times the
     aggregate principal balance of all the Mortgage
     Loans in the Mortgage Pool as of the Relevant
     Anniversary having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000;
     and (B) the greater of (i) the product of (x) an amount equal to the largest difference in the related Monthly Payment for any Non-Primary
     Residence Loan remaining in the Mortgage Pool which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage
     Rate thereof was equal to the weighted average
     (based on the principal balance of the Mortgage
     Loans as of the Relevant Anniversary) of the Net
     Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary
     Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary
     Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding
     Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

     The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating
Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

     Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

     Bankruptcy Loss:  With respect to any Mortgage
Loan, a Deficient Valuation or Debt Service Reduction;
provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master
Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

     Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

     Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

     Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

     Cash Liquidation:  As to any defaulted Mortgage
Loan other than a Mortgage Loan as to which an REO
Acquisition occurred, a determination by the Master
Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate:  Any Class A Certificate, Class M
Certificate, Class B Certificate or Class R
Certificate.

     Certificate Account: The separate account or accounts created and maintained pursuant to Section
4.01, which shall be entitled "Bankers Trust Company, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc.,
Mortgage Pass-Through Certificates and the Owner of the Excess Spread, Series 1996-S4" and which must be an Eligible Account.

     Certificate Account Deposit Date:  As to any
Distribution Date, the Business Day prior thereto.

     Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate
Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained.
All references herein to "Holders" or
"Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein;
provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

     Certificate Owner:  With respect to a Book-Entry
Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

     Certificate Principal Balance: With respect to each Class A Certificate and Class R Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such
Certificate as specified on the face thereof, minus
(ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate
(or any predecessor Certificate) and applied to reduce the Certificate Principal Balance or amount thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05.
With respect to each Class M Certificate, on any date of determination, an amount equal to (i) the Initial
Certificate Principal Balance of such Class M
Certificate as specified on the face thereof, minus
(ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate
(or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to
Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;
provided, that if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of each Class M
Certificate of those Class M Certificates outstanding with the highest numerical designation at any given time shall thereafter be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated
Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial
Certificate Principal Balance of such Class B
Certificate as specified on the face thereof, minus
(ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate
(or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to
Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;
provided, that the Certificate Principal Balance of each Class B Certificate of those Class B Certificates outstanding with the highest numerical designation at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated
Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding.

     Certificate Register and Certificate Registrar:
The register maintained and the registrar appointed pursuant to Section 5.02.

     Class: Collectively, all of the Certificates bearing the same designation.

     Class A Certificate:  Any one of the Class A-1,
Class A-2, Class A-3, Class A-4, Class A-5, Class A-6,
Class A-7, Class A-8, Class A-9, Class A-10,
Class A-11, Class A-12, Class A-13 or Class A-14
Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, each such Certificate evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC
Provisions.

     Class A-14 Collection Shortfall: With respect to the Final Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

     Class A-14 Principal Distribution Amount: As defined in Section 4.02(b)(i).

     Class B Certificate:  Any one of the Class B-1
Certificates, Class B-2 Certificates or Class B-3
Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

     Class B Percentage:  The Class B-1 Percentage,
Class B-2 Percentage and Class B-3 Percentage.

     Class B-1 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class B-1
Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal
Balance of all of the Mortgage Loans (or related REO
Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

     Class B-1 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated
Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.15%.

     Class B-2 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class B-2
Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal
Balance of all of the Mortgage Loans (or related REO
Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

     Class B-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-2 Certificates and Class B-3
Certificates immediately prior to such Distribution
Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO
Properties) immediately prior to such Distribution Date is greater than or equal to 0.65%.

     Class B-3 Percentage:  With respect to any
Distribution Date, a fraction expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class B-3
Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal
Balance of all the Mortgage Loans (or related REO
Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

     Class B-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated
Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.40%.

     Class M Certificate:  Any one of the Class M-1
Certificates, Class M-2 Certificates or Class M-3
Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

     Class M Percentage:  The Class M-1 Percentage,
Class M-2 Percentage and Class M-3 Percentage.

     Class M-1 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class M-1
Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal
Balance of all of the Mortgage Loans (or related REO
Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

     Class M-2 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class M-2
Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal
Balance of all of the Mortgage Loans (or related REO
Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

     Class M-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-2 Certificates, Class M-3 Certificates,
Class B-1 Certificates, Class B-2 Certificates and
Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated
Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 3.50%.

     Class M-3 Percentage: With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class M-3
Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal
Balance of all of the Mortgage Loans (or related REO
Properties) (other than the related Discount fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

     Class M-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-3 Certificates, Class B-1 Certificates,
Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 2.25%.

     Class R Certificate:  Any one of the Class R
Certificates.

     Closing Date:  February 28, 1996.

     Code:  The Internal Revenue Code of 1986.

     Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment
Interest Shortfalls resulting from Principal
Prepayments in Full during the related Prepayment
Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution
Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution
Date and servicing compensation to which the Master
Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

     Cooperative: A private, cooperative housing corporation organized under the laws of, and headquartered in, the State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

     Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

     Cooperative Lease:  With respect to a Cooperative
Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative
Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

     Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement,
(ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section 2.01 and are from time to time held as part of the Trust Fund.

     Cooperative Stock:  With respect to a Cooperative
Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate:  With respect to a
Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at Four Albany
Street, New York, New York 10006, Attention:
Residential Funding Corporation Series 1996-S4.

     Credit Support Depletion Date:  The first
Distribution Date on which the Senior Percentage equals
100%.

     Curtailment:  Any Principal Prepayment made by a
Mortgagor which is not a Principal Prepayment in Full.

     Custodial Account: The custodial account or accounts created and maintained pursuant to Section
3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in
Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

     Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

     Custodian: A custodian appointed pursuant to a Custodial Agreement.

     Cut-off Date: February 1, 1996.

     Cut-off Date Principal Balance:  As to any
Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

     Debt Service Reduction:  With respect to any
Mortgage Loan, a reduction in the scheduled Monthly
Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient
Valuation or any reduction that results in a permanent forgiveness of principal.

     Deficient Valuation:  With respect to any Mortgage
Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive Certificate: Any definitive, fully registered Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage
Loan.

     Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry
Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section
8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities
Exchange Act of 1934, as amended.

     Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

     Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related
Distribution Date.

     Discount Fraction:  With respect to each Discount
Mortgage Loan, the fraction expressed as a percentage, the numerator of which is 7.25% minus the Net Mortgage
Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage
Rate is modified pursuant to 3.07(a)) for such Mortgage
Loan and the denominator of which is 7.25%.  The
Discount Fraction with respect to each Discount
Mortgage Loan is set forth on Exhibit P attached hereto.

     Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than 7.25% per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

     Disqualified Organization: Any organization defined as a "disqualified organization" under Section
860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such
Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms
"United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

     Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date, the first day of the month in which such Distribution
Date occurs.

     Due Period:  With respect to any Distribution
Date, the period commencing on the second day of the month preceding the month of such Distribution Date and ending on the related Due Date.

     Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of The First National Bank of Chicago or (B) an account or accounts maintained in the corporate asset services department of The First National Bank of Chicago, as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating
Agency and its long term debt obligations are rated A2
(or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of Bankers Trust Company, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating
Agency that use of any such account as the Custodial
Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

     Eligible Funds: On any Distribution Date means the portion, if any, of the Available Distribution
Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Class A and Class R Certificates and the Excess Spread,
(ii) the Senior Principal Distribution Amount
(determined without regard to Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-14 Principal Distribution
Amount (determined without regard to Section
4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

     Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable
Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss
Amount.

     Excess Special Hazard Loss:  Any Special Hazard
Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

     Excess Spread:  With respect to any Distribution
Date, the aggregate of one month's interest on the Stated Principal Balance of each Mortgage Loan at the applicable Spread Rate, calculated on the basis of a 360-day year consisting of twelve 30-day months.
Excess Spread on any Distribution Date will be reduced by the interest shortfalls described in clauses (i) through (iv) of the fourth sentence of the definition of Accrued Certificate Interest, to the extent allocated thereto pursuant to the provisions of such definition.

     Excess Subordinate Principal Amount: With respect to any Distribution Date on which the Certificate
Principal Balance of the most subordinate class or classes of Certificates (as established in Section 4.05 hereof) then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized
Losses to be allocated to such classes of Certificates on such Distribution Date, as reduced by any such amount that is included in Section 4.02(b)(i)(E) hereof.

     Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

           (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

           (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

           (c) hostile or warlike action in time of peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack:

               1.   by any government or sovereign
           power, de jure or de facto, or by any
           authority maintaining or using military, naval or air forces; or

               2.   by military, naval or air forces;
                    or

               3.   by an agent of any such
           government, power, authority or forces;

           (d) any weapon of war employing atomic
     fission or radioactive force whether in time of peace or war; or

           (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

     FDIC: Federal Deposit Insurance Corporation or any successor thereto.

     FHLMC: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home
Finance Act of 1970, as amended, or any successor thereto.

     Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01 which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.03.

     Fitch: Fitch Investors Service, L.P. or its successor in interest.

     FNMA: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National
Mortgage Association Charter Act, or any successor thereto.

     Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance
Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO
Property (determined, in the case of an REO
Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

     Fraud Loss Amount:  As of any date of
determination after the Cut-off Date, an amount equal to: (Y) prior to the first anniversary of the Cut-off
Date an amount equal to 2.00% of the aggregate outstanding principal balance of all of the Mortgage
Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with
Section 4.05 since the Cut-off Date up to such date of determination and (Z) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

     The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating
Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

     Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master
Servicer or the Trustee or in an Affiliate thereof, and
(iii) is not connected with the Company, the Master
Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate
Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary
Statement hereto.

     Initial Monthly Payment Fund:  As defined in
Section 2.01(f).

     Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance
Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insurer:  Any named insurer under any Primary
Insurance Policy or any successor thereto or the named insurer in any replacement policy.

     Late Collections:  With respect to any Mortgage
Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly
Payments due but delinquent for a previous Due Period and not previously recovered.

     Liquidation Proceeds:  Amounts (other than
Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged
Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

     Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related
Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

     Maturity Date: The latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate
Principal Balance of each Class of Certificates representing a regular interest in the REMIC and the rights to the Excess Spread would be reduced to zero, which is February 25, 2026, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

     Monthly Payment:  With respect to any Mortgage
Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

     Moody's: Moody's Investors Service, Inc., or its successor in interest.

     Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative
Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

     Mortgage File:  The mortgage documents listed in
Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Loan Schedule:  The list of the Mortgage
Loans attached hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified
Substitute Mortgage Loans), which list shall set forth at a minimum the following information as to each Mortgage Loan:

     (i)       the Mortgage Loan identifying number
               ("RFC LOAN #");

     (ii)      the street address of the Mortgaged
               Property including state and zip code
               ("ADDRESS");

     (iii)     the maturity of the Mortgage Note
               ("MATURITY DATE");

     (iv)      the Mortgage Rate ("ORIG RATE");

     (v)       the Subservicer pass-through rate
               ("CURR NET");

     (vi)      the Net Mortgage Rate ("NET MTG RT");

     (vii)     the Spread Rate ("SPREAD");

     (viii)    the initial scheduled monthly payment
               of  principal, if any, and interest
               ("ORIGINAL P & I");

     (ix)      the Cut-off Date Principal Balance
               ("PRINCIPAL BAL");

     (x)       the Loan-to-Value Ratio at origination
               ("LTV");

     (xi)      the rate at which the Subservicing Fee
               accrues ("SUBSERV FEE") and at which
               the Servicing Fee accrues ("MSTR SERV
               FEE");

     (xii)     a code "T," "BT" or "CT" under the
               column "LN FEATURE," indicating that
               the Mortgage Loan is secured by a
               second or vacation residence; and

     (xiii)    a code "N" under the column "OCCP
               CODE," indicating that the Mortgage
               Loan is secured by a non-owner occupied
               residence.

Such schedule may consist of multiple reports that collectively set forth all of the information requested.

     Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to
Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial
Mortgage Loan Schedule, and Qualified Substitute
Mortgage Loans held or deemed held as part of the Trust
Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note,
Security Agreement, Assignment of Proprietary Lease,
Cooperative Stock Certificate, Cooperative Lease and
Mortgage File and all rights appertaining thereto, and
(ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

     Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto.

     Mortgaged Property: The underlying real property securing a Mortgage Loan.

     Mortgagor:  The obligor on a Mortgage Note.

     Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted
Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

     Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage
Loan Schedule.

     Non-United States Person:  Any Person other than a
United States Person.

     Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted
Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

     Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice
President or Assistant Vice President, or a Director or
Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant
Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

     Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Permitted Transferee" or (ii) relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

     Original Adjusted Senior Percentage: The fraction, expressed as a percentage, the numerator of which is the aggregate Initial Certificate Principal
Balance of the Class A Certificates (excluding the
Certificate Principal Balance of the Class A-13 and
Class A-14 Certificates) and Class R Certificates and the denominator of which is the aggregate Stated
Principal Balance of the Mortgage Loans (other than the related Discount Fraction of the Discount Mortgage
Loans), which is approximately 83.479% as of the Closing Date.

     Outstanding Mortgage Loan:  As to any Due Date, a
Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash
Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due
Date pursuant to Section 2.02, 2.03 or 2.04.

     Owner or Holder:  With respect to the Excess
Spread, Residential Funding, as the owner of all right, title and interest in and to the Excess Spread. Solely for the purpose of giving any consent or direction pursuant to this Agreement, as long as Residential
Funding or any Affiliate thereof is Master Servicer and the Excess Spread remains uncertificated, the Voting
Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Voting Rights necessary to effect any such consent or direction has been obtained.

     Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Pass-Through Rate:  With respect to the Class A
Certificates (other than the Class A-14 Certificates),
Class M Certificates, Class B Certificates and Class R
Certificates and any Distribution Date, the per annum rate set forth in the Preliminary Statement hereto.
The Class A-14 Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

     Paying Agent: Bankers Trust Company or any successor Paying Agent appointed by the Trustee.

     Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related
Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial
Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

     Permitted Investments: One or more of the following:

           (i)     obligations of or guaranteed as to
     principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

           (ii)    repurchase agreements on obligations
     specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

           (iii)   federal funds, certificates of
     deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S.
     depository institution or trust company
     incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company;
     provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard &
     Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the
     Rating Agency;

           (iv)    commercial paper (having original
     maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating
     Agency in its highest short-term rating available;
     provided that such commercial paper shall have a remaining maturity of not more than 30 days;

           (v)     a money market fund or a qualified
     investment fund rated by each Rating Agency in its highest long-term rating available; and

           (vi)    other obligations or securities that
     are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating
     Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted
Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

     Permitted Transferee:  Any Transferee of a Class R
Certificate, other than a Disqualified Organization or Non-United States Person.

     Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal
Balances of each Mortgage Loan that was an Outstanding
Mortgage Loan on the Due Date in the month preceding the month of such date of determination.

     Prepayment Assumption: A prepayment assumption of 265% of the standard prepayment assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The standard prepayment assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

     Prepayment Distribution Percentage:   With respect
to any Distribution Date and each Class of Class M
Certificates and Class B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

  (i)      For any Distribution Date on which the
           Class M-1 Certificates are outstanding and prior to the later to occur of (x) the Distribution Date in March 2003 and (y) the
           Distribution Date on which the sum of the Class M-2 Percentage, Class M-3 Percentage and Class B Percentage (before taking into account such month's distribution) equals or exceeds 7.01%:

           (a) in the case of the Class M-1
     Certificates, 100%; and

           (b) in the case of each other Class of
               Class M Certificates and each Class of
               Class B Certificates, 0%.

     (ii)  For any Distribution Date on which any
           Class of Class M or Class B Certificates are outstanding not discussed in clause (i) above:

               (a)       in the case of the Class of
           Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B
           Certificates then outstanding with the
           lowest numerical designation and each other
           Class of Class M Certificates and Class B
           Certificates for which the related
           Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B
           Certificates then outstanding with the
           lowest numerical designation and (2) all other Classes of Class M Certificates and
           Class B Certificates for which the
           respective Prepayment Distribution Triggers have been satisfied; and

               (b)       in the case of each other
           Class of Class M Certificates and Class B
           Certificates for which the Prepayment
           Distribution Triggers have not been
           satisfied, 0%; and

           (iii)   Notwithstanding the foregoing, if
     the application of the foregoing percentages on any Distribution Date as provided in Section 4.02
     (determined without regard to the proviso to the definition of "Subordinate Principal Distribution
     Amount") would result in a distribution in respect of principal of any Class or Classes of Class M
     Certificates and Class B Certificates in an amount greater than the remaining Certificate Principal
     Balance thereof (any such class, a "Maturing
     Class"), then: (a) the Prepayment Distribution
     Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal
     Balance of such Class to zero; (b) the Prepayment
     Distribution Percentage of each other Class of Class M Certificates and Class B Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate
     Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment
     Distribution Percentages of the Maturing Class or
     Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated
     Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment
     Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment
     Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

     Prepayment Distribution Trigger:  The Class M-2
Prepayment Distribution Trigger, Class M-3 Prepayment
Distribution Trigger, Class B-1 Prepayment Distribution
Trigger, Class B-2 Prepayment Distribution Trigger or
Class B-3 Prepayment Distribution Trigger.

     Prepayment Interest Shortfall:  As to any
Distribution Date and any Mortgage Loan (other than a
Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net
Mortgage Rate) paid by the Mortgagor for such Prepayment Period to the date of such Principal
Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate on the amount of such Curtailment.

     Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

     Primary Insurance Policy: Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

     Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full:  Any Principal
Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

     Program Guide: Collectively, the Seller Guide and the Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

     Purchase Price:  With respect to any Mortgage Loan
(or REO Property) required to be purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal
Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or at the Net
Mortgage Rate in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

     Qualified Substitute Mortgage Loan:  A Mortgage
Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers'
Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage
Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal
Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted
Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted
Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and
Section 4 of the Assignment Agreement; and (vi) have a Spread Rate equal to or greater than that of the Deleted Mortgage Loan. Notwithstanding any other provisions herein, (x) with respect to any Qualified
Substitute Mortgage Loan substituted for a Deleted
Mortgage Loan which was a Discount Mortgage Loan, such
Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount
Fraction equal to the Discount Fraction of the Deleted
Mortgage Loan and (y) in the event that the "Spread
Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Spread Rate" is greater than the Spread Rate of the related Deleted
Mortgage Loan (i) the Spread Rate of such Qualified
Substitute Mortgage Loan shall be equal to the Spread
Rate of the related Deleted Mortgage Loan for purposes of calculating the Excess Spread and (ii) the excess of the Spread Rate on such Qualified Substitute Mortgage
Loan as calculated pursuant to the definition of "Spread Rate" over the Spread Rate on the related
Deleted Mortgage Loan shall be payable to the Class R
Certificates pursuant to Section 4.02 hereof.

     Rating Agency: Fitch and Standard & Poor's with respect to the Senior, Class M-1 and Class M-2
Certificates and Fitch with respect to the Class M-3, Class B-1 and Class B-2 Certificates. If either agency or a successor is no longer in existence, "Rating
Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

     Realized Loss:  With respect to each Mortgage Loan
(or REO Property) as to which a Cash Liquidation or REO
Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash
Liquidation or REO Disposition, plus (ii) interest (and
REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders and the Owner of the Excess Spread up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or
REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net
Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master
Servicer or any Subservicer with respect to related
Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient
Valuation and the principal balance of the Mortgage
Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

     Record Date:  With respect to each Distribution
Date, the close of business on the last Business Day of the month next preceding the month in which the related
Distribution Date occurs.

     Regular Certificate: Any of the Certificates other than a Class R Certificate.

     REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

     REMIC Administrator:  Residential Funding
Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC
Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

     REO Acquisition:  The acquisition by the Master
Servicer on behalf of the Trustee for the benefit of the Certificateholders and the Owner of the Excess
Spread of any REO Property pursuant to Section 3.14.

     REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds,
REO Proceeds and other payments and recoveries
(including proceeds of a final sale) which the Master
Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

     REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

     REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related
Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

     REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage
Loan.

     Request for Release: A request for release, the forms of which are attached as Exhibit H hereto.

     Required Insurance Policy:  With respect to any
Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related
Subservicing Agreement in respect of such Mortgage
Loan.

     Residential Funding:  Residential Funding
Corporation, a Delaware corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

     Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust
Department of the Trustee, including any Senior Vice
President, any Vice President, any Assistant Vice
President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

     Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached hereto as Exhibit
P.

     Security Agreement:  With respect to a Cooperative
Loan, the agreement creating a security interest in favor of the originator in the related Cooperative
Stock.

     Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's
Agreement applicable to such Mortgage Loan.

     Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans.

     Senior Certificates:  Any one of the Class A-1,
Class A-2, Class A-3, Class A-4, Class A-5, Class A-6,
Class A-7, Class A-8, Class A-9, Class A-10, Class A-
11, Class A-12, Class A-13, Class A-14 and Class R
Certificates.

     Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class A
Certificates (other than the Certificate Principal
Balance of Class A-14 Certificates) and Class R
Certificates immediately prior to such Distribution
Date and the denominator of which is the aggregate
Stated Principal Balance of all of the Mortgage Loans
(or related REO Properties) (other than the related
Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

     Senior Principal Distribution Amount:  As to any
Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and (ii)(X) and (b) the sum of the amounts required to be distributed to the Class A Certificateholders and Class R
Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y), (xvi) and (xvii).

     Senior Support Certificates:  Any of the Class
A-13 Certificates.

     Senior Support Percentage:  As of any Distribution
Date, a fraction, expressed as a percentage, equal to the aggregate Certificate Principal Balance of the Class A-13 Certificates immediately prior to such Distribution Date divided by the aggregate Stated
Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the Discount
Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

     Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property,
(ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and
3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

     Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section
7.02.

     Servicing Officer:  Any officer of the Master
Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

     Special Hazard Amount:  As of any Distribution
Date, an amount equal to $6,791,107 minus the sum of
(i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding
Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans secured by Mortgaged
Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 54.74% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage
Loan secured by a Mortgaged Property located in the State of California.

     The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall
(i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating
Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

     Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Spread Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net
Mortgage Rate of such Mortgage Loan over (b) 7.25% per annum.

     Standard & Poor's:  Standard & Poor's Ratings
Services, a division of the McGraw-Hill Companies, or its successor in interest.

     Stated Principal Balance:  With respect to any
Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the
Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due
Period ending prior to the most recent Distribution
Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO
Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section
3.14 with respect to such Mortgage Loan or REO
Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and
(c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution
Date.

     Subordinate Percentage: As of any Distribution
Date, 100% minus the Senior Percentage as of such Distribution Date.

     Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, (a) the sum of (i) the product of (x) the related Class M
Percentage or Class B Percentage for such Class and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of
Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Class M Certificates and Class B
Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) to the extent such collections are not otherwise distributed to the Class A Certificates and Class R
Certificates; (iii) the product of (x) the related
Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period
(other than the related Discount Fraction of such Principal Payments in Full and Curtailments with respect to a Discount Mortgage Loans) to the extent not payable to the Class A Certificates and Class R
Certificates; (iv) if such Class is the most senior
Class of Certificates then outstanding (as established in Section 4.05 hereof), any Excess Subordinate
Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class M or Class B
Certificates minus (b) any Excess Subordinate Principal
Amount not payable to such Class on such Distribution
Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

     Subservicer:  Any Person with whom the Master
Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

     Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing
Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

     Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain
Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.

     Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related
Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such
Mortgage Loan.

     Super Senior Certificates:  Any one of the Class
A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class
A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class
A-11, Class A-12 and Class R Certificates.

     Super Senior Optimal Percentage:  As of any
Distribution Date occurring on or after the Credit
Support Depletion Date, the fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Super Senior
Certificates immediately prior to such Distribution
Date and the denominator of which is the aggregate
Certificate Principal Balance of all Senior
Certificates (other than the Certificate Principal
Balance of the Class A-14 Certificates) immediately prior to such Distribution Date.

     Super Senior Optimal Principal Distribution
Amount: With respect to any Distribution Date occurring on or after the Credit Support Depletion
Date, the sum of (i) the product of (a) the then-applicable Super Senior Optimal Percentage and (b) the amounts set forth in Sections 4.02(a)(ii)(Y)(A),
(D) and (F) and (ii) the amounts set forth in Sections
4.02(a)(ii)(Y)(B) and (C).

     Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate
Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to
Residual Interest Holders of REMIC Taxable Income or
Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue
Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

     Trust Fund: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

        (i)    the Mortgage Loans and the related
               Mortgage Files,

       (ii)    all payments on and collections in
               respect of the Mortgage Loans due after
               the Cut-off Date as shall be on deposit
               in the Custodial Account or in the
               Certificate Account and identified as
               belonging to the Trust Fund,

      (iii)    property which secured a Mortgage Loan
               and which has been acquired for the
               benefit of the Certificateholders and
               the Owner of the Excess Spread by
               foreclosure or deed in lieu of
               foreclosure, and

       (iv)    the hazard insurance policies and
               Primary Insurance Policies, if any, and
               certain proceeds thereof.

     Uniform Single Attestation Program for Mortgage
Bankers:  The Uniform Single Attestation Program for
Mortgage Bankers, as published by the Mortgage Bankers
Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

     Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

     United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98.0% of all of the Voting Rights shall be allocated among Holders of Certificates, respectively, other than the Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; and the Holders of the Class R
Certificates and the Owner of the Excess Spread shall be entitled to 1.0% and 1.0% of all of the Voting
Rights, respectively, allocated among the Certificates of each such Class in accordance with their respective
Percentage Interests.
                      ARTICLE II

             CONVEYANCE OF MORTGAGE LOANS;
           ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01. Conveyance of Mortgage Loans.

     (a)   The Company, concurrently with the
execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off
Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date).

     (b) In connection with such assignment, except as set forth in Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative
Loan):

           (i)     The original Mortgage Note, endorsed
     without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed
     Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

           (ii)    The original Mortgage with evidence
     of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

           (iii)   An original Assignment of the
     Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

           (iv)    The original recorded assignment or
     assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded;
     and

           (v)     The original of each modification,
     assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

     and (II) with respect to each Cooperative Loan so assigned:

           (i)     The original Mortgage Note, endorsed
     without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed
     Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

           (ii)    A counterpart of the Cooperative
     Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

           (iii)   The related Cooperative Stock
     Certificate, representing the related Cooperative
     Stock pledged with respect to such Cooperative
     Loan, together with an undated stock power (or other similar instrument) executed in blank;

           (iv)    The original recognition agreement
     by the Cooperative of the interests of the mortgagee with respect to the related Cooperative
     Loan;

           (v)     The Security Agreement;

           (vi)    Copies of the original UCC-1
     financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security
     Agreement and the Assignment of Proprietary Lease;

           (vii)   Copies of the filed UCC-3
     assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security
     Agreement and the Assignment of Proprietary Lease;

           (viii)        An executed assignment of the
     interest of the originator in the Security
     Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

           (ix)    The original of each modification,
     assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

           (x)     An executed UCC-1 financing
     statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

     (c) The Company may, in lieu of delivering the documents set forth in Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master
Servicer shall hold such documents in trust for the use and benefit of all present and future
Certificateholders and the Owner of Excess Spread until such time as is set forth below. Within ten Business
Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in Section 2.01(b)(I)(iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage
Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master
Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

     On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section
2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv),
(vii), (ix) and (x) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this Section 2.01(c), the Master Servicer shall deliver to (i) Moody's if it is one of the Rating
Agencies, (ii) the Trustee and (iii) each Custodian a report setting forth the status of the documents which it is holding.

     (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee or the respective
Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

     The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (I)(iii) of
Section 2.01(b),  except in states where, in the
opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and
(x), respectively, of Section 2.01(b).  If any
Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related
Cooperative Apartment is located outside of the State of New York.

     Any of the items set forth in Sections
2.01(b)(I)(iv) and (v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered in microfiche form.

     (e) It is intended that the conveyances by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Company to the Trustee of the Mortgage
Loans for the benefit of the Certificateholders and the Owner of the Excess Spread. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the
Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Sections 2.01 and 2.06 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security
Agreement, Assignment of Proprietary Lease, Cooperative
Stock Certificate, Cooperative Lease, any insurance policies and all other documents in the related
Mortgage File and (ii) with respect to each Mortgage
Loan other than a Cooperative Loan, the related
Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate
Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and
(2) an assignment by the Company to the Trustee of any security interest in any and all of Residential
Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B) and (C) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-
305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

     The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential
Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, or (3) any transfer of any interest of Residential Funding or the Company in any Mortgage
Loan.

           (f) The Master Servicer hereby acknowledges the receipt by it of cash in an amount equal to $1,266,932.15 (the "Initial Monthly Payment Fund"), representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in March 1996, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.
The Master Servicer shall hold such Initial Monthly
Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available
Distribution Amount for the Distribution Date in March
1996. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of the REMIC. To the extent that the Initial Monthly
Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of the REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by the REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

     Section 2.02. Acceptance by Trustee.

     The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through
(iii) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future
Certificateholders and the Owner of the Excess Spread.
The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders and the Owner of the Excess Spread, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section
2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The
Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section
2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

     If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to
Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Master
Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in
Section 860G(a)(5) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial
Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage
Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of the Certificateholders or such Owner.

     Section 2.03. Representations, Warranties and
                   Covenants of the Master Servicer and
                   the Company   .

     (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread that:

           (i)     The Master Servicer is a corporation
     duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

           (ii)    The execution and delivery of this
     Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's
     Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master
     Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

           (iii)   This Agreement, assuming due
     authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master
     Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

           (iv)    The Master Servicer is not in
     default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition
     (financial or other) or operations of the Master
     Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

           (v)     No litigation is pending or, to the
     best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

           (vi)    The Master Servicer will comply in
     all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required
     Insurance Policy;

           (vii)   No information, certificate of an
     officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

           (viii)  The Master Servicer has examined
     each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing
     Agreements will comply with the provisions of
     Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

     Upon discovery by either the Company, the Master
Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders and the Owner of the Excess Spread in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section
860G(a)(5) of the Code, any such cure must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section
2.03(a) available to the Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of the Certificateholders and such Owner.

     (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders and the Owner of the Excess Spread that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

           (i)     No Mortgage Loan is one month or
     more delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage
     Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

           (ii)    The information set forth in Exhibit
     F hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

           (iii)   The Mortgage Loans are
     fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

           (iv)    To the best of the Company's
     knowledge, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 25% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%,
     (b) at least 17% of such balance if the
     Loan-to-Value Ratio is between 90.00% and 85.01%, and (c) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%.
     To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

           (v)     The issuers of the Primary Insurance
     Policies are insurance companies whose
     claims-paying abilities are currently acceptable to each Rating Agency;

           (vi)    No more than 1.2% of the Mortgage
     Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged
     Properties located in any one zip code area in California, no more than 0.5% of the Mortgage
     Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged
     Properties located in any one zip code area outside California, and no more than 0.11% of the Mortgage Loans by aggregate Stated Principal
     Balance as of the Cut-off Date are Cooperative
     Loans;

           (vii)   If the improvements securing a
     Mortgage Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

           (viii)        Immediately prior to the
     assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest
     (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

           (ix)    Approximately 13.9% of the Mortgage
     Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program;

           (x)     Each Mortgagor represented in its
     loan application with respect to the related
     Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

           (xi)    Approximately 0.2% of the Mortgage
     Loans by aggregate Stated Principal Balance as of the Cut-off Date were Buydown Mortgage Loans;

           (xii)   Each Mortgage Loan constitutes a
     qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section
     1.860G-2(a)(1);

           (xiii)        A policy of title insurance
     was effective as of the closing of each Mortgage
     Loan and is valid and binding and remains in full force and effect;

           (xiv)   With respect to a Mortgage Loan that
     is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

           (xv)    With respect to each Mortgage Loan
     originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage
     Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

           (xvi)   Interest on each Mortgage Loan is
     calculated on the basis of a 360-day year consisting of twelve 30-day months; and

           (xvii)        Two of the Mortgage Loans
     contain in the related Mortgage File a Destroyed
     Mortgage Note.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

     Upon discovery by any of the Company, the Master
Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders and the Owner of the Excess Spread in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section
2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within
90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage
Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified
Substitute Mortgage Loan or Loans for such Mortgage
Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section
860G(a)(5) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of the Certificateholders and such Owner. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage
Loan.

     Section 2.04. Representations and Warranties of Sellers.

     The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders and the Owner of the Excess Spread all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan.
Insofar as the Assignment Agreement or such Seller's
Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders and the Owner of the Excess Spread. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment
Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders and the Owner of the Excess Spread in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master
Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section
2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage
Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date, except that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified
Substitute Mortgage Loan or Loans for a Deleted
Mortgage Loan pursuant to this Section 2.04,
Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread with respect to such Qualified
Substitute Mortgage Loan or Loans, the original
Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01.
No substitution will be made in any calendar month after the Determination Date for such month. Monthly
Payments due with respect to Qualified Substitute
Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution
Date. For the month of substitution, distributions to the Certificateholders and the Owner of the Excess
Spread will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter
Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage
Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted
Mortgage Loan was a Discount Mortgage Loan, the
Schedule of Discount Fractions, for the benefit of the Certificateholders and the Owner of the Excess Spread to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute
Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Loan, the amended
Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage
Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment
Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified
Substitute Mortgage Loan as to which a Repurchase Event
(as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

     In connection with the substitution of one or more
Qualified Substitute Mortgage Loans for one or more
Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute
Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution).
Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor.
Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section
10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section
860G(d)(1) of the Code or (b) any portion of the Trust
Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage
Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of Certificateholders and such Owner. If the Master
Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

     Section 2.05. Execution and Authentication of
                   Certificates.

     The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage
Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which, together with the ownership interest in the Excess Spread, evidence ownership of the entire Trust Fund.


                      ARTICLE III

             ADMINISTRATION AND SERVICING
                   OF MORTGAGE LOANS

     Section 3.01. Master Servicer to Act as Servicer.

     (a)   The Master Servicer shall service and
administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage
Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section
3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master
Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders, the Owner of the Excess Spread and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged
Property to an Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the Master
Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of
Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal
Prepayment in Full pursuant to Section 3.13(d) hereof) and causing the REMIC to fail to qualify as such under the Code. The Trustee shall furnish the Master
Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master
Servicer to service and administer the Mortgage Loans.
The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10.

     (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the
Certificateholders and the Owner of the Excess Spread, be added to the amount owing under the related Mortgage
Loans, notwithstanding that the terms of such Mortgage
Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

     (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest
Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

     Section 3.02. Subservicing Agreements Between
                   Master Servicer and Subservicers;
                   Enforcement of Subservicers' and
                   Sellers' Obligations.

     (a)   The Master Servicer may continue in effect
Subservicing Agreements entered into by Residential
Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new
Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage
Loan that is a Nonsubserviced Mortgage Loan, the Master
Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage
Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each
Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit G. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement.
The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing
Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders or the Owner of the Excess Spread.

     (b)   As part of its servicing activities
hereunder, the Master Servicer, for the benefit of the Trustee, the Certificateholders and the Owner of the Excess Spread, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

     Section 3.03. Successor Subservicers.

     The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing
Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master
Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor
Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated
Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

     Section 3.04. Liability of the Master Servicer.

     Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee, the Certificateholders and the Owner of the Excess Spread for the servicing and administering of the Mortgage
Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans.
The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     Section 3.05. No Contractual Relationship Between
                   Subservicer and Trustee or
                   Certificateholders or the Owner of
                   the Excess Spread.

     Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master
Servicer alone and the Trustee, the Certificateholders and the Owner of the Excess Spread shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

     Section 3.06. Assumption or Termination of
                   Subservicing Agreements by Trustee.


     (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

     (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

     Section 3.07. Collection of Certain Mortgage Loan
                   Payments; Deposits to
                   Custodial Account.

     (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities.
Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage.
Consistent with the terms of this Agreement, the Master
Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders or the Owner of the Excess Spread; provided, however, that the Master
Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage
Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. In connection with any Curtailment of a Mortgage Loan, the Master
Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal
Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby.

     (b)   The Master Servicer shall establish and
maintain a Custodial Account in which the Master
Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

           (i)     All payments on account of
     principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO
     Proceeds received in connection with an REO
     Property for which an REO Disposition has occurred;

           (ii)    All payments on account of interest
     at the Adjusted Mortgage Rate on the Mortgage
     Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

           (iii)   Insurance Proceeds and Liquidation
     Proceeds (net of any related expenses of the Subservicer);

           (iv)    All proceeds of any Mortgage Loans
     purchased pursuant to Section 2.02, 2.03, 2.04 or
     4.07 and all amounts required to be deposited in connection with the substitution of a Qualified
     Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

           (v)     Any amounts required to be deposited
     pursuant to Section 3.07(c) or 3.21; and

           (vi)    All amounts transferred from the
     Certificate Account to the Custodial Account in accordance with Section 4.02(a).

The foregoing requirements for deposit in the Custodial
Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial
Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others.
Notwithstanding such commingling of funds, the Master
Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

     With respect to Insurance Proceeds, Liquidation
Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03,
2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

     (c)   The Master Servicer shall use its best
efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial
Account attributable to the Mortgage Loans in Permitted
Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities.
All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

     (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

     Section 3.08. Subservicing Accounts;
Servicing Accounts.

     (a)   In those cases where a Subservicer is
servicing a Mortgage Loan pursuant to a Subservicing
Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing
Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The
Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing
Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

     (b)   The Subservicer may also be required,
pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related
Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

     (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections
3.11 (with respect to the Primary Insurance Policy) and
3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing
Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

     (d)   The Master Servicer shall advance the
payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance
Proceeds, Liquidation Proceeds or otherwise.

     Section 3.09. Access to Certain Documentation and
                   Information Regarding the Mortgage
                   Loans.

     In the event that compliance with this Section
3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift
Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master
Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

     Section 3.10.  Permitted Withdrawals from the
                    Custodial Account.

     (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial
Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage
Loans for the following purposes:

           (i)      to make deposits into the
     Certificate Account in the amounts and in the manner provided for in Section 4.01;

           (ii)     to reimburse itself or the related
     Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans
     (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly
     Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

           (iii)    to pay to itself or the related
     Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

           (iv)     to pay to itself as additional
     servicing compensation any interest or investment income earned on funds deposited in the Custodial
     Account that it is entitled to withdraw pursuant to Section 3.07(c);

           (v)      to pay to itself as additional
     servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to
     Section 3.08(b);

           (vi)     to pay to itself, a Subservicer, a
     Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders or the Owner of the Excess
     Spread as of the date on which the related Stated
     Principal Balance or Purchase Price is determined;

           (vii)    to reimburse itself or the related
     Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below or any Advance reimbursable to the Master Servicer pursuant to
     Section 4.02(a)(iii);

           (viii)   to reimburse itself or the Company
     for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.13, 3.14(c),
     6.03, 10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

           (ix)     to reimburse itself for amounts
     expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

           (x)      to withdraw any amount deposited in
     the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

     (b)   Since, in connection with withdrawals
pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage
Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage
Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

     (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable
Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage
Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders and the Owner of the Excess Spread (and not theretofore reimbursed to the Master Servicer or the related
Subservicer).

     Section 3.11.  Maintenance of the Primary
                    Insurance Policies;
                    Collections Thereunder.

     (a)   The Master Servicer shall not take, or
permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary
Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary
Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value
Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance
Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary
Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary
Insurance Policy applicable to a Nonsubserviced
Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance
Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing
Date by such Rating Agency.

     (b)   In connection with its activities as
administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master
Servicer, the Subservicer, if any, the Trustee, Certificateholders and the Owner of the Excess Spread, claims to the Insurer under any Primary Insurance
Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to
Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary
Insurance Policies shall be deposited in the Custodial
Account, subject to withdrawal pursuant to Section
3.10.

     Section 3.12.  Maintenance of Fire Insurance and
                    Omissions and Fidelity Coverage.

     (a)   The Master Servicer shall cause to be
maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements;
provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related
Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan
(other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders and the Owner of the Excess Spread, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master
Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.
Whenever the improvements securing a Mortgage Loan
(other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master
Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged
Property under the national flood insurance program
(assuming that the area in which such Mortgaged
Property is located is participating in such program).

     In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section
3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial
Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee, the Certificateholders and the Owner of the Excess Spread, claims under any such blanket policy.

     (b)   The Master Servicer shall obtain and
maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master
Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

     Section 3.13.  Enforcement of Due-on-Sale Clauses;
                    Assumption and Modification
                    Agreements; Certain Assignments.


     (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

           (i)      the Master Servicer shall not be
     deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

           (ii)     if the Master Servicer determines
     that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

     (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged
Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage
Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person;
provided, however, none of such terms and requirements shall both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage
Loan under the Code (or final, temporary or proposed
Treasury Regulations promulgated thereunder) and cause the Trust Fund to fail to qualify as a REMIC under the Code. The Master Servicer shall execute and deliver such documents only if it reasonably determines that
(i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage
Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required
Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage
Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan
(including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master
Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master
Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

     (c)   The Master Servicer or the related
Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged
Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related
Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the Trust
Fund would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on the REMIC as a result thereof. Any fee collected by the Master Servicer or the related
Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

     (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master
Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit O, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;
(ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage
Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

     Section 3.14.  Realization Upon Defaulted
Mortgage Loans.

     (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO
Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses and charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or
REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related
Liquidation Proceeds, Insurance Proceeds or REO
Proceeds). In the event of a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash
Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master
Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund.
Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation
Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized
Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

     (b)   In the event that title to any Mortgaged
Property is acquired by the Trust Fund as an REO
Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders and the Owner of the Excess Spread.
Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO
Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage
Loan held in the Trust Fund until such time as the REO
Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title
(after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

     (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such REO Property within two years after its acquisition by the Trust Fund for purposes of Section
860G(a)(8) of the Code or, at the expense of the Trust
Fund, request, more than 60 days before the day on which the two-year grace period would otherwise expire, an extension of the two-year grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such two-year period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause the Trust
Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust
Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel).
The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in
Section 3.10.  Notwithstanding any other provision of
this Agreement, no REO Property acquired by the Trust
Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust
Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section
860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

     (d)   The proceeds of any Cash Liquidation, REO
Disposition or purchase or repurchase of any Mortgage
Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO
Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section
3.10(a)(ii); second, to the Certificateholders and the Owner of the Excess Spread to the extent of accrued and unpaid interest on the Mortgage Loan, and any related
REO Imputed Interest, at the Net Mortgage Rate to the
Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all
Servicing Fees and Subservicing Fees payable therefrom
(and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

     Section 3.15.  Trustee to Cooperate;
                    Release of Mortgage Files.

     (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master
Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section
3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit H requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master
Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage
Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial
Account or the Certificate Account.

     (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing
Officer substantially in one of the forms attached as Exhibit H hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required
Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation
Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage
File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged
Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing
Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.
In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial
Account.

     (c)   The Trustee or the Master Servicer on the
Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

     Section 3.16.  Servicing and Other Compensation;
                    Compensating Interest.

     (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage
Loan plus unpaid interest accrued thereon (including
REO Imputed Interest) at the related Net Mortgage Rate, the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related
Subservicer any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

     (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

     (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder
(including payment of premiums for the Primary
Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

     (d)   The Master Servicer's right to receive
servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

     (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master
Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master
Servicer is entitled pursuant to Section 3.10(a)(iii);
second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate
Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

     Section 3.17.  Reports to the Trustee
and the Company.

     Not later than fifteen days after each
Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

     Section 3.18.  Annual Statement as to Compliance.

     The Master Servicer will deliver to the Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers'
Certificate stating, as to each signer thereof, that
(i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single
Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation
Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing
Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

     Section 3.19.  Annual Independent Public
                    Accountants' Servicing Report.


     On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American
Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American
Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

     Section 3.20.  Rights of the Company in Respect
                    of the Master Servicer.

     The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master
Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

     Section 3.21.  Administration of Buydown Funds.

     (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The
Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage
Loan, the Subservicer will withdraw from the Buydown
Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

     (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period
(the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage
Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown
Period and the property securing such Buydown Mortgage
Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related
Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master
Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial
Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance
Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.
                      ARTICLE IV

            PAYMENTS TO CERTIFICATEHOLDERS

     Section 4.01.  Certificate Account.

     (a)   The Master Servicer on behalf of the
Trustee shall establish and maintain a Certificate
Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00
P.M. New York time on each Certificate Account Deposit
Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate
Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and
(v) all other amounts constituting the Available
Distribution Amount for the immediately succeeding
Distribution Date.

     (b)   The Trustee shall, upon written request
from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and
(ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time.
The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate
Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

     Section 4.02.  Distributions.

     (a)   On each Distribution Date (i) the Master
Servicer on behalf of the Trustee or (ii) the Paying
Agent appointed by the Trustee, shall distribute to the Owner of the Excess Spread, a distribution thereof pursuant to Section 4.02(a)(i), to the Master Servicer, in the case of a distribution pursuant to Section
4.02(a)(iii), the amount required to be distributed to the Master Servicer or a Subservicer pursuant to
Section 4.02(a)(iii), and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such
Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master
Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority
(subject to the provisions of Section 4.02(b)), in each case to the extent of the Available Distribution
Amount:

           (i) to the Class A Certificateholders
     (other than the Class A-14 Certificateholders),
     Class R Certificateholders and the Owner of the Excess Spread, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates and the amount of Excess Spread with respect to such Distribution Date, Accrued
     Certificate Interest on such Classes of
     Certificates and such Excess Spread, as
     applicable, for such Distribution Date, plus any Accrued Certificate Interest thereon or Excess
     Spread remaining unpaid from any previous
     Distribution Date except as provided in the last paragraph of this Section 4.02(a);

           (ii)     (X)  to the Class A-14
     Certificateholders, the Class A-14 Principal
     Distribution Amount; and

                    (Y)  to the Class A
     Certificateholders (other than Class A-14
     Certificateholders) and Class R
     Certificateholders, in the priorities and amounts set forth in Section 4.02(b)(ii) through (iv) and
     Section 4.02(c), (d) and (e), the sum of the following (applied to reduce the Certificate
     Principal Balances of such Class A Certificates or
     Class R Certificates, as applicable):

               (A)  the Senior Percentage for such
           Distribution Date times the sum of the
           following:

                    (1)  the principal portion of each
               Monthly Payment due during the related
               Due Period on each Outstanding Mortgage
               Loan (other than the related Discount
               Fraction of the principal portion of
               such payment with respect to a Discount
               Mortgage Loan), whether or not received
               on or prior to the related
               Determination Date, minus the principal
               portion of any Debt Service Reduction
               (other than the related Discount
               Fraction of the principal portion of
               such Debt Service Reductions with
               respect to each Discount Mortgage Loan)
               which together with other Bankruptcy
               Losses exceeds the Bankruptcy Amount;

                    (2)  the Stated Principal Balance
               of any Mortgage Loan repurchased during
               the related Prepayment Period (or
               deemed to have been so repurchased in
               accordance with Section 3.07(b))
               pursuant to Section 2.02, 2.03, 2.04 or
               4.07 and the amount of any shortfall
               deposited in the Custodial Account in
               connection with the substitution of a
               Deleted Mortgage Loan pursuant to
               Section 2.03 or 2.04 during the related
               Prepayment Period (other than the
               related Discount Fraction of such
               Stated Principal Balance or shortfall
               with respect to a Discount Mortgage
               Loan); and

                    (3)  the principal portion of all
               other unscheduled collections (other
               than Principal Prepayments in Full and
               Curtailments and amounts received in
               connection with a Cash Liquidation or
               REO Disposition of a Mortgage Loan
               described in Section 4.02(a)(ii)(Y)(B),
               including without limitation Insurance
               Proceeds, Liquidation Proceeds and REO
               Proceeds) received during the related
               Prepayment Period (or deemed to have
               been so received in accordance with
               Section 3.07(b)) to the extent applied
               by the Master Servicer as recoveries of
               principal of the related Mortgage Loan
               pursuant to Section 3.14 (other than
               the related Discount Fraction of the
               principal portion of such unscheduled,
               collections, with respect to a Discount
               Mortgage Loan);

               (B)  with respect to each Mortgage Loan
           for which a Cash Liquidation or a REO
           Disposition occurred during the related
           Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess
           Fraud Losses, Excess Bankruptcy Losses or
           Extraordinary Losses, an amount equal to the lesser of (a) the Adjusted Senior
           Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related
           Discount Fraction of such Stated Principal
           Balance, with respect to a Discount
           Mortgage Loan) and (b) the Adjusted Senior
           Accelerated Distribution Percentage for
           such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation
           Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related
           Mortgage Loan pursuant to Section 3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan included in Section
           4.02(b)(i)(C));

               (C)  the Adjusted Senior Accelerated
           Distribution Percentage for such
           Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related
           Prepayment Period (other than the related
           Discount Fraction of such Principal
           Prepayments in Full and Curtailments, with respect to a Discount Mortgage Loan);

               (D)  any Excess Subordinate Principal
           Amount for such Distribution Date;

               (E)  the Class A-13 Certificates' pro
           rata share, based on the Certificate
           Principal Balance thereof relative to the aggregate of the Certificate Principal
           Balance of the Class A-13, Class M and
           Class B Certificates, of the unscheduled collections and prepayments referred to in clauses (B) and (C) above, to the extent such receipts are not payable to the Super
           Senior Certificates or the Class A-14
           Certificates, except as provided in Section
           4.02(e);

               (F)  any amounts described in subsection
           (ii)(Y), clauses (A), (B), (C) and (E) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (F) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class M
           Certificates or Class B Certificates;

           (iii)    if the Certificate Principal
     Balances of the Class M Certificates and Class B
     Certificates have not been reduced to zero, to the Master Servicer or a Subservicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such
     Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess
     Special Hazard Losses, Excess Fraud Losses, Excess
     Bankruptcy Losses or Extraordinary Losses;

           (iv)     to the Holders of the Class M-1
     Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

           (v)      to the Holders of the Class M-1
     Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such
     Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-14 Collection
     Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause
     (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii),
     (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

           (vi)     to the Holders of the Class M-2
     Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

           (vii)    to the Holders of the Class M-2
     Certificates, an amount equal to the Subordinate
     Principal Distribution Amount for such Class of
     Certificates for such Distribution Date, minus (y) the amount of any Class A-14 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2
     Certificates;

           (viii)   to the Holders of the Class M-3
     Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

           (ix)     to the Holders of the Class M-3
     Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such
     Class of Certificates for such Distribution Date minus (y) the amount of any Class A-14 Collection
     Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause
     (x) of Sections 4.02(a)(xi), (xiii), (xiv) and
     (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

           (x)      to the Holders of the Class B-1
     Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

           (xi)     to the Holders of the Class B-1
     Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such
     Class of Certificates for such Distribution Date minus (y) the amount of any Class A-14 Collection
     Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause
     (x) of Sections 4.02(a)(xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1
     Certificates;

           (xii)    to the Holders of the Class B-2
     Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

           (xiii)   to the Holders of the Class B-2
     Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such
     Class of Certificates for such Distribution Date minus (y) the amount of any Class A-14 Collection
     Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause
     (x) of Sections 4.02(a)(xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2
     Certificates;

           (xiv)    to the Holders of the Class B-3
     Certificates, an amount equal to (x) the Accrued
     Certificate Interest thereon for such Distribution
     Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous
     Distribution Date, except as provided below minus
     (y) the amount of any Class A-14 Collection
     Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates to the extent the amounts available pursuant to clause
     (x) of Section 4.02(a)(xv) are insufficient therefor;

           (xv)     to the Holders of the Class B-3
     Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such
     Class of Certificates for such Distribution Date minus (y) the amount of any Class A-14 Collection
     Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

           (xvi)    to the Class A Certificateholders
     and Class R Certificateholders in the priority set forth in Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Class A and
     Class R Certificates, but in no event more than the aggregate of the outstanding Certificate
     Principal Balances of each such Class of Class A and Class R Certificates, and thereafter, to each Class of Class M Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class A Certificates and Class R Certificates have been retired, applied to reduce the Certificate
     Principal Balance of each such Class of Class M
     Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class M Certificates; and thereafter to each such Class of Class B Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class M Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class B Certificates, but in no event more than the outstanding Certificate
     Principal Balance of each such Class of Class B
     Certificates; and

           (xvii)   to the Class R Certificateholders,
     the balance, if any, of the Available Distribution
     Amount.

     Notwithstanding the foregoing, on any Distribution
Date, with respect to the Class of Class B Certificates outstanding on such Distribution Date with the highest numerical designation, or in the event the Class B
Certificates are no longer outstanding, the Class of Class M Certificates then outstanding with the highest numerical designation, or in the event the Class B
Certificates and Class M Certificates are no longer outstanding, the Class A and Class R Certificates,
Accrued Certificate Interest thereon remaining unpaid and Excess Spread remaining unpaid from any previous
Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest or Excess Spread was attributable to interest shortfalls relating to Nonrecoverable Advances as determined by the Master Servicer with respect to the related
Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

     (b)   Distributions of principal on the Class A
Certificates and Class R Certificates on each
Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

           (i)      first, to the Class A-14
     Certificates,  until the Certificate Principal
     Balance thereof is reduced to zero, an amount (the
     "Class A-14 Principal Distribution Amount") equal to the aggregate of:

               (A)  the related Discount Fraction of
           the principal portion of each Monthly
           Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related
           Determination Date, minus the Discount
           Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

               (B)  the related Discount Fraction of
           the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO
           Disposition of a Discount Mortgage Loan
           described in clause (C) below), including
           Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b)) of
           Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial
           Account in connection with such
           substitution);

               (C)  in connection with the Final
           Disposition of a Discount Mortgage Loan
           that did not result in any Excess Special
           Hazard Losses, Excess Fraud Losses, Excess
           Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated
           Principal Balance of such Discount Mortgage
           Loan immediately prior to such Distribution
           Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

               (D)  any amounts allocable to principal
           for any previous Distribution Date
           (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

               (E)  the amount of any Class A-14
           Collection Shortfalls for such Distribution
           Date and the amount of any Class A-14
           Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

           (ii)     to the Class A-13 Certificates, an
     amount equal to the sum of (A) the Class A-13
     Certificates' pro rata share, based on the Certificate Principal Balance thereof relative to the Certificate Principal Balance of all other classes of Senior Certificates (other than the Class A-14 Certificates), of the aggregate of the amounts set forth in clauses 4.02(a)(ii)(Y)(A),
     (D) and (F) and (B) the amount described in clause
     4.02(a)(ii)(Y)(E) shall be distributed in reduction of the Certificate Principal Balance of the Class A-13 Certificates; provided that if the aggregate of the amounts set forth in clauses
     4.02(a)(ii)(Y)(A) through (F) is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution
     Amount and the Class A-14 Distribution Amount have been distributed, the amount paid to the Class
     A-13 Certificates pursuant to this clause
     4.02(b)(ii) shall be reduced by an amount equal to the Class A-13 Certificates' pro rata share, based on the Certificate Principal Balance of the Class
     A-13 Certificates relative to the aggregate
     Certificate Principal Balance of the Senior
     Certificates (other than the Class A-14
     Certificates), of such difference;

           (iii)    the balance of the Senior Principal
     Distribution Amount remaining after the
     distributions, if any, described in clause
     4.02(b)(ii) above shall be distributed to the Class R Certificates, until the Certificate
     Principal Balance thereof has been reduced to zero;

           (iv)     the balance of the Senior Principal
     Distribution Amount remaining after the
     distributions, if any, described in clauses
     4.02(b)(ii) and (iii) above shall be distributed as follows:

               (A)  first, 20.5098308984%,
                    22.9874738147%, 14.6771096887%,
                    0.5753428863%, 5.4369885854%,
                    7.3356193719% 8.8458941085% and
                    19.6317406462% of such amount to
                    the Class A-1, Class A-2, Class A-
                    3, Class A-4, Class A-5, Class A-6,
                    Class A-7 and Class A-8
                    Certificates, respectively, until
                    the Certificate Principal Balances
                    of the Class A-1 Certificates and
                    Class A-2 Certificates have been
                    reduced to zero;

               (B)  second, to the Class A-3,
                    Class A-4, Class A-5, Class A-6,
                    Class A-7, Class A-8, Class A-9 and
                    Class A-10 Certificates, on a pro
                    rata basis, based on the respective
                    Certificate Principal Balances
                    thereof, until the Certificate
                    Principal Balances of the Class A-
                    3, Class A-4, Class A-5, Class A-6,
                    Class A-7, Class A-8, Class A-9 and
                    Class A-10 Certificates have been
                    reduced to zero;

               (C)  third, to the Class A-11
                    Certificates, until the Certificate
                    Principal Balance thereof has been
                    reduced to zero; and

               (D)  fourth, to the Class A-12
                    Certificates, until the Certificate
                    Principal Balance thereof has been
                    reduced to zero.

     (c)   On or after the occurrence of the Credit
Support Depletion Date but prior to the reduction of the Certificate Principal Balance of the Class A-13
Certificates to zero, all priorities relating to distributions as described above in respect of principal among the various classes of Class A
Certificates (other than the Class A-14 Certificates) and Class R Certificates will be disregarded and an amount equal to the Discount Fraction of the principal portion of scheduled or unscheduled payments received or advanced in respect of Discount Mortgage Loans will be distributed to the Class A-14 Certificates and the Senior Principal Distribution Amount will be distributed among all classes of Class A Certificates
(other than the Class A-14 Certificates) and Class R
Certificates pro rata in accordance with their respective outstanding Certificate Principal Balances and the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein; provided that the aggregate amount distributable to the Senior
Certificates (other than the Class A-14 Certificates) in respect of the aggregate Accrued Certificate
Interest thereon and in respect of their collective pro rata portion of the Senior Principal Distribution
Amount will be distributed among such Certificates in the following priority: first, to the Super Senior
Certificates, up to an amount equal to the Accrued
Certificate Interest thereon; second, to the Super
Senior Certificates, the Super Senior Optimal Principal
Distribution Amount thereof, in reduction of the Certificate Principal Balance thereof until such Certificate Principal Balances has been reduced to zero; third, to the Class A-13 Certificates, up to an amount equal to the Accrued Certificate Interest thereon; and fourth, to the Class A-13 Certificates, the remainder of the amount so distributable among the Super Senior Certificates and Class A-13 Certificates, until the Certificate Principal Balance thereof is reduced to zero.

     (d)   On or after the occurrence of the Credit
Support Depletion Date and upon reduction of the Certificate Principal Balance of the Class A-13
Certificates to zero, all priorities relating to distributions as described above in respect of principal among the various classes of Class A
Certificates (other than the Class A-14 Certificates) and Class R Certificates will be disregarded and an amount equal to the Discount Fraction of the principal portion of scheduled or unscheduled payments received or advanced in respect of Discount Mortgage Loans will be distributed to the Class A-14 Certificates and the Senior Principal Distribution Amount will be distributed among all classes of Class A Certificates
(other than the Class A-14 Certificates) and Class R
Certificates pro rata in accordance with their respective outstanding Certificate Principal Balances.

     (e) On and after the Distribution Date on which Certificate Principal Balances of the Super Senior
Certificates have been reduced to zero but prior to the occurrence of the Credit Support Depletion Date, 100% of all full and partial Principal Prepayments (to the extent not paid to the Super Senior Certificates and other than the Discount Fraction of such full and partial Principal Prepayments with respect to Discount
Mortgage Loans) made by the respective Mortgagors during the preceding calendar month will be included in the amount set forth in Section 4.02(a)(ii)(Y)(E) (i) on any Distribution Date prior to the Distribution Date occurring in March 2001 on which (A) the aggregate
Certificate Principal Balance of the Class M
Certificates and Class B Certificates is less than 50%
of the Certificate Principal Balance of the Class A-13
Certificates or (B) the outstanding principal balance of Mortgage Loans delinquent 60 days or more is greater than one-third of the aggregate Certificate Principal
Balance of the Class M Certificates and Class B
Certificates immediately prior to such Distribution
Date, (ii) on any Distribution Date occurring on or after the Distribution Date occurring in March 2001 and prior to the Distribution Date occurring in March 2005 on which (A) the aggregate Certificate Principal
Balance of the Class M Certificates and Class B
Certificates is less than 50% of the Certificate
Principal Balance of the Class A-13 Certificates or (B) the outstanding principal balance of Mortgage Loans delinquent 60 days or more is greater than one-half of the aggregate Certificate Principal Balance of the Class M Certificates and Class B Certificates immediately prior to such Distribution Date and (iii) on any Distribution Date occurring on or after the Distribution Date occurring in March 2005 on which the Subordinate Percentage is less than the initial
Subordinate Percentage.

     (f) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized
Loss was determined to have occurred the Master
Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries
(net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related
Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated or to the Owner of the Excess Spread, if applicable, (with the amounts to be distributed allocated among such Classes and the Excess Spread in the same proportions as such Realized Loss was allocated), subject to the following: No such distribution shall be in an amount that would result in total distributions in respect of Excess Spread or on the Certificates of any such Class in excess of the total amounts of principal and interest that would have been distributable thereon if such Cash Liquidation or REO Disposition had occurred but had resulted in a Realized Loss equal to zero.
Notwithstanding the foregoing, no such distribution shall be made with respect to the Excess Spread or the Certificates of any Class to the extent that either (i) such Excess Spread or Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or (ii) such Excess Spread or Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof.
Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution, on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

     (g)   Each distribution with respect to a
Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository
Participants in accordance with its normal procedures.
Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents.
None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

     (h)   Except as otherwise provided in Section
9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master
Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two
(2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

     Section 4.03.  Statements to Certificateholders
                    and the Owner of the Excess Spread.

     (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder, the Owner of the Excess Spread and the Company a statement setting forth the following information as to the Excess Spread and each Class of Certificates to the extent applicable:

           (i)      (a) the amount of such distribution
     to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

           (ii)     the amount of such distribution to
     Holders of such Class of Certificates allocable to interest and to the Owner of the Excess Spread;

           (iii)    if the distribution to the Holders
     of such Class of Certificates or such Owner is less than the full amount that would be distributable to such Holders or Owner if there were sufficient funds available therefor, the amount of the shortfall;

           (iv)     the amount of any Advance by the
     Master Servicer pursuant to Section 4.04;

           (v)      the number and Pool Stated
     Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

           (vi)     the aggregate Certificate Principal
     Balance of each Class of Certificates, and each of the Senior, Class M and Class B Percentages, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

           (vii)    the related Subordinate Principal
     Distribution Amount and Prepayment Distribution
     Percentage, if applicable;

           (viii)   on the basis of the most recent
     reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are delinquent (A) one month,
     (B) two months and (C) three months and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

           (ix)     the number, aggregate principal
     balance and book value of any REO Properties;

           (x)      the aggregate Accrued Certificate
     Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

           (xi)     the Special Hazard Amount, Fraud
     Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

           (xii)    the weighted average Spread Rate
     for such Distribution Date;

           (xiii)   the occurrence of the Credit
     Support Depletion Date;

           (xiv)    the Adjusted Senior Accelerated
     Distribution Percentage applicable to such distribution;

           (xv)     the Senior Percentage for such
     Distribution Date;

           (xvi)    the aggregate amount of Realized
     Losses for such Distribution Date;

           (xvii)   the aggregate amount of any
     recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

           (xviii) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

           (xix)    the weighted average Mortgage Rates
     of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section
4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

     (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Owner of the Excess Spread or the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master
Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master
Servicer pursuant to any requirements of the Code.

     (d)   Upon the written request of any
Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting
Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

     Section 4.04.  Distribution of Reports to the
                    Trustee and the Company; Advances
                    by the Master Servicer.

     (a)   Prior to the close of business on the
Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders and the Owner of the Excess Spread by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

     (b)   On or before 2:00 P.M. New York time on
each Certificate Account Deposit Date, the Master
Servicer shall either (i) deposit in the Certificate
Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage
Loans as of the related Due Date, which Monthly
Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable
Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate
Account all or a portion of the Amount Held for Future
Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and
(ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00
A.M. New York time on any future Certificate Account
Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial
Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders and the Excess Spread required to be made on the following Distribution Date.
The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section
3.07(b) that has been deposited in the Custodial
Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly
Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to
Section 3.10.

     The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed
Advance, if made, would constitute a Nonrecoverable
Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee.

     In the event that the Master Servicer determines as of the Business Day preceding any Certificate
Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

     The Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate
Account.


     Section 4.05.  Allocation of Realized Losses.

     Prior to each Distribution Date, the Master
Servicer shall determine the total amount of Realized
Losses, if any, that resulted from any Cash
Liquidation, Debt Service Reduction, Deficient
Valuation or REO Disposition that occurred during the related Prepayment Period. The amount of each Realized
Loss shall be evidenced by an Officers' Certificate.
All Realized Losses, other than Excess Special Hazard
Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows:
first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3
Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class
M-2 Certificates until the Certificate Principal
Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal
Balance thereof has been reduced to zero; and, thereafter, if such Realized Losses are on a Discount
Mortgage Loan, to the Class A-14 Certificates, in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized
Losses and the entire amount of such Realized Losses on Non-Discount Mortgage Loans among all the Class A
Certificates (other than the Class A-14 Certificates),
Class R Certificates and, in respect of the interest portion of such Realized Losses, the Excess Spread, on a pro rata basis, as described below. Any Excess
Special Hazard Losses, Excess Bankruptcy Losses, Excess
Fraud Losses and Extraordinary Losses on Non-Discount
Mortgage Loans will be allocated among the Class A
(other than the Class A-14 Certificates), Class M,
Class B and Class R Certificates, and, in respect of the interest portion of such Realized Losses, the Excess Spread, on a pro rata basis, as described below.
The principal portion of such losses on Discount
Mortgage Loans will be allocated to the Class A-14
Certificates in an amount equal to the related Discount
Fraction thereof, and the remainder of such losses on Discount Mortgage Loans will be allocated among the Class A Certificates (other than the Class A-14
Certificates), Class M, Class B and Class R
Certificates on a pro rata basis, as described below;
except that the principal portion of Defaulted Mortgage
Losses otherwise allocable to the Super Senior
Certificates will be allocated to the Class A-13
Certificates until the Certificate Principal Balance of the Class A-13 Certificates is reduced to zero.

     As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified
Classes of Certificates and the Excess Spread means an allocation on a pro rata basis, among the various
Classes so specified and the Excess Spread, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate
Interest thereon or amount of Excess Spread payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss.
Except as provided in the following sentence, any allocation of the principal portion of Realized Losses
(other than Debt Service Reductions) to a Class of
Certificates shall be made by reducing the Certificate
Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service
Reductions) to the Class B Certificates or, after the Certificate Principal Balances of the Class B
Certificates have been reduced to zero, to the Class of Class M Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a).
Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a).
All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

     Section 4.06.  Reports of Foreclosures and
                    Abandonment of Mortgaged Property.


     The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H,
6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.


     Section 4.07.  Optional Purchase of Defaulted
                    Mortgage Loans.


     As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate
Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing
Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage
Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master
Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Notwithstanding anything to the contrary in this Section 4.07, the Master Servicer shall continue to service any such Mortgage Loan after the date of such purchase in accordance with the terms of this Agreement and, if any Realized Loss with respect to such Mortgage Loan occurs, allocate such Realized Loss in accordance with the terms hereof as if such Mortgage
Loan had not been so purchased. For purposes of this Agreement, a payment of the Purchase Price by the Master Servicer pursuant to this Section 4.07 will be viewed as an advance and any Realized Loss shall be recoverable pursuant to the provisions for the recovery of advances as set forth herein.

                       ARTICLE V

          THE CERTIFICATES AND EXCESS SPREAD

     Section 5.01.  The Certificates.

     (a)   The Class A, Class M, Class B and Class R
Certificates, respectively, shall be substantially in the forms set forth in Exhibits A, B, C and D and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more
Custodians of the documents specified in Section 2.01.
The Certificates, other than the Class R Certificates, shall be issuable in minimum dollar denominations of $25,000 (or $250,000 in the case of the Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3
Certificates) and integral multiples of $1 (in the case of the Class A-1, Class A-2, Class A-3, Class A-4,
Class A-5, Class A-6, Class A-7, Class A-8, Class A-9,
Class A-10, Class A-11, Class A-12 and Class A-13
Certificates) and $1,000 (in the case of all other
Classes of Certificates) in excess thereof, except that one Certificate of each of the Class A-14, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class
B-3 Certificates may be issued in a denomination equal to the denomination set forth as follows for such Class or the sum of such denomination and an integral multiple of $1,000:


               Class A-14              $ 25,256.16
               Class M-1               $ 25,700.00
               Class M-2               $250,700.00
               Class M-3               $250,900.00
               Class B-1               $250,500.00
               Class B-2               $250,700.00
               Class B-3               $250,382.97

     The Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage
Interest; provided, however, that one Class R
Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and
(e) in a minimum denomination representing a Percentage
Interest of not less than 0.01%.

     The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates.
No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     (b)  The Class A Certificates, other than the
Class A-14 Certificates, shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each of the Class A Certificates, other than the Class A-14
Certificates, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate
Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository
Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry
Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry
Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry
Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective
Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners.
Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry
Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

     If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive
Certificates to Certificate Owners requesting the same.
Upon surrender to the Trustee of the Book-Entry
Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Company, the
Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.
Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     Section 5.02.  Registration of Transfer and
                    Exchange of Certificates and
                    Restrictions on Transfer of Excess
                    Spread.


     (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed
Certificate Registrar for the purpose of registering
Certificates and transfers and exchanges of Certificates as herein provided. The Certificate
Registrar, or the Trustee, shall provide the Master
Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination
Date.

     (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section
8.12 and, in the case of any Class A-13, Class M, Class
B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like
Class and aggregate Percentage Interest.

     (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate
Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

     (d)  No transfer, sale, pledge or other
disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. Except as provided in Section
5.02(e), in the event that a transfer of a Class B
Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit J hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit L attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master
Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and
(B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

     (e)  In the case of any Class A-13, Class M, Class
B or Class R Certificate presented for registration in the name of an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments) or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using
"plan assets" of any such plan to effect such acquisition, unless otherwise directed by the Company, the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of a Class A-13, Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer. The
Trustee may (unless otherwise directed by the Company) require that any prospective transferee of a Class A-
13, Class M, Class B or Class R Certificate provide either a certification to the effect set forth in paragraph six of Exhibit J, which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person
(including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition. So long as the Class A-13 Certificates are Book-Entry
Certificates, any purchaser of a Class A-13 Certificate will be deemed to have represented by such purchase that either (a) such purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code and is not purchasing such Certificates on behalf of or with "plan assets" of any Plan or (b) the purchase of any such Certificate by or on behalf of or with "plan assets" of any Plan is permissible under applicable law, will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, and will not subject the Master Servicer, the Company or the Trustee to any obligation in addition to those undertaken in this Agreement.

     (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R
Certificate are expressly subject to the following provisions:

          (A)  Each Person holding or acquiring any
     Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (B) In connection with any proposed Transfer of any Ownership Interest in a Class R
     Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit
     I-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R
     Certificate that is the subject of the proposed
     Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(g) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit I-2, from the Holder wishing to transfer the Class R
     Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

          (C)  Notwithstanding the delivery of a
     Transfer Affidavit and Agreement by a proposed
     Transferee under clause (B) above, if a
     Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R
     Certificate to such proposed Transferee shall be effected.

          (D)  Each Person holding or acquiring any
     Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

          (E)  Each Person holding or acquiring an
     Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury
     Regulations Section 1.67-3T(a)(2)(i)(A)
     immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

     (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and
Disqualified Organizations (as defined in Section
860E(e)(5) of the Code) are prohibited.

     (iii)     (A)  If any Disqualified Organization
shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R
Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R
Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury
Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R
Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class
R Certificate that is in fact not permitted by this
Section 5.02(g) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

          (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(g) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R
Certificate to a purchaser selected by the Master
Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master
Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

     (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any
Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections
1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result
of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class
R Certificate having as among its record holders at any time any Person who is a Disqualified Organization.
Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

     (v) The provisions of this Section 5.02(g) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

          (A)  written notification from each Rating
     Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Class A, Class M, Class B or Class R Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

          (B)  subject to Section 10.01(f), a
     certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not cause (x) the Trust Fund to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or
     (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

     (g)  No service charge shall be made for any
transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate
Registrar.

     (i)   So long as the Excess Spread remains
uncertificated, no transfer, sale, pledge or other disposition thereof shall be made by Residential
Funding.

     Section 5.03.  Mutilated, Destroyed, Lost or
                    Stolen Certificates.


     If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen
Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate
Registrar) connected therewith.  Any duplicate
Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed
Certificate shall be found at any time.

     Section 5.04.  Persons Deemed Owners.

     Prior to due presentation of a Certificate for registration of transfer, the Company, the Master
Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the
Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee or the Certificate
Registrar shall be affected by notice to the contrary except as provided in Section 5.02(g).

     Section 5.05.  Appointment of Paying Agent.

     The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders and the Owner of the Excess Spread pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders and the Owner of the Excess Spread in the amounts and in the manner provided for in
Section 4.02, such sum to be held in trust for the benefit of the Certificateholders and the Owner of the Excess Spread.

     The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders and the Owner of the Excess Spread in trust for the benefit of the Certificateholders and such Owner entitled thereto until such sums shall be paid to such Certificateholders and such Owner. Any sums so held by such Paying Agent shall be held only in Eligible
Accounts to the extent such sums are not distributed to the Certificateholders and such Owner on the date of receipt by such Paying Agent.

     Section 5.06.  Optional Purchase of Certificates.

     (a)  On any Distribution Date on which the Pool
Stated Principal Balance is less than ten percent of the Cut-off Date Principal Balance of the Mortgage
Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's
Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest.

     (b)  The Master Servicer or the Company, as
applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section
5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate
Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

          (i)  the Distribution Date upon which
     purchase of the Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

          (ii) the purchase price therefor, if known, and

          (iii)     that the Record Date otherwise
     applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

     (c)  Upon presentation and surrender of the
Certificates to be purchased pursuant to Section
5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate
Interest with respect thereto.

     (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this
Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its
Certificate(s) for payment in accordance with this
Section 5.06.  Any Certificate that is not surrendered
on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder.
The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.
                      ARTICLE VI

          THE COMPANY AND THE MASTER SERVICER

     Section 6.01.  Respective Liabilities of the
                    Company and the Master Servicer.


     The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section 6.02.  Merger or Consolidation of the
                    Company or the Master Servicer;
                    Assignment of Rights and Delegation
                    of Duties by Master Servicer.

     (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating
Agency's ratings, if any, of the Class A, Class M, Class B or Class R Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating
Agency).

     (c)  Notwithstanding anything else in this Section
6.02 and Section 6.04 to the contrary, the Master
Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation
(as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

     Section 6.03.  Limitation on Liability of the
                    Company, the Master Servicer and
                    Others.

     Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders or the Owner of the Excess Spread for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The
Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The
Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific
Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

     Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability;
provided, however, that the Company or the Master
Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution
Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

     Section 6.04.  Company and Master
                    Servicer Not to Resign.

     Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with
Section 7.02.
                      ARTICLE VII

                        DEFAULT

     Section 7.01.  Events of Default.

     Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i)       the Master Servicer shall fail to
     distribute or cause to be distributed to the Owner of the Excess Spread or the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Owner of the Excess
     Spread or the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

          (ii) the Master Servicer shall fail to
     observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Owner of the Excess Spread or the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

          (iii)     a decree or order of a court or
     agency or supervisory authority having
     jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master
     Servicer or of, or relating to, all or
     substantially all of the property of the Master
     Servicer; or

          (v)       the Master Servicer shall admit in
     writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

     If an Event of Default described in clauses
(i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates or the Owner of the Excess Spread entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section
7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02;
and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

     Notwithstanding any termination of the activities of Residential Funding in its capacity as Master
Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the
Company shall deliver to the Trustee a copy of the Program Guide.

     Section 7.02.  Trustee or Company to Act;
                    Appointment of Successor.


     On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial
Account or the Certificate Account pursuant to Sections
3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding
Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master
Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with
Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master
Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The
Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master
Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

     Section 7.03.  Notification to Certificateholders.

     (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders and the Owner of the Excess Spread at their respective addresses appearing in the Certificate Register.

     (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

     Section 7.04.  Waiver of Events of Default.

     The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder, and the Owner of the Excess Spread if affected thereby, may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and the Owner of the Excess Spread if so affected and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates or the Owner of the Excess
Spread in the manner set forth in Section 11.01(b)(i),
(ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.
                     ARTICLE VIII

                CONCERNING THE TRUSTEE

     Section 8.01.  Duties of Trustee.

     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders and the Owner of the Excess Spread of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

     The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The
Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC
Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

     (c)  No provision of this Agreement shall be
construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i)       Prior to the occurrence of an Event
     of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii)     The Trustee shall not be personally
     liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of
     Certificateholders of any Class holding
     Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

          (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust
     Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust
     Office from the Master Servicer, the Company or any Certificateholder or the Owner of the Excess
     Spread; and

          (v)       Except to the extent provided in
     Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A)
"prohibited transaction" penalty taxes as defined in
Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section
860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

     Section 8.02.  Certain Matters Affecting the
                    Trustee.

     (a)  Except as otherwise provided in Section 8.01:

          (i)       The Trustee may rely and shall be
     protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii)     The Trustee shall be under no
     obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or the Owner of the Excess Spread, pursuant to the provisions of this Agreement, unless such Certificateholders or such Owner shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

          (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v)       Prior to the occurrence of an Event
     of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

          (vi) The Trustee may execute any of the
     trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

          (vii)     To the extent authorized under the
     Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master
     Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

     (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not
(i) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or
(ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the
Code).

     Section 8.03.  Trustee Not Liable for Certificates
                    or Mortgage Loans.


     The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate
Account by the Company or the Master Servicer.

     Section 8.04.  Trustee May Own Certificates.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     Section 8.05.  Master Servicer to Pay Trustee's
                    Fees and Expenses; Indemnification.


     (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master
Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

     (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

          (i)       with respect to any such claim, the
     Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

          (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

          (iii)     notwithstanding anything in this
     Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

     Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders or the Owner of the Excess Spread pursuant to the terms of this Agreement.

     Section 8.06.  Eligibility Requirements for
                    Trustee.

     The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

     Section 8.07.  Resignation and Removal of the
                    Trustee.

     (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section
8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders or the Owner of the Excess Spread any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the
Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

     (c) The Holders of Certificates or Excess Spread entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

     Section 8.08.  Successor Trustee.

     (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

     (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

     Section 8.09.  Merger or Consolidation of Trustee.

     Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders and the Owner of the Excess Spread at their address as shown in the Certificate Register.

     Section 8.10.  Appointment of Co-Trustee or
                    Separate Trustee.


     (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more
Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates or the Owner of the Excess Spread of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section
8.08 hereof.

     (b)  In the case of any appointment of a
co-trustee or separate trustee pursuant to this Section
8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 8.11.  Appointment of Custodians.

     The Trustee may, with the consent of the Master
Servicer and the Company, appoint one or more
Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders and the Owner of the Excess Spread. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial
Agreement may be amended only as provided in Section
11.01. The Trustee shall notify the Certificateholders and the Owner of the Excess Spread of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

     Section 8.12.  Appointment of Office or Agency.

     The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange.
The Trustee initially designates its offices located at Four Albany Street, New York, NY 10006 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section
11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.
                      ARTICLE IX

                      TERMINATION

     Section 9.01.  Termination Upon Purchase by the
                    Master Servicer or the Company or
                    Liquidation of All Mortgage Loans.


     (a)  Subject to Section 9.03, the respective
obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates and the Excess Spread
(other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the Owner of the Excess Spread and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

          (i)       the later of the final payment or
     other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

          (ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed
     Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of the Trust Fund as a REMIC.

     The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated
Principal Balance as of the Final Distribution Date being less than ten percent of the Cut-off Date
Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master
Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage
Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master
Servicer or the Company, as applicable, the Mortgage
Files pertaining to the Mortgage Loans being purchased.

     (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders and the Owner of the Excess Spread (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise).
Notice of any termination, specifying the anticipated
Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders and the Owner of the Excess Spread mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

          (i)       the anticipated Final Distribution
     Date upon which final payment of the Certificates and the Excess Spread is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

          (ii) the amount of any such final payment, if known, and

          (iii)     that the Record Date otherwise
     applicable to such Distribution Date is not applicable, and in the case of the Class A
     Certificates, Class M Certificates and Class R
     Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders and the Owner of the Excess Spread as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and the Owner of the Excess Spread. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final
Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

     (c)  In the case of the Class A Certificates,
Class M and the Class R Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master
Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal
Balance thereof, plus one month's Accrued Certificate
Interest and any previously unpaid Accrued Certificate
Interest, subject to the priority set forth in Section
4.02(a), and (B) with respect to the Class R
Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A) and the Excess Spread. The
Trustee shall also distribute to the Owner the Excess
Spread.

     (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final
Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining
Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee
(in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master
Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting
Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its
Certificate(s) for final payment thereof in accordance with this Section 9.01.

     Section 9.02.  Additional Termination
                    Requirements.

     (a)  The Trust Fund shall be terminated in
accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel
(which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of the Trust Fund to comply with the requirements of this
Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding:

          (i)       The Master Servicer shall establish
     a 90-day liquidation period for the Trust Fund and specify the first day of such period in a statement attached to the Trust Fund's final Tax
     Return pursuant to Treasury regulations Section
     1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for the Trust Fund under Section 860F of the Code and regulations thereunder;

          (ii) The Master Servicer shall notify the
     Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

          (iii)     If the Master Servicer is
     exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final
     Distribution Date, the Master Servicer shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

     (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master
Servicer as its attorney-in-fact to adopt a plan of complete liquidation for the Trust Fund at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                       ARTICLE X

                   REMIC PROVISIONS

          Section 10.01  REMIC Administration.

          (a)  The REMIC Administrator shall make an
election to treat the Trust Fund as a REMIC under the Code and, if necessary, under applicable state law.
Such election will be made on Form 1066 or other appropriate federal tax or information return
(including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.
For the purposes of the REMIC election in respect of the Trust Fund, the Class A, Class M and Class B
Certificates and the Excess Spread shall be designated as the "regular interests" and the Class R Certificates shall be designated as the sole class of "residual interests" in the REMIC. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC other than the Certificates.

          (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

          (c)  The REMIC Administrator shall hold a
Class R Certificate representing a 0.01% Percentage
Interest of the Class R Certificates and shall be designated as "the tax matters person" with respect to the REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. Residential
Funding, as tax matters person, shall (i) act on behalf of the REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto.
The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC
Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage
Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master
Servicer hereunder, at its option the REMIC
Administrator may continue its duties as REMIC
Administrator and shall be paid reasonable compensation by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

          (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC
Administrator to prepare Tax Returns.

          (e)  The REMIC Administrator shall provide
(i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment
Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the REMIC.

          (f)  The Master Servicer and the REMIC
Administrator shall take such actions and shall cause the REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC
Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC
Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do
so). In performing their duties more specifically set forth herein, the Master Servicer and the REMIC
Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section
860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code)
(either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master
Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust
Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the
Trustee) to the effect that the contemplated action will not, with respect to the REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nontheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master
Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the REMIC or its assets, or causing the REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC
Event to occur with respect to the REMIC and the Trustee shall not take any such action or cause the REMIC to take any such action as to which the Master
Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC
Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

          (g)  In the event that any tax is imposed on
"prohibited transactions" of the REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the REMIC as defined in Section 860G(c) of the Code, on any contributions to the REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master
Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution
Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

          (h)  The Trustee and the Master Servicer
shall, for federal income tax purposes, maintain books and records with respect to the REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

          (i)  Following the Startup Day, neither the
Master Servicer nor the Trustee shall accept any contributions of assets to the REMIC unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC
Provisions or other applicable provisions of federal, state and local law or ordinances.

          (j)  Neither the Master Servicer nor the
Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section
860G(a)(5) of the Code.

          (k)  Solely for the purposes of Section
1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of
Certificates representing a regular interest in the REMIC would be reduced to zero is February 25, 2026, which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan.

          (l)  Within 30 days after the Closing Date,
the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the REMIC.

          (m)  Neither the Trustee nor the Master
Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the REMIC, (iii) the termination of the REMIC pursuant to
Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the REMIC, nor sell or dispose of any investments in the Custodial
Account or the Certificate Account for gain nor accept any contributions to the REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not
(a) affect adversely the status of the REMIC as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause the REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

          Section 10.02. Master Servicer and Trustee
Indemnification.

          (a)  The Trustee agrees to indemnify the
Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this
Article X.

          (b)  The REMIC Administrator agrees to
indemnify the Trust Fund, the Company, the Master
Servicer and the Trustee for any taxes and costs
(including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust
Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC
Administrator that contain errors or omissions;
provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC
Administrator by the Master Servicer in which case
Section 10.02(c) will apply.

          (c)  The Master Servicer agrees to indemnify
the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company or the Trustee, as a result of a breach of the Master
Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC
Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

                      ARTICLE XI

               MISCELLANEOUS PROVISIONS

     Section 11.01. Amendment.

     (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master
Servicer and the Trustee, without the consent of any of the Certificateholders:

          (i)       to cure any ambiguity,

          (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

          (iii)     to modify, eliminate or add to any
     of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

          (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that
     (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution
     Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

          (v)  to modify, eliminate or add to the
     provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class
     R Certificates by virtue of their being the "residual interests" in the REMIC provided that
     (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section
     10.01(f)), as evidenced by an Opinion of Counsel
     (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the Trust
     Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

          (vi) to provide for the Excess Spread to be certificated and designated as a Class A
     Certificate, or

          (vii)     to make any other provisions with
     respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

     (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby and the Owner of the Excess Spread, if affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class or of the Excess Spread; provided, however, that no such amendment shall:

          (i)       reduce in any manner the amount of,
     or delay the timing of, payments which are required to be distributed on any Certificate or the Excess Spread without the consent of the Holder of such Certificate or the Owner of the Excess Spread,

          (ii) reduce the aforesaid percentage of
     Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

     (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section
10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and the Owner of the Excess Spread.
It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls.
Any such instrument or fund shall be held by the Trustee for the benefit of the Class B
Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust
Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust
Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury
Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master
Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Class A
Certificateholders, the Class R Certificateholders, the
Class M Certificateholders, the Master Servicer or the
Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust
Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section
860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors
Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit M
(in which case Residential Funding's Subordinate
Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit N, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

     Section 11.02. Recordation of Agreement;
                    Counterparts.

     (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least
25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     (b)  For the purpose of facilitating the
recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 11.03. Limitation on Rights
                    of Certificateholders.

     (a)  The death or incapacity of any
Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust
Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

     (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders or the Owner of the Excess Spread from time to time as partners or members of an association; nor shall any Certificateholder or the Owner of the Excess Spread be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (c) Neither the Owner of the Excess Spread nor any Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder and the Owner of the Excess
Spread with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other
Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 11.04. Governing Law.

     This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 11.05. Notices.

     All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, 8400
Normandale Lake Boulevard, Suite 700, Minneapolis,
Minnesota 55437, Attention: President, or such other address as may hereafter be furnished to the Master
Servicer and the Trustee in writing by the Company, (b) in the case of the Master Servicer, 10 Universal City
Plaza, Suite 2100, Universal City, California 91608,
Attention: Bond Administration Team Leader or such other address as may be hereafter furnished to the Company and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, Four Albany
Street, New York, New York 10006, Attention:
Residential Funding Corporation Series 1996-S4 or such other address as may hereafter be furnished to the Company and the Master Servicer in writing by the Trustee, (d) in the case of Fitch, One State Street
Plaza, New York, New York 10004, or such other address as may hereafter be furnished to the Company, the Trustee and the Master Servicer in writing by Fitch and
(e) in the case of Standard & Poor's, 25 Broadway, New
York, New York 10004 or such other address as may be hereafter furnished to the Company, Trustee, and Master
Servicer by Standard & Poor's. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate
Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 11.06. Notices to Rating Agency.

     The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause
(a), (b), (c), (d), (g), (h), (i) or (j) below or
provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses
(e) and (f) below:

          (a)  a material change or amendment to this
     Agreement,

          (b)  the occurrence of an Event of Default,

          (c)  the termination or appointment of a
     successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

          (d)  the filing of any claim under the Master
     Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
     3.12 or the cancellation or modification of coverage under any such instrument,

          (e)  the statement required to be delivered
     to the Holders of each Class of Certificates and the Owner of the Excess Spread pursuant to Section
     4.03,

          (f)  the statements required to be delivered
     pursuant to Sections 3.18 and 3.19,

          (g)  a change in the location of the
     Custodial Account or the Certificate Account,

          (h)  the occurrence of any monthly cash flow
     shortfall to the Holders of any Class of Certificates or the Owner of the Excess Spread resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

          (i)  the occurrence of the Final Distribution
     Date, and

          (j)  the repurchase of or substitution for
     any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master
Servicer.

     Section 11.07. Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.
     IN WITNESS WHEREOF, the Company, the Master
Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                             RESIDENTIAL FUNDING
                             MORTGAGE SECURITIES I,
                             INC.

[Seal]
                             By:

                           Name:   Diane S. Wold
                           Title:  Vice President

Attest:
        Name:
        Title: Vice President


                             RESIDENTIAL FUNDING
                             CORPORATION

[Seal]
                             By:
                           Name:
                          Title:  Director


Attest:
        Name:  Diane S. Wold
        Title: Director


                             BANKERS TRUST COMPANY,
                             as Trustee

[Seal]
                             By:

                               Name:
                               Title:

Attest:
        Name:
        Title:
STATE OF MINNESOTA   )
                     ) ss.:
COUNTY OF HENNEPIN   )


         On the 28th day of February, 1996 before me, a notary public in and for said State, personally appeared
Diane S. Wold, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                      Notary Public

[Notarial Seal]


STATE OF MINNESOTA   )
                     ) ss.:
COUNTY OF HENNEPIN   )


         On the 28th day of February, 1996 before me, a notary public in and for said State, personally appeared
______________, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                      Notary Public

[Notarial Seal]
STATE OF             )
                     ) ss.:
COUNTY OF            )


         On the 28th day of February, 1996 before me, a notary public in and for said State, personally appeared
________________, known to me to be a ______________ of
Bankers Trust Company, the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                      Notary Public

[Notarial Seal]
                       EXHIBIT A

              FORM OF CLASS A CERTIFICATE




         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,
THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL
ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986.

         [THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD
OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS
WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND
UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE
AGREEMENT.]

         [NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO
AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE
PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED
("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE
OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS USING "PLAN
ASSETS" OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE,
UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL OR
CERTIFICATION PURSUANT TO SECTION 5.02(f) OF THE
AGREEMENT SATISFACTORY TO THE MASTER SERVICER, THE
COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS
CERTIFICATE BY, ON BEHALF OF, OR WITH "PLAN ASSETS" OF
SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED
TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF
THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE
COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN
ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.]

         [THE FOLLOWING INFORMATION IS PROVIDED SOLELY
FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX
ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS
CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS
FEBRUARY 28, 1996.  ASSUMING THAT THE MORTGAGE LOANS
PREPAY AT 265% OF THE STANDARD PREPAYMENT ASSUMPTION (AS
DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A
CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL
PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH
NO MORE THAN $_____ OF OID PER [$1,000] [$100,000] OF
[INITIAL CERTIFICATE PRINCIPAL BALANCE], THE YIELD TO
MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO
THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER
[$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL
BALANCE], COMPUTED USING THE APPROXIMATE METHOD.  NO
REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL
PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT
ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF
THE PASS-THROUGH RATE.]
Certificate No. ____            [___%] Pass-Through
                                Rate
Class A-__ Senior
Date of Pooling and Servicing
Agreement and Cut-off Date:             [Percentage
                                        Interest: ___%]
February 1, 1996
                                Aggregate [Initial
                                Certificate Principal
                                Balance] of the Class
                                A-__ Certificates:

First Distribution Date:
March 25, 1996

Master Servicer:                [Initial] [Certificate
Residential Funding             Principal Balance] of
Corporation                     this Certificate:
                                $_____________]

Assumed Final
Distribution Date:              CUSIP 760944-_____



           MORTGAGE PASS-THROUGH CERTIFICATE
                    SERIES 1996-S4

    evidencing a percentage interest in the
    distributions allocable to the Class A-__
    Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL
    FUNDING MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage
Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the
Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that
_____________________________ is the registered owner of
the Percentage Interest evidenced by this Certificate
[(obtained by dividing the Initial Certificate Principal
Balance of this Certificate by the aggregate Initial
Certificate Principal Balance of all Class A-___
Certificates, both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans
(the "Mortgage Loans"), formed and sold by Residential
Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business
Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class
A-__ Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final
distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. [The Initial
Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master
Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.
The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as
registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New
York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master
Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Reference is hereby made to the further
provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                          BANKERS TRUST COMPANY,
                                 as Trustee


                                By:
                                Authorized Signatory



             CERTIFICATE OF AUTHENTICATION

         This is one of the Class A-__ Certificates referred to in the within-mentioned Agreement.

                           BANKERS TRUST COMPANY,
                           as Certificate Registrar


                          By:
                          Authorized Signatory

               ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
         Signature by or on behalf of assignor




                          Signature Guaranteed

               DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of
                    account number                 , or,
if mailed by check, to
                               Applicable statements
should be mailed to
                                               .

         This information is provided by
              , the assignee named above, or
                      , as its agent.


                     EXHIBIT B

              FORM OF CLASS M CERTIFICATE


THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO
THE CLASS A CERTIFICATES AND CLASS R CERTIFICATES [AND
CLASS M-1 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS
DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,
RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN
EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED
TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME
SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION
4975 OF THE CODE, OR TO ANY PERSON WHO IS USING "PLAN
ASSETS" OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE,
UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL OR
CERTIFICATION PURSUANT TO SECTION 5.02(f) OF THE
AGREEMENT SATISFACTORY TO THE MASTER SERVICER, THE
COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS
CERTIFICATE BY, ON BEHALF OF, OR WITH "PLAN ASSETS" OF
SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED
TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF
THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE
COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN
ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE
SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR
TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT
AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH
ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER
APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE
WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE
PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL
ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE.  THE
ISSUE DATE OF THIS CERTIFICATE IS FEBRUARY 28, 1996.
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 265% OF THE
STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE
PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED
WITH NO MORE THAN $              OF OID PER $1,000 OF
INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO
MATURITY IS     % AND THE AMOUNT OF OID ATTRIBUTABLE TO
THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $
PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE,
COMPUTED UNDER THE APPROXIMATE METHOD.  NO REPRESENTATION
IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE
BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY
OTHER RATE.]
Certificate No. ___                   7.25% Pass-Through
Rate

Class M-    Subordinate               Aggregate
                                      Certificate
                                      Principal Balance
                                      of the Class M
                                      Certificates:
Date of Pooling and Servicing         $_______________
Agreement and Cut-off Date:
February 1, 1996                      Initial Certificate
                                      Principal
                                      Balance of this
                                      Certificate:
First Distribution Date:              $_______________
March 25, 1996
                                      CUSIP: 760944-_____
Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
February 25, 2026



          MORTGAGE PASS-THROUGH CERTIFICATE,
                    SERIES 1996-S4

    evidencing a percentage interest in any
    distributions allocable to the Class M-__
    Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL
    FUNDING MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage
Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the
Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that _________________________
is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-__
Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage
Loans"), formed and sold by Residential Funding Mortgage
Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee
(the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business
Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-__
Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final
distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial
Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master
Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.
The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as
registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New
York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master
Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                          BANKERS TRUST COMPANY,
                                 as Trustee


                                By:
                                Authorized Signatory




             CERTIFICATE OF AUTHENTICATION

         This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.

                          BANKERS TRUST COMPANY,
                           as Certificate Registrar


                                By:
                                Authorized Signatory

                   ASSIGNMENT



         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
         Signature by or on behalf of assignor




                                Signature Guaranteed

               DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of
                    account number                 , or,
if mailed by check, to
                               Applicable statements
should be mailed to
                                               .

         This information is provided by
              , the assignee named above, or
                      , as its agent.


                    EXHIBIT C

              FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO
THE CLASS A CERTIFICATES, CLASS R CERTIFICATES AND CLASS
M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED
HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE
SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR
TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT
AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH
ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER
APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE
WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN
EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED
TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME
SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION
4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"),
OR TO ANY PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH
PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS THE TRANSFEREE
PROVIDES AN OPINION OF COUNSEL OR CERTIFICATION PURSUANT
TO SECTION 5.02(f) OF THE AGREEMENT SATISFACTORY TO THE
MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE
PURCHASE OF THIS CERTIFICATE BY, ON BEHALF OF, OR WITH
"PLAN ASSETS" OF SUCH PLAN IS PERMISSIBLE UNDER
APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF
ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT
THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY
OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN
IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,
RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.  THE
FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES
OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE
DISCOUNT ("OID") RULES TO THIS CERTIFICATE.  THE ISSUE
DATE OF THIS CERTIFICATE IS FEBRUARY 28, 1996.  ASSUMING
THAT THE MORTGAGE LOANS PREPAY AT 265% OF THE STANDARD
PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS
SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO
MORE THAN $___ OF OID PER $1,000 OF INITIAL CERTIFICATE
PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% AND THE
AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD
IS NO MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE
PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD.
NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL
PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT
ASSUMPTION OR AT ANY OTHER RATE.
Certificate No. __                    7.25 % Pass-Through
Rate

Class B-__ Subordinate                Aggregate
                                      Certificate
                                      Principal Balance
                                      of the Class B-__
                                      Certificates as of
Date of Pooling and Servicing         the Cut-off Date:
Agreement and Cut-off Date:           $_______________
February 1, 1996
                                      Initial Certificate
                                      Principal
                                      Balance of this
                                      Certificate:
First Distribution Date:              $_______________
March 25, 1996

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
February 25, 2026


          MORTGAGE PASS-THROUGH CERTIFICATE,
                    SERIES 1996-S4

    evidencing a percentage interest in any
    distributions allocable to the Class B-__
    Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL
    FUNDING MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage
Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the
Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Residential Funding
Mortgage Securities I, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate
(obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate
Principal Balance of all Class B-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc.
(hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the
"Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business
Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record
Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution
Date.

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final
distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial
Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

         No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income
Security Act of 1974, as amended ("ERISA") or Section
4975 of the Internal Revenue Code (the "Code"), an investment manager, a named fiduciary or any other person using "plan assets" of any such plan to effect such acquisition (a "Plan Investor") or (ii) if such transferee is a Plan Investor, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under ERISA and Section 4975 of the Code and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master
Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.
The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as
registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New
York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master
Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                          BANKERS TRUST COMPANY,
                                 as Trustee


                                By:
                                Authorized Signatory




             CERTIFICATE OF AUTHENTICATION

         This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.

                          BANKERS TRUST COMPANY,
                           as Certificate Registrar


                                By:
                                Authorized Signatory

                      ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
         Signature by or on behalf of assignor




                                Signature Guaranteed

               DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of
                    account number                 , or,
if mailed by check, to
                               Applicable statements
should be mailed to
                                               .

         This information is provided by
              , the assignee named above, or
                      , as its agent.


                       EXHIBIT D

              FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A
NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION
(AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED,
RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN
EMPLOYEE BENEFIT PLAN SUBJECT TO THE PROHIBITED
TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME
SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION
4975 OF THE CODE, OR TO ANY PERSON WHO IS USING "PLAN
ASSETS" OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE,
UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL
SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE
TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY, ON
BEHALF OF, OR WITH "PLAN ASSETS" OF SUCH PLAN IS
PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR
RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL
NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE
TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO
THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS
CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE
PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND
THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE
UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION
THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL
ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF
THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A
COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH
IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE
UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY
SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED
IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON
DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING
HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR
(D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO
PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR
COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES
CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL
CONDITION OF THE PROPOSED TRANSFEREE.  NOTWITHSTANDING
THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY
TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE
TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A
DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE
DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND
SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER
FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO,
THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.  EACH
HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS
CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE
PROVISIONS OF THIS PARAGRAPH.
Certificate No. ___                   7.25% Pass-Through
Rate

Class R Senior                        Aggregate Initial
                                      Certificate
                                      Principal Balance
                                      of the Class R
                                      Certificates:
Date of Pooling and Servicing         $100.00
Agreement and Cut-off Date:
February 1, 1996                      Initial Certificate
                                      Principal
                                      Balance of this
                                      Certificate:
First Distribution Date:              $_______________
March 25, 1996
                                      Percentage
                                      Interest:
Master Servicer:                      _______%
Residential Funding Corporation
                                      CUSIP 760944-_____
Assumed Final Distribution Date:
February 25, 2026


          MORTGAGE PASS-THROUGH CERTIFICATE,
                    SERIES 1996-S4

    evidencing a percentage interest in any
    distributions allocable to the Class R
    Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL
    FUNDING MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage
Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the
Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that _________________________
is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to a Trust Fund, consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the
"Mortgage Loans"), formed and sold by Residential Funding
Mortgage Securities I, Inc. (hereinafter called the
"Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business
Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R
Certificates on such Distribution Date.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership
Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

         Notwithstanding the above, the final
distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial
Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.
Notwithstanding the reduction of the Certificate
Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master
Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.
The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as
registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New
York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master
Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Reference is hereby made to the further
provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                          BANKERS TRUST COMPANY
                                 as Trustee


                                By:
                                Authorized Signatory




             CERTIFICATE OF AUTHENTICATION

         This is one of the Class R Certificates
referred to in the within-mentioned Agreement.

                          BANKERS TRUST COMPANY,
                           as Certificate Registrar


                                By:
                                Authorized Signatory


                      ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
         Signature by or on behalf of assignor




                                Signature Guaranteed

               DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of
                    account number                 , or,
if mailed by check, to
                               Applicable statements
should be mailed to
                                               .

         This information is provided by
              , the assignee named above, or
                      , as its agent.
                       EXHIBIT E

                  CUSTODIAL AGREEMENT

         THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of February 1, 1996, by and among BANKERS TRUST
COMPANY, as Trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer
(together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and NORWEST BANK MINNESOTA, NATIONAL
ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").


            W I T N E S S E T H   T H A T :

         WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing
Agreement dated as of February 1, 1996, relating to the issuance of Residential Funding Mortgage Securities I,
Inc., Mortgage Pass-Through Certificates, Series 1996-S4
(as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement");
and

         WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling
Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

         NOW, THEREFORE, in consideration of the
premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


                       ARTICLE I

                      Definitions

         Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.


                      ARTICLE II

             Custody of Mortgage Documents

         Section 2.1.  Custodian to Act as Agent;
Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

         Section 2.2.  Recordation of Assignments.  If
any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

         Section 2.3.  Review of Mortgage Files.

         (a)  On or prior to the Closing Date, the
Custodian shall deliver to the Trustee an Initial
Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage
Loan listed on the Schedule attached hereto (the
"Mortgage Loan Schedule").

         (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling
Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification.
Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling
Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either
(i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage
Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection (c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage
File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage
File.

         (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

         Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

         Section 2.4.  Notification of Breaches of
Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or by a Seller in a Seller's
Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

         Section 2.5.  Custodian to Cooperate; Release
of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage
Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification
(which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section
3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related
Mortgage File.  The Master Servicer shall deliver to the
Custodian and the Custodian agrees to accept the Mortgage
Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

         From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary
Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the
Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless
(i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

         Section 2.6.  Assumption Agreements.  In the
event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                      ARTICLE III

               Concerning the Custodian

         Section 3.1.  Custodian a Bailee and Agent of
the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage
File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage
Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

         Section 3.2.  Indemnification.  The Company
hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

         Section 3.3.  Custodian May Own Certificates.
The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

         Section  3.4.  Master Servicer to Pay
Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

         Section 3.5.  Custodian May Resign; Trustee May
Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

         The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in
Section 3.7 and shall be unaffiliated with the Master
Servicer or the Company.

         Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor
Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

         Section 3.6.  Merger or Consolidation of
Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 3.7.  Representations of the Custodian.
The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                      ARTICLE IV

               Miscellaneous Provisions

         Section 4.1.  Notices.  All notices, requests,
consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

         Section 4.2.  Amendments.  No modification or
amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling
Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling
Agreement and furnish the Custodian with written copies thereof.

         Section 4.3.  Governing Law.  This Agreement
shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

         Section 4.4.  Recordation of Agreement.  To the
extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master
Servicer and at its expense on direction by the Trustee
(pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 4.5.  Severability of Provisions.  If
any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.
          IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                        BANKERS TRUST COMPANY,
                                as Trustee
Four Albany Street
New York, New York 10006
Attention:  Residential Funding Corporation
              Series 1996-S4
                                By:
                                Name:

                                Title:  Vice President


Address:                        RESIDENTIAL FUNDING
                                MORTGAGE
                                SECURITIES I, INC.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota  55437
                                By:
                                Name:
                                Title:  Vice President


Address:                        RESIDENTIAL FUNDING
                                CORPORATION, as Master
                                Servicer
8400 Normandale Lake Boulevard
Suite 700
Minneapolis, Minnesota 55437
                                By:
                                Name:
                                Title:  Director


Address:                        NORWEST BANK
                                MINNESOTA,
                                NATIONAL ASSOCIATION
401 Second Avenue South
Minneapolis, Minnesota  55479

                            By:
                          Name:  Kathleen Marshall
                         Title:  Trust Officer
STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )


          On the 28th day of February, 1996, before me, a notary public in and for said State, personally appeared _______________________, known to me to be a
Vice President of Bankers Trust Company, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                        Notary Public


[SEAL]
STATE OF MINNESOTA  )
                    ) ss.:
COUNTY OF HENNEPIN  )


          On the 28th day of February, 1996, before me, a notary public in and for said State, personally appeared Kathleen Marshall, known to me to be a Trust
Officer of Norwest Bank Minnesota, National
Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                              Notary Public


[SEAL]
STATE OF MINNESOTA  )
                    ) ss.:
COUNTY OF HENNEPIN  )


          On the 28th day of February, 1996, before me, a notary public in and for said State, personally appeared ________________, known to me to be a Vice
President of Residential Funding Mortgage Securities I,
Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                      Notary Public

[Notarial Seal]




STATE OF MINNESOTA       )
                         ) ss:
COUNTY OF HENNEPIN       )


          On the 28th day of February, 1996, before me, a notary public in and for said State, personally appeared ________________, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        Notary Public

[Notarial Seal]
                      EXHIBIT ONE

                   FORM OF CUSTODIAN
                 INITIAL CERTIFICATION


                                   February 28, 1996


Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention:  Residential Funding Corporation Series
            1996-S4

          Re:  Custodial Agreement dated as of February
               1, 1996, by and among Bankers Trust
               Company, Residential Funding Mortgage
               Securities I, Inc., Residential Funding
               Corporation and Norwest Bank Minnesota,
               National Association, Mortgage
               Pass-Through Certificates, Series
               1996-S4

Ladies and Gentlemen:

          In accordance with Section 2.3 of the
above-captioned Custodial Agreement, and subject to
Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage
Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                   NORWEST BANK
                                   MINNESOTA, NATIONAL
                                   ASSOCIATION



                                   By:
                                   Name:
                                   Title:
                      EXHIBIT TWO

        FORM OF CUSTODIAN INTERIM CERTIFICATION



                         ________________ ____, 1996



Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention:  Residential Funding Corporation Series
1996-S4

          Re:  Custodial Agreement dated as of February
               1, 1996, by and among Bankers Trust
               Company, Residential Funding Mortgage
               Securities I, Inc., Residential Funding
               Corporation and Norwest Bank Minnesota,
               National Association, Mortgage
               Pass-Through Certificates, Series
               1996-S4

Ladies and Gentlemen:

          In accordance with Section 2.3 of the
above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to
Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan
Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                   NORWEST BANK
                                   MINNESOTA, NATIONAL
                                   ASSOCIATION



                                   By:
                                   Name:
                                   Title:
                     EXHIBIT THREE

         FORM OF CUSTODIAN FINAL CERTIFICATION



                              _____________ ___, 1996




Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention:  Residential Funding Corporation Series
1996-S4

          Re:  Custodial Agreement dated as of February
               1, 1996, by and among Bankers Trust
               Company, Residential Funding Mortgage
               Securities I, Inc., Residential Funding
               Corporation and Norwest Bank Minnesota,
               National Association, Mortgage
               Pass-Through Certificates, Series
               1996-S4

Ladies and Gentlemen:

          In accordance with Section 2.3 of the
above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing (I) with respect to each such Mortgage Loan (other than a Cooperative Loan):

          (i)  The original Mortgage Note, endorsed
     without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

          (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

          (iii)     An original Assignment of the
     Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

          (iv) With respect to each Mortgage Loan other than a Cooperative Loan, the original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

          (v)  The original of each modification,
     assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded;

and (II) with respect to each Cooperative Loan so assigned:

          (i)  The original Mortgage Note, endorsed
without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage
Note, an original lost note affidavit from the related
Seller or Residential Funding stating that the original
Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

          (ii)  A counterpart of the Cooperative Lease
and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

          (iii)  The related Cooperative Stock
Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

          (iv)  The original recognition agreement by
the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

          (v)  The Security Agreement;

          (vi)  Copies of the original UCC-1 financing
statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary
Lease;

          (vii)  Copies of the filed UCC-3 assignments
of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

          (viii)  An executed assignment of the
interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

          (ix)  The original of each modification,
assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

          (x)  An executed UCC-1 financing statement
showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                              NORWEST BANK MINNESOTA,
                              NATIONAL  ASSOCIATION


                              By:
                              Name:
                              Title:







                       EXHIBIT F

                MORTGAGE LOAN SCHEDULE


  RUN ON     : 02/16/96           RFC DISCLOSURE SYSTEM
RFFSD177-01
  AT         : 08.33.03          FIXED RATE LOAN LISTING
AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S4
CUTOFF : 02/01/96
  POOL       : 0004196
             :
             :
  POOL STATUS: U

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL
LOAN FEATURE
  MORTGAGOR NAME                   ORIG TERM     PRINCIPAL BAL
# OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I
LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I
VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE
MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE
MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
-----------------------------------------------------------------
-----------------------------------------------------------------

    1390731          070/070             F          283,500.00
    ZZ
    MCGAVOCK            WESLEY   K       360        280,673.92
     1
    1830-40 NORTH 69TH STREET          9.250          2,332.28
    90
                                       9.000          2,332.28
 315,000.00
    PHILADELPHIA     PA   19151          1            07/29/94
    11
    1140288                              05           09/01/94
    12
    1140288                              O            08/01/24
    0


    1398776          070/070             F          430,000.00
    ZZ
    PLANDER             HARLEY   M       360        423,828.14
     1
    195 AVOCADO PLACE                  8.250          3,230.45
    60
                                       8.000          3,230.45
 725,000.00
    CAMARILLO AREA   CA   93010          2            04/21/94
    00
    1230801                              05           06/01/94
     0
    1230801                              O            05/01/24
    0


    1417554          180/728             F          228,000.00
    ZZ
    TOLSON              DAVID    E       360        227,238.61
     1
    11711 TWIN FALLS CREEK ROAD        9.000          1,834.54
    80
                                       8.750          1,834.54
 285,000.00
    MORGAN HILL      CA   95037          1            07/07/95
    00
    0380334624                           05           09/01/95
     0
    3385283                              O            08/01/25
    0


    1422007          A45/728             F          154,000.00
    ZZ
    LAMBERT             MARK     S       360        153,718.12
     1
    18 WHISTLEBERRY DRIVE              8.500          1,184.13
    70
                                       8.250          1,184.13
 220,000.00
    MARSTONS MILLS   MA   02648          2            10/31/95
    00
    0380243577                           05           12/01/95
     0
1


    UNKNOWN                              O            11/01/25
    0


    1424202          789/728             F          222,000.00
    ZZ
    ROSSI               ROBERT   A       360        221,157.51
     1
    1632 40TH ST                       8.375          1,687.36
    74
                                       8.125          1,687.36
 300,000.00
    SACRAMENTO       CA   95819          5            07/12/95
    00
    0380191008                           05           09/01/95
     0
    8426206                              O            08/01/25
    0


    1433996          070/070             F          289,800.00
    ZZ
    TRAUTER             GARY     M       360        287,690.59
     1
    20321 NE 133RD STREET              8.125          2,151.76
    85
                                       7.875          2,151.76
 341,000.00
    WOODINVILLE      WA   98072          1            06/14/95
    10
    3961762                              05           08/01/95
    12
    3961762                              O            07/01/25
    0


    1434773          A91/728             F          185,500.00
    ZZ
    VATTES              IRENE            360        185,177.48
     2
    39-64 52ND STREET                  8.750          1,459.33
    70
                                       8.500          1,459.33
 265,000.00
    WOODSIDE         NY   11377          2            10/16/95
    00
    0380295783                           05           12/01/95
     0
    UNKNOWN                              O            11/01/25
    0


    1436063          661/661             F           63,325.01
    ZZ
    DOLAN               JEFFERY  P       285         62,832.55
     1
    542 EL DORADO DRIVE                9.375            554.62
    45
                                       9.125            554.62
 143,000.00
    RED LION         PA   17356          5            05/08/95
    00
    1766310                              05           07/01/95
     0
    1766310                              O            03/01/19
    0


    1438012          920/728             F          348,000.00
    ZZ
    SOLAAS              GREGORY  S       355        348,000.00
     1
    9330 PORTADA DRIVE                 8.250          2,622.89
    57
                                       8.000          2,622.89
 615,000.00
    WHITTIER         CA   90603          4            01/11/96
    00
    0380329020                           05           03/01/96
     0
    1438012                              O            09/01/25
    0


1


    1440519          964/728             F          375,000.00
    ZZ
    KRETCHMER           PAUL             360        374,735.32
     1
    3 PINE RIDGE WAY                   7.750          2,686.55
    69
                                       7.500          2,686.55
 550,000.00
    MILL VALLEY      CA   94941          2            12/20/95
    00
    0380313909                           05           02/01/96
     0
    15861                                O            01/01/26
    0


    1440756          363/728             F          346,200.00
    ZZ
    MOFFATT             WILLIAM  D       360        345,022.90
     1
    217-1 ROUTE 1                      8.000          2,540.30
    58
                                       7.750          2,540.30
 600,000.00
    VILAS            NC   28692          2            08/21/95
    00
    0380204868                           05           10/01/95
     0
    1820146                              O            09/01/25
    0


    1442153          076/076             F          250,000.00
    ZZ
    GARRISON            J        C       360        249,680.06
     1
    1531 T STREET NW                   8.250          1,878.17
    88
                                       8.000          1,878.17
 287,000.00
    WASHINGTON       DC   20009          1            11/13/95
    14
    4935802                              05           01/01/96
    25
    4935802                              O            12/01/25
    0


    1443258          171/728             F          448,000.00
    ZZ
    LEKAI               ANDREA           360        447,381.36
     1
    3040 ADARA ROAD                    7.875          3,248.31
    80
                                       7.625          3,248.31
 565,000.00
    PASO ROBLES      CA   93446          2            11/02/95
    00
    0380268152                           05           01/01/96
     0
    32055555                             O            12/01/25
    0


    1443380          686/686             F          240,000.00
    ZZ
    FORD                EVA      M       360        239,393.96
     1
    26610 VIA MARQUETTE                8.350          1,819.94
    80
                                       8.100          1,819.94
 300,000.00
    LOMITA           CA   90717          5            08/31/95
    00
    30817092042                          05           11/01/95
     0
    30817092042                          O            10/01/25
    0


    1443664          573/728             F          242,000.00
    ZZ
    LEDBETTER           JOHN     W       360        241,401.27
     1
    12862 MALENA DRIVE                 8.500          1,860.77
    90
                                       8.250          1,860.77
 270,000.00
1


    SANTA ANA AREA   CA   92705          2            08/31/95
    10
    0380212606                           05           11/01/95
    25
    900101                               O            10/01/25
    0


    1444030          791/728             F          100,000.00
    ZZ
    GUZMAN              EDUARDO          360        100,000.00
     1
    1215 SW 90TH AVENUE                8.125            742.50
    53
                                       7.875            742.50
 190,000.00
    MIAMI            FL   33174          2            01/04/96
    00
    0380323288                           05           03/01/96
     0
    755193                               O            02/01/26
    0


    1444061          051/728             F          532,000.00
    ZZ
    PARANSUN            SEYED    K       360        530,762.21
     1
    321 DEDALERA DRIVE                 8.750          4,185.25
    78
                                       8.500          4,185.25
 690,000.00
    MENLO PARK       CA   94028          1            09/07/95
    00
    0380216235                           05           11/01/95
     0
    16101967                             O            10/01/25
    0


    1444371          B23/787             F          240,000.00
    ZZ
    QUACH               VAI              360        238,292.20
     1
    1012-1014 SOUTH BENITO AVENUE      7.625          1,698.70
    75
                                       7.375          1,698.70
 320,000.00
    ALHAMBRA         CA   91803          1            09/20/95
    00
    0380209164                           05           11/01/95
     0
    88000714                             O            10/01/25
    0


    1444476          560/560             F          742,800.00
    ZZ
    HOOVER              EDDIE    L       360        739,467.58
     1
    7557 GREENBUSH ROAD                9.000          5,976.74
    75
                                       8.750          5,976.74
 990,475.00
    AKRON            NY   14001          4            05/31/95
    00
    450144324                            05           07/01/95
     0
    450144324                            O            06/01/25
    0


    1444738          776/728             F          332,000.00
    ZZ
    KASSEL              JONATHAN D       360        330,953.70
     1
    3627 PATRICK HENRY PLACE           8.375          2,523.44
    80
                                       8.125          2,523.44
 415,000.00
    AGOURA HILLS     CA   91301          2            08/30/95
    00
    0380251224                           05           10/01/95
     0
    2122933                              O            09/01/25
    0
1




    1444936          559/728             F          241,250.00
    ZZ
    SLAVIN              JANET    A       360        240,773.40
     1
    80 CASTENADA AVENUE                8.125          1,791.28
    50
                                       7.875          1,791.28
 482,500.00
    SAN FRANCISCO    CA   94116          1            10/02/95
    00
    0380235938                           05           12/01/95
     0
    0394486                              O            11/01/25
    0


    1444961          559/728             F          251,300.00
    ZZ
    TRAN                THACH    T       360        251,300.00
     1
    1059 SANDALWOOD LANE               8.250          1,887.94
    79
                                       8.000          1,887.94
 320,000.00
    MILPITAS         CA   95035          2            01/19/96
    00
    0380331380                           03           03/01/96
     0
    0393579                              O            02/01/26
    0


    1445996          375/728             F          350,000.00
    ZZ
    NAKAMOTO            WAYNE    K       360        348,114.62
     1
    95-1003 AHIKAO STREET              8.000          2,568.18
    90
                                       7.750          2,568.18
 390,000.00
    MILILANI         HI   96789          2            07/21/95
    10
    0380329921                           03           09/01/95
    17
    390073                               O            08/01/25
    0


    1446588          637/728             F          408,000.00
    ZZ
    ALLMAN              SARA     B       360        407,214.11
     1
    299 WILSON WAY                     8.250          3,065.17
    80
                                       8.000          3,065.17
 510,000.00
    LARKSPUR         CA   94939          1            10/16/95
    00
    0380252917                           05           12/01/95
     0
    3510427                              O            11/01/25
    0


    1446673          334/728             F          356,000.00
    ZZ
    HUNG                RAYMOND  P       360        354,819.76
     1
    949 POCATELLO AVENUE               8.125          2,643.29
    79
                                       7.875          2,643.29
 455,000.00
    SUNNYVALE        CA   94087          1            08/16/95
    00
    0380226762                           05           10/01/95
     0
    969018                               O            09/01/25
    0


    1446710          028/728             F          242,700.00
    ZZ
    SOUTHWICK           SCOTT    A       360        241,902.03
     1
1


    6730 E COLUMBIA ROAD               8.875          1,931.03
    94
                                       8.625          1,931.03
 260,000.00
    BOISE            ID   83706          4            08/21/95
    11
    0380330283                           05           10/01/95
    25
    075925                               O            09/01/25
    0


    1447118          267/267             F          600,000.00
    ZZ
    FRIES               ARTHUR   L       360        598,567.69
     1
    225 VIA SAN REMO                   8.625          4,666.74
    80
                                       8.375          4,666.74
 750,000.00
    NEWPORT BEACH    CA   92663          1            09/05/95
    00
    7329227                              05           11/01/95
     0
    7329227                              O            10/01/25
    0


    1447464          B40/728             F          157,500.00
    T
    DICAPITE            CAROL            360        157,404.58
     1
    900 DUNE ROAD                      8.500          1,211.04
    70
                                       8.250          1,211.04
 225,000.00
    WEST HAMPTON     NY   11746          1            12/29/95
    00
    0380316860                           05           02/01/96
     0
    132850                               O            01/01/26
    0


    1447570          694/728             F           55,000.00
    ZZ
    KLIMKOWSKI          JOHN     W       360         54,967.52
     1
    313 LANDING ROAD                   8.625            427.79
    49
                                       8.375            427.79
 112,500.00
    VINCENTOWN       NJ   08088          4            12/18/95
    00
    0380318833                           05           02/01/96
     0
    0402005957                           O            01/01/26
    0


    1447631          664/728             F          225,150.00
    ZZ
    DUNCAN              JAMES    E       360        224,612.51
     1
    16341 BALLINGER STREET             8.625          1,751.20
    95
                                       8.375          1,751.20
 237,000.00
    NORTH HILLS ARE  CA   91343          1            09/29/95
    14
    0380235649                           05           11/01/95
    30
    2061281                              O            10/01/25
    0


    1447729          637/728             F          455,250.00
    ZZ
    WILSON              VERNON   R       360        454,350.55
     1
    1417 SOUTH IRENA AVENUE            8.125          3,380.22
    75
                                       7.875          3,380.22
 607,000.00
    REDONDO BEACH    CA   90277          2            10/20/95
    00
    0380279282                           05           12/01/95
     0
1


    4139135                              O            11/01/25
    0


    1447923          881/728             F          442,500.00
    ZZ
    KALCIC              VANCE    L       360        442,500.00
     1
    2585 LA SIERRA COURT               7.875          3,208.43
    78
                                       7.625          3,208.43
 570,000.00
    CAMRILLO         CA   93012          2            01/04/96
    00
    0380335787                           05           03/01/96
     0
    601783                               O            02/01/26
    0


    1447925          637/728             F          190,000.00
    ZZ
    CHRISTODOULOU       JOHN             360        190,000.00
     2
    147-35 17TH RD                     8.375          1,444.14
    57
                                       8.125          1,444.14
 335,000.00
    WHITESTONE       NY   11357          1            01/05/96
    00
    0380326760                           05           03/01/96
     0
    4733341                              O            02/01/26
    0


    1447943          180/728             F          227,650.00
    ZZ
    SOTO                ANSELMO          360        227,512.09
     1
    10630 CASSINA AVENUE               8.500          1,750.43
    90
                                       8.250          1,750.43
 253,000.00
    SOUTHGATE        CA   90280          2            12/21/95
    12
    0380317637                           05           02/01/96
    25
    3586591                              O            01/01/26
    0


    1448062          279/728             F          579,900.00
    ZZ
    KRAMER              DAVID    S       360        579,900.00
     1
    6575 CHURCHILL DRIVE               7.875          4,204.68
    80
                                       7.625          4,204.68
 725,796.00
    HUNTINGTON BEAC  CA   92648          1            12/28/95
    00
    0380319260                           03           03/01/96
     0
    0810344                              O            02/01/26
    0


    1449110          721/728             F          325,000.00
    ZZ
    DORSEY              EARL     J       360        324,584.09
     1
    32 HAMILTON LANE                   8.250          2,441.62
    76
                                       8.000          2,441.62
 428,000.00
    OAKBROOK         IL   60521          1            11/27/95
    00
    0380318528                           05           01/01/96
     0
    9915662                              O            12/01/25
    0


1


    1449348          074/728             F          648,000.00
    ZZ
    GARVIN              GLENN    B       360        646,287.14
     1
    1764   LARKFIELD AVENUE            8.125          4,811.39
    80
                                       7.875          4,811.39
 810,000.00
    THOUSAND OAKS    CA   91362          1            09/15/95
    00
    0380242512                           05           11/01/95
     0
    1562134041                           O            10/01/25
    0


    1449682          573/728             F          740,000.00
    ZZ
    ORTIZ               JOSE     R       360        739,551.71
     1
    14113 BRONTE DRIVE                 8.500          5,689.96
    69
                                       8.250          5,689.96
1,085,000.00
    WHITTIER         CA   90602          2            12/20/95
    00
    0380319450                           05           02/01/96
     0
    705023                               O            01/01/26
    0


    1450433          385/728             F          250,000.00
    ZZ
    MENZIES             EMIL     M       360        249,718.64
     1
    690 COUNTRY CLUB ROAD              8.875          1,989.12
    93
                                       8.625          1,989.12
 270,000.00
    BRIDGEWATER      NJ   08807          1            11/02/95
    14
    0380317447                           05           01/01/96
    30
    7095004310                           O            12/01/25
    0


    1450824          E22/728             F          272,500.00
    ZZ
    PRICE               JOSEPH   D       360        272,013.86
     1
    2828 NORTH GRAND AVENUE            8.625          2,119.48
    65
                                       8.375          2,119.48
 420,000.00
    COVINA AREA      CA   91724          5            10/09/95
    00
    0410020911                           05           12/01/95
     0
    0410020911                           O            11/01/25
    0


    1451547          A83/728             F          387,000.00
    ZZ
    FOSTER              RONALD   G       360        386,517.24
     1
    3982 COUNTRY CLUB RD               8.375          2,941.48
    84
                                       8.125          2,941.48
 465,000.00
    TROUTVILLE       VA   24175          1            11/02/95
    12
    0380335498                           05           01/01/96
    12
    117380                               O            12/01/25
    0


    1451624          A91/728             F          262,500.00
    ZZ
    YAGHOUBZAR          RAMIN            360        262,500.00
     1
    39 EDGEWOOD PLACE                  8.375          1,995.19
    75
                                       8.125          1,995.19
 350,000.00
1


    GREAT NECK       NY   11020          1            01/24/96
    00
    0380330838                           05           03/01/96
     0
    2043                                 O            02/01/26
    0


    1451827          731/728             F          560,000.00
    ZZ
    KENNEDY             BRUCE    H       360        559,651.93
     1
    8832 APPIAN WAY                    8.375          4,256.40
    80
                                       8.125          4,256.40
 700,000.00
    LOS ANGELES      CA   90046          2            12/22/95
    00
    0380314923                           05           02/01/96
     0
    411510195                            O            01/01/26
    0


    1451852          470/728             F          650,000.00
    ZZ
    TURKEL              ANN              360        649,168.17
     1
    9877 BEVERLY GROVE DRIVE           8.250          4,883.24
    70
                                       8.000          4,883.24
 929,000.00
    BEVERLY HILLS A  CA   90210          2            11/15/95
    00
    0380284258                           05           01/01/96
     0
    01175754                             O            12/01/25
    0


    1451895          731/728             F          279,250.00
    ZZ
    DAVIS               RALPH    N       360        278,758.19
     1
    21521 MONTBURY DRIVE               8.750          2,196.86
    79
                                       8.500          2,196.86
 355,000.00
    LAKE FOREST      CA   92630          2            10/18/95
    00
    0380250408                           03           12/01/95
     0
    411510217                            O            11/01/25
    0


    1452289          B57/728             F          520,400.00
    ZZ
    NOVICOFF            MICHAEL  L       360        520,059.58
     1
    3010 HUTTON DRIVE                  8.125          3,863.96
    80
    BEVERLY HILLS AREA                 7.875          3,863.96
 650,500.00
    LOS ANGELES      CA   90210          1            12/01/95
    00
    0380311374                           05           02/01/96
     0
    127369                               O            01/01/26
    0


    1452329          A35/A35             F          150,000.00
    ZZ
    KORAMBLYUM          GRIGORY          360        149,904.35
     1
    2454 EAST 74TH STREET              8.250          1,126.90
    75
                                       8.000          1,126.90
 200,000.00
    BROOKLYN         NY   11234          1            12/21/95
    00
    6015                                 05           02/01/96
     0
    6015                                 O            01/01/26
    0
1




    1452516          559/728             F          161,250.00
    ZZ
    GOMEZ               SALVADOR         360        161,147.17
     1
    363 HEATHER WAY                    8.250          1,211.42
    75
                                       8.000          1,211.42
 215,000.00
    SOUTH SAN FRANC  CA   94080          2            12/14/95
    00
    0380317470                           05           02/01/96
     0
    0397810                              O            01/01/26
    0


    1452819          B91/728             F          213,700.00
    ZZ
    KUHN                MICHAEL  A       360        213,426.52
     1
    ONE EDGEWATER #81                  8.250          1,605.46
    87
                                       8.000          1,605.46
 246,000.00
    IRVINE           CA   92714          2            11/14/95
    11
    0380312539                           01           01/01/96
    25
    1951002003                           O            12/01/25
    0


    1452985          736/728             F          592,000.00
    ZZ
    WEILERT             MICHAEL          360        590,893.03
     1
    9049 EAST SHAW AVENUE              8.625          4,604.52
    79
                                       8.375          4,604.52
 750,000.00
    CLOVIS           CA   93611          1            10/26/95
    00
    0380259201                           05           12/01/95
     0
    444126                               O            11/01/25
    0


    1453643          076/076             F          343,200.00
    ZZ
    FREES               GREGORY  M       360        342,411.72
     1
    1441 BROOKMILL ROAD                7.375          2,370.40
    80
                                       7.125          2,370.40
 429,000.00
    LOS ALTOS        CA   94024          1            10/04/95
    00
    4969762                              05           12/01/95
     0
    4969762                              O            11/01/25
    0


    1453775          180/728             F          208,800.00
    ZZ
    HEUSER              EVA      T       360        208,465.04
     1
    306 LA FREMONTIA                   8.500          1,605.49
    68
                                       8.250          1,605.49
 309,048.00
    SAN CLEMENTE     CA   92672          1            11/29/95
    00
    0380312786                           03           01/01/96
     0
    3965829                              O            12/01/25
    0


    1453815          559/728             F          500,000.00
    ZZ
    FERRERI             ROBERT   J       360        499,681.16
     1
1


    2506 COTTLE AVENUE                 8.250          3,756.34
    80
                                       8.000          3,756.34
 625,000.00
    SAN JOSE         CA   95125          2            12/19/95
    00
    0380319245                           05           02/01/96
     0
    0406413                              O            01/01/26
    0


    1454083          669/728             F          210,000.00
    ZZ
    ARRUTI              ALEXANDER        360        209,855.48
     1
    15 COLONA ROAD                     7.875          1,522.65
    74
                                       7.625          1,522.65
 285,000.00
    WAYNE            NJ   07022          1            12/12/95
    00
    0380320698                           05           02/01/96
     0
    GM10021842                           O            01/01/26
    0


    1454263          491/491             F          270,000.00
    ZZ
    HAESSLER            REINHARD         360        269,074.89
     1
    14635 NW GERMANTOWN RD.            8.125          2,004.75
    90
                                       7.875          2,004.75
 300,000.00
    PORTLAND         OR   97235          1            09/22/95
    04
    0060126906                           05           11/01/95
    25
    0060126906                           O            10/01/25
    0


    1454286          881/728             F          116,000.00
    ZZ
    MAGNESS             JERRY    J       360        115,858.96
     1
    42225 HUMBER DRIVE                 8.500            891.94
    80
                                       8.250            891.94
 145,000.00
    TEMECULA         CA   92591          1            11/14/95
    00
    0380279852                           03           01/01/96
     0
    302021                               O            12/01/25
    0


    1454677          559/728             F          495,000.00
    ZZ
    KEENE               CARL     A       360        494,659.34
     1
    3480 SWEIGERT ROAD                 7.875          3,589.10
    75
                                       7.625          3,589.10
 660,000.00
    SAN JOSE         CA   95132          5            12/04/95
    00
    0380312109                           05           02/01/96
     0
    0414474                              O            01/01/26
    0


    1454767          356/728             F          640,000.00
    ZZ
    GREEN JR            WINFRED          360        639,581.34
     1
    22031 RAE LANE                     8.125          4,751.99
    80
                                       7.875          4,751.99
 800,000.00
    CUPERTINO        CA   95014          2            12/13/95
    00
    0380316886                           05           02/01/96
     0
1


    2326742                              O            01/01/26
    0


    1454804          180/728             F          555,000.00
    ZZ
    FAUCETT             RODNEY           360        554,233.59
     1
    5343 STONEHURST DRIVE              7.875          4,024.14
    74
                                       7.625          4,024.14
 750,000.00
    MARTINEZ         CA   94553          5            11/17/95
    00
    0380289257                           05           01/01/96
     0
    3952231                              O            12/01/25
    0


    1454901          560/560             F          675,000.00
    ZZ
    O'NEILL             WILLIAM          360        673,597.24
     1
    202 HOCKHOCKSON RD                 7.875          4,894.22
    90
                                       7.625          4,894.22
 750,000.00
    COLTS NECK       NJ   07722          1            10/12/95
    04
    450247721                            05           12/01/95
    25
    450247721                            O            11/01/25
    0


    1454981          232/232             F           28,800.00
    T
    FALK                DAVID    L       360         28,745.90
     1
    2200 SIDEWINDER DRIVE #224         8.375            218.91
    80
                                       8.125            218.91
  36,000.00
    PARK CITY        UT   84060          1            10/27/95
    00
    11007046                             20           12/01/95
     0
    11007046                             O            11/01/25
    0


    1455039          405/405             F          348,000.00
    ZZ
    HOWE                JOHN     V       360        347,244.56
     1
    1813 CALLE ARROYO                  7.750          2,493.12
    80
                                       7.500          2,493.12
 435,000.00
    DIABLO           CA   94506          1            10/03/95
    00
    3747045                              05           12/01/95
     0
    3747045                              O            11/01/25
    0


    1455091          E19/728             F          475,000.00
    ZZ
    BARTIROMO           SANDRA           360        474,376.47
     2
    68 20TH STREET                     8.125          3,526.86
    76
                                       7.875          3,526.86
 630,000.00
    HERMOSA BEACH    CA   90254          2            11/10/95
    00
    0380280280                           05           01/01/96
     0
    3205                                 O            12/01/25
    0


1


    1455112          356/728             F          337,000.00
    ZZ
    CHAN                ANTONY           360        336,785.11
     1
    1 DEER OAKS DRIVE                  8.250          2,531.77
    45
                                       8.000          2,531.77
 750,000.00
    PLEASANTON       CA   94588          5            12/18/95
    00
    0380316258                           03           02/01/96
     0
    2326221                              O            01/01/26
    0


    1456221          439/439             F          385,600.00
    ZZ
    MARKLEY             RAYMOND  J       360        384,890.28
     1
    6767 FINDLEY CIRCLE                7.950          2,815.97
    80
                                       7.825          2,815.97
 482,364.00
    HUNTINGTON BEAC  CA   92648          1            10/31/95
    00
    18174052                             05           01/01/96
     0
    18174052                             O            12/01/25
    0


    1456473          317/728             F          340,000.00
    ZZ
    WATTS               JEFFREY  L       360        339,788.67
     1
    4 BUCKTHORNE                       8.375          2,584.25
    73
                                       8.125          2,584.25
 470,000.00
    IRVINE           CA   92714          2            12/27/95
    00
    0380339714                           05           02/01/96
     0
    227095                               O            01/01/26
    0


    1456516          668/728             F          256,000.00
    ZZ
    CHEN                SONGEN   J       360        255,672.38
     1
    10429 N SPRING HILLS DRIVE         8.250          1,923.25
    80
                                       8.000          1,923.25
 320,000.00
    FRESNO           CA   93720          1            11/20/95
    00
    0380329913                           03           01/01/96
     0
    6210587                              O            12/01/25
    0


    1456660          559/728             F          262,200.00
    ZZ
    KISH                GARY     A       360        262,041.15
     1
    1018 SUNNYBRAE BOULEVARD           8.500          2,016.10
    95
                                       8.250          2,016.10
 276,000.00
    SAN MATEO        CA   94402          1            11/30/95
    10
    0380323536                           05           02/01/96
    30
    0419192                              O            01/01/26
    0


    1456699          668/728             F          310,000.00
    ZZ
    BOCK                FRED     T       360        309,807.31
     1
    930 POKER FLAT ROAD                8.375          2,356.23
    73
                                       8.125          2,356.23
 430,000.00
1


    COPPEROPOLIS     CA   95228          4            11/30/95
    00
    0380311291                           09           02/01/96
     0
    6206569                              O            01/01/26
    0


    1456776          776/728             F          176,800.00
    ZZ
    COLE                PATRICK  E       360        176,476.39
     1
    4260 LYCEUM AVENUE                 8.500          1,359.44
    80
                                       8.250          1,359.44
 221,000.00
    LOS ANGELES      CA   90066          1            10/20/95
    00
    0380281320                           05           12/01/95
     0
    2124639                              O            11/01/25
    0


    1456820          405/405             F          215,000.00
    ZZ
    BARTOLAZZI          ANTHONY          360        214,564.30
     1
    2608 OAK AVENUE                    8.000          1,577.60
    68
                                       7.750          1,577.60
 320,000.00
    MANHATTAN BEACH  CA   90266          2            10/06/95
    00
    3766888                              05           12/01/95
     0
    3766888                              O            11/01/25
    0


    1456831          405/405             F          520,000.00
    ZZ
    HARMS               MICHAEL  S       360        519,023.58
     1
    1837 SEADRIFT DRIVE                8.375          3,952.38
    80
                                       8.125          3,952.38
 650,000.00
    NEWPORT BEACH    CA   92625          2            10/06/95
    00
    3774809                              03           12/01/95
     0
    3774809                              O            11/01/25
    0


    1456832          405/405             F          392,500.00
    ZZ
    SUPAN               JOHN     T       360        391,743.95
     1
    372 DEVONSHIRE BLVD                8.250          2,948.73
    85
                                       8.000          2,948.73
 462,000.00
    SAN CARLOS       CA   94070          2            10/03/95
    11
    3777349                              05           12/01/95
    12
    3777349                              O            11/01/25
    0


    1456845          405/405             F          418,500.00
    ZZ
    SMITH               KARL     J       360        417,714.16
     1
    4063 BONES ROAD                    8.375          3,180.91
    67
                                       8.125          3,180.91
 630,000.00
    SEBASTOPOL       CA   95472          2            10/11/95
    00
    3758398                              05           12/01/95
     0
    3758398                              O            11/01/25
    0
1




    1456848          405/405             F          575,000.00
    ZZ
    FOSTER              RICHARD  M       360        573,920.30
     1
    234 SOUTH ANITA AVENUE             8.375          4,370.42
    80
                                       8.125          4,370.42
 725,000.00
    LOS ANGELES      CA   90049          2            10/06/95
    00
    3768298                              05           12/01/95
     0
    3768298                              O            11/01/25
    0


    1456863          405/405             F          520,000.00
    ZZ
    KNOTTNERUS          WILFRED  O       360        518,946.27
     1
    263 AVENIDA VISTA DEL OCEANO       8.000          3,815.58
    80
                                       7.750          3,815.58
 650,000.00
    SAN CLEMENTE     CA   92672          1            10/16/95
    00
    3782976                              03           12/01/95
     0
    3782976                              O            11/01/25
    0


    1457410          975/728             F          256,000.00
    ZZ
    MC ROBERT           ALEXANDER        360        256,000.00
     1
    506 WEST SYCAMORE AVENUE           8.250          1,923.24
    79
                                       8.000          1,923.24
 325,000.00
    EL SEGUNDO       CA   90245          2            01/04/96
    00
    0380319815                           05           03/01/96
     0
    952561                               O            02/01/26
    0


    1457623          A52/728             F          144,900.00
    ZZ
    HEALY               ELIZABETHP       360        144,818.77
     1
    45 SHIPWATCH ROAD                  8.875          1,152.89
    70
                                       8.625          1,152.89
 207,000.00
    SAVANNAH         GA   31410          2            12/14/95
    00
    0380284662                           03           02/01/96
     0
    UNKNOWN                              O            01/01/26
    0


    1457687          E19/728             F          234,900.00
    ZZ
    ANDOLSEK            ROBERT   J       360        232,030.51
     1
    23761 CABEZO COURT                 8.125          1,744.13
    80
    VELENCIA AREA                      7.875          1,744.13
 295,000.00
    SANTA CLARITA    CA   91335          2            12/21/95
    00
    0380310947                           05           02/01/96
     0
    100003219                            O            01/01/26
    0


    1457762          131/728             F          581,000.00
    ZZ
    MESICA              ZURI             360        580,648.03
     1
1


    4063 BENEDICT CANYON DRIVE         8.500          4,467.39
    59
                                       8.250          4,467.39
1,000,000.00
    SHERMAN OAKS     CA   91424          2            12/19/95
    00
    0380316175                           05           02/01/96
     0
    8977367                              O            01/01/26
    0


    1457846          105/728             F          208,050.00
    ZZ
    VARELLA             LOUIS    W       360        207,669.22
     1
    2829 VIXEN LANE                    8.500          1,599.72
    95
                                       8.250          1,599.72
 219,000.00
    SILVER SPRING    MD   20906          1            10/27/95
    04
    0380326943                           05           12/01/95
    30
    737189                               O            11/01/25
    0


    1457958          637/728             F          352,000.00
    ZZ
    LYLE                RICHARD  H       360        351,786.75
     1
    880 FOXKIRK DRIVE                  8.500          2,706.58
    80
                                       8.250          2,706.58
 440,000.00
    BROOKFIELD       WI   53045          2            12/19/95
    00
    0380318304                           05           02/01/96
     0
    4729885                              O            01/01/26
    0


    1458096          526/728             F          536,000.00
    ZZ
    BUI                 TIMOTHY  T       360        535,640.35
     1
    6621 HORSESHOE LN                  8.000          3,932.98
    80
                                       7.750          3,932.98
 670,000.00
    HUNTINGTON BEAC  CA   92648          1            12/04/95
    00
    0380318288                           03           02/01/96
     0
    00082771                             O            01/01/26
    0


    1458182          D03/728             F          256,500.00
    ZZ
    SIUDZINSKI          ROBERT   M       360        256,323.48
     1
    2629 BRIARWOOD DRIVE               7.875          1,859.80
    90
                                       7.625          1,859.80
 285,000.00
    SAN JOSE         CA   95135          1            12/05/95
    14
    0380313339                           05           02/01/96
    17
    30108801                             O            01/01/26
    0


    1458257          776/728             F          242,000.00
    ZZ
    KUKIN               JERRALD  P       360        241,545.61
     1
    2855 IRONGATE PLACE                8.375          1,839.37
    84
                                       8.125          1,839.37
 290,000.00
    THOUSAND OAKS    CA   91362          2            10/25/95
    04
    0380312414                           05           12/01/95
    12
1


    2125649                              O            11/01/25
    0


    1458363          A91/728             F          234,000.00
    ZZ
    MOONEY              DOUGLAS  E       360        234,000.00
     1
    817 W PARK AVENUE                  8.375          1,778.57
    90
                                       8.125          1,778.57
 260,000.00
    LONG BEACH       NY   11561          1            01/22/96
    04
    0380332065                           05           03/01/96
    25
    563N5080                             O            02/01/26
    0


    1458372          369/728             F          339,900.00
    ZZ
    MELLUZZO            WAYNE    F       360        339,245.27
     1
    1358 E VOLTAIRE STREET             8.250          2,553.56
    87
                                       8.000          2,553.56
 392,000.00
    PHOENIX          AZ   85022          1            11/07/95
    12
    0380324153                           05           12/01/95
    25
    48431415                             O            11/01/25
    0


    1458468          776/728             F          854,000.00
    ZZ
    KOHLS               JAMES    S       360        853,482.65
     1
    5353 FREMANTLE LANE                8.500          6,566.52
    70
                                       8.250          6,566.52
1,220,000.00
    CALABASAS AREA   CA   91302          2            12/19/95
    00
    0380322934                           03           02/01/96
     0
    2126229                              O            01/01/26
    0


    1458476          791/728             F          125,000.00
    ZZ
    RIVERA              ARNOLD           360        125,000.00
     1
    400 NW 128 AVENUE                  8.125            928.12
    38
                                       7.875            928.12
 335,000.00
    MIAMI            FL   33182          2            12/27/95
    00
    0380323387                           05           03/01/96
     0
    755958                               O            02/01/26
    0


    1458549          180/728             F          375,500.00
    ZZ
    ARREY               PAMELA   E       360        375,241.58
     1
    13850 KENNARD DR                   7.875          2,722.64
    64
                                       7.625          2,722.64
 595,000.00
    GLENELG          MD   21737          2            12/22/95
    00
    0380323445                           05           02/01/96
     0
    3940764                              O            01/01/26
    0


1


    1458553          180/728             F          225,000.00
    ZZ
    BRENNAN             PHILIP   I       360        224,870.55
     1
    1612 SHERWOOD HALL LANE            8.750          1,770.08
    72
                                       8.500          1,770.08
 315,000.00
    ALEXANDRIA       VA   22306          5            12/11/95
    00
    0380320953                           05           02/01/96
     0
    3941002                              O            01/01/26
    0


    1458661          B35/728             F          228,000.00
    ZZ
    ALVARADO            HILDA    A       360        227,865.38
     1
    12644 GRANITE RIDGE DRIVE          8.625          1,773.37
    95
                                       8.375          1,773.37
 240,000.00
    NORTH POTOMAC    MD   20878          1            12/01/95
    04
    0380320185                           05           02/01/96
    30
    9582011142                           O            01/01/26
    0


    1458715          596/728             F          271,000.00
    ZZ
    WELLEMA             HAROLD   A       360        270,813.50
     1
    26372 SAN SOUCI PLACE              7.875          1,964.94
    78
                                       7.625          1,964.94
 350,000.00
    MISSION VIEJO    CA   92692          2            12/12/95
    00
    0380319849                           05           02/01/96
     0
    49171093                             O            01/01/26
    0


    1458718          E15/728             F          270,500.00
    ZZ
    BRANTLEY            OTIS             360        270,318.50
     1
    16180 PINNACLE ROAD                8.000          1,984.83
    86
                                       7.750          1,984.83
 317,500.00
    CHINO HILLS      CA   91709          1            12/20/95
    10
    0380315797                           03           02/01/96
    25
    33000761                             O            01/01/26
    0


    1458722          171/728             F          408,700.00
    ZZ
    GRUBER              FRED     J       360        408,439.38
     1
    19924 TURNBERRY DRIVE              8.250          3,070.43
    80
    (TARZANA AREA)                     8.000          3,070.43
 515,000.00
    LOS ANGELES      CA   91356          2            12/14/95
    00
    0380329830                           05           02/01/96
     0
    67052213                             O            01/01/26
    0


    1458739          232/232             F          143,350.00
    ZZ
    KHAN                FAUZIA           360        143,350.00
     1
    4603 ABILENE CIRCLE                8.375          1,089.57
    75
                                       8.125          1,089.57
 191,186.00
1


    AURORA           CO   80015          1            01/19/96
    00
    11007342                             09           03/01/96
     0
    11007342                             O            02/01/26
    0


    1458885          559/728             F          224,000.00
    ZZ
    HSU                 JI-CHANG         360        224,000.00
     1
    18 SANTA EUGENIA                   8.125          1,663.20
    70
                                       7.875          1,663.20
 324,000.00
    IRVINE           CA   92714          2            01/04/96
    00
    0380323981                           03           03/01/96
     0
    0423095                              O            02/01/26
    0


    1458926          975/728             F          270,000.00
    ZZ
    PERKINS             STEVEN   K       360        269,818.84
     1
    1616 21ST STREET                   8.000          1,981.16
    90
                                       7.750          1,981.16
 300,000.00
    MANHATTAN BEACH  CA   90266          2            12/27/95
    11
    0380312653                           05           02/01/96
    25
    952476                               O            01/01/26
    0


    1458953          644/728             F          665,000.00
    ZZ
    BREZEL              BRUCE    S       360        665,000.00
     1
    SE 5030 LYNCH ROAD                 8.250          4,995.92
    70
                                       8.000          4,995.92
 950,000.00
    SHELTON          WA   98584          2            01/03/96
    00
    0380323163                           05           03/01/96
     0
    19541371                             O            02/01/26
    0


    1459265          559/728             F          221,400.00
    ZZ
    RHODES              PHILLIP  J       360        221,123.82
     1
    895 CLARK TUNNEL ROAD              8.375          1,682.80
    90
                                       8.125          1,682.80
 246,000.00
    PENRYN           CA   95663          1            11/13/95
    10
    0380314782                           05           01/01/96
    25
    0413526                              O            12/01/25
    0


    1459315          171/728             F          500,000.00
    ZZ
    ROCKSTAD            JAMES    O       360        499,647.11
     1
    RT 2 BOX 5 WINERY CANYON ROAD      7.750          3,582.06
    63
                                       7.500          3,582.06
 800,000.00
    TEMPLETON        CA   93465          2            12/27/95
    00
    0380340613                           05           02/01/96
     0
    320555553                            O            01/01/26
    0
1




    1459455          439/439             F          238,400.00
    ZZ
    TACKER              PAUL     W       360        238,075.73
     1
    2603 NORTH CARROLL AVENUE          7.950          1,741.00
    80
                                       7.825          1,741.00
 298,000.00
    SOUTHLAKE        TX   76092          4            11/10/95
    00
    1780500                              03           01/01/96
     0
    1780500                              O            12/01/25
    0


    1459609          670/728             F           72,000.00
    ZZ
    ZLOTNICK            SUZANNE  I       360         71,850.37
     1
    17252 HAMLIN STREET                7.875            522.05
    47
                                       7.625            522.05
 155,000.00
    VAN NUYS         CA   91406          5            10/02/95
    00
    0380285859                           05           12/01/95
     0
    30339669                             O            11/01/25
    0


    1459623          670/728             F           40,000.00
    ZZ
    MULLANE             MARY     E       360         39,928.63
     1
    1450 49TH AVENUE                   8.625            311.12
    19
                                       8.375            311.12
 220,000.00
    CAPITOLA         CA   95010          5            10/16/95
    00
    0380285966                           05           12/01/95
     0
    30371872                             O            11/01/25
    0


    1459699          670/728             F           50,000.00
    ZZ
    PELOQUIN            PIERRE   J       360         49,937.62
     1
    65 VICTORIA STREET #42             8.375            380.04
    63
                                       8.125            380.04
  80,000.00
    MANCHESTER       NH   03104          2            11/02/95
    00
    0380286550                           01           01/01/96
     0
    30447062                             O            12/01/25
    0


    1459864          405/405             F          245,000.00
    ZZ
    LYONS               LORIN    L       360        244,503.51
     1
    3914 PARK VISTA PLACE              8.000          1,797.73
    69
    LA CRESENTA AREA                   7.750          1,797.73
 360,000.00
    GLENDALE         CA   91214          5            10/19/95
    00
    3794922                              05           12/01/95
     0
    3794922                              O            11/01/25
    0


    1459909          E22/728             F          144,000.00
    ZZ
    GRAHAM              CHARLES  F       360        143,905.80
     1
1


    11119 HERSHEY STREET               8.125          1,069.20
    80
                                       7.875          1,069.20
 180,000.00
    LOS ANGELES      CA   91352          2            12/11/95
    00
    0410054860                           05           02/01/96
     0
    0410054860                           O            01/01/26
    0


    1459955          B64/728             F          306,000.00
    ZZ
    BUCH                J        T       360        305,804.87
     1
    1495 BRIDGETOWN PIKE               8.250          2,298.88
    90
                                       8.000          2,298.88
 340,000.00
    LANGHORNE        PA   19053          1            12/14/95
    10
    0380317777                           05           02/01/96
    25
    00004411                             O            01/01/26
    0


    1460104          180/728             F          282,000.00
    ZZ
    WILLIAMS            RONNIE   M       360        281,833.51
     1
    1430 E LAUREL AVE                  8.625          2,193.37
    94
                                       8.375          2,193.37
 300,000.00
    GLENDORA         CA   91741          2            12/11/95
    11
    0380319963                           05           02/01/96
    30
    4030201                              O            01/01/26
    0


    1460187          526/728             F          236,800.00
    ZZ
    WOODFORD            DONALD   L       360        236,320.14
     1
    56 HIDDEN CREEK LANE               8.000          1,737.56
    80
                                       7.750          1,737.56
 296,000.00
    MONTGOMERY       TX   77356          4            10/27/95
    00
    0380334939                           03           12/01/95
     0
    0076139                              O            11/01/25
    0


    1460213          975/728             F          221,400.00
    ZZ
    COLEMAN             KEVIN    M       360        221,400.00
     1
    6008 SOUTH CROFT AVENUE            8.375          1,682.80
    90
                                       8.125          1,682.80
 246,000.00
    LOS ANGELES      CA   90056          2            01/03/96
    14
    0380319831                           05           03/01/96
    25
    952703                               O            02/01/26
    0


    1460224          B98/728             F          231,900.00
    ZZ
    CALMES              WILLIAM  J       360        231,900.00
     1
    100 RAINBOW VALLEY LANE            8.375          1,762.61
    80
                                       8.125          1,762.61
 289,900.00
    NEWCASTLE        CA   95658          1            01/02/96
    00
    0380324583                           05           03/01/96
     0
1


    510079                               O            02/01/26
    0


    1460248          A47/728             F          222,300.00
    ZZ
    MARTIN JR           LOUIS    H       360        222,139.10
     1
    8705 HAYSTACK COVE                 7.625          1,573.43
    90
                                       7.375          1,573.43
 247,500.00
    CORDOVA          TN   38018          1            12/08/95
    04
    0380317272                           05           02/01/96
    25
    9578274                              O            01/01/26
    0


    1460253          965/728             F          276,000.00
    ZZ
    PENNA               DEAN     D       360        276,000.00
     1
    4135 LONGKNIFE ROAD                7.875          2,001.19
    80
                                       7.625          2,001.19
 345,000.00
    RENO             NV   89509          1            01/05/96
    00
    0380323627                           03           03/01/96
     0
    135859                               O            02/01/26
    0


    1460338          936/728             F          216,000.00
    ZZ
    HEMBREE             C        K       360        215,737.35
     1
    1521 MCGEE AVENUE                  8.500          1,660.86
    80
                                       8.250          1,660.86
 270,000.00
    BERKELEY         CA   94703          2            11/03/95
    00
    0380313222                           05           01/01/96
     0
    1943471                              O            12/01/25
    0


    1460414          670/728             F          520,000.00
    ZZ
    MOSKO               STEPHEN  M       360        518,998.37
     1
    2612 YELLOWWOOD DRIVE              8.250          3,906.59
    80
                                       8.000          3,906.59
 650,000.00
    WESTLAKE VILLAG  CA   91361          2            10/26/95
    00
    0380286832                           09           12/01/95
     0
    3925447                              O            11/01/25
    0


    1460418          670/670             F          538,000.00
    ZZ
    COURTNEY            SALLY    P       360        537,311.50
     1
    229 N PINE STREET                  8.250          4,041.82
    41
                                       8.000          4,041.82
1,325,000.00
    TELLURIDE        CO   81435          5            11/15/95
    00
    4867076                              05           01/01/96
     0
    4867076                              O            12/01/25
    0


1


    1460529          559/728             F          280,000.00
    ZZ
    BERGGREN            PAULA    J       360        279,807.30
     1
    6105 SONOMA MOUNTAIN ROAD          7.875          2,030.20
    80
                                       7.625          2,030.20
 350,000.00
    SANTA ROSA       CA   95404          1            12/18/95
    00
    0380315730                           05           02/01/96
     0
    0394445                              O            01/01/26
    0


    1460547          956/728             F          136,000.00
    ZZ
    DE LEON             CHARLES          360        135,917.61
     1
    2517 CHANT COURT                   8.500          1,045.72
    80
                                       8.250          1,045.72
 170,000.00
    SAN JOSE         CA   95122          2            12/19/95
    00
    0380317132                           05           02/01/96
     0
    512023                               O            01/01/26
    0


    1460549          356/728             F          245,000.00
    ZZ
    PEREZ               ARTURO   M       360        244,843.77
     1
    30209 ARAGON PLACE                 8.250          1,840.61
    78
                                       8.000          1,840.61
 315,000.00
    UNION CITY       CA   94587          1            12/19/95
    00
    0380316498                           05           02/01/96
     0
    2334225                              O            01/01/26
    0


    1460569          881/728             F           51,600.00
    ZZ
    GEISINGER           CLAUS            360         51,600.00
     1
    8966 RIVERSIDE DRIVE               8.125            383.13
    22
                                       7.875            383.13
 240,000.00
    DESCANSO         CA   91916          2            01/04/96
    00
    0380329293                           05           03/01/96
     0
    501642                               O            02/01/26
    0


    1460581          638/728             F          256,647.00
    ZZ
    SCHRIEFER           MARTIN   E       360        256,491.53
     1
    2642 BLACKSTONE CT                 8.500          1,973.39
    95
                                       8.250          1,973.39
 270,155.00
    FT COLLINS       CO   80525          1            12/20/95
    11
    0380328196                           03           02/01/96
    30
    8531503                              O            01/01/26
    0


    1460620          387/387             F          272,000.00
    ZZ
    WEISS               DOUGLAS          360        271,651.91
     1
    27123 FIELDING DRIVE               8.250          2,043.45
    90
                                       8.000          2,043.45
 305,000.00
1


    HAYWARD          CA   94542          2            10/30/95
    04
    544940                               05           01/01/96
    25
    544940                               O            12/01/25
    0


    1460657          776/728             F          294,500.00
    ZZ
    BADRAS              GREGORY          360        294,132.63
     1
    27350 BLUERIDGE DRIVE              8.375          2,238.41
    95
    VALENCIA AREA                      8.125          2,238.41
 310,000.00
    SANTA CLARITA    CA   91354          1            11/28/95
    14
    0380335878                           03           01/01/96
    30
    2125713                              O            12/01/25
    0


    1460689          961/728             F          340,000.00
    ZZ
    LEE                 TZE      L       360        339,771.87
     1
    1839 11TH AVENUE                   8.000          2,494.80
    75
                                       7.750          2,494.80
 456,000.00
    SAN FRANCISCO    CA   94122          1            12/19/95
    00
    0380335654                           05           02/01/96
     0
    89011308                             O            01/01/26
    0


    1460690          171/728             F          171,000.00
    ZZ
    NOOHI               HASSAN           360        170,888.14
     1
    21507 MULHOLLAND DRIVE             8.125          1,269.67
    75
    WOODLAND HILLS AREA                7.875          1,269.67
 228,000.00
    LOS ANGELES      CA   91364          1            12/13/95
    00
    0380310988                           05           02/01/96
     0
    51086330                             O            01/02/26
    0


    1460711          D03/D03             F          252,700.00
    ZZ
    FEIVELSON           HELAINE          360        252,546.92
     1
    12754 JOSSELYN HILL                8.500          1,943.04
    95
                                       8.250          1,943.04
 266,000.00
    OREGON HOUSE     CA   95962          1            12/15/95
    14
    70933                                05           02/01/96
    30
    70933                                O            01/01/26
    0


    1460747          147/728             F          288,400.00
    ZZ
    PAIKAI              MICHAEL  H       360        287,898.57
     1
    19671 HIGHRIDGE WAY                8.750          2,268.85
    90
                                       8.500          2,268.85
 320,498.00
    TRABUCO CANYON   CA   92679          1            11/01/95
    14
    0380317900                           03           12/01/95
    25
    495863                               O            11/01/25
    0
1




    1460757          180/728             F          292,067.00
    ZZ
    HILL JR             AUGUSTYNEV       360        291,880.76
     1
    1146 OSPREY LANE                   8.250          2,194.20
    75
                                       8.000          2,194.20
 389,423.00
    NASHVILLE        TN   37221          1            12/15/95
    00
    0380327636                           03           02/01/96
     0
    3431012                              O            01/01/26
    0


    1460820          E15/728             F          215,000.00
    ZZ
    AVIV                SHMUEL           360        214,852.04
     1
    134 NORTH SATINWOOD AVENUE         7.875          1,558.90
    72
                                       7.625          1,558.90
 300,000.00
    AGOURA HILLS AR  CA   91301          5            12/16/95
    00
    0380319302                           05           02/01/96
     0
    04194521                             O            01/01/26
    0


    1460888          070/728             F          300,000.00
    T
    PROMEN              MICHAEL          360        299,246.28
     1
    13 COLONY LANE                     8.375          2,280.22
    80
                                       8.125          2,280.22
 375,000.00
    GALENA           IL   61036          4            09/29/95
    00
    0380305681                           03           11/01/95
     0
    3786123                              O            10/01/25
    0


    1460954          070/728             F          280,000.00
    ZZ
    RICH                DAVID    B       360        279,372.69
     1
    2345 CRESTVIEW TERRACE             7.500          1,957.80
    80
                                       7.250          1,957.80
 350,000.00
    CINCINNATI       OH   45230          1            10/16/95
    00
    0380306887                           05           12/01/95
     0
    5743601                              O            11/01/25
    0


    1460985          070/728             F          377,600.00
    ZZ
    SCRUGGS             WILLIAM  K       360        376,732.72
     1
    11 CINCH ROAD                      7.375          2,607.99
    54
                                       7.125          2,607.99
 700,000.00
    BELL CANYON      CA   91307          2            10/27/95
    00
    0380307208                           03           12/01/95
     0
    6394648                              O            11/01/25
    0


    1460987          070/728             F          500,000.00
    ZZ
    ZOELLNER            JAY              360        498,879.82
     1
1


    101 WINDOVER DRIVE                 7.500          3,496.07
    75
                                       7.250          3,496.07
 675,000.00
    DANVILLE         CA   94506          2            10/26/95
    00
    0380307224                           03           12/01/95
     0
    6406206                              O            11/01/25
    0


    1461180          686/686             F          210,000.00
    ZZ
    HILLYARD            HELENE   C       360        209,686.97
     1
    3801 ARBUTUS COURT                 7.750          1,504.47
    52
                                       7.500          1,504.47
 405,000.00
    HAYWARD          CA   94542          2            11/15/95
    00
    30816848782                          05           01/01/96
     0
    30816848782                          O            12/01/25
    0


    1461285          560/560             F          260,000.00
    ZZ
    TEMPLE              VIRGINIA C       360        259,667.28
     1
    350 GENOA SPRINGS DRIVE            8.250          1,953.29
    80
                                       8.000          1,953.29
 325,000.00
    GENOA            NV   89411          1            10/31/95
    00
    450269618                            03           01/01/96
     0
    450269618                            O            12/01/25
    0


    1461305          560/560             F          495,000.00
    ZZ
    SINIBALDI           MARK     R       360        494,382.51
     1
    7 SOUTH 685 CARRIAGE WAY           8.375          3,762.36
    90
                                       8.125          3,762.36
 550,000.00
    NAPERVILLE       IL   60540          2            11/21/95
    04
    450277009                            05           01/01/96
    25
    450277009                            O            12/01/25
    0


    1461355          893/728             F          398,000.00
    ZZ
    VON SKEPSGARDH      MARCUS           360        398,000.00
     1
    3950 LOBITOS CREEK CUT-OFF ROA     7.250          2,715.06
    58
                                       7.000          2,715.06
 698,000.00
    HALF MOON BAY    CA   94019          1            01/16/96
    00
    0380323601                           05           03/01/96
     0
    1461355                              O            02/01/26
    0


    1461363          559/728             F          285,000.00
    ZZ
    MOSS                BERNARD          360        284,818.27
     1
    15 MONTE CIMAS AVENUE              8.250          2,141.11
    63
                                       8.000          2,141.11
 456,000.00
    MILL VALLEY      CA   94941          5            12/16/95
    00
    0380315722                           05           02/01/96
     0
1


    0427682                              O            01/01/26
    0


    1461370          E15/728             F          225,000.00
    ZZ
    HITE                JEFFREY  W       360        224,849.02
     1
    3350 LARIAT WAY                    8.000          1,650.98
    90
                                       7.750          1,650.98
 250,000.00
    ACTON AREA       CA   93510          1            12/19/95
    10
    0380312356                           05           02/01/96
    25
    43002881                             O            01/01/26
    0


    1461496          267/267             F          220,000.00
    ZZ
    VASQUEZ             GERALD   S       360        219,703.77
     1
    924 DAHLIA AVENUE                  8.000          1,614.29
    80
                                       7.750          1,614.29
 276,000.00
    COSTA MESSA      CA   92626          1            11/10/95
    00
    4376275                              05           01/01/96
     0
    4376275                              O            12/01/25
    0


    1461497          267/267             F          240,600.00
    ZZ
    FROMAN              JAY      K       360        239,374.39
     1
    94 BIRCH AVENUE                    8.000          1,765.44
    95
                                       7.750          1,765.44
 254,383.00
    CLOVIS           CA   93611          1            11/20/95
    10
    4366628                              05           01/01/96
    30
    4366628                              O            12/01/25
    0


    1461505          E22/728             F          252,000.00
    ZZ
    PEZZOLO             RONALD   J       360        252,000.00
     1
    6 TYLER STREET                     8.125          1,871.09
    75
                                       7.875          1,871.09
 336,000.00
    NOVATO           CA   94947          2            01/16/96
    00
    0410029862                           05           03/01/96
     0
    0410029862                           O            02/01/26
    0


    1461514          455/728             F           68,950.00
    ZZ
    PITTS               LOUIS            360         68,950.00
     1
    1634 KING ROAD                     8.750            542.43
    70
                                       8.500            542.43
  98,500.00
    RIVERDALE        GA   30296          1            01/10/96
    00
    0380323148                           05           03/01/96
     0
    50349                                O            02/01/26
    0


1


    1461528          A26/728             F          360,000.00
    ZZ
    FRIEDMAN            SIMON            360        360,000.00
     2
    166 HEWES STREET                   8.000          2,641.56
    67
                                       7.750          2,641.56
 540,000.00
    BROOKLYN         NY   11211          2            01/05/96
    00
    0380329459                           05           03/01/96
     0
    6461                                 O            02/01/26
    0


    1461574          E03/728             F          263,000.00
    ZZ
    TORRES              MANUEL           360        262,827.96
     1
    1760 WILSTONE AVENUE               8.125          1,952.77
    80
                                       7.875          1,952.77
 330,000.00
    ENCINITAS        CA   90064          2            12/15/95
    00
    0380316423                           05           02/01/96
     0
    69000145                             O            01/01/26
    0


    1461592          881/728             F          380,000.00
    ZZ
    SOUSSA              JOSEPH           360        379,745.02
     1
    4949 PALM DRIVE                    8.000          2,788.31
    71
                                       7.750          2,788.31
 540,000.00
    LA CANADA FLINT  CA   91011          5            12/14/95
    00
    0380314774                           05           02/01/96
     0
    103075                               O            01/01/26
    0


    1461598          559/728             F          470,000.00
    ZZ
    DIZON               MARIO    S       360        470,000.00
     1
    5280 AREZZO DRIVE                  8.000          3,448.70
    73
                                       7.750          3,448.70
 650,000.00
    SAN JOSE         CA   95138          2            01/10/96
    00
    0380324963                           03           03/01/96
     0
    0408997                              O            02/01/26
    0


    1461747          299/299             F          375,000.00
    ZZ
    SMITH JR            JULIOUS  P       360        373,576.81
     1
    4505 COVENTRY ROAD                 8.375          2,850.28
    63
                                       8.125          2,850.28
 600,000.00
    RICHMOND         VA   23221          1            07/11/95
    00
    286813                               03           09/01/95
     0
    286813                               O            08/01/25
    0


    1461748          299/299             F          231,200.00
    ZZ
    FITZHENRY           JAMES    A       360        230,754.67
     1
    10454 NW 2ND STREET UNIT 8         8.250          1,736.93
    80
                                       8.000          1,736.93
 289,000.00
1


    PORTLAND         OR   97231          2            10/10/95
    00
    298652                               01           12/01/95
     0
    298652                               O            11/01/25
    0


    1461754          299/299             F          463,600.00
    ZZ
    LOFLAND             GARY     K       360        462,138.96
     1
    740 LEE ROAD                       8.375          3,523.70
    75
                                       8.125          3,523.70
 618,200.00
    CROZIER          VA   23039          1            08/15/95
    00
    286809                               05           10/01/95
     0
    286809                               O            09/01/25
    0


    1461762          299/299             F          292,900.00
    ZZ
    THOMAS              JAMES    E       360        291,496.45
     1
    833 LINDSAY COURT                  8.000          2,149.20
    71
                                       7.750          2,149.20
 417,900.00
    RICHMOND         VA   23229          1            06/22/95
    00
    276236                               05           08/01/95
     0
    276236                               O            07/01/25
    0


    1461771          299/299             F           95,000.00
    ZZ
    PEEK                JEAN     W       360         94,715.44
     1
    15519 BALTIMORE RD                 8.625            738.91
    66
                                       8.375            738.91
 145,000.00
    DEWITT           VA   23840          1            08/28/95
    00
    279460                               05           10/01/95
     0
    279460                               O            09/01/25
    0


    1461773          911/728             F          228,950.00
    ZZ
    MANISCALCO          JOHN             360        228,950.00
     1
    18276 SW 26TH COURT                8.000          1,679.95
    80
                                       7.750          1,679.95
 286,200.00
    MIRAMAR          FL   33029          1            01/05/96
    00
    0380324146                           03           03/01/96
     0
    1461773                              O            02/01/26
    0


    1461908          B91/728             F          324,000.00
    ZZ
    THOMSEN             DOUGLAS  F       360        324,000.00
     1
    5415 VINEYARD DRIVE                8.125          2,405.70
    60
                                       7.875          2,405.70
 540,000.00
    PASO ROBLES      CA   93446          1            01/03/96
    00
    0380319112                           05           03/01/96
     0
    1951201721                           O            02/01/26
    0
1




    1461917          731/728             F          540,000.00
    ZZ
    CANNY               STEPHEN  J       360        539,664.36
     1
    815 SHARON PARK DRIVE              8.375          4,104.39
    80
                                       8.125          4,104.39
 675,000.00
    MENLO PARK       CA   94025          1            12/18/95
    00
    0380313792                           05           02/01/96
     0
    111851337                            O            01/01/26
    0


    1461921          B93/728             F          216,000.00
    ZZ
    WHIN                THOMAS           360        215,862.26
     1
    2708 EAST ACOMA DRIVE              8.250          1,622.74
    80
                                       8.000          1,622.74
 271,000.00
    PHOENIX          AZ   85032          2            12/21/95
    00
    0380319674                           05           02/01/96
     0
    1000016093                           O            01/01/26
    0


    1461926          559/728             F          308,800.00
    ZZ
    LEAK                GORDON   D       360        308,800.00
     1
    15300 SKYVIEW DRIVE                7.875          2,239.02
    80
                                       7.625          2,239.02
 386,000.00
    SAN JOSE         CA   95132          1            12/27/95
    00
    0380315672                           05           03/01/96
     0
    0387035                              O            02/01/26
    0


    1461930          881/728             F          240,000.00
    ZZ
    OLSON               ROBERT   G       360        239,838.97
     1
    629 HUNTLEIGH DRIVE                8.000          1,761.03
    63
                                       7.750          1,761.03
 385,000.00
    LAFAYETTE        CA   94549          5            12/22/95
    00
    0380314733                           05           02/01/96
     0
    401478                               O            01/01/26
    0


    1461934          450/728             F          247,000.00
    ZZ
    RANSOM              JOHN     T       360        246,667.43
     1
    98 WILLOWLEAF DRIVE                8.000          1,812.40
    72
                                       7.750          1,812.40
 347,000.00
    LITTLETON        CO   80127          1            11/03/95
    00
    0380291709                           03           01/01/96
     0
    3989134                              O            12/01/25
    0


    1462050          B74/728             F          555,000.00
    ZZ
    FAGO                JAMES    L       360        554,342.31
     1
1


    9742 CRESTVIEW CIRCLE              8.625          4,316.73
    75
                                       8.375          4,316.73
 740,000.00
    VILLA PARK       CA   92667          5            11/29/95
    00
    0380295288                           05           01/01/96
     0
    956072                               O            12/01/25
    0


    1462379          731/728             F          412,000.00
    ZZ
    BURNS               KEVIN    J       360        412,000.00
     1
    301 SOUTH SWALL DRIVE              7.750          2,951.62
    80
                                       7.500          2,951.62
 515,000.00
    BEVERLY HILLS    CA   90211          1            01/09/96
    00
    0380320896                           05           03/01/96
     0
    1000991                              O            02/01/26
    0


    1462380          559/728             F          256,000.00
    ZZ
    FERREIRA PHD        INGRID   B       360        256,000.00
     1
    4173 EL CAMINO REAL                7.875          1,856.18
    80
                                       7.625          1,856.18
 320,000.00
    PALO ALTO        CA   94306          2            12/16/95
    00
    0380315714                           01           03/01/96
     0
    0431601                              O            02/01/26
    0


    1462381          232/232             F          148,000.00
    T
    CROCKER             BYRON            360        147,910.33
     1
    137 BENCHMARK ROAD 316             8.500          1,138.00
    80
                                       8.250          1,138.00
 185,000.00
    AVON             CO   81620          1            12/19/95
    00
    11007435                             08           02/01/96
     0
    11007435                             O            01/01/26
    0


    1462388          776/728             F          840,000.00
    ZZ
    JESPERSEN           BRUCE    R       360        839,504.06
     1
    18443 TWIN CREEKS ROAD             8.625          6,533.44
    70
                                       8.375          6,533.44
1,200,000.00
    MONTE SERENO     CA   95030          2            12/18/95
    00
    0380323353                           05           02/01/96
     0
    6226976                              O            01/01/26
    0


    1462408          964/728             F          510,000.00
    ZZ
    MONAZZAM            JAFAR            360        509,649.03
     1
    16215 WAYFARER LANE                7.875          3,697.85
    60
                                       7.625          3,697.85
 860,000.00
    HUNTINGTON BEAC  CA   92649          1            12/20/95
    00
    0380317579                           05           02/01/96
     0
1


    16495                                O            01/01/26
    0


    1462419          965/728             F          170,600.00
    ZZ
    ARREOLA             BYRON    A       360        170,600.00
     1
    13632 NORTH 69TH DRIVE             8.250          1,281.66
    75
                                       8.000          1,281.66
 227,500.00
    PEORIA           AZ   85381          1            01/19/96
    00
    0380340555                           05           03/01/96
     0
    3221                                 O            02/01/26
    0


    1462426          171/728             F          272,700.00
    ZZ
    GUIDUCCI            JOHN     P       360        272,512.32
     1
    869 SONORA COURT                   7.875          1,977.27
    90
                                       7.625          1,977.27
 303,000.00
    SAN DIMAS        CA   91773          1            12/19/95
    10
    0380311929                           05           02/01/96
    25
    67052484                             O            01/01/26
    0


    1462479          E22/728             F          232,500.00
    ZZ
    VOLLRATH            MARTIN           360        232,500.00
     1
    6759 LAZY RIVER WAY                7.875          1,685.79
    75
                                       7.625          1,685.79
 310,000.00
    SAN JOSE         CA   95120          5            12/28/95
    00
    0410053144                           05           03/01/96
     0
    0410053144                           O            02/01/26
    0


    1462576          736/728             F          260,000.00
    ZZ
    SEBBY               GERALD   N       360        259,821.07
     1
    1463 RIDGE ROAD                    7.875          1,885.18
    80
                                       7.625          1,885.18
 325,000.00
    VISTA            CA   92083          1            12/22/95
    00
    0380319658                           05           02/01/96
     0
    456523                               O            01/01/26
    0


    1462586          171/728             F          281,500.00
    ZZ
    MOSER               MARTIN   P       360        281,306.27
     1
    5913 CHARTER OAKS DRIVE            7.875          2,041.07
    75
                                       7.625          2,041.07
 380,000.00
    CASTRO VALLEY    CA   94552          5            12/19/95
    00
    0380329178                           05           02/01/96
     0
    39072775                             O            01/01/26
    0


1


    1462603          893/728             F          240,000.00
    ZZ
    SISK                CAROL    L       360        239,850.83
     1
    1022 WALNUT STREET                 8.375          1,824.17
    80
                                       8.125          1,824.17
 300,000.00
    SAN CARLOS       CA   94070          1            12/26/95
    00
    0380312182                           05           02/01/96
     0
    1462603                              O            01/01/26
    0


    1462609          881/728             F          214,650.00
    ZZ
    RIVAS               MARIO            360        214,523.27
     1
    23832 FOXWOOD COURT                8.625          1,669.53
    95
                                       8.375          1,669.53
 225,990.00
    VALENCIA AREA    CA   91354          1            12/22/95
    01
    0380314543                           05           02/01/96
    30
    102924                               O            01/01/26
    0


    1462645          E57/728             F          330,000.00
    ZZ
    FESLER              WILLARD  M       360        329,789.57
     1
    18801 VIA PALATINO                 8.250          2,479.18
    69
                                       8.000          2,479.18
 480,000.00
    IRVINE           CA   92715          2            12/20/95
    00
    0380313214                           03           02/01/96
     0
    39402005000                          O            01/01/26
    0


    1462670          387/387             F          261,250.00
    ZZ
    HOWARD              WILLIAM  E       360        260,932.34
     1
    58 DEL RAY CIRCLE                  8.500          2,008.79
    95
                                       8.250          2,008.79
 275,000.00
    THOUSAND OAKS    CA   91360          1            11/10/95
    11
    562082                               05           01/01/96
    30
    562082                               O            12/01/25
    0


    1462681          637/728             F          265,900.00
    ZZ
    METCALFE            JOHN     C       360        265,738.92
     1
    2701 BRIMHALL DRIVE                8.500          2,044.54
    95
                                       8.250          2,044.54
 279,900.00
    LOS ALAMITOS     CA   90720          1            12/05/95
    21
    0380298704                           05           02/01/96
    30
    3467974                              O            01/01/26
    0


    1462691          642/728             F          259,560.00
    ZZ
    SHUKLA              ROHIT    K       360        259,406.75
     1
    2335 OVERLAND AVENUE               8.625          2,018.84
    90
                                       8.375          2,018.84
 288,400.00
1


    LOS ANGELES      CA   90064          1            12/01/95
    04
    0380291873                           05           02/01/96
    25
    11214895                             O            01/01/26
    0


    1462715          E22/728             F          273,750.00
    ZZ
    BICKNER             JEFFREY          360        273,566.32
     1
    35 ACACIA ROAD                     8.000          2,008.68
    75
                                       7.750          2,008.68
 365,000.00
    FAIRFAX          CA   94930          5            12/21/95
    00
    0410051411                           05           02/01/96
     0
    0410051411                           O            01/01/26
    0


    1462764          A35/A35             F          260,000.00
    ZZ
    ROONEY              FARRELL  S       360        260,000.00
     1
    2 INGOLD DRIVE                     8.000          1,907.79
    89
                                       7.750          1,907.79
 295,000.00
    DIX HILLS        NY   11746          1            01/10/96
    10
    UNKNOWN                              05           03/01/96
    25
    UNKNOWN                              O            02/01/26
    0


    1462773          766/728             F          225,000.00
    ZZ
    SHUMINER            ALAN     J       360        224,845.15
     1
    11905 SW 66 AVENUE                 7.875          1,631.41
    58
                                       7.625          1,631.41
 390,000.00
    MIAMI            FL   33156          1            12/05/95
    00
    0380322306                           05           02/01/96
     0
    95SG857                              O            01/01/26
    0


    1462822          976/728             F          276,000.00
    ZZ
    GOLDSBERRY          MICHAEL          360        276,000.00
     1
    8462 DEEPCLIFF DRIVE               8.000          2,025.20
    80
                                       7.750          2,025.20
 345,000.00
    HUNTINGTON BEAC  CA   92646          2            01/11/96
    00
    0380327990                           05           03/01/96
     0
    605999                               O            02/01/26
    0


    1462857          559/728             F          236,000.00
    ZZ
    FITCH               TIMOTHY  G       360        235,837.58
     1
    1167-G LA ROCHELLE TERRACE         7.875          1,711.17
    80
                                       7.625          1,711.17
 295,000.00
    SUNNYVALE        CA   94089          2            12/21/95
    00
    0380315698                           01           02/01/96
     0
    0434001                              O            01/01/26
    0
1




    1462860          956/728             F          208,000.00
    ZZ
    BREGER              SAM      A       360        207,860.44
     1
    1475 SONNY'S WAY                   8.000          1,526.23
    79
                                       7.750          1,526.23
 266,000.00
    HOLLISTER        CA   95023          1            12/19/95
    00
    0380323650                           03           02/01/96
     0
    511300                               O            01/01/26
    0


    1462882          638/728             F          155,000.00
    ZZ
    CHIMBLO, III        ANTHONY  J       360        154,893.33
     1
    119 GREGORY BOULEVARD UNIT 48      7.875          1,123.86
    39
                                       7.625          1,123.86
 400,000.00
    NORWALK          CT   06850          2            12/27/95
    00
    0380325317                           07           02/01/96
     0
    8533968                              O            01/01/26
    0


    1462884          462/728             F          281,250.00
    ZZ
    GROVES              MARK     R       360        281,250.00
     1
    1907 SHEFFIELD DR                  7.875          2,039.26
    75
                                       7.625          2,039.26
 375,000.00
    EL DORADO HILLS  CA   95762          5            01/02/96
    00
    0380339417                           03           03/01/96
     0
    4444196                              O            02/01/26
    0


    1462885          356/728             F          300,000.00
    ZZ
    SZTO                WALTER   W       360        300,000.00
     1
    35661 LINDA DRIVE                  8.000          2,201.30
    53
                                       7.750          2,201.30
 575,000.00
    FREMONT          CA   94536          4            01/09/96
    00
    0380331265                           05           03/01/96
     0
    2329787                              O            02/01/26
    0


    1462892          881/728             F          220,000.00
    ZZ
    LACHATA             CAROL    L       360        219,863.24
     1
    1079 ALTA PINE DRIVE               8.375          1,672.16
    80
                                       8.125          1,672.16
 275,000.00
    ATLADENA AREA    CA   91001          1            12/20/95
    00
    0380316647                           05           02/01/96
     0
    105190                               O            01/01/26
    0


    1462894          559/728             F          240,000.00
    ZZ
    ENFANTINO           MARILYN  P       360        240,000.00
     1
1


    925 SOUTH BAYWOOD AVENUE           7.875          1,740.17
    69
                                       7.625          1,740.17
 349,000.00
    SAN JOSE         CA   95128          5            01/04/96
    00
    0380324948                           05           03/01/96
     0
    0432799                              O            02/01/26
    0


    1462908          491/491             F          207,835.09
    ZZ
    NON                 LEONARDO S       309        206,210.85
     1
    25899 GUSHUE STREET                8.625          1,677.26
    86
                                       8.375          1,677.26
 242,900.00
    HAYWARD          CA   94544          1            06/27/95
    14
    4901282                              05           09/01/95
    17
    4901282                              O            05/01/21
    0


    1462932          668/728             F          999,900.00
    ZZ
    PLOY                DAN              360        999,262.39
     1
    6082 MILLERTON ROAD                8.250          7,511.92
    65
                                       8.000          7,511.92
1,550,000.00
    FRIANT           CA   93626          2            12/20/95
    00
    0380337569                           05           02/01/96
     0
    6241814                              O            01/01/26
    0


    1463031          E22/728             F           80,000.00
    ZZ
    PETTIT              ROBERT   O       360         79,942.10
     1
    17811 PINERIDGE DRIVE              7.625            566.23
    30
                                       7.375            566.23
 270,000.00
    YORBA LINDA      CA   92686          2            12/21/95
    00
    0410053698                           05           02/01/96
     0
    0410053698                           O            01/01/26
    0


    1463054          227/728             F          275,500.00
    ZZ
    ANDREWS             EARLE    H       360        275,138.34
     1
    ROUTE 1 BOX 196                    8.125          2,045.58
    95
    SHORT HILL ROAD                    7.875          2,045.58
 290,000.00
    PURCELLVILLE     VA   22132          1            11/30/95
    10
    0380293895                           05           01/01/96
    30
    1617959                              O            12/01/25
    0


    1463057          227/728             F          632,000.00
    ZZ
    DAVIES              TERENCE  C       360        630,951.09
     1
    1100 WISHART POINT ROAD            7.625          4,473.26
    80
                                       7.375          4,473.26
 790,000.00
    VIRGINIA BEACH   VA   23452          1            11/17/95
    00
    0380322538                           05           01/01/96
     0
1


    1600087                              O            12/01/25
    0


    1463068          163/728             F          315,000.00
    ZZ
    SPADONI             ROBERT   S       360        314,586.49
     1
    1822 KELLY COURT                   8.125          2,338.87
    65
                                       7.875          2,338.87
 490,000.00
    DARIEN           IL   60559          5            11/30/95
    00
    0380335662                           05           01/01/96
     0
    15099793                             O            12/01/25
    0


    1463069          076/076             F          390,000.00
    ZZ
    WELCH               CLAUDE   L       360        389,500.91
     1
    2915 ROBIN ROAD                    8.250          2,929.94
    75
                                       8.000          2,929.94
 521,000.00
    MEMPHIS          TN   38111          5            11/06/95
    00
    4984722                              05           01/01/96
     0
    4984722                              O            12/01/25
    0


    1463137          171/728             F          306,000.00
    ZZ
    LILJA               ROBERT           360        306,000.00
     1
    1085 BALBOA AVENUE                 7.875          2,218.72
    90
                                       7.625          2,218.72
 340,000.00
    LAGUNA BEACH     CA   92651          1            01/05/96
    21
    0380330002                           05           03/01/96
    25
    04076944                             O            02/01/26
    0


    1463138          470/728             F          316,000.00
    ZZ
    COX                 JAMES    R       360        315,782.53
     1
    145 SOUTH JACKSON WAY              7.875          2,291.22
    80
                                       7.625          2,291.22
 395,000.00
    ALAMO            CA   94507          1            12/20/95
    00
    0380320490                           05           02/01/96
     0
    25077643                             O            01/01/26
    0


    1463140          B46/728             F          230,400.00
    ZZ
    WALKER              JOAN     F       360        230,256.79
     1
    22321 SUSANA AVENUE                8.375          1,751.21
    80
                                       8.125          1,751.21
 288,000.00
    TORRANCE         CA   90505          1            12/21/95
    00
    0380310962                           05           02/01/96
     0
    101224                               O            01/01/26
    0


1


    1463141          E22/728             F          200,000.00
    ZZ
    BISHOP              KENT     S       360        199,878.84
     1
    326 CROW CANYON DRIVE              8.500          1,537.83
    80
                                       8.250          1,537.83
 250,000.00
    FOLSOM           CA   95630          5            12/06/95
    00
    0410046601                           05           02/01/96
     0
    0410046601                           O            01/01/26
    0


    1463159          559/728             F          176,800.00
    ZZ
    SHIRLEY             LORRIANE C       360        176,800.00
     1
    17226 JAMES LEX LANE               7.875          1,281.93
    80
                                       7.625          1,281.93
 221,000.00
    MORGAN HILL      CA   95037          1            12/27/95
    00
    0380315631                           05           03/01/96
     0
    0433656                              O            02/01/26
    0


    1463171          893/728             F          136,000.00
    ZZ
    BERGSTROM           JAMES    M       360        136,000.00
     1
    1410 HOOVER COURT                  8.000            997.92
    80
                                       7.750            997.92
 170,000.00
    ALAMEDA          CA   94501          2            01/10/96
    00
    0380322678                           05           03/01/96
     0
    1463171                              O            02/01/26
    0


    1463173          893/728             F          136,000.00
    ZZ
    PARKER              JOHN     M       360        136,000.00
     1
    4087 SALEM STREET                  7.375            939.32
    80
                                       7.125            939.32
 170,000.00
    CONCORD          CA   94521          2            01/11/96
    00
    0380323460                           05           03/01/96
     0
    1463173                              O            02/01/26
    0


    1463192          A26/728             F          258,400.00
    ZZ
    SCIALPI             DENNIS           360        258,400.00
     1
    330 AMBER STREET                   8.250          1,941.28
    80
                                       8.000          1,941.28
 323,000.00
    STATEN ISLAND    NY   10306          1            01/05/96
    00
    0380318825                           05           03/01/96
     0
    6302                                 O            02/01/26
    0


    1463283          232/232             F          240,000.00
    ZZ
    SHAPIRO             ARTHUR   H       360        239,537.72
     1
    2800 CRYSTAL COURT                 8.250          1,803.04
    58
                                       8.000          1,803.04
 415,000.00
1


    COCONUT GROVE    FL   33133          2            10/26/95
    00
    899278                               05           12/01/95
     0
    899278                               O            11/01/25
    0


    1463294          232/232             F          270,750.00
    ZZ
    MACLEOD             ALEXANDER        360        270,581.71
     1
    4271 WILDRIDGE RD W                8.375          2,057.90
    75
                                       8.125          2,057.90
 361,000.00
    AVON             CO   81620          2            12/06/95
    00
    10834512                             05           02/01/96
     0
    10834512                             O            01/01/26
    0


    1463305          B74/728             F          319,500.00
    ZZ
    SHIN                MICHELLE         360        319,500.00
     1
    1015 EAST ORANGE GROVE AVENUE      8.375          2,428.43
    90
                                       8.125          2,428.43
 355,000.00
    BURBANK          CA   91501          1            01/17/96
    12
    0380334665                           05           03/01/96
    25
    103077                               O            02/01/26
    0


    1463307          814/728             F          212,000.00
    ZZ
    SILSBY              JOHN     W       360        212,000.00
     1
    1725 TAMPICO COURT                 8.250          1,592.69
    80
                                       8.000          1,592.69
 265,000.00
    PETALUMA         CA   94954          2            01/19/96
    00
    0380339938                           05           03/01/96
     0
    809512088                            O            02/01/26
    0


    1463314          893/728             F          288,750.00
    ZZ
    DAVIS               ROBERT   E       360        288,750.00
     1
    65 LANSFORD COURT                  8.250          2,169.28
    75
                                       8.000          2,169.28
 385,000.00
    SAN RAMON        CA   94583          5            01/04/96
    00
    0380315656                           05           03/01/96
     0
    1463314                              O            02/01/26
    0


    1463316          964/728             F           50,000.00
    ZZ
    ROBERTS             JOAN     G       360         49,966.44
     1
    114 HOLSTROM CIRCLE                8.000            366.89
    20
                                       7.750            366.89
 255,000.00
    NOVATO           CA   94947          1            12/22/95
    00
    0380314675                           03           02/01/96
     0
    16533                                O            01/01/26
    0
1




    1463317          637/728             F          270,000.00
    ZZ
    YASUI               RICHARD  Y       360        269,809.43
     1
    535 PEEBLES AVENUE                 7.750          1,934.32
    74
                                       7.500          1,934.32
 365,000.00
    MORGAN HILL      CA   95037          5            12/27/95
    00
    0380320227                           05           02/01/96
     0
    4817516                              O            01/01/26
    0


    1463971          647/647             F          223,300.00
    ZZ
    HERTEL              RONALD   W       360        223,153.93
     1
    851 ROSEBUD DRIVE                  8.125          1,658.00
    70
                                       7.875          1,658.00
 319,000.00
    OXNARD           CA   93030          1            12/28/95
    00
    1940832                              05           02/01/96
     0
    1940832                              O            01/01/26
    0


    1463980          526/728             F          575,000.00
    ZZ
    CONNICK             CARLISLE M       360        575,000.00
     1
    229 NORTH SPRUCE STREET            7.750          4,119.38
    68
                                       7.500          4,119.38
 850,000.00
    TELLURIDE        CO   81435          2            01/08/96
    00
    0380340084                           05           03/01/96
     0
    00083447                             O            02/01/26
    0


    1464004          744/728             F          280,000.00
    ZZ
    RIDINGS             DANIEL   S       360        280,000.00
     1
    3560 O'CONNOR DRIVE                7.875          2,030.19
    80
                                       7.625          2,030.19
 351,000.00
    LAFAYETTE        CA   94549          2            01/04/96
    00
    0380317025                           05           03/01/96
     0
    76007                                O            02/01/26
    0


    1464023          450/728             F          242,000.00
    ZZ
    SAKANOI             PAUL     I       360        241,657.29
     1
    18219 MANHATTAN PLACE              7.750          1,733.72
    85
                                       7.500          1,733.72
 285,000.00
    TORRANCE         CA   90504          1            11/28/95
    14
    0380315474                           05           01/01/96
    12
    3961257                              O            12/01/25
    0


    1464038          638/728             F          260,000.00
    ZZ
    HOWLETT             MARK             360        259,829.93
     1
1


    29 LA GAVIOTA                      8.125          1,930.49
    50
                                       7.875          1,930.49
 524,000.00
    PISMO BEACH      CA   93449          5            12/11/95
    00
    0380320755                           05           02/01/96
     0
    585                                  O            01/01/26
    0


    1464048          920/728             F          198,500.00
    ZZ
    LIFSHIN             JACOB    D       360        198,500.00
     1
    3012 ACECA DRIVE                   8.250          1,491.26
    63
                                       8.000          1,491.26
 320,000.00
    LOS ALAMITOS     CA   90720          2            01/22/96
    00
    0380329301                           05           03/01/96
     0
    256418                               O            02/01/26
    0


    1464459          144/144             F          275,000.00
    ZZ
    MEDEO               PATRICK          360        275,000.00
     1
    420 POUND RIDGE ROAD               8.000          2,017.85
    54
                                       7.750          2,017.85
 510,000.00
    LEWISBORO        NY   10590          5            01/31/96
    00
    608458368                            05           03/01/96
     0
    608458368                            O            02/01/26
    0


    1464480          956/728             F          288,000.00
    ZZ
    HAMEL               ANDREW   D       360        288,000.00
     1
    18395 CLEMSON AVENUE               7.875          2,088.20
    80
                                       7.625          2,088.20
 361,000.00
    SARATOGA         CA   95070          2            12/29/95
    00
    0380323254                           05           03/01/96
     0
    512186                               O            02/01/26
    0


    1464483          814/728             F          256,000.00
    ZZ
    SMITH               BENNETT          360        256,000.00
     1
    623 E STREET                       8.000          1,878.44
    72
                                       7.750          1,878.44
 360,000.00
    PETALUMA         CA   94952          2            01/04/96
    00
    0380319120                           05           03/01/96
     0
    0809511206                           O            02/01/26
    0


    1464486          975/728             F          300,000.00
    ZZ
    IE                  MENG     S       360        299,798.71
     1
    7005 VERA TERRACE                  8.000          2,201.29
    71
                                       7.750          2,201.29
 425,000.00
    SAN GABRIEL ARE  CA   91775          1            12/29/95
    00
    0380313917                           05           02/01/96
     0
1


    952878                               O            01/01/26
    0


    1464510          776/728             F          298,700.00
    ZZ
    JOHNSON             ROBERT   A       360        298,494.43
     1
    5860 PISTOIA WAY                   7.875          2,165.79
    75
                                       7.625          2,165.79
 398,281.00
    SAN JOSE         CA   95138          1            12/11/95
    00
    0380323734                           03           02/01/96
     0
    6227016                              O            01/01/26
    0


    1464542          776/728             F          295,000.00
    ZZ
    SOTOODEH            HAMID            360        294,816.64
     1
    514 SOUTH FRANCISCA AVENUE         8.375          2,242.21
    80
                                       8.125          2,242.21
 370,000.00
    REDONDO BEACH    CA   90277          2            12/04/95
    00
    0380311689                           05           02/01/96
     0
    2126197                              O            01/01/26
    0


    1464548          776/728             F          261,250.00
    ZZ
    MILLER              JOHN     J       360        261,087.62
     1
    1536 SOUTH BRENTFORD AVENUE        8.375          1,985.69
    95
                                       8.125          1,985.69
 275,000.00
    THOUSAND OAKS    CA   91361          1            12/04/95
    14
    0380302282                           05           02/01/96
    30
    2126248                              O            01/01/26
    0


    1464557          776/728             F          285,300.00
    ZZ
    SKULICK II          EUGENE   A       360        284,944.10
     1
    3502 TRENTON WAY                   8.375          2,168.49
    90
                                       8.125          2,168.49
 317,000.00
    EL DORADO HILLS  CA   94762          1            11/30/95
    04
    0380326695                           03           01/01/96
    22
    2325119                              O            12/01/25
    0


    1464561          776/728             F          308,000.00
    ZZ
    PEARL               NORMAN   S       360        307,803.60
     1
    23140 PARK SORRENTO                8.250          2,313.90
    80
                                       8.000          2,313.90
 385,000.00
    CALABASAS        CA   91302          2            12/08/95
    00
    0380299371                           03           02/01/96
     0
    1126359                              O            01/01/26
    0


1


    1464579          450/728             F          401,000.00
    ZZ
    BOBIER              GREGG    D       360        400,702.40
     1
    5577    ST ANDREW                  7.500          2,803.85
    78
                                       7.250          2,803.85
 515,000.00
    INDEPENDENCE TW  MI   48348          5            12/05/95
    00
    0380313644                           01           02/01/96
     0
    4122750                              O            01/01/26
    0


    1464593          450/728             F          516,000.00
    ZZ
    GLADMAN             TERRY    L       360        515,339.66
     1
    615 WASHINGTON AVEUNE              8.250          3,876.54
    70
                                       8.000          3,876.54
 740,000.00
    GLENCOE          IL   60022          2            11/29/95
    00
    0380321902                           05           01/01/96
     0
    3989183                              O            12/01/25
    0


    1464631          801/801             F          252,000.00
    ZZ
    TESSARI             VICTOR   P       360        252,000.00
     1
    25 KAREN DRIVE                     8.125          1,871.10
    79
                                       7.875          1,871.10
 319,000.00
    GARDINER         ME   04345          2            01/04/96
    00
    1032392                              05           03/01/96
     0
    1032392                              O            02/01/26
    0


    1464634          E22/728             F           48,900.00
    T
    CORDOVA             MAYRA    L       360         48,900.00
     1
    247 ROCHESTER LOOP                 8.625            380.34
    40
                                       8.375            380.34
 124,980.00
    DAVENPORT        FL   33837          1            01/18/96
    00
    0410000038                           03           03/01/96
     0
    0410000038                           O            02/01/26
    0


    1464635          227/728             F          248,000.00
    ZZ
    TASLITT             NOMI     R       360        247,444.36
     1
    3609 TALLWOOD TERRACE              7.500          1,734.06
    80
                                       7.250          1,734.06
 310,000.00
    FALLS CHURCH     VA   22041          1            10/30/95
    00
    0380312794                           05           12/01/95
     0
    1617925                              O            11/01/25
    0


    1464653          637/728             F          198,691.00
    ZZ
    SUCCOSO             JOHN             360        198,691.00
     1
    175 WEST SHORE DR                  7.750          1,423.45
    75
                                       7.500          1,423.45
 264,922.00
1


    MASSAPEQUA       NY   11758          2            12/29/95
    00
    0380320219                           05           03/01/96
     0
    4734612                              O            02/01/26
    0


    1464658          601/728             F          225,000.00
    ZZ
    LOZANO              HECTOR           360        224,712.07
     1
    77 KINGERY DRIVE                   8.250          1,690.35
    90
                                       8.000          1,690.35
 252,705.00
    EL PASO          TX   79902          2            11/15/95
    10
    0380322868                           05           01/01/96
    25
    1025714                              O            12/01/25
    0


    1464664          814/728             F          250,800.00
    ZZ
    TIWARI              SAMEER           360        250,800.00
     1
    38108 CAMBRIDGE COURT              7.625          1,775.15
    80
                                       7.375          1,775.15
 313,500.00
    FREMONT          CA   94536          1            01/11/96
    00
    0380325622                           05           03/01/96
     0
    0809512103                           O            02/01/26
    0


    1464668          B98/728             F          460,000.00
    ZZ
    GREENE              DOUGLAS          360        460,000.00
     1
    23815 SECRETARIAT LANE             7.625          3,255.85
    80
                                       7.375          3,255.85
 575,000.00
    MONTEREY         CA   93940          1            01/12/96
    00
    0380331349                           05           03/01/96
     0
    135659                               O            02/01/26
    0


    1464758          559/728             F          107,500.00
    ZZ
    HERMAN              M        J       360        107,500.00
     1
    5795 GREY VAN ROAD                 8.250            807.62
    59
                                       8.000            807.62
 183,000.00
    RENO             NV   89510          2            01/22/96
    00
    0380340282                           05           03/01/96
     0
    0440487                              O            02/01/26
    0


    1464760          559/728             F          224,000.00
    ZZ
    KELLY               JAMES    P       360        224,000.00
     1
    2 SAN BENITO WAY                   8.375          1,702.57
    80
                                       8.125          1,702.57
 280,000.00
    NOVATO           CA   94945          2            01/05/96
    00
    0380324047                           05           03/01/96
     0
    0436386                              O            02/01/26
    0
1




    1464771          975/728             F          130,000.00
    ZZ
    ARSHI               HARRY            360        129,919.20
     1
    341 SOUTH LARKWOOD STREET          8.375            988.09
    60
                                       8.125            988.09
 220,000.00
    AHAHEIM          CA   92808          2            12/26/95
    00
    0380314717                           05           02/01/96
     0
    952890                               O            01/01/26
    0


    1464794          526/728             F          499,950.00
    ZZ
    SEIDNER             MICHAEL  A       360        499,605.93
     1
    16 WRIGHT STREET                   7.875          3,624.99
    71
                                       7.625          3,624.99
 711,000.00
    EDISON           NJ   08820          5            12/22/95
    00
    0380334954                           05           02/01/96
     0
    00079980                             O            01/01/26
    0


    1464802          232/232             F          161,000.00
    T
    CHU                 WILLIAM  W       360        160,804.23
     1
    1445 LOWELL AVE 4302               8.500          1,237.96
    70
                                       8.250          1,237.96
 230,000.00
    PARK CITY        UT   84060          1            11/24/95
    00
    11007194                             01           01/01/96
     0
    11007194                             O            12/01/25
    0


    1464826          A53/728             F          248,750.00
    ZZ
    SIEWENIE            JOHN     J       360        248,406.50
     1
    5190 MORNINGVIEW DRIVE             7.875          1,803.61
    80
                                       7.625          1,803.61
 313,500.00
    HOFFMAN ESTATES  IL   60192          1            11/29/95
    00
    0380321142                           05           01/01/96
     0
    290016156                            O            12/01/25
    0


    1464867          253/253             F          139,200.00
    ZZ
    GIBSON              P        J       360        138,992.73
     1
    4751 EAST VILLA MARIA DRIVE        7.500            973.31
    80
                                       7.250            973.31
 174,000.00
    PHOENIX          AZ   85032          1            11/30/95
    00
    311405                               03           01/01/96
     0
    311405                               O            12/01/25
    0


    1464872          A62/728             F          110,000.00
    ZZ
    KELLEY              ANTHONY  A       360        110,000.00
     1
1


    217 COUNTRY CLUB LANE              8.375            836.08
    76
                                       8.125            836.08
 145,000.00
    BELLEVILLE       IL   62223          2            01/05/96
    00
    0380304361                           05           03/01/96
     0
    1464872                              O            02/01/26
    0


    1464882          450/728             F          456,000.00
    ZZ
    GREESON             GREGORY  M       360        455,678.16
     1
    8001 BEARDSLEY COVE                7.750          3,266.84
    80
                                       7.500          3,266.84
 570,000.00
    AUSTIN           TX   78746          2            12/01/95
    00
    0380319898                           05           02/01/96
     0
    3875952                              O            01/01/26
    0


    1464935          765/728             F          193,700.00
    ZZ
    CARLOS              PROCESO  S       360        193,573.29
     1
    4542 KATHY DRIVE                   8.125          1,438.22
    74
                                       7.875          1,438.22
 264,990.00
    LA PALMA         CA   90623          1            12/06/95
    00
    0380311457                           05           02/01/96
     0
    311576                               O            01/01/26
    0


    1464942          317/728             F          264,000.00
    BB
    AGUINALDO           ROGELIO  C       360        263,702.89
     1
    316 GREENWOOD PLACE                8.875          2,100.51
    80
                                       8.625          2,100.51
 330,000.00
    CHULA VISTA      CA   91902          2            11/22/95
    00
    0380298571                           05           01/01/96
     0
    082595A                              O            12/01/25
    0


    1464944          596/728             F          290,700.00
    ZZ
    WEGNES              DOUGLAS  M       360        290,499.94
     1
    27655 WARRIOR DRIVE                7.875          2,107.78
    90
                                       7.625          2,107.78
 323,000.00
    RANCHO PALOS VE  CA   90275          1            12/07/95
    21
    0380313487                           05           02/01/96
    25
    49169089                             O            01/01/26
    0


    1465010          405/405             F          238,000.00
    ZZ
    MARSHALL            LARRY    E       360        237,645.62
     1
    9837 BLOSSOM SPRINGS ROAD          7.500          1,664.14
    63
                                       7.250          1,664.14
 382,000.00
    EL CAJON         CA   92021          2            11/09/95
    00
    3802386                              05           01/01/96
     0
1


    3802386                              O            12/01/25
    0


    1465048          405/405             F          247,000.00
    ZZ
    CARIOLA             MARILYN  C       360        246,729.15
     1
    1895 43RD AVENUE                   9.000          1,987.42
    95
                                       8.310          1,987.42
 260,000.00
    SAN FRANCISCO    CA   94122          1            11/07/95
    22
    3796950                              05           01/01/96
    30
    3796950                              O            12/01/25
    0


    1465098          232/232             F          251,750.00
    ZZ
    CHAMBERLAIN         DAVID    K       360        251,593.52
     1
    2895 ELK MEADOW                    8.375          1,913.49
    95
                                       8.125          1,913.49
 265,000.00
    EVERGREEN        CO   80439          1            12/28/95
    10
    11007482                             05           02/01/96
    30
    11007482                             O            01/01/26
    0


    1465112          791/728             F           37,200.00
    T
    MAHAN               MAYRA            360         37,200.00
     1
    2516 EAST COUNTY ROAD 476          8.250            279.47
    80
                                       8.000            279.47
  46,500.00
    BUSHNELL         FL   33513          1            01/05/96
    00
    0380339193                           05           03/01/96
     0
    756347                               O            02/01/26
    0


    1465114          698/728             F          240,700.00
    ZZ
    SWART               CHRISTOPHJ       360        240,542.55
     1
    305 LA FREMONTIA                   8.125          1,787.19
    80
                                       7.875          1,787.19
 300,905.00
    SAN CLEMENTE     CA   92672          1            12/12/95
    00
    0380313198                           03           02/01/96
     0
    9551870                              O            01/01/26
    0


    1465141          783/728             F          214,800.00
    ZZ
    HALL                JOHN     C       360        210,679.73
     1
    68 LAUREL                          7.000          1,429.07
    62
                                       6.750          1,429.07
 350,000.00
    PORT HADLOCK     WA   98339          2            03/07/94
    00
    0380315078                           05           05/01/94
     0
    0640131323                           O            04/01/24
    0


1


    1465144          783/728             F          252,000.00
    ZZ
    CARTER              JEFF     D       355        251,443.40
     1
    NHN JACINTHE ROAD                  7.750          1,811.84
    80
                                       7.500          1,811.84
 315,000.00
    SEQUIM           WA   98382          4            06/29/95
    00
    0380324997                           05           12/01/95
     0
    1150510109                           O            06/01/25
    0


    1465150          783/728             F          230,000.00
    ZZ
    BALLARD             JACK     D       360        229,533.92
     1
    46 SEAVISTA TERRACE                8.000          1,687.66
    72
                                       7.750          1,687.66
 320,000.00
    PORT LUDLOW      WA   98365          2            10/13/95
    00
    0380326976                           05           12/01/95
     0
    3150922229                           O            11/01/25
    0


    1465202          640/640             F          464,000.00
    ZZ
    FORBERT             KENNETH  R       360        463,375.25
     1
    2801 KEASLER CIRCLE WEST           8.000          3,404.67
    80
                                       7.750          3,404.67
 580,000.00
    GERMANTOWN       TN   38139          1            11/29/95
    00
    5616404                              05           01/01/96
     0
    5616404                              O            12/01/25
    0


    1465205          640/640             F          225,000.00
    ZZ
    PENROD, III         GEORGE   E       360        224,849.03
     1
    10288 WILLOW READE COVE            8.000          1,650.97
    90
                                       7.750          1,650.97
 250,000.00
    COLLIERVILLE     TN   38017          1            12/08/95
    01
    5648662                              03           02/01/96
    25
    5648662                              O            01/01/26
    0


    1465218          783/728             F          459,000.00
    ZZ
    CARLTON             THOMAS   G       360        458,115.87
     1
    4102 HIGHWAY 97A                   8.250          3,448.32
    90
                                       8.000          3,448.32
 510,000.00
    CHELAN           WA   98816          1            09/28/95
    10
    0380321951                           05           12/01/95
    30
    1650823275                           O            11/01/25
    0


    1465220          766/728             F          100,000.00
    ZZ
    BECKER              JUDITH   A       360         99,937.85
     1
    1500 WEST LACOSTA DR               8.375            760.07
    43
                                       8.125            760.07
 236,000.00
1


    PEMBROKE PINES   FL   33027          1            12/13/95
    00
    0380326828                           03           02/01/96
     0
    95SG966                              O            01/01/26
    0


    1465231          227/728             F          318,261.00
    ZZ
    SCOTT               RANDALL  J       360        318,047.45
     1
    4 SHINING OAK DRIVE                8.000          2,335.29
    80
                                       7.750          2,335.29
 400,000.00
    LITTLETON        CO   80127          2            12/15/95
    00
    0380316449                           03           02/01/96
     0
    1624518                              O            01/01/26
    0


    1465256          B60/728             F          412,500.00
    ZZ
    APPLEGATE           DAVID    J       360        412,230.17
     1
    16 MANDALAY                        8.125          3,062.80
    78
                                       7.875          3,062.80
 530,000.00
    LAGUNA NIGUEL    CA   92677          2            12/21/95
    00
    0380295189                           05           02/01/96
     0
    5962                                 O            01/01/26
    0


    1465272          171/728             F          292,500.00
    ZZ
    KOULADJIAN          VARTAN   A       360        292,500.00
     1
    2101 VILLA HEIGHTS ROAD            8.000          2,146.26
    75
                                       7.750          2,146.26
 390,000.00
    PASADENA         CA   91107          1            01/11/96
    00
    0380329228                           05           03/01/96
     0
    67052643                             O            02/01/26
    0


    1465276          559/728             F          450,000.00
    ZZ
    SAMPLE              STEPHEN  P       360        450,000.00
     1
    15027 BOHLMAN ROAD                 8.000          3,301.94
    47
                                       7.750          3,301.94
 968,485.00
    SARATOGA         CA   95070          1            01/05/96
    00
    0380322371                           05           03/01/96
     0
    0438945                              O            02/01/26
    0


    1465278          737/728             F          269,677.39
    ZZ
    HASENAUER           JAMES    E       310        268,172.60
     1
    4359 PAMPAS ROAD                   8.375          2,128.58
    86
                                       8.125          2,128.58
 315,000.00
    WOODLAND HILLS   CA   91364          1            08/01/95
    04
    0380319906                           05           09/01/95
    20
    0345091                              O            06/01/21
    0
1




    1465281          668/728             F          368,750.00
    ZZ
    JARRETT             MICHAEL  K       360        368,227.79
     1
    330 TUSCANY COURT                  7.750          2,641.77
    80
                                       7.500          2,641.77
 460,978.00
    DANVILLE         CA   94506          1            11/22/95
    00
    0380316365                           03           01/01/96
     0
    6222590                              O            12/01/25
    0


    1465283          904/728             F          254,700.00
    ZZ
    GARLICK             DEAN     S       360        254,520.24
     1
    19 CANTERBURY LANE                 7.750          1,824.70
    73
                                       7.500          1,824.70
 350,000.00
    LOGAN            UT   84321          5            01/02/96
    00
    0380310533                           05           02/01/96
     0
    132878                               O            01/01/26
    0


    1465290          668/728             F          239,400.00
    ZZ
    AVENINGO            JOHN     M       360        239,043.55
     1
    2844 AQUAMARINE CIRCLE             7.500          1,673.92
    90
                                       7.250          1,673.92
 266,076.00
    RESCUE           CA   95672          1            11/27/95
    11
    0380319435                           05           01/01/96
    25
    6219695                              O            12/01/25
    0


    1465293          668/728             F          256,000.00
    ZZ
    HAMBARZUMIAN        LEVON            360        255,672.38
     1
    9465 NORTH MADISON ROAD            8.250          1,923.25
    79
                                       8.000          1,923.25
 325,000.00
    FRESNO           CA   93720          2            11/13/95
    00
    0380311622                           03           01/01/96
     0
    6202378                              O            12/01/25
    0


    1465313          B42/728             F          300,000.00
    ZZ
    BROWN               DENNIS   P       360        299,818.26
     1
    325 BARCLAY COURT                  8.500          2,306.74
    65
                                       8.250          2,306.74
 465,000.00
    PALO ALTO        CA   94306          5            12/10/95
    00
    0380312463                           05           02/01/96
     0
    25903                                O            01/01/26
    0


    1465330          B91/728             F          365,000.00
    ZZ
    DOMENY              KATHERINER       360        364,532.89
     1
1


    50 ALTURA WAY                      8.250          2,742.13
    61
                                       8.000          2,742.13
 600,000.00
    GREENBRAE        CA   94904          5            11/20/95
    00
    0380312927                           05           01/01/96
     0
    1951002144                           O            12/01/25
    0


    1465332          E66/E66             F          283,100.00
    ZZ
    MEANOR              PHILLIP  C       360        282,351.70
     1
    100 ALIDADE COURT                  8.125          2,102.01
    80
                                       7.875          2,102.01
 354,310.00
    CARY             NC   27513          4            05/10/94
    00
    600214146                            03           11/01/95
     0
    600214146                            O            10/01/25
    0


    1465345          776/728             F          213,250.00
    ZZ
    RUSH                BENJAMIN W       360        213,110.50
     1
    234 TEILH DRIVE                    8.125          1,583.38
    95
                                       7.875          1,583.38
 224,500.00
    BOULDER CREEK    CA   95006          1            12/14/95
    01
    0380335829                           05           02/01/96
    30
    6226951                              O            01/01/26
    0


    1465414          670/728             F          585,000.00
    ZZ
    STEVENS             CARL             360        584,192.16
     1
    336 10TH STREET                    7.875          4,241.66
    78
                                       7.625          4,241.66
 750,000.00
    MANHATTAN BEACH  CA   90266          2            11/10/95
    00
    0380337304                           05           01/01/96
     0
    3923576                              O            12/01/25
    0


    1465521          670/728             F          218,000.00
    ZZ
    ADAMS               MICHAEL  R       360        217,713.82
     1
    40019 TESORO LANE                  8.125          1,618.65
    95
                                       7.875          1,618.65
 230,000.00
    PALMDALE         CA   93551          1            11/13/95
    21
    0380309683                           03           01/01/96
    30
    30478031                             O            12/01/25
    0


    1465610          736/728             F          600,000.00
    ZZ
    WANG                SHIH     Y       360        600,000.00
     1
    14812 NORTHVIEW TERRACE            8.000          4,402.59
    70
                                       7.750          4,402.59
 860,000.00
    HACIENDA HEIGHT  CA   91745          1            01/08/96
    00
    0380321621                           05           03/01/96
     0
1


    457451                               O            02/01/26
    0


    1465629          559/728             F          256,500.00
    ZZ
    HANNON              GLENN    J       360        256,500.00
     1
    203 RODONOVAN DRIVE                8.125          1,904.51
    86
                                       7.875          1,904.51
 300,000.00
    SANTA CLARA      CA   95051          2            01/03/96
    10
    0380324138                           05           03/01/96
    20
    0434233                              O            02/01/26
    0


    1465636          814/728             F          298,000.00
    ZZ
    FOSTER              KENNETH  H       360        298,000.00
     1
    9475 GIBSON LANE                   8.125          2,212.65
    78
                                       7.875          2,212.65
 385,500.00
    POTTER VALLEY    CA   95469          2            01/19/96
    00
    0380330671                           05           03/01/96
     0
    809512145                            O            02/01/26
    0


    1465641          893/728             F          277,500.00
    ZZ
    HASEGAWA            SAMUEL   M       360        277,500.00
     1
    5 WILLIAMS LANDING DRIVE           7.750          1,988.04
    75
                                       7.500          1,988.04
 370,000.00
    FOSTER CITY      CA   94044          2            01/03/96
    00
    0380318577                           05           03/01/96
     0
    25819                                O            02/01/26
    0


    1465643          369/728             F          268,000.00
    ZZ
    CIANFRONE           LESLIE   V       360        267,820.18
     1
    7811 BETTY JANE LANE               8.000          1,966.49
    73
                                       7.750          1,966.49
 370,000.00
    HOUSTON          TX   77055          4            12/06/95
    00
    0380322017                           05           02/01/96
     0
    49501356                             O            01/01/26
    0


    1465669          232/232             F           85,000.00
    ZZ
    DICKINSON           DIANE    B       360         84,893.95
     1
    170 ARLINGTON PLACE #C-1           8.375            646.07
    47
                                       8.125            646.07
 182,000.00
    EDWARDS          CO   81632          1            11/07/95
    00
    11007178                             09           01/01/96
     0
    11007178                             O            12/01/25
    0


1


    1465689          624/728             F          350,000.00
    ZZ
    PASTORA             JOSE     E       360        349,552.11
     1
    20815 BUCKBOARD PLACE              8.250          2,629.43
    90
                                       8.000          2,629.43
 389,363.00
    COVINA           CA   91724          1            11/27/95
    10
    0380316001                           03           01/01/96
    25
    42001952013                          O            12/01/25
    0


    1465709          450/728             F          276,000.00
    ZZ
    PATEL               SUKESH           360        275,795.17
     1
    1503 CORMORANT COURT               7.500          1,929.83
    80
                                       7.250          1,929.83
 345,000.00
    SUNNYVALE        CA   94087          1            12/01/95
    00
    0380310913                           05           02/01/96
     0
    3962073                              O            01/01/26
    0


    1465710          450/728             F          298,000.00
    ZZ
    DEL CONTE           THOMAS   A       360        297,805.07
     1
    451 PAWNEE PLACE                   8.125          2,212.64
    65
                                       7.875          2,212.64
 465,000.00
    FREMONT          CA   94539          2            11/30/95
    00
    0380335282                           05           02/01/96
     0
    3961471                              O            01/01/26
    0


    1465728          E22/728             F          212,000.00
    ZZ
    MCCAULEY            JOAN     V       360        212,000.00
     1
    2817 SYLVAN STREET                 7.875          1,537.15
    80
                                       7.625          1,537.15
 265,000.00
    BELLINGHAM       WA   98226          5            01/08/96
    00
    0410032809                           05           03/01/96
     0
    0410032809                           O            02/01/26
    0


    1465730          664/728             F          254,000.00
    ZZ
    NANDAKUMAR          SWAMINATH        360        253,683.14
     1
    1269 SAGE HEN COURT                8.375          1,930.59
    89
                                       8.125          1,930.59
 286,000.00
    SAN JOSE         CA   95118          2            11/29/95
    10
    0380319070                           05           01/01/96
    25
    2018653                              O            12/01/25
    0


    1466179          560/560             F        1,000,000.00
    T
    HERRICK             EDWARD   D       360        998,752.54
     1
    310 NORTH BAY ROAD                 8.375          7,600.73
    56
                                       8.125          7,600.73
1,800,000.00
1


    BARNSTABLE       MA   02655          5            11/30/95
    00
    450283296                            05           01/01/96
     0
    450283296                            O            12/01/25
    0


    1466180          560/560             F          213,750.00
    ZZ
    JACOBI              ERIC     P       360        213,431.73
     1
    133 DEBORAH DRIVE                  7.500          1,494.58
    95
                                       7.250          1,494.58
 225,000.00
    WYOMISSING HILL  PA   19610          1            11/30/95
    10
    450283882                            05           01/01/96
    30
    450283882                            O            12/01/25
    0


    1466181          560/560             F          320,000.00
    ZZ
    MANDEL              DEBORAH  A       360        319,762.51
     1
    7 DARNAY RD                        7.500          2,237.49
    80
                                       7.250          2,237.49
 400,000.00
    MORRISTOWN TWP   NJ   07960          1            12/01/95
    00
    450284336                            05           02/01/96
     0
    450284336                            O            01/01/26
    0


    1466186          560/560             F          216,000.00
    ZZ
    FERRERI             PAUL             360        215,831.49
     1
    4228 HIGHBORNE DRIVE               7.250          1,473.51
    80
                                       7.000          1,473.51
 270,000.00
    MARIETTA         GA   30066          1            12/01/95
    00
    450285945                            05           02/01/96
     0
    450285945                            O            01/01/26
    0


    1466190          560/560             F          249,000.00
    ZZ
    SAMPLES             D        C       360        248,815.20
     1
    4 CLEARVIEW DR                     7.500          1,741.05
    86
                                       7.250          1,741.05
 290,000.00
    LONG VALLEY      NJ   07853          1            12/05/95
    04
    450287008                            05           02/01/96
    25
    450287008                            O            01/01/26
    0


    1466197          560/560             F          248,550.00
    ZZ
    WOLFSON             RICHARD          360        248,351.24
     1
    71 BUCKINGHAM DRIVE                7.125          1,674.53
    95
                                       6.875          1,674.53
 261,660.00
    HOLBROOK         NY   11741          1            12/08/95
    10
    450289723                            05           02/01/96
    30
    450289723                            O            01/01/26
    0
1




    1466203          560/560             F          377,000.00
    ZZ
    MARSHALL            RICHARD  W       360        376,720.21
     1
    2760 MURFIELD CT                   7.500          2,636.04
    72
                                       7.250          2,636.04
 527,000.00
    ROCHESTER HILLS  MI   48306          1            12/15/95
    00
    450296835                            05           02/01/96
     0
    450296835                            O            01/01/26
    0


    1466237          966/728             F          382,500.00
    ZZ
    DUDAS               JOHN     R       360        382,243.35
     1
    713 DOMINION DR                    8.000          2,806.65
    90
                                       7.750          2,806.65
 425,000.00
    SOUTHLAKE        TX   76092          1            12/21/95
    12
    0380326737                           03           02/01/96
    25
    1707                                 O            01/01/26
    0


    1466248          385/385             F          210,504.07
    ZZ
    OVERSTREET          RENATE   M       330        210,346.91
     1
    11 SYMMES COURT                    8.625          1,670.16
    81
                                       8.375          1,670.16
 260,000.00
    CRANBURY         NJ   08517          2            11/14/95
    04
    35225505                             05           02/01/96
    25
    35225505                             O            07/01/23
    0


    1466266          B57/728             F          203,200.00
    ZZ
    BAZAR               DENNIS   E       360        203,200.00
     1
    29512 WOODBROOK DRIVE              8.250          1,526.57
    42
                                       8.000          1,526.57
 490,000.00
    AGOURA HILLS     CA   91301          2            01/10/96
    00
    0380340712                           03           03/01/96
     0
    95AS00306                            O            02/01/26
    0


    1466274          776/728             F          239,400.00
    ZZ
    LANOIE              LARRY    J       360        239,400.00
     1
    218 ELEANA DRIVE                   7.875          1,735.82
    95
                                       7.625          1,735.82
 252,000.00
    BEN LOMOND       CA   95005          1            01/09/96
    04
    0380329392                           05           03/01/96
    30
    6226993                              O            02/01/26
    0


    1466294          881/728             F          284,750.00
    ZZ
    TRIBOLET            MARK     E       360        284,750.00
     1
1


    24360 EAST VIA LOMAS DE YORBA      7.375          1,966.70
    85
                                       7.125          1,966.70
 335,000.00
    YORBA LINDA      CA   92687          1            01/04/96
    11
    0380321134                           05           03/01/96
    20
    105202                               O            02/01/26
    0


    1466304          A01/728             F          365,800.00
    ZZ
    ADAMS               JAMES    A       360        365,560.71
     1
    36 BARNEBURG                       8.125          2,716.06
    75
                                       7.875          2,716.06
 487,840.00
    DOVE CANYON ARE  CA   92679          1            12/18/95
    00
    0380319773                           03           02/01/96
     0
    020005KC                             O            01/01/26
    0


    1466320          450/728             F          380,000.00
    ZZ
    STROBEL             STEPHEN  L       360        379,717.98
     1
    3510 BROOKSIDE RD                  7.500          2,657.02
    79
                                       7.250          2,657.02
 484,000.00
    TOLEDO           OH   43606          1            12/08/95
    00
    0380302530                           05           02/01/96
     0
    3989597                              O            01/01/26
    0


    1466323          171/728             F          125,000.00
    ZZ
    AYALA               ANTONIO  R       360        124,924.27
     1
    14032 BARNER AVENUE                8.500            961.15
    68
    AREA OF SYLMAR                     8.250            961.15
 185,000.00
    LOS ANGELES      CA   91342          1            12/13/95
    00
    0380310715                           05           02/01/96
     0
    67052449                             O            01/01/26
    0


    1466332          334/728             F          290,000.00
    ZZ
    MILLER              JANATHIN A       360        289,455.46
     1
    1541 RANCHO SANTA FE ROAD          8.375          2,204.21
    87
                                       8.125          2,204.21
 335,000.00
    SAN MARCOS       CA   92069          2            10/31/95
    10
    0380300799                           05           12/01/95
    25
    969618                               O            11/01/25
    0


    1466397          766/728             F          637,500.00
    ZZ
    YANEZ               EDUARDO          360        637,113.80
     1
    12695 OLD CUTLER ROAD              8.500          4,901.82
    75
                                       8.250          4,901.82
 850,000.00
    CORAL GABLES     FL   33156          2            12/18/95
    00
    0380320052                           05           02/01/96
     0
1


    95SG029                              O            01/01/26
    0


    1466400          450/728             F          325,600.00
    ZZ
    TROSSEN             DEAN     T       360        325,370.19
     1
    11 PINE COURT                      7.750          2,332.64
    80
                                       7.500          2,332.64
 407,000.00
    CORONADO         CA   92118          1            12/13/95
    00
    0380314501                           05           02/01/96
     0
    3962503                              O            01/01/26
    0


    1466404          450/728             F          157,000.00
    ZZ
    HOLDER              ADRIAN   C       360        156,904.89
     1
    1726 CARVER STREET                 8.500          1,207.19
    56
                                       8.250          1,207.19
 281,000.00
    REDONDO BEACH    CA   90278          2            11/30/95
    00
    0380316183                           05           02/01/96
     0
    3961885                              O            01/01/26
    0


    1466406          450/728             F          400,000.00
    ZZ
    ANGELO              RICHARD  A       360        399,717.68
     1
    675 BALBOA AVENUE                  7.750          2,865.65
    80
                                       7.500          2,865.65
 500,000.00
    LAGUNA BEACH     CA   92651          1            12/13/95
    00
    0380314709                           05           02/01/96
     0
    3962909                              O            01/01/26
    0


    1466410          450/728             F          480,000.00
    ZZ
    HU                  RON-CHUNG        360        479,669.67
     1
    37 ERSTWILD COURT                  7.875          3,480.33
    80
                                       7.625          3,480.33
 600,500.00
    PALO ALTO        CA   94303          1            12/04/95
    00
    0380314584                           03           02/01/96
     0
    3961398                              O            01/01/26
    0


    1466418          731/728             F          227,960.00
    ZZ
    PERSAUD             JAGESH   J       360        227,818.31
     1
    3831 SANTA CRUZ COURT              8.375          1,732.66
    80
                                       8.125          1,732.66
 285,000.00
    SIMI VALLY       CA   93063          1            12/14/95
    00
    0380319104                           05           02/01/96
     0
    8000166                              O            01/01/26
    0


1


    1466430          776/728             F          271,200.00
    ZZ
    PIERANTOZZI         MICHAEL  A       360        271,027.06
     1
    830 TULANE DRIVE                   8.250          2,037.44
    80
                                       8.000          2,037.44
 339,000.00
    MOUNTAIN VIEW    CA   94040          1            12/12/95
    00
    0380311127                           05           02/01/96
     0
    6227000                              O            01/01/26
    0


    1466446          596/728             F          277,500.00
    ZZ
    HOWES               CAROLLEE         360        277,318.48
     1
    815 AMOROSO PLACE                  8.125          2,060.43
    75
                                       7.875          2,060.43
 370,000.00
    VENICE           CA   90291          5            12/13/95
    00
    0380313313                           05           02/01/96
     0
    49171630                             O            01/01/26
    0


    1466460          830/728             F          245,250.00
    ZZ
    FULLMER             LARRY            360        245,085.44
     1
    3688 WEST PHEASANT HOLLOW LANE     8.000          1,799.56
    75
                                       7.750          1,799.56
 327,000.00
    BLUFFDALE        UT   84065          5            12/21/95
    00
    0380319005                           05           02/01/96
     0
    1786441                              O            01/01/26
    0


    1466470          803/728             F          218,450.00
    ZZ
    ALVARADO            MARTIN           360        218,307.10
     1
    16368 MISTY HILL DRIVE             8.125          1,621.99
    95
                                       7.875          1,621.99
 229,990.00
    CHINO HILLS      CA   91709          1            12/19/95
    11
    0380316316                           05           02/01/96
    30
    110414                               O            01/01/26
    0


    1466488          936/728             F          217,550.00
    ZZ
    FRANKLIN JR         JOSEPH   C       360        217,298.75
     1
    6208 EAST DESERT COVE AVE          8.750          1,711.47
    95
                                       8.500          1,711.47
 229,000.00
    SCOTTSDALE       AZ   85254          1            11/27/95
    11
    0380319146                           05           01/01/96
    30
    1931005                              O            12/01/25
    0


    1466501          637/728             F          240,400.00
    ZZ
    LANGLEY             MATTHEW          360        240,050.57
     1
    3352 WEST RIVER PARK DR            8.375          1,827.22
    80
                                       8.125          1,827.22
 300,500.00
1


    SOUTH LAKE TAHO  CA   96150          1            11/01/95
    00
    0380326703                           05           01/01/96
     0
    4580031                              O            12/01/25
    0


    1466599          624/728             F          212,000.00
    ZZ
    MOGENSEN            MICHAEL          360        211,864.81
     1
    211 MARIPOSA CIRCLE                8.250          1,592.69
    80
                                       8.000          1,592.69
 265,000.00
    ARROYO GRANDE    CA   93420          2            12/01/95
    00
    0380312224                           05           02/01/96
     0
    72027023773                          O            01/01/26
    0


    1466608          E19/728             F          361,000.00
    ZZ
    MAGNIFICO           LAWRENCE F       360        360,732.08
     1
    790 ADMIRAL COURT                  7.500          2,524.17
    70
                                       7.250          2,524.17
 520,000.00
    OAK PARK AREA    CA   91301          2            12/19/95
    00
    0380298654                           05           02/01/96
     0
    4098                                 O            01/01/26
    0


    1466643          668/728             F          294,850.00
    ZZ
    NAZARENO            GERALD           360        294,442.83
     1
    3329 VERMONT PLACE                 7.875          2,137.87
    90
                                       7.625          2,137.87
 328,000.00
    PLEASANTON       CA   94588          1            11/22/95
    10
    0380327362                           05           01/01/96
    25
    6200117                              O            12/01/25
    0


    1466667          375/728             F          303,900.00
    ZZ
    PEKAREK             DONNA            360        303,314.63
     1
    350 ASHWOOD LANE                   8.250          2,283.10
    80
                                       8.000          2,283.10
 379,906.00
    FAIRVIEW         TX   75069          4            10/24/95
    00
    0380321217                           03           12/01/95
     0
    380530                               O            11/01/25
    0


    1466686          626/728             F          213,557.00
    BB
    CHANN               KURT     K       360        213,557.00
     1
    7739 RIVER GROVE CIRCLE            8.500          1,642.07
    90
                                       8.250          1,642.07
 237,286.00
    SACRAMENTO       CA   95831          1            01/12/96
    10
    0380339870                           03           03/01/96
    25
    6561492                              O            02/01/26
    0
1




    1466689          627/728             F          300,000.00
    ZZ
    LAMM                BENJAMIN L       360        300,000.00
     1
    14641 DEERVALE PLACE               7.875          2,175.21
    59
                                       7.625          2,175.21
 517,000.00
    SHERMAN OAKS     CA   91403          1            01/10/96
    00
    0380340258                           05           03/01/96
     0
    327187                               O            02/01/26
    0


    1466696          776/728             F          232,000.00
    ZZ
    PARKER              SUSAN            360        232,000.00
     1
    418 NORTH LA JOLLA AVENUE          7.875          1,682.16
    80
                                       7.625          1,682.16
 290,000.00
    LOS ANGELES      CA   90048          1            01/10/96
    00
    0380329418                           05           03/01/96
     0
    2127248                              O            02/01/26
    0


    1466720          450/728             F           98,000.00
    T
    DAMAVANDI           FRED     R       360         97,932.56
     1
    757 OCEAN AVENUE                   7.875            710.57
    70
    APT 204                            7.625            710.57
 140,000.00
    SANTA MONICA     CA   90402          1            12/04/95
    00
    0380314527                           01           02/01/96
     0
    4152682                              O            01/01/26
    0


    1466725          069/728             F          584,000.00
    ZZ
    WATTS               JAMES    N       360        583,598.09
     1
    2126 THE STRAND                    7.875          4,234.41
    80
                                       7.625          4,234.41
 730,000.00
    HERMOSA BEACH    CA   90254          1            12/11/95
    00
    0380310624                           05           02/01/96
     0
    2362073005                           O            01/01/26
    0


    1466726          069/728             F          314,000.00
    ZZ
    REINSCH             RONALD   C       360        313,828.48
     1
    6529 VISTA DEL MAR                 9.000          2,526.52
    39
                                       8.750          2,526.52
 825,000.00
    SAN DIEGO        CA   92037          2            12/11/95
    00
    0380310608                           05           02/01/96
     0
    236207486                            O            01/01/26
    0


    1466728          450/728             F          214,200.00
    ZZ
    BODINE              TROY     M       360        214,041.03
     1
1


    33292 SEA BRIGHT DRIVE             7.500          1,497.72
    90
                                       7.250          1,497.72
 238,000.00
    DANA POINT       CA   92629          1            12/12/95
    10
    0380315276                           05           02/01/96
    25
    3962149                              O            01/01/26
    0


    1466729          232/232             F          224,000.00
    ZZ
    BERNARD             THOMAS   S       360        223,705.94
     1
    25113 SOUTHEAST 208TH ST           8.125          1,663.20
    80
                                       7.875          1,663.20
 280,000.00
    MAPLE VALLEY     WA   98308          2            10/08/95
    00
    3722406                              05           01/01/96
     0
    3722406                              O            12/01/25
    0


    1466730          069/728             F          480,000.00
    ZZ
    CHUNG               HA-SUK           360        479,701.65
     1
    3633 NELSON PLACE                  8.375          3,648.35
    75
                                       8.125          3,648.35
 640,000.00
    FULLERTON        CA   92635          1            11/13/95
    00
    0380310541                           05           02/01/96
     0
    2362064780                           O            01/01/26
    0


    1466731          069/728             F          333,000.00
    ZZ
    AMOROSO             MICHAEL  J       360        332,770.82
     1
    5851 COUNTRY VIEW DRIVE            7.875          2,414.49
    90
                                       7.625          2,414.49
 370,000.00
    YORBA LINDA      CA   92686          2            11/30/95
    10
    0380310574                           05           02/01/96
    25
    2362064368                           O            01/01/26
    0


    1466734          450/728             F          248,000.00
    ZZ
    GOURLEY             KEVIN    N       360        247,820.50
     1
    42074 VIA SAN GABRIEL              7.625          1,755.33
    80
                                       7.375          1,755.33
 310,000.00
    FREMONT          CA   94539          2            12/08/95
    00
    0380314519                           05           02/01/96
     0
    3962610                              O            01/01/26
    0


    1466737          731/728             F          268,000.00
    ZZ
    ALSPAUGH-JACKSON    NANCY            360        267,833.43
     1
    5755 ALLOTT AVENUE                 8.375          2,036.99
    80
    VAN NUYS AREA                      8.125          2,036.99
 335,000.00
    CITY OF LOS ANG  CA   91401          2            12/13/95
    00
    0380310566                           05           02/01/96
     0
1


    1000913                              O            01/01/26
    0


    1466738          450/728             F          342,000.00
    ZZ
    JOHNSON             GLYNN    D       360        341,764.64
     1
    17260 ARMINTROUT DRIVE             7.875          2,479.74
    90
                                       7.625          2,479.74
 380,000.00
    RIVERSIDE        CA   92504          2            12/11/95
    10
    0380314568                           05           02/01/96
    25
    3962396                              O            01/01/26
    0


    1466741          731/728             F          203,000.00
    ZZ
    MCGAHAN             WILLIAM  A       360        202,873.82
     1
    1549 CORTE DE MOFFO                8.375          1,542.95
    80
                                       8.125          1,542.95
 254,500.00
    SAN JOSE         CA   95118          1            12/18/95
    00
    0380310582                           05           02/01/96
     0
    112151196                            O            01/01/26
    0


    1466742          450/728             F          250,000.00
    ZZ
    SAUTER JR           DANIEL   P       360        249,832.26
     1
    324 ALAMOSA DRIVE                  8.000          1,834.41
    72
                                       7.750          1,834.41
 350,000.00
    CLAREMONT        CA   91711          1            12/12/95
    00
    0380314550                           05           02/01/96
     0
    3962677                              O            01/01/26
    0


    1466755          A01/728             F          592,500.00
    ZZ
    CHENG               KUEI     Y       360        592,500.00
     1
    730 SOUTH PROSPERO DRIVE           8.125          4,399.30
    75
                                       7.875          4,399.30
 790,000.00
    WEST COVINA      CA   91791          2            01/11/96
    00
    0380333691                           05           03/01/96
     0
    NA                                   O            02/01/26
    0


    1466771          731/728             F           74,400.00
    ZZ
    TURNER              EMILIE   P       360         74,297.26
     1
    6141 VIA CASITAS                   7.875            539.45
    80
                                       7.625            539.45
  93,000.00
    CARMICHAEL AREA  CA   95608          5            11/20/95
    00
    0380313404                           09           01/01/96
     0
    3000595                              O            12/01/25
    0


1


    1466790          744/728             F          500,000.00
    ZZ
    LING                CRAIG            360        499,672.93
     1
    3382 LAZARRO DRIVE                 8.125          3,712.49
    80
                                       7.875          3,712.49
 630,000.00
    CARMEL           CA   93922          2            12/14/95
    00
    0380312190                           05           02/01/96
     0
    75899                                O            01/01/26
    0


    1466796          B57/728             F          192,000.00
    ZZ
    JIRUCHA             LAWRENCE         360        192,000.00
     2
    643-643 1/2 RAYMOND AVENUE         8.500          1,476.31
    60
                                       8.250          1,476.31
 320,000.00
    SANTA MONICA     CA   90405          2            01/11/96
    00
    0380340696                           05           03/01/96
     0
    1466796                              O            02/01/26
    0


    1466832          163/728             F          300,000.00
    ZZ
    GOLDSTEIN           BARI     B       360        299,606.17
     1
    23 TULIP LANE                      8.125          2,227.50
    79
                                       7.875          2,227.50
 380,000.00
    NEW ROCHELLE     NY   10804          1            11/30/95
    00
    0380317595                           05           01/01/96
     0
    2323100                              O            12/01/25
    0


    1466842          163/728             F          234,000.00
    ZZ
    GULLIKSEN           KENNETH          360        233,854.56
     1
    2708 ANGELO DRIVE                  8.375          1,778.57
    90
                                       8.125          1,778.57
 260,000.00
    LOS ANGELES      CA   90077          1            12/05/95
    14
    0380330663                           01           02/01/96
    25
    215027693                            O            01/01/26
    0


    1466866          163/728             F          500,000.00
    ZZ
    PARK                S        L       360        499,719.70
     1
    21 APACHE RIDGE                    8.875          3,978.22
    77
                                       8.625          3,978.22
 650,000.00
    SANTA FE         NM   87501          5            11/30/95
    00
    0380318239                           05           02/01/96
     0
    1815010277                           O            01/01/26
    0


    1466880          B98/728             F          219,250.00
    ZZ
    FILARDO             ANTHONY  J       360        219,250.00
     1
    2180 NEWTON WAY                    8.250          1,647.15
    90
                                       8.000          1,647.15
 245,000.00
1


    CONCORD          CA   94518          2            01/16/96
    11
    0380339961                           05           03/01/96
    25
    512083                               O            02/01/26
    0


    1466910          814/728             F          270,400.00
    ZZ
    CAFFI               MARLENE          360        270,400.00
     1
    395 MARSHALL AVENUE                7.750          1,937.18
    80
                                       7.500          1,937.18
 338,000.00
    PETALUMA         CA   94952          1            01/09/96
    00
    0380315532                           05           03/01/96
     0
    0809512149                           O            02/01/26
    0


    1466920          575/728             F          351,000.00
    ZZ
    GANTE               ARTURO   V       360        350,776.18
     1
    1045 CHAMPION COURT                8.250          2,636.95
    90
                                       8.000          2,636.95
 390,000.00
    COLUMBUS         IN   47201          1            12/15/95
    10
    0380329723                           03           02/01/96
    25
    1457332                              O            01/01/26
    0


    1466926          180/728             F          264,000.00
    ZZ
    WEIGHTMAN           BARBARA  A       360        263,822.86
     1
    2054 PALMETTO TERRACE              8.000          1,937.14
    90
                                       7.750          1,937.14
 293,438.00
    FULLERTON        CA   92631          1            12/15/95
    12
    0380316746                           03           02/01/96
    25
    4031183                              O            01/01/26
    0


    1466944          689/728             F          352,000.00
    ZZ
    HEAD                MICHAEL  J       360        352,000.00
     1
    1201 SOUTH 184TH CIRCLE            7.750          2,521.77
    80
                                       7.500          2,521.77
 440,000.00
    OMAHA            NE   68130          2            01/22/96
    00
    0380335233                           05           03/01/96
     0
    59039                                O            02/01/26
    0


    1466949          286/286             F          222,800.00
    ZZ
    COLEMAN             JAMES    M       360        222,634.64
     1
    6814 HARVEST GLEN DRIVE            7.500          1,557.86
    80
                                       7.250          1,557.86
 278,533.00
    DALLAS           TX   75248          1            12/15/95
    00
    8428079                              05           02/01/96
     0
    8428079                              O            01/01/26
    0
1




    1466950          163/728             F          315,000.00
    ZZ
    ROUMELIOTIS         PETER    C       360        314,616.99
     1
    21525 SOUTH MATTOX COURT           8.500          2,422.08
    90
                                       8.250          2,422.08
 350,000.00
    SHOREWOOD        IL   60431          1            11/30/95
    04
    0380318452                           05           01/01/96
    25
    372004156                            O            12/01/25
    0


    1466952          559/728             F          332,000.00
    ZZ
    CARL                GARRY    W       360        331,771.51
     1
    16570 CANTOR COURT                 7.875          2,407.24
    80
                                       7.625          2,407.24
 415,166.00
    MORGAN HILL      CA   95037          1            12/08/95
    00
    0380312828                           05           02/01/96
     0
    0421701                              O            01/01/26
    0


    1466953          744/728             F          420,000.00
    ZZ
    COURY               TIMOTHY  M       360        419,732.18
     1
    7316 WOODROW WILSON DRIVE          8.250          3,155.32
    80
                                       8.000          3,155.32
 525,000.00
    LOS ANGELES      CA   90046          2            12/21/95
    00
    0380312687                           05           02/01/96
     0
    76039                                O            01/01/26
    0


    1466960          163/728             F          306,000.00
    ZZ
    PRYHARSKI           MICHAEL  J       360        305,627.93
     1
    LOT 7 APPLESEED DRIVE              8.500          2,352.88
    80
                                       8.250          2,352.88
 382,500.00
    WESTBORO         MA   01581          1            12/01/95
    00
    0380322710                           05           01/01/96
     0
    371745254                            O            12/01/25
    0


    1466962          744/728             F          218,400.00
    ZZ
    DECKER              KATHERINED       360        218,271.06
     1
    5101 DEVON PART COURT              8.625          1,698.69
    80
                                       8.375          1,698.69
 273,000.00
    SAN JOSE         CA   95136          2            12/14/95
    00
    0380312265                           05           02/01/96
     0
    75288                                O            01/01/26
    0


    1466977          664/728             F          275,000.00
    ZZ
    KHEIFETS            LEEKA    I       360        274,824.64
     1
1


    12570 ROBLE LADERA ROAD            8.250          2,065.99
    39
                                       8.000          2,065.99
 720,000.00
    LOS ALTOS HILLS  CA   94022          2            12/06/95
    00
    0380311770                           05           02/01/96
     0
    2018539                              O            01/01/26
    0


    1466997          664/728             F          557,000.00
    ZZ
    BEARSE              AMANDA           360        556,662.57
     1
    14611 DRUMMOND STREET              8.500          4,282.85
    75
                                       8.250          4,282.85
 745,000.00
    PACIFIC PALISAD  CA   90272          1            12/05/95
    00
    0380311978                           05           02/01/96
     0
    2063030                              O            01/01/26
    0


    1467028          462/728             F          225,000.00
    ZZ
    THOMS               DEBORAH  J       360        225,000.00
     1
    24656 LINDA FLORA STREET           7.875          1,631.41
    90
                                       7.625          1,631.41
 250,000.00
    LAGUNA HILLS     CA   92653          2            01/10/96
    14
    0380330911                           05           03/01/96
    25
    4448023                              O            02/01/26
    0


    1467067          286/286             F          256,000.00
    ZZ
    WEAVER              BRIAN    H       360        255,819.31
     1
    1231 WOODLAND ROAD                 7.750          1,834.02
    80
                                       7.500          1,834.02
 320,000.00
    YORK             PA   17403          1            12/27/95
    00
    8348140                              05           02/01/96
     0
    8348140                              O            01/01/26
    0


    1467072          286/286             F          298,700.00
    ZZ
    SCHUMACHER          ROBERT   W       360        298,466.98
     1
    14371 QUAIL POINTE DR              7.250          2,037.67
    80
                                       7.000          2,037.67
 373,461.00
    CARMEL           IN   46032          1            12/20/95
    00
    8360955                              03           02/01/96
     0
    8360955                              O            01/01/26
    0


    1467075          253/253             F           47,500.00
    T
    WALTERS             MILTON           360         47,470.27
     1
    292 E MEADOW DRIVE #337            8.375            361.04
    19
                                       8.125            361.04
 260,500.00
    VAIL             CO   81657          2            12/11/95
    00
    311371                               08           02/01/96
     0
1


    311371                               O            01/01/26
    0


    1467087          171/728             F          400,000.00
    T
    FLORY               CHARLES  A       360        400,000.00
     1
    9855 NACIMIENTO LAKE DRIVE         7.375          2,762.70
    64
                                       7.125          2,762.70
 630,000.00
    PASO ROBLES      CA   93446          2            01/19/96
    00
    0380340597                           05           03/01/96
     0
    32055604                             O            02/01/26
    0


    1467088          317/728             F          251,250.00
    ZZ
    HONG                STUART           360        251,085.64
     1
    8568 WONDERLAND AVENUE             8.125          1,865.53
    75
                                       7.875          1,865.53
 335,000.00
    LOS ANGELES      CA   90046          1            12/12/95
    00
    0380302167                           05           02/01/96
     0
    227118                               O            01/01/26
    0


    1467095          881/728             F          216,000.00
    ZZ
    PARK                LAUREN   K       360        216,000.00
     1
    3072 CHEVY CHASE DRIVE             8.625          1,680.03
    90
                                       8.375          1,680.03
 240,000.00
    GLENDALE         CA   91206          1            01/12/96
    14
    0380324575                           05           03/01/96
    25
    103103                               O            02/01/26
    0


    1467103          098/728             F          250,000.00
    ZZ
    COMP                W        S       360        250,000.00
     1
    36 PRYER PLACE                     7.625          1,769.49
    56
                                       7.375          1,769.49
 451,500.00
    NEW ROCHELLE     NY   10804          1            01/10/96
    00
    0380328352                           05           03/01/96
     0
    451151304                            O            02/01/26
    0


    1467105          559/728             F          223,200.00
    BB
    PARKER              JOHN     S       360        223,200.00
     1
    1721 DORSET DRIVE                  8.500          1,716.22
    90
                                       8.250          1,716.22
 248,000.00
    PETALUMA         CA   94954          1            01/12/96
    11
    0380340217                           05           03/01/96
    25
    0440123                              O            02/01/26
    0


1


    1467117          403/403             F          251,500.00
    ZZ
    MITTAG              SUSAN            360        251,125.53
     1
    143 FEDERAL LOT 5 SOMERSET         7.500          1,758.53
    80
                                       7.250          1,758.53
 315,903.00
    FAIRFIELD        CT   06430          1            11/17/95
    00
    6405633                              01           01/01/96
     0
    6405633                              O            12/01/25
    0


    1467433          670/728             F          450,000.00
    ZZ
    GUTTMAN             ELLY             360        449,682.39
     1
    324 SOUTH ALMONT DRIVE             7.750          3,223.86
    79
                                       7.500          3,223.86
 575,000.00
    BEVERLY HILLS    CA   90211          2            12/05/95
    00
    0380337577                           05           02/01/96
     0
    8191158                              O            01/01/26
    0


    1467442          670/670             F          228,700.00
    ZZ
    COMAS               ANDREW           360        228,530.27
     1
    270 WEST 17TH STREET               7.500          1,599.11
    75
    APT 3L                             7.250          1,599.11
 305,000.00
    NEW YORK         NY   10011          1            12/11/95
    00
    11424672                             06           02/01/96
     0
    11424672                             O            01/01/26
    0


    1467504          776/728             F          189,200.00
    ZZ
    BROWN               SCOTT    W       360        189,069.80
     1
    25661 FROST LANE                   7.875          1,371.83
    80
                                       7.625          1,371.83
 236,500.00
    STEVENSON RANCH  CA   91381          1            12/15/95
    00
    0380317090                           03           02/01/96
     0
    2126313                              O            01/01/26
    0


    1467514          624/728             F          200,800.00
    ZZ
    GRANDIN             BRUCE    L       360        200,658.27
     1
    6452 OBERLIN WAY                   7.750          1,438.56
    80
                                       7.500          1,438.56
 252,000.00
    SAN JOSE         CA   95123          1            12/08/95
    00
    0380318296                           05           02/01/96
     0
    21002064923                          O            01/01/26
    0


    1467516          976/728             F          227,550.00
    ZZ
    WONG                NING             360        227,397.31
     1
    22 DEEPWATER COURT                 8.000          1,669.69
    95
                                       7.750          1,669.69
 239,528.00
1


    RICHMOND         CA   94804          1            12/19/95
    04
    0380314303                           05           02/01/96
    25
    603419                               O            01/01/26
    0


    1467517          698/728             F          235,000.00
    ZZ
    KHODAKHAH           MASSIE           360        234,853.93
     1
    5629 EL CANON AVENUE               8.375          1,786.17
    75
    WOODLAND HILLS AREA                8.125          1,786.17
 317,000.00
    LOS ANGELES      CA   91367          2            12/21/95
    00
    0380321746                           05           02/01/96
     0
    16101905                             O            01/01/26
    0


    1467527          A01/728             F          272,000.00
    ZZ
    STREATOR            JOYCE    A       360        271,826.55
     1
    1056 NORTH HOLLISTON AVENUE        8.250          2,043.45
    83
                                       8.000          2,043.45
 330,000.00
    PASADENA         CA   91104          1            12/22/95
    01
    0380315888                           05           02/01/96
    25
    33138                                O            01/01/26
    0


    1467530          593/728             F          226,000.00
    ZZ
    DUNN                J        C       360        225,852.16
     1
    868 WEST ESCALANTE DRIVE           8.125          1,678.05
    61
                                       7.875          1,678.05
 375,000.00
    ST GEORGE        UT   84790          4            12/18/95
    00
    0380326372                           05           02/01/96
     0
    6756084                              O            01/01/26
    0


    1467537          776/728             F          200,000.00
    ZZ
    LEWIS               ERNEST   R       360        199,865.80
     1
    711 FLINT SPEAR ROAD               8.000          1,467.53
    80
                                       7.750          1,467.53
 250,000.00
    WALNUT           CA   91789          1            12/19/95
    00
    0380314329                           05           02/01/96
     0
    7324496                              O            01/01/26
    0


    1467541          028/728             F          229,600.00
    ZZ
    WHITE               RICHARD  J       360        229,445.95
     1
    686 SNAPDRAGON PLACE               8.000          1,684.72
    80
                                       7.750          1,684.72
 287,000.00
    BENICIA          CA   94510          2            12/20/95
    00
    0380313107                           05           02/01/96
     0
    121608                               O            01/01/26
    0
1




    1467544          776/728             F          196,000.00
    ZZ
    ROBISON             BARRY    C       360        195,881.26
     1
    1811 DELOZ AVENUE                  8.500          1,507.07
    80
                                       8.250          1,507.07
 245,000.00
    LOS ANGELES      CA   90027          1            12/12/95
    00
    0380316902                           05           02/01/96
     0
    2126254                              O            01/01/26
    0


    1467553          232/232             F          228,600.00
    ZZ
    HAMPTON             ROSETTA          360        228,450.46
     1
    10452 VANALDEN AVE                 8.125          1,697.35
    87
                                       7.875          1,697.35
 265,000.00
    NORTHRIDGE AREA  CA   91726          2            12/18/95
    10
    12966478                             05           02/01/96
    25
    12966478                             O            01/01/26
    0


    1467606          757/757             F          262,500.00
    ZZ
    WILSON, JR.         JAMES    L       360        262,319.35
     1
    2 RUM RUNNERS ALLEY                7.875          1,903.31
    72
                                       7.625          1,903.31
 365,000.00
    SAVANNAH         GA   31411          2            12/22/95
    00
    2669216                              03           02/01/96
     0
    2669216                              O            01/01/26
    0


    1467609          334/728             F          353,000.00
    ZZ
    ROBERTSON           JON      R       360        352,524.70
     1
    2509 HARBOR VIEW DRIVE             8.000          2,590.19
    59
                                       7.750          2,590.19
 600,000.00
    NEWPORT BEACH    CA   92625          2            11/21/95
    00
    0380317124                           03           01/01/96
     0
    082534                               O            12/01/25
    0


    1467613          334/728             F          340,000.00
    ZZ
    PETERS              CHARLES  B       360        339,564.89
     1
    9322 LARAMIE AVENUE                8.250          2,554.31
    87
                                       8.000          2,554.31
 395,000.00
    BAKERSFIELD      CA   93312          1            11/17/95
    12
    0380314451                           05           01/01/96
    17
    969601                               O            12/01/25
    0


    1467624          116/116             F          416,500.00
    ZZ
    ATKINS              GLENN            360        409,586.57
     1
1


    3 IVY POND PLACE                   7.500          2,912.23
    80
                                       7.375          2,912.23
 523,600.00
    THE WOODLANDS    TX   77381          1            04/06/94
    00
    091064642                            03           06/01/94
     0
    091064642                            O            05/01/24
    0


    1467655          668/728             F          239,900.00
    ZZ
    QUESTO              WARREN           360        239,739.02
     1
    3053 RIDGEVIEW DRIVE               8.000          1,760.31
    73
                                       7.750          1,760.31
 329,900.00
    EL DORADO HILLS  CA   95762          1            12/05/95
    00
    0380315706                           05           02/01/96
     0
    6226104                              O            01/01/26
    0


    1467657          668/728             F          264,750.00
    ZZ
    SKAFF               RICARDO  J       360        264,585.43
     1
    843 EAST COUNTRY VIEW CIRCLE       8.375          2,012.30
    75
                                       8.125          2,012.30
 353,000.00
    FRESNO           CA   93720          1            12/07/95
    00
    0380329855                           05           02/01/96
     0
    6229280                              O            01/01/26
    0


    1467659          776/728             F          648,000.00
    ZZ
    WIDELITZ            STACY            360        647,586.79
     1
    18457 CLIFFORD WAY                 8.250          4,868.21
    80
                                       8.000          4,868.21
 810,000.00
    MALIBU AREA      CA   90265          1            12/14/95
    00
    0380318619                           05           02/01/96
     0
    2122983                              O            01/01/26
    0


    1467661          776/728             F          164,000.00
    ZZ
    JACKSON             THOMAS   H       360        163,900.65
     1
    2622 MANHATTAN AVENUE              8.500          1,261.02
    80
                                       8.250          1,261.02
 205,000.00
    GLENDALE         CA   91020          2            12/19/95
    00
    0380319641                           05           02/01/96
     0
    2126325                              O            01/01/26
    0


    1467663          776/728             F          597,000.00
    ZZ
    ROBBINS             MICHAEL  H       360        596,619.32
     1
    24 STILL BAY COURT                 8.250          4,485.06
    86
                                       8.000          4,485.06
 700,000.00
    SACRAMENTO       CA   95831          2            12/22/95
    14
    0380317108                           05           02/01/96
    22
1


    2326743                              O            01/01/26
    0


    1467673          B60/728             F          372,000.00
    ZZ
    NG                  ALBERT   Y       360        372,000.00
     1
    23329 HENRY COURT                  8.250          2,794.71
    80
                                       8.000          2,794.71
 465,000.00
    TORRANCE         CA   90505          2            01/02/96
    00
    0380301029                           05           03/01/96
     0
    6180                                 O            02/01/26
    0


    1467686          B57/728             F          439,900.00
    ZZ
    LEPISTO             MORRIS   G       360        439,900.00
     1
    1606 NORTH CYPRESS STREET          7.875          3,189.58
    80
                                       7.625          3,189.58
 549,888.00
    LA HABRA HEIGHT  CA   90631          1            01/12/96
    00
    0380322926                           05           03/01/96
     0
    1467686                              O            02/01/26
    0


    1467687          976/728             F          620,000.00
    ZZ
    ITO                 LESLIE   Y       360        620,000.00
     1
    15 COUNTRY CLUB ROAD               7.750          4,441.76
    80
                                       7.500          4,441.76
 775,000.00
    HONOLULU         HI   96817          1            01/23/96
    00
    0380340993                           05           03/01/96
     0
    458116                               O            02/01/26
    0


    1467689          893/728             F          333,600.00
    ZZ
    GORNICK             LAWRENCE J       360        333,600.00
     1
    932 DATE STREET                    8.250          2,506.23
    80
                                       8.000          2,506.23
 417,000.00
    MONTARA          CA   94037          2            01/18/96
    00
    0380325002                           05           03/01/96
     0
    1467689                              O            02/01/26
    0


    1467691          964/728             F          215,900.00
    ZZ
    BREEN               MICHAEL  M       360        215,900.00
     1
    870 KNIGHT STREET                  7.875          1,565.43
    80
                                       7.625          1,565.43
 269,990.00
    SONOMA           CA   95476          1            01/11/96
    00
    0380324781                           05           03/01/96
     0
    16703                                O            02/01/26
    0


1


    1467693          227/728             F          261,600.00
    ZZ
    CLINE JR            RAYMOND  E       360        261,405.85
     1
    2831 CENTER RIDGE DRIVE            7.500          1,829.15
    80
                                       7.250          1,829.15
 327,000.00
    OAKTON           VA   22124          1            12/22/95
    00
    0380316795                           03           02/01/96
     0
    1603881                              O            01/01/26
    0


    1467695          450/728             F          240,000.00
    ZZ
    GREMEL              ROBERT   F       360        239,846.96
     1
    5621 SELKIRK DRIVE                 8.250          1,803.04
    80
                                       8.000          1,803.04
 302,000.00
    HUNTINGTON BEAC  CA   92649          2            12/14/95
    00
    0380316944                           05           02/01/96
     0
    3962560                              O            01/01/26
    0


    1467697          429/429             F          263,800.00
    ZZ
    NANNERY             WILLIAM  M       360        263,462.40
     1
    40 ABBEY LANE                      8.250          1,981.85
    80
                                       8.000          1,981.85
 330,000.00
    CANTON           MA   02021          2            11/29/95
    00
    21308200                             05           01/01/96
     0
    21308200                             O            12/01/25
    0


    1467705          736/728             F          296,000.00
    ZZ
    COGGESHALL          DAVID    M       360        295,791.09
     1
    79 ROSSI AVENUE                    7.750          2,120.58
    80
                                       7.500          2,120.58
 370,000.00
    SAN FRANCISCO    CA   94118          1            12/19/95
    00
    0380313289                           05           02/01/96
     0
    455149                               O            01/01/26
    0


    1467706          736/728             F          288,000.00
    ZZ
    SPIVACK             THOMAS           360        287,806.76
     1
    20400 LANDER DRIVE                 8.000          2,113.24
    80
                                       7.750          2,113.24
 360,000.00
    LOS ANGELES      CA   91364          1            12/18/95
    00
    0380319856                           05           02/01/96
     0
    457274                               O            01/01/26
    0


    1467708          736/728             F          230,350.00
    ZZ
    CARR                WILLIAM  L       360        230,210.46
     1
    411 EAST LAST FLORES DRIVE         8.500          1,771.19
    95
                                       8.250          1,771.19
 243,000.00
1


    ALTADENA AREA    CA   91001          1            12/21/95
    21
    0380317520                           05           02/01/96
    30
    457287                               O            01/01/26
    0


    1467709          736/728             F          109,800.00
    T
    CURATOLO            MARSHALL F       360        109,728.18
     1
    326 DOUMA WAY                      8.125            815.26
    70
                                       7.875            815.26
 158,155.00
    RIPON            CA   95366          1            12/01/95
    00
    0380313248                           05           02/01/96
     0
    450551                               O            01/01/26
    0


    1467721          201/728             F          219,000.00
    ZZ
    WATSON              LAWRENCE         360        218,860.36
     1
    2166 BURGENTINE DRIVE              8.250          1,645.27
    79
                                       8.000          1,645.27
 280,000.00
    CORPUS CHRISTI   TX   78418          4            12/20/95
    00
    0380331976                           03           02/01/96
     0
    6800856939                           O            01/01/26
    0


    1467723          881/728             F          360,000.00
    ZZ
    CROUSE              WILLIAM  A       360        359,776.24
     1
    520 14TH STREET                    8.375          2,736.26
    80
                                       8.125          2,736.26
 450,000.00
    MANHATTAN BEACH  CA   90266          1            12/13/95
    00
    0380318676                           05           02/01/96
     0
    302100                               O            01/01/26
    0


    1467729          731/728             F          204,000.00
    ZZ
    KUENY               PATRICK          360        203,876.42
     1
    4092 DEERVALE DRIVE                8.500          1,568.58
    80
    SHERMAN OAKS AREA                  8.250          1,568.58
 255,000.00
    LOS ANGELES      CA   91403          1            12/21/95
    00
    0380313073                           05           02/01/96
     0
    411911003                            O            01/01/26
    0


    1467730          668/728             F          249,750.00
    ZZ
    GRANSTROM           WESLEY   P       360        249,594.76
     1
    2405 BRISTOL PLACE                 8.375          1,898.29
    90
                                       8.125          1,898.29
 277,500.00
    CARSON CITY      NV   89703          1            11/30/95
    04
    0380331414                           05           02/01/96
    25
    0006227193                           O            01/01/26
    0
1




    1467742          E19/728             F          216,000.00
    ZZ
    BALLESTEROS         JOSEPH           360        215,862.26
     1
    23901 COUGAS CREEK ROAD            8.250          1,622.74
    90
                                       8.000          1,622.74
 241,000.00
    DIAMOND BAR      CA   91765          2            12/07/95
    11
    0380315771                           05           02/01/96
    25
    3282                                 O            01/01/26
    0


    1467745          765/728             F          295,687.00
    ZZ
    MCCONNELL           DARRELL  D       360        295,483.51
     1
    5065 VIA ALVARADO                  7.875          2,143.94
    95
                                       7.625          2,143.94
 311,250.00
    YORBA LINDA      CA   92687          1            12/27/95
    11
    0380315102                           05           02/01/96
    30
    311779                               O            01/01/26
    0


    1467753          736/728             F          110,000.00
    ZZ
    TIBBLES             MARY     A       360        109,928.04
     1
    11706 MONTANA AVENUE #102          8.125            816.75
    69
                                       7.875            816.75
 160,000.00
    LOS ANGELES      CA   90049          1            12/18/95
    00
    0380313883                           09           02/01/96
     0
    457380                               O            01/01/26
    0


    1467755          736/728             F          215,000.00
    ZZ
    NG                  JOHN     K       360        214,852.04
     1
    2346 BATSON AVENUE                 7.875          1,558.90
    75
                                       7.625          1,558.90
 290,000.00
    ROWLAND HEIGHTS  CA   91748          2            12/21/95
    00
    0380313867                           05           02/01/96
     0
    457206                               O            01/01/26
    0


    1467756          736/728             F          370,000.00
    ZZ
    GARRISON            GREGG    S       360        369,745.37
     1
    775 RAILROAD AVENUE                7.875          2,682.76
    67
                                       7.625          2,682.76
 560,000.00
    HALF MOON BAY    CA   94019          5            12/21/95
    00
    0380313263                           05           02/01/96
     0
    455767                               O            01/01/26
    0


    1467761          736/728             F          187,000.00
    ZZ
    KIM                 KI       S       360        186,874.53
     1
1


    13091 MCKINLEY AVENUE              8.000          1,372.14
    50
                                       7.750          1,372.14
 380,000.00
    CHINO AREA       CA   91710          2            12/07/95
    00
    0380313834                           05           02/01/96
     0
    453308                               O            01/01/26
    0


    1467762          736/728             F          285,000.00
    ZZ
    FURLONG             RICHARD  F       360        284,818.27
     1
    412 MOUNT OLIVE DRIVE              8.250          2,141.11
    72
                                       8.000          2,141.11
 400,000.00
    BRADBURY         CA   91010          2            12/22/95
    00
    0380315540                           03           02/01/96
     0
    457408                               O            01/01/26
    0


    1467764          470/728             F          320,700.00
    ZZ
    BLOCK               MICHAEL  A       360        320,473.65
     1
    2 ASPEN LEAF                       7.750          2,297.54
    90
                                       7.500          2,297.54
 356,345.00
    DOVE CANYON ARE  CA   92679          1            12/11/95
    11
    0380311887                           05           02/01/96
    25
    24143276                             O            01/01/26
    0


    1467766          470/728             F          135,000.00
    ZZ
    WEITZMAN            DAVID            360        134,909.41
     1
    21 KARL AVENUE                     8.000            990.59
    39
                                       7.750            990.59
 350,000.00
    SAN ANSELMO      CA   94960          2            12/19/95
    00
    0380319583                           05           02/01/96
     0
    25061806                             O            01/01/26
    0


    1467769          470/728             F          142,500.00
    ZZ
    PADUA               EDGAR    D       360        142,404.38
     1
    261 QUARTZ LANE                    8.000          1,045.62
    95
                                       7.750          1,045.62
 150,000.00
    VALLEJO          CA   94590          2            12/11/95
    04
    0380311895                           05           02/01/96
    30
    25071801                             O            01/01/26
    0


    1467771          776/728             F          340,000.00
    ZZ
    SPERRY              JESSE    M       360        339,783.19
     1
    3512 CROWNRIDGE DRIVE              8.250          2,554.31
    80
    SHERMAN OAKS AREA                  8.000          2,554.31
 425,000.00
    LOS ANGELES      CA   91403          1            12/26/95
    00
    0380318684                           05           02/01/96
     0
1


    2127218                              O            01/01/26
    0


    1467773          776/728             F          419,950.00
    ZZ
    GRAY                STANLEY  H       360        418,867.74
     1
    2116 BRIDGE RIDGE COURT            8.250          3,154.95
    79
                                       8.000          3,154.95
 534,950.00
    SAN JOSE         CA   95138          1            09/18/95
    00
    0380321159                           05           11/01/95
     0
    6224212                              O            10/01/25
    0


    1467776          744/728             F          110,400.00
    ZZ
    O'BRIEN, III        ROBERT   A       360        110,400.00
     1
    432 CREEKSIDE LANE                 8.375            839.12
    80
                                       8.125            839.12
 138,000.00
    MORGAN HILL      CA   95037          1            12/29/95
    00
    0380313891                           09           03/01/96
     0
    75975                                O            02/01/26
    0


    1467804          E60/728             F          400,000.00
    ZZ
    LAZAN               JEROD    M       360        400,000.00
     1
    1720 HILLCREST AVENUE              7.625          2,831.18
    77
                                       7.375          2,831.18
 525,000.00
    GLENDALE         CA   91202          1            01/08/96
    00
    0380321811                           05           03/01/96
     0
    520011                               O            02/01/26
    0


    1467806          069/728             F          578,000.00
    ZZ
    VALLAS              LOUIS    J       360        577,260.31
     1
    33 CHERRY HILLS DRIVE              8.250          4,342.33
    80
                                       8.000          4,342.33
 725,000.00
    COTO DE CAZA AR  CA   92679          2            11/06/95
    00
    0380308438                           03           01/01/96
     0
    2362052538                           O            12/01/25
    0


    1467809          069/728             F          218,500.00
    ZZ
    LECHTICK            SANFORD  A       360        218,227.43
     1
    22410 MARTHA STREET                8.375          1,660.76
    80
    WOODLAND HILLS AREA                8.125          1,660.76
 275,000.00
    LOS ANGELES      CA   91367          2            11/08/95
    00
    0380311747                           05           01/01/96
     0
    2362063915                           O            12/01/25
    0


1


    1467812          069/728             F          261,900.00
    ZZ
    VINGINO             GENE     A       360        261,573.29
     1
    7837 EAST 8TH STREET               8.375          1,990.63
    90
                                       8.125          1,990.63
 291,000.00
    DOWNEY           CA   90241          2            11/15/95
    14
    0380312091                           05           01/01/96
    25
    236206497                            O            12/01/25
    0


    1467843          171/728             F          156,750.00
    ZZ
    SABINO              MARIA    G       360        156,554.44
     1
    6300 JOHNSON AVENUE                8.375          1,191.42
    95
                                       8.125          1,191.42
 165,000.00
    LONG BEACH       CA   90805          2            11/15/95
    01
    0380315094                           05           01/01/96
    30
    67053021                             O            12/01/25
    0


    1467846          626/728             F          240,000.00
    ZZ
    YANEZ               PETE             360        239,838.96
     1
    7943 STATE HIGHWAY 193             8.000          1,761.04
    90
                                       7.750          1,761.04
 267,000.00
    NEWCASTLE        CA   95658          1            12/26/95
    01
    0380313305                           05           02/01/96
    25
    0006559587                           O            01/01/26
    0


    1467848          028/728             F          312,000.00
    ZZ
    ENDOW               GORDON   I       360        311,785.28
     1
    4201 PRESSLEY ROAD                 7.875          2,262.22
    80
                                       7.625          2,262.22
 390,000.00
    SANTA ROSA       CA   95404          1            12/19/95
    00
    0380315482                           05           02/01/96
     0
    121720                               O            01/01/26
    0


    1467850          668/728             F          211,200.00
    ZZ
    MISTRY              SHASHI   R       360        211,068.72
     1
    9914 NORTH CEDAR AVENUE            8.375          1,605.28
    75
                                       8.125          1,605.28
 285,007.00
    FRESNO           CA   93720          1            12/13/95
    00
    0380330929                           05           02/01/96
     0
    6221469                              O            01/01/26
    0


    1467864          686/686             F          246,000.00
    ZZ
    REIERSON            WILMER   A       360        245,834.93
     1
    2151 DARROW GLEN                   8.000          1,805.07
    80
                                       7.750          1,805.07
 307,500.00
1


    ESCONDIDO        CA   92027          2            12/11/95
    00
    30817391584                          05           02/01/96
     0
    30817391584                          O            01/01/26
    0


    1467865          686/686             F          300,000.00
    ZZ
    DEMETER             MICHAEL  J       360        299,802.75
     1
    92 TOYON ROAD                      8.100          2,222.25
    20
                                       7.850          2,222.25
1,500,000.00
    ATHERTON         CA   94027          5            12/08/95
    00
    30817231574                          05           02/01/96
     0
    30817231574                          O            01/01/26
    0


    1467866          686/686             F          250,000.00
    ZZ
    ROSE                MARY     J       360        249,832.25
     1
    365 COTTON STREET                  8.000          1,834.42
    34
                                       7.750          1,834.42
 745,000.00
    MENLO PARK       CA   94025          5            12/01/95
    00
    30817231582                          05           02/01/96
     0
    30817231582                          O            01/01/26
    0


    1467871          686/686             F          246,500.00
    ZZ
    RAMIREZ, JR         PATRICK  G       360        246,354.46
     1
    5 MCKEVETT HEIGHTS                 8.625          1,917.26
    70
                                       8.375          1,917.26
 353,000.00
    SANTA PAULA      CA   93060          2            12/01/95
    00
    30817297328                          05           02/01/96
     0
    30817297328                          O            01/01/26
    0


    1467872          686/686             F          269,000.00
    ZZ
    FASEN               LEO              360        268,824.03
     1
    16812 LIVORNO DRIVE                8.125          1,997.32
    43
                                       7.875          1,997.32
 640,000.00
    PACIFIC PALISAD  CA   90272          5            12/11/95
    00
    30817298615                          05           02/01/96
     0
    30817298615                          O            01/01/26
    0


    1467881          686/686             F          240,000.00
    ZZ
    JONES               LAURELL  B       360        239,842.20
     1
    1316 LUBICH DRIVE                  8.100          1,777.80
    67
                                       7.850          1,777.80
 360,000.00
    MOUNTAIN VIEW    CA   94040          2            11/27/95
    00
    30817187495                          05           02/01/96
     0
    30817187495                          O            01/01/26
    0
1




    1467884          686/686             F          240,000.00
    ZZ
    NARANJO             DANIEL   J       360        239,850.06
     1
    423 CARPENTERIA ROAD               8.350          1,819.94
    86
                                       8.100          1,819.94
 280,000.00
    AROMAS           CA   95004          1            12/11/95
    01
    30817371768                          05           02/01/96
    25
    30817371768                          O            01/01/26
    0


    1467893          686/686             F          246,800.00
    ZZ
    FADDIS              DONALD   J       360        246,533.83
     1
    743 PLAZA MIRODA                   8.500          1,897.68
    90
                                       8.250          1,897.68
 274,251.00
    CHULA VISTA      CA   91910          1            12/14/95
    01
    30817298045                          05           02/01/96
    25
    30817298045                          O            01/01/26
    0


    1467908          686/686             F          248,300.00
    ZZ
    FOWLER              LAWRENCE C       360        248,133.39
     1
    2841 AVENIDA VALERA                8.000          1,821.94
    80
                                       7.750          1,821.94
 310,376.00
    CARLSBAD         CA   92009          1            12/15/95
    00
    30817391956                          03           02/01/96
     0
    30817391956                          O            01/01/26
    0


    1467917          686/686             F          288,000.00
    ZZ
    CORTEZ              ROBERT   T       360        287,818.22
     1
    489 MAPLE AVENUE                   8.300          2,173.78
    90
                                       8.050          2,173.78
 320,000.00
    SAN BRUNO        CA   94066          2            12/13/95
    01
    30817229776                          05           02/01/96
    25
    30817229776                          O            01/01/26
    0


    1467923          686/686             F          216,000.00
    ZZ
    KLINK               BRIAN    K       360        215,865.74
     1
    660 HILLCREST CIRCLE               8.375          1,641.76
    90
                                       8.125          1,641.76
 240,089.00
    VACAVILLE        CA   95688          1            12/14/95
    01
    30816849046                          05           02/01/96
    25
    30816849046                          O            01/01/26
    0


    1467925          686/686             F          385,000.00
    ZZ
    CHASE               LOUIS    W       360        384,735.04
     1
1


    289 0WENS DRIVE                    7.875          2,791.52
    70
                                       7.625          2,791.52
 550,000.00
    ANAHEIM          CA   92808          2            12/19/95
    00
    30817067390                          03           02/01/96
     0
    30817067390                          O            01/01/26
    0


    1467932          686/686             F          465,000.00
    ZZ
    RUDNICK             DANIEL   R       360        464,689.57
     1
    6100 WHITE OAK LANE                8.025          3,420.12
    52
                                       7.775          3,420.12
 900,000.00
    SAN LUIS OBISPO  CA   93401          5            12/08/95
    00
    30817222011                          05           02/01/96
     0
    30817222011                          O            01/01/26
    0


    1467939          686/686             F          238,400.00
    ZZ
    CARPIO              DENNIS   A       360        238,238.40
     1
    24941 HENDON STREET                7.950          1,741.00
    80
                                       7.700          1,741.00
 298,000.00
    LAGUNA HILLS     CA   92653          5            12/21/95
    00
    30817289945                          05           02/01/96
     0
    30817289945                          O            01/01/26
    0


    1467960          232/232             F          311,000.00
    ZZ
    HAMAKER             ROBERT   M       360        311,000.00
     1
    83143 TERRITORIAL ROAD             7.750          2,228.05
    65
                                       7.500          2,228.05
 480,000.00
    EUGENE           OR   97405          5            01/16/96
    00
    0878666                              05           03/01/96
     0
    0878666                              O            02/01/26
    0


    1467962          721/728             F          532,050.00
    ZZ
    ROTHSTEIN           LAURENCE R       360        531,693.00
     1
    7677 MORAINE RIDGE ROAD            8.000          3,904.00
    71
                                       7.750          3,904.00
 750,000.00
    VERONA           WI   53593          4            12/26/95
    00
    0380317827                           05           02/01/96
     0
    9921829                              O            01/01/26
    0


    1467971          668/728             F          263,900.00
    ZZ
    WONG SING           DOUGLAS  L       360        263,722.92
     1
    7711 PINEVILLE CIRCLE              8.000          1,936.41
    80
                                       7.750          1,936.41
 329,900.00
    CASTRO VALLEY    CA   94552          1            12/12/95
    00
    0380326588                           03           02/01/96
     0
1


    6182299                              O            01/01/26
    0


    1468001          455/728             F          105,000.00
    ZZ
    ADCOCK              JAN      T       360        105,000.00
     1
    370 KITE LAKE ROAD                 8.625            816.68
    69
                                       8.375            816.68
 153,000.00
    FAYETTEVILLE     GA   30214          2            01/12/96
    00
    0380328113                           05           03/01/96
     0
    50626                                O            02/01/26
    0


    1468018          450/728             F          153,750.00
    ZZ
    WILLARDSON          MARCUS   E       360        153,651.96
     1
    2808 BROKEN LANCE DRIVE            8.250          1,155.07
    69
                                       8.000          1,155.07
 225,000.00
    NORCO            CA   91760          1            12/01/95
    00
    0380322199                           05           02/01/96
     0
    3961711                              O            01/01/26
    0


    1468020          450/728             F          232,000.00
    ZZ
    HIGGINS             JOAN     J       360        231,844.34
     1
    312 COLEMAN DRIVE                  8.000          1,702.33
    75
                                       7.750          1,702.33
 310,000.00
    SAN RAFAEL       CA   94901          2            12/14/95
    00
    0380322173                           05           02/01/96
     0
    3962941                              O            01/01/26
    0


    1468022          450/728             F          534,000.00
    ZZ
    GOLDBERG            ROSS     T       360        533,641.70
     1
    4404 VANALDEN AVENUE               8.000          3,918.30
    70
                                       7.750          3,918.30
 770,000.00
    LOS ANGELES      CA   91356          2            12/12/95
    00
    0380322009                           05           02/01/96
     0
    3962743                              O            01/01/26
    0


    1468037          E22/728             F           91,000.00
    ZZ
    PALOMO              JUAN     M       360         90,944.87
     2
    3713-3715 SW 92 AVENUE             8.500            699.71
    58
                                       8.250            699.71
 158,000.00
    MIAMI            FL   33165          2            12/27/95
    00
    0410009419                           05           02/01/96
     0
    0410009419                           O            01/01/26
    0


1


    1468052          559/728             F          251,400.00
    ZZ
    COTA                KELLY    M       360        251,400.00
     1
    107 MEADOW ROAD                    8.250          1,888.69
    79
                                       8.000          1,888.69
 320,000.00
    SANTA CRUZ       CA   95060          2            01/17/96
    00
    0380329996                           05           03/01/96
     0
    0442087                              O            02/01/26
    0


    1468067          B23/728             F          177,000.00
    ZZ
    SANDS               ROBERT   M       360        176,233.26
     1
    27561 GENIL                        8.500          1,360.98
    94
                                       8.250          1,360.98
 188,500.00
    MISSION VIEJO    CA   92691          2            06/23/95
    11
    0380320839                           05           08/01/95
    30
    88000573                             O            07/01/25
    0


    1468080          744/728             F          500,000.00
    ZZ
    CHAMOURES           JAMES            360        499,672.93
     1
    4145 QUAIL RUN DRIVE               8.125          3,712.49
    79
                                       7.875          3,712.49
 637,000.00
    DANVILLE         CA   94506          1            12/20/95
    00
    0380319559                           05           02/01/96
     0
    75965                                O            01/01/26
    0


    1468082          814/728             F          258,300.00
    ZZ
    RAFAEL              ALBERT   L       360        258,113.04
     1
    532 ALEXIS CIRCLE                  7.625          1,828.24
    90
                                       7.375          1,828.24
 287,900.00
    DALY CITY        CA   94014          1            12/28/95
    14
    0380321878                           05           02/01/96
    25
    809512086                            O            01/01/26
    0


    1468085          E19/728             F          213,800.00
    ZZ
    GARDEA              EDWARD   M       360        213,663.67
     1
    9452 HILLSIDE ROAD                 8.250          1,606.21
    86
                                       8.000          1,606.21
 250,000.00
    RANCHO CUCAMONG  CA   91737          2            12/21/95
    14
    0380313750                           05           02/01/96
    25
    4297                                 O            01/01/26
    0


    1468086          744/728             F          378,000.00
    ZZ
    ZANOTTO             TONY     J       360        377,782.52
     1
    11081 ENCHANTED VISTA DRIVE        8.750          2,973.73
    60
                                       8.500          2,973.73
 630,000.00
1


    SAN JOSE         CA   95127          2            12/27/95
    00
    0380313271                           05           02/01/96
     0
    75776                                O            01/01/26
    0


    1468088          976/728             F          231,000.00
    ZZ
    SAKAMOTO            LESLIE   W       360        230,856.42
     1
    26064 CHARONNE COURT               8.375          1,755.77
    80
                                       8.125          1,755.77
 290,000.00
    SANTA CLARITA    CA   91355          2            12/12/95
    00
    0380318585                           03           02/01/96
     0
    488721                               O            01/01/26
    0


    1468112          776/728             F          374,000.00
    ZZ
    GALLAGHER           TIMOTHY  J       360        373,773.43
     1
    270 EAST LOS ANGELES AVENUE        8.500          2,875.74
    80
                                       8.250          2,875.74
 467,500.00
    SOMIS            CA   93066          1            12/13/95
    00
    0380316910                           05           02/01/96
     0
    2126258                              O            01/01/26
    0


    1468116          B91/728             F          396,000.00
    ZZ
    MOWER               JON      R       360        396,000.00
     1
    28257 PASEO ANDANTE                7.750          2,837.00
    80
                                       7.500          2,837.00
 495,000.00
    SAN JUAN CAPIST  CA   92675          1            01/03/96
    00
    0380315987                           03           03/01/96
     0
    1951202511                           O            02/01/26
    0


    1468133          439/728             F          548,000.00
    ZZ
    LEVISAY             DAVID            360        547,298.70
     1
    2930 LEAVESLEY RD                  8.250          4,116.95
    80
                                       8.000          4,116.95
 685,000.00
    GILROY           CA   95020          1            11/22/95
    00
    0380312455                           05           01/01/96
     0
    1808021                              O            12/01/25
    0


    1468134          439/728             F          380,000.00
    ZZ
    GODIN               RUSSELL  L       360        379,483.13
     1
    4128 LAKEWOOD DR                   7.950          2,775.08
    71
                                       7.700          2,775.08
 542,000.00
    LAKEWOOD         CA   90712          5            11/22/95
    00
    0380312471                           05           01/01/96
     0
    1813158                              O            12/01/25
    0
1




    1468135          439/728             F          313,200.00
    ZZ
    POLT                PETER            360        312,996.16
     1
    1 SAN MATEO COURT                  8.150          2,330.99
    80
                                       7.900          2,330.99
 391,500.00
    SAN RAFAEL       CA   94903          1            12/14/95
    00
    0380312489                           05           02/01/96
     0
    1813398                              O            01/01/26
    0


    1468136          439/728             F          350,000.00
    ZZ
    BOZEK               THEODORE P       360        349,570.03
     1
    1830 LA MANZANIT ST                8.450          2,678.81
    70
                                       8.200          2,678.81
 500,000.00
    S PASADENA       CA   91030          5            11/14/95
    00
    0380312497                           05           01/01/96
     0
    1813670                              O            12/01/25
    0


    1468137          439/728             F          258,000.00
    ZZ
    LALONDE             DAVID    M       360        257,825.12
     1
    636 W TERRYLYNN PLACE              7.950          1,884.13
    80
                                       7.700          1,884.13
 322,500.00
    LONG BEACH       CA   90807          1            12/05/95
    00
    0380312505                           05           02/01/96
     0
    1816418                              O            01/01/26
    0


    1468139          439/728             F          220,000.00
    ZZ
    ARSENAULT           ROBERT   A       360        219,703.77
     1
    300 SAN MIGUEL                     8.000          1,614.29
    80
                                       7.750          1,614.29
 275,000.00
    SAN MATEO        CA   94403          1            11/21/95
    00
    0380312513                           05           01/01/96
     0
    1817030                              O            12/01/25
    0


    1468141          439/728             F          296,000.00
    ZZ
    HOWARD              RICHARD  K       360        295,625.03
     1
    24220 SAN PEDRO L                  8.300          2,234.17
    56
                                       8.050          2,234.17
 530,000.00
    CARMEL           CA   93923          5            11/21/95
    00
    0380312554                           05           01/01/96
     0
    1820969                              O            12/01/25
    0


    1468142          439/728             F          281,000.00
    ZZ
    STEWART             JAMES    R       360        280,809.53
     1
1


    30566 COUNTRY CLUB DRIVE           7.950          2,052.10
    75
                                       7.700          2,052.10
 375,000.00
    REDLANDS         CA   92373          5            12/07/95
    00
    0380312562                           05           02/01/96
     0
    1820995                              O            01/01/26
    0


    1468143          439/728             F          260,000.00
    ZZ
    ADAMS               CHARLES  L       360        259,649.92
     1
    935 CORNISH DRIVE                  8.000          1,907.79
    80
                                       7.750          1,907.79
 325,000.00
    SAN DIEGO        CA   92107          1            11/20/95
    00
    0380312570                           05           01/01/96
     0
    1821310                              O            12/01/25
    0


    1468145          439/728             F          300,000.00
    ZZ
    GEE                 EDWIN    J       360        299,616.08
     1
    990 BORANDA AVE                    8.250          2,253.80
    80
                                       8.000          2,253.80
 375,000.00
    MOUNTAIN VIEW    CA   94040          1            11/21/95
    00
    0380312596                           05           01/01/96
     0
    1821517                              O            12/01/25
    0


    1468146          439/728             F          400,000.00
    ZZ
    GREBE               JAMES    R       360        399,726.10
     1
    3648 N HERMOSA PL                  7.900          2,907.23
    64
                                       7.650          2,907.23
 625,000.00
    FULLERTON        CA   92635          5            12/06/95
    00
    0380312604                           05           02/01/96
     0
    1822020                              O            01/01/26
    0


    1468147          439/728             F          272,000.00
    ZZ
    WRIGHT              HENRY    W       360        271,826.55
     1
    2067 EMORY ST                      8.250          2,043.45
    80
                                       8.000          2,043.45
 340,000.00
    SAN JOSE         CA   95128          1            12/05/95
    00
    0380313735                           05           02/01/96
     0
    1822788                              O            01/01/26
    0


    1468148          439/728             F          600,000.00
    ZZ
    OKABE               SHOJI            360        599,597.41
     1
    1424 VIA MATEO                     8.000          4,402.59
    75
                                       7.750          4,402.59
 800,000.00
    PALOS VERDES ES  CA   90274          5            12/06/95
    00
    0380312612                           05           02/01/96
     0
1


    1823162                              O            01/01/26
    0


    1468149          439/728             F          221,200.00
    ZZ
    MIZES               STEPHEN  J       360        220,902.17
     1
    541 VIA ROJO                       8.000          1,623.09
    80
                                       7.750          1,623.09
 276,500.00
    SANTA BARBARA    CA   93110          1            11/22/95
    00
    0380312620                           05           01/01/96
     0
    1823972                              O            12/01/25
    0


    1468150          439/728             F          220,000.00
    ZZ
    POWERS              DARRYL   L       360        219,706.76
     1
    4611 AMBERWOOD AVENUE              8.050          1,621.96
    80
                                       7.800          1,621.96
 275,000.00
    LA PALMA         CA   90623          1            12/06/95
    00
    0380312638                           05           02/01/96
     0
    1824076                              O            01/01/26
    0


    1468151          439/728             F          311,600.00
    ZZ
    CARRION             AUGUSTINE        360        311,405.33
     1
    3064 FRIED AVENUE                  8.350          2,362.89
    80
                                       8.100          2,362.89
 389,500.00
    SAN DIEGO        CA   92122          1            12/11/95
    00
    0380312661                           05           02/01/96
     0
    1824441                              O            01/01/26
    0


    1468152          439/728             F          316,000.00
    ZZ
    BOLAND              ANTHONY  C       360        315,792.23
     1
    1095 SOUTH ORANGE GROVE BLVD       8.100          2,340.77
    80
    UNIT B                             7.850          2,340.77
 395,000.00
    PASADENA         CA   91105          1            12/01/95
    00
    0380312679                           01           02/01/96
     0
    1824516                              O            01/01/26
    0


    1468154          439/728             F          246,000.00
    ZZ
    NULKAR              VINAY    S       360        245,685.18
     1
    538 HUBBARD AVE                    8.250          1,848.12
    80
                                       8.000          1,848.12
 308,000.00
    SANTA CLARA      CA   95051          2            11/23/95
    00
    0380313347                           05           01/01/96
     0
    1824624                              O            12/01/25
    0


1


    1468156          439/728             F          237,800.00
    ZZ
    SLIMMER             LANCE    B       360        237,642.05
     1
    2681 WOODSTOCK ROAD                8.050          1,753.19
    77
                                       7.800          1,753.19
 310,000.00
    LOS ALAMITOS     CA   90720          2            12/11/95
    00
    0380312703                           05           02/01/96
     0
    1826346                              O            01/01/26
    0


    1468157          439/728             F          243,000.00
    ZZ
    PADMESH             HOSAHALLI        360        242,846.62
     1
    9615 COLE DRIVE                    8.300          1,834.13
    90
                                       8.050          1,834.13
 270,000.00
    STOCKTON         CA   95212          1            12/07/95
    10
    0380314907                           05           02/01/96
    25
    1826385                              O            01/01/26
    0


    1468159          439/728             F          304,000.00
    ZZ
    PETERSON            DAVID    A       360        303,796.02
     1
    2704 LAKE FRONT COURT              8.000          2,230.65
    80
                                       7.750          2,230.65
 380,000.00
    MODESTO          CA   95355          1            12/06/95
    00
    0380313370                           05           02/01/96
     0
    1827716                              O            01/01/26
    0


    1468160          439/728             F          260,000.00
    ZZ
    REILLY              CLAUDE   R       360        259,827.31
     1
    221 CHIQUITA RD                    8.050          1,916.86
    67
                                       7.800          1,916.86
 390,000.00
    HEALDSBURG       CA   95448          5            12/06/95
    00
    0380312711                           05           02/01/96
     0
    1828019                              O            01/01/26
    0


    1468161          439/728             F          236,000.00
    ZZ
    GREGORY             RICHARD          360        235,845.63
     1
    1808 VELEZ DRIVE                   8.125          1,752.29
    80
                                       7.875          1,752.29
 295,000.00
    RANCHO PALOS VE  CA   90275          1            12/08/95
    00
    0380312729                           05           02/01/96
     0
    1828338                              O            01/01/26
    0


    1468162          439/728             F          475,000.00
    ZZ
    SHOTT               CARY             360        474,681.28
     1
    2165 PONET DRIVE                   8.000          3,485.39
    69
                                       7.750          3,485.39
 695,000.00
1


    LOS ANGELES      CA   90068          1            12/18/95
    00
    0380312737                           05           02/01/96
     0
    1828991                              O            01/01/26
    0


    1468170          076/076             F          247,500.00
    ZZ
    MEEK JR             ROGER    S       360        247,158.22
     1
    5422 PAINTER LANE                  7.875          1,794.55
    75
                                       7.625          1,794.55
 330,000.00
    FORT SMITH       AR   72903          1            11/20/95
    00
    5008352                              05           01/01/96
     0
    5008352                              O            12/01/25
    0


    1468173          776/728             F          251,750.00
    ZZ
    GALA                DAVID    J       360        251,581.07
     1
    26732 MAGDALENA LANE               8.000          1,847.26
    95
                                       7.750          1,847.26
 265,000.00
    MISSION VIEJO    CA   92691          1            12/18/95
    11
    0380313982                           05           02/01/96
    30
    6126062                              O            01/01/26
    0


    1468211          232/232             F          600,000.00
    ZZ
    KEYES               SCOTT    A       360        598,567.69
     1
    11264-3 COUNTY ROAD C60            8.625          4,666.74
    72
                                       8.375          4,666.74
 839,000.00
    BRYAN            OH   43506          1            09/11/95
    00
    569626                               05           11/01/95
     0
    569626                               O            10/01/25
    0


    1468225          375/728             F          320,000.00
    ZZ
    NICHOLS             LARRY    D       360        319,795.94
     1
    53 LEVANTINO DRIVE                 8.250          2,404.06
    80
                                       8.000          2,404.06
 400,000.00
    HOT SPRINGS VIL  AR   71909          1            12/19/95
    00
    0380322967                           03           02/01/96
     0
    3007113129                           O            01/01/26
    0


    1468227          694/728             F          226,550.00
    ZZ
    GRIFFIN             JACQUELIND       360        226,390.10
     1
    14003 HICKORY RIDGE ROAD           7.750          1,623.04
    90
                                       7.500          1,623.04
 251,745.00
    LOUISVILLE       KY   40245          1            12/29/95
    01
    0380325556                           05           02/01/96
    25
    2000002777                           O            01/01/26
    0
1




    1468234          E22/728             F          183,750.00
    ZZ
    GUPTON              MARK     D       360        183,750.00
     1
    2374 NORTH MEDINA AVENUE           8.250          1,380.45
    86
                                       8.000          1,380.45
 215,000.00
    SIMI VALLEY      CA   93063          2            01/16/96
    11
    0410086243                           05           03/01/96
    25
    0410086243                           O            02/01/26
    0


    1468235          450/728             F          230,000.00
    ZZ
    HEIDECKER           LAWRENCE G       360        229,845.67
     1
    2269 TIMBERCREEK CIRCLE            8.000          1,687.66
    78
                                       7.750          1,687.66
 297,000.00
    BREA             CA   92621          2            12/14/95
    00
    0380322223                           03           02/01/96
     0
    3958873                              O            01/01/26
    0


    1468239          B93/728             F          258,400.00
    ZZ
    MANOV               LUBOMIR          360        258,400.00
     1
    2705 EAST ACOMA DRIVE              8.125          1,918.62
    80
                                       7.875          1,918.62
 323,000.00
    PHOENIX          AZ   85032          1            01/16/96
    00
    0380326182                           05           03/01/96
     0
    31010                                O            02/01/26
    0


    1468262          163/728             F          242,100.00
    ZZ
    KING                KEITH            360        241,937.56
     1
    2958 JAVA ROAD                     8.000          1,776.44
    90
                                       7.750          1,776.44
 269,000.00
    COSTA MESA       CA   92626          1            12/12/95
    14
    0380311341                           05           02/01/96
    25
    115048632                            O            01/01/26
    0


    1468265          163/728             F          350,000.00
    ZZ
    COLLEY              JOEL     E       360        349,765.15
     1
    10405 EAST PARADISE DRIVE          8.000          2,568.18
    70
                                       7.750          2,568.18
 500,000.00
    SCOTTSDALE       AZ   85259          2            12/13/95
    00
    0380320458                           03           02/01/96
     0
    372034265                            O            01/01/26
    0


    1468267          185/728             F          500,000.00
    ZZ
    ATWATER             HENRY    W       360        500,000.00
     1
1


    148 BAYSIDE DRIVE                  7.875          3,625.35
    75
                                       7.625          3,625.35
 675,000.00
    BIG BEAR LAKE    CA   92315          4            01/18/96
    00
    0380334657                           03           03/01/96
     0
    229766                               O            02/01/26
    0


    1468277          764/728             F          390,000.00
    ZZ
    LO                  WEN      C       360        390,000.00
     1
    725 ARABIAN LANE                   8.000          2,861.68
    75
                                       7.750          2,861.68
 520,000.00
    WALNUT           CA   91789          1            01/12/96
    00
    0380339458                           05           03/01/96
     0
    890073                               O            02/01/26
    0


    1468289          E60/728             F          340,000.00
    ZZ
    PINCH               LOIS     J       360        340,000.00
     1
    1028 SUMMER HOLLY LANE             7.875          2,465.24
    80
                                       7.625          2,465.24
 425,000.00
    ENCINITAS        CA   92024          1            01/12/96
    00
    0380329467                           05           03/01/96
     0
    520012                               O            02/01/26
    0


    1468290          744/728             F           92,000.00
    ZZ
    DIXON               DARRELL  W       360         91,942.81
     1
    5011 FLEMING AVENUE                8.375            699.27
    77
                                       8.125            699.27
 120,000.00
    RICHMOND         CA   94804          1            12/26/95
    00
    0380319294                           05           02/01/96
     0
    75857                                O            01/01/26
    0


    1468292          025/025             F          210,000.00
    ZZ
    BEENE               CAROLYN  D       360        209,710.01
     1
    1907 SUMMER BREEZE LANE            7.875          1,522.65
    78
                                       7.625          1,522.65
 272,500.00
    HIXSON           TN   37343          2            11/16/95
    00
    325965                               05           01/01/96
     0
    325965                               O            12/01/25
    0


    1468293          731/728             F          166,000.00
    ZZ
    WAYMAN              ROBERT   F       360        165,902.00
     1
    219 HORIZON AVENUE                 8.625          1,291.13
    80
                                       8.375          1,291.13
 208,000.00
    MOUNTAIN VIEW    CA   94043          2            12/21/95
    00
    0380317611                           09           02/01/96
     0
1


    112151350                            O            01/01/26
    0


    1468294          470/728             F          158,000.00
    ZZ
    KOLO                CHAFIC           360        157,893.98
     1
    1135 EAST HAMPTON COURT            8.000          1,159.35
    75
                                       7.750          1,159.35
 211,000.00
    SAN DIMAS        CA   91773          2            12/20/95
    00
    0380313974                           05           02/01/96
     0
    24147657                             O            01/01/26
    0


    1468297          470/728             F          203,200.00
    ZZ
    ZIEMBA              JON      P       360        203,063.66
     1
    7621 EAST CORTO ROAD               8.000          1,491.01
    71
                                       7.750          1,491.01
 290,000.00
    ANAHEIM          CA   92808          1            12/19/95
    00
    0380313958                           05           02/01/96
     0
    24143657                             O            01/01/26
    0


    1468298          736/728             F          279,000.00
    ZZ
    GRIFFITHS           CHESTER  F       360        279,000.00
     1
    14 ANCHORAGE STREET                7.875          2,022.94
    90
                                       7.625          2,022.94
 310,000.00
    LOS ANGELES      CA   90292          1            01/02/96
    21
    0380321092                           05           03/01/96
    25
    457612                               O            02/01/26
    0


    1468300          736/728             F          267,200.00
    ZZ
    NICHOLAS            EDWARD   A       360        267,020.71
     1
    811 SOUTH SPAULDING AVENUE         8.000          1,960.62
    80
                                       7.750          1,960.62
 334,000.00
    LOS ANGELES      CA   90036          1            12/20/95
    00
    0380319252                           05           02/01/96
     0
    457281                               O            01/01/26
    0


    1468301          736/728             F          524,000.00
    ZZ
    LE                  VU               360        523,665.86
     1
    10535 CROTHERS ROAD                8.250          3,936.64
    78
                                       8.000          3,936.64
 672,000.00
    SAN JOSE         CA   95127          1            12/28/95
    00
    0380319351                           05           02/01/96
     0
    460156                               O            01/01/26
    0


1


    1468302          069/728             F          180,000.00
    ZZ
    REEVES              MICHAEL  D       360        179,882.25
     1
    411 ARMADA ROAD                    8.125          1,336.50
    51
                                       7.875          1,336.50
 355,000.00
    ARCADIA          CA   91006          2            12/18/95
    00
    0380313768                           05           02/01/96
     0
    2362072734                           O            01/01/26
    0


    1468303          936/728             F          328,100.00
    ZZ
    CHUNG               RONALD   S       360        327,906.29
     1
    1281 TENNYSON STREET               8.625          2,551.93
    90
                                       8.375          2,551.93
 365,000.00
    MANHATTAN BEACH  CA   90266          1            12/20/95
    10
    0380315383                           05           02/01/96
    25
    6005938541                           O            01/01/26
    0


    1468309          936/728             F          280,000.00
    ZZ
    FONG                HOWARD           360        279,830.37
     1
    711 EAST HERMOSA DRIVE             8.500          2,152.96
    54
                                       8.250          2,152.96
 524,000.00
    SAN GABRIEL      CA   91775          2            12/12/95
    00
    0380313990                           05           02/01/96
     0
    6002125541                           O            01/01/26
    0


    1468310          731/728             F           96,800.00
    ZZ
    RODRIGUEZ           KENNETH  D       360         96,738.27
     1
    8240 NORTHAM DRIVE                 8.250            727.23
    80
                                       8.000            727.23
 121,000.00
    ANTELOPE         CA   95843          2            12/22/95
    00
    0380318759                           05           02/01/96
     0
    3000598                              O            01/01/26
    0


    1468313          506/728             F          357,000.00
    ZZ
    DILSAVER            CHARLES  J       360        356,772.36
     1
    47515 VIA MONTIGO                  8.250          2,682.02
    63
                                       8.000          2,682.02
 575,000.00
    LA QUINTA        CA   92253          4            12/14/95
    00
    0380314022                           03           02/01/96
     0
    070026349                            O            01/01/26
    0


    1468317          025/025             F          388,000.00
    ZZ
    MUFSON              RICHARD  A       360        387,464.21
     1
    310 ATLANTIC AVE                   7.875          2,813.27
    80
                                       7.625          2,813.27
 485,000.00
1


    MIAMI            FL   33160          2            11/30/95
    00
    472905                               05           01/01/96
     0
    472905                               O            12/01/25
    0


    1468319          776/728             F          840,000.00
    ZZ
    RICHARSON           MICHAEL  M       360        839,421.92
     1
    940 LAKE SHORE ROAD                7.875          6,090.58
    70
                                       7.625          6,090.58
1,200,000.00
    LAKE OSWEGO      OR   97034          2            12/21/95
    00
    0380318767                           05           02/01/96
     0
    5026662                              O            01/01/26
    0


    1468320          B74/728             F          309,800.00
    ZZ
    SANDERS             ROBERT   G       360        309,607.45
     1
    29 HILLRISE                        8.375          2,354.70
    80
                                       8.125          2,354.70
 390,000.00
    IRVINE           CA   92679          2            12/20/95
    00
    0380319088                           05           02/01/96
     0
    956315                               O            01/01/26
    0


    1468322          936/728             F          216,750.00
    ZZ
    FARIDI              FARID            360        216,615.27
     1
    236 SOUTH GALE DRIVE NO. AFF       8.375          1,647.46
    75
                                       8.125          1,647.46
 289,000.00
    BEVERLY HILLS    CA   90210          1            12/07/95
    00
    0380314642                           01           02/01/96
     0
    2014421541                           O            01/01/26
    0


    1468323          936/728             F          258,750.00
    ZZ
    SONSKI              PAUL             360        258,576.38
     1
    4854 PLACIDIA AVENUE               8.000          1,898.62
    75
                                       7.750          1,898.62
 345,000.00
    NORTH HOLLYWOOD  CA   91601          5            12/07/95
    00
    0380313966                           05           02/01/96
     0
    2017101541                           O            01/01/26
    0


    1468327          736/728             F          228,000.00
    ZZ
    SAKAMOTO            RICKY            360        227,843.09
     1
    831 WEST BUNKER HILL AVENUE        7.875          1,653.16
    80
                                       7.625          1,653.16
 285,000.00
    MONTEBELLO       CA   90640          2            12/18/95
    00
    0380317512                           05           02/01/96
     0
    456392                               O            01/01/26
    0
1




    1468334          881/728             F          256,450.00
    ZZ
    TAM                 CLEMENCIA        360        256,286.47
     1
    8135 INSPIRATION DRIVE             8.250          1,926.62
    90
                                       8.000          1,926.62
 284,950.00
    RANCHO CUCAMONG  CA   91737          1            12/19/95
    14
    0380314758                           05           02/01/96
    25
    601889                               O            01/01/26
    0


    1468337          736/728             F          461,000.00
    ZZ
    HEYLER              SUE              360        460,690.68
     1
    6171 MERRITT DRIVE                 8.000          3,382.65
    60
                                       7.750          3,382.65
 775,000.00
    MALIBU           CA   90265          2            12/29/95
    00
    0380315573                           05           02/01/96
     0
    457123                               O            01/01/26
    0


    1468338          803/728             F          300,000.00
    ZZ
    VILLARINO           NESTOR   C       360        299,798.71
     1
    959 SOUTH CREEK VIEW LANE          8.000          2,201.29
    94
                                       7.750          2,201.29
 320,000.00
    ANAHEIM          CA   92808          1            12/22/95
    11
    0380315417                           03           02/01/96
    30
    110417                               O            01/01/26
    0


    1468339          803/728             F          249,000.00
    ZZ
    BLUMHAGEN           GEOFREY  K       360        248,824.25
     1
    960 SOUTH CREEKVIEW LANE           7.750          1,783.87
    95
                                       7.500          1,783.87
 263,000.00
    ANAHEIM          CA   92808          1            12/27/95
    11
    0380316191                           03           02/01/96
    30
    110446                               O            01/01/26
    0


    1468341          731/728             F          161,600.00
    ZZ
    DEMELLO             MATTHEW  W       360        161,499.55
     1
    2606 SOUTH HALM AVENUE             8.375          1,228.28
    80
                                       8.125          1,228.28
 202,000.00
    LOS ANGELES      CA   90034          1            12/28/95
    00
    0380314360                           05           02/01/96
     0
    1001004                              O            01/01/26
    0


    1468342          637/728             F          204,200.00
    ZZ
    BARNES              JOHN     C       360        204,076.29
     1
1


    1633 BENNINGTON COURT              8.500          1,570.13
    95
                                       8.250          1,570.13
 215,000.00
    SALINAS          CA   93906          2            12/21/95
    10
    0380312166                           05           02/01/96
    30
    4817227                              O            01/01/26
    0


    1468344          171/728             F          460,000.00
    ZZ
    GERARD              SAM              360        459,691.35
     1
    1200 VISCAINO ROAD                 8.000          3,375.32
    80
                                       7.750          3,375.32
 575,000.00
    SANTA BARBARA    CA   93103          1            12/20/95
    00
    0380315177                           05           02/01/96
     0
    07061861                             O            01/01/26
    0


    1468346          936/728             F          232,250.00
    ZZ
    GREENE              JUDSON   F       360        232,105.64
     1
    8945 DICKS STREET                  8.375          1,765.27
    95
                                       8.125          1,765.27
 244,500.00
    WEST HOLLYWOOD   CA   90069          1            12/05/95
    11
    0380315953                           05           02/01/96
    30
    1999903541                           O            01/01/26
    0


    1468347          637/728             F          232,800.00
    ZZ
    BELL                ROBERT   C       360        232,651.55
     1
    6014 HIGHWAY 116                   8.250          1,748.95
    80
                                       8.000          1,748.95
 291,000.00
    FORESTVILLE      CA   95436          2            12/15/95
    00
    0380316019                           05           02/01/96
     0
    4816443                              O            01/01/26
    0


    1468348          B23/728             F          274,950.00
    ZZ
    LE                  TRI              360        274,950.00
     1
    2328 VIA ZAFIRO                    8.375          2,089.82
    90
                                       8.125          2,089.82
 305,549.00
    SAN CLEMENTE     CA   92673          1            01/04/96
    12
    0380304270                           03           03/01/96
    30
    88000927                             O            02/01/26
    0


    1468349          637/728             F          315,000.00
    ZZ
    ROMMEL              FRANK    L       360        314,783.22
     1
    11200 CREEKHAVEN COURT             7.875          2,283.97
    90
                                       7.625          2,283.97
 350,000.00
    AUBURN           CA   95602          1            12/20/95
    14
    0380312133                           05           02/01/96
    25
1


    4401683                              O            01/01/26
    0


    1468352          171/728             F          320,800.00
    ZZ
    WIESE JR            HARRY    C       360        320,595.43
     1
    255 FRONTIER WAY                   8.250          2,410.07
    80
                                       8.000          2,410.07
 401,000.00
    TEMPLETON        CA   93465          2            12/20/95
    00
    0380315516                           05           02/01/96
     0
    48085240                             O            01/01/26
    0


    1468353          637/728             F          280,000.00
    ZZ
    GOLDBERG            SAMUEL   M       360        279,807.30
     1
    3815 VIA REPOSO                    7.875          2,030.20
    74
                                       7.625          2,030.20
 380,000.00
    RANCHO SANTA FE  CA   92067          1            12/11/95
    00
    0380312158                           05           02/01/96
     0
    4139275                              O            01/01/26
    0


    1468357          B75/728             F          275,500.00
    ZZ
    BUCHAN              STACEY           360        275,319.78
     1
    1508 33RD AVENUE SOUTH             8.125          2,045.58
    95
                                       7.875          2,045.58
 290,000.00
    SEATTLE          WA   98144          1            12/07/95
    10
    0380323296                           05           02/01/96
    30
    2333300                              O            01/01/26
    0


    1468370          267/267             F          293,600.00
    ZZ
    WHITNEY             WILLIAM  J       360        293,397.94
     1
    1112 E NORTHRIDGE AVENUE           7.875          2,128.81
    80
                                       7.625          2,128.81
 367,000.00
    GLENDORA         CA   91741          1            12/19/95
    00
    4383921                              05           02/01/96
     0
    4383921                              O            01/01/26
    0


    1468371          267/267             F          266,000.00
    ZZ
    ETTINGER            ANDRE    A       360        265,222.75
     1
    224 ANNANDALE ROAD                 7.875          1,928.69
    95
                                       7.625          1,928.69
 280,000.00
    PASADENA         CA   91105          1            12/14/95
    11
    4379671                              05           02/01/96
    30
    4379671                              O            01/01/26
    0


1


    1468372          267/267             F          240,400.00
    ZZ
    LUCIER              LAUREN   D       360        240,234.56
     1
    2517 23RD STREET                   7.875          1,743.07
    80
                                       7.625          1,743.07
 300,500.00
    SANTA MONICA     CA   90405          1            12/13/95
    00
    4370326                              05           02/01/96
     0
    4370326                              O            01/01/26
    0


    1468373          267/267             F          223,000.00
    ZZ
    FOWLER JR           RAY              360        222,846.53
     1
    871 NEWPORT CIRCLE                 7.875          1,616.91
    64
                                       7.625          1,616.91
 352,000.00
    REDWOOD CITY     CA   94065          5            12/08/95
    00
    4371487                              03           02/01/96
     0
    4371487                              O            01/01/26
    0


    1468374          267/267             F          368,000.00
    ZZ
    FANAIAN             MASOUD           360        367,753.07
     1
    7658 N PLEASANT AVENUE             8.000          2,700.26
    80
                                       7.750          2,700.26
 460,000.00
    FRESNO           CA   93711          1            12/18/95
    00
    4383094                              03           02/01/96
     0
    4383094                              O            01/01/26
    0


    1468376          267/267             F          297,000.00
    ZZ
    CHURCH              KEVIN            360        296,774.00
     1
    2102 BATAAN ROAD, A                7.375          2,051.31
    90
                                       7.125          2,051.31
 330,000.00
    REDONDO BEACH    CA   90278          1            12/26/95
    10
    4383654                              01           02/01/96
    25
    4383654                              O            01/01/26
    0


    1468377          267/267             F          234,900.00
    ZZ
    DREILING            MICHAEL  B       360        234,738.34
     1
    26706 VIA MARQUETTE                7.875          1,703.19
    90
                                       7.625          1,703.19
 261,000.00
    LOMITA           CA   90717          1            12/06/95
    11
    4369935                              05           02/01/96
    25
    4369935                              O            01/01/26
    0


    1468378          267/267             F          261,000.00
    ZZ
    BRUNSDON-VELOZ      NANCY    L       360        260,815.78
     1
    433 WASHINGTON STREET              7.750          1,869.84
    90
                                       7.500          1,869.84
 290,000.00
1


    EL SEGUNDO       CA   90245          1            12/15/95
    10
    4370075                              05           02/01/96
    25
    4370075                              O            01/01/26
    0


    1468379          267/267             F          546,500.00
    ZZ
    DAUPHIN-BAPTISTE    ROSELINE M       360        546,123.90
     1
    440 PROSPECT SQ                    7.875          3,962.51
    79
                                       7.625          3,962.51
 700,000.00
    PASADENA         CA   91103          2            12/20/95
    00
    4371398                              05           02/01/96
     0
    4371398                              O            01/01/26
    0


    1468380          267/267             F          512,000.00
    ZZ
    KOHL                DAVID    C       360        511,647.64
     1
    4920 GREEN CREST DRIVE             7.875          3,712.36
    80
                                       7.625          3,712.36
 640,000.00
    YORBA LINDA      CA   92687          1            12/22/95
    00
    4383206                              05           02/01/96
     0
    4383206                              O            01/01/26
    0


    1468381          267/267             F          268,684.00
    ZZ
    CHARTIER            FRED             360        268,508.23
     1
    1027 GALLEY LANE                   8.125          1,994.98
    80
                                       7.875          1,994.98
 335,855.00
    FOSTER CITY      CA   94404          1            12/14/95
    00
    4368743                              03           02/01/96
     0
    4368743                              O            01/01/26
    0


    1468382          267/267             F          216,000.00
    ZZ
    RONSSE              KENNETH  R       360        215,855.06
     1
    9078 SPENCER COURT                 8.000          1,584.94
    90
                                       7.750          1,584.94
 241,500.00
    GILROY           CA   95020          2            12/19/95
    11
    4388395                              05           02/01/96
    25
    4388395                              O            01/01/26
    0


    1468383          267/267             F          700,000.00
    ZZ
    SAITMAN             JOEL     E       360        699,553.63
     1
    5307 SCOTT ROBERTSON ROAD          8.250          5,258.87
    70
                                       8.000          5,258.87
1,000,000.00
    HIDDEN HILLS     CA   91302          2            12/14/95
    00
    4369969                              05           02/01/96
     0
    4369969                              O            01/01/26
    0
1




    1468384          267/267             F          232,700.00
    ZZ
    CHAIKUMNERD         TICHAKORN        360        232,539.85
     1
    1122 SUMMERVIEW LANE               7.875          1,687.24
    80
                                       7.625          1,687.24
 291,000.00
    HUNTINGTON BEAC  CA   92648          1            12/07/95
    00
    4377653                              03           02/01/96
     0
    4377653                              O            01/01/26
    0


    1468385          267/267             F          296,600.00
    ZZ
    LA CROIX            STROHE   D       360        296,390.66
     1
    3597 YORKSHIRE ROAD                7.750          2,124.88
    80
                                       7.500          2,124.88
 375,000.00
    PASADENA         CA   91107          1            12/28/95
    00
    4383222                              05           02/01/96
     0
    4383222                              O            01/01/26
    0


    1468401          450/728             F          299,400.00
    ZZ
    WAKUTA              JOHN     M       360        299,209.08
     1
    1224 JACK PINE COURT               8.250          2,249.30
    80
                                       8.000          2,249.30
 374,260.00
    PALATINE         IL   60067          4            12/14/95
    00
    0380322256                           03           02/01/96
     0
    3989761                              O            01/01/26
    0


    1468402          450/728             F          300,000.00
    ZZ
    GONZALEZ            CARLOS   J       360        299,788.26
     1
    249 MATTSON AVENUE                 7.750          2,149.24
    80
                                       7.500          2,149.24
 375,000.00
    LOS GATOS        CA   95030          1            12/14/95
    00
    0380322231                           05           02/01/96
     0
    3963154                              O            01/01/26
    0


    1468408          772/772             F          280,000.00
    ZZ
    KINZLER             DENNIS   L       360        279,821.45
     1
    24740 MANOR DRIVE                  8.250          2,103.55
    79
                                       8.000          2,103.55
 355,000.00
    SHOREWOOD        IL   60431          1            12/19/95
    00
    70018232                             05           02/01/96
     0
    70018232                             O            01/01/26
    0


    1468412          B73/728             F          232,700.00
    ZZ
    YEE                 DENNIS   K       360        232,535.76
     1
1


    4865 JUSTIN WAY                    7.750          1,667.09
    80
                                       7.500          1,667.09
 290,997.00
    YORBA LINDA      CA   92686          1            12/05/95
    00
    0380320243                           03           02/01/96
     0
    7687544                              O            01/01/26
    0


    1468413          772/772             F          311,300.00
    ZZ
    STOFFEL             THOMAS   J       360        310,870.11
     1
    1407 SIEBERT COURT                 7.875          2,257.15
    80
                                       7.625          2,257.15
 389,173.00
    NAPERVILLE       IL   60565          1            11/17/95
    00
    74100116                             05           01/01/96
     0
    74100116                             O            12/01/25
    0


    1468416          A62/728             F          300,000.00
    ZZ
    BUTLER              RANDOLPH W       360        300,000.00
     1
    2220 STONEBRIAR RIDGE DRIVE        8.000          2,201.29
    75
                                       7.750          2,201.29
 400,000.00
    CHESTERFIELD     MO   63017          5            01/15/96
    00
    0380315821                           05           03/01/96
     0
    1468416                              O            02/01/26
    0


    1468421          B73/728             F          216,500.00
    ZZ
    THOMPSON            SIMEON           360        216,378.63
     1
    295 HUSSEY ROAD                    8.875          1,722.57
    95
                                       8.625          1,722.57
 228,000.00
    MOUNT VERNON     NY   10552          1            12/22/95
    10
    0380320961                           05           02/01/96
    27
    7634975                              O            01/01/26
    0


    1468427          893/728             F          204,000.00
    ZZ
    CAMPBELL            HEATHER  A       360        203,859.61
     1
    197 COLEMAN DRIVE                  7.875          1,479.14
    80
                                       7.625          1,479.14
 255,000.00
    SAN RAFAEL       CA   94901          1            12/22/95
    00
    0380316837                           05           02/01/96
     0
    542195                               O            01/01/26
    0


    1468435          526/728             F          364,000.00
    ZZ
    LIANG               MAU-NAN          360        363,545.92
     1
    12640 LIDDINGTON STREET            8.375          2,766.67
    80
                                       8.125          2,766.67
 455,000.00
    CERRITOS         CA   90703          1            11/29/95
    00
    0380310814                           03           01/01/96
     0
1


    0080877                              O            12/01/25
    0


    1468449          439/728             F          324,000.00
    ZZ
    IMEN                MAHIN            360        323,769.00
     1
    5876 PISTOIA WAY                   7.700          2,310.00
    80
                                       7.450          2,310.00
 405,000.00
    SAN JOSE         CA   95138          1            12/19/95
    00
    0380314394                           05           02/01/96
     0
    1807778                              O            01/01/26
    0


    1468450          439/728             F          251,600.00
    ZZ
    KENNEDY             CRAIG    N       360        251,418.81
     1
    973 JESSICA DRIVE                  7.650          1,785.14
    90
                                       7.400          1,785.14
 279,623.00
    LIVERMORE        CA   94550          1            12/14/95
    10
    0380314410                           05           02/01/96
    25
    1809528                              O            01/01/26
    0


    1468451          439/728             F          593,000.00
    ZZ
    LAURENZA            JAMES    P       360        592,581.46
     1
    4463 MEADOWLARK LANE               7.750          4,248.33
    77
                                       7.500          4,248.33
 775,000.00
    SANTA BARBARA    CA   93105          4            12/07/95
    00
    0380314428                           05           02/01/96
     0
    1811267                              O            01/01/26
    0


    1468452          439/728             F          252,000.00
    ZZ
    RICHARDSON          THOMAS   P       360        251,816.69
     1
    4815 NICOLE PLACE                  7.600          1,779.31
    80
                                       7.350          1,779.31
 315,000.00
    CASTRO VALLEY    CA   94546          1            12/08/95
    00
    0380314444                           05           02/01/96
     0
    1813955                              O            01/01/26
    0


    1468453          439/728             F          300,000.00
    ZZ
    BAKER               CHARLES          360        299,818.25
     1
    543 NORTH CHEROKEE AVENUE          8.500          2,306.75
    69
                                       8.250          2,306.75
 440,000.00
    LOS ANGELES      CA   90004          5            12/05/95
    00
    0380317652                           05           02/01/96
     0
    1816253                              O            01/01/26
    0


1


    1468454          439/728             F          428,000.00
    ZZ
    PRESTEN             MARK             360        427,688.67
     1
    80 TARRY LANE                      7.600          3,022.00
    80
                                       7.350          3,022.00
 535,000.00
    ORINDA           CA   94563          5            12/11/95
    00
    0380317660                           05           02/01/96
     0
    1819523                              O            01/01/26
    0


    1468455          439/728             F          372,000.00
    ZZ
    SORENSON            STEPHEN  R       360        371,478.47
     1
    655 GIRALDA DRIVE                  7.800          2,677.92
    80
                                       7.550          2,677.92
 465,000.00
    LOS ALTOS        CA   94024          1            11/21/95
    00
    0380317678                           05           01/01/96
     0
    1819920                              O            12/01/25
    0


    1468456          439/728             F          325,000.00
    ZZ
    GOSS                CHAUNCEY P       360        324,788.48
     1
    4130 SNAIL ISLAND COURT            8.150          2,418.81
    44
                                       7.900          2,418.81
 749,632.00
    BOCA GRANDE      FL   33921          4            12/21/95
    00
    0380317934                           05           02/01/96
     0
    1820424                              O            01/01/26
    0


    1468457          439/728             F          250,000.00
    ZZ
    HELM JR             HENRY    B       360        249,827.08
     1
    549 HAWKS BILL PL                  7.850          1,808.34
    73
                                       7.600          1,808.34
 345,000.00
    SIMI VALLEY      CA   93065          5            11/17/95
    00
    0380317942                           05           02/01/96
     0
    1820429                              O            01/01/26
    0


    1468458          439/728             F          440,000.00
    ZZ
    GODFREY             DONALD   G       360        439,686.30
     1
    2500 GREENBRIAR BLVD               7.700          3,137.03
    68
                                       7.450          3,137.03
 648,000.00
    WEST PALM BEACH  FL   33414          1            12/20/95
    00
    0380317983                           05           02/01/96
     0
    1822431                              O            01/01/26
    0


    1468459          439/728             F          278,000.00
    ZZ
    VITELL              JOSEPH   A       360        277,811.56
     1
    819 N SPRING AVENUE                7.950          2,030.19
    70
                                       7.700          2,030.19
 400,000.00
1


    LA GRANGE PARK   IL   60525          2            12/21/95
    00
    0380317991                           05           02/01/96
     0
    1823464                              O            01/01/26
    0


    1468460          439/728             F          218,800.00
    ZZ
    PROCTER             RICHARD          360        218,647.12
     1
    257 WILSON ST                      7.800          1,575.08
    80
                                       7.550          1,575.08
 273,500.00
    SIERRA MADRE     CA   91024          1            12/15/95
    00
    0380318015                           05           02/01/96
     0
    1825021                              O            01/01/26
    0


    1468461          439/728             F          274,000.00
    ZZ
    QUINN               AMY              360        273,808.55
     1
    6490 LONE PINE RD                  7.800          1,972.45
    80
                                       7.550          1,972.45
 343,000.00
    SEBASTOPOL       CA   95472          2            12/07/95
    00
    0380318031                           05           02/01/96
     0
    1825626                              O            01/01/26
    0


    1468462          439/728             F          264,800.00
    ZZ
    MCDEVITT            MARY     T       360        264,620.51
     1
    38 JUNO RD                         7.950          1,933.79
    76
                                       7.700          1,933.79
 350,000.00
    TIBURON          CA   94920          2            12/20/95
    00
    0380318049                           05           02/01/96
     0
    1826037                              O            01/01/26
    0


    1468464          439/728             F          285,300.00
    ZZ
    ABRAHAMS            RICK     R       360        285,100.65
     1
    36475 VIA EL PAIS BONITA           7.800          2,053.80
    90
                                       7.550          2,053.80
 317,000.00
    TEMECULA         CA   92592          1            12/08/95
    10
    0380318080                           05           02/01/96
    25
    1826574                              O            01/01/26
    0


    1468465          439/728             F          224,000.00
    T
    BENSON              NORM             360        223,852.72
     1
    2985 ANDERSON RD                   8.100          1,659.28
    80
                                       7.850          1,659.28
 280,000.00
    PASO ROBLES      CA   93446          1            12/13/95
    00
    0380318106                           05           02/01/96
     0
    1827640                              O            01/01/26
    0
1




    1468466          439/728             F          612,500.00
    ZZ
    ICKOVICS            JOHN             360        612,089.02
     1
    12017 SUMMIT CIRCLE                8.000          4,494.31
    70
                                       7.750          4,494.31
 875,000.00
    BEVERLY HILLS    CA   90210          1            12/18/95
    00
    0380318114                           03           02/01/96
     0
    1827737                              O            01/01/26
    0


    1468467          439/728             F          270,500.00
    ZZ
    PALAGI              LORRIN           360        270,323.95
     1
    3558 MONARCH CIR                   8.150          2,013.20
    88
                                       7.900          2,013.20
 310,000.00
    NAPERVILLE       IL   60564          2            12/22/95
    10
    0380318122                           05           02/01/96
    25
    1828475                              O            01/01/26
    0


    1468468          439/728             F          248,000.00
    ZZ
    BORCK               PETER            360        247,838.59
     1
    5900 OAKDALE AVE                   8.150          1,845.74
    64
                                       7.900          1,845.74
 390,000.00
    WOODLAND HLS     CA   91367          2            12/13/95
    00
    0380318130                           05           02/01/96
     0
    1828499                              O            01/01/26
    0


    1468469          439/728             F          223,200.00
    ZZ
    FULTON              SCOTT    C       360        223,039.26
     1
    1513 SHAFFER CT                    7.650          1,583.64
    90
                                       7.400          1,583.64
 248,095.00
    BREA             CA   92621          1            12/22/95
    10
    0380318148                           05           02/01/96
    25
    1828736                              O            01/01/26
    0


    1468470          439/728             F          328,400.00
    ZZ
    CASTELLS-HEARD      MARIA    I       360        328,179.64
     1
    2010 PERRY AVE B                   8.000          2,409.69
    90
                                       7.750          2,409.69
 364,900.00
    REDONDO BEACH    CA   90278          1            12/19/95
    10
    0380318163                           01           02/01/96
    25
    1828868                              O            01/01/26
    0


    1468471          439/728             F          288,000.00
    ZZ
    KAFI                MASOOD           360        287,790.50
     1
1


    38612 DOW COURT                    7.600          2,033.50
    80
                                       7.350          2,033.50
 360,000.00
    FREMONT          CA   94536          1            12/18/95
    00
    0380318171                           05           02/01/96
     0
    1828967                              O            01/01/26
    0


    1468472          439/728             F          640,000.00
    ZZ
    MURPHY              WILLIAM  A       360        639,548.29
     1
    16125 FRANCESCA CT                 7.750          4,585.04
    80
                                       7.500          4,585.04
 800,000.00
    MONTE SERENO     CA   95030          1            12/15/95
    00
    0380318189                           05           02/01/96
     0
    1829255                              O            01/01/26
    0


    1468473          439/728             F          252,000.00
    ZZ
    BANYAI              WILLIAM          360        251,827.45
     1
    30146 RAINBOW CREST DRIVE          7.900          1,831.55
    80
                                       7.650          1,831.55
 315,000.00
    AGOURA HILLS     CA   91301          2            12/20/95
    00
    0380318197                           05           02/01/96
     0
    1829467                              O            01/01/26
    0


    1468474          439/728             F          450,000.00
    ZZ
    OKADA               KAREN    D       360        449,675.93
     1
    6 WINDELER COURT                   7.650          3,192.82
    80
                                       7.400          3,192.82
 565,000.00
    MORAGA           CA   94556          1            12/28/95
    00
    0380318205                           05           02/01/96
     0
    1829512                              O            01/01/26
    0


    1468475          439/728             F          262,500.00
    ZZ
    MARTINEZ            MARIO    A       360        262,316.58
     1
    8350 CHEROKEE DR                   7.800          1,889.67
    70
                                       7.550          1,889.67
 375,000.00
    DOWNEY           CA   90241          1            12/22/95
    00
    0380318213                           05           02/01/96
     0
    1829774                              O            01/01/26
    0


    1468476          439/728             F          520,000.00
    ZZ
    CIMINO              WILLIAM  R       360        519,643.94
     1
    4 WINDELER COURT                   7.900          3,779.39
    80
                                       7.650          3,779.39
 650,000.00
    MORAGA           CA   94556          1            12/27/95
    00
    0380318221                           05           02/01/96
     0
1


    1829950                              O            01/01/26
    0


    1468477          439/728             F          274,000.00
    ZZ
    FIENBERG            JOSEPH   C       360        273,798.68
     1
    5895 E SUNNY VISTA AVE             7.550          1,925.24
    87
                                       7.300          1,925.24
 315,000.00
    OAK PARK         CA   91301          2            12/18/95
    10
    0380318254                           05           02/01/96
    25
    1830285                              O            01/01/26
    0


    1468478          439/728             F          461,000.00
    ZZ
    STEIN               MENACHEM         360        460,674.62
     1
    2850 BASELINE AVENUE               7.750          3,302.67
    74
                                       7.500          3,302.67
 625,000.00
    SANTA YNEZ       CA   93460          2            12/18/95
    00
    0380318262                           05           02/01/96
     0
    1830798                              O            01/01/26
    0


    1468479          439/728             F          530,000.00
    ZZ
    TOSDAL              THOMAS   L       360        529,618.32
     1
    17077 EL MIRADOR                   7.650          3,760.43
    67
                                       7.400          3,760.43
 800,000.00
    RANCHO SANTA FE  CA   92067          1            12/18/95
    00
    0380318270                           05           02/01/96
     0
    1830833                              O            01/01/26
    0


    1468480          439/728             F          268,000.00
    ZZ
    TINER               ROBIN            360        267,808.93
     1
    144 LANCE CT                       7.700          1,910.74
    80
                                       7.450          1,910.74
 335,000.00
    SANTA CRUZ       CA   95065          1            12/19/95
    00
    0380318312                           05           02/01/96
     0
    1831206                              O            01/01/26
    0


    1468481          439/728             F          225,000.00
    ZZ
    GONZALES, JR        GEORGE           360        224,836.33
     1
    936 HOLLY GLEN DRIVE               7.600          1,588.67
    73
                                       7.350          1,588.67
 310,000.00
    LONG BEACH       CA   90815          1            12/22/95
    00
    0380318320                           05           02/01/96
     0
    1831538                              O            01/01/26
    0


1


    1468482          439/728             F          228,000.00
    ZZ
    STAUB               JAMES    F       360        227,835.80
     1
    771 NORTH CHESTER AVENUE           7.650          1,617.70
    80
                                       7.400          1,617.70
 285,000.00
    PASADENA         CA   91104          1            12/21/95
    00
    0380318338                           05           02/01/96
     0
    1831595                              O            01/01/26
    0


    1468483          439/728             F          410,400.00
    ZZ
    LOMAX               C        R       360        410,104.45
     1
    493 LA PRENDA ROAD                 7.650          2,911.85
    80
                                       7.400          2,911.85
 513,000.00
    LOS ALTOS        CA   94024          1            12/22/95
    00
    0380318346                           05           02/01/96
     0
    1831872                              O            01/01/26
    0


    1468484          439/728             F          288,000.00
    ZZ
    HERNANDEZ           EUGENE   J       360        287,796.73
     1
    21000 FOXHOLLOW DR                 7.750          2,063.27
    80
                                       7.500          2,063.27
 360,000.00
    YORBA LINDA      CA   92682          2            12/22/95
    00
    0380318361                           05           02/01/96
     0
    1832044                              O            01/01/26
    0


    1468485          439/728             F          251,000.00
    ZZ
    BRENNAN             JAMES    S       360        250,839.95
     1
    9111 KAPAA DR                      8.250          1,885.68
    89
                                       8.000          1,885.68
 282,000.00
    HUNTINGTON BEAC  CA   92646          2            12/20/95
    10
    0380318379                           05           02/01/96
    25
    1832048                              O            01/01/26
    0


    1468486          439/728             F          236,000.00
    ZZ
    POWERS              DENNIS   K       360        235,833.44
     1
    1411 N TOSCANINI DR                7.750          1,690.73
    80
                                       7.500          1,690.73
 295,000.00
    RNCHO PLS VRD    CA   90275          1            12/18/95
    00
    0380318395                           05           02/01/96
     0
    1832097                              O            01/01/26
    0


    1468492          709/728             F          247,600.00
    ZZ
    MURRAY              FRANK    P       360        247,600.00
     1
    32 ROBINHOOD DRIVE                 8.250          1,860.14
    79
                                       8.000          1,860.14
 317,000.00
1


    SAN RAFAEL       CA   94901          2            01/19/96
    00
    0380335449                           05           03/01/96
     0
    700866                               O            02/01/26
    0


    1468494          526/728             F          333,000.00
    ZZ
    MILLER              JARROTT  T       360        332,808.41
     1
    730 SEABURY ROAD                   8.750          2,619.72
    31
                                       8.500          2,619.72
1,100,000.00
    HILLSBROUGH      CA   94010          5            12/07/95
    00
    0380312935                           05           02/01/96
     0
    0084679                              O            01/01/26
    0


    1468496          526/728             F          221,600.00
    ZZ
    CHANG               HWA      Y       360        221,451.30
     1
    4433 EILEEN LANE                   8.000          1,626.03
    80
                                       7.750          1,626.03
 277,000.00
    ROSEMEAD         CA   91770          1            12/06/95
    00
    0380314121                           03           02/01/96
     0
    0085273                              O            01/01/26
    0


    1468502          526/728             F          300,000.00
    ZZ
    HU                  JENNIFER T       360        299,606.17
     1
    1330 BELLWOOD ROAD                 8.125          2,227.50
    70
                                       7.875          2,227.50
 430,000.00
    SAN MARINO       CA   91108          5            11/30/95
    00
    0380310780                           05           01/01/96
     0
    00083108                             O            12/01/25
    0


    1468506          B73/728             F          221,800.00
    ZZ
    PAPP                GREGORY  S       360        221,651.18
     1
    22930 SYLVAN STREET                8.000          1,627.49
    95
                                       7.750          1,627.49
 233,500.00
    WOODLAND HILLS   CA   91367          1            12/19/95
    14
    0380320110                           05           02/01/96
    30
    7688427                              O            01/01/26
    0


    1468510          B74/728             F          453,000.00
    ZZ
    LEU                 BRIAN    Y       360        453,000.00
     1
    6560 STONEHILL DRIVE               8.125          3,363.51
    72
                                       7.875          3,363.51
 630,000.00
    SAN JOSE         CA   95120          2            01/01/96
    00
    0380315136                           05           03/01/96
     0
    955994                               O            02/01/26
    0
1




    1468523          698/728             F          244,300.00
    ZZ
    EHRKE               JOHN     C       360        244,300.00
     1
    722 NORTH WESTWOOD PLACE           8.500          1,878.46
    70
                                       8.250          1,878.46
 350,000.00
    ANAHEIM          CA   92805          2            01/02/96
    00
    0380316035                           05           03/01/96
     0
    14551916                             O            02/01/26
    0


    1468535          731/728             F          140,000.00
    ZZ
    AREF                MOHAMMED S       360        139,915.19
     1
    22157 LONDELIUS STREET             8.500          1,076.48
    80
    CANOGA PARK AREA                   8.250          1,076.48
 175,000.00
    LOS ANGELES      CA   91304          1            12/22/95
    00
    0380318643                           05           02/01/96
     0
    411910997                            O            01/01/26
    0


    1468540          180/728             F          300,000.00
    ZZ
    RAMSEY              SHERI    F       360        299,392.07
     1
    9901 BALD CYPRESS DRIVE            8.000          2,201.30
    66
                                       7.750          2,201.30
 455,000.00
    ROCKVILLE        MD   20850          1            10/12/95
    00
    0380317314                           03           12/01/95
     0
    3583093                              O            11/01/25
    0


    1468542          731/728             F          106,400.00
    ZZ
    KURTZ               GLENN    D       360        106,335.55
     1
    6526 OCEAN CREST DRIVE             8.500            818.12
    80
    UNIT 102                           8.250            818.12
 133,000.00
    RANCHO PALOS VE  CA   90275          1            12/20/95
    00
    0380318635                           01           02/01/96
     0
    411211041                            O            01/01/26
    0


    1468548          559/728             F          285,400.00
    ZZ
    DERMOTT             FREDERICKJ       360        285,208.50
     1
    12001 OLD EUREKA WAY               8.000          2,094.17
    90
                                       7.750          2,094.17
 317,114.00
    GOLD RIVER       CA   95670          1            12/20/95
    10
    0380317801                           03           02/01/96
    17
    0422030                              O            01/01/26
    0


    1468552          881/728             F          310,500.00
    ZZ
    KIM                 DON              360        310,311.89
     1
1


    4408 BELAIR DRIVE                  8.500          2,387.48
    90
                                       8.250          2,387.48
 345,000.00
    LA CANADA-FLINT  CA   91011          1            12/15/95
    14
    0380321639                           05           02/01/96
    25
    103080                               O            01/01/26
    0


    1468561          575/728             F          280,000.00
    ZZ
    PATTILLO JR         JOHN     A       357        279,817.39
     1
    6605 AUTUMN WIND CIRCLE            8.250          2,107.61
    75
                                       8.000          2,107.61
 375,945.00
    CLARKSVILLE      MD   21029          1            12/21/95
    00
    0380319377                           05           02/01/96
     0
    449007867                            O            10/01/25
    0


    1468563          696/728             F          212,000.00
    ZZ
    BROOKS              DAVID    A       360        211,842.67
     1
    6005 BEECH AVENUE                  7.500          1,482.33
    80
                                       7.250          1,482.33
 265,000.00
    BETHESDA         MD   20817          1            12/27/95
    00
    0380315425                           05           02/01/96
     0
    2286696                              O            01/01/26
    0


    1468569          B60/728             F          272,000.00
    ZZ
    VIDA                RANDALL  O       360        272,000.00
     1
    3092 BOSTONIAN DRIVE               8.375          2,067.40
    80
                                       8.125          2,067.40
 340,000.00
    LOS ALAMITOS     CA   90720          1            01/10/96
    00
    0380308065                           05           03/01/96
     0
    B60                                  O            02/01/26
    0


    1468571          575/575             F          243,588.73
    ZZ
    ASHTON              CHARLES  O       348        243,036.45
     1
    2519 MONROE COURT                  7.875          1,781.44
    90
                                       7.625          1,781.44
 273,500.00
    WALDORF          MD   20601          1            11/01/95
    14
    433007847                            03           12/01/95
    20
    433007847                            O            11/01/24
    0


    1468578          025/025             F          244,000.00
    ZZ
    BAKER               FRANK            360        243,663.06
     1
    5440 SHIVER SUMMIT                 7.875          1,769.17
    80
                                       7.625          1,769.17
 305,000.00
    ATLANTA          GA   30342          1            11/30/95
    00
    415901                               05           01/01/96
     0
1


    415901                               O            12/01/25
    0


    1468579          637/728             F          284,000.00
    ZZ
    BENZEL              MARK     A       360        283,827.95
     1
    1045 CHERRY AVENUE                 8.500          2,183.72
    80
                                       8.250          2,183.72
 355,000.00
    SAN JOSE         CA   95125          2            12/19/95
    00
    0380315334                           05           02/01/96
     0
    3435393                              O            01/01/26
    0


    1468585          163/728             F          220,000.00
    ZZ
    GLADNICK            MICHAEL          360        219,848.59
     1
    1 CANDLELIGHT COURT                7.875          1,595.16
    70
                                       7.625          1,595.16
 315,000.00
    SMITHTOWN        NY   11787          1            12/18/95
    00
    0380318098                           05           02/01/96
     0
    371717143                            O            01/01/26
    0


    1468602          E22/728             F          194,200.00
    ZZ
    VALKO               JOHN     R       360        194,088.27
     1
    2731 NE 8TH STREET                 8.750          1,527.77
    75
                                       8.500          1,527.77
 259,000.00
    POMPAMO BEACH    FL   33062          1            12/29/95
    00
    0410008627                           05           02/01/96
     0
    0410008627                           O            01/01/26
    0


    1468631          561/728             F          150,000.00
    ZZ
    RENTZ               SHERYL   R       360        149,901.87
     1
    119 MONTGOMERY AVE UNIT #4         8.125          1,113.75
    75
                                       7.875          1,113.75
 200,000.00
    ARDMORE          PA   19003          1            12/01/95
    00
    0380326547                           01           02/01/96
     0
    8694002                              O            01/01/26
    0


    1468653          E22/728             F           73,000.00
    ZZ
    STARKS              FRANK            360         72,954.63
     1
    312 EAST BRADENHALL DRIVE          8.375            554.85
    43
                                       8.125            554.85
 170,000.00
    CARSON           CA   90746          5            12/13/95
    00
    0410040000                           05           02/01/96
     0
    0410040000                           O            01/01/26
    0


1


    1468654          729/729             F          251,000.00
    ZZ
    MCCRARY             CHARLES  L       353        250,818.28
     1
    2230 PILGRIM MILL WAY              7.875          1,828.91
    79
                                       7.625          1,828.91
 320,000.00
    CUMMING          GA   30131          1            12/26/95
    00
    1017431                              05           02/01/96
     0
    1017431                              O            06/01/25
    0


    1468656          729/729             F          308,000.00
    ZZ
    PEERY               ROBERT   B       360        308,000.00
     1
    5760 LONG GROVE DRIVE              7.875          2,233.22
    78
                                       7.625          2,233.22
 396,000.00
    ATLANTA          GA   30328          2            12/28/95
    00
    1189131                              03           03/01/96
     0
    1189131                              O            02/01/26
    0


    1468657          729/729             F          276,400.00
    ZZ
    STEIN               WARD     W       360        276,199.94
     1
    2662 BIRCHWOOD DRIVE               7.625          1,956.35
    80
                                       7.375          1,956.35
 345,500.00
    ATLANTA          GA   30305          1            12/29/95
    00
    1196031                              05           02/01/96
     0
    1196031                              O            01/01/26
    0


    1468674          729/729             F          316,000.00
    ZZ
    TANIS               ELIZABETHV       360        315,359.65
     1
    4070 PARAN POINTE DRIVE            8.000          2,318.70
    80
                                       7.750          2,318.70
 395,000.00
    ATLANTA          GA   30327          1            10/17/95
    00
    1094731                              03           12/01/95
     0
    1094731                              O            11/01/25
    0


    1468680          729/729             F          276,500.00
    ZZ
    JOHNSON             ROBERT           354        275,928.85
     1
    7950 JETT FERRY ROAD               8.125          2,061.24
    73
                                       7.875          2,061.24
 382,000.00
    DUNWOODY         GA   30350          2            10/26/95
    00
    1014142                              05           12/01/95
     0
    1014142                              O            05/01/25
    0


    1468681          731/728             F          128,000.00
    ZZ
    KRAUSE              TONY     M       360        127,914.11
     1
    31419 115TH PLACE SOUTHEAST        8.000            939.22
    80
                                       7.750            939.22
 160,000.00
1


    AUBURN           WA   98092          2            12/29/95
    00
    0380318775                           05           02/01/96
     0
    230331653                            O            01/01/26
    0


    1468685          744/728             F          268,400.00
    ZZ
    CHIN                DALON            360        268,233.18
     1
    265 MARIETTA DRIVE                 8.375          2,040.03
    80
                                       8.125          2,040.03
 335,500.00
    SAN FRANCISCO    CA   94127          2            11/29/95
    00
    0380316050                           05           02/01/96
     0
    21115                                O            01/01/26
    0


    1468693          601/728             F          279,000.00
    ZZ
    WELLE               MARILYN  H       360        278,822.10
     1
    8005 RYANS REEF LANE               8.250          2,096.03
    90
                                       8.000          2,096.03
 310,000.00
    LAS VEGAS        NV   89128          1            12/19/95
    10
    0380323635                           03           02/01/96
    25
    1052025                              O            01/01/26
    0


    1468698          171/728             F          251,750.00
    ZZ
    JAMES               ROBERT   F       360        251,750.00
     1
    4441 BRIAR CLIFF ROAD              7.875          1,825.37
    95
                                       7.625          1,825.37
 265,000.00
    OAKLAND          CA   94605          1            01/19/96
    04
    0380335225                           05           03/01/96
    30
    39072923                             O            02/01/26
    0


    1468704          638/728             F          295,600.00
    T
    JULSEN              DEBRA    C       360        295,401.66
     1
    23127 HIGHWAY 6 UNIT 25            8.000          2,169.01
    80
                                       7.750          2,169.01
 369,500.00
    KEYSTONE         CO   80435          1            12/22/95
    00
    0380321365                           01           02/01/96
     0
    8529688                              O            01/01/26
    0


    1468720          051/728             F          105,000.00
    T
    SPINA JR            STEVE    G       360        105,000.00
     1
    3590 OAKMONT DRIVE                 8.375            798.08
    70
                                       8.125            798.08
 150,000.00
    CLEARLAKE        CA   95422          1            01/26/96
    00
    0380324401                           05           03/01/96
     0
    2011132                              O            02/01/26
    0
1




    1468723          420/728             F          218,000.00
    ZZ
    BALLARD             DONALD   J       360        217,842.21
     1
    4814 PIPER COURT                   7.625          1,543.00
    90
                                       7.375          1,543.00
 243,000.00
    SANTA ROSA       CA   95405          1            12/15/95
    10
    0380318247                           05           02/01/96
    25
    320200                               O            01/01/26
    0


    1468725          685/728             F          288,000.00
    ZZ
    BONAS               PATRICK          360        288,000.00
     1
    11510 LEWIS HILL ROAD              8.375          2,189.01
    80
                                       8.125          2,189.01
 360,000.00
    AGUA DULCE AREA  CA   91350          2            01/02/96
    00
    0380317850                           05           03/01/96
     0
    103065                               O            02/01/26
    0


    1468727          685/728             F          231,600.00
    ZZ
    MCKEE               MELINDA          360        231,600.00
     1
    22734 MAJORIE AVENUE               8.000          1,699.40
    80
                                       7.750          1,699.40
 289,500.00
    TORRANCE         CA   90505          1            01/08/96
    00
    0380317926                           05           03/01/96
     0
    103178                               O            02/01/26
    0


    1468754          313/728             F           85,000.00
    ZZ
    BLANKINSHIP         DARL     A       360         84,947.16
     1
    618 NW 12TH AVENUE UNIT 311        8.375            646.07
    54
                                       8.125            646.07
 160,000.00
    PORTLAND         OR   97209          1            12/26/95
    00
    0380320474                           05           02/01/96
     0
    6004246                              O            01/01/26
    0


    1468761          070/728             F          348,750.00
    ZZ
    MARGULIES           DANIEL   R       360        348,516.00
     1
    130-A ULUPA STREET                 8.000          2,559.00
    75
                                       7.750          2,559.00
 465,000.00
    KAILUA           HI   96734          5            12/22/95
    00
    0380332123                           05           02/01/96
     0
    2708255                              O            01/01/26
    0


    1468762          070/728             F          250,000.00
    ZZ
    GARDNER             WILLIAM          360        248,475.39
     1
1


    6037 CONTRA COSTA ROAD             8.625          1,944.47
    35
                                       8.375          1,944.47
 730,000.00
    OAKLAND          CA   94618          5            03/03/95
    00
    0380332131                           05           05/01/95
     0
    3600663                              O            04/01/25
    0


    1468764          070/728             F          284,000.00
    ZZ
    SINESI              AKIS     P       360        283,627.23
     1
    2410 EAST 66 STREET                8.125          2,108.69
    80
                                       7.875          2,108.69
 355,000.00
    BROOKLYN         NY   11234          1            11/14/95
    00
    0380332156                           05           01/01/96
     0
    3828040                              O            12/01/25
    0


    1468765          070/728             F          130,000.00
    ZZ
    PUSTAY              ANDREW           360        129,749.59
     1
    32-16 213TH STREET                 8.250            976.65
    54
                                       8.000            976.65
 242,000.00
    BAYSIDE          NY   11361          2            10/25/95
    00
    0380332164                           05           12/01/95
     0
    4024171                              O            11/01/25
    0


    1468766          070/728             F          301,000.00
    ZZ
    KRASNER             JAY      B       360        300,831.26
     1
    15 OAKWOOD COURT                   8.875          2,394.89
    90
                                       8.000          2,394.89
 336,000.00
    FRAMINGHAM       MA   01701          2            12/27/95
    27
    0380332172                           05           02/01/96
    25
    4026382                              O            01/01/26
    0


    1468768          070/728             F          236,900.00
    ZZ
    WILLETT             DAVID    M       360        236,308.10
     1
    179 ELM STREET                     9.500          1,991.98
    90
                                       8.625          1,991.98
 263,256.00
    HOPKINTON        MA   01748          1            08/25/95
    24
    0380332180                           05           10/01/95
    25
    4393872                              O            09/01/25
    0


    1468769          070/728             F          300,000.00
    ZZ
    PATEL               NIKHIL           360        299,803.76
     1
    12 SUNNY COURT                     8.125          2,227.49
    70
                                       7.875          2,227.49
 429,750.00
    SOMERSET         NJ   08873          1            01/03/96
    00
    0380332198                           05           02/01/96
     0
1


    4476750                              O            01/01/26
    0


    1468770          070/728             F          908,600.00
    ZZ
    VOLOKH              EUGENE           360        905,808.57
     1
    9362 NIGHTINGALE DRIVE             8.500          6,986.35
    70
                                       8.250          6,986.35
1,298,000.00
    LOS ANGELES      CA   90069          2            08/14/95
    00
    0380332206                           05           10/01/95
     0
    4530938                              O            09/01/25
    0


    1468771          070/728             F          575,000.00
    ZZ
    MORAD               FRED             360        574,633.35
     1
    10042 VALLEY SPRING LANE           8.250          4,319.78
    38
                                       8.000          4,319.78
1,550,000.00
    TOLUCA LAKE (AR  CA   91602          2            12/09/95
    00
    0380332214                           05           02/01/96
     0
    4530952                              O            01/01/26
    0


    1468772          070/728             F          315,000.00
    ZZ
    TELLING             JAMES    A       360        314,575.87
     1
    0811 CHAROLAIS CIRCLE              8.000          2,311.36
    62
                                       7.750          2,311.36
 510,000.00
    EDWARDS          CO   81632          5            11/02/95
    00
    0380332222                           05           01/01/96
     0
    4554433                              O            12/01/25
    0


    1468773          070/728             F          320,625.00
    T
    BLUM                JEFFREY          360        320,409.87
     1
    #23 ONE BRECKENRIDGE PLACE         8.000          2,352.63
    90
                                       7.750          2,352.63
 356,250.00
    BRECKENRIDGE     CO   80424          1            12/11/95
    10
    0380332230                           09           02/01/96
    30
    4554495                              O            01/01/26
    0


    1468775          070/728             F          232,150.00
    ZZ
    FOREMAN             JAY              360        231,888.74
     1
    603 POPLAR GROVE DRIVE             8.875          1,847.09
    95
                                       7.750          1,847.09
 244,380.00
    MT. AIRY         MD   21771          1            11/15/95
    24
    0380332248                           05           01/01/96
    30
    4648648                              O            12/01/25
    0


1


    1468776          070/728             F          247,400.00
    ZZ
    BODINE              CHRISTOPHW       360        246,579.79
     1
    45 HORIZON DRIVE                   8.125          1,836.94
    71
                                       7.875          1,836.94
 349,900.00
    CRANSTON         RI   02921          1            08/30/95
    00
    0380332263                           05           10/01/95
     0
    4812572                              O            09/01/25
    0


    1468777          070/728             F          260,400.00
    ZZ
    FLORES              ANTHONY          360        259,514.67
     1
    23222 81ST AVENUE SOUTHEAST        8.000          1,910.72
    74
                                       7.750          1,910.72
 355,000.00
    WOODINVILLE      WA   98072          2            08/18/95
    00
    0380332271                           05           10/01/95
     0
    4816345                              O            09/01/25
    0


    1468778          070/728             F          285,000.00
    ZZ
    KLEINMAN            MITCHELL K       360        284,096.22
     1
    822 PLEASANT DALE PLACE            9.250          2,344.63
    68
                                       9.000          2,344.63
 420,000.00
    THOUSAND OAKS    CA   91362          2            07/25/95
    00
    0380332289                           03           09/01/95
     0
    4898822                              O            08/01/25
    0


    1468779          070/728             F          355,500.00
    ZZ
    GLADDEN             DANIEL   E       360        354,080.88
     1
    301 PALM BLVD                      8.125          2,639.58
    59
                                       7.875          2,639.58
 610,000.00
    ISLE OF PALMS    SC   29451          2            07/28/95
    00
    0380332297                           05           09/01/95
     0
    4916201                              O            08/01/25
    0


    1468780          070/728             F          222,000.00
    ZZ
    DOMINGUEZ           FRANK    G       360        221,743.63
     1
    301 KINGS CROSSING RD              8.750          1,746.47
    79
                                       8.500          1,746.47
 281,000.00
    WINTERPARK       CO   80482          4            11/16/95
    00
    0380332305                           05           01/01/96
     0
    5002570                              O            12/01/25
    0


    1468781          070/728             F          255,000.00
    ZZ
    MEYER               GORDON   G       360        254,681.91
     1
    14302 SAND HILL ROAD               8.375          1,938.18
    55
                                       8.125          1,938.18
 470,000.00
1


    POWAY            CA   92064          2            11/24/95
    00
    0380332313                           05           01/01/96
     0
    5015341                              O            12/01/25
    0


    1468782          070/728             F          241,700.00
    ZZ
    MEJARES             JOSE             360        241,252.23
     2
    4965 POLA COURT                    8.250          1,815.81
    87
                                       8.000          1,815.81
 280,000.00
    SAN DIEGO        CA   92110          2            11/24/95
    04
    0380332321                           05           01/01/96
    25
    5015436                              O            12/01/25
    0


    1468783          070/728             F          274,000.00
    ZZ
    MCNAMARA            ROBERT   W       360        273,485.59
     1
    5230 VIA MURCIA                    8.375          2,082.60
    84
                                       8.125          2,082.60
 330,000.00
    YORBA LINDA      CA   92686          2            10/26/95
    21
    0380332339                           09           12/01/95
    12
    5052789                              O            11/01/25
    0


    1468784          070/728             F          272,000.00
    ZZ
    GARZA               RAMIRO           360        271,822.08
     1
    58 CASTRO ROAD                     8.125          2,019.59
    66
                                       7.875          2,019.59
 415,000.00
    MONTEREY         CA   93940          2            12/21/95
    00
    0380332347                           05           02/01/96
     0
    5060538                              O            01/01/26
    0


    1468787          070/728             F          283,000.00
    ZZ
    YOUNG               DONALD   R       360        282,810.12
     1
    68 MAYWOOD WAY                     8.000          2,076.55
    67
                                       7.750          2,076.55
 425,000.00
    SAN RAFAEL       CA   94901          2            12/15/95
    00
    0380332362                           05           02/01/96
     0
    5149587                              O            01/01/26
    0


    1468788          070/728             F          267,000.00
    ZZ
    NAKAMURA            TOSHIAKI         360        266,087.04
     1
    25171 SULLIVAN LANE                9.000          2,148.34
    90
                                       8.750          2,148.34
 297,000.00
    NOVI             MI   48375          1            08/30/95
    14
    0380332370                           05           10/01/95
    25
    5193163                              O            09/01/25
    0
1




    1468789          070/728             F          554,000.00
    ZZ
    DAVIS               DONALD   M       360        552,856.14
     1
    4141 RIDGE DRIVE                   8.250          4,162.02
    62
                                       8.000          4,162.02
 900,000.00
    LOOMIS           CA   95650          2            10/04/95
    00
    0380332388                           05           12/01/95
     0
    5193443                              O            11/01/25
    0


    1468790          070/728             F          650,000.00
    ZZ
    HAYS                DAN      D       360        648,408.10
     1
    120 DEER CREEK ROAD                8.500          4,997.94
    70
                                       8.250          4,997.94
 930,000.00
    EDMOND           OK   73003          5            09/21/95
    00
    0380332396                           03           11/01/95
     0
    5231985                              O            10/01/25
    0


    1468791          070/728             F          208,800.00
    ZZ
    IWAMOTO             BRYAN    M       360        208,274.30
     1
    3508 HUMBOLDT AVE SO               9.250          1,717.75
    90
                                       9.000          1,717.75
 232,000.00
    MINNEAPOLIS      MN   55408          2            11/30/95
    14
    0380332404                           05           01/01/96
    25
    5241904                              O            12/01/25
    0


    1468792          070/728             F          320,000.00
    T
    DAVIS III           ROBERT   C       360        319,790.68
     1
    77-6409 LEILANI ST                 8.125          2,375.99
    80
                                       7.875          2,375.99
 400,000.00
    KAILUA-KONA      HI   96740          1            12/06/95
    00
    0380332412                           05           02/01/96
     0
    5246709                              O            01/01/26
    0


    1468796          070/728             F          312,400.00
    ZZ
    MONAHAN             JOHN             360        312,220.27
     1
    17 STAFF SARGENT PARKER ROAD       8.750          2,457.65
    80
                                       8.500          2,457.65
 390,500.00
    BLAUVELT         NY   10913          1            12/19/95
    00
    0380332438                           05           02/01/96
     0
    5315985                              O            01/01/26
    0


    1468797          070/728             F          260,000.00
    ZZ
    STEHR               TIMOTHY  A       360        259,329.97
     1
1


    10603 TUXFORD STREET               8.250          1,953.29
    80
    SUN VALLEY AREA                    8.000          1,953.29
 325,000.00
    LOS ANGELES      CA   91352          1            09/01/95
    00
    0380332446                           05           11/01/95
     0
    5345061                              O            10/01/25
    0


    1468798          070/728             F          218,100.00
    ZZ
    HILL                JANE             360        217,508.75
     1
    1790 PITCAIRN DRIVE                8.000          1,600.34
    85
                                       7.750          1,600.34
 259,000.00
    COSTA MESA       CA   92626          2            09/15/95
    14
    0380332453                           05           11/01/95
    12
    5387598                              O            10/01/25
    0


    1468799          070/728             F          216,900.00
    ZZ
    NORMAN              GERALD   G       360        216,027.56
     1
    3074 CHINA BERRY COURT             8.250          1,629.50
    90
                                       8.000          1,629.50
 241,375.00
    STERLING HEIGHT  MI   48314          1            08/23/95
    04
    0380332461                           05           10/01/95
    25
    5392043                              O            09/01/25
    0


    1468800          070/728             F          350,000.00
    ZZ
    ROSEMAN             ROSS     M       360        349,098.04
     1
    6801 RIPLEY LANE                   8.250          2,629.43
    78
                                       8.000          2,629.43
 448,900.00
    RENTON           WA   98056          1            09/01/95
    00
    0380332479                           05           11/01/95
     0
    5404508                              O            10/01/25
    0


    1468801          070/728             F          240,000.00
    T
    MILLER III          JOHN     R       360        239,700.62
     1
    107 VILLAGE POINT DRIVE            8.375          1,824.17
    90
                                       8.125          1,824.17
 268,210.00
    BRECKENRIDGE     CO   80424          1            11/06/95
    10
    0380332487                           01           01/01/96
    30
    5417772                              O            12/01/25
    0


    1468802          070/728             F           30,000.00
    ZZ
    HUGHES              PATRICIA A       360         29,979.86
     1
    11319 ANDY DRIVE                   8.000            220.13
    32
                                       7.750            220.13
  96,000.00
    RIVERVIEW        FL   33569          1            12/04/95
    00
    0380332495                           05           02/01/96
     0
1


    5452602                              O            01/01/26
    0


    1468803          070/728             F          432,500.00
    ZZ
    WOODALL             JAMES    K       360        431,440.78
     1
    4516 ARCADY AVENUE                 8.500          3,325.55
    73
                                       8.250          3,325.55
 600,000.00
    HIGHLAND PARK    TX   75205          2            09/21/95
    00
    0380332503                           05           11/01/95
     0
    5460922                              O            10/01/25
    0


    1468804          070/728             F          312,000.00
    ZZ
    KIM                 CHONG    K       360        311,220.46
     1
    8640 LOS COYOTES DR                9.500          2,623.46
    80
                                       9.250          2,623.46
 390,000.00
    BUENA PARK       CA   90621          1            08/10/95
    00
    0380332511                           05           10/01/95
     0
    5486789                              O            09/01/25
    0


    1468805          070/728             F          560,000.00
    ZZ
    LUCIANI             ALFRED   J       360        558,628.50
     1
    2809 SUNSET AVENUE                 8.500          4,305.92
    63
                                       8.250          4,305.92
 900,000.00
    LONGPORT         NJ   08043          2            09/15/95
    00
    0380332529                           05           11/01/95
     0
    5497651                              O            10/01/25
    0


    1468806          070/728             F           51,000.00
    ZZ
    MICELI              GIUSEPPI         240         50,746.50
     1
    9434 BIRMINGHAM DRIVE              8.250            434.55
    50
                                       8.000            434.55
 102,000.00
    PALM BEACH GARD  FL   33410          5            10/02/95
    00
    0380332537                           05           12/01/95
     0
    5507306                              O            11/01/15
    0


    1468807          070/728             F          225,000.00
    ZZ
    PAKENHAM            EDWARD   M       360        224,618.78
     1
    407 WARREN AVENUE                  8.875          1,790.20
    90
                                       8.000          1,790.20
 250,000.00
    BALTIMORE        MD   21230          1            10/10/95
    22
    0380332545                           05           12/01/95
    25
    5532395                              O            11/01/25
    0


1


    1468808          070/728             F          261,000.00
    ZZ
    MAYKISH             GLENN    P       360        260,853.68
     1
    137 CARTER'S GROVE                 8.875          2,076.63
    90
                                       8.000          2,076.63
 290,000.00
    MALVERN          PA   19355          2            12/22/95
    25
    0380332552                           05           02/01/96
    25
    5535622                              O            01/01/26
    0


    1468810          070/728             F          520,000.00
    ZZ
    HENRY               CHRISTOPH        360        519,351.32
     1
    11723 DOROTHY ANNE WAY             8.375          3,952.38
    57
                                       8.125          3,952.38
 925,000.00
    CUPERTINO        CA   95014          2            11/07/95
    00
    0380332560                           03           01/01/96
     0
    5543945                              O            12/01/25
    0


    1468811          070/728             F          525,000.00
    ZZ
    JEREBKER            JEFF             360        523,576.81
     1
    12441 RICHMOND COURT               8.000          3,852.26
    75
                                       7.750          3,852.26
 700,000.00
    CONIFER          CO   80433          4            09/25/95
    00
    0380332578                           05           11/01/95
     0
    5559464                              O            10/01/25
    0


    1468812          070/728             F          267,000.00
    ZZ
    BURNETT             CRAIG    L       360        262,155.10
     1
    2015 BELMONT LANE NO. A            8.250          2,005.88
    86
                                       8.000          2,005.88
 313,000.00
    REDONDO BEACH    CA   90278          2            10/09/95
    14
    0380332586                           01           12/01/95
    25
    5573170                              O            11/01/25
    0


    1468813          070/728             F          292,450.00
    ZZ
    PATEL               CHHITU           360        292,075.74
     1
    1270 RICK ROAD                     8.250          2,197.08
    90
                                       8.000          2,197.08
 325,000.00
    SANTA MARIA      CA   93455          1            11/15/95
    21
    0380332594                           03           01/01/96
    25
    5579189                              O            12/01/25
    0


    1468815          070/728             F          311,350.00
    ZZ
    CARROLL             KEVIN    J       360        311,146.34
     1
    12912 BIG OAK ROAD                 8.125          2,311.76
    80
                                       7.875          2,311.76
 389,200.00
1


    KNOXVILLE        TN   37922          1            12/18/95
    00
    0380332602                           05           02/01/96
     0
    5620528                              O            01/01/26
    0


    1468816          070/728             F          268,600.00
    ZZ
    WILSON              DONALD   W       360        268,247.41
     1
    1003 COX FARM RD                   8.125          1,994.35
    70
                                       7.875          1,994.35
 385,000.00
    LONG LAKE        MN   55356          2            12/04/95
    00
    0380332610                           05           01/01/96
     0
    5621893                              O            12/01/25
    0


    1468817          070/728             F          294,500.00
    ZZ
    BLANDO              JOSEPH   A       360        294,061.97
     1
    11 MAURICE LANE                    9.500          2,476.32
    95
                                       8.375          2,476.32
 310,000.00
    HUNTINGTON       NY   11743          1            10/06/95
    25
    0380332628                           05           12/01/95
    30
    5638277                              O            11/01/25
    0


    1468818          070/728             F          369,000.00
    ZZ
    BAALBERGEN          AARON            360        368,049.08
     1
    1714 BEN LOMOND DRIVE              8.250          2,772.17
    90
                                       8.000          2,772.17
 410,000.00
    GLENDALE         CA   91202          1            09/20/95
    14
    0380332636                           05           11/01/95
    25
    5643468                              O            10/01/25
    0


    1468820          070/728             F          380,000.00
    ZZ
    VITEK               JIRI             360        379,045.31
     1
    4540 E. VIA LOS CABALLOS           8.375          2,888.27
    80
                                       8.125          2,888.27
 480,000.00
    PHOENIX          AZ   85028          1            09/19/95
    00
    0380332651                           03           11/01/95
     0
    5646765                              O            10/01/25
    0


    1468821          070/728             F          256,500.00
    T
    GOLDENBERG          ROBIN    I       360        256,332.21
     1
    10 CONGRESS STREET U-212           8.125          1,904.51
    90
                                       7.875          1,904.51
 285,000.00
    CAPE MAY         NJ   08204          1            12/29/95
    10
    0380332669                           01           02/01/96
    25
    5649142                              O            01/01/26
    0
1




    1468822          070/728             F          423,750.00
    T
    FUNK                SANDY            360        423,472.81
     1
    2408 AMUNDSON COURT                8.125          3,146.33
    75
                                       7.875          3,146.33
 565,000.00
    PARK CITY        UT   84060          1            12/04/95
    00
    0380332677                           03           02/01/96
     0
    5652966                              O            01/01/26
    0


    1468823          070/728             F          311,700.00
    ZZ
    HARDIN JR           OSCAR            360        311,501.24
     1
    8647 S FOREST AVE                  8.250          2,341.70
    90
                                       8.000          2,341.70
 350,000.00
    TEMPE            AZ   85284          2            12/19/95
    11
    0380332685                           03           02/01/96
    25
    5721079                              O            01/01/26
    0


    1468824          070/728             F          299,250.00
    ZZ
    DITTMAR             GARY     R       360        299,054.25
     1
    36564 CHERRYWOOD DRIVE             8.125          2,221.92
    95
                                       7.875          2,221.92
 315,000.00
    YUCAIPA          CA   92399          1            12/14/95
    01
    0380332693                           05           02/01/96
    30
    5733022                              O            01/01/26
    0


    1468825          070/728             F          264,450.00
    ZZ
    CLOVIS              GREG     H       360        264,277.02
     1
    7904 W BAYHILL COURT               8.125          1,963.53
    76
                                       7.875          1,963.53
 350,000.00
    BOISE            ID   83704          2            12/08/95
    00
    0380332701                           03           02/01/96
     0
    5741014                              O            01/01/26
    0


    1468826          070/728             F          150,000.00
    ZZ
    MCINTYRE            JAMES    K       360        149,812.88
     1
    27 ARUNDEL ROAD                    8.375          1,140.11
    36
                                       8.125          1,140.11
 422,500.00
    PEQUANNOCK TOWN  NJ   07444          1            11/22/95
    00
    0380332719                           05           01/01/96
     0
    5752657                              O            12/01/25
    0


    1468827          070/728             F          218,500.00
    ZZ
    WENDEL              MICHAEL  W       360        218,057.23
     1
1


    1500 TIMBER TRAIL                  8.000          1,603.28
    95
                                       7.750          1,603.28
 230,000.00
    SUFFOLK          VA   23433          1            10/20/95
    04
    0380332727                           05           12/01/95
    30
    5780802                              O            11/01/25
    0


    1468828          070/728             F          226,000.00
    ZZ
    RENAUD              RAYMOND  K       360        225,848.36
     1
    4519 223RD PLACE NORTHEAST         8.000          1,658.31
    75
                                       7.750          1,658.31
 305,000.00
    REDMOND          WA   98053          2            12/12/95
    00
    0380332735                           05           02/01/96
     0
    5800612                              O            01/01/26
    0


    1468829          070/728             F          237,500.00
    ZZ
    DASTVAN             F.       F       360        237,356.12
     1
    1502 DEBRALON LANE                 8.500          1,826.17
    80
                                       8.250          1,826.17
 300,000.00
    MUKILTEO         WA   98275          2            12/14/95
    00
    0380332743                           05           02/01/96
     0
    5800683                              O            01/01/26
    0


    1468830          070/728             F          258,750.00
    ZZ
    CIRAULO             CHRISTOPHK       360        258,365.53
     1
    1036 CAPRA WAY                     9.000          2,081.96
    90
                                       8.125          2,081.96
 287,500.00
    FALLBROOK        CA   92028          1            11/07/95
    25
    0380332750                           05           01/01/96
    25
    5818060                              O            12/01/25
    0


    1468831          070/728             F          242,000.00
    ZZ
    LIEBMAN             RICHARD  H       360        241,600.45
     1
    449 BEAUMONT CIRCLE                9.000          1,947.19
    90
                                       8.125          1,947.19
 269,000.00
    WEST CHESTER     PA   19380          1            10/27/95
    22
    0380332768                           05           12/01/95
    25
    5848245                              O            11/01/25
    0


    1468832          070/728             F          212,000.00
    ZZ
    MURAWSKI            BENJAMIN J       360        211,857.75
     1
    389 INDIAN RUN ROAD                8.000          1,555.58
    90
                                       7.750          1,555.58
 235,650.00
    AVONDALE         PA   19311          1            12/29/95
    21
    0380332776                           05           02/01/96
    25
1


    5849623                              O            01/01/26
    0


    1468833          070/728             F          225,000.00
    ZZ
    AUSTIN              JAMES    K       360        224,434.72
     1
    0288 MOUNTAIN COURT                8.375          1,710.16
    75
                                       8.125          1,710.16
 303,000.00
    BASALT           CO   81621          5            09/22/95
    00
    0380332784                           05           11/01/95
     0
    5849946                              O            10/01/25
    0


    1468835          070/728             F          215,650.00
    ZZ
    AHN                 JIN      M       360        215,094.24
     1
    60 INDIAN SHORES                   8.250          1,620.11
    95
                                       8.000          1,620.11
 227,000.00
    LINCOLN CITY     OR   97367          1            09/26/95
    14
    0380332792                           03           11/01/95
    30
    5904169                              O            10/01/25
    0


    1468838          070/728             F          285,000.00
    ZZ
    HIATT               VICKI            360        284,813.57
     1
    11167 VALLEY SPRING PLACE          8.125          2,116.12
    57
                                       7.875          2,116.12
 504,000.00
    N. HOLLYWOOD     CA   91602          2            12/01/95
    00
    0380332818                           05           02/01/96
     0
    5941529                              O            01/01/26
    0


    1468839          070/728             F          232,850.00
    ZZ
    EZAGUI              SALOMON          360        232,594.68
     1
    3 MCCAIRN COURT                    9.000          1,873.56
    90
                                       8.125          1,873.56
 258,750.00
    PALM BEACH GARD  FL   33418          1            11/10/95
    22
    0380332826                           03           01/01/96
    25
    5945608                              O            12/01/25
    0


    1468840          070/728             F          224,000.00
    ZZ
    WINNINGHAM          TIMOTHY  J       360        223,766.86
     1
    6430 EAST VIA CORRAL               9.250          1,842.79
    90
                                       8.375          1,842.79
 250,000.00
    ANAHEIM          CA   92807          2            11/21/95
    22
    0380332834                           05           01/01/96
    25
    6073368                              O            12/01/25
    0


1


    1468841          070/728             F          216,000.00
    ZZ
    ASHTON              PAUL     H       360        215,862.26
     1
    2018 EAST TWIN VIEW DRIVE          8.250          1,622.74
    80
                                       8.000          1,622.74
 270,000.00
    SALT LAKE CITY   UT   84109          2            12/01/95
    00
    0380332842                           05           02/01/96
     0
    6074892                              O            01/01/26
    0


    1468842          070/728             F          262,500.00
    ZZ
    SEIBERT             ROLAND   D       360        261,968.08
     1
    390 SILVER MOSS LANE               8.000          1,926.13
    75
                                       7.750          1,926.13
 350,000.00
    TARPON SPRINGS   FL   34689          5            11/03/95
    00
    0380332859                           03           12/01/95
     0
    6076351                              O            11/01/25
    0


    1468843          070/728             F          432,300.00
    T
    KRANSDORF           JEROME           360        432,009.94
     1
    5629 N.W. 38TH AVENUE              8.000          3,172.06
    80
                                       7.750          3,172.06
 540,377.00
    BOCA RATON       FL   33496          1            12/22/95
    00
    0380332867                           03           02/01/96
     0
    6078462                              O            01/01/26
    0


    1468844          070/728             F          206,750.00
    ZZ
    BROWN               PAUL     K       360        206,327.46
     1
    280 GRAYSTONE WAY                  9.375          1,719.64
    95
                                       8.250          1,719.64
 217,670.00
    ALPHARETTA       GA   30202          1            09/29/95
    22
    0380332875                           05           11/01/95
    30
    6100833                              O            10/01/25
    0


    1468845          070/728             F          297,500.00
    ZZ
    SMITH               STEVE    M       360        297,305.39
     1
    43 LILLY POND LANE                 8.125          2,208.93
    70
                                       7.875          2,208.93
 425,000.00
    WELDON SPRINGS   MO   63304          5            12/07/95
    00
    0380332883                           03           02/01/96
     0
    6112888                              O            01/01/26
    0


    1468846          070/728             F          340,000.00
    ZZ
    SMITH               ALAN     F       360        339,783.19
     1
    3818 DEVONSHIRE LANE               8.250          2,554.31
    85
                                       8.000          2,554.31
 400,000.00
1


    BLOOMINGTON      IN   47408          2            12/23/95
    01
    0380332891                           05           02/01/96
    12
    6117928                              O            01/01/26
    0


    1468847          070/728             F          282,500.00
    ZZ
    COBERY              CHARLES  W       360        281,959.49
     1
    18 TEA TREE COURT                  8.375          2,147.20
    85
                                       8.125          2,147.20
 332,500.00
    DANVILLE         CA   94526          2            10/31/95
    14
    0380332909                           03           12/01/95
    25
    6123661                              O            11/01/25
    0


    1468848          070/728             F          220,500.00
    ZZ
    CONNOLLY            GLENN    N       360        220,075.29
     1
    10167 NORTH 96TH PLACE             8.250          1,656.54
    88
                                       8.000          1,656.54
 253,000.00
    SCOTTSDALE       AZ   85258          2            10/25/95
    04
    0380332917                           05           12/01/95
    25
    6385954                              O            11/01/25
    0


    1468849          070/728             F          440,000.00
    T
    LUDWIG              BRUCE    L       360        439,422.41
     1
    263 AVENIDA LOBEIRO APT  E         8.125          3,266.99
    72
                                       7.875          3,266.99
 615,000.00
    SAN CLEMENTE     CA   92672          2            11/28/95
    00
    0380332925                           01           01/01/96
     0
    6405841                              O            12/01/25
    0


    1468851          070/728             F          274,900.00
    ZZ
    MARTIN              WILLIAM  C       360        274,715.55
     1
    83 FIELDSTONE DRIVE                8.000          2,017.12
    95
                                       7.750          2,017.12
 289,393.00
    GANSEVOORT       NY   12831          1            12/15/95
    14
    0380332941                           05           02/01/96
    30
    6446200                              O            01/01/26
    0


    1468852          070/728             F          134,000.00
    ZZ
    BROCKLEBANK         JOHN     J       360        133,733.61
     1
    1294 WEST COUNTRY CREEK DRIVE      8.375          1,018.50
    59
                                       8.125          1,018.50
 228,000.00
    SOUTH JORDAN     UT   84095          5            11/17/95
    00
    0380332966                           05           01/01/96
     0
    6451156                              O            12/01/25
    0
1




    1468853          070/728             F          259,000.00
    ZZ
    HENSON              DAVID            360        258,843.09
     1
    13491 E SUMMIT DR                  8.500          1,991.49
    79
                                       8.250          1,991.49
 330,000.00
    SCOTTSDALE       AZ   85259          2            12/15/95
    00
    0380332974                           03           02/01/96
     0
    6453045                              O            01/01/26
    0


    1468854          070/728             F          266,000.00
    ZZ
    PORTER              LESLIE   A       360        265,614.64
     1
    12800 GLASGOW COURT                9.625          2,260.97
    95
                                       8.500          2,260.97
 280,000.00
    FORT WASHINGTON  MD   20744          1            10/27/95
    22
    0380332982                           05           12/01/95
    30
    6479958                              O            11/01/25
    0


    1468855          070/728             F          147,000.00
    ZZ
    PIKE                MARK     A       360        146,802.08
     1
    2023 BAIHLY SUMMIT DRIVE SW        8.000          1,078.63
    70
                                       7.750          1,078.63
 210,000.00
    ROCHESTER        MN   55902          1            11/10/95
    00
    0380332990                           05           01/01/96
     0
    6482929                              O            12/01/25
    0


    1468856          070/728             F          250,000.00
    ZZ
    SCHERLING           HAROLD   L       360        249,832.26
     1
    3001 CEDAR CROSSING                8.000          1,834.41
    61
                                       7.750          1,834.41
 413,000.00
    MINNETONKA       MN   55430          4            12/11/95
    00
    0380333006                           05           02/01/96
     0
    6483696                              O            01/01/26
    0


    1468857          070/728             F          249,000.00
    ZZ
    DIESINGER           RONALD   J       360        248,689.38
     1
    63 DIESINGER DRIVE                 8.375          1,892.58
    47
                                       8.125          1,892.58
 536,500.00
    SCHWENKSVILLE    PA   19473          5            11/24/95
    00
    0380333014                           05           01/01/96
     0
    6485187                              O            12/01/25
    0


    1468858          070/728             F          456,000.00
    ZZ
    HILBERMAN           JOE      W       360        455,431.16
     1
1


    301 SOUTH BENTLEY AVENUE           8.375          3,465.93
    57
                                       8.125          3,465.93
 810,000.00
    LOS ANGELES      CA   90049          2            11/15/95
    00
    0380333022                           05           01/01/96
     0
    6508927                              O            12/01/25
    0


    1468859          070/728             F          283,500.00
    ZZ
    WONG                SIU      C       360        283,127.85
     1
    18583 CALLE VISTA CIRCLE           8.125          2,104.98
    90
                                       7.875          2,104.98
 315,000.00
    (NORTHRIDGE ARE  CA   91326          1            11/08/95
    04
    0380333030                           05           01/01/96
    25
    6509704                              O            12/01/25
    0


    1468860          070/728             F          177,000.00
    ZZ
    CHALLACOMBE         HENRY    L       360        176,884.22
     1
    94-1426 KAHULI STREET              8.125          1,314.22
    60
                                       7.875          1,314.22
 295,000.00
    WAIPAHU          HI   96797          5            12/05/95
    00
    0380333048                           03           02/01/96
     0
    6557763                              O            01/01/26
    0


    1468861          070/728             F          304,000.00
    ZZ
    KIM                 CALVIN   Y       360        303,451.14
     1
    1055 KIIONIONI LOOP                8.125          2,257.19
    56
                                       7.875          2,257.19
 550,000.00
    HONOLULU         HI   96816          1            12/06/95
    00
    0380333055                           03           02/01/96
     0
    6557931                              O            01/01/26
    0


    1468862          070/728             F           34,000.00
    ZZ
    CUNNINGHAM          JOSEPH           360         33,957.59
     1
    2209 LORD NELSON DRIVE             8.375            258.42
    28
                                       8.125            258.42
 124,019.00
    SEABROOK         TX   77586          1            11/20/95
    00
    0380333063                           03           01/01/96
     0
    6569796                              O            12/01/25
    0


    1468863          070/728             F          518,000.00
    ZZ
    MCCROSKERY          PETER    A       360        517,370.17
     1
    31 GAULT PARK DRIVE                8.500          3,982.97
    70
                                       8.250          3,982.97
 745,000.00
    WESTPOST         CT   06680          5            11/15/95
    00
    0380333071                           05           01/01/96
     0
1


    6580495                              O            12/01/25
    0


    1468864          070/728             F          243,000.00
    ZZ
    ZIMMERMANN          HELMUT   G       360        242,860.20
     1
    75 HARBOURVIEW PLACE               8.750          1,911.68
    90
                                       8.500          1,911.68
 270,000.00
    STRATFORD        CT   06497          2            12/19/95
    21
    0380333089                           01           02/01/96
    25
    6580842                              O            01/01/26
    0


    1468865          070/728             F           60,000.00
    ZZ
    QUARRIER            MARY     E       360         59,961.74
     1
    866 HILL ROAD                      8.250            450.76
    43
                                       8.000            450.76
 140,000.00
    HARWINTON        CT   06791          5            12/22/95
    00
    0380333097                           05           02/01/96
     0
    6581566                              O            01/01/26
    0


    1468866          070/728             F          286,400.00
    T
    DUWORS              ROBERT           360        286,033.48
     1
    77 HERON                           8.250          2,151.63
    80
                                       8.000          2,151.63
 358,000.00
    THE SEA RANCH    CA   95497          1            11/01/95
    00
    0380333105                           03           01/01/96
     0
    6593211                              O            12/01/25
    0


    1468867          070/728             F          228,000.00
    ZZ
    WATKINS             DONALD   W       360        227,847.02
     1
    667 WALLER STREET                  8.000          1,672.98
    80
                                       7.750          1,672.98
 285,000.00
    SAN FRANCISCO    CA   94117          1            12/18/95
    00
    0380333113                           05           02/01/96
     0
    6594460                              O            01/01/26
    0


    1468868          070/728             F          643,500.00
    ZZ
    OSWALL              ROBERT   E       360        643,100.03
     1
    5646 DOLPHIN PLACE                 8.375          4,891.06
    60
                                       8.125          4,891.06
1,075,000.00
    LA JOLLA         CA   92037          2            12/05/95
    00
    0380333121                           05           02/01/96
     0
    6632551                              O            01/01/26
    0


1


    1468869          070/728             F           62,000.00
    ZZ
    DLUZEN              FRANKLIN C       360         61,890.55
     1
    10346 ARDIS ROAD                   8.125            460.35
    35
                                       7.875            460.35
 180,000.00
    ROSCOE           IL   61073          1            11/28/95
    00
    0380333139                           05           01/01/96
     0
    6635953                              O            12/01/25
    0


    1468870          070/728             F          500,000.00
    ZZ
    SNELL               FRANK    E       360        494,533.76
     1
    56 CHENAL CIRCLE                   8.500          3,844.57
    63
                                       8.250          3,844.57
 800,000.00
    LITTLE ROCK      AR   72211          1            08/22/94
    00
    0380333147                           05           10/01/94
     0
    6728227                              O            09/01/24
    0


    1468871          070/728             F          350,000.00
    T
    SEIDER              DENNIS   J       360        349,765.15
     1
    214 W. HYMAN AVE.                  8.000          2,568.18
    47
                                       7.750          2,568.18
 750,000.00
    ASPEN            CO   81611          2            01/04/96
    00
    0380333154                           05           02/01/96
     0
    6739837                              O            01/01/26
    0


    1468872          070/728             F          291,150.00
    ZZ
    HOWARD              ANDREW   P       360        290,978.11
     1
    808 WILLOWROCK DRIVE               8.625          2,264.53
    90
                                       8.375          2,264.53
 323,500.00
    LOVELAND         CO   80537          2            12/13/95
    14
    0380333162                           03           02/01/96
    25
    6740709                              O            01/01/26
    0


    1468873          070/728             F          259,100.00
    ZZ
    WELSH               LAWRENCE W       360        258,558.52
     1
    546 LOCUST PLACE                   8.125          1,923.81
    64
                                       7.875          1,923.81
 408,000.00
    BOULDER          CO   80304          2            12/04/95
    00
    0380333170                           05           01/01/96
     0
    6743197                              O            12/01/25
    0


    1468874          070/728             F          880,000.00
    ZZ
    DANESHVAR           SAEED    A       360        878,844.81
     1
    1494 CARLA RIDGE                   8.125          6,533.98
    63
                                       7.875          6,533.98
1,400,000.00
1


    BEVERLY HILLS    CA   90210          2            11/30/95
    00
    0380333188                           05           01/01/96
     0
    6817657                              O            12/01/25
    0


    1468875          070/728             F          270,000.00
    ZZ
    TU                  ELMER    Y       360        269,428.13
     1
    12102 WINDEMERE                    8.125          2,004.74
    79
                                       7.875          2,004.74
 345,000.00
    SAN ANTONIO      TX   78230          2            12/20/95
    00
    0380333196                           03           02/01/96
     0
    6821164                              O            01/01/26
    0


    1468877          070/728             F          230,000.00
    ZZ
    PURSELL JR          JAMES    M       360        229,845.67
     1
    54 LAKE ESTATES DRIVE              8.000          1,687.66
    80
                                       7.750          1,687.66
 290,000.00
    MONTGOMERY       TX   77356          1            12/14/95
    00
    0380333204                           03           02/01/96
     0
    6829785                              O            01/01/26
    0


    1468878          070/728             F          242,250.00
    ZZ
    POSTREL             PAMELA   S       360        242,091.53
     1
    825 SOUTH LOS ROBLES AVENUE        8.125          1,798.70
    95
                                       7.875          1,798.70
 255,000.00
    PASADENA         CA   91106          1            12/19/95
    04
    0380333212                           05           02/01/96
    30
    6836694                              O            01/01/26
    0


    1468879          070/728             F          285,000.00
    ZZ
    DESIMONE            DENNIS   N       360        284,822.85
     1
    455 HUNTER STREET                  8.375          2,166.21
    67
                                       8.125          2,166.21
 430,000.00
    WOODBURY         NJ   08096          5            12/08/95
    00
    0380333220                           05           02/01/96
     0
    6886726                              O            01/01/26
    0


    1468880          070/728             F          340,000.00
    T
    WILLIAMS            FRED     W       360        339,553.68
     1
    1855 THUNDERBOLT TRAIL             8.125          2,524.49
    80
                                       7.875          2,524.49
 425,000.00
    ARNOLD           CA   95223          1            11/21/95
    00
    0380333238                           03           01/01/96
     0
    6889362                              O            12/01/25
    0
1




    1468881          070/728             F          259,250.00
    ZZ
    KEATING             KATHLEEN E       360        258,934.77
     1
    126 SPRING GROVE AVENUE            8.500          1,993.41
    66
                                       8.250          1,993.41
 397,500.00
    SAN RAFAEL       CA   94901          2            11/28/95
    00
    0380333246                           05           01/01/96
     0
    6893509                              O            12/01/25
    0


    1468882          070/728             F          274,500.00
    ZZ
    WEBSTER             DONALD   A       360        274,157.57
     1
    2200 BEECH KNOLL ROAD              8.375          2,086.40
    38
                                       8.125          2,086.40
 725,000.00
    LOS ANGELES      CA   90046          2            11/24/95
    00
    0380333253                           05           01/01/96
     0
    6900366                              O            12/01/25
    0


    1468883          070/728             F          145,000.00
    ZZ
    CARTER              LESLIE   E       360        144,906.88
     1
    7386 S.W. PACIFIC COAST HWY        8.250          1,089.34
    44
                                       8.000          1,089.34
 330,000.00
    YACHATS          OR   97498          5            12/20/95
    00
    0380333261                           05           02/01/96
     0
    6914689                              O            01/01/26
    0


    1468884          070/728             F          240,350.00
    ZZ
    MCKINNON            BRAXTON  B       360        240,057.16
     1
    469 ROCKCLIFF                      8.500          1,848.08
    95
                                       8.250          1,848.08
 253,000.00
    FAYETTEVILLE     AR   72701          1            11/15/95
    04
    0380333279                           05           01/01/96
    30
    6937273                              O            12/01/25
    0


    1468885          070/728             F          105,000.00
    ZZ
    HAGGERTY            PAUL     S       360        104,929.55
     1
    708 E. BUTLER PIKE                 8.000            770.45
    70
                                       7.750            770.45
 150,000.00
    MAPLE GLEN       PA   19002          1            12/07/95
    00
    0380333287                           05           02/01/96
     0
    6976302                              O            01/01/26
    0


    1468886          070/728             F          238,900.00
    ZZ
    HEMBRICK            BRUCE    E       360        238,755.28
     1
1


    132 PROVIDENCE CROSSING            8.500          1,836.93
    95
                                       8.250          1,836.93
 251,476.00
    AUDOBON          PA   19407          1            12/21/95
    21
    0380333295                           05           02/01/96
    30
    6976323                              O            01/01/26
    0


    1468888          070/728             F          288,000.00
    ZZ
    BUSCHMANN           FRIDO    W       360        287,816.35
     1
    865 STOUTS VALLEY ROAD             8.250          2,163.65
    80
                                       8.000          2,163.65
 360,000.00
    REIGLESVILLE     PA   18077          2            12/22/95
    00
    0380333303                           05           02/01/96
     0
    6977457                              O            01/01/26
    0


    1468889          070/728             F          394,000.00
    ZZ
    REEVES              CRAIG    D       360        393,772.92
     1
    41 QUAIL RUN ROAD                  8.750          3,099.60
    70
                                       8.500          3,099.60
 570,000.00
    HENDERSON        NV   89014          5            12/21/95
    00
    0380333311                           03           02/01/96
     0
    6978192                              O            01/01/26
    0


    1468890          070/728             F          352,000.00
    ZZ
    ROLIG               STEVEN   J       360        351,764.48
     1
    8435 CR 600                        8.125          2,613.59
    80
                                       7.875          2,613.59
 440,000.00
    PAGOSA SPRINGS   CO   81147          2            12/29/95
    00
    0380333329                           05           02/01/96
     0
    6990771                              O            01/01/26
    0


    1468891          070/728             F          426,300.00
    T
    LEVITT              IRA      L       360        426,300.00
     1
    #10 THISTLE LANE                   8.000          3,128.04
    70
                                       7.750          3,128.04
 615,000.00
    SANTA FE         NM   87501          1            12/29/95
    00
    0380333337                           03           03/01/96
     0
    6994110                              O            02/01/26
    0


    1468892          070/728             F          266,000.00
    ZZ
    VEIT                KENNETH  P       360        265,821.52
     1
    8021 N 68TH ST                     8.000          1,951.81
    49
                                       7.750          1,951.81
 545,000.00
    PARADISE VALLEY  AZ   85253          2            12/20/95
    00
    0380333345                           03           02/01/96
     0
1


    6998530                              O            01/01/26
    0


    1468893          070/728             F          250,000.00
    ZZ
    ALBANESE            LINDA    H       360        249,680.06
     1
    13717 EAST COLUMBINE DRIVE         8.250          1,878.17
    68
                                       8.000          1,878.17
 367,750.00
    SCOTTSDALE       AZ   85259          1            11/03/95
    00
    0380333352                           03           01/01/96
     0
    7037974                              O            12/01/25
    0


    1468894          070/728             F          294,650.00
    ZZ
    ARJONA              JOSE     L       360        294,457.26
     1
    11209 TINSLEY CT                   8.125          2,187.77
    95
                                       7.875          2,187.77
 310,160.00
    RALEIGH          NC   27615          1            12/14/95
    14
    0380333360                           03           02/01/96
    30
    7046647                              O            01/01/26
    0


    1468895          070/728             F          163,250.00
    ZZ
    SALAZAR             GILBERT  A       360        163,140.46
     1
    3951 S ELKHART ST                  8.000          1,197.87
    61
                                       7.750          1,197.87
 270,000.00
    AURORA           CO   80014          2            12/19/95
    00
    0380333378                           05           02/01/96
     0
    7052307                              O            01/01/26
    0


    1468896          070/728             F          282,600.00
    ZZ
    KUTTICHERRY         JAMES    S       360        282,281.97
     1
    365 CONANT ROAD                    8.875          2,248.49
    95
                                       8.625          2,248.49
 297,500.00
    WESTON           MA   02193          1            11/30/95
    14
    0380333386                           05           01/01/96
    30
    7058848                              O            12/01/25
    0


    1468897          070/728             F          397,500.00
    ZZ
    RICHEL              PETER    L       360        397,252.93
     1
    16 MOUNT HOLLY ROAD EAST           8.375          3,021.29
    75
                                       8.125          3,021.29
 530,000.00
    KATONAH          NY   10536          2            12/14/95
    00
    0380333394                           05           02/01/96
     0
    7068502                              O            01/01/26
    0


1


    1468898          070/728             F          368,500.00
    T
    KAUFMANN            PAUL     T       360        368,016.27
     1
    2674 RIATA COURT                   8.125          2,736.10
    90
                                       7.875          2,736.10
 410,000.00
    CAMARILLO (AREA  CA   93012          1            11/21/95
    01
    0380333402                           03           01/01/96
    25
    7083777                              O            12/01/25
    0


    1468899          070/728             F          385,000.00
    ZZ
    KLEIN               MICHAEL  R       360        384,555.37
     1
    4355 NORTH IMPERIAL WAY            8.750          3,028.80
    68
                                       8.500          3,028.80
 570,000.00
    PROVO            UT   84604          5            11/08/95
    00
    0380333410                           05           01/01/96
     0
    7085934                              O            12/01/25
    0


    1468900          070/728             F          295,000.00
    ZZ
    DEDECKER            THOMAS   A       360        294,622.48
     1
    918 ROADRUNNER COURT               8.250          2,216.24
    68
                                       8.000          2,216.24
 435,000.00
    IVINS            UT   84738          4            11/15/95
    00
    0380333428                           05           01/01/96
     0
    7086595                              O            12/01/25
    0


    1468901          070/728             F          216,000.00
    ZZ
    RICH                GENILE   R       360        215,855.07
     1
    6411 NW 42ND COURT                 8.000          1,584.93
    90
                                       7.750          1,584.93
 240,000.00
    CORAL SPRINGS    FL   33067          2            12/29/95
    14
    0380333436                           05           02/01/96
    25
    7089841                              O            01/01/26
    0


    1468902          070/728             F          300,000.00
    ZZ
    NADJMABADI          MASSOUD          360        299,450.91
     1
    632 WALKER RD                      8.500          2,306.74
    70
                                       8.250          2,306.74
 430,000.00
    GREAT FALLS      VA   22066          2            10/31/95
    00
    0380333444                           05           12/01/95
     0
    7127496                              O            11/01/25
    0


    1468903          070/728             F           86,700.00
    ZZ
    GRAY                F.       S       360         86,644.71
     1
    1630 SOUTH VAL VISTA CIRCLE        8.250            651.35
    60
                                       8.000            651.35
 144,500.00
1


    IDAHO FALLS      ID   83401          5            12/13/95
    00
    0380333451                           05           02/01/96
     0
    7166880                              O            01/01/26
    0


    1468904          070/728             F          398,000.00
    ZZ
    MILLER              ROBIN    L       360        397,746.21
     1
    505 TELFORD PLACE                  8.250          2,990.04
    79
                                       8.000          2,990.04
 505,000.00
    ATLANTA          GA   30342          2            12/14/95
    00
    0380333469                           05           02/01/96
     0
    7170078                              O            01/01/26
    0


    1468905          070/728             F          337,590.00
    ZZ
    LINDNER             PHILIP   E       360        337,369.17
     1
    109 LEXINGTON DRIVE                8.125          2,506.60
    90
                                       7.875          2,506.60
 375,100.00
    MCMURRRAY        PA   15317          1            12/28/95
    14
    0380333477                           05           02/01/96
    25
    7174267                              O            01/01/26
    0


    1468907          070/728             F          248,700.00
    ZZ
    MANLY               DONALD   M       360        248,564.15
     1
    9942 GREAT OAKS WAY                9.000          2,001.10
    94
                                       7.875          2,001.10
 265,000.00
    FAIRFAX          VA   22030          2            12/15/95
    25
    0380333485                           03           02/01/96
    30
    7202944                              O            01/01/26
    0


    1468908          070/728             F          335,000.00
    ZZ
    KRYZA               ELMER    G       360        334,775.22
     1
    2035 FRANKLIN CLUSTER COURT        8.000          2,458.11
    77
                                       7.750          2,458.11
 437,000.00
    FALLS CHURCH     VA   22043          2            12/08/95
    00
    0380333493                           03           02/01/96
     0
    7202956                              O            01/01/26
    0


    1468909          070/728             F          350,000.00
    ZZ
    LEONARD             THOMAS   J       360        349,574.43
     1
    60 MEADE LANE                      8.500          2,691.20
    53
                                       8.250          2,691.20
 670,000.00
    ENGLEWOOD        CO   80110          5            11/24/95
    00
    0380333501                           05           01/01/96
     0
    7211850                              O            12/01/25
    0
1




    1468910          070/728             F          340,000.00
    ZZ
    DOLLAR              ALLEN    L       360        338,782.77
     1
    2192 GREENCLIFF DRIVE              8.000          2,494.80
    80
                                       7.750          2,494.80
 425,000.00
    ATLANTA          GA   30345          2            11/22/95
    00
    0380333527                           05           01/01/96
     0
    7224295                              O            12/01/25
    0


    1468911          070/728             F          252,900.00
    ZZ
    RAKESTRAW           JOHNNY           360        252,730.31
     1
    2021 AMETHYST DRIVE                8.000          1,855.69
    76
                                       7.750          1,855.69
 332,900.00
    LONGMONT         CO   80501          1            12/14/95
    00
    0380333535                           05           02/01/96
     0
    7227432                              O            01/01/26
    0


    1468912          070/728             F          365,000.00
    ZZ
    UPTON               JEFFREY  D       360        364,508.55
     1
    1711 WELLINGTON WEST               8.000          2,678.24
    79
                                       7.750          2,678.24
 465,000.00
    CARSON CITY      NV   89703          1            11/03/95
    00
    0380333543                           03           01/01/96
     0
    7240968                              O            12/01/25
    0


    1468913          070/728             F          650,000.00
    ZZ
    TSUZUKI             FRANCIS  I       360        649,249.32
     1
    44-235 MIKIOLA DRIVE               8.750          5,113.56
    58
                                       8.500          5,113.56
1,135,000.00
    KANEOHE          HI   96744          2            11/08/95
    00
    0380333550                           05           01/01/96
     0
    7252078                              O            12/01/25
    0


    1468914          070/728             F          276,000.00
    ZZ
    KORALNIK            IGOR     J       360        275,819.45
     1
    486 CLINTON ROAD                   8.125          2,049.30
    54
                                       7.875          2,049.30
 515,000.00
    BROOKLINE        MA   02167          2            12/06/95
    00
    0380333568                           05           02/01/96
     0
    7257555                              O            01/01/26
    0


    1468915          070/728             F          247,200.00
    ZZ
    SMITH               CATHERINEA       360        246,907.05
     1
1


    207 NORTH TUSTIN AVENUE            8.625          1,922.70
    80
                                       8.375          1,922.70
 309,000.00
    NEWPORT BEACH    CA   92663          1            11/07/95
    00
    0380333576                           05           01/01/96
     0
    7267845                              O            12/01/25
    0


    1468916          070/728             F           60,000.00
    ZZ
    CYR                 ANN              360         59,972.01
     1
    3 BURNHAM STREET                   9.750            515.49
    43
                                       9.500            515.49
 140,500.00
    WATERTOWN (OAKV  CT   06779          5            11/29/95
    00
    0380333584                           05           02/01/96
     0
    7268040                              O            01/01/26
    0


    1468917          070/728             F          160,000.00
    ZZ
    GEORGE              RICHARD          360        159,805.45
     1
    3354 TIMBERCREST CT                8.500          1,230.27
    48
                                       8.250          1,230.27
 339,621.00
    WEST BLOOMFIELD  MI   48322          1            11/21/95
    00
    0380333592                           01           01/01/96
     0
    7273737                              O            12/01/25
    0


    1468918          070/728             F          420,000.00
    ZZ
    SONG                BARRY    C       360        419,462.52
     1
    1060 DEARBORN ROAD                 8.250          3,155.32
    68
                                       8.000          3,155.32
 622,500.00
    FORT LEE         NJ   07024          1            11/16/95
    00
    0380333600                           05           01/01/96
     0
    7274545                              O            12/01/25
    0


    1468919          070/728             F          352,000.00
    ZZ
    HARRISON            JERRY    C       360        351,763.81
     1
    4400 DEERWOOD LANE                 8.000          2,582.86
    80
                                       7.750          2,582.86
 440,000.00
    EVANS            GA   30809          2            12/01/95
    00
    0380333618                           05           02/01/96
     0
    7275624                              O            01/01/26
    0


    1468920          070/728             F          282,000.00
    ZZ
    LAOUSIS             SPIRO            360        281,810.78
     1
    111 12TH STREET NE                 8.000          2,069.22
    86
                                       7.750          2,069.22
 328,000.00
    WASHINGTON       DC   20002          2            12/22/95
    10
    0380333626                           05           02/01/96
    25
1


    7292382                              O            01/01/26
    0


    1468921          070/728             F          250,000.00
    ZZ
    MORRIS              WILLIAM  E       360        249,832.26
     1
    10320 HALTON TERRACE               8.000          1,834.41
    90
                                       7.750          1,834.41
 277,815.00
    LANHAM           MD   20706          1            12/18/95
    21
    0380333634                           03           02/01/96
    25
    7292529                              O            01/01/26
    0


    1468922          070/728             F          228,000.00
    ZZ
    VAWTER              STEVEN   D       360        227,861.88
     1
    230 VIRGINIA AVENUE                8.500          1,753.12
    80
                                       8.250          1,753.12
 285,000.00
    SAN FRANCISCO    CA   94110          2            12/06/95
    00
    0380333642                           05           02/01/96
     0
    7308526                              O            01/01/26
    0


    1468923          070/728             F          720,000.00
    ZZ
    CRAY                ROBERT   W       360        719,529.02
     1
    65 FAIRWAY DRIVE                   8.125          5,345.98
    66
                                       7.875          5,345.98
1,100,000.00
    SAN RAFAEL       CA   94901          2            12/22/95
    00
    0380333659                           05           02/01/96
     0
    7308820                              O            01/01/26
    0


    1468924          070/728             F          180,000.00
    ZZ
    SHIN                MAN      C       360        179,896.44
     1
    5790 INDEPENDENCE                  8.750          1,416.06
    70
                                       8.500          1,416.06
 260,000.00
    WEST BLOOMFIELD  MI   48332          1            12/07/95
    00
    0380333667                           05           02/01/96
     0
    7312471                              O            01/01/26
    0


    1468925          070/728             F          331,500.00
    ZZ
    LIEVOIS             DANIEL   P       360        331,314.16
     1
    425 HARMON                         8.875          2,637.56
    73
                                       8.625          2,637.56
 456,500.00
    BIRMINGHAM       MI   48009          1            12/28/95
    00
    0380333675                           05           02/01/96
     0
    7312741                              O            01/01/26
    0


1


    1468926          070/728             F          211,250.00
    ZZ
    PIFFER              CHARLES  L       360        211,125.28
     1
    1001 BROOKIE DRIVE                 8.625          1,643.08
    65
                                       8.375          1,643.08
 325,000.00
    MARBLE           CO   81623          1            12/22/95
    00
    0380333683                           05           02/01/96
     0
    7332573                              O            01/01/26
    0


    1468929          070/728             F          296,000.00
    ZZ
    MEEKS JR            PAUL     J       360        295,816.02
     1
    3775 HAMPTON ROAD                  8.375          2,249.81
    80
                                       8.125          2,249.81
 370,000.00
    PASADENA         CA   91107          2            11/30/95
    00
    0380333725                           05           02/01/96
     0
    7394718                              O            01/01/26
    0


    1468930          070/728             F          212,000.00
    ZZ
    GOKHALE             VINAY            360        211,857.75
     1
    33 BELMONTE                        8.000          1,555.58
    80
                                       7.750          1,555.58
 265,000.00
    IRVINE           CA   92720          1            12/12/95
    00
    0380333733                           05           02/01/96
     0
    7395306                              O            01/01/26
    0


    1468931          070/728             F          642,000.00
    ZZ
    GOLDMAN             RICHARD  L       360        641,569.23
     1
    5534 COLLINGWOOD CIRCLE            8.000          4,710.77
    68
                                       7.750          4,710.77
 950,000.00
    (CALABASAS AREA  CA   91302          2            12/21/95
    00
    0380333741                           03           02/01/96
     0
    7396396                              O            01/01/26
    0


    1468932          070/728             F          476,000.00
    ZZ
    WAINMAN             R        M       360        475,688.63
     1
    11361 FARLIN STREET                8.125          3,534.29
    79
                                       7.875          3,534.29
 610,000.00
    LOS ANGELES      CA   90049          2            12/20/95
    00
    0380333758                           05           02/01/96
     0
    7396420                              O            01/01/26
    0


    1468933          070/728             F          296,000.00
    ZZ
    BROWNFIELD          JEFFREY  T       360        295,801.39
     1
    6331 PASO LOS CERRITOS             8.000          2,171.94
    80
                                       7.750          2,171.94
 370,000.00
1


    SAN JOSE         CA   95120          1            12/14/95
    00
    0380333766                           05           02/01/96
     0
    7410558                              O            01/01/26
    0


    1468934          070/728             F          315,000.00
    ZZ
    SITARAM             MURALIDHA        360        315,000.00
     1
    1541 HOLLINGSWORTH DRIVE           8.000          2,311.36
    90
                                       7.750          2,311.36
 350,000.00
    MOUNTAIN VIEW    CA   94040          1            01/03/96
    21
    0380333774                           05           03/01/96
    25
    7410655                              O            02/01/26
    0


    1468935          070/728             F          279,000.00
    ZZ
    TSENG               JOHNATHANT       360        278,822.10
     1
    2841 MONTAIR WAY                   8.250          2,096.03
    80
                                       8.000          2,096.03
 350,000.00
    UNION CITY       CA   94587          2            12/26/95
    00
    0380333782                           03           02/01/96
     0
    7411452                              O            01/01/26
    0


    1468936          070/728             F          372,500.00
    ZZ
    ABNEY               L.       K       360        372,256.34
     1
    81 PASCAL LANE                     8.125          2,765.80
    76
                                       7.875          2,765.80
 495,000.00
    AUSTIN           TX   78746          2            12/22/95
    00
    0380333790                           03           02/01/96
     0
    7421827                              O            01/01/26
    0


    1468937          070/728             F          211,800.00
    ZZ
    MCGLINCHEY          THOMAS   P       360        211,657.89
     1
    2032 VISTA DEL SOL                 8.000          1,554.11
    95
                                       7.750          1,554.11
 222,990.00
    CHINO HILLS      CA   91709          1            12/18/95
    12
    0380333808                           05           02/01/96
    30
    7425685                              O            01/01/26
    0


    1468938          070/728             F          338,400.00
    ZZ
    BERNDT              JOHN     S       360        338,184.21
     1
    707 NORTH DIANTHUS STREET          8.250          2,542.29
    80
                                       8.000          2,542.29
 423,000.00
    MANHATTAN BEACH  CA   90266          2            12/29/95
    00
    0380334129                           05           02/01/96
     0
    7436307                              O            01/01/26
    0
1




    1468939          070/728             F          224,800.00
    T
    SOARES              EARL     A       360        224,660.28
     1
    299 GENOA SPRINGS DRIVE            8.375          1,708.64
    78
                                       8.125          1,708.64
 291,000.00
    GENOA            NV   89411          2            12/08/95
    00
    0380333832                           05           02/01/96
     0
    7441942                              O            01/01/26
    0


    1468941          070/728             F          240,000.00
    ZZ
    JEFFRIES            ROBERT   T       360        239,708.19
     1
    21451 COLD SPRINGS LANE            8.500          1,845.39
    75
                                       8.250          1,845.39
 322,000.00
    DIAMOND BAR      CA   91765          2            11/14/95
    00
    0380333857                           05           01/01/96
     0
    7475959                              O            12/01/25
    0


    1468943          070/728             F          323,200.00
    ZZ
    KETTLEWELL          DONALD   R       360        322,845.60
     1
    1454 ANGOLA AVENUE                 9.000          2,600.54
    80
                                       8.750          2,600.54
 404,000.00
    LA HABRA HEIGHT  CA   90631          1            11/20/95
    00
    0380333873                           05           01/01/96
     0
    7531629                              O            12/01/25
    0


    1468944          070/728             F          231,300.00
    ZZ
    TAYLOR              DAVID    J       360        230,996.36
     1
    5720 WEST CHAPEL HILL ROAD         8.125          1,717.40
    95
                                       7.875          1,717.40
 243,500.00
    DOUGLASVILLE     GA   30135          1            11/16/95
    10
    0380333881                           05           01/01/96
    30
    7556604                              O            12/01/25
    0


    1468945          070/728             F          361,400.00
    ZZ
    PESCH               BRIAN    L       360        361,157.50
     1
    9 VISTA ROAD                       8.000          2,651.83
    47
                                       7.750          2,651.83
 770,000.00
    ENGLEWOOD        CO   80110          5            12/07/95
    00
    0380333899                           05           02/01/96
     0
    7561099                              O            01/01/26
    0


    1468946          070/728             F          133,000.00
    ZZ
    WILK                ERIC             360        132,820.92
     1
1


    4712 BIG LOOP                      8.000            975.91
    61
                                       7.750            975.91
 220,000.00
    NEW PORT RICHEY  FL   34653          1            12/07/95
    00
    0380333907                           05           01/01/96
     0
    7570764                              O            12/01/25
    0


    1468947          070/728             F          278,000.00
    ZZ
    MCEWAN              JOEL     A       360        277,827.21
     1
    3930 TARIAN COURT                  8.375          2,113.00
    80
                                       8.125          2,113.00
 350,000.00
    PALM HARBOR      FL   34684          2            12/13/95
    00
    0380333915                           03           02/01/96
     0
    7571695                              O            01/01/26
    0


    1468949          070/728             F          350,000.00
    ZZ
    HENRY JR            W        D       360        349,771.05
     1
    4804 ALAN DALE LANE                8.125          2,598.74
    64
                                       7.875          2,598.74
 554,500.00
    DALLAS           TX   75209          1            12/22/95
    00
    0380333931                           05           02/01/96
     0
    7590681                              O            01/01/26
    0


    1468950          070/728             F          376,000.00
    ZZ
    BRESLAW             JED      T       360        375,766.30
     1
    10355 CAMARILLO STREET             8.375          2,857.87
    79
                                       8.125          2,857.87
 480,000.00
    TOLUCA LAKE (AR  CA   91602          2            12/11/95
    00
    0380333949                           05           02/01/96
     0
    7611163                              O            01/01/26
    0


    1468951          070/728             F          304,000.00
    ZZ
    MAGDALENO           RONALD           360        304,000.00
     1
    23046 OXNARD STREET                8.250          2,283.85
    80
                                       8.000          2,283.85
 380,000.00
    WOODALND HILLS   CA   91367          1            01/04/96
    00
    0380333956                           05           03/01/96
     0
    7612021                              O            02/01/26
    0


    1468952          070/728             F          376,000.00
    ZZ
    GRANDY              JAMES            360        375,747.72
     1
    24831 BUCKBOARD LANE               8.000          2,758.95
    80
                                       7.750          2,758.95
 470,000.00
    LAGUNA HILLS     CA   92653          2            12/26/95
    00
    0380333964                           03           02/01/96
     0
1


    7612413                              O            01/01/26
    0


    1468953          070/728             F          232,750.00
    ZZ
    MADDIGAN            MICHAEL  M       360        232,601.59
     1
    20633 MAYALL STREET                8.250          1,748.57
    95
                                       8.000          1,748.57
 245,000.00
    CHATSWORTH (ARE  CA   91311          1            12/21/95
    21
    0380333972                           05           02/01/96
    30
    7612462                              O            01/01/26
    0


    1468954          070/728             F          290,700.00
    ZZ
    KEANE               MICHAEL  J       360        290,327.99
     1
    7 DOLPHIN LANE                     8.250          2,183.93
    95
                                       8.000          2,183.93
 306,000.00
    WEST ISLIP       NY   11795          1            11/29/95
    04
    0380333980                           05           01/01/96
    30
    7629085                              O            12/01/25
    0


    1468955          070/728             F          216,000.00
    ZZ
    SHAHRIARI           HASSAN           360        215,723.57
     1
    13614 NUBIAN COURT                 8.250          1,622.74
    77
                                       8.000          1,622.74
 284,000.00
    HERNDON          VA   22071          2            11/29/95
    00
    0380333998                           03           01/01/96
     0
    7631628                              O            12/01/25
    0


    1468956          070/728             F          295,000.00
    ZZ
    KANTROVITZ          STEVEN   H       360        294,686.15
     1
    18 CORNISH DRIVE                   8.250          2,216.24
    90
                                       8.000          2,216.24
 328,000.00
    HUDSON           MA   01749          2            12/15/95
    14
    0380334004                           05           02/01/96
    25
    7655848                              O            01/01/26
    0


    1468957          070/728             F          298,400.00
    ZZ
    KILLPACK            STEVEN   P       360        298,199.78
     1
    63 DARTMOUTH DRIVE                 8.000          2,189.55
    80
                                       7.750          2,189.55
 373,000.00
    LARKSPUR         CA   94939          1            12/19/95
    00
    0380334012                           05           02/01/96
     0
    7681573                              O            01/01/26
    0


1


    1468958          070/728             F          206,000.00
    ZZ
    KRON                MARC     A       360        205,868.64
     1
    1303 HANCOCK AVENUE                8.250          1,547.61
    90
                                       8.000          1,547.61
 230,000.00
    ALEXANDRIA       VA   22301          2            12/14/95
    14
    0380334020                           05           02/01/96
    25
    7683363                              O            01/01/26
    0


    1468959          070/728             F          226,500.00
    ZZ
    TAYLOR              JAMES    S       360        226,362.79
     1
    1205 LAKEVIEW PKWY HC73,BX 801     8.500          1,741.59
    75
                                       8.250          1,741.59
 302,000.00
    LOCUST GROVE     VA   22508          5            12/15/95
    00
    0380334038                           03           02/01/96
     0
    7683510                              O            01/01/26
    0


    1468960          070/728             F          128,000.00
    ZZ
    ROMANO              CHARLES  A       360        127,914.11
     1
    8834 SOUTH LONG DRIVE              8.000            939.22
    70
                                       7.750            939.22
 182,900.00
    WEST JORDAN      UT   84088          1            12/21/95
    00
    0380334046                           05           02/01/96
     0
    7700607                              O            01/01/26
    0


    1468961          070/728             F          223,250.00
    ZZ
    SLACUM              HARRY    T       360        223,114.75
     1
    20 VILLAGE DRIVE                   8.500          1,716.60
    95
                                       8.250          1,716.60
 235,000.00
    WALPOLE          MA   02081          1            12/28/95
    14
    0380334053                           05           02/01/96
    30
    7707492                              O            01/01/26
    0


    1468962          070/728             F          217,800.00
    ZZ
    AVALOS              JOHN     J       360        217,671.41
     1
    1032 SOUTH FLEETWELL AVENUE        8.625          1,694.03
    90
                                       8.375          1,694.03
 242,000.00
    WEST COVINA      CA   91791          2            12/26/95
    14
    0380334061                           05           02/01/96
    25
    7812879                              O            01/01/26
    0


    1468963          070/728             F          103,000.00
    ZZ
    GHASEMI-VAGHAR      ALI      H       360        102,930.89
     1
    W271 N1963 FIELDHACK DRIVE         8.000            755.78
    50
                                       7.750            755.78
 206,000.00
1


    PEWAUKEE         WI   53072          1            01/04/96
    00
    0380334079                           05           02/01/96
     0
    7816701                              O            01/01/26
    0


    1468964          070/728             F           75,000.00
    ZZ
    WRIGHT              LANA     J       360         74,952.18
     1
    21351 SAWMILL COURT                8.250            563.45
    63
                                       8.000            563.45
 120,000.00
    BOCA RATON       FL   33498          1            12/28/95
    00
    0380334087                           03           02/01/96
     0
    7831963                              O            01/01/26
    0


    1468965          070/728             F          250,000.00
    ZZ
    BATES               ROBERT   S       360        249,832.26
     1
    7002 S. AVENIDA DEL POTRILLO       8.000          1,834.41
    74
                                       7.750          1,834.41
 338,000.00
    TUCSON           AZ   85747          4            12/11/95
    00
    0380334095                           05           02/01/96
     0
    7865112                              O            01/01/26
    0


    1468966          070/728             F          414,000.00
    ZZ
    AIELLO              ANGELA   M       360        413,722.21
     1
    244 MUTTON TOWN ROAD               8.000          3,037.79
    79
                                       7.750          3,037.79
 529,000.00
    MUTTONTOWN       NY   11791          2            12/14/95
    00
    0380334103                           05           02/01/96
     0
    7888312                              O            01/01/26
    0


    1468967          070/728             F          248,000.00
    ZZ
    BROADWELL           GEORGE   P       360        247,849.76
     1
    8 OLD CLUBHOUSE ROAD               8.500          1,906.91
    42
                                       8.250          1,906.91
 600,000.00
    GREENWICH        CT   06870          2            12/22/95
    00
    0380334111                           05           02/01/96
     0
    7891705                              O            01/01/26
    0


    1468968          070/728             F          130,000.00
    ZZ
    PEET                CREIGHTON        360        129,919.20
     1
    157 SCHOOL STREET                  8.375            988.09
    46
                                       8.125            988.09
 285,000.00
    WAYLAND          MA   01778          5            12/11/95
    00
    0380333816                           05           02/01/96
     0
    7891987                              O            01/01/26
    0
1




    1468969          070/728             F          209,500.00
    ZZ
    MAKEPEACE           WALTER           360        209,321.18
     1
    22 SEABREEZE DRIVE                 8.250          1,573.90
    83
                                       8.000          1,573.90
 255,000.00
    WATERFORD        CT   06385          2            12/15/95
    01
    0380333824                           05           02/01/96
    12
    7897843                              O            01/01/26
    0


    1468970          070/728             F          228,500.00
    ZZ
    KAZANJIAN           ROBIN            360        228,357.97
     1
    2 BAYBERRY ROAD                    8.375          1,736.77
    79
                                       8.125          1,736.77
 290,000.00
    WINDHAM          NH   03087          2            12/22/95
    00
    0380334137                           05           02/01/96
     0
    7906639                              O            01/01/26
    0


    1468971          070/728             F          543,000.00
    ZZ
    STERNLIEB           MICHAEL  J       360        542,687.60
     1
    4071 POST RD.                      8.750          4,271.78
    75
                                       8.500          4,271.78
 725,000.00
    WINSTON          GA   30187          2            12/07/95
    00
    0380334145                           05           02/01/96
     0
    7909285                              O            01/01/26
    0


    1468972          070/728             F          340,200.00
    ZZ
    MARTIN              ROBERT   W       360        339,983.07
     1
    1411 KEEGAN COURT                  8.250          2,555.81
    80
                                       8.000          2,555.81
 425,259.00
    COLUMBIA         MO   65203          1            12/13/95
    00
    0380334152                           05           02/01/96
     0
    7915777                              O            01/01/26
    0


    1468973          070/728             F          269,600.00
    ZZ
    FARMER              LLOYD    N       360        269,419.10
     1
    4438 ST ANDREWS DRIVE              8.000          1,978.23
    80
                                       7.750          1,978.23
 337,022.00
    STOCKTON         CA   95219          1            12/06/95
    00
    0380334160                           03           02/01/96
     0
    7916316                              O            01/01/26
    0


    1468974          070/728             F          237,400.00
    ZZ
    ROYSDEN             JOHN     T       360        237,248.62
     1
1


    3100 JULIAN AVENUE                 8.250          1,783.51
    95
                                       8.000          1,783.51
 249,900.00
    LONG BEACH       CA   90808          1            12/08/95
    12
    0380334178                           05           02/01/96
    30
    7919244                              O            01/01/26
    0


    1468975          070/728             F          500,000.00
    ZZ
    RICH                BRADFORD W       360        499,326.77
     1
    6 CLUBHOUSE GRN                    8.000          3,668.83
    80
                                       7.750          3,668.83
 625,000.00
    SAN ANTONIO      TX   78257          1            11/29/95
    00
    0380334186                           03           01/01/96
     0
    7941576                              O            12/01/25
    0


    1468976          070/728             F          260,000.00
    ZZ
    CONNELLY SR         ROLAND   L       360        259,825.54
     1
    3926 STARMOUNT DRIVE               8.000          1,907.79
    80
                                       7.750          1,907.79
 325,000.00
    GREENSBORO       NC   27410          1            12/27/95
    00
    0380334194                           05           02/01/96
     0
    7963602                              O            01/01/26
    0


    1468977          070/728             F          222,000.00
    ZZ
    MCPHERSON           PHILLIP          360        221,890.80
     2
    280 ARGYLE ROAD                    9.500          1,866.70
    90
                                       9.250          1,866.70
 247,000.00
    BROOKLYN         NY   11218          1            12/20/95
    14
    0380334202                           05           02/01/96
    25
    7973157                              O            01/01/26
    0


    1468979          070/728             F          279,000.00
    T
    WOODS               RICHARD  P       360        278,835.28
     1
    1400 SAN JUAN HILLS DRIVE #102     8.625          2,170.03
    90
                                       8.375          2,170.03
 310,000.00
    LAS VEGAS        NV   89134          1            12/22/95
    01
    0380334228                           01           02/01/96
    30
    8081812                              O            01/01/26
    0


    1468980          070/728             F          256,450.00
    ZZ
    KIM                 ALEX     B       360        256,290.60
     1
    15 COVINGTON                       8.375          1,949.21
    95
                                       8.125          1,949.21
 269,990.00
    MISSION VIEJO    CA   92692          1            12/18/95
    14
    0380334236                           05           02/01/96
    30
1


    8151490                              O            01/01/26
    0


    1468981          070/728             F          267,750.00
    ZZ
    VASILE              RICHARD          360        267,025.76
     1
    28 REGALO DRIVE                    8.750          2,106.39
    90
                                       8.500          2,106.39
 297,500.00
    MISSION VIEJO    CA   92692          1            11/28/95
    14
    0380334251                           03           01/01/96
    25
    8180418                              O            12/01/25
    0


    1468982          070/728             F          210,000.00
    ZZ
    SARMA               ATUL     C       360        209,458.81
     1
    8100 HARROW COURT                  8.250          1,577.66
    75
                                       8.000          1,577.66
 280,000.00
    LOUISVILLE       KY   40220          2            09/15/95
    00
    0380334269                           05           11/01/95
     0
    9305434                              O            10/01/25
    0


    1468983          070/728             F          284,800.00
    ZZ
    MILLER              JEFFREY  H       360        283,500.75
     1
    14436 DURHAM RD                    8.000          2,089.76
    80
                                       7.750          2,089.76
 356,000.00
    MINNETONKA       MN   55345          1            08/28/95
    00
    0380334277                           05           10/01/95
     0
    9328480                              O            09/01/25
    0


    1468984          070/728             F          218,500.00
    ZZ
    BENETUA             JERRY    T       360        218,357.07
     1
    589 WAITE AVENUE                   8.125          1,622.36
    95
                                       7.875          1,622.36
 230,000.00
    SUNNYVALE        CA   94087          1            12/20/95
    01
    0380334285                           05           02/01/96
    30
    9547730                              O            01/01/26
    0


    1468996          025/025             F          280,000.00
    ZZ
    HANNAY              MARK     D       360        279,632.44
     1
    4927 62ND AVENUE SOUTH             8.125          2,078.99
    80
                                       7.875          2,078.99
 350,000.00
    ST PETERSBURG    FL   33715          1            11/20/95
    00
    444431                               03           01/01/96
     0
    444431                               O            12/01/25
    0


1


    1469000          227/728             F          255,600.00
    ZZ
    PHILLIPS            GEOFFREY S       360        255,390.48
     1
    2565 BROGANS BLUFF DRIVE           7.000          1,700.52
    80
                                       6.750          1,700.52
 319,500.00
    COLORADO SPRING  CO   80919          1            12/08/95
    00
    0380324989                           05           02/01/96
     0
    1622904                              O            01/01/26
    0


    1469003          025/025             F          305,000.00
    ZZ
    ROCHESTER           DANIEL   M       360        304,800.48
     1
    6312 HAWKSBILL DRIVE               8.125          2,264.62
    64
                                       7.875          2,264.62
 481,500.00
    WILMINGTON       NC   28409          2            12/01/95
    00
    9500054                              03           02/01/96
     0
    9500054                              O            01/01/26
    0


    1469007          439/728             F          290,700.00
    ZZ
    NELSON              GRACE    S       360        290,700.00
     1
    255 CASTENADA DRIVE                7.450          2,022.68
    61
                                       7.200          2,022.68
 480,000.00
    MILLBRAE         CA   94030          1            12/27/95
    00
    0380318460                           05           03/01/96
     0
    1818375                              O            02/01/26
    0


    1469009          439/728             F          240,000.00
    ZZ
    GARDNER             CYNTHIA  A       360        240,000.00
     1
    1026 WEBSTER STREET                7.650          1,702.84
    80
                                       7.400          1,702.84
 300,000.00
    PALO ALTO        CA   94301          1            12/28/95
    00
    0380318478                           05           03/01/96
     0
    1825196                              O            02/01/26
    0


    1469011          439/728             F          373,500.00
    ZZ
    VELTMANN            JAMES    S       360        373,249.39
     1
    430 TAVARA PLACE                   8.000          2,740.61
    90
                                       7.750          2,740.61
 415,000.00
    SAN DIEGO        CA   92106          1            12/21/95
    10
    0380318494                           05           02/01/96
    25
    1831852                              O            01/01/26
    0


    1469012          881/728             F          646,800.00
    ZZ
    LEONARD             JOHN     A       360        646,800.00
     1
    1410 WILL GEER ROAD                7.875          4,689.75
    77
    TOPANGA AREA                       7.625          4,689.75
 840,000.00
1


    LOS ANGELES      CA   90290          2            01/18/96
    00
    0380330044                           05           03/01/96
     0
    103109                               O            02/01/26
    0


    1469025          776/728             F          432,000.00
    ZZ
    LEVIN               HARRIS   D       360        431,724.53
     1
    2221 BRYCE LANE                    8.250          3,245.47
    80
                                       8.000          3,245.47
 540,000.00
    DAVIS            CA   95616          2            12/19/95
    00
    0380315086                           05           02/01/96
     0
    2326751                              O            01/01/26
    0


    1469027          195/728             F          270,000.00
    ZZ
    ZOLLA               MARSHALL S       360        270,000.00
     1
    1027 MANNING AVENUE                7.500          1,887.88
    34
                                       7.250          1,887.88
 810,000.00
    LOS ANGELES      CA   90024          2            01/03/96
    00
    0380316530                           05           03/01/96
     0
    48106                                O            02/01/26
    0


    1469029          776/728             F          240,000.00
    ZZ
    GARCIA              RICHARD          360        239,865.45
     1
    2704 EAST LARK HILL DRIVE          8.875          1,909.55
    80
                                       8.625          1,909.55
 300,000.00
    WEST COVINA      CA   91791          1            12/27/95
    00
    0380318783                           05           02/01/96
     0
    6126117                              O            01/01/26
    0


    1469030          025/025             F          300,000.00
    ZZ
    WOLFSON             GARY     M       360        299,436.68
     1
    5791 DIXIE BELLE ROAD              8.375          2,280.22
    68
                                       8.125          2,280.22
 444,000.00
    PALM BEACH GARD  FL   33418          1            10/06/95
    00
    472854                               03           12/01/95
     0
    472854                               O            11/01/25
    0


    1469031          776/728             F          211,500.00
    ZZ
    ANAYA               BALTAZAR         360        211,358.08
     1
    24 GRANT                           8.000          1,551.92
    90
                                       7.750          1,551.92
 235,000.00
    IRVINE           CA   92720          1            12/20/95
    01
    0380330770                           05           02/01/96
    25
    6126015                              O            01/01/26
    0
1




    1469035          232/232             F          295,000.00
    ZZ
    MITHAVAYANI         ASHIO    A       360        295,000.00
     1
    3101 S.W. 117 AVENUE               8.125          2,190.37
    75
                                       7.875          2,190.37
 394,000.00
    DAVIE            FL   33330          5            12/28/95
    00
    286929                               05           03/01/96
     0
    286929                               O            02/01/26
    0


    1469036          776/728             F          348,800.00
    ZZ
    MURPHY              STEVEN   G       360        348,577.58
     1
    1867 FOX SPRINGS CIRCLE            8.250          2,620.42
    80
    NEWBURY PARK AREA                  8.000          2,620.42
 436,000.00
    THOUSAND OAKS    CA   91320          1            12/29/95
    00
    0380328154                           05           02/01/96
     0
    2126249                              O            01/01/26
    0


    1469039          881/728             F          278,100.00
    ZZ
    GRIFFIN             JAMES    K       360        277,922.67
     1
    5825 CASCABEL ROAD                 8.250          2,089.27
    90
                                       8.000          2,089.27
 309,000.00
    ATASCADERO       CA   93422          1            12/28/95
    14
    0380318569                           05           02/01/96
    25
    601922                               O            01/01/26
    0


    1469041          881/728             F          292,500.00
    ZZ
    KIM                 HUN      S       360        292,322.80
     1
    5641 STARDUST ROAD                 8.500          2,249.07
    90
                                       8.250          2,249.07
 325,000.00
    LA CANADA-FLINT  CA   91011          1            12/27/95
    14
    0380317769                           05           02/01/96
    25
    103092                               O            01/01/26
    0


    1469045          369/728             F          219,758.00
    ZZ
    BOYD                KENNETH  R       360        219,614.24
     1
    3576 BOXWOOD DRIVE                 8.125          1,631.70
    90
                                       7.875          1,631.70
 245,000.00
    GRAPEVINE        TX   76051          1            12/15/95
    12
    0380327081                           05           02/01/96
    25
    49389208                             O            01/01/26
    0


    1469047          814/728             F          246,000.00
    ZZ
    SMITH               RITA             360        246,000.00
     1
1


    210 SHEFFIELD ROAD                 8.500          1,891.53
    64
                                       8.250          1,891.53
 390,000.00
    ALAMEDA          CA   94502          2            01/03/96
    00
    0380316977                           03           03/01/96
     0
    809512175                            O            02/01/26
    0


    1469048          E19/728             F          220,000.00
    ZZ
    SANCHEZ             RAUL     T       360        220,000.00
     1
    655 SOLWAY STREET                  8.250          1,652.79
    79
                                       8.000          1,652.79
 280,000.00
    GLENDALE         CA   91206          2            01/03/96
    00
    0380320540                           05           03/01/96
     0
    4671                                 O            02/01/26
    0


    1469049          025/025             F          283,500.00
    ZZ
    OTAL                THOMAS   M       360        283,108.52
     1
    992 BRIGHTWATER CR                 7.875          2,055.57
    90
                                       7.625          2,055.57
 315,000.00
    MAITLAND         FL   32751          1            11/20/95
    14
    458291                               03           01/01/96
    25
    458291                               O            12/01/25
    0


    1469051          E19/728             F          252,000.00
    ZZ
    MAYERSON            DREW     A       360        252,000.00
     1
    1431 SOUTH WHITEHALL PLACE         8.000          1,849.09
    78
                                       7.750          1,849.09
 325,000.00
    THOUSAND OAKS    CA   91361          2            01/04/96
    00
    0380317694                           03           03/01/96
     0
    3741                                 O            02/01/26
    0


    1469053          961/728             F          260,000.00
    ZZ
    FERTAL              MATTHEW  J       360        259,821.07
     1
    20372 CRAIMER LANE                 7.875          1,885.18
    80
                                       7.625          1,885.18
 325,000.00
    HUNTINGTON BEAC  CA   92646          5            12/14/95
    00
    0380321530                           05           02/01/96
     0
    09108461                             O            01/01/26
    0


    1469058          596/728             F          375,750.00
    ZZ
    MRACHEK             DAVID    A       360        375,504.21
     1
    6059 DEERFORD ROW                  8.125          2,789.93
    80
                                       7.875          2,789.93
 469,738.00
    LA JOLLA         CA   92037          1            12/19/95
    00
    0380321506                           03           02/01/96
     0
1


    49169832                             O            01/01/26
    0


    1469087          369/728             F          224,550.00
    ZZ
    HARDESTY            KIRK     D       360        224,387.47
     1
    5315 BRANDY DRIVE                  7.625          1,589.36
    78
                                       7.375          1,589.36
 290,000.00
    MT AIRY          MD   21771          2            12/20/95
    00
    0380320235                           05           02/01/96
     0
    49069552                             O            01/01/26
    0


    1469089          369/728             F          228,600.00
    ZZ
    HULL                MEREDITH T       360        228,442.68
     1
    25 WEST 49TH STREET                7.875          1,657.51
    90
                                       7.625          1,657.51
 254,000.00
    INDIANAPOLIS     IN   46208          1            12/29/95
    14
    0380317363                           05           02/01/96
    25
    49263304                             O            01/01/26
    0


    1469090          369/728             F          267,300.00
    ZZ
    FLAHERTY            SEAN     W       360        267,120.64
     1
    2650 WYNFIELD ROAD                 8.000          1,961.36
    90
                                       7.750          1,961.36
 297,000.00
    WEST FRIENDSHIP  MD   21794          2            12/21/95
    10
    0380321498                           05           02/01/96
    25
    48871412                             O            01/01/26
    0


    1469094          561/728             F          462,000.00
    ZZ
    RAUCH               ROBERT   D       360        461,673.92
     1
    28466 WATERVIEW DRIVE              7.750          3,309.83
    62
                                       7.500          3,309.83
 750,000.00
    EASTON           MD   21601          2            12/21/95
    00
    0380323908                           05           02/01/96
     0
    8685240                              O            01/01/26
    0


    1469095          232/232             F          216,000.00
    ZZ
    STRUS               JENNIFER A       360        215,851.35
     1
    1018 N "G" ST                      7.875          1,566.15
    90
                                       7.625          1,566.15
 240,000.00
    TACOMA           WA   98403          1            12/27/95
    11
    10835990                             05           02/01/96
    25
    10835990                             O            01/01/26
    0


1


    1469109          559/728             F          255,000.00
    ZZ
    MAAS                GIDON            360        254,837.40
     1
    1080 BELVEDERE LANE                8.250          1,915.73
    67
                                       8.000          1,915.73
 385,000.00
    SAN JOSE         CA   95129          1            12/14/95
    00
    0380316043                           05           02/01/96
     0
    0418160                              O            01/01/26
    0


    1469175          491/491             F          251,780.00
    ZZ
    CANO                JOSE             360        250,986.52
     1
    642 ROBIN DRIVE                    8.375          1,913.71
    92
                                       8.125          1,913.71
 275,000.00
    SANTA CLARA      CA   95050          2            08/10/95
    04
    4956222                              05           10/01/95
    25
    4956222                              O            09/01/25
    0


    1469176          491/491             F          216,600.00
    ZZ
    REIS                GARY     J       360        215,468.06
     1
    5095 RAFTON DRIVE                  8.250          1,627.25
    95
                                       8.000          1,627.25
 228,000.00
    SAN JOSE         CA   95124          1            05/23/95
    11
    5590671                              05           07/01/95
    25
    5590671                              O            06/01/25
    0


    1469177          491/491             F          415,000.00
    ZZ
    WISE                MICHAEL  T       360        413,788.62
     1
    24301 ELISE COURT                  8.750          3,264.81
    24
                                       8.500          3,264.81
1,750,000.00
    LOS ALTOS HILLS  CA   94024          2            08/25/95
    00
    60002522                             05           10/01/95
     0
    60002522                             O            09/01/25
    0


    1469179          491/491             F          300,000.00
    ZZ
    FISCHER             JOHN     R       360        299,265.24
     1
    8210 HONEYCOMB LANE                8.500          2,306.75
    80
                                       8.250          2,306.75
 375,000.00
    GILROY           CA   95020          2            09/19/95
    00
    60095172                             05           11/01/95
     0
    60095172                             O            10/01/25
    0


    1469180          491/491             F          318,500.00
    ZZ
    KELLER              RON              360        317,636.54
     1
    24781 QUEENS COURT                 8.000          2,337.05
    80
                                       7.750          2,337.05
 400,000.00
1


    LAGUNA NIGUEL    CA   92677          2            09/26/95
    00
    60104767                             03           11/01/95
     0
    60104767                             O            10/01/25
    0


    1469181          491/491             F          359,800.00
    ZZ
    MARKOW              RAYMOND  B       360        358,918.78
     1
    138 RANCH LANE                     8.500          2,766.56
    90
                                       8.250          2,766.56
 399,900.00
    SANTA BARBARA    CA   93110          1            09/11/95
    04
    60106182                             03           11/01/95
    25
    60106182                             O            10/01/25
    0


    1469182          491/491             F          223,175.00
    ZZ
    HEWITT              JOHN             360        222,628.40
     1
    22131 LANTERN LANE                 8.500          1,716.03
    90
                                       8.250          1,716.03
 248,000.00
    LAKE FOREST      CA   92630          2            09/21/95
    21
    60116331                             03           11/01/95
    25
    60116331                             O            10/01/25
    0


    1469183          491/491             F          297,500.00
    ZZ
    JONSSON             SUZANNE          360        296,752.54
     1
    4236 PURDUE STREET                 8.375          2,261.22
    70
                                       8.125          2,261.22
 430,000.00
    DALLAS           TX   75225          1            09/27/95
    00
    60132035                             05           11/01/95
     0
    60132035                             O            10/01/25
    0


    1469184          491/491             F          224,000.00
    ZZ
    BRUNELLI            ANDREW   M       360        223,534.48
     1
    36943 ALLEN COURT                  7.875          1,624.16
    80
                                       7.625          1,624.16
 280,000.00
    FREMONT          CA   94536          1            09/28/95
    00
    60141301                             05           12/01/95
     0
    60141301                             O            11/01/25
    0


    1469185          491/491             F          354,450.00
    ZZ
    KNIPPEL             ROSS     C       360        353,784.44
     1
    587 HIGHLAND AVENUE                8.375          2,694.08
    85
                                       8.125          2,694.08
 417,000.00
    HALF MOON BAY    CA   94019          1            10/04/95
    11
    60147296                             05           12/01/95
    12
    60147296                             O            11/01/25
    0
1




    1469186          491/491             F          218,500.00
    ZZ
    MURPHY              JOHN     A       360        217,828.71
     1
    1440-1442 FLORIDA STREET           8.500          1,680.08
    95
                                       8.250          1,680.08
 230,000.00
    SAN FRANCISCO    CA   94110          1            08/21/95
    04
    60148349                             05           10/01/95
    30
    60148349                             O            09/01/25
    0


    1469188          491/491             F          256,450.00
    ZZ
    HEARTY              PAUL     J       360        255,754.79
     1
    14529 MAPLEWOOD STREET             8.000          1,881.74
    90
                                       7.750          1,881.74
 285,000.00
    POWAY            CA   92064          1            09/22/95
    04
    60153164                             05           11/01/95
    25
    60153164                             O            10/01/25
    0


    1469189          491/491             F          227,050.00
    ZZ
    SOLICH              MARK     A       360        226,334.42
     1
    11519 PROSPECT HILL DRIVE          8.375          1,725.75
    95
                                       8.125          1,725.75
 239,000.00
    RANCHO CORDOVA   CA   95670          1            08/22/95
    10
    60158883                             03           10/01/95
    30
    60158883                             O            09/01/25
    0


    1469190          491/491             F          350,000.00
    ZZ
    BELL                REX              360        349,051.18
     1
    124 FOREST SIDE AVENUE             8.000          2,568.18
    87
                                       7.750          2,568.18
 405,000.00
    SAN FRANCISCO    CA   94127          2            09/01/95
    04
    60159197                             05           11/01/95
    25
    60159197                             O            10/01/25
    0


    1469191          491/491             F          263,950.00
    ZZ
    HEIMBIGNER          BRIAN    E       360        263,428.48
     1
    15348 SE 49TH PL                   8.125          1,959.83
    80
                                       7.875          1,959.83
 329,950.00
    BELLEVUE         WA   98006          1            10/24/95
    00
    60161655                             05           12/01/95
     0
    60161655                             O            11/01/25
    0


    1469192          491/491             F          324,000.00
    ZZ
    ANDERSON            MARK     T       360        323,359.83
     1
1


    540 RIVERBOTTOM RD                 8.125          2,405.70
    80
                                       7.875          2,405.70
 405,000.00
    ELLENSBURG       WA   98926          1            10/19/95
    00
    60161868                             05           12/01/95
     0
    60161868                             O            11/01/25
    0


    1469193          491/491             F          355,500.00
    ZZ
    BERNADAS            SALVADOR R       360        355,021.33
     1
    2509 BARTON'S BLUFF COURT          8.000          2,608.54
    85
                                       7.750          2,608.54
 420,000.00
    AUSTIN           TX   78746          2            11/27/95
    10
    60167564                             03           01/01/96
    12
    60167564                             O            12/01/25
    0


    1469194          491/491             F          358,500.00
    ZZ
    COLBY               THOMAS   M       360        357,736.00
     1
    3103 RIVA RIDGE ROAD               7.750          2,568.34
    78
                                       7.500          2,568.34
 465,000.00
    AUSTIN           TX   78746          1            10/26/95
    00
    60169711                             03           12/01/95
     0
    60169711                             O            11/01/25
    0


    1469195          491/491             F          266,000.00
    ZZ
    REYNEN              DAVID    J       360        265,072.58
     1
    10 CHICORY BEND COURT              7.875          1,928.69
    95
                                       7.625          1,928.69
 280,000.00
    SACRAMENTO       CA   95831          1            08/21/95
    11
    60210753                             05           10/01/95
    30
    60210753                             O            09/01/25
    0


    1469197          491/491             F          288,200.00
    ZZ
    HAMILTON            JOHN             360        287,494.17
     1
    1641 HUSTED AVENUE                 8.500          2,216.01
    79
                                       8.250          2,216.01
 367,000.00
    SAN JOSE         CA   95125          2            09/22/95
    00
    60213621                             05           11/01/95
     0
    60213621                             O            10/01/25
    0


    1469198          491/491             F          380,000.00
    ZZ
    CRETZ               MARK             360        378,969.84
     1
    1701 TRADEWINDS LANE               8.000          2,788.31
    80
                                       7.750          2,788.31
 475,000.00
    NEWPORT BEACH    CA   92660          1            09/20/95
    00
    60241411                             05           11/01/95
     0
1


    60241411                             O            10/01/25
    0


    1469199          491/491             F          382,500.00
    ZZ
    PALMER              H.       B       360        381,744.25
     1
    118 CARBONERA DRIVE                8.125          2,840.06
    85
                                       7.875          2,840.06
 450,000.00
    SANTA CRUZ       CA   95060          1            10/06/95
    14
    60268387                             05           12/01/95
    12
    60268387                             O            11/01/25
    0


    1469200          491/491             F          274,000.00
    ZZ
    GILBERT             STEVEN   E       360        273,498.47
     1
    118 PONDEROSA COURT                8.500          2,106.83
    95
                                       8.250          2,106.83
 288,500.00
    SANTA CRUZ       CA   95060          1            10/17/95
    04
    60269057                             05           12/01/95
    30
    60269057                             O            11/01/25
    0


    1469201          491/491             F          289,750.00
    ZZ
    OVERBY              BRUCE    A       360        289,359.86
     1
    402 NUESTRA AVENUE                 8.000          2,126.09
    95
                                       7.750          2,126.09
 305,000.00
    SUNNYVALE        CA   94086          1            11/03/95
    11
    60276363                             05           01/01/96
    30
    60276363                             O            12/01/25
    0


    1469202          491/491             F          225,000.00
    ZZ
    KIM                 SANG     W       360        224,588.16
     1
    403 UPTON STREET                   8.500          1,730.06
    72
                                       8.250          1,730.06
 315,000.00
    REDWOOD CITY     CA   94062          5            10/23/95
    00
    60276479                             05           12/01/95
     0
    60276479                             O            11/01/25
    0


    1469203          491/491             F          311,100.00
    ZZ
    LEINWAND            ALLAN            360        310,453.45
     1
    2064 GREEN STREET                  7.875          2,255.70
    50
                                       7.625          2,255.70
 630,000.00
    SAN FRANCISCO    CA   94123          1            10/31/95
    00
    60276835                             01           12/01/95
     0
    60276835                             O            11/01/25
    0


1


    1469204          491/491             F          562,500.00
    ZZ
    CLAUSEN             GREGORY          360        561,331.03
     1
    62 PIEDMONT ROAD                   7.875          4,078.52
    75
                                       7.625          4,078.52
 750,000.00
    LARKSPUR         CA   94904          1            10/25/95
    00
    60276860                             05           12/01/95
     0
    60276860                             O            11/01/25
    0


    1469205          491/491             F          397,500.00
    ZZ
    BLUE                PATRICIA         360        396,673.90
     1
    16456 ENGLEWOOD AVENUE             7.875          2,882.16
    75
                                       7.625          2,882.16
 530,000.00
    LOS GATOS        CA   95032          5            10/11/95
    00
    60278757                             05           12/01/95
     0
    60278757                             O            11/01/25
    0


    1469206          491/491             F          327,000.00
    ZZ
    TATE-POULOS         PEGGY    J       360        326,285.45
     1
    1004 TRILLIUM LANE                 7.625          2,314.49
    62
                                       7.375          2,314.49
 530,000.00
    MILL VALLEY      CA   94941          1            10/04/95
    00
    60279150                             05           12/01/95
     0
    60279150                             O            11/01/25
    0


    1469207          491/491             F          270,967.00
    ZZ
    PREUNINGER          DALE     F       360        270,592.82
     1
    115 COSTANZA DRIVE                 7.875          1,964.70
    68
                                       7.625          1,964.70
 400,000.00
    MARTINEZ         CA   94553          2            10/27/95
    00
    60290340                             05           01/01/96
     0
    60290340                             O            12/01/25
    0


    1469208          491/491             F          450,000.00
    ZZ
    IGATA               ANN      W       360        449,041.00
     1
    4733 CORTLAND DRIVE                7.750          3,223.86
    63
                                       7.500          3,223.86
 720,000.00
    NEWPORT BEACH    CA   92625          2            10/24/95
    00
    60299428                             03           12/01/95
     0
    60299428                             O            11/01/25
    0


    1469209          491/491             F          235,000.00
    ZZ
    CRAWFORD            RICHARD  L       360        234,714.25
     1
    10218 OVERHILL DRIVE               8.500          1,806.95
    45
                                       8.250          1,806.95
 530,000.00
1


    SANTA ANA        CA   92705          2            11/02/95
    00
    60343711                             05           01/01/96
     0
    60343711                             O            12/01/25
    0


    1469210          491/491             F          445,200.00
    ZZ
    DOHERTY             GREGORY  M       360        444,364.02
     1
    1435 CREST DRIVE                   8.375          3,383.85
    80
                                       8.125          3,383.85
 556,500.00
    ALTADENA AREA    CA   91001          1            10/17/95
    00
    60350598                             05           12/01/95
     0
    60350598                             O            11/01/25
    0


    1469211          491/491             F          343,000.00
    ZZ
    SANDY               JERRY            360        342,489.29
     1
    1880 CARMELITA DRIVE               7.500          2,398.31
    61
                                       7.250          2,398.31
 570,000.00
    SAN CARLOS       CA   94070          1            11/09/95
    00
    60401338                             05           01/01/96
     0
    60401338                             O            12/01/25
    0


    1469212          491/491             F          250,500.00
    ZZ
    KOCH                LORIN    W       360        250,179.42
     1
    6803 TAGLIO COURT                  8.250          1,881.93
    75
                                       8.000          1,881.93
 335,000.00
    SAN JOSE         CA   95120          5            11/01/95
    00
    60401753                             05           01/01/96
     0
    60401753                             O            12/01/25
    0


    1469241          253/253             F          118,750.00
    ZZ
    LEBLANC             ESTHER   A       360        118,750.00
     1
    38 FLAGGSTONE PLACE                8.625            923.63
    95
                                       8.375            923.63
 125,000.00
    BRIDGEWATER      MA   02324          2            01/02/96
    21
    312562                               01           03/01/96
    30
    312562                               O            02/01/26
    0


    1469247          E15/728             F          300,000.00
    ZZ
    MILSTEIN            JOSEPH   G       360        300,000.00
     1
    19515 GREENBRIAR DRIVE             7.625          2,123.38
    74
    TARZANA AREA                       7.375          2,123.38
 410,000.00
    LOS ANGELES      CA   91356          1            01/23/96
    00
    0380340449                           05           03/01/96
     0
    04195061                             O            02/01/26
    0
1




    1469249          A06/728             F          271,500.00
    ZZ
    KADLIC              J        P       360        271,313.15
     1
    3799 PEABODY DR                    7.875          1,968.57
    75
                                       7.625          1,968.57
 362,000.00
    BLOOMFIELD HILL  MI   48301          2            12/20/95
    00
    0380319203                           05           02/01/96
     0
    955704                               O            01/01/26
    0


    1469263          105/728             F          192,500.00
    T
    COSTELLO            DONALD   L       360        192,377.25
     1
    121 69TH STREET                    8.250          1,446.19
    70
                                       8.000          1,446.19
 275,000.00
    VIRGINIA BEACH   VA   23451          2            12/22/95
    00
    0380317421                           01           02/01/96
     0
    916718                               O            01/01/26
    0


    1469266          562/728             F          247,000.00
    ZZ
    BOWMAN              BERNARD  B       360        246,857.89
     1
    LOGANBERRY COURT                   8.750          1,943.15
    95
                                       8.500          1,943.15
 260,000.00
    EAST FISHKILL    NY   12533          1            12/27/95
    11
    0380320128                           05           02/01/96
    30
    458026                               O            01/01/26
    0


    1469269          754/754             F          289,000.00
    ZZ
    LIBERMAN            MARC     L       360        288,820.37
     1
    1080 WASHINGTON STREET             8.375          2,196.61
    90
                                       8.125          2,196.61
 321,500.00
    BATH             ME   04530          1            12/29/95
    10
    43793                                05           02/01/96
    25
    43793                                O            01/01/26
    0


    1469273          025/025             F          300,000.00
    ZZ
    KUDZMA              DAVID    J       360        299,803.76
     1
    811 E DILIDO DRIVE                 8.125          2,227.49
    52
                                       7.875          2,227.49
 580,000.00
    MIAMI BEACH      FL   33139          5            11/29/95
    00
    108379                               05           02/01/96
     0
    108379                               O            01/01/26
    0


    1469286          731/728             F          300,000.00
    ZZ
    TRAN                HAI      P       360        300,000.00
     1
1


    3972 CLAIRTOR WAY                  8.500          2,306.74
    77
                                       8.250          2,306.74
 390,000.00
    SAN JOSE         CA   95132          2            12/28/95
    00
    0380335522                           05           03/01/96
     0
    112151315                            O            02/01/26
    0


    1469289          943/943             F          170,000.00
    ZZ
    ABDELAL,            RIAD     H       320        169,678.22
     1
    284 HOLBROOK ROAD                  7.750          1,258.29
    71
                                       7.500          1,258.29
 240,000.00
     LAKE RONKONKOM  NY   11779          5            11/22/95
    00
    11062450                             05           01/01/96
     0
    11062450                             O            08/01/22
    0


    1469292          943/943             F          397,600.00
    BB
    HEPP, JR            MARK     J       360        395,710.62
     1
    3469 DANIELLA COURT                7.250          2,712.34
    80
                                       7.000          2,712.34
 497,000.00
    CALABASAS        CA   91302          1            07/19/95
    00
    5050005653                           03           09/01/95
     0
    5050005653                           O            08/01/25
    0


    1469294          943/943             F          388,200.00
    ZZ
    WILLIAMS            JOHN             360        387,489.45
     1
    10 OLD JACKSON AVENUE              8.500          2,984.93
    74
    UNIT 73                            8.250          2,984.93
 525,000.00
    HASTINGS ON HUD  NY   10706          2            10/04/95
    00
    5050007396                           01           12/01/95
     0
    5050007396                           O            11/01/25
    0


    1469295          943/943             F          263,150.00
    ZZ
    TSORVAS             STEPHEN  C       360        262,949.76
     1
    150 JAMES STREET                   7.375          1,817.52
    95
                                       7.125          1,817.52
 277,000.00
    FAIRFIELD        CT   06430          1            12/11/95
    21
    5050008155                           05           02/01/96
    30
    5050008155                           O            01/01/26
    0


    1469296          943/943             F          326,000.00
    ZZ
    WRIGHT              MICHAEL  A       360        325,355.88
     1
    3 PATRICIA LANE                    8.125          2,420.55
    80
                                       7.875          2,420.55
 407,500.00
    MOUNTIAN PLEASA  NY   10510          1            10/26/95
    00
    5050008350                           03           12/01/95
     0
1


    5050008350                           O            11/01/25
    0


    1469297          943/943             F          225,000.00
    ZZ
    DELGADO             ROSARIO  D       360        224,577.49
     1
    2170 FLEETWOOD DRIV                8.375          1,710.17
    89
                                       8.125          1,710.17
 253,000.00
    SAN BRUNO        CA   94066          2            10/25/95
    14
    5050008870                           05           12/01/95
    25
    5050008870                           O            11/01/25
    0


    1469298          943/943             F          247,500.00
    ZZ
    NOVAK               MARK             360        246,860.97
     1
    331 NATICK STREET                  8.125          1,837.69
    90
                                       7.875          1,837.69
 275,000.00
    STATEN ISLAND    NY   10306          2            10/24/95
    04
    5050009046                           05           12/01/95
    25
    5050009046                           O            11/01/25
    0


    1469299          943/943             F          358,500.00
    ZZ
    FRASER              RODERICK L       360        357,773.53
     1
    421 HUDSON STREET UNIT 512         8.000          2,630.55
    76
                                       7.750          2,630.55
 475,000.00
    NEW YORK         NY   10014          2            10/12/95
    00
    5050009147                           08           12/01/95
     0
    5050009147                           O            11/01/25
    0


    1469300          943/943             F        1,000,000.00
    ZZ
    GIORDANO, JR        SALVATORE        360        998,619.08
     1
    31 PEACHCROFT ROAD                 7.875          7,250.70
    48
                                       7.625          7,250.70
2,100,000.00
    BERNARDSVILLE    NJ   07924          5            11/22/95
    00
    5050009235                           05           01/01/96
     0
    5050009235                           O            12/01/25
    0


    1469301          943/943             F          227,050.00
    ZZ
    JOHNSON             ROBERT   C       360        226,676.69
     1
    19 COTTAGE LANE                    7.000          1,510.57
    95
                                       6.750          1,510.57
 239,000.00
    SPARTA           NJ   07871          1            12/01/95
    04
    5050009242                           05           01/01/96
    30
    5050009242                           O            12/01/25
    0


1


    1469302          943/943             F          525,000.00
    ZZ
    GIARRAFFA           ROBERT           360        523,075.17
     1
    5 CANTERBURY COURT                 7.625          3,715.92
    75
                                       7.375          3,715.92
 700,000.00
    RANDOLPH         NJ   07945          5            11/21/95
    00
    5050009383                           05           01/01/96
     0
    5050009383                           O            12/01/25
    0


    1469303          943/943             F          240,800.00
    ZZ
    KELIEHOR            WILLIAM  C       360        240,273.81
     1
    2 GREEN LANE                       7.625          1,704.37
    95
                                       7.375          1,704.37
 253,500.00
    NORWALK          CT   06850          1            10/16/95
    04
    5050009428                           05           12/01/95
    30
    5050009428                           O            11/01/25
    0


    1469304          943/943             F          356,000.00
    ZZ
    MILES               BRENDAN  T       360        355,495.85
     1
    97 EMERY LANE                      7.750          2,550.43
    80
                                       7.500          2,550.43
 445,000.00
    NORTH CHATHAM    MA   02633          1            11/21/95
    00
    5050009643                           05           01/01/96
     0
    5050009643                           O            12/01/25
    0


    1469305          943/943             F          300,000.00
    ZZ
    ALONSO              MARCELA  P       360        299,327.87
     1
    1 CHESTNUT STREET                  7.500          2,097.65
    74
                                       7.250          2,097.65
 410,000.00
    PLEASANTVILLE    NY   10570          1            10/27/95
    00
    5050009767                           05           12/01/95
     0
    5050009767                           O            11/01/25
    0


    1469306          943/943             F          264,800.00
    ZZ
    CARRIGAN            EDWARD   P       360        264,452.38
     1
    15116 ALPHIN LANE                  8.125          1,966.14
    87
                                       7.875          1,966.14
 305,000.00
    CULPEPER         VA   22701          2            11/20/95
    10
    5050009854                           05           01/01/96
    25
    5050009854                           O            12/01/25
    0


    1469307          943/943             F          364,000.00
    ZZ
    ROMAN               RICHARD  J       360        363,509.89
     1
    28 TIMBER MILL LANE                8.000          2,670.91
    50
                                       7.750          2,670.91
 728,000.00
1


    WESTON           CT   06883          5            11/16/95
    00
    5050009917                           05           01/01/96
     0
    5050009917                           O            12/01/25
    0


    1469308          943/943             F          252,000.00
    ZZ
    WALTERS             TERENCE          360        251,573.02
     1
    2085 ROLLING HILLS DRIVE           8.875          2,005.03
    71
                                       8.625          2,005.03
 355,000.00
    MORGAN HILL      CA   95037          2            10/27/95
    00
    5050010084                           05           12/01/95
     0
    5050010084                           O            11/01/25
    0


    1469309          943/943             F          237,000.00
    ZZ
    NINEGAR             SCOTT    D       360        236,696.70
     1
    521 11TH STREET                    8.250          1,780.51
    47
                                       8.000          1,780.51
 515,000.00
    MANHATTAN BEACH  CA   90266          5            11/06/95
    00
    5050010207                           05           01/01/96
     0
    5050010207                           O            12/01/25
    0


    1469310          943/943             F          354,400.00
    ZZ
    KAPADIA             CHHAYA           360        353,681.83
     1
    67 NASSAU DRIVE                    8.000          2,600.47
    80
                                       7.750          2,600.47
 443,000.00
    GREAT NECK       NY   11021          1            10/30/95
    00
    5050010402                           05           12/01/95
     0
    5050010402                           O            11/01/25
    0


    1469311          943/943             F          330,000.00
    ZZ
    MILLER              DOUGLAS  R       360        329,331.27
     1
    5617 ROYAL TROON COURT             8.000          2,421.43
    59
                                       7.750          2,421.43
 562,000.00
    CHARLOTTE        NC   28277          5            10/26/95
    00
    5050010409                           03           12/01/95
     0
    5050010409                           O            11/01/25
    0


    1469312          943/943             F          303,000.00
    ZZ
    MANDAL              ALAN     G       360        302,537.46
     1
    9136 HIGHLAND RIDGE WAY            7.375          2,092.75
    89
                                       7.125          2,092.75
 343,000.00
    TAMPA            FL   33647          1            11/09/95
    10
    5050010771                           03           01/01/96
    25
    5050010771                           O            12/01/25
    0
1




    1469313          943/943             F          285,000.00
    ZZ
    GRUENSTEIN          JOHN     M       360        284,813.57
     1
    859 TANGLEWOOD DRIVE               8.125          2,116.12
    67
                                       7.875          2,116.12
 430,000.00
    LAFAYETTE        CA   94549          5            12/08/95
    00
    5050011519                           03           02/01/96
     0
    5050011519                           O            01/01/26
    0


    1469314          943/943             F          256,000.00
    ZZ
    KILAJIAN            MAHER    N       360        255,844.91
     1
    5000 BATTERY LANE #604             8.500          1,968.42
    80
                                       8.250          1,968.42
 320,000.00
    BETHESDA         MD   20814          2            11/29/95
    00
    5050011653                           08           02/01/96
     0
    5050011653                           O            01/01/26
    0


    1469315          943/943             F          295,000.00
    ZZ
    PELS                RICHARD  J       360        294,431.49
    55
    885 WEST END AVENUE                8.250          2,216.24
    75
    #3C                                8.000          2,216.24
 395,000.00
    NEW YORK         NY   10025          1            10/19/95
    00
    5090012699                           13           12/01/95
     0
    5090012699                           O            11/01/25
    0


    1469316          943/943             F          225,000.00
    ZZ
    PATEL               JAYANTI  B       360        224,852.82
     1
    1924 SPRING RIDGE DRIVE            8.125          1,670.62
    75
                                       7.875          1,670.62
 300,000.00
    ARLINGTON HEIGH  IL   60004          5            12/08/95
    00
    5501400249                           05           02/01/96
     0
    5501400249                           O            01/01/26
    0


    1469317          943/943             F          350,000.00
    ZZ
    MACNEAL             DONALD           360        349,235.20
     1
    3 NICOL TERRACE                    7.625          2,477.28
    50
                                       7.375          2,477.28
 702,000.00
    RUMSON           NJ   07760          1            11/01/95
    00
    5506600358                           05           12/01/95
     0
    5506600358                           O            11/01/25
    0


    1469319          943/943             F          285,250.00
    ZZ
    MORRIS              BRUCE    W       360        284,686.40
     1
1


    17 GARRETSON DRIVE                 8.125          2,117.98
    88
                                       7.875          2,117.98
 324,782.00
    FRANKLIN PARK    NJ   08823          1            10/24/95
    11
    5510700205                           05           12/01/95
    25
    5510700205                           O            11/01/25
    0


    1469320          943/943             F           75,000.00
    ZZ
    YENDERSON,          ELIZABETH        360         74,844.12
   403
    165 WEST END AVENUE                7.875            543.81
    69
    APT 24A                            7.625            543.81
 110,000.00
    NEW YORK         NY   10023          2            10/03/95
    00
    5510700305                           10           12/01/95
     0
    5510700305                           O            11/01/25
    0


    1469321          943/943             F          300,000.00
    ZZ
    ZENI,               DANA             360        299,782.86
     1
    7 TIMBERLANE DRIVE                 7.625          2,123.39
    64
                                       7.375          2,123.39
 470,000.00
    KATONAH          NY   10536          1            12/14/95
    00
    5511200309                           05           02/01/96
     0
    5511200309                           O            01/01/26
    0


    1469322          943/943             F          225,000.00
    ZZ
    MCMAHON,            JOHN     G       360        224,511.38
     1
    350 WEST WALNUT STR                8.250          1,690.35
    88
                                       8.000          1,690.35
 256,000.00
    LONG BEACH       NY   11561          1            11/20/95
    04
    5511200358                           05           01/01/96
    25
    5511200358                           O            12/01/25
    0


    1469323          943/943             F          221,000.00
    ZZ
    KIM,                SOO      S       360        220,517.06
     1
    251-31 43RD AVENUE                 7.625          1,564.23
    79
                                       7.375          1,564.23
 280,000.00
    LITTLE NECK      NY   11363          2            10/18/95
    00
    5512300334                           05           12/01/95
     0
    5512300334                           O            11/01/25
    0


    1469324          943/943             F          260,000.00
    ZZ
    SWINGLE             MATTHEW  K       360        259,801.92
     1
    4433 NORTH 18TH STREET             7.375          1,795.76
    80
                                       7.125          1,795.76
 325,000.00
    ARLINGTON        VA   22207          1            12/14/95
    00
    5518800220                           05           02/01/96
     0
1


    5518800220                           O            01/01/26
    0


    1469325          943/943             F        1,000,000.00
    ZZ
    BECK                DON              360        998,619.08
     1
    1265 WOODLAND GROVE COURT          7.875          7,250.70
    52
                                       7.625          7,250.70
1,950,000.00
    THOUSAND OAKS    CA   91362          5            11/02/95
    00
    5523800235                           03           01/01/96
     0
    5523800235                           O            12/01/25
    0


    1469326          943/943             F          970,000.00
    ZZ
    GUNTER              JEFFREY          360        968,693.96
     1
    621 NORTH WALDEN DRIVE             8.000          7,117.52
    70
                                       7.750          7,117.52
1,400,000.00
    BEVERLY HILLS    CA   90210          2            11/22/95
    00
    5525100268                           05           01/01/96
     0
    5525100268                           O            12/01/25
    0


    1469327          943/943             F          243,500.00
    ZZ
    MIYAMOTO            DAVID            360        242,981.06
     1
    71 BUCKSKIN LANE                   7.750          1,744.47
    63
                                       7.500          1,744.47
 387,200.00
    ROLLING HILLS E  CA   90274          1            10/23/95
    00
    5525100275                           05           12/01/95
     0
    5525100275                           O            11/01/25
    0


    1469328          943/943             F          664,000.00
    ZZ
    KLEIN,              JEFF     N       360        662,710.78
     1
    402 THE STRAND                     7.875          4,814.47
    80
                                       7.625          4,814.47
 830,000.00
    HERMOSA BEACH    CA   90254          1            11/07/95
    00
    5525100280                           05           01/01/96
     0
    5525100280                           O            12/01/25
    0


    1469329          943/943             F          279,000.00
    ZZ
    SKROMME             DAVID            360        278,604.88
     1
    765 PICO AVENUE                    7.750          1,998.80
    74
                                       7.500          1,998.80
 380,000.00
    SAN MATEO        CA   94403          2            11/20/95
    00
    5528300258                           05           01/01/96
     0
    5528300258                           O            12/01/25
    0


1


    1469330          943/943             F          500,000.00
    ZZ
    ALEGIANI            GIAMBATTI        360        498,986.79
     4
    1253-1259 FULTON STREET            8.000          3,668.83
    75
                                       7.750          3,668.83
 675,000.00
    SAN FRANCISCO    CA   94117          1            10/26/95
    00
    5529600283                           05           12/01/95
     0
    5529600283                           O            11/01/25
    0


    1469332          943/943             F          234,000.00
    ZZ
    RIDGE,              CURTIS   C       360        233,796.14
     1
    3934 GLENWOOD STREET               8.125          1,737.45
    90
                                       7.875          1,737.45
 260,000.00
    LITTLE NECK      NY   11363          1            12/11/95
    11
    5540100112                           05           02/01/96
    25
    5540100112                           O            01/01/26
    0


    1469333          943/943             F          351,050.00
    ZZ
    RONEY               RAYMOND  G       360        350,577.31
     1
    5640 WEST 63RD STREET              8.000          2,575.89
    85
                                       7.750          2,575.89
 413,000.00
    LOS ANGELES      CA   90056          2            11/03/95
    12
    5541800216                           05           01/01/96
    12
    5541800216                           O            12/01/25
    0


    1469334          943/943             F          400,000.00
    ZZ
    JACOBY              MICHAEL  E       360        399,189.45
     1
    4 BRIAR BRAE ROAD                  8.000          2,935.06
    73
                                       7.750          2,935.06
 550,000.00
    DARIEN           CT   06820          1            10/23/95
    00
    5542200199                           05           12/01/95
     0
    5542200199                           O            11/01/25
    0


    1469335          943/943             F          211,000.00
    ZZ
    STRONGWATER         MARC     E       360        210,729.97
     1
    7 BELFOR ROAD                      8.250          1,585.18
    74
                                       8.000          1,585.18
 288,000.00
    NORWALK          CT   06850          5            11/27/95
    00
    5542800167                           05           01/01/96
     0
    5542800167                           O            12/01/25
    0


    1469336          943/943             F          255,000.00
    ZZ
    SOLTESZ             CHRISTOPH        360        254,656.66
     1
    670 PARK LANE                      8.000          1,871.10
    85
                                       7.750          1,871.10
 300,000.00
1


    NORTH WOODMERE   NY   11581          1            11/27/95
    10
    5543700222                           05           01/01/96
    25
    5543700222                           O            12/01/25
    0


    1469338          943/943             F          225,000.00
    ZZ
    MARTELLI,           LAUREN           360        222,828.28
     1
    33 CHELSEA ROAD                    7.750          1,611.93
    64
                                       7.500          1,611.93
 355,000.00
    NEW ROCHELLE     NY   10805          5            12/07/95
    00
    5550500137                           05           02/01/96
     0
    5550500137                           O            01/01/26
    0


    1469339          943/943             F          170,000.00
    ZZ
    ARCE                JAIME            360        169,304.09
     1
    15 ARTHUR PLACE                    8.000          1,247.40
    78
                                       7.750          1,247.40
 220,000.00
    YONKERS          NY   10701          1            07/10/95
    00
    5550600127                           05           09/01/95
     0
    5550600127                           O            08/01/25
    0


    1469340          943/943             F          256,500.00
    ZZ
    COSGROVE            THOMAS   A       360        255,993.21
     1
    392 NOTTINGHAM WAY                 8.125          1,904.51
    90
                                       7.875          1,904.51
 285,000.00
    CAMPBELL         CA   95008          1            10/27/95
    12
    5550800168                           05           12/01/95
    25
    5550800168                           O            11/01/25
    0


    1469341          943/943             F          660,000.00
    ZZ
    FEARON              RICHARD  H       360        658,500.50
     1
    2245 OAKDALE ROAD                  7.625          4,671.44
    69
                                       7.375          4,671.44
 960,000.00
    HILLSBOROUGH     CA   94010          1            10/13/95
    00
    5550800172                           05           12/01/95
     0
    5550800172                           O            11/01/25
    0


    1469342          943/943             F          300,000.00
    ZZ
    DEJESUS             JAMES            360        299,760.09
     1
    5 LEPRECHAUN DRIVE                 7.125          2,021.16
    73
                                       6.875          2,021.16
 415,000.00
    MILLINGTON       NJ   07946          1            12/07/95
    00
    5551000103                           03           02/01/96
     0
    5551000103                           O            01/01/26
    0
1




    1469343          943/943             F          700,000.00
    ZZ
    DAVIS               PETER    W       360        699,008.69
     1
    6160 ACACIA AVENUE                 7.750          5,014.89
    63
                                       7.500          5,014.89
1,124,000.00
    OAKLAND          CA   94618          4            11/14/95
    00
    5557800129                           05           01/01/96
     0
    5557800129                           O            12/01/25
    0


    1469344          943/943             F          650,000.00
    ZZ
    CLARK               ROBERT   E       360        649,056.11
     1
    141 CHAPEL DRIVE                   7.625          4,600.66
    47
                                       7.375          4,600.66
1,400,000.00
    MILL VALLEY      CA   94941          5            11/03/95
    00
    5557800136                           05           01/01/96
     0
    5557800136                           O            12/01/25
    0


    1469345          943/943             F          250,000.00
    ZZ
    COUTU               EUGENE   A       360        249,654.77
     1
    91 STRATFORD ROAD                  7.875          1,812.68
    44
                                       7.625          1,812.68
 575,000.00
    ROCKVILLE CENTR  NY   11570          1            11/17/95
    00
    5558200114                           05           01/01/96
     0
    5558200114                           O            12/01/25
    0


    1469346          964/728             F          386,100.00
    ZZ
    KENNEDY             DELIOUS          360        386,100.00
     1
    14748 HESBY STREET                 7.750          2,766.07
    90
                                       7.500          2,766.07
 429,000.00
    SHERMAN OAKS AR  CA   91403          1            01/02/96
    14
    0380325911                           05           03/01/96
    25
    16625                                O            02/01/26
    0


    1469349          163/728             F          236,250.00
    ZZ
    GALE                ADELITO  M       360        236,110.52
     1
    17361 GRANDEE PLACE                8.625          1,837.53
    75
                                       8.375          1,837.53
 315,000.00
    SAN DIEGO        CA   92128          2            12/18/95
    00
    0380316274                           03           02/01/96
     0
    215055827                            O            01/01/26
    0


    1469353          163/728             F          240,900.00
    ZZ
    BUNDESMANN          GARY             360        240,738.36
     1
1


    2411 DOOLITTLE AVENUE              8.000          1,767.64
    71
                                       7.750          1,767.64
 341,000.00
    ARCADIA          CA   91006          2            12/19/95
    00
    0380317561                           05           02/01/96
     0
    215042635                            O            01/01/26
    0


    1469360          E19/728             F          236,000.00
    ZZ
    CORBETT             JEFFREY  H       360        236,000.00
     1
    1716 HERRIN STREET                 8.125          1,752.29
    80
                                       7.875          1,752.29
 295,000.00
    REDONDO BEACH    CA   90278          2            01/03/96
    00
    0380323726                           05           03/01/96
     0
    3234                                 O            02/01/26
    0


    1469363          025/025             F          296,400.00
    ZZ
    DOLEZAL             CRAIG    B       360        295,990.70
     1
    700 CHESWICH OVERLOOK              7.875          2,149.11
    80
                                       7.625          2,149.11
 370,525.00
    MARIETTA         GA   30067          1            11/10/95
    00
    415627                               03           01/01/96
     0
    415627                               O            12/01/25
    0


    1469367          163/163             F          300,000.00
    ZZ
    GRUGER              JEFFREY  H       360        299,813.53
     1
    805 ELDER COURT                    8.375          2,280.22
    49
                                       8.125          2,280.22
 624,000.00
    AUSTIN           TX   78746          1            12/20/95
    00
    55264420                             05           02/01/96
     0
    55264420                             O            01/01/26
    0


    1469377          163/728             F          230,000.00
    ZZ
    LEONG               MICHAEL  A       360        229,841.72
     1
    23 SALMON ROAD                     7.875          1,667.66
    62
                                       7.625          1,667.66
 374,922.00
    ALAMEDA          CA   94502          1            12/06/95
    00
    0380314071                           03           02/01/96
     0
    214985149                            O            01/01/26
    0


    1469387          480/728             F          125,000.00
    ZZ
    MORRISSEY           BRIAN            360        124,913.97
     1
    10420 SW 115TH STREET              7.875            906.34
    71
                                       7.625            906.34
 177,400.00
    MIAMI            FL   33176          1            12/15/95
    00
    0380317389                           05           02/01/96
     0
1


    1584523                              O            01/01/26
    0


    1469388          731/728             F          208,000.00
    ZZ
    AKERS               CALVIN   W       360        207,867.37
     1
    7 TORRIGIANI AISLE                 8.250          1,562.63
    80
                                       8.000          1,562.63
 260,000.00
    IRVINE           CA   92714          2            12/28/95
    00
    0380319864                           01           02/01/96
     0
    411510362                            O            01/01/26
    0


    1469389          573/728             F          308,550.00
    ZZ
    DAVID               DIANNE   D       360        308,550.00
     1
    3 SUPREMA DRIVE                    8.000          2,264.04
    90
                                       7.750          2,264.04
 342,887.00
    NEWPORT COAST A  CA   92657          1            01/03/96
    10
    0380319880                           01           03/01/96
    25
    452010                               O            02/01/26
    0


    1469396          B91/728             F          254,400.00
    ZZ
    WILMS               WELLFORD W       360        254,245.88
     1
    2740 MARQUETTE DRIVE               8.500          1,956.12
    80
                                       8.250          1,956.12
 318,000.00
    TOPANGA          CA   90290          2            12/27/95
    00
    0380316118                           05           02/01/96
     0
    1951203061                           O            01/01/26
    0


    1469397          B91/728             F          330,000.00
    ZZ
    SHELEF              GAD              360        329,789.56
     1
    318 TIOGA COURT                    8.250          2,479.19
    75
                                       8.000          2,479.19
 440,000.00
    PALO ALTO        CA   94306          2            12/15/95
    00
    0380321100                           05           02/01/96
     0
    1951200251                           O            01/01/26
    0


    1469398          731/728             F          175,200.00
    ZZ
    MARTIN              STEVE    T       360        175,099.20
     1
    5447 RIDGEWOOD DRIVE               8.750          1,378.30
    80
                                       8.500          1,378.30
 219,000.00
    FREMONT          CA   94555          1            12/28/95
    00
    0380319872                           03           02/01/96
     0
    112151394                            O            01/01/26
    0


1


    1469399          765/728             F          266,950.00
    ZZ
    RICH                CHRISTOPHH       360        266,779.77
     1
    223 OAKS AVENUE                    8.250          2,005.51
    95
                                       8.000          2,005.51
 281,000.00
    MONROVIA         CA   91016          1            12/27/95
    11
    0380316571                           05           02/01/96
    30
    311784                               O            01/01/26
    0


    1469470          E22/728             F          450,000.00
    ZZ
    TREFERO             MICHAEL          360        450,000.00
     1
    2177 TWISTED OAK LANE              8.250          3,380.70
    74
                                       8.000          3,380.70
 610,000.00
    ALPINE           CA   91901          2            01/03/96
    00
    0410053870                           05           03/01/96
     0
    0410053870                           O            02/01/26
    0


    1469476          180/728             F          226,000.00
    ZZ
    REITZER JR          JOEL     V       360        225,852.16
     1
    207 W ELSMERE PLACE                8.125          1,678.05
    78
                                       7.875          1,678.05
 290,000.00
    SAN ANTONIO      TX   78212          2            12/06/95
    00
    0380324039                           05           02/01/96
     0
    3399359                              O            01/01/26
    0


    1469549          450/728             F          262,800.00
    ZZ
    LARSEN              OLIVER   H       360        262,619.15
     1
    5001 PASEO DEL LAS TORTUGAS        7.875          1,905.48
    43
                                       7.625          1,905.48
 625,000.00
    TORRANCE         CA   90505          5            12/19/95
    00
    0380323783                           05           02/01/96
     0
    3963261                              O            01/01/26
    0


    1469551          560/560             F          216,474.91
    ZZ
    SIMANDJUNTAK        ROY      F       300        216,273.64
     1
    2194 WILD CANYON DR                8.750          1,779.73
    85
                                       8.500          1,779.73
 255,000.00
    COLTON           CA   92324          1            11/22/95
    10
    217612084                            05           02/01/96
    17
    217612084                            O            01/01/21
    0


    1469552          560/560             F          219,073.46
    ZZ
    KEANNA              GEORGE   A       335        218,919.90
     1
    9 TAINE MOUNTAIN ROAD              8.750          1,750.97
    82
                                       8.500          1,750.97
 270,000.00
1


    BURLINGTON       CT   06013          1            11/13/95
    11
    221164445                            05           02/01/96
    17
    221164445                            O            12/01/23
    0


    1469553          560/560             F          259,080.53
    ZZ
    ROY                 SUMIT            299        258,157.12
     1
    9408 TRUE KNOLL DR                 9.125          2,198.33
    71
                                       8.875          2,198.33
 365,000.00
    TUJUNGA AREA     CA   91042          1            08/29/95
    00
    320015662                            05           11/01/95
     0
    320015662                            O            09/01/20
    0


    1469554          560/560             F          493,639.49
    ZZ
    LUCCISANO           VINCENT          346        492,325.43
     1
    156-40 89TH STREET                 8.625          3,873.03
    80
                                       8.375          3,873.03
 624,000.00
    HOWARD BEACH     NY   11414          1            09/15/95
    00
    380043944                            05           11/01/95
     0
    380043944                            O            08/01/24
    0


    1469555          560/560             F          256,840.61
    ZZ
    BRUNO               WILLIAM  P       346        256,122.79
     1
    163 KARA DRIVE                     8.375          1,970.12
    65
                                       8.125          1,970.12
 399,000.00
    NORTH ANDOVER    MA   01845          1            09/12/95
    00
    380056862                            05           11/01/95
     0
    380056862                            O            08/01/24
    0


    1469556          560/560             F          214,128.86
    ZZ
    TEVERE              JUDITH   A       347        213,128.66
     1
    21452 ASCOT LANE                   8.375          1,641.37
    69
                                       8.125          1,641.37
 312,000.00
    FRANKFORT        IL   60423          1            09/23/95
    00
    380069022                            05           11/01/95
     0
    380069022                            O            09/01/24
    0


    1469559          560/560             F          344,400.00
    ZZ
    NIEUWKERK           WILLEM   J       360        343,736.63
     1
    3490 CLAY ROAD                     8.250          2,587.36
    80
                                       8.000          2,587.36
 430,531.00
    DOYLESTOWN       PA   18901          1            10/20/95
    00
    450252614                            05           12/01/95
     0
    450252614                            O            11/01/25
    0
1




    1469560          560/560             F          350,000.00
    ZZ
    CAPAZZI JR          LOUIS    A       360        349,759.13
     1
    16 EASTBROOK DRIVE                 7.875          2,537.75
    71
                                       7.625          2,537.75
 495,000.00
    HARRINGTON PARK  NJ   07640          1            12/11/95
    00
    450291836                            05           02/01/96
     0
    450291836                            O            01/01/26
    0


    1469561          560/560             F          298,200.00
    R
    BRINK               ROBERT   H       360        297,994.78
     1
    3800 WHITE CHAPEL WAY              7.875          2,162.16
    80
                                       7.625          2,162.16
 372,866.00
    RALEIGH          NC   27615          1            12/11/95
    00
    450292008                            03           02/01/96
     0
    450292008                            O            01/01/26
    0


    1469562          560/560             F          375,900.00
    ZZ
    DI BUONO            MARK             360        375,634.69
     1
    10 GIBSON TERRACE                  7.750          2,693.00
    80
                                       7.500          2,693.00
 469,900.00
    BRIDGEWATER      NJ   08807          1            12/08/95
    00
    450292396                            05           02/01/96
     0
    450292396                            O            01/01/26
    0


    1469563          560/560             F          313,000.00
    ZZ
    ERICKSON            G        C       360        312,810.38
     1
    14678 RANCH TRAIL DRIVE            8.500          2,406.70
    69
                                       8.250          2,406.70
 460,000.00
    EL CAJON         CA   92021          2            12/01/95
    00
    450292529                            05           02/01/96
     0
    450292529                            O            01/01/26
    0


    1469564          560/560             F          235,200.00
    ZZ
    KATER               GARY     E       360        235,042.19
     1
    110 RACEHORSE LANE                 8.000          1,725.81
    80
                                       7.750          1,725.81
 294,000.00
    SPRINGFIELD TWP  NJ   08022          1            12/14/95
    00
    450293238                            05           02/01/96
     0
    450293238                            O            01/01/26
    0


    1469565          560/560             F          208,000.00
    ZZ
    ALCUDIA             EZRA             360        207,853.19
     1
1


    869 KOZERA DRIVE                   7.750          1,490.14
    80
                                       7.500          1,490.14
 260,000.00
    SAN JOSE         CA   95136          1            12/04/95
    00
    450293469                            05           02/01/96
     0
    450293469                            O            01/01/26
    0


    1469566          560/560             F          228,800.00
    ZZ
    FORBES              JANEY    L       360        228,325.33
     1
    6621 VIREO COURT                   8.000          1,678.85
    75
                                       7.750          1,678.85
 305,082.00
    CARLSBAD         CA   92009          1            12/08/95
    00
    450293535                            03           02/01/96
     0
    450293535                            O            01/01/26
    0


    1469567          560/560             F          344,000.00
    ZZ
    NORDBURG            STEPHEN  W       360        343,780.64
     1
    5236 E GOLD DUST AVENUE            8.250          2,584.36
    80
                                       8.000          2,584.36
 430,000.00
    PHOENIX          AZ   85253          1            12/13/95
    00
    450294111                            05           02/01/96
     0
    450294111                            O            01/01/26
    0


    1469568          560/560             F          225,000.00
    ZZ
    RIEGELMAN           KURT     C       360        224,845.15
     1
    4209 BANYAN AVENUE                 7.875          1,631.41
    90
                                       7.625          1,631.41
 250,000.00
    SEAL BEACH       CA   90740          1            12/13/95
    10
    450294632                            05           02/01/96
    25
    450294632                            O            01/01/26
    0


    1469569          560/560             F          650,000.00
    ZZ
    ASHKENAZE           DAVID    M       360        649,552.68
     1
    5 VIA LAS ROSAS                    7.875          4,712.95
    76
                                       7.625          4,712.95
 861,519.00
    LAGUNA NIGUEL    CA   92677          1            12/13/95
    00
    450294715                            03           02/01/96
     0
    450294715                            O            01/01/26
    0


    1469570          560/560             F          476,250.00
    ZZ
    ACUNA               MARLON           360        475,930.44
     1
    5 HASTINGS ROAD                    8.000          3,494.56
    75
                                       7.750          3,494.56
 635,000.00
    WESTON           MA   02193          1            12/15/95
    00
    450295951                            05           02/01/96
     0
1


    450295951                            O            01/01/26
    0


    1469571          560/560             F          240,000.00
    ZZ
    FORTMAN             JAMES    G       360        239,843.01
     1
    6512 GREY RIDGE BOULEVARD          8.125          1,781.99
    80
                                       7.875          1,781.99
 300,000.00
    INDIANAPOLIS     IN   46237          1            12/18/95
    00
    450296447                            05           02/01/96
     0
    450296447                            O            01/01/26
    0


    1469572          560/560             F          215,000.00
    ZZ
    VANNOY              LAURA    K       240        214,667.73
     1
    270 CARIBOU LANE                   8.750          1,899.98
    59
                                       8.500          1,899.98
 370,000.00
    STEAMBOAT SPGS   CO   80477          1            12/18/95
    00
    450296454                            05           02/01/96
     0
    450296454                            O            01/01/16
    0


    1469573          560/560             F          296,000.00
    ZZ
    TRAVERS             RICHARD  D       360        295,796.29
     1
    2731 RULE ROAD                     7.875          2,146.21
    69
                                       7.625          2,146.21
 430,000.00
    EAGLE            CO   81631          2            12/13/95
    00
    450296488                            05           02/01/96
     0
    450296488                            O            01/01/26
    0


    1469574          560/560             F          220,300.00
    ZZ
    DELANEY             EDWARD   J       360        220,159.52
     1
    26 SOMERSET DRIVE                  8.250          1,655.04
    95
                                       8.000          1,655.04
 231,900.00
    HOLBROOK         NY   11741          1            12/19/95
    04
    450297254                            05           02/01/96
    30
    450297254                            O            01/01/26
    0


    1469575          560/560             F          245,000.00
    ZZ
    ENGEL               DAVID    J       360        244,827.08
     1
    2844 AVENIDA VALERA                7.750          1,755.21
    95
                                       7.500          1,755.21
 257,946.00
    CARLSBAD         CA   92009          1            12/18/95
    04
    450297502                            05           02/01/96
    30
    450297502                            O            01/01/26
    0


1


    1469576          560/560             F          270,900.00
    R
    OWENS               MARSHA   M       360        270,703.92
     1
    4397 HUNTING TRAIL                 7.625          1,917.42
    80
                                       7.375          1,917.42
 338,660.00
    LAKE WORTH       FL   33467          1            12/20/95
    00
    450298286                            03           02/01/96
     0
    450298286                            O            01/01/26
    0


    1469577          560/560             F          239,600.00
    ZZ
    KHOSRAVI            KOUROSH          360        239,439.23
     1
    10531 PINEVILLE AVENUE             8.000          1,758.10
    80
                                       7.750          1,758.10
 299,500.00
    CUPERTINO        CA   95014          1            12/07/95
    00
    450298500                            05           02/01/96
     0
    450298500                            O            01/01/26
    0


    1469578          560/560             F          311,250.00
    ZZ
    STELLING            MARK     C       360        311,041.16
     1
    24751 AVONDALE DRIVE               8.000          2,283.84
    78
                                       7.750          2,283.84
 400,000.00
    LAGUNA HILLS     CA   92653          5            12/12/95
    00
    450299573                            03           02/01/96
     0
    450299573                            O            01/01/26
    0


    1469579          560/560             F          260,000.00
    ZZ
    GEARY               MICHAEL  A       360        259,821.07
     1
    17471 SOUTH PLACITA ALMEJA         7.875          1,885.18
    77
                                       7.625          1,885.18
 340,000.00
    SAHUARITA        AZ   85629          1            12/13/95
    00
    450299664                            03           02/01/96
     0
    450299664                            O            01/01/26
    0


    1469580          560/560             F          255,000.00
    ZZ
    PNIEWSKI            RONALD   D       360        254,837.40
     1
    4019 WOODBINE COURT                8.250          1,915.73
    76
                                       8.000          1,915.73
 336,813.00
    SHELBY TOWNSHIP  MI   48316          1            12/22/95
    00
    450300553                            05           02/01/96
     0
    450300553                            O            01/01/26
    0


    1469581          560/560             F          328,000.00
    ZZ
    MORRIS              SCOTT    R       360        327,774.27
     1
    327 EAST GLAUCUS STREET            7.875          2,378.23
    70
                                       7.625          2,378.23
 475,000.00
1


    ENCINITAS        CA   92024          1            12/18/95
    00
    450300835                            05           02/01/96
     0
    450300835                            O            01/01/26
    0


    1469582          560/560             F          256,500.00
    ZZ
    BARNETT             RUTHIE   M       360        256,356.20
     1
    15690 OLIVER STREET                8.875          2,040.83
    95
                                       8.625          2,040.83
 270,000.00
    MORENO VALLEY    CA   92335          1            12/11/95
    10
    450301221                            05           02/01/96
    30
    450301221                            O            01/01/26
    0


    1469583          560/560             F          254,000.00
    ZZ
    BABER JR            JAMES    J       360        253,838.03
     1
    1417 EAST MAIN                     8.250          1,908.22
    73
                                       8.000          1,908.22
 350,000.00
    BARRINGTON       IL   60010          2            12/20/95
    00
    450301908                            03           02/01/96
     0
    450301908                            O            01/01/26
    0


    1469584          560/560             F          535,000.00
    ZZ
    DUERNER             FREDRICK C       360        534,675.89
     1
    610 GLEN ANNIE ROAD                8.500          4,113.69
    49
                                       8.250          4,113.69
1,100,000.00
    GOLETA           CA   93117          2            12/08/95
    00
    450302369                            05           02/01/96
     0
    450302369                            O            01/01/26
    0


    1469585          560/560             F          304,800.00
    ZZ
    ADELAJA             ADESOJI          360        304,605.63
     1
    19 SARATOGA DRIVE                  8.250          2,289.87
    89
                                       8.000          2,289.87
 346,000.00
    WEST WINDSOR     NJ   08550          2            12/20/95
    10
    450302476                            05           02/01/96
    25
    450302476                            O            01/01/26
    0


    1469586          560/560             F          279,600.00
    ZZ
    MC GOWAN            DAVID    J       360        279,397.64
     1
    61100 SCENIC DRIVE                 7.625          1,978.99
    70
                                       7.375          1,978.99
 400,000.00
    MOUNTAIN CENTER  CA   92361          2            12/27/95
    00
    450303532                            05           02/01/96
     0
    450303532                            O            01/01/26
    0
1




    1469587          560/560             F          238,050.00
    ZZ
    DE JOY              DANIEL   J       360        237,877.71
     1
    2904 AVENIDA VALERA                7.625          1,684.90
    90
                                       7.375          1,684.90
 264,536.00
    CARLSBAD         CA   92009          1            12/20/95
    10
    450303805                            03           02/01/96
    25
    450303805                            O            01/01/26
    0


    1469588          560/560             F          316,650.00
    R
    MITCHELL            DEAN             360        316,432.09
     1
    17113 WOODSON VIEW LANE            7.875          2,295.93
    90
                                       7.625          2,295.93
 351,871.00
    RAMONA           CA   92065          1            12/21/95
    04
    450304118                            03           02/01/96
    25
    450304118                            O            01/01/26
    0


    1469589          560/560             F          258,300.00
    ZZ
    BARRINGER           SCOT             360        258,131.04
     1
    705 HEARTHSTONE DRIVE              8.125          1,917.87
    68
                                       7.875          1,917.87
 380,000.00
    BASALT           CO   81621          2            12/21/95
    00
    450304134                            03           02/01/96
     0
    450304134                            O            01/01/26
    0


    1469590          560/560             F          225,600.00
    ZZ
    DRANOW              JOHN     T       360        225,440.77
     1
    20 BALDWIN STREET                  7.750          1,616.23
    95
                                       7.500          1,616.23
 237,500.00
    MONTPELIER       VT   05602          1            12/27/95
    04
    450304274                            05           02/01/96
    30
    450304274                            O            01/01/26
    0


    1469591          560/560             F          135,000.00
    ZZ
    SMITH               DAVID    R       360        134,909.41
     1
    2137 NE 63 STREET                  8.000            990.59
    69
                                       7.750            990.59
 197,500.00
    FORT LAUDERDALE  FL   33308          1            12/15/95
    00
    450304431                            05           02/01/96
     0
    450304431                            O            01/01/26
    0


    1469592          560/560             F          322,000.00
    ZZ
    CONNOLLY, II        TERRENCE E       360        321,761.02
     1
1


    5984 SOUTHGATE                     7.500          2,251.48
    69
                                       7.250          2,251.48
 472,000.00
    OAKLAND          MI   48303          1            12/27/95
    00
    450304977                            05           02/01/96
     0
    450304977                            O            01/01/26
    0


    1469593          560/560             F          237,000.00
    ZZ
    BALDONI             THOMAS   D       360        236,840.98
     1
    2032 WOODLAND LANE                 8.000          1,739.02
    66
                                       7.750          1,739.02
 362,000.00
    ARLINGTON HEIGH  IL   60004          5            12/22/95
    00
    450305289                            05           02/01/96
     0
    450305289                            O            01/01/26
    0


    1469594          560/560             F          176,250.00
    ZZ
    KISCH JR            WILLIAM  J       360        176,125.60
     1
    KUHN ROAD                          7.750          1,262.68
    75
                                       7.500          1,262.68
 235,000.00
    SHOHOLA          PA   18458          1            12/28/95
    00
    450308697                            05           02/01/96
     0
    450308697                            O            01/01/26
    0


    1469595          560/560             F          380,000.00
    ZZ
    BONICA              ROBERT   A       360        379,751.43
     1
    165 BREWSTER RD                    8.125          2,821.49
    74
                                       7.875          2,821.49
 517,055.00
    WYCKOFF          NJ   07481          1            12/28/95
    00
    450309646                            01           02/01/96
     0
    450309646                            O            01/01/26
    0


    1469641          A01/728             F          244,000.00
    ZZ
    GUTIERREZ           GENEVIEVE        360        244,000.00
     1
    25702 PATTERSON PLACE              8.375          1,854.58
    68
                                       8.125          1,854.58
 360,000.00
    LAGUNA HILLS     CA   92653          5            01/02/96
    00
    0380335670                           05           03/01/96
     0
    143895                               O            02/01/26
    0


    1469649          765/728             F          500,000.00
    ZZ
    WARE                LINDA    L       360        499,704.80
     1
    154 9TH STREET                     8.625          3,888.95
    75
                                       8.375          3,888.95
 670,000.00
    DEL MAR          CA   92014          2            12/29/95
    00
    0380317744                           01           02/01/96
     0
1


    311184                               O            01/01/26
    0


    1469650          765/728             F          188,900.00
    ZZ
    AGUILAR             JUAN             360        188,770.00
     1
    640 VERDEMONT CIRCLE               7.875          1,369.66
    65
                                       7.625          1,369.66
 295,000.00
    SIMI VALLEY      CA   93065          2            12/27/95
    00
    0380321613                           03           02/01/96
     0
    311718                               O            01/01/26
    0


    1469652          731/728             F          233,100.00
    ZZ
    HORSTMANN           J        K       360        233,100.00
     1
    2332 LOCHINVER LANE                7.875          1,690.14
    90
                                       7.625          1,690.14
 259,000.00
    CONYERS          GA   30207          1            01/05/96
    11
    0380319427                           05           03/01/96
    25
    3140661423                           O            02/01/26
    0


    1469659          076/076             F          257,150.00
    ZZ
    WENDLAND            VIRGINIA M       360        251,422.37
     1
    51 HAVERHILL WAY                   7.375          1,776.07
    87
                                       7.125          1,776.07
 296,000.00
    SAN ANTONIO      TX   78209          2            10/11/93
    04
    5001352                              03           12/01/93
    17
    5001352                              O            11/01/23
    0


    1469662          076/076             F          670,000.00
    ZZ
    HOEBER              CHRISTOPHF       360        669,120.49
     1
    24421 SUMMERHILL AVENUE            8.125          4,974.73
    80
                                       7.875          4,974.73
 840,000.00
    LOS ALTOS        CA   94024          2            11/01/95
    00
    4991012                              05           01/01/96
     0
    4991012                              O            12/01/25
    0


    1469663          232/232             F           70,000.00
    T
    HULTQUIST           L        L       360         69,955.36
     1
    1637 SHORTLINE ROAD #11-202        8.250            525.89
    64
                                       8.000            525.89
 110,000.00
    PARK CITY        UT   84060          1            12/29/95
    00
    11007486                             01           02/01/96
     0
    11007486                             O            01/01/26
    0


1


    1469681          A13/728             F          220,500.00
    ZZ
    GRAY                NATHAN           360        220,352.05
     1
    19033 NIGHTENGALE LANE             8.000          1,617.95
    85
                                       7.750          1,617.95
 260,000.00
    COUNTRY CLUB HI  IL   60478          2            12/16/95
    12
    0380331489                           05           02/01/96
    12
    950205505                            O            01/01/26
    0


    1469695          429/429             F          288,000.00
    ZZ
    GOZA                KIRK             360        287,069.05
     1
    4152 W 128TH TERRACE               8.250          2,163.65
    79
                                       8.000          2,163.65
 365,000.00
    LEAWOOD          KS   66209          2            08/28/95
    00
    10002400                             03           10/01/95
     0
    10002400                             O            09/01/25
    0


    1469696          429/429             F          318,750.00
    ZZ
    NOONAN              ROBERT   G       360        318,320.83
     1
    40 WHITNEY AVENUE                  8.000          2,338.87
    79
                                       7.750          2,338.87
 404,853.00
    WESTWOOD         MA   02090          1            12/01/95
    00
    21094768                             05           01/01/96
     0
    21094768                             O            12/01/25
    0


    1469697          429/429             F          328,000.00
    ZZ
    LODEN               THOMAS   R       360        327,414.84
     2
    21 KENT SQUARE                     8.625          2,551.16
    80
                                       8.375          2,551.16
 410,000.00
    BROOKLINE        MA   02146          1            10/27/95
    00
    21205141                             05           12/01/95
     0
    21205141                             O            11/01/25
    0


    1469698          429/429             F          228,200.00
    ZZ
    ODENDAHL            PATRICIA J       360        227,713.68
     1
    1216 HAMILTON DRIVE                7.750          1,634.85
    90
                                       7.500          1,634.85
 253,562.00
    WEST CHESTER     PA   19382          1            10/25/95
    14
    21210497                             05           12/01/95
    25
    21210497                             O            11/01/25
    0


    1469699          429/429             F          325,350.00
    ZZ
    YILMA               BEDLU            360        324,215.65
     4
    271-273 CHESTNUT AVENUE            7.875          2,359.02
    90
                                       7.625          2,359.02
 361,500.00
1


    JAMAICA PLAIN    MA   02130          1            08/29/95
    14
    21212311                             05           10/01/95
    25
    21212311                             O            09/01/25
    0


    1469700          429/429             F          312,000.00
    ZZ
    JAN                 MAILIN   E       360        311,016.72
     1
    34 MORTON ROAD                     8.375          2,371.43
    80
                                       8.125          2,371.43
 390,000.00
    NEWTON           MA   02159          1            08/28/95
    00
    21212337                             05           10/01/95
     0
    21212337                             O            09/01/25
    0


    1469701          429/429             F          216,900.00
    ZZ
    WHITE               PETER    B       360        216,395.32
     1
    32 CENTRAL STREET                  8.750          1,706.36
    90
                                       8.500          1,706.36
 241,000.00
    TOPSFIELD        MA   01983          1            09/08/95
    14
    21221171                             05           11/01/95
    25
    21221171                             O            10/01/25
    0


    1469702          429/429             F          140,250.00
    ZZ
    IURILLI             MICHAEL          360        139,879.25
     1
    1625 WEST SOUTH FORK DRIVE         8.125          1,041.36
    75
                                       7.875          1,041.36
 187,000.00
    PHOENIX          AZ   85045          1            09/28/95
    00
    21228614                             03           11/01/95
     0
    21228614                             O            10/01/25
    0


    1469703          429/429             F          263,700.00
    ZZ
    CONNOLLY            JOSEPH           360        263,020.42
     1
    9 LOIS AVE                         8.250          1,981.09
    90
                                       8.000          1,981.09
 293,000.00
    DEMAREST         NJ   07627          1            09/29/95
    14
    21242128                             05           11/01/95
    25
    21242128                             O            10/01/25
    0


    1469704          429/429             F           82,000.00
    T
    FELDMAN             MICHAEL  J       360         81,837.99
     1
    19640 NORTH 19TH PLACE             8.125            608.85
    62
                                       7.875            608.85
 134,000.00
    PHOENIX          AZ   85024          1            10/12/95
    00
    21254529                             03           12/01/95
     0
    21254529                             O            11/01/25
    0
1




    1469705          429/429             F          219,750.00
    ZZ
    SCHEER              JERI     S       360        219,315.83
     1
    3312 DREAMY WAY                    8.125          1,631.64
    95
                                       7.875          1,631.64
 231,320.00
    RALEIGH          NC   27615          1            10/23/95
    14
    21276027                             05           12/01/95
    30
    21276027                             O            11/01/25
    0


    1469706          429/429             F          310,000.00
    ZZ
    GRIFFITH, JR        EDWARD   D       360        309,417.92
     1
    1113 CLUB HOUSE ROAD               8.375          2,356.22
    72
                                       8.125          2,356.22
 435,000.00
    GLADWYNE         PA   19035          5            10/25/95
    00
    21276175                             05           12/01/95
     0
    21276175                             O            11/01/25
    0


    1469708          429/429             F          277,600.00
    ZZ
    BORENSTEIN          ISAAC            360        277,104.76
     1
    52 MOORE ROAD                      8.625          2,159.15
    80
                                       8.375          2,159.15
 350,000.00
    WAYLAND          MA   01778          2            10/27/95
    00
    21281480                             05           12/01/95
     0
    21281480                             O            11/01/25
    0


    1469709          429/429             F          242,250.00
    ZZ
    KLEINMANN           JAMES    C       360        241,947.79
     1
    2311 OVERLOOK DR.                  8.375          1,841.28
    95
                                       8.125          1,841.28
 255,000.00
    MT. DORA         FL   32757          1            11/01/95
    14
    21284195                             05           01/01/96
    30
    21284195                             O            12/01/25
    0


    1469710          429/429             F          242,250.00
    ZZ
    SALSBURG            BRADFORD P       360        241,679.60
     1
    2386 MAGNOLIA WAY                  7.250          1,652.58
    95
                                       7.000          1,652.58
 255,000.00
    JAMISON          PA   18929          1            10/31/95
    14
    21284401                             05           12/01/95
    30
    21284401                             O            11/01/25
    0


    1469711          429/429             F          226,550.00
    ZZ
    SHERWOOD            BARRY    J       360        226,029.64
     1
1


    3650 ELDERBERRY PLACE              7.375          1,564.73
    95
                                       7.125          1,564.73
 238,500.00
    FAIRFAX          VA   22033          1            10/26/95
    14
    21287156                             05           12/01/95
    30
    21287156                             O            11/01/25
    0


    1469712          429/429             F          218,500.00
    ZZ
    ROBINSON            GLEN     A       360        218,045.92
     1
    204 ST. LEONARD LANE               7.875          1,584.28
    95
                                       7.625          1,584.28
 230,000.00
    CRANBERRY TOWNS  PA   16066          1            10/31/95
    14
    21287636                             03           12/01/95
    30
    21287636                             O            11/01/25
    0


    1469714          429/429             F          229,500.00
    ZZ
    BRADY               GEORGE   J       360        229,228.03
     1
    54772 ALEXIS CT.                   8.625          1,785.03
    75
                                       8.375          1,785.03
 306,000.00
    SHELBY TWP.      MI   48316          5            11/01/95
    00
    21292107                             05           01/01/96
     0
    21292107                             O            12/01/25
    0


    1469715          429/429             F          276,600.00
    ZZ
    STOUT               GARY     F       360        276,263.67
     1
    20 SUMMER LEA                      8.500          2,126.82
    80
                                       8.250          2,126.82
 345,821.00
    BUCKINGHAM       PA   18901          1            11/17/95
    00
    21297643                             05           01/01/96
     0
    21297643                             O            12/01/25
    0


    1469716          429/429             F          187,300.00
    ZZ
    PULIDO-THOMPSON     PAMELA   A       360        186,929.94
     1
    13573 NORTH 97TH WAY               8.125          1,390.70
    75
                                       7.875          1,390.70
 249,957.00
    SCOTTSDALE       AZ   85260          1            10/10/95
    00
    21301650                             03           12/01/95
     0
    21301650                             O            11/01/25
    0


    1469769          106/106             F          274,400.00
    ZZ
    BORENSTEIN          PHILIP           360        274,229.44
     1
    262 WESTERN AVENUE                 8.375          2,085.64
    80
                                       8.125          2,085.64
 347,000.00
    SHERBORN         MA   01770          2            12/22/95
    00
    0134307                              05           02/01/96
     0
1


    0134307                              O            01/01/26
    0


    1469783          694/728             F          294,750.00
    ZZ
    YONCLAS             CHRISTOPHP       360        294,750.00
     1
    4 DONNER STREET                    8.000          2,162.77
    90
                                       7.750          2,162.77
 327,500.00
    HOLMDEL          NJ   07733          1            01/05/96
    14
    0380329079                           05           03/01/96
    30
    0400103082                           O            02/01/26
    0


    1469799          748/748             F          230,000.00
    ZZ
    NOREM               MICHAEL  N       360        229,837.67
     1
    220 LA CRESTA DRIVE                7.750          1,647.75
    69
                                       7.500          1,647.75
 336,000.00
    ARROYO GRANDE    CA   93420          1            12/14/95
    00
    020530                               05           02/01/96
     0
    020530                               O            01/01/26
    0


    1469813          595/728             F          342,000.00
    ZZ
    KENNEDY             JOHN     C       360        341,781.92
     1
    1254 COUNTRY ROAD #186             8.250          2,569.33
    90
                                       8.000          2,569.33
 380,000.00
    PARKER           CO   80134          4            12/21/95
    01
    0380318627                           05           02/01/96
    25
    6019327                              O            01/01/26
    0


    1469817          736/728             F          200,000.00
    ZZ
    MCWILLIAMS          KEVIN            360        199,858.85
     1
    1188 DATE STREET                   7.750          1,432.82
    72
                                       7.500          1,432.82
 278,500.00
    MONTARA          CA   94037          1            12/28/95
    00
    0380320383                           05           02/01/96
     0
    455808                               O            01/01/26
    0


    1469820          736/728             F          223,200.00
    ZZ
    HUBER               THOMAS   J       360        223,200.00
     1
    26 BURNSIDE AVENUE                 8.000          1,637.76
    80
                                       7.750          1,637.76
 279,000.00
    SAN FRANCISCO    CA   94131          1            01/05/96
    00
    0380321472                           07           03/01/96
     0
    444398                               O            02/01/26
    0


1


    1469822          480/728             F          291,650.00
    ZZ
    ANTHONY             STEVEN   L       360        291,454.31
     1
    203 POINCIANA LANE                 8.000          2,140.02
    90
                                       7.750          2,140.02
 324,080.00
    LARGO            FL   34640          1            01/04/96
    11
    0380325325                           05           02/01/96
    25
    1057165                              O            01/01/26
    0


    1469824          750/728             F          472,000.00
    ZZ
    HOLTZ               GARY     W       360        471,714.06
     1
    2085 ROYAL WAY                     8.500          3,629.27
    80
                                       8.250          3,629.27
 590,000.00
    SAN LUIS OBISPO  CA   93405          2            12/22/95
    00
    0380318999                           05           02/01/96
     0
    315049270                            O            01/01/26
    0


    1469834          227/728             F          234,000.00
    ZZ
    HNATOW              BRENDA   J       360        234,000.00
     1
    2301 GREYSTONE DRIVE               7.750          1,676.41
    80
                                       7.500          1,676.41
 292,500.00
    NEW BRAUNFELS    TX   78132          1            01/04/96
    00
    0380328956                           05           03/01/96
     0
    1616927                              O            02/01/26
    0


    1469838          025/025             F          363,200.00
    T
    CAYANNI             JEAN     L       360        362,950.05
     1
    15411 CAPTIVA DRIVE #8-B           7.875          2,633.45
    80
                                       7.625          2,633.45
 454,500.00
    CAPTIVA          FL   33924          1            12/04/95
    00
    330413                               09           02/01/96
     0
    330413                               O            01/01/26
    0


    1469840          403/728             F          585,000.00
    T
    HUGHES JR           DAVID    H       360        472,327.87
     1
    173 WAMPHASSUC ROAD                7.750          4,191.02
    74
                                       7.500          4,191.02
 792,000.00
    STONINGTON       CT   06378          1            12/01/95
    00
    0380335167                           05           01/01/96
     0
    6424477                              O            12/01/25
    0


    1469853          992/728             F          254,700.00
    ZZ
    HAYES               SABRINA  M       360        254,700.00
     1
    2 RONWOOD ROAD                     8.375          1,935.91
    90
                                       8.125          1,935.91
 283,000.00
1


    SPRING VALLEY    NY   10977          1            01/12/96
    14
    0380318924                           05           03/01/96
    25
    321352                               O            02/01/26
    0


    1469863          E22/728             F          232,000.00
    ZZ
    TAN                 EDUARDO  S       360        231,852.06
     1
    2977 CALLE DE LAS ESTRELLA         8.250          1,742.94
    80
                                       8.000          1,742.94
 290,000.00
    SAN JOSE         CA   95148          2            12/15/95
    00
    0410050702                           03           02/01/96
     0
    0410050702                           O            01/01/26
    0


    1469885          163/728             F          225,000.00
    ZZ
    AGENA, JR           MANUEL   G       360        224,845.15
     1
    5445 NW 150TH PLACE                7.875          1,631.41
    90
                                       7.625          1,631.41
 250,000.00
    PORTLAND         OR   97229          1            12/21/95
    14
    0380322058                           05           02/01/96
    25
    815068077                            O            01/01/26
    0


    1469920          975/728             F          130,000.00
    ZZ
    BUI JR              RICHARD          360        130,000.00
     1
    1981 ANAPOLIS CIRCLE               7.875            942.59
    65
                                       7.625            942.59
 200,000.00
    CORONA           CA   91719          2            01/22/96
    00
    0380340266                           05           03/01/96
     0
    952910                               O            02/01/26
    0


    1469938          369/728             F          440,000.00
    ZZ
    JONES, JR.          NOLON    W       360        439,697.19
     1
    4340 SOUTH MACGREGOR               7.875          3,190.31
    61
                                       7.625          3,190.31
 725,000.00
    HOUSON           TX   77021          5            12/21/95
    00
    0380323155                           05           02/01/96
     0
    49503907                             O            01/01/26
    0


    1469945          369/728             F          225,000.00
    ZZ
    HODGES              WILLIAM  R       360        224,845.15
     1
    LOT 4 MOORES CREEK                 7.875          1,631.41
    75
                                       7.625          1,631.41
 300,000.00
    DELTAVILLE       VA   23043          2            12/21/95
    00
    0380325242                           05           02/01/96
     0
    48545669                             O            01/01/26
    0
1




    1469951          439/728             F          280,000.00
    ZZ
    BRUINGTON           ARTHUR   E       360        279,622.98
     1
    14 SUNLIGHT                        8.000          2,054.55
    80
                                       7.750          2,054.55
 350,000.00
    IRVINE           CA   92715          2            10/27/95
    00
    0380320094                           03           01/01/96
     0
    1812813                              O            12/01/25
    0


    1469952          439/728             F          297,000.00
    ZZ
    ISAZA               FERNANDO         360        297,000.00
     1
    3897 WOODVALE DRIVE                7.875          2,153.46
    90
                                       7.625          2,153.46
 330,000.00
    CARLSBAD         CA   92008          1            01/01/96
    10
    0380320102                           05           03/01/96
    20
    1826253                              O            02/01/26
    0


    1469956          561/728             F          312,000.00
    ZZ
    WILSON              RANDALL  D       360        311,810.99
     1
    15 W 900 SOUTH                     8.500          2,399.01
    79
                                       8.250          2,399.01
 396,000.00
    PENDLETON        IN   46064          2            12/21/95
    00
    0380329129                           05           02/01/96
     0
    8611782                              O            01/01/26
    0


    1469957          562/728             F          381,500.00
    ZZ
    KOUTSAVLIS          ATHANASIO        360        381,256.72
     1
    2-07 149TH STREET                  8.250          2,866.09
    70
                                       8.000          2,866.09
 545,000.00
    WHITESTONE       NY   11357          1            12/29/95
    00
    0380328345                           05           02/01/96
     0
    504860                               O            01/01/26
    0


    1469965          526/728             F          330,000.00
    ZZ
    SLAUGHTER           PAUL     D       360        329,800.08
     2
    1300 CALLE GIRASO                  8.500          2,537.42
    58
                                       8.250          2,537.42
 575,000.00
    SANTA FE         NM   87501          2            12/11/95
    00
    0380335514                           05           02/01/96
     0
    00086880                             O            01/01/26
    0


    1469968          526/728             F          269,500.00
    ZZ
    SYMS                HARCOURT         360        269,332.49
     1
1


    1015 S FLORIDA AVE.                8.375          2,048.40
    70
                                       8.125          2,048.40
 385,000.00
    TAPRON SPRINGS   FL   34689          5            12/06/95
    00
    0380318551                           05           02/01/96
     0
    00082955                             O            01/01/26
    0


    1469970          526/728             F          500,000.00
    ZZ
    CHAN                STEPHEN  T       360        499,664.50
     1
    164 ALICE LANE                     8.000          3,668.83
    80
                                       7.750          3,668.83
 630,000.00
    ORINDA           CA   94563          1            12/04/95
    00
    0380320508                           05           02/01/96
     0
    0084107                              O            01/01/26
    0


    1469972          526/728             F          456,000.00
    ZZ
    JACOBS              STEVEN           360        455,716.57
     1
    741 MARLIN DRIVE                   8.375          3,465.93
    61
                                       8.125          3,465.93
 750,000.00
    LAGUNA BEACH     CA   92651          2            12/08/95
    00
    0380316373                           05           02/01/96
     0
    0084411                              O            01/01/26
    0


    1469974          526/728             F          500,000.00
    ZZ
    COLLINS             TYSON    J       360        499,719.69
     1
    5 SAINT ANDREWS COURT              8.875          3,978.23
    78
                                       8.625          3,978.23
 643,162.00
    PARK CITY        UT   84060          4            12/14/95
    00
    0380318866                           05           02/01/96
     0
    0082238                              O            01/01/26
    0


    1469978          526/728             F          278,450.00
    ZZ
    STATT               JOHN     F       360        278,258.37
     1
    13539 EAST ESTRELLA AVENUE         7.875          2,018.96
    80
                                       7.625          2,018.96
 348,105.00
    SCOTTSDALE       AZ   85259          1            12/11/95
    00
    0380320730                           03           02/01/96
     0
    00049708                             O            01/01/26
    0


    1469979          526/728             F          345,400.00
    ZZ
    PERRY               DONALD   E       360        345,201.27
     1
    12155 MEADOWS LANE                 8.750          2,717.27
    80
                                       8.500          2,717.27
 431,795.00
    ALPHARETTA       GA   30202          1            12/15/95
    00
    0380319187                           05           02/01/96
     0
1


    0088735                              O            01/01/26
    0


    1469981          964/728             F          314,400.00
    ZZ
    DOYLE               STEPHEN          360        314,400.00
     1
    840 LOMA DRIVE #1                  8.500          2,417.46
    80
                                       8.250          2,417.46
 393,000.00
    HERMOSA BEACH    CA   90254          2            01/02/96
    00
    0380321522                           01           03/01/96
     0
    16572                                O            02/01/26
    0


    1469983          776/728             F          208,000.00
    ZZ
    AUDENINO            MARK     P       360        208,000.00
     1
    776 PICKFORD COURT                 8.125          1,544.39
    80
    NEWBURY PARK AREA                  7.875          1,544.39
 260,000.00
    THOUSAND OAKS    CA   91320          2            01/05/96
    00
    0380324419                           05           03/01/96
     0
    2127246                              O            02/01/26
    0


    1469984          526/728             F          400,000.00
    ZZ
    COLASUONNO          DOMINICK         360        399,775.75
     1
    50 CLIFFSIDE LANE                  8.875          3,182.58
    80
                                       8.625          3,182.58
 500,000.00
    BEDFORD          NY   10506          1            12/11/95
    00
    0380319179                           05           02/01/96
     0
    0086831                              O            01/01/26
    0


    1470017          560/560             F          228,587.60
    ZZ
    NASELSKY            CHARLES  M       316        228,401.00
     1
    190 GLENIFFER HILL ROAD            8.750          1,853.38
    76
                                       8.500          1,853.38
 303,000.00
    RICHBORO         PA   18954          1            11/20/95
    00
    220217285                            05           02/01/96
     0
    220217285                            O            05/01/22
    0


    1470018          560/560             F          243,011.97
    ZZ
    SWIFT               TIMOTHY  L       316        242,813.60
     1
    6135 MEADOW LARK DRIVE             8.750          1,970.33
    68
                                       8.500          1,970.33
 360,000.00
    LAVERNE          CA   91750          1            11/13/95
    00
    220251920                            05           02/01/96
     0
    220251920                            O            05/01/22
    0


1


    1470019          560/560             F          204,208.13
    ZZ
    DAVIS               DANIEL   A       306        204,027.35
     1
    1654 BARNARD RD                    8.750          1,669.80
    69
                                       8.500          1,669.80
 300,000.00
    CLAREMONT        CA   91711          1            11/22/95
    00
    217901933                            05           02/01/96
     0
    217901933                            O            07/01/21
    0


    1470021          375/728             F          337,500.00
    ZZ
    LEWIS               LEILANI          360        336,966.97
     1
    1245 PU'UKI PLACE                  8.000          2,476.46
    68
                                       7.750          2,476.46
 500,000.00
    KAMUELA          HI   96743          5            11/27/95
    00
    0380323189                           05           01/01/96
     0
    604905                               O            12/01/25
    0


    1470024          025/025             F          271,900.00
    ZZ
    JUSTICE             MARK     W       360        271,712.88
     1
    5091 SCHOFIELD COURT               7.875          1,971.46
    80
                                       7.625          1,971.46
 339,900.00
    POWDER SPRINGS   GA   30073          1            12/15/95
    00
    415780                               03           02/01/96
     0
    415780                               O            01/01/26
    0


    1470029          025/025             F          345,000.00
    ZZ
    THOMPSON            JOHN     E       360        344,762.57
     1
    1064 OAKDALE RD                    7.875          2,501.49
    78
                                       7.625          2,501.49
 445,000.00
    ATLANTA          GA   30307          2            12/14/95
    00
    521768                               05           02/01/96
     0
    521768                               O            01/01/26
    0


    1470035          025/025             F          235,400.00
    ZZ
    MASSEY              RODERICK A       360        235,249.90
     1
    511 NW 110 AVENUE                  8.250          1,768.48
    89
                                       8.000          1,768.48
 265,000.00
    PLANTATION       FL   33324          2            12/20/95
    14
    473512                               03           02/01/96
    25
    473512                               O            01/01/26
    0


    1470037          450/728             F          317,700.00
    ZZ
    SCHAAFSMA           JENNIE           360        317,512.43
     1
    6241 SURFBOARD CIRCLE              8.625          2,471.04
    90
                                       8.375          2,471.04
 353,586.00
1


    HUNTINGTON BEAC  CA   92648          1            12/15/95
    14
    0380328220                           05           02/01/96
    25
    3962339                              O            01/01/26
    0


    1470040          450/728             F          350,000.00
    ZZ
    KOTHARI             MANISH   D       360        349,752.98
     1
    231 LELAND AVENUE                  7.750          2,507.44
    73
                                       7.500          2,507.44
 480,000.00
    MENLO PARK       CA   94025          1            12/12/95
    00
    0380328246                           05           02/01/96
     0
    4152237                              O            01/01/26
    0


    1470044          317/728             F          241,200.00
    ZZ
    KIM                 HU       N       360        241,034.01
     1
    5701 PARKWAY DRIVE                 7.875          1,748.87
    90
                                       7.625          1,748.87
 268,050.00
    LAUREL           MD   20707          1            12/20/95
    11
    0380329608                           03           02/01/96
    25
    221966                               O            01/01/26
    0


    1470045          450/728             F          430,000.00
    ZZ
    WIN                 VINCENT  K       360        429,704.08
     1
    21715 REGNART ROAD                 7.875          3,117.80
    66
                                       7.625          3,117.80
 655,000.00
    CUPERTINO        CA   95014          1            12/12/95
    00
    0380328097                           05           02/01/96
     0
    3962636                              O            01/01/26
    0


    1470046          317/728             F          219,600.00
    ZZ
    LUND                PENNY            360        219,463.51
     1
    205 EAST AVENIDA RAMONA            8.375          1,669.12
    80
                                       8.125          1,669.12
 275,000.00
    SAN CLEMENTE     CA   92672          2            12/14/95
    00
    0380321985                           05           02/01/96
     0
    227230                               O            01/01/26
    0


    1470050          450/728             F          314,550.00
    ZZ
    SHOUT               LANCE    S       360        314,333.52
     1
    912 FINNELL WAY                    7.875          2,280.71
    90
                                       7.625          2,280.71
 349,900.00
    PLACENTIA        CA   92670          1            12/14/95
    10
    0380328048                           03           02/01/96
    25
    3962883                              O            01/01/26
    0
1




    1470054          814/728             F          252,000.00
    ZZ
    FRANZMAN            DAVID            360        252,000.00
     1
    2320 MOONLIGHT WAY                 7.625          1,783.64
    80
                                       7.375          1,783.64
 315,000.00
    SANTA ROSA       CA   95403          1            01/26/96
    00
    0380341017                           05           03/01/96
     0
    0809601054                           O            02/01/26
    0


    1470055          450/728             F          260,000.00
    ZZ
    BRIDGETTE           RONALD           360        259,829.93
     1
    3921 LINDEN AVENUE                 8.125          1,930.49
    66
                                       7.875          1,930.49
 398,000.00
    LONG BEACH       CA   90807          2            12/19/95
    00
    0380328071                           05           02/01/96
     0
    3963246                              O            01/01/26
    0


    1470061          450/728             F          575,000.00
    ZZ
    ELIAS               MUEID    D       360        574,594.17
     1
    6930 SANDTRACK ROAD                7.750          4,119.37
    62
                                       7.500          4,119.37
 940,000.00
    RIVERSIDE        CA   92506          2            12/19/95
    00
    0380328238                           05           02/01/96
     0
    3961810                              O            01/01/26
    0


    1470066          450/728             F          500,000.00
    ZZ
    SIMON               LAWRENCE W       360        499,655.90
     1
    1171 NORTH COYOTE LANE             7.875          3,625.35
    46
                                       7.625          3,625.35
1,100,000.00
    ORANGE           CA   92667          2            12/20/95
    00
    0380328212                           05           02/01/96
     0
    3962487                              O            01/01/26
    0


    1470074          E57/728             F          228,000.00
    ZZ
    SALKIN              MARSHALL A       360        228,000.00
     1
    87 BEEKMAN PLACE                   8.375          1,732.96
    80
                                       8.125          1,732.96
 285,000.00
    PALM DESERT      CA   92211          1            01/08/96
    00
    0380321183                           03           03/01/96
     0
    50682011000                          O            02/01/26
    0


    1470077          025/025             F          282,700.00
    ZZ
    SEAY                JOHN     C       360        282,373.52
     1
1


    132 STONEHILL DRIVE                8.750          2,224.00
    80
                                       8.500          2,224.00
 353,400.00
    MAITLAND         FL   32751          1            11/08/95
    00
    457917                               05           01/01/96
     0
    457917                               O            12/01/25
    0


    1470078          893/728             F          360,000.00
    ZZ
    STAFFORD            JAMES    E       360        360,000.00
     1
    4316 GOLD RUN DRIVE                8.375          2,736.26
    80
                                       8.125          2,736.26
 450,000.00
    OAKLEY           CA   94561          2            01/26/96
    00
    0380340035                           05           03/01/96
     0
    1470078                              O            02/01/26
    0


    1470080          317/728             F          637,500.00
    ZZ
    SHARMA              ANNU     G       360        637,103.76
     1
    6 NIDDEN                           8.375          4,845.46
    75
                                       8.125          4,845.46
 850,000.00
    IRVINE           CA   92715          5            12/12/95
    00
    0380321845                           03           02/01/96
     0
    227179                               O            01/01/26
    0


    1470085          317/728             F          223,000.00
    ZZ
    SLABER              JAMES    M       360        222,861.38
     1
    6092 BROOKLINE COURT               8.375          1,694.97
    90
                                       8.125          1,694.97
 250,000.00
    LISLE            IL   60532          2            12/21/95
    12
    0380321977                           05           02/01/96
    25
    172386                               O            01/01/26
    0


    1470087          317/728             F          352,000.00
    ZZ
    LAUNIUS             DAVID    A       360        351,763.81
     1
    5742 NORTH KINGSDALE               8.000          2,582.86
    86
                                       7.750          2,582.86
 410,500.00
    CHICAGO          IL   60646          2            12/22/95
    11
    0380324369                           05           02/01/96
    25
    220799                               O            01/01/26
    0


    1470091          317/728             F          370,000.00
    ZZ
    ERICKSON            SCOTT    G       360        369,751.74
     1
    78-167TH LANE NORTH WEST           8.000          2,714.93
    73
                                       7.750          2,714.93
 510,000.00
    ANDOVER          MN   55304          5            12/19/95
    00
    0380321761                           05           02/01/96
     0
1


    220702                               O            01/01/26
    0


    1470092          375/728             F          138,800.00
    ZZ
    WALTERS             JOEL     E       360        138,699.54
     1
    5462 NW 109TH WAY                  7.625            982.42
    52
                                       7.375            982.42
 268,000.00
    CORAL SPRINGS    FL   33076          2            12/06/95
    00
    0380327404                           03           02/01/96
     0
    403751                               O            01/01/26
    0


    1470095          375/728             F          120,000.00
    ZZ
    EINDORF             HELMUT           360        119,919.48
     1
    3 VILLA BEND DRIVE                 8.000            880.52
    44
                                       7.750            880.52
 274,000.00
    HOUSTON          TX   77069          1            12/08/95
    00
    0380323205                           05           02/01/96
     0
    404560                               O            01/01/26
    0


    1470102          450/728             F          330,000.00
    ZZ
    LOUIE               PARVIZ           360        329,767.09
     1
    17732 PALORA STREET                7.750          2,364.16
    75
                                       7.500          2,364.16
 440,000.00
    LOS ANGELES      CA   91316          2            12/06/95
    00
    0380331091                           05           02/01/96
     0
    3962099                              O            01/01/26
    0


    1470103          560/560             F          220,002.90
    ZZ
    TANCIONGCO JR       VINCENTE D       300        219,794.08
     1
    166 DEERGLEN CIR                   8.625          1,790.09
    76
                                       8.375          1,790.09
 291,000.00
    VACAVILLE        CA   95687          1            11/16/95
    00
    217614395                            05           02/01/96
     0
    217614395                            O            01/01/21
    0


    1470105          A13/728             F          650,000.00
    ZZ
    STEBBINS            EDWIN    E       360        649,585.51
     1
    520 JUNE ROAD                      8.250          4,883.24
    66
                                       8.000          4,883.24
 995,000.00
    STAMFORD         CT   06903          5            12/22/95
    00
    0380339359                           05           02/01/96
     0
    950211541                            O            01/01/26
    0


1


    1470132          765/728             F          436,000.00
    ZZ
    MATSUBA             HOWARD   M       360        436,000.00
     1
    2020 EAST PIONEER AVENUE           8.000          3,199.22
    80
                                       7.750          3,199.22
 545,000.00
    FULLERTON        CA   92631          2            01/02/96
    00
    0380326885                           05           03/01/96
     0
    310047                               O            02/01/26
    0


    1470136          A13/728             F          254,500.00
    ZZ
    DIMARINO            WILLIAM  R       360        254,329.24
     1
    214 HARRISON AVENUE                8.000          1,867.43
    75
                                       7.750          1,867.43
 342,000.00
    BELLEAIR BEACH   FL   34634          2            12/22/95
    00
    0380329426                           05           02/01/96
     0
    950077291                            O            01/01/26
    0


    1470149          A13/728             F          416,000.00
    ZZ
    WU                  WAYNE            360        416,000.00
     1
    WEST LAKE ROAD                     7.875          3,016.29
    80
                                       7.625          3,016.29
 520,000.00
    TUXEDO PARK      NY   10987          1            01/04/96
    00
    0380329434                           05           03/01/96
     0
    950206325                            O            02/01/26
    0


    1470155          369/728             F          242,900.00
    ZZ
    HARTMAN             ANTHONY          360        242,732.84
     1
    5597 EAST LINKS PLACE              7.875          1,761.19
    90
                                       7.625          1,761.19
 270,000.00
    LITTLETON        CO   80122          1            12/22/95
    11
    0380325259                           03           02/01/96
    30
    49488844                             O            01/01/26
    0


    1470160          369/728             F          270,000.00
    ZZ
    BRANSTAD            STEVEN   F       360        269,814.19
     1
    140 WEST ELMWOOD PLACE             7.875          1,957.69
    90
                                       7.625          1,957.69
 300,000.00
    MINNEAPOLIS      MN   55419          2            12/29/95
    12
    0380331695                           05           02/01/96
    25
    48628580                             O            01/01/26
    0


    1470175          750/728             F          150,400.00
    ZZ
    CAVALLI             DAVID    J       360        150,293.85
     1
    7009 MARYMOUNT WAY                 7.750          1,077.48
    80
                                       7.500          1,077.48
 188,000.00
1


    GOLETA           CA   93117          2            12/19/95
    00
    0380321316                           01           02/01/96
     0
    315049247                            O            01/01/26
    0


    1470180          560/560             F          187,500.00
    ZZ
    KIM                 CHANG    H       360        187,380.43
     1
    5325 COTTONDALE AVE                8.250          1,408.63
    75
                                       8.000          1,408.63
 250,000.00
    WYOMING          MI   49509          1            12/28/95
    00
    450309323                            05           02/01/96
     0
    450309323                            O            01/01/26
    0


    1470185          387/387             F          275,000.00
    ZZ
    WHITE               CARROL   A       360        274,833.41
     1
    239 MANDALAY ROAD                  8.500          2,114.51
    71
                                       8.250          2,114.51
 390,000.00
    OAKLAND          CA   94618          5            12/01/95
    00
    567834                               05           02/01/96
     0
    567834                               O            01/01/26
    0


    1470186          387/387             F           99,500.00
    T
    BENTLEY             JAMES    L       360         99,439.72
     1
    124 25TH STREET                    8.500            765.07
    45
                                       8.250            765.07
 225,000.00
    NEWPORT BEACH    CA   92663          2            12/07/95
    00
    568386                               05           02/01/96
     0
    568386                               O            01/01/26
    0


    1470187          387/387             F           96,500.00
    ZZ
    BENTLEY             JAMES    L       360         96,441.54
     1
    4606 EDGEWOOD PLACE                8.500            742.00
    73
                                       8.250            742.00
 133,000.00
    RIVERSIDE        CA   92506          2            12/07/95
    00
    568360                               05           02/01/96
     0
    568360                               O            01/01/26
    0


    1470190          387/387             F          261,900.00
    ZZ
    HUNT                MATTHEW  H       360        261,737.21
     1
    287 HUBBARD GULCH ROAD             8.375          1,990.63
    90
                                       8.125          1,990.63
 291,000.00
    BEN LOMOND       CA   95005          1            12/06/95
    04
    569996                               05           02/01/96
    25
    569996                               O            01/01/26
    0
1




    1470192          387/387             F          524,000.00
    ZZ
    BEJAR               ISAAC            360        523,665.86
     1
    907 NEWKIRK DRIVE                  8.250          3,936.64
    69
                                       8.000          3,936.64
 765,000.00
    LA JOLLA         CA   92037          5            12/05/95
    00
    565820                               05           02/01/96
     0
    565820                               O            01/01/26
    0


    1470193          387/387             F          261,000.00
    ZZ
    MILLS               JOHN     P       360        260,841.88
     1
    6412 PINTAIL COURT                 8.500          2,006.87
    90
                                       8.250          2,006.87
 291,206.00
    PLANO            TX   75024          4            12/04/95
    10
    567685                               03           02/01/96
    25
    567685                               O            01/01/26
    0


    1470196          B76/728             F          376,000.00
    ZZ
    SCHWAB              DON              360        375,506.42
     1
    2632 BRASSOW RD                    8.125          2,791.79
    78
                                       7.875          2,791.79
 485,000.00
    SALINE           MI   48176          2            11/28/95
    00
    0380339136                           05           01/01/96
     0
    000182056                            O            12/01/25
    0


    1470200          267/267             F          234,000.00
    ZZ
    SHARP               STEVEN   D       360        234,000.00
     1
    29922 IMPERIAL DRIVE               7.625          1,656.24
    90
                                       7.375          1,656.24
 260,000.00
    SAN JUAN CAPIST  CA   92675          1            01/05/96
    10
    4382161                              05           03/01/96
    25
    4382161                              O            02/01/26
    0


    1470202          B76/728             F          220,500.00
    ZZ
    DONNELLON           RICHARD  M       360        220,203.11
     1
    390 MAPLEWOOD                      8.000          1,617.95
    90
                                       7.750          1,617.95
 245,000.00
    NORTHVILLE       MI   48167          1            11/22/95
    10
    0380339128                           05           01/01/96
    25
    000181911                            O            12/01/25
    0


    1470203          267/267             F          800,000.00
    ZZ
    GIRARD              PHILIP   M       360        800,000.00
     1
1


    805 HIGHLAND DRIVE                 7.625          5,662.35
    64
                                       7.375          5,662.35
1,260,000.00
    LA CANADA FLINT  CA   91011          5            01/03/96
    00
    4369684                              05           03/01/96
     0
    4369684                              O            02/01/26
    0


    1470204          758/728             F          197,650.00
    ZZ
    MARTIN, III         WILLIAM          360        197,650.00
     1
    6142 BURGOYNE ROAD                 7.625          1,398.95
    63
                                       7.375          1,398.95
 315,000.00
    HOUSTON          TX   77057          2            01/09/96
    00
    0380327826                           03           03/01/96
     0
    71123                                O            02/01/26
    0


    1470205          267/267             F          300,000.00
    ZZ
    KAHN                ANDREW           360        300,000.00
     1
    4089 HAMPSTEAD ROAD                7.375          2,072.03
    69
                                       7.125          2,072.03
 440,000.00
    LA CANADA-FLINT  CA   91011          1            01/04/96
    00
    4383337                              05           03/01/96
     0
    4383337                              O            02/01/26
    0


    1470211          637/728             F          575,000.00
    ZZ
    SMITH               JOHN     M       360        575,000.00
     1
    12418 BEAUCHAMPS LANE              8.125          4,269.36
    64
                                       7.875          4,269.36
 900,000.00
    SARATOGA         CA   95070          2            01/01/96
    00
    0380326125                           05           03/01/96
     0
    3435526                              O            02/01/26
    0


    1470222          171/728             F          284,200.00
    ZZ
    CHING               THOMAS   E       360        284,014.09
     1
    3125 WOODGREEN COURT               8.125          2,110.18
    90
                                       7.875          2,110.18
 315,866.00
    THOUSAND OAKS    CA   91360          1            12/18/95
    10
    0380322512                           05           02/01/96
    25
    03054674                             O            01/01/26
    0


    1470225          171/728             F          225,000.00
    T
    CELIS               RODOLFO          360        224,845.15
     1
    UNIT NO 2817 SUMMIT CONDOMINIU     7.875          1,631.41
    75
    PHASE 1                            7.625          1,631.41
 303,000.00
    ELKHORN AT SUN   ID   83354          1            12/22/95
    00
    0380321431                           01           02/01/96
     0
1


    37090347                             O            01/01/26
    0


    1470226          624/728             F          464,000.00
    ZZ
    HELOU               CAROL    G       360        463,680.68
     1
    2527 EAST CAMERON AVENUE           7.875          3,364.32
    80
                                       7.625          3,364.32
 580,000.00
    WEST COVINA      CA   91791          1            12/21/95
    00
    0380321779                           05           02/01/96
     0
    42002952133                          O            01/01/26
    0


    1470228          E19/728             F          224,000.00
    ZZ
    LE                  TUAN     A       360        224,000.00
     1
    839 NORTON AVENUE                  8.125          1,663.19
    87
                                       7.875          1,663.19
 260,000.00
    GLENDALE         CA   91202          2            01/10/96
    04
    0380322124                           05           03/01/96
    25
    5100                                 O            02/01/26
    0


    1470232          171/728             F          243,100.00
    ZZ
    BOYLE               FRED     F       360        243,100.00
     1
    1522 SHAFFER COURT                 8.125          1,805.01
    95
                                       7.875          1,805.01
 255,914.00
    BREA             CA   92621          1            01/03/96
    04
    0380321415                           03           03/01/96
    30
    04076894                             O            02/01/26
    0


    1470236          744/728             F          230,000.00
    ZZ
    BROWN JR            ARTHUR   A       360        230,000.00
     1
    625 DETROIT STREET                 8.375          1,748.17
    71
                                       8.125          1,748.17
 325,000.00
    SAN FRANCISCO    CA   94131          2            01/08/96
    00
    0380322157                           05           03/01/96
     0
    76119                                O            02/01/26
    0


    1470241          936/728             F          248,000.00
    ZZ
    LOGSDON             JOHN     W       360        247,510.03
     1
    3705 WEST GINGER CREEK DRIVE       8.125          1,841.39
    80
                                       7.875          1,841.39
 310,000.00
    SPRINGFILED      IL   62707          1            10/30/95
    00
    0380322645                           05           12/01/95
     0
    1912781                              O            11/01/25
    0


1


    1470244          936/728             F          233,500.00
    ZZ
    WEIGAND             DAVID    K       360        233,223.29
     1
    905 ROUNDTABLE COURT               8.625          1,816.14
    71
                                       8.375          1,816.14
 333,000.00
    WALNUT           CA   91789          2            11/16/95
    00
    0380321894                           05           01/01/96
     0
    1987403                              O            12/01/25
    0


    1470245          936/728             F          228,000.00
    ZZ
    GEFOROS             JAMES    B       360        227,850.85
     1
    2023 W SUMMERLAND STREET           8.125          1,692.90
    80
                                       7.875          1,692.90
 285,000.00
    RANCHO PALOS VE  CA   90274          2            12/19/95
    00
    0380321266                           05           02/01/96
     0
    1894575                              O            01/01/26
    0


    1470246          936/728             F          271,000.00
    ZZ
    CEREGHINO           MATTHEW  D       360        270,835.82
     1
    3056 STAPLES RANCH DRIVE           8.500          2,083.76
    87
                                       8.250          2,083.76
 315,000.00
    PLEASANTON       CA   94588          2            12/21/95
    11
    0380322488                           05           02/01/96
    25
    6004774                              O            01/01/26
    0


    1470248          936/728             F          206,000.00
    ZZ
    KALLSTROM           OLOF             360        205,875.20
     1
    4228 ELMER AVENUE                  8.500          1,583.97
    78
                                       8.250          1,583.97
 265,000.00
    STUDIO CITY      CA   91602          2            12/07/95
    00
    0380322298                           05           02/01/96
     0
    1996131                              O            01/01/26
    0


    1470251          936/728             F          227,500.00
    ZZ
    SHANKAR             HARI             360        227,230.39
     1
    5639 TANNER RIDGE AVENUE           8.625          1,769.48
    90
                                       8.375          1,769.48
 253,000.00
    THOUSAND OAKS    CA   91362          2            11/07/95
    11
    0380321597                           01           01/01/96
    25
    1968056                              O            12/01/25
    0


    1470254          936/728             F          111,000.00
    ZZ
    SCHLEGEL            JERALD   J       360        110,919.65
     1
    200 SURREY DRIVE                   7.625            785.66
    45
                                       7.375            785.66
 250,000.00
1


    BONITA           CA   91902          2            12/01/95
    00
    0380322272                           05           02/01/96
     0
    1983832                              O            01/01/26
    0


    1470257          936/728             F          248,500.00
    ZZ
    HENNINGFIELD        RANDALL  D       360        248,353.28
     1
    25663 ESTORIL STREET               8.625          1,932.81
    88
                                       8.375          1,932.81
 282,500.00
    SANTA CLARITA    CA   91355          2            12/07/95
    11
    0380321399                           05           02/01/96
    25
    1990886                              O            01/01/26
    0


    1470259          936/728             F          320,000.00
    ZZ
    NAIM                SHAHRAM          360        319,779.77
     1
    1029 26TH STREET                   7.875          2,320.23
    72
                                       7.625          2,320.23
 450,000.00
    SANTA MONICA     CA   90403          1            12/27/95
    00
    0380326869                           05           02/01/96
     0
    6002588                              O            01/01/26
    0


    1470262          936/728             F          322,950.00
    ZZ
    GREER               EDWARD   C       360        322,492.65
     1
    930 RIDGEVIEW LANE                 7.750          2,313.66
    80
                                       7.500          2,313.66
 403,700.00
    LOWER GWYNEDD T  PA   19002          1            11/30/95
    00
    0380321175                           05           01/01/96
     0
    1956838                              O            12/01/25
    0


    1470264          375/728             F          275,000.00
    ZZ
    PURI                RAJESH           360        274,352.54
     1
    13600 VALLEY OAK CIR               7.250          1,875.98
    77
                                       7.000          1,875.98
 360,000.00
    ROCKVILLE        MD   20850          1            11/01/95
    00
    0380326638                           05           12/01/95
     0
    402157                               O            11/01/25
    0


    1470266          E58/728             F          446,000.00
    ZZ
    VOGT                MARK     D       360        445,722.78
     1
    12104 WALNUT BRANCH ROAD           8.375          3,389.93
    90
                                       8.125          3,389.93
 496,202.00
    HERNDON          VA   22070          1            12/21/95
    14
    0380329111                           03           02/01/96
    25
    8622250                              O            01/01/26
    0
1




    1470269          765/728             F          308,400.00
    ZZ
    NESSON              DAVID    A       360        308,198.25
     1
    11 BERNAY                          8.125          2,289.87
    80
                                       7.875          2,289.87
 385,500.00
    LAGUNA NIGUEL    CA   92677          1            12/28/95
    00
    0380322314                           03           02/01/96
     0
    311512                               O            01/01/26
    0


    1470361          617/617             F          396,450.00
    ZZ
    HELMIG              VICTOR   W       360        395,942.65
     1
    417 HOLLOWDALE                     8.250          2,978.40
    80
                                       8.000          2,978.40
 495,562.00
    EDMOND           OK   73003          1            11/09/95
    00
    159795                               03           01/01/96
     0
    159795                               O            12/01/25
    0


    1470387          617/617             F          234,000.00
    ZZ
    NEELEY              ROCKY    E       360        233,700.53
     1
    3108 ASHKIRK LOOP                  8.250          1,757.97
    90
                                       8.000          1,757.97
 260,000.00
    RIO RANCHO       NM   87124          1            11/17/95
    14
    165413                               05           01/01/96
    30
    165413                               O            12/01/25
    0


    1470390          163/728             F          279,500.00
    ZZ
    TAFT                EDWARD   S       360        279,500.00
     1
    839 POINT CREEK DRIVE              8.500          2,149.11
    78
                                       8.250          2,149.11
 360,000.00
    SAN JOSE         CA   95133          2            12/28/95
    00
    0380318841                           05           03/01/96
     0
    315055710                            O            02/01/26
    0


    1470392          A39/728             F          456,250.00
    ZZ
    CHIU                JOHN     C       360        456,250.00
     1
    808 CAMINO FLORES                  8.250          3,427.65
    80
                                       8.000          3,427.65
 570,373.00
    THOUSAND OAKS    CA   91360          1            01/12/96
    00
    0380318403                           03           03/01/96
     0
    9500227                              O            02/01/26
    0


    1470395          405/405             F          248,000.00
    ZZ
    EVANS               CHRISTOPHJ       360        247,829.32
     1
1


    201 REGLA CIRCLE                   7.875          1,798.18
    90
                                       7.625          1,798.18
 276,000.00
    SAN CLEMENTE     CA   92672          2            12/08/95
    21
    3815958                              05           02/01/96
    25
    3815958                              O            01/01/26
    0


    1470422          731/728             F          234,000.00
    ZZ
    ALLEN               CHRISTOP D       360        234,000.00
     1
    8 CRESTED BUTTE CIRCLE             8.500          1,799.26
    80
                                       8.250          1,799.26
 295,000.00
    LAGUNA NIGUEL    CA   92677          2            01/08/96
    00
    0380321886                           05           03/01/96
     0
    411610926                            O            02/01/26
    0


    1470423          731/728             F          269,500.00
    ZZ
    HERSCU              HERTZEL          360        269,500.00
     1
    10235 ANDASOL AVENUE               8.500          2,072.22
    95
    NORTHRIDGE AREA                    8.250          2,072.22
 284,000.00
    LOS ANGELES      CA   91325          1            01/03/96
    11
    0380322165                           05           03/01/96
    30
    411911110                            O            02/01/26
    0


    1470426          617/617             F          300,000.00
    ZZ
    NEELY               JEFFREY  A       360        299,616.08
     1
    1509 MYRTLEWOOD COURT              8.250          2,253.80
    76
                                       8.000          2,253.80
 395,000.00
    CHESTERFIELD     MO   63005          1            11/17/95
    00
    0161044                              03           01/01/96
     0
    0161044                              O            12/01/25
    0


    1470431          232/232             F          104,000.00
    T
    WOLKOFF             BELLE    B       360        103,935.35
     1
    1385 LOWELL AVENUE #B100           8.375            790.48
    80
                                       8.125            790.48
 130,000.00
    PARK CITY        UT   84060          1            01/03/96
    00
    11007261                             01           02/01/96
     0
    11007261                             O            01/01/26
    0


    1470440          936/728             F          364,000.00
    ZZ
    GARCIA              FERNANDO P       360        364,000.00
     1
    1060 ABARCA COURT                  7.875          2,639.26
    89
                                       7.625          2,639.26
 410,000.00
    CHULA VISTA      CA   91910          2            01/02/96
    10
    0380323692                           05           03/01/96
    25
1


    1955335                              O            02/01/26
    0


    1470443          025/025             F          642,959.90
    ZZ
    MORILLO             J        L       360        640,577.03
     1
    5092 ISLEWORTH COUNRTY CLUB DR     8.250          4,830.34
    65
                                       8.000          4,830.34
 991,000.00
    WINDERMERE       FL   34786          5            12/08/95
    00
    540814                               03           01/01/96
     0
    540814                               O            12/01/25
    0


    1470444          617/617             F          490,000.00
    ZZ
    GLENN               JAMES    L       360        488,455.76
     1
    318 ST ANDREWS DRIVE               8.375          3,724.36
    73
                                       8.125          3,724.36
 671,181.00
    ST ALBANS        MO   63073          1            08/07/95
    00
    160679                               03           10/01/95
     0
    160679                               O            09/01/25
    0


    1470446          776/728             F          399,950.00
    ZZ
    BROWN               DAVID    A       360        399,950.00
     1
    2138 SHADOW RIDGE WAY              7.750          2,865.30
    67
                                       7.500          2,865.30
 599,950.00
    SAN JOSE         CA   95138          1            01/04/96
    00
    0380329335                           05           03/01/96
     0
    6224301                              O            02/01/26
    0


    1470449          776/728             F          221,100.00
    ZZ
    RENVILLE            BRADLEY  J       360        221,100.00
     1
    3918 SUNSETRIDGE ROAD              8.000          1,622.35
    80
                                       7.750          1,622.35
 276,380.00
    MOORPARK         CA   93021          1            01/05/96
    00
    0380329343                           03           03/01/96
     0
    2124094                              O            02/01/26
    0


    1470461          617/617             F          300,000.00
    ZZ
    PFLAGER III         HENRY    B       360        299,344.43
     1
    22 LORENZO LANE                    7.625          2,123.39
    62
                                       7.375          2,123.39
 490,000.00
    LADUE            MO   63124          2            10/13/95
    00
    161251                               03           12/01/95
     0
    161251                               O            11/01/25
    0


1


    1470463          A83/728             F          335,000.00
    ZZ
    MACDONALD           KYLE     G       360        334,775.22
     1
    3205 CRESTLINE DRIVE               8.000          2,458.11
    50
                                       7.750          2,458.11
 672,000.00
    PARK CITY        UT   84060          5            12/26/95
    00
    0380327594                           05           02/01/96
     0
    119430                               O            01/01/26
    0


    1470467          617/617             F          221,000.00
    ZZ
    BACA                GILBERT  S       360        220,709.89
     1
    725 LOS LOVATOS ROAD               8.125          1,640.92
    65
                                       7.875          1,640.92
 340,000.00
    SANTA FE         NM   87501          5            11/09/95
    00
    165288                               05           01/01/96
     0
    165288                               O            12/01/25
    0


    1470468          405/405             F          328,100.00
    ZZ
    DVORAK              JEFFREY          360        327,890.78
     1
    1201 ROMNEY DRIVE                  8.250          2,464.91
    90
                                       7.710          2,464.91
 365,000.00
    PASADENA         CA   91105          1            12/12/95
    22
    3828753                              05           02/01/96
    25
    3828753                              O            01/01/26
    0


    1470469          731/728             F          203,200.00
    ZZ
    SMITH               THOMAS   P       360        203,200.00
     1
    346 SPINDLEWOOD AVENUE             8.250          1,526.57
    80
                                       8.000          1,526.57
 254,000.00
    CAMARILLO        CA   93012          1            01/09/96
    00
    0380321860                           05           03/01/96
     0
    8000184                              O            02/01/26
    0


    1470472          624/728             F          293,600.00
    ZZ
    PHAN-QUANG          TUE              360        293,403.00
     1
    4162 ROCKCREEK COURT               8.000          2,154.33
    80
                                       7.750          2,154.33
 367,000.00
    DANVILLE         CA   94506          1            12/14/95
    00
    0380322801                           05           02/01/96
     0
    63061000123                          O            01/01/26
    0


    1470474          A83/728             F          258,200.00
    ZZ
    SAVOCCHIA           NICHOLAS D       360        257,534.60
     1
    13233 NORTH 13TH PLACE             8.250          1,939.77
    92
                                       8.000          1,939.77
 282,494.00
1


    PHOENIX          AZ   85022          1            09/14/95
    04
    0380327644                           03           11/01/95
    25
    115655                               O            10/01/25
    0


    1470482          526/728             F          266,500.00
    ZZ
    HICKEY              THOMAS   E       360        265,409.39
     1
    73 PARKWAY WEST                    8.625          2,072.81
    78
                                       8.375          2,072.81
 345,000.00
    MOUNT VERNON     NY   10552          2            10/24/95
    00
    0380320888                           05           12/01/95
     0
    0043001                              O            11/01/25
    0


    1470483          A83/728             F          240,000.00
    ZZ
    SMARTT              PHILLIP  L       360        239,381.50
     1
    7225 CENTRAL PIKE                  8.250          1,803.04
    75
                                       8.000          1,803.04
 320,000.00
    MT JULIET        TN   37122          5            09/22/95
    00
    0380327487                           05           11/01/95
     0
    115526                               O            10/01/25
    0


    1470487          369/728             F          249,394.09
    ZZ
    MOORE               JAMES    D       358        249,224.29
     1
    2701 SOUTH VICTOR AVENUE           8.000          1,832.43
    30
                                       7.750          1,832.43
 850,000.00
    TULSA            OK   74114          1            01/11/96
    00
    0380323775                           05           02/01/96
     0
    48903330                             O            11/01/25
    0


    1470488          163/728             F          228,600.00
    ZZ
    MOSES JR            EDWARD   B       360        228,450.46
     1
    10355 S OAKLEY                     8.125          1,697.35
    90
                                       7.875          1,697.35
 254,000.00
    CHICAGO          IL   60643          1            12/15/95
    14
    0380320722                           05           02/01/96
    25
    10224673                             O            01/01/26
    0


    1470489          624/728             F          492,000.00
    ZZ
    ISHIDA              HARRISON M       360        492,000.00
     1
    2885 OAHU AVENUE                   7.625          3,482.35
    80
                                       7.375          3,482.35
 615,000.00
    HONOLULU         HI   96822          1            01/05/96
    00
    0380322090                           05           03/01/96
     0
    70073029866                          O            02/01/26
    0
1




    1470490          470/728             F          225,480.00
    ZZ
    CHUNG               ERIC     Y       360        225,480.00
     1
    1958 VIEWPOINTE CIRCLE             8.000          1,654.50
    80
                                       7.750          1,654.50
 281,850.00
    SANTA ROSA       CA   95403          1            01/08/96
    00
    0380322264                           03           03/01/96
     0
    72001474                             O            02/01/26
    0


    1470491          470/728             F          569,100.00
    ZZ
    AVRUCH              MATTHEW  E       360        569,100.00
     1
    1532 FALLING STAR AVENUE           8.250          4,275.46
    79
                                       8.000          4,275.46
 725,000.00
    THOUSAND OAKS    CA   91362          2            01/06/96
    00
    0380322249                           03           03/01/96
     0
    24144058                             O            02/01/26
    0


    1470492          420/728             F          204,000.00
    ZZ
    BUTLER JR           ROBERT   R       360        204,000.00
     1
    479 MONTI CIRCLE                   7.750          1,461.49
    80
                                       7.500          1,461.49
 255,000.00
    PLEASANT HILL    CA   94523          2            01/05/96
    00
    0380322421                           05           03/01/96
     0
    322446                               O            02/01/26
    0


    1470493          765/728             F          138,000.00
    ZZ
    LEZAJA              FRANK    P       360        138,000.00
     1
    59 ANJOU                           7.875          1,000.60
    74
                                       7.625          1,000.60
 188,000.00
    NEWPORT COAST (  CA   92657          1            01/09/96
    00
    0380323668                           01           03/01/96
     0
    312076                               O            02/01/26
    0


    1470494          765/728             F          275,000.00
    ZZ
    BERCHIOLLI          PETER    J       360        275,000.00
     1
    5847 EAST VALENCIA DRIVE           8.000          2,017.86
    80
                                       7.750          2,017.86
 345,000.00
    ORANGE           CA   92669          2            01/04/96
    00
    0380323684                           05           03/01/96
     0
    311972                               O            02/01/26
    0


    1470526          A83/728             F          240,000.00
    ZZ
    EXTER               JAMES    P       360        239,668.58
     1
1


    752 BEAR CREEK CIRCLE              7.875          1,740.17
    80
                                       7.625          1,740.17
 300,000.00
    WINTER SPRINGS   FL   32708          1            12/01/95
    00
    0380335548                           03           01/01/96
     0
    118927                               O            12/01/25
    0


    1470535          A83/728             F          265,000.00
    ZZ
    SIEFKEN             MERLIN   R       360        264,476.43
     1
    5706 GALLERY COURT                 8.125          1,967.62
    79
                                       7.875          1,967.62
 336,000.00
    WEST DES MOINES  IA   50266          2            10/30/95
    00
    0380327552                           03           12/01/95
     0
    79059                                O            11/01/25
    0


    1470537          617/617             F          265,000.00
    ZZ
    MORGAN              BRADLEY  B       360        264,643.19
     1
    2063 S WOODBURY                    8.000          1,944.48
    86
                                       7.750          1,944.48
 309,000.00
    SPRINGFIELD      MO   65807          1            12/01/95
    14
    187121                               05           01/01/96
    25
    187121                               O            12/01/25
    0


    1470540          617/617             F          220,000.00
    ZZ
    BUELL               J        L       360        219,703.77
     1
    7907 TWILIGHT PL                   8.000          1,614.29
    87
                                       7.750          1,614.29
 255,450.00
    PARKVILLE        MO   64152          1            11/29/95
    14
    157181                               03           01/01/96
    25
    157181                               O            12/01/25
    0


    1470544          640/640             F          290,400.00
    ZZ
    CRENSHAW            THOMAS   W       360        290,200.15
     1
    2283 EAST SHREWSBURY RUN           7.875          2,105.60
    80
                                       7.625          2,105.60
 363,000.00
    COLLIERVILLE     TN   38017          1            12/28/95
    00
    5651104                              03           02/01/96
     0
    5651104                              O            01/01/26
    0


    1470548          640/640             F          635,550.00
    ZZ
    HOBBS II            JAMES    V       360        635,112.62
     1
    2550 JOHNSON ROAD                  7.875          4,608.18
    64
                                       7.625          4,608.18
1,000,000.00
    GERMANTOWN       TN   38139          5            12/29/95
    00
    5651633                              05           02/01/96
     0
1


    5651633                              O            01/01/26
    0


    1470568          526/728             F          263,700.00
    ZZ
    PARKINS             STEPHEN  H       360        263,518.52
     2
    2168 MONARCH DRIVE                 7.875          1,912.01
    68
                                       7.625          1,912.01
 390,000.00
    PARK CITY        UT   84060          5            12/14/95
    00
    0380320714                           05           02/01/96
     0
    00081960                             O            01/01/26
    0


    1470606          617/617             F          249,000.00
    ZZ
    STATEHAM            GEORGE   M       360        248,824.25
     1
    110 GREENWING COURT                7.750          1,783.87
    86
                                       7.500          1,783.87
 290,000.00
    GEORGETOWN       KY   40324          4            11/28/95
    14
    242134                               05           02/01/96
    25
    242134                               O            01/01/26
    0


    1470611          163/728             F          235,000.00
    ZZ
    ONUFER              RUSSEL   R       360        234,829.91
     1
    4968 RIDING RIDGE ROAD             7.625          1,663.32
    63
                                       7.375          1,663.32
 374,900.00
    SAN DIEGO        CA   92130          1            12/07/95
    00
    0380319971                           05           02/01/96
     0
    1415037676                           O            01/01/26
    0


    1470617          640/640             F          234,500.00
    ZZ
    BOHLMAN             MARK     F       360        234,325.97
     1
    2921 TISHOMINGO LANE               7.500          1,639.66
    80
                                       7.250          1,639.66
 295,000.00
    MEMPHIS          TN   38111          1            12/29/95
    00
    5645338                              05           02/01/96
     0
    5645338                              O            01/01/26
    0


    1470633          640/640             F          560,000.00
    ZZ
    WEBSTER SR.         JAMES    A       360        559,614.61
     1
    15 TURNBERRY LANE                  7.875          4,060.39
    59
                                       7.625          4,060.39
 950,000.00
    LOOKOUT          GA   30750          2            12/20/95
    00
    5609185                              05           02/01/96
     0
    5609185                              O            01/01/26
    0


1


    1470668          617/617             F          344,000.00
    ZZ
    ADDERTON            JOHN     C       360        343,548.41
     1
    454 TWIN CREEK ROAD                8.125          2,554.20
    72
                                       7.875          2,554.20
 479,000.00
    CREVE COEUR      MO   63141          1            11/27/95
    00
    161400                               03           01/01/96
     0
    161400                               O            12/01/25
    0


    1470683          A52/728             F          245,000.00
    ZZ
    CARVER              LISA             360        245,000.00
     1
    4530 SETTLES BRIDGE ROAD           8.125          1,819.12
    60
                                       7.875          1,819.12
 410,000.00
    SUWANEE          GA   30174          2            01/19/96
    00
    0380319492                           05           03/01/96
     0
    0135325                              O            02/01/26
    0


    1470686          A83/728             F          270,000.00
    ZZ
    RIECK III           ALBERT   S       360        269,504.42
     1
    11730 BLACKWOODS LANE              8.500          2,076.07
    88
                                       8.250          2,076.07
 310,030.00
    WEST PALM BEACH  FL   33412          1            10/20/95
    11
    0380327578                           03           12/01/95
    25
    116129                               O            11/01/25
    0


    1470689          744/728             F          328,000.00
    ZZ
    NEYDAVOUD           KAMRAN           360        328,000.00
     1
    348 SOUTH WETHERLY DRIVE           8.000          2,406.75
    80
                                       7.750          2,406.75
 410,000.00
    BEVERLY HILLS    CA   90211          1            01/04/96
    00
    0380323197                           05           03/01/96
     0
    75948                                O            02/01/26
    0


    1470690          550/550             F          600,000.00
    ZZ
    BLACK               STEVEN   L       360        600,000.00
     1
    17078 EL MIRADOR                   7.625          4,246.76
    43
                                       7.375          4,246.76
1,400,000.00
    RANCHO SANTA FE  CA   92067          1            01/11/96
    00
    120181347                            05           03/01/96
     0
    120181347                            O            02/01/26
    0


    1470700          881/728             F          138,000.00
    ZZ
    FEINSTEIN           JACK     A       360        138,000.00
     1
    6036 143RD COURT NORTHEAST         8.750          1,085.65
    55
                                       8.500          1,085.65
 255,000.00
1


    REDMOND          WA   98052          2            01/10/96
    00
    0380329244                           05           03/01/96
     0
    401489                               O            02/01/26
    0


    1470704          E19/728             F          228,000.00
    ZZ
    MAHLER              PHILIP           360        228,000.00
     1
    11155 MCDONALD STREET              8.000          1,672.98
    80
                                       7.750          1,672.98
 285,000.00
    CULVER CITY      CA   90230          2            01/08/96
    00
    0380323742                           05           03/01/96
     0
    4895                                 O            02/01/26
    0


    1470705          E19/728             F          245,000.00
    ZZ
    BAER                CHRISTOPHR       360        245,000.00
     1
    631 SOUTH MARISPOSA STREET         8.250          1,840.60
    80
                                       8.000          1,840.60
 307,000.00
    BURBANK          CA   91506          2            01/11/96
    00
    0380323759                           05           03/01/96
     0
    3334                                 O            02/01/26
    0


    1470707          776/728             F           60,700.00
    T
    CARTER              BOBBY            360         60,700.00
     1
    7400 WEST FLAMINGO ROAD #1015      8.500            466.74
    75
                                       8.250            466.74
  80,950.00
    LAS VEGAS        NV   89117          1            01/09/96
    00
    0380339466                           08           03/01/96
     0
    6325602                              O            02/01/26
    0


    1470708          E19/728             F          423,250.00
    ZZ
    STEPHAN             GEORGE   J       360        423,250.00
     1
    16657 ASHELY OAKS                  8.000          3,105.66
    66
    ENCINO AREA                        7.750          3,105.66
 650,000.00
    LOS ANGELES      CA   91436          2            01/05/96
    00
    0380323767                           05           03/01/96
     0
    5047                                 O            02/01/26
    0


    1470711          A83/728             F          250,000.00
    ZZ
    GREENHAWT           CHARLES  E       360        249,322.29
     1
    2541 EAST NEFFS CIRCLE             8.000          1,834.41
    72
                                       7.750          1,834.41
 352,000.00
    SALT LAKE CITY   UT   84107          5            09/21/95
    00
    0380327610                           05           11/01/95
     0
    115923                               O            10/01/25
    0
1




    1470716          685/728             F          188,000.00
    ZZ
    FOSTER              DANIEL   J       360        188,000.00
     1
    9207 PETIT AVENUE                  8.125          1,395.89
    79
                                       7.875          1,395.89
 238,000.00
    NORTHRIDGE AREA  CA   91343          2            01/03/96
    00
    0380329236                           05           03/01/96
     0
    102785                               O            02/01/26
    0


    1470737          696/728             F          265,000.00
    ZZ
    KELLER              STEPHEN  H       360        265,000.00
     1
    1475 WAGGAMAN CIRCLE               7.625          1,875.65
    59
                                       7.375          1,875.65
 450,000.00
    MCLEAN           VA   22101          5            01/10/96
    00
    0380322850                           05           03/01/96
     0
    2156707                              O            02/01/26
    0


    1470752          E22/728             F           82,000.00
    ZZ
    OLSON               GARY     L       360         82,000.00
     1
    3814 EDMAR LANE NE                 8.500            630.51
    61
                                       8.250            630.51
 135,000.00
    WYOMING          MN   55092          5            01/03/96
    00
    0410055255                           05           03/01/96
     0
    0410055255                           O            02/01/26
    0


    1470756          575/728             F          240,000.00
    ZZ
    PRINE               ROBERT   H       360        239,826.30
     1
    728 A FORREST LANDING ROAD         7.625          1,698.70
    58
                                       7.375          1,698.70
 420,000.00
    HOLLYWOOD        MD   20636          1            12/15/95
    00
    0380326794                           05           02/01/96
     0
    474003343                            O            01/01/26
    0


    1470757          686/686             F          109,100.00
    ZZ
    AKROUSH             JOLE             360        109,100.00
     1
    8541 S 84TH AVENUE                 8.500            838.89
    75
                                       8.250            838.89
 145,500.00
    HICKORY HILLS    IL   60457          1            12/30/95
    00
    30817080021                          05           03/01/96
     0
    30817080021                          O            02/01/26
    0


    1470758          686/686             F          175,000.00
    ZZ
    WOOSLEY             MARK     E       360        175,000.00
     1
1


    1244 PEARL AVENUE                  8.000          1,284.09
    70
                                       7.750          1,284.09
 253,000.00
    GLENDALE HEIGHT  IL   60139          2            12/27/95
    00
    30817080252                          05           03/01/96
     0
    30817080252                          O            02/01/26
    0


    1470759          686/686             F          364,000.00
    ZZ
    ANDREWS             JEFFREY  S       360        364,000.00
     1
    181 LOCH LOMOND WAY                7.900          2,645.58
    80
                                       7.650          2,645.58
 455,000.00
    DANVILLE         CA   94526          1            12/27/95
    00
    30817335052                          05           03/01/96
     0
    30817335052                          O            02/01/26
    0


    1470760          686/686             F           70,000.00
    ZZ
    DAUGHERTY           RALPH    H       360         70,000.00
     1
    8336 SW 5TH STREET                 8.375            532.06
    32
                                       8.125            532.06
 220,000.00
    MIAMI            FL   33144          5            12/27/95
    00
    30817373194                          05           03/01/96
     0
    30817373194                          O            02/01/26
    0


    1470761          686/686             F          110,000.00
    ZZ
    TERLOP              ANTHONY          360        110,000.00
     1
    5941 WOODWIND COURT                8.375            836.08
    63
                                       8.125            836.08
 175,000.00
    GREENACRES       FL   33463          2            12/27/95
    00
    30817373350                          05           03/01/96
     0
    30817373350                          O            02/01/26
    0


    1470765          686/686             F          137,000.00
    ZZ
    JUCKETT             GLENN    C       360        136,907.14
     1
    311 RIO PINAR DRIVE                7.950          1,000.49
    75
                                       7.700          1,000.49
 185,000.00
    ORMOND BEACH     FL   32174          2            12/29/95
    00
    30817063530                          05           02/01/96
     0
    30817063530                          O            01/01/26
    0


    1470766          686/686             F           62,600.00
    T
    PETKUS, JR          MICHAEL  J       360         62,600.00
     1
    199 HIGHWAY A1A #B206              7.600            442.01
    70
                                       7.350            442.01
  90,000.00
    SATELLITE BEACH  FL   32937          2            12/29/95
    00
    30817101884                          01           03/01/96
     0
1


    30817101884                          O            02/01/26
    0


    1470767          686/686             F           94,500.00
    ZZ
    MENDEZ              JUAN     A       360         94,500.00
     1
    12301 S W 104TH TERRACE            8.000            693.41
    70
                                       7.750            693.41
 135,000.00
    MIAMI            FL   33186          5            12/29/95
    00
    30817153240                          05           03/01/96
     0
    30817153240                          O            02/01/26
    0


    1470768          686/686             F          176,250.00
    ZZ
    HOGAN               THEODORE P       360        176,250.00
     1
    801 KENSINGTON COURT               7.950          1,287.13
    75
                                       7.700          1,287.13
 235,000.00
    BREWSTER         NY   10509          1            01/04/96
    00
    30817183916                          03           03/01/96
     0
    30817183916                          O            02/01/26
    0


    1470769          686/686             F           75,000.00
    ZZ
    WAGNER              CARLA    Y       360         75,000.00
     1
    10279 ALLAMANDA BLVD               8.375            570.06
    29
                                       8.125            570.06
 263,000.00
    PALM BEACH GRDN  FL   33410          5            12/29/95
    00
    30817271869                          03           03/01/96
     0
    30817271869                          O            02/01/26
    0


    1470770          686/686             F           43,000.00
    ZZ
    PERRON              CYRILLE  L       360         43,000.00
     1
    1621 N 68 TERRACE                  8.375            326.84
    62
                                       8.125            326.84
  70,000.00
    HOLLYWOOD        FL   33024          2            12/29/95
    00
    30817272578                          05           03/01/96
     0
    30817272578                          O            02/01/26
    0


    1470771          686/686             F           97,000.00
    ZZ
    MCLEOD              MARY     F       360         97,000.00
     1
    2457 SW HERONWOOD ROAD             7.750            694.92
    53
                                       7.500            694.92
 183,000.00
    PALM CITY        FL   34990          2            12/29/95
    00
    30817272842                          03           03/01/96
     0
    30817272842                          O            02/01/26
    0


1


    1470772          686/686             F           79,000.00
    ZZ
    LOPEZ               CARIDAD          360         79,000.00
     1
    16961 N W 76TH COURT               7.850            571.44
    70
                                       7.600            571.44
 113,990.00
    MIAMI            FL   33015          1            01/04/96
    00
    30817275258                          03           03/01/96
     0
    30817275258                          O            02/01/26
    0


    1470773          686/686             F           84,000.00
    ZZ
    JOHNSON             SUSAN    J       360         84,000.00
     1
    822 N 10TH STREET                  8.500            645.89
    68
                                       8.250            645.89
 125,000.00
    JACKSONVILLE BC  FL   32250          5            12/29/95
    00
    30817373368                          05           03/01/96
     0
    30817373368                          O            02/01/26
    0


    1470777          686/686             F          240,000.00
    ZZ
    JONES               JOHN     K       360        240,000.00
     1
    7679 HIGHLAND OAKS DRIVE           7.900          1,744.34
    80
                                       7.650          1,744.34
 300,000.00
    PLEASANTON       CA   94588          5            12/27/95
    00
    30817337751                          05           03/01/96
     0
    30817337751                          O            02/01/26
    0


    1470779          686/686             F           72,700.00
    T
    STRAUSS             DOROTHY  B       360         72,700.00
     1
    815 SW 158 TERRACE                 8.375            552.58
    70
                                       8.125            552.58
 103,900.00
    PEMBROKE PINES   FL   33027          1            01/08/96
    00
    30817373988                          03           03/01/96
     0
    30817373988                          O            02/01/26
    0


    1470780          686/686             F          165,000.00
    ZZ
    FLESHER             MARC     S       360        165,000.00
     1
    551 KINGSBURY TERRACE              8.250          1,239.60
    72
                                       8.000          1,239.60
 232,000.00
    WEST PALM BCH    FL   33414          1            01/11/96
    00
    30817373640                          03           03/01/96
     0
    30817373640                          O            02/01/26
    0


    1470781          686/686             F           80,700.00
    ZZ
    HUDSON              DESIREE  C       360         80,700.00
     1
    110 SADDLE TREE WAY                8.125            599.20
    47
                                       7.875            599.20
 175,000.00
1


    SUGAR HILL       GA   30174          1            01/05/96
    00
    30817271745                          03           03/01/96
     0
    30817271745                          O            02/01/26
    0


    1470782          686/686             F          243,700.00
    ZZ
    KAPADIA             ABDUL            360        243,700.00
     1
    4932 KRON STREET                   8.375          1,852.30
    90
                                       8.125          1,852.30
 270,800.00
    IRVINE           CA   92714          1            01/02/96
    01
    30817298631                          05           03/01/96
    25
    30817298631                          O            02/01/26
    0


    1470783          686/686             F           90,000.00
    ZZ
    MANTELL             MADELINE         360         90,000.00
     1
    108 ELBERTA DRIVE                  7.875            652.57
    75
                                       7.625            652.57
 120,000.00
    NORTH WALES      PA   19454          1            01/05/96
    00
    30817299803                          05           03/01/96
     0
    30817299803                          O            02/01/26
    0


    1470784          686/686             F           55,800.00
    ZZ
    HIGGINS             DENNIS           360         55,800.00
     1
    3321 SW 20TH STREET                8.375            424.13
    75
                                       8.125            424.13
  74,500.00
    FT LAUDERDALE    FL   33312          1            01/05/96
    00
    30817373665                          05           03/01/96
     0
    30817373665                          O            02/01/26
    0


    1470786          575/728             F          277,850.00
    ZZ
    MCCAUSLAND          THOMAS   J       360        277,668.25
     1
    5120 SW 148 AVENUE                 8.125          2,063.03
    95
                                       7.875          2,063.03
 292,500.00
    FT LAUDERDALE    FL   33330          1            12/29/95
    14
    0380325952                           05           02/01/96
    30
    462003082                            O            01/01/26
    0


    1470787          A53/728             F          238,500.00
    ZZ
    MATUSHEK            KEITH    E       360        238,500.00
     1
    15036 EAGLE RIDGE                  8.000          1,750.03
    90
                                       7.750          1,750.03
 265,000.00
    LOCKPORT         IL   60441          2            01/04/96
    14
    0380330564                           05           03/01/96
    25
    NA                                   O            02/01/26
    0
1




    1470808          617/617             F          212,000.00
    ZZ
    HUGHEY              BOB      W       360        211,699.79
     1
    1900 MULBERRY LANE                 7.750          1,518.79
    80
                                       7.500          1,518.79
 265,000.00
    EL RENO          OK   73036          2            11/20/95
    00
    142164                               05           01/01/96
     0
    142164                               O            12/01/25
    0


    1470816          232/232             F          376,200.00
    ZZ
    CIRBO               DENNIS   A       360        375,947.57
     1
    4571 CHRISTENSEN CIRCLE            8.000          2,760.43
    90
                                       7.750          2,760.43
 420,000.00
    LITTLETON        CO   80123          2            12/08/95
    04
    826790                               03           02/01/96
    25
    826790                               O            01/01/26
    0


    1470825          686/686             F           60,000.00
    ZZ
    ARASTU              FAIZ             360         60,000.00
     1
    1975 SWINDON PLACE                 8.250            450.77
    58
                                       8.000            450.77
 104,000.00
    HOFFMAN ESTATES  IL   60195          5            12/28/95
    00
    30817078736                          03           03/01/96
     0
    30817078736                          O            02/01/26
    0


    1470826          686/686             F          169,200.00
    ZZ
    KAPNER              ROBERT   P       360        169,200.00
     1
    3375 NE 42 COURT                   8.375          1,286.05
    55
                                       8.125          1,286.05
 310,000.00
    FT LAUDERDALE    FL   33308          2            12/28/95
    00
    30817272974                          05           03/01/96
     0
    30817272974                          O            02/01/26
    0


    1470827          686/686             F          129,300.00
    ZZ
    KOTSOGEANIS         GEORGE   J       360        129,211.01
     1
    709 WILLOW COURT SOUTH             7.875            937.52
    75
                                       7.625            937.52
 172,500.00
    BELLINGHAM       WA   98225          1            12/22/95
    00
    30817398019                          05           02/01/96
     0
    30817398019                          O            01/01/26
    0


    1470830          575/728             F          297,000.00
    ZZ
    MCKEEVER            MATTHEW  M       360        296,785.04
     1
1


    551 BUCHANAN BLVD.                 7.625          2,102.15
    90
                                       7.375          2,102.15
 330,000.00
    MIDDLETOWN TOWN  NJ   07701          1            12/15/95
    14
    0380326844                           05           02/01/96
    25
    455003286                            O            01/01/26
    0


    1470832          575/728             F          296,250.00
    ZZ
    RAUCH               DOUGLAS  L       360        296,030.14
     1
    705 SEAGRASS REACH                 7.500          2,071.42
    90
                                       7.250          2,071.42
 329,220.00
    CHESAPEAKE       VA   23320          1            12/13/95
    14
    0380326000                           03           02/01/96
    25
    415010430                            O            01/01/26
    0


    1470833          575/728             F          260,000.00
    ZZ
    BROOKS III          EDGAR    L       360        259,816.50
     1
    313 MARTINS COVE ROAD              7.750          1,862.67
    80
                                       7.500          1,862.67
 325,000.00
    ANNAPOLIS        MD   21401          1            12/14/95
    00
    0380325994                           03           02/01/96
     0
    432011779                            O            01/01/26
    0


    1470834          575/728             F          214,000.00
    ZZ
    MOSER               NORMAN   F       360        213,852.73
     1
    145 LANDINGS DRIVE                 7.875          1,551.65
    90
                                       7.625          1,551.65
 238,000.00
    AMHERST          NY   14228          1            12/29/95
    12
    0380326752                           05           02/01/96
    25
    456006131                            O            01/01/26
    0


    1470837          575/728             F           91,000.00
    ZZ
    BAKER               RONALD   B       360         90,935.77
     1
    7402 WILDWOOD DRIVE                7.750            651.94
    58
                                       7.500            651.94
 158,000.00
    TAKOMA PARK      MD   20912          2            12/20/95
    00
    0380325978                           05           02/01/96
     0
    421014325                            O            01/01/26
    0


    1470838          575/728             F          238,350.00
    ZZ
    FLAHERTY            KATHLEEN         360        238,185.97
     1
    11208 PETWORTH LANE                7.875          1,728.20
    90
                                       7.625          1,728.20
 265,000.00
    GLENN DALE       MD   20769          2            12/21/95
    14
    0380325960                           03           02/01/96
    25
1


    421014335                            O            01/01/26
    0


    1470839          575/728             F          221,800.00
    ZZ
    BRUSH               RICHARD  E       360        221,647.36
     1
    9407 WARREN STREET                 7.875          1,608.20
    78
                                       7.625          1,608.20
 285,000.00
    SILVER SPRING    MD   20910          2            12/20/95
    00
    0380325986                           05           02/01/96
     0
    421014345                            O            01/01/26
    0


    1470840          575/728             F          246,950.00
    ZZ
    MACER               MICHAEL  S       360        246,800.40
     1
    19 DEEP POWDER COURT               8.500          1,898.83
    95
                                       8.250          1,898.83
 259,990.00
    WOODSTOCK        MD   21163          1            12/15/95
    14
    0380323957                           03           02/01/96
    30
    432011753                            O            01/01/26
    0


    1470851          439/728             F          225,000.00
    ZZ
    CHAVEZ              ALAN     E       360        224,837.97
     1
    809 OCEAN AVENUE #3                7.650          1,596.41
    90
                                       7.400          1,596.41
 250,000.00
    SEAL BEACH       CA   90740          1            12/28/95
    10
    0380325838                           01           02/01/96
    25
    1828257                              O            01/01/26
    0


    1470852          439/728             F          216,000.00
    ZZ
    MARROQUIN           MILTON   E       360        215,862.26
     1
    518 JALAPA DRIVE                   8.250          1,622.74
    90
                                       8.000          1,622.74
 240,000.00
    COVINA           CA   91724          1            12/11/95
    10
    0380320318                           05           02/01/96
    25
    1829110                              O            01/01/26
    0


    1470853          439/728             F          220,000.00
    ZZ
    GRONER              MARK             360        220,000.00
     1
    18716 SYLVAN STREET                7.800          1,583.72
    79
                                       7.550          1,583.72
 280,000.00
    TARZANA          CA   91335          2            01/04/96
    00
    0380325846                           05           03/01/96
     0
    1830814                              O            02/01/26
    0


1


    1470854          439/728             F          259,200.00
    ZZ
    KAWASHIMA           AKIRA            360        259,200.00
     1
    4432 VERONE STREET                 7.750          1,856.95
    90
                                       7.500          1,856.95
 288,000.00
    BELLAIRE         TX   77401          1            01/09/96
    10
    0380320300                           03           03/01/96
    25
    1831386                              O            02/01/26
    0


    1470855          439/728             F          235,000.00
    ZZ
    CYPRIEN             MARK     J       360        235,000.00
     1
    6420 REGENTS COURT                 8.125          1,744.87
    77
                                       7.875          1,744.87
 307,000.00
    YORBA LINDA      CA   92686          2            01/02/96
    00
    0380325853                           03           03/01/96
     0
    1833468                              O            02/01/26
    0


    1470862          A13/728             F          336,000.00
    ZZ
    BARKER              DOUGLAS  M       360        335,218.22
     1
    10512 MONACO WAY                   8.750          2,643.32
    80
                                       8.500          2,643.32
 420,000.00
    TRAVERSE CITY    MI   49684          4            09/26/95
    00
    0380339235                           05           11/01/95
     0
    950038896                            O            10/01/25
    0


    1470865          E66/E66             F          260,000.00
    ZZ
    WILLIAMS, JR.       PAUL     R       360        259,811.82
     1
    5509 PINE DRIVE                    7.625          1,840.26
    83
                                       7.375          1,840.26
 316,625.00
    RALEIGH          NC   27606          4            12/14/95
    10
    600238929                            05           02/01/96
    12
    600238929                            O            01/01/26
    0


    1470867          601/728             F          231,300.00
    ZZ
    HOLLEY              JEFFREY  G       360        231,156.23
     1
    5539 N. CATTAIL WAY                8.375          1,758.05
    90
                                       8.125          1,758.05
 257,000.00
    GARDEN CITY      ID   83714          1            12/21/95
    10
    0380329764                           05           02/01/96
    25
    4371932                              O            01/01/26
    0


    1470872          601/728             F          244,800.00
    ZZ
    MCCREERY            DONALD   E       360        244,470.38
     1
    17807 NANTZ ROAD                   8.000          1,796.26
    90
                                       7.750          1,796.26
 272,000.00
1


    HUNTERSVILLE     NC   28078          1            11/10/95
    10
    0380328931                           05           01/01/96
    25
    1044147                              O            12/01/25
    0


    1470929          450/728             F          333,000.00
    ZZ
    BERKOWITZ           BARRY    M       360        333,000.00
     1
    1505 KEARNEY STREET                7.750          2,385.65
    55
                                       7.500          2,385.65
 610,000.00
    ST HELENA        CA   94574          2            12/26/95
    00
    0380328725                           05           03/01/96
     0
    3962479                              O            02/01/26
    0


    1470933          450/728             F          256,000.00
    ZZ
    WINTHERS            WAYNE    W       360        255,819.31
     1
    1109 HORNET WAY                    7.750          1,834.02
    80
                                       7.500          1,834.02
 320,000.00
    FULLERTON        CA   92631          2            12/14/95
    00
    0380331190                           05           02/01/96
     0
    3962727                              O            01/01/26
    0


    1470972          A83/728             F          216,000.00
    ZZ
    SIMON               MARK     D       360        215,594.40
     1
    16 SHAWN COURT                     8.375          1,641.76
    90
                                       8.125          1,641.76
 241,500.00
    N BRUNSWICK      NJ   08902          1            10/12/95
    04
    0380327776                           05           12/01/95
    25
    92177                                O            11/01/25
    0


    1470991          A83/728             F          353,600.00
    ZZ
    WHITE               MICHAEL  A       360        353,135.83
     1
    1066 FAIRWAY VALLEY DRIVE          8.125          2,625.47
    80
                                       7.875          2,625.47
 442,300.00
    WOODSTOCK        GA   30188          1            11/10/95
    00
    0380327651                           05           01/01/96
     0
    117715                               O            12/01/25
    0


    1470995          450/728             F          374,000.00
    ZZ
    ZUCKERMAN           ROBERT           360        373,767.54
     1
    1626 MOUNTCREST AVENUE             8.375          2,842.67
    78
                                       8.125          2,842.67
 485,000.00
    LOS ANGELES      CA   90069          2            12/19/95
    00
    0380328865                           05           02/01/96
     0
    3963097                              O            01/01/26
    0
1




    1470997          450/728             F          335,000.00
    ZZ
    AZAD                MAJID    P       360        334,769.46
     1
    1380 RUDGEAR ROAD                  7.875          2,428.98
    66
                                       7.625          2,428.98
 512,000.00
    WALNUT CREEK     CA   94596          2            12/11/95
    00
    0380328899                           05           02/01/96
     0
    3958881                              O            01/01/26
    0


    1471000          A83/728             F          239,150.00
    ZZ
    ANDERSON JR         ANGUS    A       360        238,843.97
     1
    66 RODEO ROAD                      8.250          1,796.65
    66
                                       8.000          1,796.65
 364,241.00
    SNOWMASS VILLAG  CO   81615          2            11/08/95
    00
    0380327586                           03           01/01/96
     0
    117910                               O            12/01/25
    0


    1471002          A83/728             F          300,000.00
    ZZ
    THATCHER            DEVAR    S       360        299,606.19
     1
    850 SOUTH 1950 WEST #61            8.125          2,227.49
    73
                                       7.875          2,227.49
 415,000.00
    ST GEORGE        UT   84770          2            11/20/95
    00
    0380327834                           05           01/01/96
     0
    117823                               O            12/01/25
    0


    1471005          450/728             F          289,000.00
    ZZ
    TOWNLEY             TIMOTHY  E       360        288,815.72
     1
    101 EUNICE AVENUE                  8.250          2,171.16
    80
                                       8.000          2,171.16
 362,000.00
    MOUNTAIN VIEW    CA   94040          2            12/21/95
    00
    0380328832                           05           02/01/96
     0
    3963592                              O            01/01/26
    0


    1471011          A83/728             F          215,000.00
    ZZ
    VAN HAGEN           KENNETH  E       360        214,862.91
     1
    14 PASO DEL RIO                    8.250          1,615.22
    57
                                       8.000          1,615.22
 380,000.00
    CARMEL           CA   93924          2            12/20/95
    00
    0380327842                           05           02/01/96
     0
    118710                               O            01/01/26
    0


    1471014          450/728             F          313,000.00
    ZZ
    BECKMAN             THOMAS   W       360        312,795.25
     1
1


    1424 WIKIUP DRIVE                  8.125          2,324.02
    75
                                       7.875          2,324.02
 420,000.00
    SANTA ROSA       CA   95403          2            12/20/95
    00
    0380328881                           05           02/01/96
     0
    3963196                              O            01/01/26
    0


    1471038          526/728             F          255,000.00
    ZZ
    DWYER               THOMAS           360        254,841.50
     1
    1806 WEST GORE CREEK DRIVE         8.375          1,938.19
    67
                                       8.125          1,938.19
 384,500.00
    VAIL             CO   81657          5            12/14/95
    00
    0380321332                           05           02/01/96
     0
    0081777                              O            01/01/26
    0


    1471044          480/728             F          182,500.00
    ZZ
    LLOSA               JOSE     L       360        182,392.25
     1
    16670 SW 78 PLACE                  8.625          1,419.47
    50
                                       8.375          1,419.47
 365,000.00
    MIAMI            FL   33157          1            12/29/95
    00
    0380328758                           05           02/01/96
     0
    1584952                              O            01/01/26
    0


    1471084          685/728             F          500,000.00
    ZZ
    AILOR               WILLIAM  H       360        500,000.00
     1
    1052 VIA PALESTRA                  7.875          3,625.35
    80
                                       7.625          3,625.35
 631,000.00
    PALOS VERDES ES  CA   90274          2            01/10/96
    00
    0380324310                           05           03/01/96
     0
    103211                               O            02/01/26
    0


    1471086          776/728             F          522,000.00
    ZZ
    TRAUTMANN           ROLF             360        522,000.00
     1
    15221 20TH CIRCLE SE               8.000          3,830.25
    67
                                       7.750          3,830.25
 780,000.00
    MILL CREEK       WA   98012          5            01/08/96
    00
    0380327818                           05           03/01/96
     0
    5527154                              O            02/01/26
    0


    1471089          637/728             F          313,000.00
    ZZ
    CHATTERTON          A        R       360        313,000.00
     1
    1031 S FAIRWAY CIRCLE              7.875          2,269.47
    63
                                       7.625          2,269.47
 500,000.00
    FRUIT HEIGHTS    UT   84037          5            01/05/96
    00
    0380330549                           05           03/01/96
     0
1


    4617031                              O            02/01/26
    0


    1471090          637/728             F          440,000.00
    ZZ
    HOFFMAN             DANIEL   V       360        440,000.00
     1
    1245 LOS TRANCOS ROAD              8.000          3,228.57
    80
                                       7.750          3,228.57
 555,000.00
    PORTOLA VALLEY   CA   94028          2            01/03/96
    00
    0380326208                           05           03/01/96
     0
    3435450                              O            02/01/26
    0


    1471091          637/728             F          230,000.00
    ZZ
    STONE JR            WALTER   V       360        230,000.00
     1
    8 FORSYTHIA DRIVE                  8.375          1,748.17
    64
                                       8.125          1,748.17
 360,000.00
    WALPOLE          MA   02081          2            01/05/96
    00
    0380326430                           05           03/01/96
     0
    4823613                              O            02/01/26
    0


    1471092          637/728             F          340,000.00
    T
    GWYNN               ROBERT   E       360        340,000.00
     1
    726 ASHDOWN CIRCLE                 8.000          2,494.80
    75
                                       7.750          2,494.80
 455,000.00
    WEST LINN        OR   97068          1            01/05/96
    00
    0380324328                           03           03/01/96
     0
    3521531                              O            02/01/26
    0


    1471094          267/267             F          239,000.00
    ZZ
    HOLMES              NEIL             360        239,000.00
     1
    17158 KILLION ST                   7.750          1,712.23
    79
                                       7.500          1,712.23
 305,000.00
    ENCINO           CA   91316          2            01/09/96
    00
    4379875                              05           03/01/96
     0
    4379875                              O            02/01/26
    0


    1471095          B74/728             F          273,700.00
    ZZ
    KANIAN              ART              360        273,700.00
     1
    9375 LINDELL ROAD                  8.375          2,080.32
    85
                                       8.125          2,080.32
 322,000.00
    LAS VEGAS        NV   89113          1            01/10/96
    01
    0380328675                           05           03/01/96
    25
    960074                               O            02/01/26
    0


1


    1471096          B74/728             F          317,500.00
    ZZ
    GRECH               ELIZABETHA       360        317,500.00
     1
    8 WHITESANDS DRIVE                 7.875          2,302.10
    45
                                       7.625          2,302.10
 717,500.00
    NEWPORT COAST A  CA   92657          1            01/17/96
    00
    0380324344                           03           03/01/96
     0
    956482                               O            02/01/26
    0


    1471101          664/728             F          243,000.00
    ZZ
    STOKES              JAMES            360        242,852.79
     1
    100 VISTA DEL MONTE                8.500          1,868.46
    49
                                       8.250          1,868.46
 500,000.00
    LOS GATOS        CA   95032          2            12/27/95
    00
    0380325192                           05           02/01/96
     0
    2018224                              O            01/01/26
    0


    1471103          698/728             F          239,300.00
    ZZ
    PAK                 KUN      H       360        239,300.00
     1
    15251 CALLE LOMITA                 8.250          1,797.78
    89
                                       8.000          1,797.78
 270,000.00
    CHINO HILLS      CA   91709          1            01/03/96
    12
    0380329327                           05           03/01/96
    17
    11951919                             O            02/01/26
    0


    1471129          076/076             F          380,000.00
    ZZ
    BARCLAY             ALAN     B       360        379,731.80
     1
    7158 FREEDOM BOULEVARD             7.750          2,722.37
    80
                                       7.500          2,722.37
 475,000.00
    APTOS            CA   95003          1            12/01/95
    00
    5041052                              05           02/01/96
     0
    5041052                              O            01/01/26
    0


    1471130          076/076             F          280,000.00
    ZZ
    MERKEL              JEROME   P       360        279,623.00
     1
    14895 RASPBERRY DRIVE              8.000          2,054.54
    73
                                       7.750          2,054.54
 384,900.00
    ROGERS           MN   55374          1            12/06/95
    00
    5045912                              05           01/01/96
     0
    5045912                              O            12/01/25
    0


    1471132          076/076             F          267,200.00
    ZZ
    ELMENDORF           DOUGLAS  W       360        266,840.23
     1
    6402 CRANE TERRACE                 8.000          1,960.62
    79
                                       7.750          1,960.62
 339,000.00
1


    BETHESDA         MD   20817          2            11/27/95
    00
    5047962                              05           01/01/96
     0
    5047962                              O            12/01/25
    0


    1471133          076/076             F          416,800.00
    ZZ
    HUANG-HELLINGER     FRANK    R       360        416,490.67
     1
    10 LARCH ROAD                      7.500          2,914.33
    90
                                       7.250          2,914.33
 463,200.00
    NEWTON           MA   02168          1            12/11/95
    04
    5045282                              05           02/01/96
    25
    5045282                              O            01/01/26
    0


    1471135          076/076             F          250,000.00
    ZZ
    DAMM                ARTHUR   R       360        249,634.74
     1
    UNIT 1 24 ELM STREET               8.250          1,878.17
    75
                                       8.000          1,878.17
 335,000.00
    BROOKLINE        MA   02146          5            11/24/95
    00
    5037292                              01           01/01/96
     0
    5037292                              O            12/01/25
    0


    1471137          076/076             F          282,000.00
    ZZ
    JOHNSON             LYNNE    L       360        281,487.37
     1
    34 EAMES STREET                    8.000          2,069.22
    76
                                       7.750          2,069.22
 375,000.00
    PROVIDENCE       RI   02906          2            11/22/95
    00
    5036502                              05           01/01/96
     0
    5036502                              O            12/01/25
    0


    1471138          076/076             F          290,000.00
    ZZ
    MCMULLAN            FRANK    J       360        289,628.87
     1
    781 CRICKLEWOOD TERR               8.250          2,178.68
    72
                                       8.000          2,178.68
 403,000.00
    HEATHROW         FL   32746          2            12/01/95
    00
    5044752                              03           01/01/96
     0
    5044752                              O            12/01/25
    0


    1471140          076/076             F          316,000.00
    ZZ
    SESNOWITZ           MICHAEL          360        315,776.96
     1
    8 BROWNELL WAY                     7.750          2,263.87
    80
                                       7.500          2,263.87
 395,000.00
    S BURLINGTON     VT   05403          1            12/14/95
    00
    5042882                              05           02/01/96
     0
    5042882                              O            01/01/26
    0
1




    1471141          076/076             F          255,000.00
    ZZ
    DEL MORAL           DAVID    H       360        254,647.87
     1
    6847 DALMENY COURT                 7.875          1,848.93
    71
                                       7.625          1,848.93
 363,000.00
    SAN JOSE         CA   95120          5            11/22/95
    00
    5042022                              05           01/01/96
     0
    5042022                              O            12/01/25
    0


    1471142          076/076             F          433,000.00
    ZZ
    HOHL                THOMAS   H       360        432,709.47
     1
    3824 94TH AVENUE NORTHEAST         8.000          3,177.20
    85
                                       7.750          3,177.20
 510,000.00
    BELLEVUE         WA   98004          2            12/08/95
    10
    5038992                              05           02/01/96
    25
    5038992                              O            01/01/26
    0


    1471150          772/772             F          275,850.00
    ZZ
    LEE                 MARY             360        275,469.07
     1
    3739 N BOSWORTH AVENUE             7.875          2,000.11
    69
                                       7.625          2,000.11
 400,000.00
    CHICAGO          IL   60613          2            11/20/95
    00
    5950534                              05           01/01/96
     0
    5950534                              O            12/01/25
    0


    1471153          772/772             F          260,000.00
    ZZ
    LIPTON              ROBERT   D       360        259,821.06
     1
    12 MARTHA LANE                     7.875          1,885.19
    66
                                       7.625          1,885.19
 396,000.00
    EVANSTON         IL   60201          1            12/04/95
    00
    5950458                              05           02/01/96
     0
    5950458                              O            01/01/26
    0


    1471158          267/267             F          767,500.00
    ZZ
    GRUEN               ROGER    E       360        767,500.00
     1
    16862 CALLE DE SARAH               8.125          5,698.67
    69
                                       7.875          5,698.67
1,125,000.00
    PACIFIC PALISAD  CA   90272          2            01/03/96
    00
    4377069                              03           03/01/96
     0
    4377069                              O            02/01/26
    0


    1471160          772/772             F          227,500.00
    ZZ
    MARTIN              STEPHEN  P       360        227,351.18
     1
1


    15 N 130 SLEEPY HOLLOW             8.125          1,689.18
    79
                                       7.875          1,689.18
 288,000.00
    WEST DUNDEE      IL   60118          2            12/20/95
    00
    NA                                   05           02/01/96
     0
    NA                                   O            01/01/26
    0


    1471180          A01/728             F          403,000.00
    ZZ
    PAHLAVANIAN         ALI              360        403,000.00
     1
    39720 MORNING DOVE PLACE           8.500          3,098.72
    64
                                       8.250          3,098.72
 635,000.00
    DAVIS            CA   95616          2            01/04/96
    00
    0380339599                           05           03/01/96
     0
    NA                                   O            02/01/26
    0


    1471239          450/728             F          327,000.00
    ZZ
    DING                JIABING          360        327,000.00
     1
    380 POMPANO CIRCLE                 7.875          2,370.98
    80
                                       7.625          2,370.98
 410,000.00
    FOSTER CITY      CA   94404          2            12/29/95
    00
    0380331208                           05           03/01/96
     0
    3962792                              O            02/01/26
    0


    1471245          375/728             F          246,800.00
    ZZ
    O'BRIEN III         THOMAS   F       360        245,789.65
     1
    7005 E OCEAN DR                    8.000          1,810.94
    80
                                       7.750          1,810.94
 308,500.00
    EMERALD ISLE     NC   28594          1            07/14/95
    00
    0380331950                           01           09/01/95
     0
    459317                               O            08/01/25
    0


    1471246          227/728             F          514,250.00
    ZZ
    WHIPKEY             GARRY    O       360        513,484.30
     1
    1172 HUNTOVER COURT                7.500          3,595.72
    85
                                       7.250          3,595.72
 605,000.00
    MCLEAN           VA   22102          1            11/30/95
    12
    0380331539                           05           01/01/96
    12
    1618009                              O            12/01/25
    0


    1471256          A13/728             F          220,000.00
    ZZ
    GEE                 LEWIS    J       360        220,000.00
     1
    16859 DAWN HAVEN ROAD              8.125          1,633.49
    79
                                       7.875          1,633.49
 280,000.00
    HACIENDA HEIGHT  CA   91745          1            12/27/95
    00
    0380330952                           05           03/01/96
     0
1


    NA                                   O            02/01/26
    0


    1471283          822/728             F           94,000.00
    ZZ
    MAUS                CHRISTOPHK       360         93,856.50
     1
    709 LOWER STATE ROAD               7.375            649.24
    56
                                       7.125            649.24
 169,000.00
    NORTH WALES      PA   19454          2            11/10/95
    00
    0380325689                           05           01/01/96
     0
    1306003504                           O            12/01/25
    0


    1471288          822/728             F          281,147.00
    ZZ
    DANA                FRANK            360        280,953.51
     1
    2300 OWEN COURT                    7.875          2,038.52
    90
                                       7.625          2,038.52
 313,385.00
    TOMS RIVER       NJ   08755          1            12/21/95
    11
    0380326810                           05           02/01/96
    25
    0366019230                           O            01/01/26
    0


    1471290          822/728             F          320,000.00
    ZZ
    KELBLE              GREGORY  J       360        319,756.50
     1
    2 SOFTWOOD WAY                     7.375          2,210.17
    71
                                       7.125          2,210.17
 456,087.00
    WARREN           NJ   07060          1            12/04/95
    00
    0380334533                           05           02/01/96
     0
    0366017606                           O            01/01/26
    0


    1471298          575/575             F          207,317.89
    ZZ
    DUNN                JAMES    T       346        207,139.92
     1
    5116 HOLLY DRIVE                   7.250          1,430.52
    89
                                       7.125          1,430.52
 233,000.00
    WEST RIVER       MD   20778          1            01/01/96
    04
    436006425                            05           02/01/96
    20
    436006425                            O            11/01/24
    0


    1471299          B74/728             F          176,700.00
    ZZ
    DUARTE              RICHARD          360        176,700.00
     1
    1923 JONES AVENUE                  8.250          1,327.49
    95
                                       8.000          1,327.49
 186,000.00
    LOS ANGELES      CA   90032          2            01/18/96
    12
    0380331653                           05           03/01/96
    30
    960013                               O            02/01/26
    0


1


    1471302          B74/728             F          300,000.00
    ZZ
    YUKAWA              KAZUICHI         360        300,000.00
     1
    406 NORTH DOWNEY LANE              7.625          2,123.38
    64
                                       7.375          2,123.38
 470,000.00
    PLACENIA         CA   92670          1            01/17/96
    00
    0380326414                           05           03/01/96
     0
    956191                               O            02/01/26
    0


    1471304          163/728             F          468,750.00
    ZZ
    THORNTON-WILLIAMS   REBECCA  P       360        468,750.00
     1
    268 BRISTLECONE WAY                8.500          3,604.28
    75
                                       8.250          3,604.28
 625,000.00
    BOULDER          CO   80304          5            01/02/96
    00
    0380335340                           05           03/01/96
     0
    215052964                            O            02/01/26
    0


    1471311          664/728             F          107,750.00
    T
    LEE                 RONALD   N       360        107,689.59
     1
    2228 VENICE DRIVE                  8.875            857.31
    70
                                       8.625            857.31
 154,000.00
    SOUTH LAKE TAHO  CA   96150          1            12/26/95
    00
    0380331893                           03           02/01/96
     0
    2063519                              O            01/01/26
    0


    1471312          736/728             F          135,000.00
    ZZ
    HICKEY              WILLIAM  A       360        135,000.00
     1
    1601 CLOVIS AVENUE                 8.500          1,038.03
    72
                                       8.250          1,038.03
 189,000.00
    SAN JOSE         CA   95124          2            01/16/96
    00
    0380328493                           05           03/01/96
     0
    460919                               O            02/01/26
    0


    1471313          E19/728             F          240,300.00
    ZZ
    GRAY                DENNIS   L       360        240,126.08
     1
    3852 SANTA CRUZ COURT              7.625          1,700.83
    95
                                       7.375          1,700.83
 252,950.00
    SIMI VALLEY      CA   93063          1            12/20/95
    04
    0380326380                           05           02/01/96
    30
    3009                                 O            01/01/26
    0


    1471315          664/728             F          307,500.00
    ZZ
    PAL                 ANUP     K       360        307,500.00
     1
    200 ALDERWOOD LANE                 8.750          2,419.11
    78
                                       8.500          2,419.11
 396,000.00
1


    SAN RAMON        CA   94583          2            01/03/96
    00
    0380334806                           05           03/01/96
     0
    2032373                              O            02/01/26
    0


    1471319          998/998             F          294,900.00
    ZZ
    WILLIAMS            JOSEPH   P       360        294,900.00
     1
    2277 VIA ESPADA                    8.250          2,215.49
    90
                                       8.000          2,215.49
 328,000.00
    PLEASANTON       CA   94566          2            01/04/96
    04
    59437830                             05           03/01/96
    25
    59437830                             O            02/01/26
    0


    1471320          998/998             F          240,000.00
    ZZ
    WHALE               HARRY    G       360        239,830.61
     1
    5853 LUBAO AVENUE                  7.750          1,719.39
    37
                                       7.500          1,719.39
 650,000.00
    LOS ANGELES      CA   91367          2            12/19/95
    00
    59512244                             05           02/01/96
     0
    59512244                             O            01/01/26
    0


    1471321          998/998             F          488,000.00
    ZZ
    LIU                 WU       Y       360        487,696.67
     1
    1042 LA PRESA DRIVE                8.375          3,709.16
    62
                                       8.125          3,709.16
 790,000.00
    PASADENA         CA   91107          2            12/20/95
    00
    59542688                             05           02/01/96
     0
    59542688                             O            01/01/26
    0


    1471322          998/998             F          287,800.00
    ZZ
    BRUSKIN             NEIL     A       360        287,596.87
     1
    5390 QUEEN ANN LANE                7.750          2,061.84
    80
                                       7.500          2,061.84
 359,800.00
    SANTA BARBARA    CA   93111          1            12/18/95
    00
    89824098                             05           02/01/96
     0
    89824098                             O            01/01/26
    0


    1471323          998/998             F          258,000.00
    ZZ
    FERRANDO            JOHN             360        257,822.45
     1
    1055 EASTWOOD DRIVE                7.875          1,870.68
    39
                                       7.625          1,870.68
 675,000.00
    LOS ALTOS        CA   94024          5            12/14/95
    00
    89851190                             05           02/01/96
     0
    89851190                             O            01/01/26
    0
1




    1471324          998/998             F          285,000.00
    ZZ
    IIHARA              JUNICHI          360        284,803.86
     1
    1432 FALLEN LEAF LANE              7.875          2,066.45
    60
                                       7.625          2,066.45
 475,000.00
    LOS ALTOS        CA   94024          2            12/19/95
    00
    89909329                             05           02/01/96
     0
    89909329                             O            01/01/26
    0


    1471325          998/998             F          263,000.00
    ZZ
    MAEDA               HIDEO            360        262,814.37
     1
    822 W. KNICKERBOCKER DRIVE         7.750          1,884.17
    84
                                       7.500          1,884.17
 315,000.00
    SUNNYVALE        CA   94087          2            12/26/95
    04
    89909352                             05           02/01/96
    12
    89909352                             O            01/01/26
    0


    1471326          998/998             F          252,500.00
    ZZ
    FUSELIER            DONALD   P       360        252,317.25
     1
    1017 ALAMEDA STREET                7.625          1,787.18
    73
                                       7.375          1,787.18
 350,000.00
    MONTEREY         CA   93940          2            12/21/95
    00
    99091118                             05           02/01/96
     0
    99091118                             O            01/01/26
    0


    1471327          998/998             F          393,000.00
    ZZ
    HECKLER             DIETER           360        393,000.00
     1
    3324 WASHINGTON STREET             7.625          2,781.63
    62
                                       7.375          2,781.63
 640,000.00
    SAN FRANCISCO    CA   94118          5            01/02/96
    00
    99147522                             01           03/01/96
     0
    99147522                             O            02/01/26
    0


    1471328          998/998             F          420,000.00
    ZZ
    FIER                THOMAS   R       360        419,696.01
     1
    611 PORTSMOUTH LANE                7.625          2,972.74
    79
                                       7.375          2,972.74
 535,000.00
    FOSTER CITY      CA   94404          2            12/21/95
    00
    99154213                             03           02/01/96
     0
    99154213                             O            01/01/26
    0


    1471329          998/998             F          236,000.00
    ZZ
    HERNANDEZ           ANGEL            360        235,849.51
     1
1


    25152 BARENTS STREET               8.250          1,772.99
    95
                                       8.000          1,772.99
 250,000.00
    LAGUNA HILLS     CA   92653          2            12/21/95
    04
    99237828                             05           02/01/96
    30
    99237828                             O            01/01/26
    0


    1471330          998/998             F          496,000.00
    ZZ
    MAVI                DEVINDER S       360        495,649.92
     1
    4051 ONDINE CIRCLE                 7.750          3,553.41
    80
                                       7.500          3,553.41
 620,000.00
    HUNTINGTON BEAC  CA   92649          1            12/27/95
    00
    99238610                             05           02/01/96
     0
    99238610                             O            01/01/26
    0


    1471331          998/998             F          332,000.00
    ZZ
    VICTORIA JR         RAFAEL   S       360        332,000.00
     1
    1404 SHORELINE DRIVE               7.875          2,407.24
    83
                                       7.625          2,407.24
 400,000.00
    SANTA BARBARA    CA   93109          2            01/02/96
    04
    99248148                             05           03/01/96
    12
    99248148                             O            02/01/26
    0


    1471332          998/998             F          326,000.00
    ZZ
    CAMPBELL            DAVID    M       360        326,000.00
     1
    3501 FINLEY AVENUE                 7.625          2,307.41
    67
                                       7.375          2,307.41
 490,000.00
    NEWPORT BEACH    CA   92663          2            12/27/95
    00
    99258980                             05           03/01/96
     0
    99258980                             O            02/01/26
    0


    1471333          998/998             F          328,000.00
    ZZ
    ROSENBERG           LAWRENCE D       360        327,768.49
     1
    22254 DRUMS COURT                  7.750          2,349.84
    80
                                       7.500          2,349.84
 410,000.00
    CALABASAS        CA   91302          2            12/22/95
    00
    99291676                             05           02/01/96
     0
    99291676                             O            01/01/26
    0


    1471334          998/998             F          215,200.00
    ZZ
    DIGGLE              RONALD           360        215,048.11
     1
    270 AUGUSTA COURT                  7.750          1,541.72
    80
                                       7.500          1,541.72
 269,000.00
    LAKE ARROWHEAD   CA   92352          1            12/15/95
    00
    99310419                             05           02/01/96
     0
1


    99310419                             O            01/01/26
    0


    1471356          439/728             F          346,500.00
    ZZ
    PERDUE              FREDERICKL       360        346,500.00
     1
    2375 NORTH ALLEN AVENUE            7.800          2,494.36
    90
                                       7.550          2,494.36
 385,000.00
    ALTADENA         CA   91001          2            01/08/96
    10
    0380322108                           05           03/01/96
    25
    1828099                              O            02/01/26
    0


    1471364          670/728             F          228,000.00
    ZZ
    SCOTT JR            MALCOLM  R       360        227,639.08
     1
    2910 PASO DEL ROBLES               7.750          1,633.42
    85
                                       7.500          1,633.42
 270,000.00
    SAN MARCOS       TX   78666          2            12/22/95
    01
    0380339094                           05           02/01/96
    17
    928179                               O            01/01/26
    0


    1471365          670/728             F           81,000.00
    ZZ
    DUPLAN              TYRONE   S       360         80,948.34
     1
    2826 HUDSON PLACE                  8.250            608.53
    72
                                       8.000            608.53
 112,500.00
    NEW ORLEANS      LA   70131          1            12/21/95
    00
    0380335993                           05           02/01/96
     0
    1074093                              O            01/01/26
    0


    1471366          670/728             F          138,000.00
    ZZ
    DUCEY               GREGORY  J       360        137,907.40
     1
    23032 PORTWOOD LANE                8.000          1,012.60
    75
                                       7.750          1,012.60
 184,000.00
    ZACHARY          LA   70791          1            12/21/95
    00
    0380336025                           05           02/01/96
     0
    1230374                              O            01/01/26
    0


    1471367          670/728             F           76,500.00
    ZZ
    SANGUANRUANG        KIATISAK         360         76,447.35
     1
    1628 MUNAL DRIVE                   7.875            554.68
    75
                                       7.625            554.68
 102,000.00
    BATON ROUGE      LA   70816          1            12/29/95
    00
    0380336058                           05           02/01/96
     0
    1231810                              O            01/01/26
    0


1


    1471369          670/728             F          456,000.00
    ZZ
    GELFAND             VLADIMIR         360        455,445.54
     1
    12545 AMERSHAM COURT               8.500          3,506.25
    80
                                       8.250          3,506.25
 570,000.00
    ST. LOUIS        MO   63141          5            11/24/95
    00
    0380336462                           05           01/01/96
     0
    1510777                              O            12/01/25
    0


    1471370          670/728             F           87,675.00
    ZZ
    ALLEN               SCOTT    E       360         87,256.28
     1
    506 15TH ST SE                     8.000            643.33
    75
                                       7.750            643.33
 116,900.00
    ALTOONA          IA   50009          1            11/30/95
    00
    0380336496                           05           01/01/96
     0
    1565463                              O            12/01/25
    0


    1471372          670/728             F          302,000.00
    ZZ
    MARTIN              NEIL             360        301,807.42
     1
    1695 ST CHARLES STREET             8.250          2,268.83
    77
                                       8.000          2,268.83
 396,000.00
    JASPER           IN   47546          2            12/08/95
    00
    0380336504                           05           02/01/96
     0
    1566462                              O            01/01/26
    0


    1471374          670/728             F          400,000.00
    ZZ
    TURSI               ROBERT   J       360        396,454.60
     1
    3301 SOUTHERN HILLS DRIVE          8.125          2,969.99
    77
                                       7.875          2,969.99
 525,000.00
    DES MOINES       IA   50321          5            11/16/95
    00
    0380336512                           05           01/01/96
     0
    1568693                              O            12/01/25
    0


    1471376          670/728             F          224,000.00
    ZZ
    HERRINGTON          WALTER           360        223,841.91
     1
    1895 NORTH ARROYO BOULEVARD        7.750          1,604.76
    80
                                       7.500          1,604.76
 280,000.00
    PASADENA         CA   91103          1            12/04/95
    00
    0380336579                           05           02/01/96
     0
    1587700                              O            01/01/26
    0


    1471377          670/728             F          233,150.00
    ZZ
    FLACKER             CHRIS            360        232,992.03
     1
    4311 WILLOW GLEN STREET            8.500          1,792.72
    95
                                       8.250          1,792.72
 246,000.00
1


    CALABASAS        CA   91302          1            12/07/95
    14
    0380336587                           03           02/01/96
    30
    1587784                              O            01/01/26
    0


    1471379          670/728             F           70,000.00
    ZZ
    WEDERGREN           EMOGENE  A       360         69,948.05
     1
    5030 CRESTHAVEN DRIVE              7.500            489.45
    80
                                       7.250            489.45
  87,500.00
    LINCOLN          NE   68516          5            12/11/95
    00
    0380336595                           05           02/01/96
     0
    1591000                              O            01/01/26
    0


    1471380          670/728             F          500,000.00
    ZZ
    LINDELL             BRUCE    C       360        499,609.95
     1
    2 ASHLEY AVENUE                    7.250          3,410.88
    59
                                       7.000          3,410.88
 850,000.00
    PARK CITY        UT   84060          5            12/21/95
    00
    0380336603                           05           02/01/96
     0
    1592973                              O            01/01/26
    0


    1471383          670/728             F          125,000.00
    ZZ
    FEIL                LINDA    M       360        124,913.97
     1
    824 FOOTHILL DRIVE                 7.875            906.34
    75
                                       7.625            906.34
 167,000.00
    VALLEJO          CA   94591          1            12/18/95
    00
    0380336637                           05           02/01/96
     0
    1608812                              O            01/01/26
    0


    1471384          670/728             F          516,000.00
    ZZ
    WILKINSON           BRADLEY  W       360        515,635.81
     1
    395 BLUFF RIDGE COVE               7.750          3,696.69
    78
                                       7.500          3,696.69
 670,000.00
    CORDOVA          TN   38018          4            12/29/95
    00
    0380336959                           05           02/01/96
     0
    1624414                              O            01/01/26
    0


    1471385          670/728             F          264,500.00
    ZZ
    CHOI                YUNG     S       360        264,359.24
     1
    4572 RANCH LANE                    9.125          2,152.06
    70
                                       8.875          2,152.06
 380,000.00
    BLOOMFIELD HILL  MI   48302          2            12/01/95
    00
    0380337262                           05           02/01/96
     0
    2393590                              O            01/01/26
    0
1




    1471386          670/728             F          440,000.00
    ZZ
    GLICK               MERLE    S       360        439,689.45
     1
    2630 SOUTH BEVERLY DRIVE           7.750          3,152.22
    80
                                       7.500          3,152.22
 550,000.00
    LOS ANGELES      CA   90034          5            12/11/95
    00
    0380337320                           05           02/01/96
     0
    3925072                              O            01/01/26
    0


    1471387          670/728             F          247,000.00
    ZZ
    ANDERSON            CHRISTINE        360        246,830.01
     1
    435 ARNAZ DRIVE                    7.875          1,790.93
    90
    #302                               7.625          1,790.93
 275,000.00
    LOS ANGELES      CA   90048          2            12/12/95
    04
    0380337338                           01           02/01/96
    25
    3925382                              O            01/01/26
    0


    1471388          670/728             F          609,950.00
    ZZ
    WILSON-DELOJE       MARGARET         360        609,950.00
     1
    550 TOYOPA DRIVE                   7.750          4,369.76
    80
                                       7.500          4,369.76
 762,470.00
    PACIFIC PALISAD  CA   90272          1            01/04/96
    00
    0380337353                           05           03/01/96
     0
    5291615                              O            02/01/26
    0


    1471389          670/728             F          250,000.00
    ZZ
    KAST                W        M       360        250,000.00
     1
    201 HILL ROAD                      7.875          1,812.68
    62
                                       7.625          1,812.68
 405,000.00
    WILLOWBROOK      IL   60521          1            01/10/96
    00
    0380339243                           05           03/01/96
     0
    8186324                              O            02/01/26
    0


    1471390          670/728             F          280,000.00
    ZZ
    LEON                MARION   E       360        279,792.19
     1
    1016 CADIZ DRIVE                   7.500          1,957.81
    80
                                       7.250          1,957.81
 350,000.00
    SIMI VALLEY      CA   93065          2            12/15/95
    00
    0380337551                           05           02/01/96
     0
    8190364                              O            01/01/26
    0


    1471392          670/728             F        1,000,000.00
    ZZ
    VON DER AHE         CHARLES  F       360        999,362.33
     1
1


    4348 LEDGE AVENUE                  8.250          7,512.67
    70
                                       8.000          7,512.67
1,430,000.00
    TOLUCA LAKE      CA   91602          2            12/07/95
    00
    0380337593                           05           02/01/96
     0
    8191786                              O            01/01/26
    0


    1471393          670/728             F          281,600.00
    ZZ
    LEVI                HOWARD           360        281,600.00
     1
    16934 KNIGHTSBRIDGE LAN            8.250          2,115.57
    80
                                       8.000          2,115.57
 352,000.00
    DELRAY BEACH     FL   33484          5            12/29/95
    00
    0380337601                           09           03/01/96
     0
    8247790                              O            02/01/26
    0


    1471394          670/728             F          549,300.00
    ZZ
    KOENIG              GARY     L       360        549,300.00
     1
    1530 GRAND COUNTY RD 83            8.000          4,030.57
    80
                                       7.750          4,030.57
 686,654.00
    FRASER           CO   80442          2            01/12/96
    00
    0380337999                           05           03/01/96
     0
    12468240                             O            02/01/26
    0


    1471395          670/728             F          352,000.00
    ZZ
    CRENNA              JOHN     R       360        352,000.00
     1
    2419 NORTH ORCHARD                 7.875          2,552.25
    67
                                       7.625          2,552.25
 528,000.00
    CHICAGO          IL   60614          2            01/11/96
    00
    0380338021                           05           03/01/96
     0
    12469645                             O            02/01/26
    0


    1471396          670/728             F          240,000.00
    ZZ
    GELMAN              ERIC             360        240,000.00
     1
    3035 LEXINGTON LANE                7.750          1,719.39
    77
                                       7.500          1,719.39
 315,000.00
    HIGHLAND PARK    IL   60035          1            01/08/96
    00
    0380338054                           05           03/01/96
     0
    12469751                             O            02/01/26
    0


    1471397          670/728             F          636,000.00
    ZZ
    COOPER              JAY      L       360        636,000.00
     1
    8324 SKYLINE DRIVE                 7.875          4,611.45
    80
                                       7.625          4,611.45
 795,000.00
    LOS ANGELES      CA   90046          5            01/02/96
    00
    0380338070                           05           03/01/96
     0
1


    12569950                             O            02/01/26
    0


    1471398          670/728             F          624,000.00
    ZZ
    NOURAI              FARZAD           360        623,570.56
     1
    30419 MIRALESTE DRIVE              7.875          4,524.44
    80
                                       7.625          4,524.44
 780,000.00
    RANCHO PALOS VE  CA   90275          2            12/21/95
    00
    0380338096                           05           02/01/96
     0
    12570150                             O            01/01/26
    0


    1471399          670/728             F        1,200,000.00
    ZZ
    PLEN                MICHAEL          360      1,200,000.00
     1
    29623 HARVESTER ROAD               8.000          8,805.18
    67
                                       7.750          8,805.18
1,800,000.00
    MALIBU           CA   90265          1            01/02/96
    00
    0380338112                           05           03/01/96
     0
    12570303                             O            02/01/26
    0


    1471400          670/728             F          371,200.00
    ZZ
    BLEW                ANDREW           360        371,200.00
     1
    6917 HEDGEWOOD DRIVE               7.375          2,563.79
    90
                                       7.125          2,563.79
 412,500.00
    RANCHO PALOS VE  CA   90274          1            01/09/96
    01
    0380338187                           05           03/01/96
    20
    12570656                             O            02/01/26
    0


    1471401          670/728             F          280,000.00
    ZZ
    MAGGIO              LEONARD  C       360        280,000.00
     1
    8616 LA VELA AVENUE                7.875          2,030.20
    80
                                       7.625          2,030.20
 350,000.00
    WHITTIER         CA   90603          1            01/04/96
    00
    0380338229                           05           03/01/96
     0
    12570737                             O            02/01/26
    0


    1471402          670/728             F          312,000.00
    ZZ
    STRAUSS             RICHARD  G       360        311,790.65
     1
    129 EMERALD KEY LANE               8.000          2,289.35
    80
                                       7.750          2,289.35
 390,000.00
    PALM BEACH GARD  FL   33418          1            12/29/95
    00
    0380338310                           03           02/01/96
     0
    12621731                             O            01/01/26
    0


1


    1471404          670/728             F          484,500.00
    ZZ
    RADOLAN             BARRY    F       360        484,183.07
     1
    12724 WATER POINT BOULEVARD        8.125          3,597.40
    85
                                       7.875          3,597.40
 570,000.00
    WINDERMERE       FL   34786          1            01/05/96
    21
    0380338344                           03           02/01/96
    12
    12622371                             O            01/01/26
    0


    1471405          670/728             F          285,300.00
    ZZ
    HENE III            BERT     B       360        285,098.63
     1
    350 FAIRLEAF COURT                 7.750          2,043.93
    80
                                       7.500          2,043.93
 356,650.00
    ALPHARETTA       GA   30202          1            12/27/95
    00
    0380338492                           09           02/01/96
     0
    30316944                             O            01/01/26
    0


    1471406          670/728             F          521,500.00
    ZZ
    CANO                REY      E       360        521,131.93
     1
    27067 SEA VISTA DRIVE              7.750          3,736.09
    73
                                       7.500          3,736.09
 722,000.00
    MALIBU           CA   90265          1            12/04/95
    00
    0380338518                           05           02/01/96
     0
    30340306                             O            01/01/26
    0


    1471407          670/728             F           76,000.00
    ZZ
    BROCK               ROCKY    H       360         75,947.69
     1
    1320 SOUTH 131ST PLACE             7.875            551.06
    80
                                       7.625            551.06
  95,000.00
    SEATTLE          WA   98168          5            12/18/95
    00
    0380338526                           05           02/01/96
     0
    30342538                             O            01/01/26
    0


    1471408          670/728             F           81,200.00
    ZZ
    HUBBARD             LYLE             360         81,145.51
     1
    3115 AVENIDA TOPANGA               8.000            595.82
    70
                                       7.750            595.82
 116,000.00
    CARLSBAD         CA   92009          1            12/13/95
    00
    0380338534                           01           02/01/96
     0
    30355583                             O            01/01/26
    0


    1471409          670/728             F          335,600.00
    ZZ
    SIMPSON             ANTHONY          360        335,350.93
     1
    8906 112TH AVE NE                  7.500          2,346.57
    80
                                       7.250          2,346.57
 422,565.00
1


    KIRKLAND         WA   98033          1            12/19/95
    00
    0380338542                           05           02/01/96
     0
    30356504                             O            01/01/26
    0


    1471410          670/728             F          378,000.00
    ZZ
    THOT                WILLIAM  M       360        377,739.86
     1
    15221 257TH AVE SE                 7.875          2,740.77
    90
                                       7.625          2,740.77
 420,000.00
    MONROE           WA   98272          1            12/22/95
    11
    0380338567                           05           02/01/96
    30
    30377684                             O            01/01/26
    0


    1471413          670/728             F          224,000.00
    ZZ
    KAHMANN             DAVID    R       360        223,837.87
     1
    3503 LARGA CIRCLE                  7.625          1,585.46
    80
                                       7.375          1,585.46
 280,000.00
    SAN DIEGO        CA   92110          1            12/20/95
    00
    0380338617                           05           02/01/96
     0
    30399505                             O            01/01/26
    0


    1471414          670/728             F          520,000.00
    ZZ
    QUON                DANIEL           360        519,632.98
     1
    2100 ARBUTUS STREET                7.750          3,725.35
    80
                                       7.500          3,725.35
 655,000.00
    NEWPORT BEACH    CA   92660          2            12/07/95
    00
    0380338807                           05           02/01/96
     0
    30410665                             O            01/01/26
    0


    1471415          670/728             F          520,000.00
    ZZ
    EVIGAN              GREGORY          360        520,000.00
     1
    5070 ARUNDEL DRIVE                 7.875          3,770.37
    80
                                       7.625          3,770.37
 650,000.00
    WOODLAND HILLS   CA   91364          2            01/02/96
    00
    0380338815                           05           03/01/96
     0
    30416540                             O            02/01/26
    0


    1471416          670/728             F          150,000.00
    ZZ
    HATTA               CHIEKO           360        149,901.87
     1
    5095 TURNBERRY LANE                8.125          1,113.75
    75
                                       7.875          1,113.75
 200,000.00
    LAS VEGAS        NV   89113          1            12/18/95
    00
    0380338823                           09           02/01/96
     0
    30420857                             O            01/01/26
    0
1




    1471417          670/728             F          153,000.00
    ZZ
    JENSON              JEFFREY  D       360        152,531.04
     1
    1419 EAST NOELLE ROAD              8.750          1,203.66
    75
                                       8.500          1,203.66
 204,000.00
    SANDY            UT   84092          1            10/23/95
    00
    0380338849                           05           12/01/95
     0
    30424224                             O            11/01/25
    0


    1471418          670/728             F          457,000.00
    ZZ
    SHELLING            CLAUS    H       360        456,693.36
     1
    1046 HARKER AVENUE                 8.000          3,353.31
    53
                                       7.750          3,353.31
 865,000.00
    PALO ALTO        CA   94301          2            12/11/95
    00
    0380338856                           05           02/01/96
     0
    30429391                             O            01/01/26
    0


    1471419          670/728             F        1,000,000.00
    ZZ
    MYERSON             EDWARD           360        999,276.23
     1
    1148 SUMMIT DRIVE                  7.625          7,077.94
    30
                                       7.375          7,077.94
3,400,000.00
    BEVERLY HILLS    CA   90210          4            12/13/95
    00
    0380338864                           05           02/01/96
     0
    30430381                             O            01/01/26
    0


    1471421          670/728             F           94,000.00
    ZZ
    JORDAN              HOLLIS   G       360         93,873.44
     1
    710 N. PRISCILLA LANE              8.000            689.74
    51
                                       7.750            689.74
 185,000.00
    BURBANK          CA   91505          2            11/20/95
    00
    0380338880                           05           01/01/96
     0
    30446899                             O            12/01/25
    0


    1471422          670/728             F          625,000.00
    ZZ
    PATMONT             STEVEN   J       360        624,569.87
     1
    8525 LUPINE COURT                  7.875          4,531.69
    70
                                       7.625          4,531.69
 900,000.00
    PLEASANTON       CA   94566          5            12/18/95
    00
    0380338914                           03           02/01/96
     0
    30456681                             O            01/01/26
    0


    1471423          670/728             F          490,000.00
    ZZ
    HUSSEY              JAMES    B       360        489,662.78
     1
1


    3 DAPPLEGRAY LANE                  7.875          3,552.84
    74
                                       7.625          3,552.84
 670,000.00
    ROLLING HILLS E  CA   90274          2            12/07/95
    00
    0380337411                           05           02/01/96
     0
    30457751                             O            01/01/26
    0


    1471424          670/728             F          337,500.00
    ZZ
    GOLDSBOROUGH        NICHOLAS         360        337,273.54
     1
    514 NORTH CAHUENGA BOULEVARD       8.000          2,476.46
    90
                                       7.750          2,476.46
 375,000.00
    LOS ANGELES      CA   90004          2            12/21/95
    10
    0380337445                           05           02/01/96
    25
    30459192                             O            01/01/26
    0


    1471425          670/728             F          440,000.00
    ZZ
    JOHNSON             SHELLY           360        439,689.45
     1
    970 JIMENO ROAD                    7.750          3,152.22
    80
                                       7.500          3,152.22
 550,000.00
    SANTA BARBARA    CA   93103          1            12/15/95
    00
    0380337494                           05           02/01/96
     0
    30469091                             O            01/01/26
    0


    1471426          670/728             F          541,600.00
    ZZ
    TAGUE               MICHAEL  F       360        541,217.74
     1
    35 OAKBROOK                        7.750          3,880.09
    80
                                       7.500          3,880.09
 677,048.00
    COTO DE CAZA     CA   92679          1            12/27/95
    00
    0380337502                           03           02/01/96
     0
    30470749                             O            01/01/26
    0


    1471427          670/728             F          250,200.00
    ZZ
    MOORE               RICHARD  K       360        250,018.91
     1
    46 HOLLIS AVENUE                   7.625          1,770.90
    85
                                       7.375          1,770.90
 295,000.00
    BRAINTREE        MA   02184          1            12/28/95
    11
    0380337544                           05           02/01/96
    25
    30471699                             O            01/01/26
    0


    1471428          670/728             F          500,000.00
    ZZ
    LERMAN              ROBERT   D       360        499,638.11
     1
    9415 DUXBURY ROAD                  7.625          3,538.97
    80
                                       7.375          3,538.97
 625,000.00
    LOS ANGELES      CA   90034          5            12/12/95
    00
    0380337585                           05           02/01/96
     0
1


    30471915                             O            01/01/26
    0


    1471429          670/728             F          178,125.00
    ZZ
    COOPERSMITH         GLENN    S       360        178,005.48
     1
    6594 EAST PINION STREET            8.000          1,307.02
    75
                                       7.750          1,307.02
 237,500.00
    AGOURA           CA   91301          1            12/05/95
    00
    0380337627                           05           02/01/96
     0
    30479771                             O            01/01/26
    0


    1471430          670/728             F          104,000.00
    ZZ
    TRIECE III          FRED     M       360        103,931.97
     1
    24421 EAST 156TH AVENUE            8.125            772.20
    65
                                       7.875            772.20
 160,000.00
    BRIGHTON         CO   80601          1            12/28/95
    00
    0380337635                           05           02/01/96
     0
    30481953                             O            01/01/26
    0


    1471431          670/728             F          140,000.00
    ZZ
    KEALER              RICHARD  O       360        139,910.72
     1
    3625 FERNDALE COVE DRIVE           8.250          1,051.78
    60
                                       8.000          1,051.78
 235,000.00
    LAS VEGAS        NV   89129          2            12/19/95
    00
    0380337668                           05           02/01/96
     0
    30485908                             O            01/01/26
    0


    1471432          670/728             F          103,450.00
    ZZ
    DELANEY             MARJORIE H       360        103,380.59
     1
    1574 LIVINGSTON DRIVE              8.000            759.08
    75
                                       7.750            759.08
 137,935.00
    HENDERSON        NV   89012          1            12/26/95
    00
    0380337684                           03           02/01/96
     0
    30488214                             O            01/01/26
    0


    1471433          670/728             F          377,900.00
    ZZ
    VARGA               JEFFREY  G       360        377,900.00
     1
    1 SUPREMA DRIVE                    7.625          2,674.76
    80
                                       7.375          2,674.76
 472,420.00
    NEWPORT COAST    CA   92657          1            01/02/96
    00
    0380337692                           01           03/01/96
     0
    30488397                             O            02/01/26
    0


1


    1471434          670/728             F          296,000.00
    ZZ
    VOYLES              STANLEY          360        295,796.29
     1
    16167 REDWOOD LODGE ROAD           7.875          2,146.21
    80
                                       7.625          2,146.21
 370,000.00
    LOS GATOS        CA   95030          5            12/07/95
    00
    0380337700                           05           02/01/96
     0
    30491789                             O            01/01/26
    0


    1471435          670/728             F          255,900.00
    ZZ
    HONG                STEVEN   K       360        255,714.78
     1
    719 ARVADA COURT                   7.625          1,811.25
    80
                                       7.375          1,811.25
 319,990.00
    SIMI VALLEY      CA   93065          1            12/21/95
    00
    0380337726                           09           02/01/96
     0
    30494818                             O            01/01/26
    0


    1471436          670/728             F          335,000.00
    ZZ
    MCDONALD            MICHAEL  C       360        335,000.00
     1
    6 SPENCER COURT                    7.625          2,371.11
    74
                                       7.375          2,371.11
 456,500.00
    ANDOVER          MA   01810          1            01/10/96
    00
    0380337734                           05           03/01/96
     0
    30495326                             O            02/01/26
    0


    1471437          670/728             F           90,750.00
    ZZ
    ROSS                MARIA    E       360         90,690.63
     1
    3308 PERSHING SE                   8.125            673.82
    75
                                       7.875            673.82
 121,000.00
    ALBUQUERQUE      NM   87108          1            12/13/95
    00
    0380337742                           05           02/01/96
     0
    30496098                             O            01/01/26
    0


    1471438          670/728             F          280,250.00
    ZZ
    MATTINGLY           EDWARD   J       360        280,057.13
     1
    5118 LITTLE CREEK DRIVE            7.875          2,032.01
    95
                                       7.625          2,032.01
 295,000.00
    ELLICOTT CITY    MD   21043          1            12/29/95
    11
    0380337767                           05           02/01/96
    30
    30496144                             O            01/01/26
    0


    1471439          670/728             F          145,600.00
    ZZ
    NEWMAN              GARY             360        145,497.23
     1
    7310 TOBIN ROAD                    7.750          1,043.10
    80
                                       7.500          1,043.10
 182,000.00
1


    COLORADO SPRING  CO   80908          2            12/29/95
    00
    0380337775                           05           02/01/96
     0
    30497060                             O            01/01/26
    0


    1471440          670/728             F          348,000.00
    ZZ
    LANG                DARREN   T       360        347,766.50
     1
    1806 BERYL LANE                    8.000          2,553.50
    80
                                       7.750          2,553.50
 435,000.00
    NEWPORT BEACH    CA   92660          1            12/19/95
    00
    0380337783                           05           02/01/96
     0
    30497817                             O            01/01/26
    0


    1471441          670/728             F           66,000.00
    ZZ
    BOXBERGER           JAMES    P       360         65,421.96
     1
    809 SCRUB OAK STREET               8.750            519.22
    75
                                       8.500            519.22
  88,500.00
    SOUTH DAYTONA    FL   32119          1            12/05/95
    00
    0380338997                           05           01/01/96
     0
    34000224                             O            12/01/25
    0


    1471442          670/728             F           56,550.00
    ZZ
    VITT                PETE     P       360         56,515.73
     1
    2633 BRETTON WOODS DRIVE           8.500            434.83
    65
                                       8.250            434.83
  87,000.00
    COLUMBUS         OH   43231          5            12/21/95
    00
    0380337817                           05           02/01/96
     0
    34001182                             O            01/01/26
    0


    1471443          670/728             F          825,000.00
    ZZ
    HOOPER              WILLIAM  G       360        824,432.23
     1
    338 BLACKFIELD DRIVE               7.875          5,981.83
    75
                                       7.625          5,981.83
1,100,000.00
    TIBURON          CA   94920          1            12/26/95
    00
    0380337825                           03           02/01/96
     0
    34001921                             O            01/01/26
    0


    1471444          670/728             F          600,000.00
    ZZ
    HARRIS JR           CHARLES  R       360        599,554.71
     1
    9 CORONADO POINTE                  7.500          4,195.29
    67
                                       7.250          4,195.29
 900,000.00
    LAGUNA NIGUEL    CA   92677          1            12/21/95
    00
    0380337833                           03           02/01/96
     0
    34004564                             O            01/01/26
    0
1




    1471445          670/728             F           85,000.00
    ZZ
    WHITCOMB            ANNE     W       360         84,948.50
     1
    478 WEST CARLOS COURT              8.500            653.58
    60
                                       8.250            653.58
 143,000.00
    MOAB             UT   84532          5            12/20/95
    00
    0380337841                           05           02/01/96
     0
    34004777                             O            01/01/26
    0


    1471446          670/728             F          223,300.00
    ZZ
    CLAYTON             RICHARD  J       360        223,150.17
     1
    1917 CHRISTOPHER PLACE             8.000          1,638.50
    68
                                       7.750          1,638.50
 330,500.00
    HARRISBURG       PA   17112          2            12/22/95
    00
    0380337866                           05           02/01/96
     0
    34004980                             O            01/01/26
    0


    1471447          670/728             F          179,900.00
    ZZ
    ALBRECHT            SHIRLEY  B       360        179,785.28
     1
    1513 SAN DIEGO LOOP                8.250          1,351.53
    75
                                       8.000          1,351.53
 239,900.00
    GROVER BEACH     CA   93433          1            12/07/95
    00
    0380337874                           09           02/01/96
     0
    34005633                             O            01/01/26
    0


    1471448          670/728             F          125,000.00
    ZZ
    HALTER              JANIE    L       360        124,907.23
     1
    5 WYNDMERE WAY                     7.500            874.02
    60
                                       7.250            874.02
 209,028.00
    WILLOW STREET    PA   17584          1            12/29/95
    00
    0380337882                           05           02/01/96
     0
    34009299                             O            01/01/26
    0


    1471449          670/728             F           90,000.00
    ZZ
    ALTMAN              JOSEPH   G       360         90,000.00
     1
    1467 BALDWIN AVE                   8.250            676.14
    68
    UNIT C-116                         8.000            676.14
 133,000.00
    LITTLE RIVER     SC   29566          2            12/29/95
    00
    0380337890                           01           03/01/96
     0
    34009647                             O            02/01/26
    0


    1471450          670/728             F          373,000.00
    ZZ
    ADAMS               KEITH    A       360        372,730.03
     1
1


    18401 ST MORITZ DRIVE              7.625          2,640.07
    80
                                       7.375          2,640.07
 466,254.00
    LOS ANGELES      CA   91356          1            12/21/95
    00
    0380337908                           03           02/01/96
     0
    34010483                             O            01/01/26
    0


    1471451          670/728             F          336,000.00
    ZZ
    LUTHERAN            CHARLES          360        335,547.60
     1
    12229 ELENA DRIVE NE               8.000          2,465.45
    80
                                       7.750          2,465.45
 420,000.00
    ALBUQUERQUE      NM   87122          5            11/28/95
    00
    0380337916                           05           01/01/96
     0
    34010921                             O            12/01/25
    0


    1471452          670/728             F          236,000.00
    ZZ
    MILITICH            VINCENT          360        235,837.58
     1
    9575 REVERIE ROAD                  7.875          1,711.17
    80
                                       7.625          1,711.17
 295,000.00
    TUJUNGA          CA   91042          1            12/07/95
    00
    0380337940                           05           02/01/96
     0
    34013016                             O            01/01/26
    0


    1471453          670/728             F           80,500.00
    ZZ
    KEENAN              THOMAS           360         80,444.59
     1
    6980 BALLENA WAY #43               7.875            583.69
    70
                                       7.625            583.69
 115,000.00
    CARLSBAD         CA   92009          1            12/26/95
    00
    0380338005                           01           02/01/96
     0
    34015892                             O            01/01/26
    0


    1471454          670/728             F          349,000.00
    ZZ
    FINLEY              KATHY    K       360        348,759.81
     1
    1288 MONTE CIELO DRIVE             7.875          2,530.50
    47
                                       7.625          2,530.50
 751,000.00
    BEVERLY HILLS    CA   90210          2            12/06/95
    00
    0380338039                           05           02/01/96
     0
    34017810                             O            01/01/26
    0


    1471455          670/728             F           94,000.00
    ZZ
    LEBLANC             RAYMOND          360         93,944.50
     1
    14 BROWNLEA ROAD                   8.625            731.13
    73
                                       8.375            731.13
 129,000.00
    FRAMINGHAM       MA   01701          1            12/21/95
    00
    0380338146                           05           02/01/96
     0
1


    34020021                             O            01/01/26
    0


    1471456          670/728             F          355,000.00
    ZZ
    RAZZAK              ABDUL            360        354,761.80
     1
    20611 CRESTLINE DRIVE              8.000          2,604.87
    75
                                       7.750          2,604.87
 473,395.00
    DIAMOND BAR      CA   91765          1            12/14/95
    00
    0380338179                           03           02/01/96
     0
    34021175                             O            01/01/26
    0


    1471457          670/728             F          600,000.00
    ZZ
    VICKERS             HARRY    L       360        599,607.51
     1
    4022 MORNING STAR DRIVE            8.125          4,454.99
    64
                                       7.875          4,454.99
 950,000.00
    HUNTINGTON BEAC  CA   92649          5            12/08/95
    00
    0380338245                           05           02/01/96
     0
    34026959                             O            01/01/26
    0


    1471458          670/728             F          650,000.00
    ZZ
    KU                  SHIRLEY          360        649,574.81
     1
    340 EL CAMINO REAL                 8.125          4,826.23
    62
                                       7.875          4,826.23
1,050,000.00
    ATHERTON         CA   94027          5            12/19/95
    00
    0380338278                           05           02/01/96
     0
    34028447                             O            01/01/26
    0


    1471459          670/728             F          101,000.00
    ZZ
    HODER               JAMES    R       360        100,935.60
     1
    23 W.321 ST. CHARLES ROAD          8.250            758.78
    55
                                       8.000            758.78
 185,000.00
    GLEN ELLYN       IL   60137          2            12/22/95
    00
    0380338336                           05           02/01/96
     0
    34030913                             O            01/01/26
    0


    1471460          670/728             F          103,000.00
    ZZ
    OSMAN               ISHAQ            360        102,940.73
     1
    37252 EDITH STREET                 8.750            810.31
    75
                                       8.500            810.31
 138,000.00
    NEWARK           CA   94560          2            12/26/95
    00
    0380337981                           05           02/01/96
     0
    34031235                             O            01/01/26
    0


1


    1471461          670/728             F           90,000.00
    ZZ
    MAJESKI             MARILYN  M       360         89,938.06
     1
    5950 CANTERBURY DR                 7.875            652.57
    70
    NO. C201                           7.625            652.57
 130,000.00
    CULVER CITY      CA   90230          1            12/20/95
    00
    0380338013                           01           02/01/96
     0
    34031693                             O            01/01/26
    0


    1471462          670/728             F          263,800.00
    ZZ
    UYENO               MICHAEL  J       360        263,631.78
     1
    775 OAKCREST AVENUE                8.250          1,981.85
    80
                                       8.000          1,981.85
 330,000.00
    BREA             CA   92621          2            12/13/95
    00
    0380338047                           09           02/01/96
     0
    34035192                             O            01/01/26
    0


    1471463          670/728             F          325,000.00
    ZZ
    GEORGE              WILLIAM  J       360        324,787.40
     1
    5000 WOODHURST LANE                8.125          2,413.12
    65
                                       7.875          2,413.12
 500,000.00
    MINNETONKA       MN   55345          2            12/28/95
    00
    0380338062                           05           02/01/96
     0
    34036563                             O            01/01/26
    0


    1471464          670/728             F          410,000.00
    ZZ
    GRESHAM             WAYNE    E       360        409,680.15
     1
    314 COWAN DRIVE                    7.250          2,796.93
    71
                                       7.000          2,796.93
 582,827.00
    HOUSTON          TX   77007          1            12/12/95
    00
    0380338088                           05           02/01/96
     0
    34037594                             O            01/01/26
    0


    1471465          670/728             F           61,000.00
    T
    WARDE               JOHN             360         60,960.09
     1
    2025 WEST PARKWEST DRIVE           8.125            452.93
    38
    #S-7                               7.875            452.93
 161,000.00
    PARK CITY        UT   84098          2            12/18/95
    00
    0380338104                           01           02/01/96
     0
    34037667                             O            01/01/26
    0


    1471466          670/728             F          294,400.00
    ZZ
    SIPSEY              JEFFREY  J       360        294,186.92
     1
    304 MESA LILA ROAD                 7.625          2,083.75
    80
                                       7.375          2,083.75
 368,000.00
1


    GLENDALE         CA   91208          1            12/19/95
    00
    0380338153                           05           02/01/96
     0
    34037811                             O            01/01/26
    0


    1471468          670/728             F          165,000.00
    ZZ
    MOBLEY              JAMES    H       360        164,886.44
     1
    841 BIRDIE WAY                     7.875          1,196.37
    66
                                       7.625          1,196.37
 250,000.00
    APOLLO BEACH     FL   33572          2            12/22/95
    00
    0380338211                           05           02/01/96
     0
    34039155                             O            01/01/26
    0


    1471470          670/728             F          170,250.00
    ZZ
    KARI                GREGORY  J       360        170,061.47
     1
    3425 NORTH OLSEN AVENUE            8.375          1,294.03
    75
                                       8.125          1,294.03
 227,000.00
    TUCSON           AZ   85719          1            12/07/95
    00
    0380337429                           05           02/01/96
     0
    34039724                             O            01/01/26
    0


    1471471          670/728             F          397,500.00
    ZZ
    ERLICH              BARRY    J       360        397,226.43
     1
    924 LOMA DRIVE                     7.875          2,882.16
    75
                                       7.625          2,882.16
 530,000.00
    HERMOSA BEACH    CA   90251          1            12/27/95
    00
    0380338260                           05           02/01/96
     0
    34040897                             O            01/01/26
    0


    1471472          670/728             F           41,500.00
    ZZ
    GREENE              VALERIE  P       360         41,500.00
     1
    77 HOLLIS STREET                   8.250            311.78
    26
                                       8.000            311.78
 165,000.00
    WEYMOUTH         MA   02190          5            01/04/96
    00
    0380338294                           05           03/01/96
     0
    34041931                             O            02/01/26
    0


    1471473          670/728             F           71,250.00
    ZZ
    HAMSLEY             GEORGE   M       360         71,202.19
     1
    135 OLD FARM ROAD                  8.000            522.81
    75
                                       7.750            522.81
  95,000.00
    PERRY            GA   31069          2            12/30/95
    00
    0380338302                           05           02/01/96
     0
    34043004                             O            01/01/26
    0
1




    1471474          670/728             F          276,500.00
    ZZ
    BAER                RUSSELL  J       360        276,304.85
     1
    2261 CLOVERFIELD BOULEVARD         7.750          1,980.88
    70
                                       7.500          1,980.88
 395,000.00
    SANTA MONICA     CA   90404          1            12/12/95
    00
    0380338328                           05           02/01/96
     0
    34043705                             O            01/01/26
    0


    1471475          670/728             F           27,300.00
    ZZ
    FILKINS             WILLIAM  G       360         27,260.08
     1
    SNOW VALLEY #3                     8.375            207.50
    70
                                       8.125            207.50
  39,050.00
    DOVER            VT   05356          1            12/21/95
    00
    0380337528                           01           02/01/96
     0
    34044965                             O            01/01/26
    0


    1471476          670/728             F          276,000.00
    ZZ
    KENT JR             EDWARD   F       360        276,000.00
     1
    46 POND ROAD                       7.875          2,001.20
    74
                                       7.625          2,001.20
 378,000.00
    SHELBURNE        VT   05482          2            01/03/96
    00
    0380338369                           05           03/01/96
     0
    34046003                             O            02/01/26
    0


    1471477          670/728             F          575,000.00
    ZZ
    HOWARD JR           R        A       360        574,614.18
     1
    1740 POPLAR LANE NW                8.000          4,219.15
    78
                                       7.750          4,219.15
 745,000.00
    WASHINGTON       DC   20012          2            12/20/95
    00
    0380338377                           05           02/01/96
     0
    34046232                             O            01/01/26
    0


    1471478          670/728             F          482,450.00
    ZZ
    WANG                TAI              360        482,109.49
     1
    2 NEWCASTLE LANE                   7.750          3,456.33
    80
                                       7.500          3,456.33
 603,077.00
    LAGUNA NIGUEL    CA   92677          1            12/19/95
    00
    0380338393                           03           02/01/96
     0
    34046411                             O            01/01/26
    0


    1471479          670/728             F          262,000.00
    ZZ
    TERRY               DAVID    J       360        261,819.69
     1
1


    2515 MESA SCHOOL LANE              7.875          1,899.69
    79
                                       7.625          1,899.69
 335,000.00
    SANTA BARBARA    CA   93109          2            12/21/95
    00
    0380338419                           05           02/01/96
     0
    34046721                             O            01/01/26
    0


    1471480          670/728             F          105,000.00
    ZZ
    PUTNAM              JILL     L       360        104,934.73
     1
    2885 FAIRWOOD DRIVE                8.375            798.08
    57
                                       8.125            798.08
 187,275.00
    RENO             NV   89502          1            12/22/95
    00
    0380338427                           03           02/01/96
     0
    34046909                             O            01/01/26
    0


    1471481          670/728             F          234,000.00
    ZZ
    VIERTEL             KEITH            360        233,834.84
     1
    8631 TRUXTON DRIVE                 7.750          1,676.41
    90
                                       7.500          1,676.41
 260,000.00
    HUNTINGTON BEAC  CA   92646          1            12/14/95
    21
    0380338450                           02           02/01/96
    25
    34048316                             O            01/01/26
    0


    1471482          670/728             F          236,700.00
    ZZ
    MC KENZIE           MICHAEL  C       360        236,378.69
     1
    2962 SURFRIDER AVENUE              7.750          1,695.75
    80
                                       7.500          1,695.75
 296,000.00
    VENTURA          CA   93001          1            12/19/95
    00
    0380337759                           05           02/01/96
     0
    34048341                             O            01/01/26
    0


    1471483          670/728             F          475,000.00
    ZZ
    GALEN               JEFFREY  M       360        474,647.48
     1
    3906 MARKS ROAD                    7.500          3,321.27
    76
                                       7.250          3,321.27
 625,000.00
    AGOURA           CA   91301          1            12/15/95
    00
    0380338484                           05           02/01/96
     0
    34048464                             O            01/01/26
    0


    1471484          670/728             F          106,000.00
    ZZ
    BETHKE              BRADLEY  G       360        105,935.78
     1
    24436 PARTRIDGE STREET             8.500            815.05
    65
                                       8.250            815.05
 165,000.00
    ST FRANCIS       MN   55070          5            12/26/95
    00
    0380338575                           05           02/01/96
     0
1


    34050051                             O            01/01/26
    0


    1471485          670/728             F          499,900.00
    ZZ
    UDDBERG             THOMAS           360        499,572.99
     1
    2 MOSS LANDING                     8.125          3,711.75
    63
                                       7.875          3,711.75
 799,990.00
    LAGUNA NIGUEL    CA   92677          1            12/18/95
    00
    0380338591                           09           02/01/96
     0
    34050388                             O            01/01/26
    0


    1471486          670/728             F          229,000.00
    ZZ
    RADOW               MARC             360        228,846.35
     1
    630 MONTEREY BOULEVARD             8.000          1,680.32
    54
                                       7.750          1,680.32
 431,241.00
    HERMOSA BEACH    CA   90254          1            12/28/95
    00
    0380338625                           01           02/01/96
     0
    34052585                             O            01/01/26
    0


    1471487          670/728             F          270,000.00
    ZZ
    GUNDERSON           JEFFERY  R       360        269,794.54
     1
    62 PASEO WAY                       7.375          1,864.83
    61
                                       7.125          1,864.83
 445,000.00
    GREENBRAE        CA   94904          1            12/28/95
    00
    0380338633                           05           02/01/96
     0
    34053042                             O            01/01/26
    0


    1471488          670/728             F          150,000.00
    ZZ
    KORAL               THOMAS   A       360        149,906.77
     1
    500 E LAKE SHORE DRIVE             8.375          1,140.11
    62
                                       8.125          1,140.11
 242,500.00
    BARRINGTON       IL   60010          1            01/04/96
    00
    0380338641                           05           02/01/96
     0
    34053085                             O            01/01/26
    0


    1471490          670/728             F          225,000.00
    ZZ
    ZINN                RICHARD  L       360        224,852.82
     1
    2113 EAST MONTANE DRIVE            8.125          1,670.62
    65
                                       7.875          1,670.62
 350,000.00
    DRAPER           UT   84020          1            12/20/95
    00
    0380338658                           05           02/01/96
     0
    34053921                             O            01/01/26
    0


1


    1471492          670/728             F          283,100.00
    ZZ
    TOSSEY              RANDALL  R       360        283,100.00
     1
    17615 RAINGLEN LANE                7.750          2,028.17
    75
                                       7.500          2,028.17
 377,500.00
    HUNTINGTON BEAC  CA   92649          1            01/08/96
    00
    0380338666                           05           03/01/96
     0
    34055746                             O            02/01/26
    0


    1471493          670/728             F          100,000.00
    ZZ
    WISE                KENNETH  W       360         99,931.18
     1
    1310 SLEEPY HOLLOW LANE            7.875            725.07
    69
                                       7.625            725.07
 145,000.00
    NEW BRAUNFELS    TX   78130          1            12/15/95
    00
    0380338674                           05           02/01/96
     0
    34056629                             O            01/01/26
    0


    1471494          670/728             F        1,000,000.00
    ZZ
    PATHAK              ARVIND           360        999,362.33
     1
    8857 MERECOURT LANE                8.250          7,512.67
    65
                                       8.000          7,512.67
1,550,000.00
    MCLEAN           VA   22102          2            12/29/95
    00
    0380338682                           05           02/01/96
     0
    34056807                             O            01/01/26
    0


    1471495          670/728             F          334,600.00
    ZZ
    KELLY               TIMOTHY  P       360        334,357.82
     1
    6 FRUIT TREE ROAD                  7.625          2,368.28
    72
                                       7.375          2,368.28
 465,000.00
    RANCHO PALOS VE  CA   90275          2            12/15/95
    00
    0380338690                           03           02/01/96
     0
    34057463                             O            01/01/26
    0


    1471496          670/728             F           61,500.00
    ZZ
    GALLAGHER           KEVIN    S       360         61,460.78
     1
    291 NORTHEAST 28TH ROAD            8.250            462.03
    75
                                       8.000            462.03
  82,000.00
    BOCA RATON       FL   33431          1            12/27/95
    00
    0380338708                           05           02/01/96
     0
    34057731                             O            01/01/26
    0


    1471498          670/728             F          480,000.00
    ZZ
    GARRET              STUART           360        479,716.60
     1
    450 CRICKETFIELD COURT             8.625          3,733.40
    75
                                       8.375          3,733.40
 640,000.00
1


    THOUSAND OAKS    CA   91361          1            12/22/95
    00
    0380338716                           03           02/01/96
     0
    34058664                             O            01/01/26
    0


    1471499          670/728             F          267,100.00
    ZZ
    WEI                 QWO              360        266,920.78
     1
    22074 EAST SNOW CREEK DRIVE        8.000          1,959.89
    90
                                       7.750          1,959.89
 296,800.00
    WALNUT           CA   91789          1            12/26/95
    11
    0380338724                           05           02/01/96
    25
    34059008                             O            01/01/26
    0


    1471500          670/728             F          158,000.00
    ZZ
    GRAHAM              PHILLIP  R       360        157,901.79
     1
    936 CAMERON COURT                  8.375          1,200.92
    74
                                       8.125          1,200.92
 216,000.00
    ARROYO GRANDE    CA   93420          2            12/18/95
    00
    0380338732                           05           02/01/96
     0
    34059041                             O            01/01/26
    0


    1471501          670/728             F           83,000.00
    T
    NELSON              DOROTHY  L       360         82,942.88
     1
    4510 E CANYON TRAIL                7.875            601.81
    80
                                       7.625            601.81
 105,000.00
    COTTONWOOD       AZ   86326          5            12/15/95
    00
    0380338740                           05           02/01/96
     0
    34060332                             O            01/01/26
    0


    1471502          670/728             F          396,000.00
    ZZ
    BERRETT             STEVE            360        396,000.00
     1
    608 CORRIENTE COURT                7.625          2,802.87
    90
                                       7.375          2,802.87
 440,000.00
    CAMARILLO        CA   93010          1            01/04/96
    21
    0380338765                           05           03/01/96
    25
    34061592                             O            02/01/26
    0


    1471503          670/728             F          464,000.00
    T
    WHITE               THOMAS   F       360        463,680.67
     1
    40 PIEDMONT STREET                 7.875          3,364.33
    80
                                       7.625          3,364.33
 580,000.00
    SAN FRANCISCO    CA   94117          1            12/20/95
    00
    0380338773                           05           02/01/96
     0
    34061665                             O            01/01/26
    0
1




    1471504          670/728             F           51,000.00
    ZZ
    JAMESON             DAISY            360         50,966.63
     1
    9133 SW 215TH TERRACE              8.125            378.68
    75
                                       7.875            378.68
  68,000.00
    MIAMI            FL   33189          1            12/26/95
    00
    0380338781                           03           02/01/96
     0
    34061703                             O            01/01/26
    0


    1471505          670/728             F          138,375.00
    ZZ
    UPHOFF              BRENT    L       360        138,288.99
     1
    11077 ZUMBROTA COURT NORTHEAST     8.375          1,051.75
    78
                                       8.125          1,051.75
 177,500.00
    BLAINE           MN   55449          1            12/26/95
    00
    0380336660                           05           02/01/96
     0
    34062025                             O            01/01/26
    0


    1471506          670/728             F          410,000.00
    ZZ
    MIZE                GARY     T       360        409,710.63
     1
    1545 YORKTOWN BLVD                 7.750          2,937.29
    78
                                       7.500          2,937.29
 530,000.00
    CORPUS CHRISTI   TX   78418          2            12/21/95
    00
    0380336686                           05           02/01/96
     0
    34062726                             O            01/01/26
    0


    1471507          670/728             F          562,500.00
    ZZ
    ZAKARIAN            ZAKAR            360        562,141.31
     1
    3334 DEER CREEK LANE               8.250          4,225.88
    75
                                       8.000          4,225.88
 750,000.00
    GLENDALE         CA   91208          2            12/22/95
    00
    0380336694                           05           02/01/96
     0
    34063625                             O            01/01/26
    0


    1471508          670/728             F           65,000.00
    ZZ
    MACLELLAN           JENNIFER A       360         64,960.62
     1
    36 BARTLET ST. UNIT #36            8.500            499.80
    60
                                       8.250            499.80
 110,000.00
    NORTHBORO        MA   01532          1            12/29/95
    00
    0380336702                           01           02/01/96
     0
    34064494                             O            01/01/26
    0


    1471509          670/728             F          236,550.00
    ZZ
    SHAW                DAVID    B       360        236,387.20
     1
1


    1450 NEW YORK DRIVE                7.875          1,715.16
    95
                                       7.625          1,715.16
 249,000.00
    ALTADENA AREA    CA   91001          1            12/20/95
    10
    0380336710                           05           02/01/96
    30
    34064851                             O            01/01/26
    0


    1471510          670/728             F          253,200.00
    ZZ
    BRASSELL            SIMON    C       360        253,030.10
     1
    3706 REED COURT                    8.000          1,857.90
    76
                                       7.750          1,857.90
 335,000.00
    BLOOMINGTON      IN   47401          2            12/28/95
    00
    0380336736                           05           02/01/96
     0
    34066144                             O            01/01/26
    0


    1471511          670/728             F          346,000.00
    ZZ
    THORNTON            THOMAS   M       360        345,767.84
     1
    3710 FOXMOOR CIRCLE                8.000          2,538.83
    82
                                       7.750          2,538.83
 425,000.00
    ALPHARETTA       GA   30202          2            12/21/95
    01
    0380336744                           03           02/01/96
    12
    34066551                             O            01/01/26
    0


    1471512          670/728             F          274,500.00
    ZZ
    JEWELL              JAMES    P       360        274,500.00
     1
    4431 NORTH COUNTRY CLUB LANE       7.750          1,966.56
    90
                                       7.500          1,966.56
 305,000.00
    LONG BEACH       CA   90807          1            12/28/95
    21
    0380336769                           05           03/01/96
    25
    34068511                             O            02/01/26
    0


    1471513          670/728             F          277,200.00
    ZZ
    ALPERT              SHELDON  I       360        277,200.00
     1
    4333 CLEARWOOD ROAD                7.375          1,914.56
    80
                                       7.125          1,914.56
 346,500.00
    MOORPARK         CA   93021          1            01/03/96
    00
    0380336785                           03           03/01/96
     0
    34069119                             O            02/01/26
    0


    1471514          670/728             F          280,000.00
    ZZ
    ESTRIN              WARREN   N       360        279,802.37
     1
    513 RAVENSBURY STREET              7.750          2,005.96
    57
                                       7.500          2,005.96
 495,000.00
    THOUSAND OAKS    CA   91361          1            12/20/95
    00
    0380336793                           03           02/01/96
     0
1


    34069917                             O            01/01/26
    0


    1471515          670/728             F           57,000.00
    ZZ
    VELOZ               GUY      J       360         56,963.64
     1
    6814 TEXHOMA AVENUE                8.250            428.23
    54
                                       8.000            428.23
 107,000.00
    VAN NUYS         CA   91406          1            12/21/95
    00
    0380336801                           05           02/01/96
     0
    34071652                             O            01/01/26
    0


    1471516          670/728             F          200,000.00
    ZZ
    REISERT III         WILLIAM  A       360        199,869.17
     1
    5316 RIVER CREEK COURT             8.125          1,485.00
    60
                                       7.875          1,485.00
 335,000.00
    LOUISVILLE       KY   40027          1            12/29/95
    00
    0380336819                           05           02/01/96
     0
    34072543                             O            01/01/26
    0


    1471518          670/728             F          351,000.00
    ZZ
    MAISER              MARK     B       360        351,000.00
     1
    6408 TIMBER RIDGE                  7.875          2,545.00
    65
                                       7.625          2,545.00
 540,000.00
    EDINA            MN   55435          5            01/03/96
    00
    0380336827                           05           03/01/96
     0
    34073752                             O            02/01/26
    0


    1471519          670/728             F          650,000.00
    ZZ
    MUDGETT             JEFFREY  L       360        649,529.55
     1
    19 HILLCREST ROAD                  7.625          4,600.66
    77
                                       7.375          4,600.66
 850,000.00
    TIBURON          CA   94920          1            12/27/95
    00
    0380336835                           05           02/01/96
     0
    34074937                             O            01/01/26
    0


    1471520          670/728             F          213,000.00
    ZZ
    BENSON              RONALD   E       360        212,860.67
     1
    8769 HUMMINGBIRD AVENUE            8.125          1,581.52
    74
                                       7.875          1,581.52
 290,000.00
    FOUNTAIN VALLEY  CA   92708          2            12/21/95
    00
    0380336843                           05           02/01/96
     0
    34076115                             O            01/01/26
    0


1


    1471521          670/728             F          245,000.00
    ZZ
    LEVY                BARRY    R       360        244,835.60
     1
    11141 WICKFORD DRIVE               8.000          1,797.73
    62
                                       7.750          1,797.73
 400,000.00
    SANTA ANA        CA   92705          5            12/21/95
    00
    0380336850                           05           02/01/96
     0
    34076174                             O            01/01/26
    0


    1471522          670/728             F          400,000.00
    ZZ
    GRAHAM              RODGER   M       360        400,000.00
     1
    837 EAST COTTONWOOD CIRCLE         8.000          2,935.06
    41
                                       7.750          2,935.06
 980,000.00
    ALPINE           UT   84004          5            01/02/96
    00
    0380336884                           05           03/01/96
     0
    34077812                             O            02/01/26
    0


    1471523          670/728             F          227,500.00
    ZZ
    WELLS               ERIC     A       360        227,351.17
     1
    #11 WELLS DRIVE                    8.125          1,689.19
    65
                                       7.875          1,689.19
 350,000.00
    DUBOIS           WY   82513          5            12/27/95
    00
    0380336900                           05           02/01/96
     0
    34078801                             O            01/01/26
    0


    1471524          670/728             F          366,000.00
    ZZ
    JOHNS               BRADLEY  R       360        365,760.58
     1
    7240 FISHBACK HILL LANE            8.125          2,717.54
    61
                                       7.875          2,717.54
 600,000.00
    INDIANAPOLIS     IN   46278          2            12/21/95
    00
    0380336918                           05           02/01/96
     0
    34079971                             O            01/01/26
    0


    1471526          670/728             F          160,800.00
    ZZ
    BOOKER              CURTIS           360        160,689.33
     1
    2385 ROXBURGH DRIVE                7.875          1,165.92
    80
                                       7.625          1,165.92
 201,000.00
    ROSWELL          GA   30076          5            12/29/95
    00
    0380336991                           03           02/01/96
     0
    34081101                             O            01/01/26
    0


    1471528          670/728             F          723,750.00
    ZZ
    WEX                 MICHAEL          360        723,750.00
     1
    340 SOUTH PLYMOUTH BOULEVARD       7.750          5,185.04
    75
                                       7.500          5,185.04
 965,000.00
1


    LOS ANGELES      CA   90020          1            01/03/96
    00
    0380337114                           05           03/01/96
     0
    34083898                             O            02/01/26
    0


    1471529          670/728             F           94,400.00
    ZZ
    OLSEN               H        D       360         94,336.65
     1
    30 EAST 350 NORTH                  8.000            692.68
    80
                                       7.750            692.68
 118,000.00
    OREM             UT   84057          5            12/26/95
    00
    0380337130                           05           02/01/96
     0
    34084312                             O            01/01/26
    0


    1471530          670/728             F          263,000.00
    ZZ
    WILSON              JEFFREY  A       360        263,000.00
     1
    203 WEST AVENIDA CORDOBA           7.500          1,838.94
    80
                                       7.250          1,838.94
 330,000.00
    SAN CLEMENTE     CA   92672          2            01/02/96
    00
    0380337163                           05           03/01/96
     0
    34088687                             O            02/01/26
    0


    1471531          670/728             F          213,750.00
    ZZ
    SUTHERLAND          HELEN    B       360        213,750.00
     1
    17237 PALISADES CIRCLE             7.750          1,531.34
    75
                                       7.500          1,531.34
 285,000.00
    PACIFIC PALISAD  CA   90272          1            01/10/96
    00
    0380337171                           01           03/01/96
     0
    34089004                             O            02/01/26
    0


    1471532          670/670             F          239,700.00
    ZZ
    GIACOBBO            KENNETH  V       360        239,539.16
     1
    411 E CENTRAL AVENUE               8.000          1,758.84
    60
                                       7.750          1,758.84
 399,500.00
    MOORESTOWN       NJ   08057          1            12/14/95
    00
    446611                               05           02/01/96
     0
    446611                               O            01/01/26
    0


    1471533          670/670             F          271,704.00
    ZZ
    STONE               MARK     J       360        271,497.25
     1
    9 WILDERNESS DRIVE                 7.375          1,876.60
    80
                                       7.125          1,876.60
 339,630.00
    MEDFORD          NJ   08055          1            12/21/95
    00
    446742                               03           02/01/96
     0
    446742                               O            01/01/26
    0
1




    1471534          670/670             F          350,000.00
    ZZ
    URSIC               THOMAS   A       360        349,739.72
     1
    125 WOODHILL ROAD                  7.490          2,444.86
    35
                                       7.240          2,444.86
1,001,231.00
    NEWTOWN          PA   18940          1            12/26/95
    00
    478938                               05           02/01/96
     0
    478938                               O            01/01/26
    0


    1471535          670/670             F          462,000.00
    ZZ
    SCHACTER            KENNETH          360        461,649.44
     1
    40 WALWORTH AVENUE                 7.389          3,195.33
    80
                                       7.139          3,195.33
 577,500.00
    SCARSDALE        NY   10583          1            12/21/95
    00
    501956                               05           02/01/96
     0
    501956                               O            01/01/26
    0


    1471536          670/670             F          198,433.49
    ZZ
    BOGER               DAN              358        195,144.84
     1
    27 CRAMDEN DRIVE                   8.480          1,522.64
    35
                                       8.230          1,522.64
 580,000.00
    MONTEREY         CA   93940          1            08/01/95
    00
    541915                               05           09/01/95
     0
    541915                               O            06/01/25
    0


    1471537          670/670             F          372,400.00
    ZZ
    MCCARTHY            KAREN            360        372,156.40
     1
    15 MISTY BROOK LANE                8.125          2,765.06
    80
                                       7.875          2,765.06
 465,622.00
    NEW FAIRFIELD    CT   06812          1            12/15/95
    00
    1358764                              09           02/01/96
     0
    1358764                              O            01/01/26
    0


    1471538          670/728             F          216,000.00
    ZZ
    CARVALE             URSULA   C       360        215,670.27
     1
    117 JULIUSTOWN ROAD                7.375          1,491.86
    90
                                       7.125          1,491.86
 240,000.00
    COLUMBUS         NJ   08022          1            12/01/95
    14
    0380336108                           05           01/01/96
    25
    1584389                              O            12/01/25
    0


    1471539          670/728             F          128,000.00
    ZZ
    DANA                THOMAS   C       360        127,916.27
     1
1


    37 RAMBLER ROAD                    8.125            950.40
    80
                                       7.875            950.40
 161,500.00
    CARMEL           NY   10512          5            12/15/95
    00
    0380336116                           05           02/01/96
     0
    1592915                              O            01/01/26
    0


    1471540          670/728             F          225,000.00
    ZZ
    MOHSEN              ADIB             360        224,860.15
     1
    49 NEWPORT DRIVE                   8.375          1,710.16
    69
                                       8.125          1,710.16
 330,000.00
    NANUET           NY   10957          1            12/08/95
    00
    0380336132                           05           02/01/96
     0
    1594447                              O            01/01/26
    0


    1471541          670/670             F          700,000.00
    ZZ
    OSTROFF             GREG     M       360        699,457.18
     1
    133 RIDGE ROAD                     7.280          4,789.49
    54
                                       7.030          4,789.49
1,318,000.00
    RUMSON           NJ   07760          1            12/20/95
    00
    2950481                              05           02/01/96
     0
    2950481                              O            01/01/26
    0


    1471542          670/670             F          305,000.00
    ZZ
    BARABAS             RONALD   E       360        304,800.48
     1
    27 BRUNS ROAD                      8.125          2,264.62
    65
                                       7.875          2,264.62
 470,000.00
    WEST ALLENHURST  NJ   07711          2            12/21/95
    00
    2950502                              03           02/01/96
     0
    2950502                              O            01/01/26
    0


    1471543          670/670             F          400,000.00
    ZZ
    SOLOMON             STEVEN   L       360        399,695.62
     1
    2101 VIA FERNANDEZ                 7.375          2,762.71
    80
                                       7.125          2,762.71
 500,000.00
    PALOS VERDES ES  CA   90274          1            12/18/95
    00
    2959542                              05           02/01/96
     0
    2959542                              O            01/01/26
    0


    1471544          670/670             F          331,691.07
    ZZ
    DIETZ, III          DONALD   E       315        330,798.00
     1
    66 BREWSTER ROAD                   8.500          2,634.66
    40
                                       8.250          2,634.66
 840,000.00
    SCARSDALE        NY   10583          1            12/01/95
    00
    6582621                              05           01/01/96
     0
1


    6582621                              O            03/01/22
    0


    1471546          670/670             F          480,000.00
    ZZ
    SOMERS              ANDREW   J       360        479,664.62
     1
    13980 DAVANA TERRACE               7.800          3,455.38
    80
                                       7.550          3,455.38
 600,000.00
    LOS ANGELES      CA   91423          1            12/13/95
    00
    8775982                              05           02/01/96
     0
    8775982                              O            01/01/26
    0


    1471547          670/670             F          450,000.00
    ZZ
    ENGBERG             ERIC     J       360        449,700.81
     1
    8815 BELLWOOD ROAD                 8.045          3,316.07
    75
                                       7.795          3,316.07
 600,000.00
    BETHESDA         MD   20817          5            12/22/95
    00
    11380179                             05           02/01/96
     0
    11380179                             O            01/01/26
    0


    1471549          670/670             F          350,000.00
    ZZ
    KEEFE III           ALBERT   J       360        349,713.11
     1
    1229 WYNGATE ROAD                  7.000          2,328.56
    65
                                       6.750          2,328.56
 540,000.00
    WYNNEWOOD        PA   19096          2            12/22/95
    00
    11396741                             05           02/01/96
     0
    11396741                             O            01/01/26
    0


    1471550          670/670             F          230,000.00
    ZZ
    ROLNICK             LEAH             360        230,000.00
     1
    10430 WILSHIRE BOULEVARD           8.125          1,707.75
    57
    NO. 1001                           7.875          1,707.75
 410,000.00
    LOS ANGELES      CA   90024          1            12/28/95
    00
    11398299                             06           03/01/96
     0
    11398299                             O            02/01/26
    0


    1471551          670/670             F          409,660.00
    ZZ
    VIEGAS              MARIO    A       360        409,363.50
     1
    9510 BENT CREEK LANE               7.625          2,899.55
    60
                                       7.375          2,899.55
 685,000.00
    VIENNA           VA   22181          2            12/11/95
    00
    11398957                             03           02/01/96
     0
    11398957                             O            01/01/26
    0


1


    1471552          670/670             F          270,000.00
    ZZ
    DELOTT              STEVEN           360        269,799.62
   192
    425 E 79TH STREET                  7.500          1,887.88
    59
    APT. #4J & 4K                      7.250          1,887.88
 460,000.00
    NEW YORK         NY   10021          2            12/15/95
    00
    11399007                             13           02/01/96
     0
    11399007                             O            01/01/26
    0


    1471553          670/670             F          250,000.00
    ZZ
    GOLETSOS            DEMITRI          360        249,826.79
     1
    367 LAUDERDALE DRIVE               7.842          1,806.96
    55
                                       7.592          1,806.96
 460,000.00
    DOVER TOWNSHIP   NJ   07801          1            12/29/95
    00
    11399597                             05           02/01/96
     0
    11399597                             O            01/01/26
    0


    1471554          670/670             F          302,400.00
    ZZ
    JOHNSON             MARK     C       360        302,173.31
     1
    41861 RASPBERRY DRIVE              7.450          2,104.09
    80
                                       7.200          2,104.09
 378,000.00
    LEESBURG         VA   22075          1            12/29/95
    00
    11399708                             03           02/01/96
     0
    11399708                             O            01/01/26
    0


    1471556          670/670             F          126,750.00
    T
    MEEGAN              EDWARD           360        126,750.00
     1
    350 S. OCEAN BLVD #205             8.165            944.67
    65
                                       7.915            944.67
 195,000.00
    PALM BEACH       FL   33480          1            01/09/96
    00
    11399937                             01           03/01/96
     0
    11399937                             O            02/01/26
    0


    1471557          670/670             F          350,000.00
    ZZ
    HABER               RICHARD  S       360        350,000.00
     1
    41 ETON ROAD                       7.375          2,417.37
    70
                                       7.125          2,417.37
 500,000.00
    LARCHMONT        NY   10538          1            01/05/96
    00
    11400013                             05           03/01/96
     0
    11400013                             O            02/01/26
    0


    1471558          670/670             F          336,500.00
    T
    KAIL                BRIAN    L       360        336,274.21
     1
    191 DESERT HOLLY DRIVE             8.000          2,469.12
    80
                                       7.750          2,469.12
 425,000.00
1


    PALM DESERT      CA   92211          2            12/15/95
    00
    11401079                             01           02/01/96
     0
    11401079                             O            01/01/26
    0


    1471559          670/670             F          395,200.00
    ZZ
    MOORE               ROBERT   J       360        394,947.99
     1
    15 WHISPERWOOD DRIVE               8.250          2,969.01
    80
                                       8.000          2,969.01
 494,000.00
    PERINTON         NY   14564          5            12/29/95
    00
    11413492                             05           02/01/96
     0
    11413492                             O            01/01/26
    0


    1471561          670/670             F          690,000.00
    ZZ
    WOOD                DENNIS   L       360        690,000.00
     1
    7966 MULHOLLAND DRIVE              7.650          4,895.65
    74
                                       7.400          4,895.65
 940,000.00
    LOS ANGELES      CA   90046          1            12/29/95
    00
    12456721                             05           03/01/96
     0
    12456721                             O            02/01/26
    0


    1471562          670/670             F          639,200.00
    ZZ
    PETERS JR           PAUL             360        638,766.73
     1
    3517 CARUTH BOULEVARD              7.950          4,667.97
    75
                                       7.700          4,667.97
 855,000.00
    UNIVERSITY PARK  TX   75225          2            12/22/95
    00
    12457469                             05           02/01/96
     0
    12457469                             O            01/01/26
    0


    1471563          670/670             F          234,000.00
    T
    FERTITTA            ANN              360        213,850.78
     1
    624 EAST ALAMEDA #6                8.250          1,757.97
    65
                                       8.000          1,757.97
 360,000.00
    SANTA FE         NM   87501          1            12/26/95
    00
    12457566                             01           02/01/96
     0
    12457566                             O            01/01/26
    0


    1471564          670/670             F          292,000.00
    ZZ
    JOBES               JAMIE            360        291,806.05
     1
    11670 E BERRY PLACE                8.050          2,152.78
    80
                                       7.800          2,152.78
 365,000.00
    ENGLEWOOD        CO   80111          1            12/22/95
    00
    12457931                             03           02/01/96
     0
    12457931                             O            01/01/26
    0
1




    1471565          670/670             F          455,000.00
    ZZ
    RENNER              BRIAN    C       360        455,000.00
     1
    2055 OAKLAND AVENUE                7.450          3,165.87
    51
                                       7.200          3,165.87
 897,000.00
    PIEDMONT         CA   94611          1            12/22/95
    00
    12461547                             05           03/01/96
     0
    12461547                             O            02/01/26
    0


    1471566          670/670             F          440,000.00
    ZZ
    REICHELDERFER       TERRY    A       360        439,693.37
     1
    1404 COMSTOCK AVENUE               7.813          3,171.40
    80
                                       7.563          3,171.40
 550,000.00
    LOS ANGELES      CA   90024          5            12/16/95
    00
    13086642                             05           02/01/96
     0
    13086642                             O            01/01/26
    0


    1471567          670/670             F        1,000,000.00
    ZZ
    GRUMAN              STUART           360        999,200.31
     1
    216 CEDAR AVENUE                   7.125          6,737.19
    63
                                       6.875          6,737.19
1,593,000.00
    HEWLETT BAY PAR  NY   11557          1            12/14/95
    00
    30330459                             05           02/01/96
     0
    30330459                             O            01/01/26
    0


    1471568          670/728             F           55,000.00
    ZZ
    SCHAFER             HOWARD   J       360         55,000.00
     1
    6099 RAYMOND ROAD                  8.875            437.61
    71
                                       8.625            437.61
  78,000.00
    LOCKPORT         NY   14094          2            11/22/95
    00
    0380336314                           05           03/01/96
     0
    30384907                             O            02/01/26
    0


    1471569          670/728             F           67,000.00
    ZZ
    ZWOLINSKI           JULIA            360         66,958.35
     1
    256 INDIAN HOLLOW COURT            8.375            509.25
    43
                                       8.125            509.25
 157,000.00
    MAHWAH           NJ   07430          1            12/28/95
    00
    0380336355                           01           02/01/96
     0
    30401186                             O            01/01/26
    0


    1471570          670/728             F          270,000.00
    ZZ
    KELLY               ERIK     E       360        269,799.62
     1
1


    97 CHICORY LANE                    7.500          1,887.88
    80
                                       7.250          1,887.88
 338,000.00
    TRENTON          NJ   08638          2            12/22/95
    00
    0380336363                           05           02/01/96
     0
    34018506                             O            01/01/26
    0


    1471572          670/670             F           97,400.00
    ZZ
    GRILLEY             NANCY            360         97,343.96
     1
    209 HILLTOP ROAD                   8.750            766.25
    75
                                       8.500            766.25
 129,900.00
    WATERTOWN        CT   06795          1            12/19/95
    00
    34049819                             05           02/01/96
     0
    34049819                             O            01/01/26
    0


    1471573          670/670             F          276,750.00
    ZZ
    KEYS                ALLISON  F       360        276,559.54
     1
    7124 LA JOLLA BOULEVARD            7.875          2,006.63
    75
                                       7.625          2,006.63
 369,000.00
    LA JOLLA         CA   92037          1            12/20/95
    00
    34053034                             01           02/01/96
     0
    34053034                             O            01/01/26
    0


    1471574          670/728             F           80,000.00
    ZZ
    HODGES              JOHN     A       360         79,944.94
     1
    916 MORRIS STREET                  7.875            580.06
    62
                                       7.625            580.06
 130,000.00
    GLOUCESTER CITY  NJ   08030          5            12/21/95
    00
    0380336397                           03           02/01/96
     0
    34056165                             O            01/01/26
    0


    1471575          670/728             F          140,000.00
    ZZ
    CABRERA             ROBERTO  C       360        140,000.00
     1
    46 BYRAM RIDGE ROAD                8.250          1,051.78
    39
                                       8.000          1,051.78
 360,000.00
    ARMONK           NY   10504          5            01/04/96
    00
    0380336405                           05           03/01/96
     0
    34057960                             O            02/01/26
    0


    1471597          670/728             F          223,200.00
    ZZ
    MCNEAL              TERRY    B       360        223,042.46
     1
    2401 KILLDEER STREET               7.750          1,599.04
    90
                                       7.500          1,599.04
 249,000.00
    NEW ORLEANS      LA   70122          1            12/18/95
    04
    0380336017                           05           02/01/96
    25
1


    1075429                              O            01/01/26
    0


    1471598          670/728             F          230,000.00
    ZZ
    JUAREZ              LEONARD  J       360        229,674.29
     1
    537 ORANGE GROVE AVENUE            7.750          1,647.75
    80
                                       7.500          1,647.75
 290,000.00
    SOUTH PASADENA   CA   91030          2            11/17/95
    00
    0380336538                           05           01/01/96
     0
    1569508                              O            12/01/25
    0


    1471600          670/728             F          218,000.00
    ZZ
    DERESZYNSKI         JUDITH   A       360        217,842.21
     1
    603 PRAIRIE AVENUE                 7.625          1,543.00
    80
                                       7.375          1,543.00
 272,500.00
    BARRINGTON       IL   60010          1            12/15/95
    00
    0380337510                           05           02/01/96
     0
    8187720                              O            01/01/26
    0


    1471601          670/728             F          282,400.00
    ZZ
    WONG                ANTHONY  F       360        282,200.68
     1
    12 ARBUSTO                         7.750          2,023.15
    80
                                       7.500          2,023.15
 353,000.00
    IRVINE           CA   92714          1            12/13/95
    00
    0380338500                           03           02/01/96
     0
    34048715                             O            01/01/26
    0


    1471602          670/728             F          452,000.00
    ZZ
    KUNZ                FREDERICKP       360        451,450.11
     1
    1111 RACE STREET # 12AB            8.500          3,475.49
    65
                                       8.250          3,475.49
 700,000.00
    DENVER           CO   80206          5            11/10/95
    00
    0380335985                           01           01/01/96
     0
    58432                                O            12/01/25
    0


    1471603          670/728             F          344,000.00
    ZZ
    ISOZAKI             DARYL    S       360        343,500.44
     1
    2007 POWER STREET                  7.625          2,434.82
    80
                                       7.375          2,434.82
 430,000.00
    HERMOSA BEACH    CA   90254          5            11/13/95
    00
    0380337395                           05           01/01/96
     0
    5292026                              O            12/01/25
    0


1


    1471604          670/728             F          357,500.00
    ZZ
    THOMAS              OWEN     M       360        355,661.11
     1
    3752 FOOTHILL ROAD                 7.625          2,530.37
    74
                                       7.375          2,530.37
 487,500.00
    SANTA BARBARA    CA   93105          1            09/22/95
    00
    0380338443                           05           11/01/95
     0
    30253837                             O            10/01/25
    0


    1471605          670/728             F          208,800.00
    ZZ
    MALSEED JR          ROBERT   E       360        208,189.69
     1
    52 TOWPATH ROAD                    7.625          1,477.88
    80
                                       7.375          1,477.88
 261,000.00
    DUNCANNON        PA   17020          5            09/29/95
    00
    0380338468                           05           11/01/95
     0
    30256470                             O            10/01/25
    0


    1471606          670/728             F          326,250.00
    ZZ
    MOORE               W        C       360        325,319.96
     1
    1780 AVENIDA DEL MUNDO             7.750          2,337.30
    75
    #902                               7.500          2,337.30
 435,000.00
    CORONADO         CA   92118          1            09/26/95
    00
    0380338559                           06           11/01/95
     0
    30359449                             O            10/01/25
    0


    1471607          670/728             F           92,000.00
    ZZ
    ANDERTON            DONALD   C       360         91,787.41
     1
    145 SOUTH 500 EAST                 8.500            707.41
    80
                                       8.250            707.41
 115,000.00
    KAYSVILLE        UT   84037          5            11/07/95
    00
    0380338583                           05           01/01/96
     0
    30383871                             O            12/01/25
    0


    1471608          670/728             F          345,000.00
    ZZ
    MCCOY               DOUGLAS  B       360        344,246.12
     1
    10748 SOUTH FULTON AVENUE          7.625          2,441.89
    80
                                       7.375          2,441.89
 432,000.00
    TULSA            OK   74137          1            10/17/95
    00
    0380338831                           09           12/01/95
     0
    30423791                             O            11/01/25
    0


    1471609          670/728             F          217,650.00
    ZZ
    GUSTAFSON           LUCINDA  M       360        217,364.28
     1
    2755 SIERRA VIEW AVENUE            8.125          1,616.05
    78
                                       7.875          1,616.05
 280,000.00
1


    TAHOE CITY       CA   96145          5            11/01/95
    00
    0380338872                           05           01/01/96
     0
    30439779                             O            12/01/25
    0


    1471610          670/728             F          223,000.00
    ZZ
    NASCA               DAVID    J       360        222,676.17
     1
    24429 ZERMATT LANE                 7.625          1,578.38
    80
                                       7.375          1,578.38
 280,000.00
    VALENCIA AREA    CA   91355          2            11/07/95
    00
    0380338898                           05           01/01/96
     0
    30447372                             O            12/01/25
    0


    1471611          670/728             F          355,000.00
    ZZ
    COPELAND            PAUL     C       360        354,497.26
     1
    810 LA SIERRA DRIVE                7.750          2,543.27
    79
                                       7.500          2,543.27
 450,000.00
    SACRAMENTO       CA   95864          5            11/21/95
    00
    0380337437                           05           01/01/96
     0
    30458820                             O            12/01/25
    0


    1471615          076/076             F          250,000.00
    ZZ
    VALENTINE           CAROLE   B       360        249,496.70
     1
    1311 PALOMA AVENUE                 8.000          1,834.41
    75
                                       7.750          1,834.41
 335,000.00
    BURLINGAME       CA   94010          5            11/21/95
    00
    4994072                              05           01/01/96
     0
    4994072                              O            12/01/25
    0


    1471629          299/728             F          266,300.00
    ZZ
    MCKAY               PETER    C       360        265,913.30
     1
    RD 4 BOX 6 C                       7.625          1,884.85
    74
                                       7.375          1,884.85
 360,000.00
    LIGONIER         PA   15658          2            11/14/95
    00
    0380334541                           05           01/01/96
     0
    299537                               O            12/01/25
    0


    1471631          076/076             F          237,000.00
    ZZ
    BARBOUR             GARY     C       360        236,828.46
     1
    523 7TH STREET NORTHEAST           7.625          1,677.48
    88
                                       7.375          1,677.48
 270,000.00
    WASHINGTON       DC   20002          2            12/05/95
    10
    4994632                              07           02/01/96
    25
    4994632                              O            01/01/26
    0
1




    1471633          299/728             F          262,000.00
    ZZ
    BRUNKHORST          STEPHEN  J       360        261,086.57
     1
    2607 JOYCERIDGE DR                 7.875          1,899.68
    77
                                       7.625          1,899.68
 342,000.00
    CHESTERFIELD     MO   63017          1            09/01/95
    00
    0380334830                           03           10/01/95
     0
    294378                               O            09/01/25
    0


    1471641          299/728             F          231,500.00
    ZZ
    MILLER              KEVIN    T       360        231,006.64
     1
    440 STATE STREET                   7.750          1,658.50
    80
                                       7.500          1,658.50
 289,591.00
    ROSWELL          GA   30075          1            10/27/95
    00
    0380334525                           05           12/01/95
     0
    630596                               O            11/01/25
    0


    1471643          299/728             F          216,000.00
    ZZ
    WATERS              FRANKLIN I       360        215,562.27
     1
    124 SUNNY POINT CIRCLE             8.000          1,584.94
    80
                                       7.750          1,584.94
 270,000.00
    LA GRANGE        GA   30240          4            10/27/95
    00
    0380334491                           05           12/01/95
     0
    299954                               O            11/01/25
    0


    1471644          076/076             F          235,200.00
    ZZ
    DARWIN              STEVEN   T       240        234,806.85
     1
    111 INMAN STREET                   8.125          1,985.65
    80
                                       7.875          1,985.65
 294,000.00
    CAMBRIDGE        MA   02139          1            12/14/95
    00
    4989122                              01           02/01/96
     0
    4989122                              O            01/01/16
    0


    1471646          299/728             F          250,000.00
    ZZ
    ANDERSON            MELANIE  M       360        249,339.16
     1
    752 ADKINSON LANE                  8.125          1,856.25
    80
                                       7.875          1,856.25
 313,000.00
    NASHVILLE        TN   37209          1            10/06/95
    00
    0380335159                           05           11/01/95
     0
    295790                               O            10/01/25
    0


    1471648          299/728             F          228,950.00
    ZZ
    CHLAPOWSKI          DAVID    J       360        228,530.95
     1
1


    11 KATHRYN DRIVE                   8.500          1,760.43
    95
                                       8.250          1,760.43
 241,000.00
    ASHLAND          MA   01721          1            10/23/95
    14
    0380334798                           05           12/01/95
    30
    630808                               O            11/01/25
    0


    1471649          076/076             F          255,650.00
    ZZ
    HUDSON              JOSEPH   S       360        254,893.85
     1
    404 OXFORD COURT                   7.750          1,831.51
    77
                                       7.500          1,831.51
 335,000.00
    SOUTHLAKE        TX   76092          2            11/01/95
    00
    4996582                              03           01/01/96
     0
    4996582                              O            12/01/25
    0


    1471652          299/728             F          341,000.00
    ZZ
    SWAMMY              ALAGUMALA        360        340,391.67
     1
    15570 KILMARNOCK DRIVE             8.625          2,652.26
    72
                                       8.375          2,652.26
 480,000.00
    FORT MYERS       FL   33912          2            10/26/95
    00
    0380334731                           03           12/01/95
     0
    632734                               O            11/01/25
    0


    1471658          299/728             F          224,000.00
    ZZ
    SKOGMO              RICHARD  B       360        223,546.09
     1
    2139 RIDGEBROOK DRIVE              8.000          1,643.63
    80
                                       7.750          1,643.63
 280,000.00
    WEST LINN        OR   97068          1            10/20/95
    00
    0380335191                           05           12/01/95
     0
    299617                               O            11/01/25
    0


    1471667          299/728             F          246,400.00
    ZZ
    FENDRICK            JEFFREY  S       360        245,847.67
     1
    763 MERRIMAC LANE                  7.500          1,722.86
    80
                                       7.250          1,722.86
 308,000.00
    EAST MARLBOROUG  PA   19348          1            10/11/95
    00
    0380335175                           03           12/01/95
     0
    298650                               O            11/01/25
    0


    1471668          299/728             F          232,000.00
    ZZ
    CABIBI              ADAM     J       360        231,321.89
     1
    4310 HAMMERSTONE COURT             7.625          1,642.09
    80
                                       7.375          1,642.09
 290,000.00
    NORCROSS         GA   30092          1            09/14/95
    00
    0380335142                           03           11/01/95
     0
1


    298792                               O            10/01/25
    0


    1471670          299/728             F          441,000.00
    ZZ
    LEEB                ROBERT   S       360        439,462.47
     1
    1050 SW ENGLEWOOD DRIVE            7.875          3,197.56
    53
                                       7.625          3,197.56
 835,000.00
    LAKE OSWEGO      OR   97034          2            08/30/95
    00
    0380335043                           05           10/01/95
     0
    291842                               O            09/01/25
    0


    1471672          299/728             F          216,495.00
    ZZ
    BODI                JOHN             360        216,088.48
     1
    7 CHICORY ROAD                     8.375          1,645.52
    85
                                       8.125          1,645.52
 255,000.00
    WESTFORD         MA   01886          1            10/30/95
    14
    0380334855                           03           12/01/95
    12
    291275                               O            11/01/25
    0


    1471673          076/076             F          528,000.00
    ZZ
    CHRISTIANSEN        JOHNI    H       360        527,289.08
     1
    10707 REGENCY FOREST DRIVE         8.000          3,874.28
    80
                                       7.750          3,874.28
 660,000.00
    VIENNA           VA   22181          1            11/28/95
    00
    4990572                              05           01/01/96
     0
    4990572                              O            12/01/25
    0


    1471676          299/728             F          275,000.00
    ZZ
    BURT-SCHOENBERG     DARCY    J       360        274,614.16
     1
    686 NW 170TH DRIVE                 7.875          1,993.94
    72
                                       7.625          1,993.94
 385,000.00
    BEAVERTON        OR   97006          1            11/15/95
    00
    0380335183                           03           01/01/96
     0
    633573                               O            12/01/25
    0


    1471677          076/076             F          307,200.00
    ZZ
    GOLFUS              GENE             360        306,764.96
     1
    415 SUMMIT ROAD                    7.750          2,200.82
    80
                                       7.500          2,200.82
 384,000.00
    WALNUT CREEK     CA   94598          1            11/02/95
    00
    4997752                              05           01/01/96
     0
    4997752                              O            12/01/25
    0


1


    1471678          299/728             F          287,200.00
    ZZ
    CRUZ                LOUIE    C       360        286,478.44
     1
    15346 W 72ND PLACE                 8.375          2,182.93
    80
                                       8.125          2,182.93
 360,000.00
    ARVADA           CO   80007          2            09/27/95
    00
    0380335076                           03           11/01/95
     0
    859110                               O            10/01/25
    0


    1471680          299/728             F          216,000.00
    ZZ
    PEHANICK            KENNETH  P       360        215,594.40
     1
    2022 JOHNSON ROAD                  8.375          1,641.76
    80
                                       8.125          1,641.76
 270,000.00
    GERMANTOWN       TN   38138          1            10/30/95
    00
    0380334699                           05           12/01/95
     0
    632207                               O            11/01/25
    0


    1471681          076/076             F          440,000.00
    ZZ
    FLOHR               LOUIS    M       360        439,422.41
     1
    5821 BRYANT ROAD                   8.125          3,266.99
    80
                                       7.875          3,266.99
 550,000.00
    SHINGLE SPRINGS  CA   95682          2            11/20/95
    00
    4993182                              03           01/01/96
     0
    4993182                              O            12/01/25
    0


    1471686          299/728             F          235,000.00
    ZZ
    PITT                CHRISTOPHS       360        234,658.74
     1
    242 WOODLAND ROAD                  7.625          1,663.32
    77
                                       7.375          1,663.32
 307,000.00
    MILTON           MA   02186          1            11/29/95
    00
    0380334673                           05           01/01/96
     0
    634907                               O            12/01/25
    0


    1471687          076/076             F          270,000.00
    ZZ
    DIROMUALDO          ANTHONY  P       360        269,823.37
     1
    169 CHURCH STREET                  8.125          2,004.75
    79
                                       7.875          2,004.75
 342,000.00
    CARLISLE         MA   01741          2            12/05/95
    00
    4990762                              05           02/01/96
     0
    4990762                              O            01/01/26
    0


    1471689          299/728             F          240,000.00
    ZZ
    LEIDY               DONALD   J       360        239,349.38
     1
    29 MOUNTAIN PINE DRIVE             8.000          1,761.04
    80
                                       7.750          1,761.04
 300,000.00
1


    LITTLETON        CO   80127          1            09/18/95
    00
    0380335266                           03           11/01/95
     0
    858990                               O            10/01/25
    0


    1471696          299/728             F          294,700.00
    ZZ
    COFFIELD JR         DAVID    R       360        293,838.64
     1
    2400 SARAH SPENCE                  7.625          2,085.87
    80
                                       7.375          2,085.87
 370,000.00
    WILLIAMSBURG     VA   23185          4            09/12/95
    00
    0380339169                           03           11/01/95
     0
    264291                               O            10/01/25
    0


    1471698          299/728             F          275,000.00
    ZZ
    KOZLOFF             NANCY    W       360        274,399.07
     1
    1183 READING BLVD                  7.625          1,946.44
    80
                                       7.375          1,946.44
 347,500.00
    WYOMISSING       PA   19610          1            10/31/95
    00
    0380335472                           05           12/01/95
     0
    633508                               O            11/01/25
    0


    1471701          299/728             F          287,920.00
    ZZ
    DODGE III           WILLIAM  C       360        287,232.65
     1
    2356 S SCENIC DRIVE                8.625          2,239.42
    80
                                       8.375          2,239.42
 359,900.00
    SALT LAKE CITY   UT   84109          1            09/13/95
    00
    0380334640                           05           11/01/95
     0
    293820                               O            10/01/25
    0


    1471703          731/728             F          277,000.00
    ZZ
    VAN SCHOICK         GEORGE   S       360        277,000.00
     1
    354 SIXTY-SECOND STREET            7.875          2,008.44
    77
                                       7.625          2,008.44
 360,000.00
    NEWPORT BEACH    CA   92663          2            01/02/96
    00
    0380331877                           03           03/01/96
     0
    411610820                            O            02/01/26
    0


    1471705          299/728             F          285,000.00
    ZZ
    BALZER              DOUGLAS  K       360        284,616.27
     1
    102 FOX GATE LANE                  8.000          2,091.23
    50
                                       7.750          2,091.23
 580,000.00
    RICHMOND         VA   23233          5            11/13/95
    00
    0380334483                           05           01/01/96
     0
    634217                               O            12/01/25
    0
1




    1471707          299/728             F          400,000.00
    ZZ
    WILSON JR           ROBERT   W       360        399,447.63
     1
    4139 NOBLEMAN POINT                7.875          2,900.28
    89
                                       7.625          2,900.28
 450,000.00
    DULUTH           GA   30136          1            11/17/95
    14
    0380338971                           03           01/01/96
    25
    299972                               O            12/01/25
    0


    1471712          299/728             F          230,000.00
    ZZ
    BAUGUS              JAMES    F       360        229,568.12
     1
    1324 WESTHAMPTON WOODS CT          8.375          1,748.17
    76
                                       8.125          1,748.17
 306,600.00
    CHESTERFIELD     MO   63005          1            10/18/95
    00
    0380331687                           03           12/01/95
     0
    287740                               O            11/01/25
    0


    1471716          069/728             F          372,000.00
    ZZ
    READY               TRENT    L       360        372,000.00
     1
    4033 VIA PICAPOSTE                 8.125          2,762.09
    80
                                       7.875          2,762.09
 465,000.00
    PALOS VERDES ES  CA   90274          1            12/22/95
    00
    0380330879                           05           03/01/96
     0
    2362074144                           O            02/01/26
    0


    1471720          299/728             F          310,000.00
    ZZ
    HOIDAL              CHARLES  R       360        309,371.82
     1
    300 BREEZEWOOD                     8.000          2,274.67
    71
                                       7.750          2,274.67
 442,000.00
    ELIZABETH CITY   NC   27909          4            10/12/95
    00
    0380335134                           05           12/01/95
     0
    288661                               O            11/01/25
    0


    1471723          299/728             F          220,800.00
    ZZ
    KISAN               MARIAN   M       360        220,352.58
     1
    8 ABERDEEN                         8.000          1,620.15
    80
                                       7.750          1,620.15
 276,000.00
    ST LOUIS         MO   63105          1            10/30/95
    00
    0380334293                           03           12/01/95
     0
    633282                               O            11/01/25
    0


    1471730          025/025             F          219,750.00
    ZZ
    LAVENDER JR         SIMMIE   R       360        219,602.55
     1
1


    4390 PARK CENTER DRIVE             8.000          1,612.45
    75
                                       7.750          1,612.45
 293,016.00
    ATLANTA          GA   30331          1            12/11/95
    00
    415729                               03           02/01/96
     0
    415729                               O            01/01/26
    0


    1471731          299/728             F          312,000.00
    ZZ
    TROTTER             JOHN     V       360        311,144.52
     1
    9224 ROYAL MOUNTAIN DRIVE          8.125          2,316.59
    80
                                       7.875          2,316.59
 390,000.00
    CHATTANOOGA      TN   37421          1            10/17/95
    00
    0380335068                           05           12/01/95
     0
    298890                               O            11/01/25
    0


    1471732          450/728             F          315,000.00
    ZZ
    HAJI                SHABUDIN         360        314,106.91
     1
    2403 HILL STREET                   8.000          2,311.36
    70
                                       7.750          2,311.36
 450,000.00
    SANTA MONICA     CA   90405          2            09/14/95
    00
    0380331935                           05           11/01/95
     0
    3958972                              O            10/01/25
    0


    1471735          299/728             F          213,500.00
    ZZ
    DAVIS               MICHAEL  L       360        213,128.79
     1
    370 DUTCH SHIP ROAD                8.750          1,679.61
    77
                                       8.500          1,679.61
 279,500.00
    PASADENA         MD   21122          4            10/12/95
    00
    0380335027                           02           12/01/95
     0
    288061                               O            11/01/25
    0


    1471737          299/728             F          254,000.00
    ZZ
    WALSAK              DENNIS   M       360        253,510.75
     1
    7007 ESCHOL COURT                  8.250          1,908.22
    86
                                       8.000          1,908.22
 296,000.00
    WILMINGTON       NC   28409          1            10/27/95
    14
    0380334632                           03           12/01/95
    25
    293272                               O            11/01/25
    0


    1471738          299/728             F          250,000.00
    ZZ
    DRISCOLL            JOHN     H       360        249,542.40
     1
    4 MAUREEN DRIVE                    8.500          1,922.29
    80
                                       8.250          1,922.29
 315,000.00
    BURLINGTON       MA   01803          1            10/26/95
    00
    0380334616                           05           12/01/95
     0
1


    633914                               O            11/01/25
    0


    1471741          299/728             F          315,900.00
    ZZ
    RICCIARDI           WALTER   G       360        315,525.64
     1
    SOUTH ROAD                         8.625          2,457.04
    90
                                       8.375          2,457.04
 351,000.00
    GAY HEAD         MA   02535          1            11/20/95
    14
    0380334590                           05           01/01/96
    25
    630821                               O            12/01/25
    0


    1471744          299/728             F          352,850.00
    ZZ
    KENNEDY             KEVIN    R       360        351,940.65
     1
    6706 SWEETBRIAR LANE               8.250          2,650.85
    74
                                       8.000          2,650.85
 480,000.00
    DARIEN           IL   60561          2            10/02/95
    00
    0380334814                           03           11/01/95
     0
    631009                               O            10/01/25
    0


    1471745          744/728             F          635,000.00
    ZZ
    GOLDSTEIN           GEORGE           360        635,000.00
     1
    1177 LINDA FLORA DRIVE             7.625          4,494.49
    65
                                       7.375          4,494.49
 980,000.00
    LOS ANGELES      CA   90049          2            01/11/96
    00
    0380326646                           05           03/01/96
     0
    76138                                O            02/01/26
    0


    1471746          299/728             F          316,000.00
    ZZ
    GUERNSEY            ROGER    S       360        315,574.52
     1
    113 SHELLBANK DRIVE                8.000          2,318.70
    80
                                       7.750          2,318.70
 395,000.00
    WILLIAMSBURG     VA   23185          2            11/14/95
    00
    0380334574                           05           01/01/96
     0
    280243                               O            12/01/25
    0


    1471747          670/728             F          237,500.00
    ZZ
    GREENE JR           COLLACE  C       360        237,328.10
     1
    4 JOCKEY HOLLOW RUN                7.625          1,681.01
    95
                                       7.375          1,681.01
 250,000.00
    SWEDESBORO       NJ   08085          1            12/21/95
    04
    0380336280                           05           02/01/96
    25
    30104297                             O            01/01/26
    0


1


    1471748          670/728             F          275,000.00
    ZZ
    ZINER               JEFFREY  A       360        274,580.20
     1
    12 VAN HISE DRIVE                  7.375          1,899.36
    80
    (MILLSTONE TWP)                    7.125          1,899.36
 344,000.00
    PERRINEVILLE     NJ   08535          2            11/06/95
    00
    0380336082                           05           01/01/96
     0
    0001379060                           O            12/01/25
    0


    1471749          670/670             F          294,000.00
    ZZ
    GRECO               KATHLEEN M       360        293,562.24
     1
    153 CLAFLIN STREET                 7.500          2,055.70
    80
                                       7.250          2,055.70
 367,500.00
    BELMONT          MA   02178          1            11/29/95
    00
    11394897                             05           01/01/96
     0
    11394897                             O            12/01/25
    0


    1471750          670/670             F          316,000.00
    ZZ
    CAMPBELL            CHARLES  S       360        315,541.12
     1
    534 W MONTECITO AVENUE             7.625          2,236.63
    80
                                       7.375          2,236.63
 395,000.00
    SIERRA MADRE     CA   91024          1            11/22/95
    00
    11402148                             05           01/01/96
     0
    11402148                             O            12/01/25
    0


    1471751          670/728             F          212,000.00
    ZZ
    BASCH               DUANE    C       360        211,699.77
     1
    215 SCOFIELD ROAD                  7.750          1,518.80
    80
                                       7.500          1,518.80
 266,000.00
    HONEOYE FALLS    NY   14472          2            11/20/95
    00
    0380337932                           05           01/01/96
     0
    11406313                             O            12/01/25
    0


    1471752          670/670             F          773,000.00
    ZZ
    COUNTRYMAN          CARL     C       360        772,396.98
     1
    81 MELANIE LANE                    7.250          5,273.23
    73
                                       7.000          5,273.23
1,073,000.00
    ATHERTON         CA   94027          1            12/07/95
    00
    12461661                             05           02/01/96
     0
    12461661                             O            01/01/26
    0


    1471758          299/728             F          650,000.00
    ZZ
    O'NEILL             WILLIAM  R       360        649,102.42
     1
    16731 GREENBRIAR ROAD              7.875          4,712.95
    50
                                       7.625          4,712.95
1,300,000.00
1


    LAKE OSWEGO      OR   97034          2            11/17/95
    00
    0380335456                           05           01/01/96
     0
    634606                               O            12/01/25
    0


    1471772          025/025             F          252,700.00
    ZZ
    GANDY               JAMES    C       360        252,534.70
     1
    1598 LOCKMEADE PLACE               8.125          1,876.29
    80
                                       7.875          1,876.29
 315,900.00
    OLDSMAR          FL   34677          1            12/22/95
    00
    444520                               03           02/01/96
     0
    444520                               O            01/01/26
    0


    1471774          403/403             F          255,000.00
    ZZ
    BOGARDUS            CRAIG    T       360        255,000.00
     1
    91 DAYTON ROAD                     7.875          1,848.93
    64
                                       7.625          1,848.93
 400,000.00
    REDDING          CT   06896          2            01/09/96
    00
    6423438                              05           03/01/96
     0
    6423438                              O            02/01/26
    0


    1471775          003/728             F          274,200.00
    ZZ
    WILLIAMS            ROBERT   L       360        274,020.63
     1
    433 WINGED FOOT DRIVE              8.125          2,035.93
    80
                                       7.875          2,035.93
 342,800.00
    MCDONOUGH        GA   30253          1            12/08/95
    00
    0380330077                           03           02/01/96
     0
    3529054                              O            01/01/26
    0


    1471782          936/728             F          241,000.00
    ZZ
    MAYER               CATHERINEA       360        241,000.00
     1
    3641 PEBBLE PLACE                  8.500          1,853.09
    88
                                       8.250          1,853.09
 276,000.00
    NEWBURY PARK     CA   91320          2            01/05/96
    01
    0380330556                           05           03/01/96
    25
    6006597                              O            02/01/26
    0


    1471784          936/728             F          217,500.00
    ZZ
    ALFARO              JOSE     M       360        217,500.00
     1
    2405 FRANCES AVENUE                8.500          1,672.39
    75
                                       8.250          1,672.39
 290,000.00
    LA CRESCENTA     CA   91214          2            01/02/96
    00
    0380330226                           05           03/01/96
     0
    6004634                              O            02/01/26
    0
1




    1471786          076/076             F          299,400.00
    ZZ
    COSTALES            ELAINE   R       360        298,818.75
     1
    21 LESLIE ROAD                     8.125          2,223.04
    78
                                       7.875          2,223.04
 386,000.00
    WINCHESTER       MA   01890          2            11/27/95
    00
    5028692                              05           01/01/96
     0
    5028692                              O            12/01/25
    0


    1471792          E45/728             F          105,000.00
    T
    CHRISTENSEN         LOUIS    D       360        105,000.00
     1
    14156 FALDO CT                     8.500            807.36
    68
                                       8.250            807.36
 155,000.00
    HUDSON           FL   34667          1            01/22/96
    00
    0380330788                           05           03/01/96
     0
    UNKNOWN                              O            02/01/26
    0


    1471821          076/076             F          594,000.00
    ZZ
    GARCIA JR           ONELIO           360        593,115.58
     1
    8291 LA RAMPA STREET               7.500          4,153.33
    50
                                       7.250          4,153.33
1,200,000.00
    CORAL GABLES     FL   33143          2            11/20/95
    00
    5033012                              03           01/01/96
     0
    5033012                              O            12/01/25
    0


    1471822          076/076             F          246,000.00
    ZZ
    MARCUS              PHILIP   A       360        245,642.76
     1
    6530 WASHBURN CT                   7.625          1,741.18
    80
                                       7.375          1,741.18
 307,500.00
    MCLEAN           VA   22101          1            11/30/95
    00
    5020682                              05           01/01/96
     0
    5020682                              O            12/01/25
    0


    1471824          076/076             F          564,300.00
    ZZ
    DEAL JR             ROBERT   J       360        563,901.72
     1
    1804 WATERVALE WAY                 7.750          4,042.72
    80
                                       7.500          4,042.72
 705,497.00
    VIENNA           VA   22182          1            12/06/95
    00
    502712                               05           02/01/96
     0
    502712                               O            01/01/26
    0


    1471828          076/076             F          253,500.00
    ZZ
    TRAGER              JOSH             360        253,158.67
     1
1


    1 GREAT HILL ROAD                  8.000          1,860.10
    75
                                       7.750          1,860.10
 340,000.00
    DARIEN           CT   06820          1            12/01/95
    00
    5027842                              05           01/01/96
     0
    5027842                              O            12/01/25
    0


    1471830          076/076             F          481,500.00
    ZZ
    BORMAN-ALLEN        JAMI     L       360        480,929.40
     1
    295 ROSELAND AVENUE                8.625          3,745.06
    90
                                       8.375          3,745.06
 535,000.00
    ESSEX FELLS      NJ   07021          1            11/22/95
    12
    5020782                              05           01/01/96
    25
    5020782                              O            12/01/25
    0


    1471831          076/076             F          593,280.00
    ZZ
    EDWARDS             DAVID    W       360        592,481.19
     1
    5900 CROWNOVER COURT               8.000          4,353.28
    80
                                       7.750          4,353.28
 741,600.00
    PLANO            TX   75093          1            11/29/95
    00
    5020402                              05           01/01/96
     0
    5020402                              O            12/01/25
    0


    1471833          450/728             F          756,000.00
    ZZ
    DEMANES             D        J       360        756,000.00
     1
    1035 BROMFIELD ROAD                8.250          5,679.58
    70
                                       8.000          5,679.58
1,080,000.00
    HILLSBOROUGH     CA   94010          2            12/26/95
    00
    0380331224                           05           03/01/96
     0
    3961927                              O            02/01/26
    0


    1471841          076/076             F          320,000.00
    ZZ
    BOWERS              TIMOTHY  M       360        319,558.10
     1
    1245 HILLCREST DRIVE               7.875          2,320.22
    71
                                       7.625          2,320.22
 455,000.00
    SAN JOSE         CA   95120          5            11/14/95
    00
    4978332                              05           01/01/96
     0
    4978332                              O            12/01/25
    0


    1471844          076/076             F          650,000.00
    ZZ
    DOWNING             ROBERT   E       360        648,779.49
     1
    4026 SOUTH YORKTOWN PLACE          8.375          4,940.47
    73
                                       8.125          4,940.47
 900,000.00
    TULSA            OK   74114          2            10/30/95
    00
    4976162                              03           12/01/95
     0
1


    4976162                              O            11/01/25
    0


    1471851          076/076             F          240,000.00
    ZZ
    BERG                JOHN     C       360        239,838.97
     1
    480 TIMBERLANE DR SO               8.000          1,761.03
    80
                                       7.750          1,761.03
 300,000.00
    BAXTER           MN   56401          2            12/01/95
    00
    4972412                              05           02/01/96
     0
    4972412                              O            01/01/26
    0


    1471853          076/076             F          284,000.00
    ZZ
    HUNT                RICHARD          360        283,424.50
     1
    11 EL CERRITO AVENUE               8.000          2,083.89
    80
                                       7.750          2,083.89
 355,000.00
    SAN RAFAEL       CA   94901          2            10/19/95
    00
    4984692                              05           12/01/95
     0
    4984692                              O            11/01/25
    0


    1471854          076/076             F          432,000.00
    ZZ
    MEYERCORD           ANDREW   N       360        431,724.52
     1
    5722 FARQUHAR LANE                 8.250          3,245.48
    80
                                       8.000          3,245.48
 540,000.00
    DALLAS           TX   75209          2            12/01/95
    00
    4983092                              05           02/01/96
     0
    4983092                              O            01/01/26
    0


    1471856          076/076             F          280,000.00
    ZZ
    GIBSON JR           JOHN     C       360        279,623.00
     1
    201 GREGORY DRIVE                  8.000          2,054.54
    66
                                       7.750          2,054.54
 430,000.00
    HOT SPRINGS      AR   71913          2            11/10/95
    00
    4988232                              05           01/01/96
     0
    4988232                              O            12/01/25
    0


    1471857          076/076             F          246,500.00
    ZZ
    MALICO              ROBERT   C       360        246,142.03
     1
    9200 ALYSSUM WAY                   7.625          1,744.72
    95
                                       7.375          1,744.72
 259,888.00
    ANNANDALE        VA   22003          1            11/20/95
    12
    4988202                              05           01/01/96
    30
    4988202                              O            12/01/25
    0


1


    1471858          076/076             F          297,600.00
    ZZ
    BYERLEY             TIM              360        297,189.04
     1
    82 CHAMPIONS BLVD                  7.875          2,157.81
    78
                                       7.625          2,157.81
 385,000.00
    ROGERS           AR   72758          2            11/06/95
    00
    4986512                              05           01/01/96
     0
    4986512                              O            12/01/25
    0


    1471861          076/076             F          232,000.00
    ZZ
    FOSTER              AMY      E       360        231,671.45
     1
    4555 SEQUOYAH ROAD                 7.750          1,662.08
    80
                                       7.500          1,662.08
 290,000.00
    OAKLAND          CA   94605          1            11/13/95
    00
    4978622                              05           01/01/96
     0
    4978622                              O            12/01/25
    0


    1471862          163/728             F          230,000.00
    ZZ
    VANCE               WILLIAM  A       360        229,841.72
     1
    1258 WEST MEADOWLARK LANE          7.875          1,667.66
    69
                                       7.625          1,667.66
 335,000.00
    CORRALES         NM   87048          5            12/11/95
    00
    0380327255                           05           02/01/96
     0
    372030599                            O            01/01/26
    0


    1471863          450/728             F          364,000.00
    ZZ
    THOMAS              RICHARD  F       360        364,000.00
     1
    1407 BONNIE BRAE STREET            7.750          2,607.74
    80
                                       7.500          2,607.74
 455,000.00
    HERMOSA BEACH    CA   90254          1            01/03/96
    00
    0380331000                           05           03/01/96
     0
    3963071                              O            02/01/26
    0


    1471865          076/076             F          342,000.00
    ZZ
    PARKER              DAVID    R       360        341,341.25
     1
    7830 DOUGAN DRIVE                  8.250          2,569.33
    90
                                       8.000          2,569.33
 380,000.00
    LINCOLN          NE   68516          2            10/26/95
    12
    4994962                              03           12/01/95
    25
    4994962                              O            11/01/25
    0


    1471871          076/076             F          275,000.00
    ZZ
    SZYMANSKI           FRANK    T       360        274,639.00
     1
    9117 OAK CHASE COURT               8.125          2,041.87
    66
                                       7.875          2,041.87
 420,000.00
1


    FAIRFAX STATION  VA   22039          2            11/13/95
    00
    4973782                              03           01/01/96
     0
    4973782                              O            12/01/25
    0


    1471876          076/076             F          327,200.00
    ZZ
    BERRY               WILLIAM  E       360        326,520.01
     1
    2214 POTOMAC DRIVE #3              7.875          2,372.43
    80
                                       7.625          2,372.43
 409,000.00
    HOUSTON          TX   77057          1            10/26/95
    00
    4986992                              03           12/01/95
     0
    4986992                              O            11/01/25
    0


    1471877          668/728             F          550,000.00
    ZZ
    KUMAGAI             NAOTAKA          360        549,649.28
     1
    402 ST FRANCIS BOULEVARD           8.250          4,131.97
    47
                                       8.000          4,131.97
1,185,000.00
    SAN FRANCISCO    CA   94127          2            12/26/95
    00
    0380338930                           03           02/01/96
     0
    6246177                              O            01/01/26
    0


    1471879          668/728             F          220,000.00
    ZZ
    COFFEE              HATTIE   B       360        219,848.59
     1
    18141 VIA SERENA                   7.875          1,595.16
    79
                                       7.625          1,595.16
 280,000.00
    SONORA           CA   95370          1            12/11/95
    00
    0380330937                           05           02/01/96
     0
    6233928                              O            01/01/26
    0


    1471894          E19/728             F          500,000.00
    ZZ
    WALKUP              YVONNE   A       360        500,000.00
     1
    445 BUENA VISTA STREET             7.750          3,582.06
    80
                                       7.500          3,582.06
 625,000.00
    SAN MARINO       CA   91108          2            01/25/96
    00
    0380335464                           05           03/01/96
     0
    4681                                 O            02/01/26
    0


    1471907          375/728             F          650,000.00
    ZZ
    WOLFE               EDWARD   R       360        648,682.85
     1
    1660 BROADMOOR DRIVE EAST          8.000          4,769.47
    66
                                       7.750          4,769.47
 991,228.00
    SEATTLE          WA   98112          1            10/12/95
    00
    0380332040                           03           12/01/95
     0
    388363                               O            11/01/25
    0
1




    1471935          668/728             F          245,000.00
    ZZ
    CHEMOUNI            SAUVEUR  A       360        244,831.38
     1
    27 HOMESTEAD STREET                7.875          1,776.43
    70
                                       7.625          1,776.43
 350,000.00
    SAN FRANCISCO    CA   94114          2            12/26/95
    00
    0380340852                           05           02/01/96
     0
    6252316                              O            01/01/26
    0


    1471944          668/728             F          264,000.00
    ZZ
    EWRY                SCOTT    E       360        264,000.00
     1
    1 VILLA COURT                      7.750          1,891.33
    63
                                       7.500          1,891.33
 420,000.00
    KENTFIELD        CA   94914          2            12/28/95
    00
    0380339631                           05           03/01/96
     0
    6234876                              O            02/01/26
    0


    1471961          A13/728             F          252,000.00
    ZZ
    ELLIOTT             DONALD   B       360        251,830.91
     1
    39740 DUNROVIN DR                  8.000          1,849.09
    89
                                       7.750          1,849.09
 286,000.00
    NORTHVILLE       MI   48167          2            12/28/95
    01
    0380329962                           05           02/01/96
    25
    NA                                   O            01/01/26
    0


    1472030          668/728             F          220,800.00
    ZZ
    FRATES              EMIL     F       360        220,800.00
     1
    15845 LA PORTE COURT               8.000          1,620.16
    80
                                       7.750          1,620.16
 276,000.00
    MORGAN HILL      CA   95037          2            01/02/96
    00
    0380339615                           05           03/01/96
     0
    6254429                              O            02/01/26
    0


    1472032          668/728             F          146,250.00
    ZZ
    DUKE                RAY      D       360        146,156.74
     1
    7342 DOVER LANE                    8.250          1,098.73
    75
                                       8.000          1,098.73
 195,000.00
    DUBLIN           CA   94568          2            12/28/95
    00
    0380339607                           05           02/01/96
     0
    6252084                              O            01/01/26
    0


    1472036          232/232             F          225,000.00
    ZZ
    DAILEY              WILLIAM          360        224,863.69
     1
1


    257 VIRGINIA AVENUE                8.500          1,730.06
    75
                                       8.250          1,730.06
 300,000.00
    FORT LEE         NJ   07024          5            12/13/95
    00
    10865386                             05           02/01/96
     0
    10865386                             O            01/01/26
    0


    1472046          201/728             F          241,600.00
    ZZ
    HARRIS              AMIE     J       360        241,445.93
     1
    LONGHILL ROAD                      8.250          1,815.07
    80
                                       8.000          1,815.07
 302,000.00
    HARDING          NJ   07976          1            12/28/95
    00
    0380329202                           05           02/01/96
     0
    1200847182                           O            01/01/26
    0


    1472048          201/728             F          255,000.00
    ZZ
    HUGHES III          MARQ     M       360        254,824.51
     1
    8040 ROLLING ACRES TRAIL           7.875          1,848.93
    79
                                       7.625          1,848.93
 325,028.00
    FAIR OAKS RANCH  TX   78015          1            12/29/95
    00
    0380339706                           03           02/01/96
     0
    6800867290                           O            01/01/26
    0


    1472062          405/405             F           83,000.00
    ZZ
    NICHOLS             SCOTT    J       360         82,551.55
     1
    7 PASEO LADERA WAY                 8.250            623.56
    26
                                       8.000            623.56
 330,000.00
    PISMO BEACH      CA   93449          2            08/22/95
    00
    3733862                              05           10/01/95
     0
    3733862                              O            09/01/25
    0


    1472063          405/405             F          420,000.00
    ZZ
    TADAYON             SHAHRAM  A       360        419,434.48
     1
    704 SOUTH WESTGATE AVENUE          8.000          3,081.82
    61
                                       7.750          3,081.82
 690,000.00
    LOS ANGELES      CA   90049          2            11/02/95
    00
    3760881                              05           01/01/96
     0
    3760881                              O            12/01/25
    0


    1472064          405/405             F          375,000.00
    ZZ
    WINER               DENNIS   R       360        374,735.32
     1
    3444 DANIELLA COURT                7.750          2,686.55
    66
                                       7.500          2,686.55
 575,000.00
    CALABASAS        CA   91302          1            12/01/95
    00
    3766961                              03           02/01/96
     0
1


    3766961                              O            01/01/26
    0


    1472065          405/405             F          325,000.00
    ZZ
    RAVITZ              KENNETH          360        324,562.40
     1
    7039 DUME DRIVE                    8.000          2,384.74
    62
                                       7.750          2,384.74
 525,000.00
    MALIBU           CA   90265          1            11/01/95
    00
    3772167                              05           01/01/96
     0
    3772167                              O            12/01/25
    0


    1472066          405/405             F          634,200.00
    ZZ
    POON                DOMINIC  K       360        632,914.85
     1
    865 5TH STREET                     8.000          4,653.54
    70
                                       7.750          4,653.54
 906,000.00
    MANHATTAN BEACH  CA   90266          1            10/18/95
    00
    3772282                              05           12/01/95
     0
    3772282                              O            11/01/25
    0


    1472067          405/405             F          550,000.00
    ZZ
    GERNS               RUSSELL  C       360        548,856.99
     1
    1580 CHASTAIN PARKWAY              7.875          3,987.89
    58
                                       7.625          3,987.89
 950,000.00
    LOS ANGELES      CA   90272          2            10/23/95
    00
    3777067                              03           12/01/95
     0
    3777067                              O            11/01/25
    0


    1472068          405/405             F          260,000.00
    ZZ
    LIAO                KWANG    T       360        259,473.13
     1
    6614 VERDE RIDGE ROAD              8.000          1,907.79
    55
                                       7.750          1,907.79
 475,000.00
    RANCHO PALOS VE  CA   90275          1            10/03/95
    00
    3778321                              05           12/01/95
     0
    3778321                              O            11/01/25
    0


    1472069          405/405             F          250,000.00
    ZZ
    RADPARVAR           DAVID            360        249,663.38
     1
    16948 ENCINO HILLS DRIVE           8.000          1,834.42
    54
    (ENCINO AREA)                      7.750          1,834.42
 465,000.00
    LOS ANGELES      CA   91436          1            11/09/95
    00
    3778347                              05           01/01/96
     0
    3778347                              O            12/01/25
    0


1


    1472070          405/405             F          400,000.00
    ZZ
    YARAK, JR           ROBERT   S       360        399,488.11
     1
    30216 SOUTH MATISSE DRIVE          8.250          3,005.07
    56
                                       8.000          3,005.07
 720,000.00
    RANCHO PALOS VE  CA   90274          2            11/06/95
    00
    3792876                              05           01/01/96
     0
    3792876                              O            12/01/25
    0


    1472071          405/405             F          476,000.00
    ZZ
    WOLF                LAWRENCE M       360        475,342.67
     1
    1143 LONGFELLOW AVENUE             7.875          3,451.34
    47
                                       7.625          3,451.34
1,025,000.00
    MANHATTAN BEACH  CA   90266          2            11/09/95
    00
    3797164                              05           01/01/96
     0
    3797164                              O            12/01/25
    0


    1472072          405/405             F          248,000.00
    ZZ
    CHOI                HI       S       360        247,657.52
     1
    25580 WEST COURT                   7.875          1,798.18
    75
                                       7.625          1,798.18
 331,000.00
    HAYWARD          CA   94541          1            11/01/95
    00
    3798113                              03           01/01/96
     0
    3798113                              O            12/01/25
    0


    1472073          405/405             F          475,000.00
    ZZ
    FALAMAKI            MOHSEN           360        474,085.06
     1
    344 NORTH BUNDY DRIVE              8.250          3,568.52
    70
                                       8.000          3,568.52
 680,000.00
    LOS ANGELES      CA   90049          1            10/25/95
    00
    3798600                              05           12/01/95
     0
    3798600                              O            11/01/25
    0


    1472074          405/405             F          175,000.00
    ZZ
    PERSOFF             KATHLENE V       360        174,758.33
     1
    4208 KLUMP AVENUE                  7.875          1,268.88
    73
                                       7.625          1,268.88
 240,000.00
    LOS ANGELES      CA   91602          1            11/02/95
    00
    3799285                              05           01/01/96
     0
    3799285                              O            12/01/25
    0


    1472075          405/405             F           81,000.00
    T
    PAGNINI             ANTHONY  K       360         80,831.66
     1
    47 BONNIE DRIVE                    7.875            587.31
    67
                                       7.625            587.31
 121,500.00
1


    PARKER           AZ   85344          1            10/27/95
    00
    3800513                              03           12/01/95
     0
    3800513                              O            11/01/25
    0


    1472076          405/405             F          177,500.00
    ZZ
    ROSS                FREDERICKH       360        177,260.99
     1
    6833 CASTLE PEAK ROAD              8.000          1,302.44
    59
    (WEST HILLS AREA)                  7.750          1,302.44
 302,000.00
    LOS ANGELES      CA   91307          1            11/01/95
    00
    3801073                              03           01/01/96
     0
    3801073                              O            12/01/25
    0


    1472077          405/405             F          297,500.00
    ZZ
    BENDHEIM            PETER    W       360        294,887.88
     1
    2313 FAIRHILL DRIVE                8.125          2,208.93
    60
                                       7.875          2,208.93
 500,000.00
    NEWPORT BEACH    CA   92660          2            11/02/95
    00
    3801578                              05           01/01/96
     0
    3801578                              O            12/01/25
    0


    1472078          405/405             F          280,000.00
    ZZ
    KO                  DING     T       360        279,641.67
     1
    21069 TOMLEE AVENUE                8.250          2,103.55
    70
                                       8.000          2,103.55
 400,000.00
    TORRANCE         CA   90503          2            11/06/95
    00
    3802022                              03           01/01/96
     0
    3802022                              O            12/01/25
    0


    1472079          405/405             F          144,000.00
    ZZ
    YADEGARIAN          CARLOS           360        143,815.71
     1
    3110 KINGRIDGE WAY                 8.250          1,081.83
    40
                                       8.000          1,081.83
 364,000.00
    GLENDALE         CA   91206          2            11/07/95
    00
    3802238                              05           01/01/96
     0
    3802238                              O            12/01/25
    0


    1472080          405/405             F          227,500.00
    ZZ
    WOLIN               JUDITH   S       360        227,185.83
     1
    1165 WELLESLEY AVENUE #302         7.875          1,649.54
    70
                                       7.625          1,649.54
 325,000.00
    LOS ANGELES      CA   90049          1            11/22/95
    00
    3815602                              08           01/01/96
     0
    3815602                              O            12/01/25
    0
1




    1472081          405/405             F           89,000.00
    ZZ
    ROTHMAN             MARSHALL         360         88,870.75
     1
    12355 CHANDLER BOULEVARD #205      7.625            629.94
    72
                                       7.375            629.94
 125,000.00
    LOS ANGELES      CA   91607          2            11/24/95
    00
    3815644                              01           01/01/96
     0
    3815644                              O            12/01/25
    0


    1472107          696/728             F          251,600.00
    ZZ
    MATTHEWS            KEITH    A       360        251,600.00
     1
    3829 WINDOM PLACE N.W.             8.125          1,868.12
    80
                                       7.875          1,868.12
 314,500.00
    WASHINGTON       DC   20016          1            01/15/96
    00
    0380325713                           05           03/01/96
     0
    3113838                              O            02/01/26
    0


    1472109          647/647             F          270,000.00
    ZZ
    JONES               RUSSELL  G       360        270,000.00
     1
    18101 WELLBROOK CIRCLE             7.750          1,934.31
    75
                                       7.500          1,934.31
 364,000.00
    HUNTINGTON BEAC  CA   92647          2            01/19/96
    00
    194028988                            05           03/01/96
     0
    194028988                            O            02/01/26
    0


    1472114          025/025             F          270,000.00
    ZZ
    DRAKE               ANTHONY  K       360        269,814.19
     1
    WELBRANCH CIRCLE                   7.875          1,957.69
    72
                                       7.625          1,957.69
 375,000.00
    WATKINSVILLE     GA   30677          4            12/06/95
    00
    759260                               05           02/01/96
     0
    759260                               O            01/01/26
    0


    1472119          736/728             F          318,750.00
    ZZ
    LAWRENCE            JOSEPH   F       360        318,750.00
     1
    36 VAILWOOD COURT                  7.875          2,311.16
    75
                                       7.625          2,311.16
 425,000.00
    DANVILLE         CA   94526          1            01/11/96
    00
    0380328311                           03           03/01/96
     0
    460218                               O            02/01/26
    0


    1472122          731/728             F          253,500.00
    ZZ
    BABAZADEH           MAJID            360        253,500.00
     1
1


    26882 ANADALE DRIVE                8.000          1,860.09
    73
                                       7.750          1,860.09
 350,000.00
    LAGUNA HILLS     CA   92653          2            01/12/96
    00
    0380332008                           03           03/01/96
     0
    411510383                            O            02/01/26
    0


    1472128          171/728             F          167,000.00
    ZZ
    PISHNAMAZ           SEYED            360        167,000.00
     1
    2472 HIGHLAND ROAD                 7.875          1,210.87
    59
                                       7.625          1,210.87
 287,000.00
    UPLAND           CA   91784          1            01/12/96
    00
    0380328717                           05           03/01/96
     0
    51086373                             O            02/01/26
    0


    1472142          946/728             F          324,000.00
    ZZ
    KADER               ABBA     A       360        324,000.00
     1
    28582 MURRELET DRIVE               7.625          2,293.25
    79
                                       7.375          2,293.25
 415,000.00
    LAGUNA NIGUEL    CA   92677          1            01/18/96
    00
    0380327933                           03           03/01/96
     0
    371439                               O            02/01/26
    0


    1472156          171/728             F          268,400.00
    BB
    UNGER               TIMOTHY  L       360        268,215.29
     1
    86 PLAZA DEL LAS FLORES            7.875          1,946.09
    95
                                       7.625          1,946.09
 282,549.00
    SAN JUAN CAPIST  CA   92675          1            12/12/95
    21
    0380329145                           01           02/01/96
    30
    0476950                              O            01/01/26
    0


    1472158          470/728             F          401,250.00
    ZZ
    BERDOFE             TAMARA           360        401,250.00
     1
    499 CAMINO PINONES                 8.625          3,120.89
    75
                                       8.375          3,120.89
 535,000.00
    SANTA FE         NM   87501          5            01/06/96
    00
    0380331141                           05           03/01/96
     0
    51007574                             O            02/01/26
    0


    1472159          564/728             F          236,000.00
    ZZ
    HILL                RICHARD  T       360        235,837.58
     1
    60 AUTUMN LANE                     7.875          1,711.17
    71
                                       7.625          1,711.17
 335,000.00
    RENO             NV   89511          2            12/21/95
    00
    0380329277                           03           02/01/96
     0
1


    5000128495                           O            01/01/26
    0


    1472193          E22/728             F          105,000.00
    ZZ
    GRAYS               GLENN    A       360        105,000.00
     1
    169 BERGWALL WAY                   7.750            752.23
    70
                                       7.500            752.23
 150,000.00
    VALLEJO          CA   94591          2            01/05/96
    00
    0410053458                           05           03/01/96
     0
    0410053458                           O            02/01/26
    0


    1472250          076/076             F          611,000.00
    ZZ
    DEBRUIN             DAVID    W       360        610,579.51
     1
    4312 LELAND STREET                 7.875          4,430.18
    72
                                       7.625          4,430.18
 850,000.00
    CHEVY CHASE      MD   20815          2            12/19/95
    00
    5067102                              05           02/01/96
     0
    5067102                              O            01/01/26
    0


    1472253          076/076             F          310,000.00
    ZZ
    MORENO              FRANK    E       360        309,792.00
     1
    2160 INVERNESS COURT               8.000          2,274.67
    78
                                       7.750          2,274.67
 400,000.00
    PLEASANTON       CA   94588          2            12/06/95
    00
    5067952                              03           02/01/96
     0
    5067952                              O            01/01/26
    0


    1472255          025/025             F          423,000.00
    ZZ
    RICHMOND            DAVID    H       360        422,708.89
     1
    1827 FARMINGTON DRIVE              7.875          3,067.05
    74
                                       7.625          3,067.05
 575,000.00
    FRANKLIN         TN   37069          5            12/22/95
    00
    264381                               05           02/01/96
     0
    264381                               O            01/01/26
    0


    1472258          076/076             F          287,800.00
    ZZ
    GILBERT             PHILIP   M       360        287,392.28
     1
    2639 FENWOOD ROAD                  7.750          2,061.83
    77
                                       7.500          2,061.83
 375,000.00
    HOUSTON          TX   77005          2            12/01/95
    00
    5068352                              05           01/01/96
     0
    5068352                              O            12/01/25
    0


1


    1472261          076/076             F          260,000.00
    ZZ
    CHIMSKY             ROBERT   K       360        259,829.93
     1
    8008 144TH AVENUE SE               8.125          1,930.49
    80
                                       7.875          1,930.49
 325,000.00
    NEWCASTLE        WA   98059          1            12/01/95
    00
    5068532                              03           02/01/96
     0
    5068532                              O            01/01/26
    0


    1472265          076/076             F          282,000.00
    ZZ
    CHEN                MING-TAU         360        281,600.65
     1
    1111 BARTLET CREEK COURT           7.750          2,020.28
    75
                                       7.500          2,020.28
 377,300.00
    SAN JOSE         CA   95120          1            11/02/95
    00
    5121122                              05           01/01/96
     0
    5121122                              O            12/01/25
    0


    1472269          076/076             F          500,000.00
    ZZ
    ZEIGLER             LUTHER           360        499,236.74
     1
    5109 NORTHWEST 39TH STREET         7.375          3,453.38
    79
                                       7.125          3,453.38
 635,000.00
    WASHINGTON       DC   20016          2            11/10/95
    00
    5130792                              05           01/01/96
     0
    5130792                              O            12/01/25
    0


    1472271          076/076             F          346,500.00
    ZZ
    MUELLER             BRENT    W       360        346,267.51
     1
    22420 WAGON WHEEL TRAIL            8.000          2,542.49
    90
                                       7.750          2,542.49
 385,000.00
    LAKEVILLE        MN   55044          1            12/14/95
    04
    5131322                              05           02/01/96
    25
    5131322                              O            01/01/26
    0


    1472289          076/076             F          339,400.00
    ZZ
    FORD                WALLACE  O       360        338,777.60
     1
    5814 WESTCHESTER STREET            8.000          2,490.40
    90
                                       7.750          2,490.40
 377,166.00
    ALEXANDRIA       VA   22310          1            11/16/95
    12
    5131332                              05           01/01/96
    25
    5131332                              O            12/01/25
    0


    1472291          076/076             F          275,000.00
    ZZ
    ROGERS              WILLIAM  A       360        274,800.97
     1
    16808 LEROY AVENUE                 7.625          1,946.43
    62
                                       7.375          1,946.43
 450,000.00
1


    LOS GATOS        CA   95032          5            12/04/95
    00
    5131512                              05           02/01/96
     0
    5131512                              O            01/01/26
    0


    1472292          076/076             F          282,000.00
    ZZ
    HOBERMAN            MORRIS           360        281,657.11
     1
    417 YALE AVENUE                    8.500          2,168.34
    75
                                       8.250          2,168.34
 376,000.00
    WOODMERE         NY   11598          5            11/29/95
    00
    5136062                              05           01/01/96
     0
    5136062                              O            12/01/25
    0


    1472293          076/076             F          354,400.00
    ZZ
    MORRIS              JOHN     P       360        354,168.17
     1
    5216 WEST MERCER WAY               8.125          2,631.41
    80
                                       7.875          2,631.41
 443,000.00
    MERCER ISLAND    WA   98040          2            12/07/95
    00
    5199412                              05           02/01/96
     0
    5199412                              O            01/01/26
    0


    1472303          367/367             F          339,550.12
    ZZ
    SHAH                JITENDRA J       336        339,550.12
     1
    3015 OREON KNOLLS DRIVE NW         7.750          2,477.82
    65
                                       7.500          2,477.82
 530,000.00
    WASHINGTON       DC   20015          2            01/19/96
    00
    75254502                             05           03/01/96
     0
    75254502                             O            02/01/24
    0


    1472306          367/367             F          210,875.03
    ZZ
    MITCHELL            JAMES    A       342        210,701.59
     1
    122 GRETNA GREEN COURT             7.625          1,513.38
    86
                                       7.375          1,513.38
 246,000.00
    ALEXANDRIA       VA   22304          2            01/16/96
    10
    751168282                            01           02/01/96
    17
    751168282                            O            07/01/24
    0


    1472309          439/728             F          287,000.00
    ZZ
    KARL                ROBERT   L       360        286,601.66
     1
    144 GROVER LN                      7.850          2,075.98
    77
                                       7.600          2,075.98
 375,000.00
    WALNUT CREEK     CA   94596          2            11/17/95
    00
    0380326612                           05           01/01/96
     0
    1815608                              O            12/01/25
    0
1




    1472310          439/728             F          239,600.00
    ZZ
    ELISCHER            PAUL     V       360        239,600.00
     1
    774 SIERRA STREET                  7.550          1,683.53
    80
                                       7.300          1,683.53
 299,500.00
    MOSS BEACH       CA   94038          1            01/11/96
    00
    0380326729                           05           03/01/96
     0
    1829441                              O            02/01/26
    0


    1472311          439/728             F          267,000.00
    ZZ
    VINALL              NANCY    A       360        267,000.00
     1
    12169 COUNTRY SQUIRE COURT         7.750          1,912.83
    58
                                       7.500          1,912.83
 465,000.00
    SARATOGA         CA   95070          5            01/09/96
    00
    0380326745                           05           03/01/96
     0
    1829972                              O            02/01/26
    0


    1472312          439/728             F          254,400.00
    ZZ
    TERADA              RANDAL   M       360        254,400.00
     1
    4346 DEERPARK COURT                7.450          1,770.10
    80
                                       7.200          1,770.10
 318,000.00
    WESTLAKE VILLAG  CA   91361          1            01/10/96
    00
    0380326778                           05           03/01/96
     0
    1832681                              O            02/01/26
    0


    1472313          439/728             F          410,000.00
    ZZ
    LEISHER             STEVEN   C       360        410,000.00
     1
    7211 OBELISCO CIRCLE               7.875          2,972.78
    71
                                       7.625          2,972.78
 580,000.00
    CARLSBAD         CA   92009          2            01/09/96
    00
    0380326786                           05           03/01/96
     0
    1834011                              O            02/01/26
    0


    1472316          439/728             F          366,000.00
    ZZ
    PERLSTEIN           DAREN    C       360        366,000.00
     1
    4621 CROWN AVENUE                  7.850          2,647.41
    80
                                       7.600          2,647.41
 457,500.00
    LA CANADA-FLINT  CA   91011          1            01/12/96
    00
    0380330598                           05           03/01/96
     0
    1830793                              O            02/01/26
    0


    1472317          439/728             F          389,400.00
    ZZ
    BREDT               ROBERT           360        389,400.00
     1
1


    6055 RAYMOND COURT                 7.950          2,843.72
    80
                                       7.700          2,843.72
 486,750.00
    STOCKTON         CA   95212          1            01/08/96
    00
    0380330614                           05           03/01/96
     0
    1831859                              O            02/01/26
    0


    1472319          439/728             F          237,500.00
    ZZ
    AMES                CALVIN   A       360        237,500.00
     1
    2580 SAN DOMINICO AVENUE           7.850          1,717.93
    60
                                       7.600          1,717.93
 395,833.00
    LOS OSOS         CA   93402          2            01/10/96
    00
    0380326851                           05           03/01/96
     0
    1833966                              O            02/01/26
    0


    1472322          439/728             F          216,800.00
    ZZ
    PATE                ROBERT   H       360        216,800.00
     1
    3842 BALSA STREET                  8.000          1,590.80
    80
                                       7.750          1,590.80
 271,000.00
    IRVINE           CA   92714          2            01/12/96
    00
    0380326877                           03           03/01/96
     0
    1834164                              O            02/01/26
    0


    1472324          163/728             F          297,500.00
    ZZ
    ZINN                KEITH    E       360        297,500.00
     1
    3462 109TH CIRCLE                  7.875          2,157.08
    79
                                       7.625          2,157.08
 377,000.00
    WESTMINSTER      CO   80030          4            01/15/96
    00
    0380326083                           03           03/01/96
     0
    215077631                            O            02/01/26
    0


    1472333          163/728             F          228,000.00
    ZZ
    KEENAN              RHONDA   S       360        227,693.02
     1
    4103 SOUTHWOOD DRIVE WEST          8.000          1,672.98
    80
                                       7.750          1,672.98
 285,000.00
    COLLEYVILLE      TX   76034          1            11/30/95
    00
    0380327370                           05           01/01/96
     0
    372032597                            O            12/01/25
    0


    1472342          163/728             F          267,650.00
    ZZ
    GRAVES              CLINTON          360        267,650.00
     1
    241 HEATEHR PLACE                  7.750          1,917.48
    63
                                       7.500          1,917.48
 431,000.00
    DANVILLE         CA   94526          5            01/08/96
    00
    0380328774                           03           03/01/96
     0
1


    215012570                            O            02/01/26
    0


    1472343          163/728             F          274,400.00
    ZZ
    MYERS, JR           EDWARD   L       360        274,400.00
     1
    23 INVERNESS PARK WAY              7.625          1,942.19
    80
                                       7.375          1,942.19
 343,000.00
    HOUSTON          TX   77055          1            01/15/96
    00
    0380326091                           03           03/01/96
     0
    372034621                            O            02/01/26
    0


    1472350          992/728             F          308,000.00
    ZZ
    SARNOFF             EDWARD           360        308,000.00
     1
    21 ARROWOOD CIRCLE                 7.750          2,206.55
    73
                                       7.500          2,206.55
 425,000.00
    RYE BROOK        NY   10573          1            01/25/96
    00
    0380328980                           05           03/01/96
     0
    323718                               O            02/01/26
    0


    1472352          403/403             F          273,381.53
    ZZ
    FIRGER              I        M       329        273,165.52
     1
    159 TANTON HILL ROAD               8.360          2,120.57
    72
                                       8.110          2,120.57
 380,000.00
    RIDGEFIELD       CT   06877          1            11/22/95
    00
    1832468                              05           02/01/96
     0
    1832468                              O            06/01/23
    0


    1472366          694/728             F          292,000.00
    ZZ
    FINNERTY            JOSEPH   P       360        292,000.00
     1
    154 WINDSOR AVENUE                 7.875          2,117.21
    80
                                       7.625          2,117.21
 365,000.00
    ROCKVILLE CENTR  NY   11570          1            01/19/96
    00
    0380330184                           05           03/01/96
     0
    NA                                   O            02/01/26
    0


    1472371          526/728             F          257,000.00
    ZZ
    LEISTNER            MANFRED  R       360        256,823.13
     1
    3198 HOLLYBURNE COURT              7.875          1,863.43
    66
                                       7.625          1,863.43
 390,000.00
    GLENDALE         CA   91206          2            12/22/95
    00
    0380326539                           03           02/01/96
     0
    00089945                             O            01/01/26
    0


1


    1472372          A39/728             F          550,000.00
    ZZ
    MCCOLM              MATT             360        550,000.00
     1
    23 CORRAL ROAD                     8.125          4,083.73
    70
                                       7.875          4,083.73
 790,000.00
    BELL CANYON ARE  CA   91307          5            01/24/96
    00
    0380325937                           03           03/01/96
     0
    9600052                              O            02/01/26
    0


    1472399          526/728             F          310,000.00
    ZZ
    HOLLAND             DANNY    J       360        309,786.66
     1
    11503 RIPPLEWIND DRIVE             7.875          2,247.72
    73
                                       7.625          2,247.72
 430,000.00
    MONTGOMERY       TX   77356          4            01/03/96
    00
    0380326489                           03           02/01/96
     0
    00089298                             O            01/01/26
    0


    1472405          526/728             F          240,000.00
    ZZ
    LI                  JEFF     P       360        239,843.00
     1
    4670 GLENALBYN DRIVE               8.125          1,782.00
    80
                                       7.875          1,782.00
 300,000.00
    LOS ANGELES      CA   90065          4            12/07/95
    00
    0380326505                           05           02/01/96
     0
    00084982                             O            01/01/26
    0


    1472408          526/728             F          368,800.00
    ZZ
    CHRISTENSEN JR      NELS     T       360        368,564.82
     1
    22617 JAPATUL VALLEY ROAD          8.250          2,770.68
    80
                                       8.000          2,770.68
 461,000.00
    ALPINE           CA   91901          2            12/15/95
    00
    0380326521                           05           02/01/96
     0
    00085283                             O            01/01/26
    0


    1472410          450/728             F          425,000.00
    ZZ
    MILLER              SCOTT    G       360        425,000.00
     1
    257 TOYOPA DRIVE                   7.500          2,971.66
    40
                                       7.250          2,971.66
1,066,330.00
    LOS ANGELES      CA   90272          1            12/26/95
    00
    0380330945                           05           03/01/96
     0
    3962735                              O            02/01/26
    0


    1472443          637/728             F          228,000.00
    ZZ
    GILES               DON      G       360        228,000.00
     1
    3110 E MILLCREEK CANYON R          7.625          1,613.77
    80
                                       7.375          1,613.77
 285,000.00
1


    SALT LAKE CITY   UT   84109          1            01/12/96
    00
    0380329046                           05           03/01/96
     0
    4770566                              O            02/01/26
    0


    1472445          637/728             F          328,000.00
    ZZ
    LIEU                TYMME    L       360        328,000.00
     1
    2816 BRITTAN AVENUE                7.875          2,378.23
    80
                                       7.625          2,378.23
 410,000.00
    SAN CARLOS       CA   94070          2            01/08/96
    00
    0380329152                           05           03/01/96
     0
    4580270                              O            02/01/26
    0


    1472461          744/728             F          206,000.00
    ZZ
    SULLIVAN            SCOTT    T       360        206,000.00
     1
    5146 EL CARRO LANE                 8.375          1,565.75
    80
                                       8.125          1,565.75
 257,500.00
    CARPINTERIA      CA   93013          1            01/19/96
    00
    0380328535                           05           03/01/96
     0
    75859                                O            02/01/26
    0


    1472467          736/728             F          478,000.00
    ZZ
    MEYERS              STEPHEN          360        478,000.00
     1
    17 CRYSTAL DRIVE                   7.750          3,424.45
    57
                                       7.500          3,424.45
 845,000.00
    CRYSTAL BAY      NV   89402          2            01/11/96
    00
    0380328303                           05           03/01/96
     0
    458090                               O            02/01/26
    0


    1472484          375/728             F          140,000.00
    ZZ
    BURGES              ROY      P       360        139,903.65
     1
    17322 FOUNTAIN VIEW DR             7.875          1,015.10
    66
                                       7.625          1,015.10
 212,915.00
    SAN ANTONIO      TX   78248          1            12/27/95
    00
    0380331166                           03           02/01/96
     0
    403483                               O            01/01/26
    0


    1472489          E22/728             F          291,000.00
    ZZ
    HUSCH               ROBERT   J       360        291,000.00
     1
    1205 PLEASANT PLACE                7.750          2,084.76
    80
                                       7.500          2,084.76
 364,200.00
    LEMONT           IL   60439          1            01/19/96
    00
    0410083893                           05           03/01/96
     0
    0410083893                           O            02/01/26
    0
1




    1472494          025/025             F          360,000.00
    ZZ
    SPOHRER             ROBERT   F       360        360,000.00
     1
    3564 SILVERY LANE                  8.000          2,641.55
    90
                                       7.750          2,641.55
 400,000.00
    JACKSONVILLE     FL   32217          1            01/04/96
    14
    624617                               05           03/01/96
    25
    624617                               O            02/01/26
    0


    1472508          076/076             F          267,500.00
    ZZ
    PAPAGEORGES         MARC             360        267,333.74
     1
    2892 SE VISTA WAY                  8.375          2,033.19
    74
                                       8.125          2,033.19
 363,000.00
    GRESHAM          OR   97080          2            12/06/95
    00
    5066592                              03           02/01/96
     0
    5066592                              O            01/01/26
    0


    1472509          232/232             F          168,000.00
    ZZ
    JOHANSON            A        R       360        168,000.00
     1
    1385 LOWELL AVENUE #109 -A&B       8.250          1,262.13
    80
                                       8.000          1,262.13
 210,000.00
    PARK CITY        UT   84060          1            01/18/96
    00
    11007536                             01           03/01/96
     0
    11007536                             O            02/01/26
    0


    1472511          076/076             F          255,550.00
    ZZ
    GREER               KENNETH  G       360        255,214.54
     1
    740 ESTATE DRIVE                   8.125          1,897.45
    95
                                       7.875          1,897.45
 269,000.00
    BELTON           TX   76513          1            11/17/95
    10
    5063762                              05           01/01/96
    30
    5063762                              O            12/01/25
    0


    1472512          076/076             F          335,000.00
    ZZ
    LYERLY SR           RICHARD  A       360        334,537.38
     1
    3889 COTTER DRIVE                  7.875          2,428.99
    78
                                       7.625          2,428.99
 430,000.00
    EDGEWATER        MD   21037          5            11/17/95
    00
    5063462                              05           01/01/96
     0
    5063462                              O            12/01/25
    0


    1472513          076/076             F          288,000.00
    ZZ
    VILLEGAS            BONIE    R       360        287,796.73
     1
1


    1050 DAY ROAD                      7.750          2,063.27
    80
                                       7.500          2,063.27
 360,000.00
    GILROY           CA   95020          2            12/04/95
    00
    5063432                              05           02/01/96
     0
    5063432                              O            01/01/26
    0


    1472518          076/076             F          252,000.00
    ZZ
    JUAN                BUENAVENTP       360        251,624.79
     1
    45-660 PUA ALOWALO STREET          7.500          1,762.02
    75
                                       7.250          1,762.02
 336,500.00
    KANEOHE          HI   96744          2            11/16/95
    00
    5059612                              05           01/01/96
     0
    5059612                              O            12/01/25
    0


    1472519          232/232             F          180,000.00
    ZZ
    BRADLEY             RICHARD  F       360        180,000.00
     1
    111 HANCOCK STREET                 8.375          1,368.14
    88
                                       8.125          1,368.14
 205,000.00
    EVERETT          MA   02149          2            01/19/96
    04
    12959698                             05           03/01/96
    25
    12959698                             O            02/01/26
    0


    1472520          076/076             F          322,550.00
    ZZ
    BITTNER             DARJON   R       360        322,147.64
     1
    2015 JASMINE CIRCLE                8.375          2,451.61
    78
                                       8.125          2,451.61
 418,000.00
    CEDAR HILL       TX   75104          2            11/30/95
    00
    5058462                              05           01/01/96
     0
    5058462                              O            12/01/25
    0


    1472521          076/076             F          300,000.00
    ZZ
    HEIM                ERIC     A       360        299,788.26
     1
    26 MOUNT MUIR COURT                7.750          2,149.24
    75
                                       7.500          2,149.24
 405,000.00
    SAN RAFAEL       CA   94903          5            12/01/95
    00
    5049622                              05           02/01/96
     0
    5049622                              O            01/01/26
    0


    1472529          076/076             F          400,000.00
    ZZ
    DOWDY JR            JACK     F       360        399,447.63
     1
    5109 FOREST GROVE LANE             7.875          2,900.28
    62
                                       7.625          2,900.28
 650,000.00
    PLANO            TX   75093          2            11/15/95
    00
    5048442                              03           01/01/96
     0
1


    5048442                              O            12/01/25
    0


    1472530          076/076             F          254,750.00
    ZZ
    CARROLL             DEANNA   J       360        254,398.23
     1
    3712 TIDEWATER DRIVE               7.875          1,847.11
    80
                                       7.625          1,847.11
 318,466.00
    PLANO            TX   75025          1            11/29/95
    00
    5047962                              05           01/01/96
     0
    5047962                              O            12/01/25
    0


    1472532          076/076             F          364,000.00
    ZZ
    SCHWENK             BRIAN    W       360        363,749.49
     1
    1737 17TH STREET NW                7.875          2,639.26
    80
                                       7.625          2,639.26
 455,000.00
    WASHINGTON       DC   20009          1            12/08/95
    00
    5066482                              07           02/01/96
     0
    5066482                              O            01/01/26
    0


    1472542          076/076             F          219,500.00
    ZZ
    MCCARTHY            THOMAS   M       360        219,204.44
     1
    LOT 35 ENTRADA DRIVE               8.000          1,610.62
    95
                                       7.750          1,610.62
 231,100.00
    VIRGINIA BEACH   VA   23456          1            11/13/95
    10
    4635432                              05           01/01/96
    30
    4635432                              O            12/01/25
    0


    1472545          076/076             F          276,000.00
    ZZ
    IDIART              PATRICK  P       360        275,426.43
     1
    521 ALMANOR STREET                 7.875          2,001.19
    88
                                       7.625          2,001.19
 315,000.00
    PETALUMA         CA   94954          2            10/23/95
    12
    4971252                              05           12/01/95
    25
    4971252                              O            11/01/25
    0


    1472554          106/106             F          274,400.00
    ZZ
    AUGUSTINI           PETER    F       360        274,211.15
     1
    123 GREEN STREET                   7.875          1,989.60
    80
                                       7.625          1,989.60
 343,000.00
    MEDFIELD         MA   02052          1            12/28/95
    00
    9911306                              05           02/01/96
     0
    9911306                              O            01/01/26
    0


1


    1472555          106/106             F          240,000.00
    ZZ
    WATKINS             MARK     A       360        240,000.00
     1
    18 STUART STREET                   7.375          1,657.63
    72
                                       7.125          1,657.63
 335,000.00
    SUDBURY          MA   01776          1            01/02/96
    00
    9912379                              05           03/01/96
     0
    9912379                              O            02/01/26
    0


    1472560          076/076             F          291,750.00
    ZZ
    ROMEO               BEATRICE M       360        291,173.57
     1
    4515 NORTH VERSAILLES AVENUE       8.125          2,166.24
    80
                                       7.875          2,166.24
 364,688.00
    HIGHLAND PARK    TX   75205          1            10/09/95
    00
    4971892                              05           12/01/95
     0
    4971892                              O            11/01/25
    0


    1472571          076/076             F          217,800.00
    ZZ
    SARDAM              GEORGE   R       360        217,347.38
     1
    551 TUSCANY PLACE                  7.875          1,579.20
    90
                                       7.625          1,579.20
 242,000.00
    HOLLISTER        CA   95023          2            10/23/95
    11
    4963372                              05           12/01/95
    25
    4963372                              O            11/01/25
    0


    1472580          076/076             F          228,000.00
    ZZ
    SAMARIJA            GARY     A       360        227,537.96
     1
    14020 HORSESHOE CIRCLE             8.000          1,672.99
    80
                                       7.750          1,672.99
 285,000.00
    WOODWAY          TX   76712          1            10/16/95
    00
    4969072                              05           12/01/95
     0
    4969072                              O            11/01/25
    0


    1472588          439/728             F          218,400.00
    ZZ
    GAULDIN             DANIEL   J       360        218,400.00
     1
    17861 SHOREHAM LANE                7.600          1,542.07
    80
                                       7.350          1,542.07
 273,000.00
    HUNTINGTON BEAC  CA   92649          1            01/05/96
    00
    0380326240                           05           03/01/96
     0
    18276410                             O            02/01/26
    0


    1472590          076/076             F          215,000.00
    ZZ
    PIZZO               BRENDA   L       360        214,695.52
     1
    76 LAKE STREET                     7.750          1,540.29
    87
                                       7.500          1,540.29
 248,000.00
1


    BRIGHTON         MA   02135          1            11/20/95
    14
    4969962                              05           01/01/96
    25
    4969962                              O            12/01/25
    0


    1472592          076/076             F          300,000.00
    ZZ
    MORELLO             JOHN             360        299,392.07
     1
    2295 OCEAN SIDE COURT              8.000          2,201.30
    63
                                       7.750          2,201.30
 480,000.00
    ATLANTIC BEACH   FL   32233          1            11/02/95
    00
    4970132                              05           12/01/95
     0
    4970132                              O            11/01/25
    0


    1472607          450/728             F          221,000.00
    ZZ
    FARROW              STEPHEN  E       360        221,000.00
     1
    1404 OXFORD AVENUE                 7.875          1,602.40
    77
                                       7.625          1,602.40
 290,000.00
    CLAREMONT        CA   91711          2            01/05/96
    00
    0380331026                           05           03/01/96
     0
    3962354                              O            02/01/26
    0


    1472609          076/076             F          220,000.00
    ZZ
    SOLTERO             MARTIN           360        219,876.66
     1
    15615 TALOGA STREET                8.875          1,750.42
    79
                                       8.375          1,750.42
 280,000.00
    HACIENDA HEIGHT  CA   91745          1            12/26/95
    00
    5412412                              05           02/01/96
     0
    5412412                              O            01/01/26
    0


    1472613          076/076             F          262,400.00
    ZZ
    JORDAN              TONY     D       360        262,018.94
     1
    6330 HOLLAND COURT                 7.625          1,857.26
    80
                                       7.375          1,857.26
 328,000.00
    CUMMING          GA   31031          1            11/20/95
    00
    4714702                              05           01/01/96
     0
    4714702                              O            12/01/25
    0


    1472618          B73/728             F          370,000.00
    ZZ
    WAGNER              ROGER            360        370,000.00
     1
    4820 MT HELIX DRIVE                7.250          2,524.05
    53
                                       7.000          2,524.05
 700,000.00
    LA MESA          CA   91941          2            01/05/96
    00
    0380340795                           05           03/01/96
     0
    7688864                              O            02/01/26
    0
1




    1472620          076/076             F          420,000.00
    ZZ
    LANDAU              STEWART  T       360        419,170.19
     1
    4450 SOUTH MATHEWS WAY             8.125          3,118.49
    75
                                       7.875          3,118.49
 560,000.00
    SALT LAKE CITY   UT   84124          1            10/18/95
    00
    4931092                              05           12/01/95
     0
    4931092                              O            11/01/25
    0


    1472623          076/076             F          290,600.00
    ZZ
    CAIN                T        R       360        290,011.12
     1
    245 LUTHER DRIVE                   8.000          2,132.32
    75
                                       7.750          2,132.32
 387,500.00
    OLMOS PARK       TX   78212          1            10/26/95
    00
    4949672                              05           12/01/95
     0
    4949672                              O            11/01/25
    0


    1472626          076/076             F          339,500.00
    ZZ
    JAFFE               ROBERT   L       360        339,266.35
     1
    260 PURITAN ROAD                   7.875          2,461.62
    70
                                       7.625          2,461.62
 485,000.00
    SWAMPSCOTT       MA   01907          5            12/18/95
    00
    4622972                              05           02/01/96
     0
    4622972                              O            01/01/26
    0


    1472627          169/169             F          272,000.00
    ZZ
    LAW                 THOMAS   W       360        271,637.46
     1
    1066 PINE STREET                   8.050          2,005.33
    80
                                       7.800          2,005.33
 340,000.00
    WINNETKA         IL   60093          2            11/22/95
    00
    8345431                              05           01/01/96
     0
    8345431                              O            12/01/25
    0


    1472628          961/728             F          549,600.00
    ZZ
    MELAMED             FARSHAD          360        549,600.00
     1
    1905 LOMA VISTA DRIVE              8.375          4,177.36
    65
                                       8.125          4,177.36
 850,000.00
    BEVERLY HILLS    CA   90210          2            01/03/96
    00
    0380332057                           05           03/01/96
     0
    09108512                             O            02/01/26
    0


    1472629          169/169             F          248,000.00
    ZZ
    UHLENBERG           JOAN     T       360        247,830.19
     1
1


    4331 CLEARWATER COURT              7.900          1,802.48
    69
                                       7.650          1,802.48
 360,000.00
    NAPERVILLE       IL   60564          1            12/29/95
    00
    323212                               03           02/01/96
     0
    323212                               O            01/01/26
    0


    1472634          439/728             F          360,000.00
    ZZ
    PRENTIS             CHARLES  A       360        360,000.00
     1
    45 HARBOR CIRCLE                   7.350          2,480.30
    90
                                       7.100          2,480.30
 400,000.00
    CENTERPORT       NY   11721          1            01/12/96
    10
    0380326224                           05           03/01/96
    25
    18225201                             O            02/01/26
    0


    1472638          964/728             F          296,000.00
    ZZ
    MOHSENI-ABYANE      ALI              360        296,000.00
     1
    1707 GREENBRIAR ROAD               7.750          2,120.58
    80
                                       7.500          2,120.58
 372,000.00
    GLENDALE         CA   91207          2            01/19/96
    00
    0380331257                           05           03/01/96
     0
    16639                                O            02/01/26
    0


    1472641          439/728             F          273,700.00
    ZZ
    PALOMARES, JR       ARSENIO  D       360        273,700.00
     1
    514 ALTURA PLACE                   7.750          1,960.83
    75
                                       7.500          1,960.83
 365,000.00
    FREMONT          CA   94536          2            01/04/96
    00
    0380326299                           05           03/01/96
     0
    18285635                             O            02/01/26
    0


    1472645          076/076             F          220,000.00
    ZZ
    ECONOMOU            JAMES    S       360        219,848.59
     1
    49 SETTLERS WAY                    7.875          1,595.16
    77
                                       7.625          1,595.16
 288,500.00
    DRACUT           MA   01826          2            12/08/95
    00
    5369452                              05           02/01/96
     0
    5369452                              O            01/01/26
    0


    1472646          664/728             F          550,000.00
    ZZ
    SHOEMAKER           RICHARD  C       360        550,000.00
     1
    4155 DAVANA ROAD                   8.000          4,035.71
    56
                                       7.750          4,035.71
 990,000.00
    SHERMAN OAKS AR  CA   91423          2            01/05/96
    00
    0380339540                           05           03/01/96
     0
1


    2063758                              O            02/01/26
    0


    1472648          076/076             F          335,500.00
    ZZ
    SPEARS              DONALD   M       360        335,269.11
     1
    17 HICKORY HILLS CIRCLE            7.875          2,432.61
    57
                                       7.625          2,432.61
 595,000.00
    LITTLE ROCK      AR   72212          2            12/11/95
    00
    5370242                              03           02/01/96
     0
    5370242                              O            01/01/26
    0


    1472684          076/076             F          325,000.00
    ZZ
    BROWN               JOHN     M       360        324,562.42
     1
    407 VADNAIS LAKE DRIVE             8.000          2,384.73
    68
                                       7.750          2,384.73
 485,000.00
    VADNAIS HEIGHTS  MN   55127          1            11/30/95
    00
    5372642                              05           01/01/96
     0
    5372642                              O            12/01/25
    0


    1472691          076/076             F          235,000.00
    ZZ
    CHRISTOULIS         EVANGELOSE       360        234,842.32
     1
    4633 141ST COURT SOUTHEAST         8.000          1,724.35
    89
                                       7.750          1,724.35
 265,000.00
    BELLEVUE         WA   98006          1            12/08/95
    10
    5379712                              05           02/01/96
    25
    5379712                              O            01/01/26
    0


    1472716          439/728             F          350,000.00
    ZZ
    SMELSER             CURTIS   R       360        350,000.00
     1
    8059 WEST MERCER WAY               7.950          2,555.99
    75
                                       7.700          2,555.99
 470,000.00
    MERCER ISLAND    WA   98040          5            01/05/96
    00
    0380326042                           05           03/01/96
     0
    18323881                             O            02/01/26
    0


    1472717          439/728             F          269,200.00
    ZZ
    VARVILLE            PAUL     B       360        269,200.00
     1
    685 EL CERRO BOULEVARD             7.600          1,900.76
    80
                                       7.350          1,900.76
 336,500.00
    DANVILLE         CA   94526          1            01/11/96
    00
    0380326059                           05           03/01/96
     0
    18328369                             O            02/01/26
    0


1


    1472729          B73/728             F          416,000.00
    ZZ
    KIRKPATRICK         JOEL             360        416,000.00
     1
    203 RAVENSWOOD COURT               7.625          2,944.42
    78
                                       7.375          2,944.42
 540,000.00
    SANTA CRUZ       CA   95060          2            01/04/96
    00
    0380332115                           05           03/01/96
     0
    7688765                              O            02/01/26
    0


    1472740          076/076             F          340,000.00
    ZZ
    FENEIS              RICHARD  J       360        339,760.03
     1
    4067 PINE POINT RD                 7.750          2,435.80
    67
                                       7.500          2,435.80
 515,000.00
    ST CLOUD         MN   56303          2            12/05/95
    00
    50186052                             05           02/01/96
     0
    50186052                             O            01/01/26
    0


    1472743          076/076             F          252,000.00
    ZZ
    HAWKSLEY            CAROL            360        251,160.81
     1
    RT 5 BOX 390B                      7.750          1,805.36
    90
                                       7.500          1,805.36
 280,000.00
    WILLS POINT      TX   75169          2            09/29/95
    10
    5019422                              05           11/01/95
    25
    5019422                              O            10/01/25
    0


    1472747          076/076             F          300,000.00
    ZZ
    MADINGER JR         CHARLES  E       360        299,596.06
     1
    109 FRONTENAC FOREST               8.000          2,201.30
    80
                                       7.750          2,201.30
 375,000.00
    ST LOUIS         MO   63131          1            11/17/95
    00
    5014052                              03           01/01/96
     0
    5014052                              O            12/01/25
    0


    1472749          076/076             F          216,000.00
    ZZ
    BUSCHOW             DONALD           360        215,701.72
     1
    671 CHATSWORTH PLACE               7.875          1,566.15
    90
                                       7.625          1,566.15
 240,000.00
    SAN JOSE         CA   95128          1            11/13/95
    01
    5012742                              05           01/01/96
    25
    5012742                              O            12/01/25
    0


    1472752          076/076             F          260,450.00
    ZZ
    CAHILL JR           EUGENE   J       360        260,090.35
     1
    831-835 YORK STREET                7.875          1,888.44
    80
                                       7.625          1,888.44
 325,620.00
1


    DENVER           CO   80206          1            11/30/95
    00
    5012902                              05           01/01/96
     0
    5012902                              O            12/01/25
    0


    1472753          076/076             F          295,000.00
    ZZ
    CAMPBELL            DOUGLAS  M       360        294,612.75
     1
    406 APPLETREE POINT ROAD           8.125          2,190.37
    50
                                       7.875          2,190.37
 600,000.00
    BURLINGTON       VT   05401          2            12/01/95
    00
    5008112                              05           01/01/96
     0
    5008112                              O            12/01/25
    0


    1472754          076/076             F          408,850.00
    ZZ
    GRAD                PHILIP   C       360        408,313.30
     1
    2580 CRESTMONT PLACE WEST          8.125          3,035.70
    69
                                       7.875          3,035.70
 597,500.00
    SEATTLE          WA   98199          1            11/29/95
    00
    5007912                              05           01/01/96
     0
    5007912                              O            12/01/25
    0


    1472756          076/076             F          223,150.00
    ZZ
    MURPHY              STEVEN   J       360        222,834.00
     1
    23270 NORTHEAST 15TH STREET        7.750          1,598.67
    80
                                       7.500          1,598.67
 278,950.00
    REDMOND          WA   98053          1            11/09/95
    00
    5002101                              03           01/01/96
     0
    5002101                              O            12/01/25
    0


    1472757          076/076             F          239,800.00
    ZZ
    KILPINEN            MICHAEL  E       360        239,477.12
     1
    11615 SEAFAN CT                    8.000          1,759.57
    64
                                       7.750          1,759.57
 376,000.00
    INDIANAPOLIS     IN   46236          2            11/20/95
    00
    5005932                              03           01/01/96
     0
    5005932                              O            12/01/25
    0


    1472758          076/076             F          235,000.00
    ZZ
    GRIJALVA            RANDALL          360        234,523.80
     1
    8371 DELTA COURT                   8.000          1,724.35
    78
                                       7.750          1,724.35
 305,000.00
    GILROY           CA   95020          1            10/25/95
    00
    4999922                              05           12/01/95
     0
    4999922                              O            11/01/25
    0
1




    1472760          076/076             F          337,500.00
    ZZ
    HO                  HUONG    C       360        336,849.90
     1
    5900 TURTLE CREEK DRIVE            8.250          2,535.53
    75
                                       8.000          2,535.53
 455,000.00
    PLANO            TX   75093          1            11/30/95
    00
    6630761                              03           12/01/95
     0
    6630761                              O            11/01/25
    0


    1472762          076/076             F          280,000.00
    ZZ
    SEYMOUR             DONALD   W       360        279,797.35
     1
    2 PRESTWICK COURT                  7.625          1,981.82
    80
                                       7.375          1,981.82
 350,000.00
    NOVATO           CA   94949          1            12/13/95
    00
    5390102                              05           02/01/96
     0
    5390102                              O            01/01/26
    0


    1472764          076/076             F          229,200.00
    ZZ
    PARK                DANIEL   E       360        229,038.23
     1
    500 EVERGREEN OAK CIRCLE           7.750          1,642.02
    80
                                       7.500          1,642.02
 286,552.00
    IRVING           TX   75063          1            12/12/95
    00
    5387102                              03           02/01/96
     0
    5387102                              O            01/01/26
    0


    1472765          076/076             F          392,500.00
    ZZ
    SPIRO               MICHAEL  E       360        392,222.98
     1
    7900 CRESTDALE DRIVE               7.750          2,811.92
    80
                                       7.500          2,811.92
 490,770.00
    POTOMAC          MD   20854          1            12/15/95
    00
    5386782                              09           02/01/96
     0
    5386782                              O            01/01/26
    0


    1472766          076/076             F          325,000.00
    ZZ
    BATENIC             MARK     K       360        324,792.76
     1
    433 HOLLOWDALE                     8.250          2,441.62
    78
                                       8.000          2,441.62
 418,422.00
    EDMOND           OK   73003          1            12/07/95
    00
    5385472                              03           02/01/96
     0
    5385472                              O            01/01/26
    0


    1472767          076/076             F          247,400.00
    ZZ
    NEWLIN              WILLIAM  D       360        247,049.65
     1
1


    9135 PALMETTO DRIVE                7.750          1,772.40
    90
                                       7.500          1,772.40
 274,900.00
    EDEN PRAIRIE     MN   55347          1            12/06/95
    10
    5384082                              05           01/01/96
    25
    5384082                              O            12/01/25
    0


    1472768          450/728             F          224,000.00
    ZZ
    GULLIVER            LISA     K       360        224,000.00
     1
    2241 W DAVISON LAKE ROAD           7.875          1,624.16
    90
                                       7.625          1,624.16
 249,000.00
    TOWNSHIP OF OXF  MI   48371          1            01/04/96
    14
    0380335217                           05           03/01/96
    25
    4118709                              O            02/01/26
    0


    1472769          491/491             F          280,800.00
    ZZ
    VICTORIA            CONSTANTEA       360        280,421.90
     1
    167 SWEET ROAD                     8.000          2,060.42
    80
                                       7.750          2,060.42
 351,678.00
    ALAMEDA          CA   94502          1            11/06/95
    00
    60048590                             03           01/01/96
     0
    60048590                             O            12/01/25
    0


    1472770          491/491             F          220,000.00
    ZZ
    PHILLIPS            GARY     D       360        219,703.77
     1
    3408 CANYON ROAD                   8.000          1,614.29
    65
                                       7.750          1,614.29
 340,000.00
    LUBBOCK          TX   79403          4            11/28/95
    00
    60167947                             05           01/01/96
     0
    60167947                             O            12/01/25
    0


    1472771          491/491             F          300,000.00
    ZZ
    O'NEAL              JOHN     W       360        299,575.15
     1
    3309 CORNELL AVENUE                7.750          2,149.24
    78
                                       7.500          2,149.24
 385,000.00
    DALLAS           TX   75205          1            12/01/95
    00
    60166207                             05           01/01/96
     0
    60166207                             O            12/01/25
    0


    1472776          455/728             F          432,000.00
    ZZ
    GRAIVIER            MILES    H       360        432,000.00
     1
    115 GROGANS LANDING                7.625          3,057.67
    80
                                       7.375          3,057.67
 540,000.00
    ATLANTA          GA   30350          1            01/26/96
    00
    0380339409                           03           03/01/96
     0
1


    50484                                O            02/01/26
    0


    1472825          070/728             F          139,500.00
    ZZ
    BANKHEAD            ROSE     A       360        139,199.64
     3
    8040 S EBERHART                    9.125          1,135.02
    90
                                       8.250          1,135.02
 155,000.00
    CHICAGO          IL   60619          1            09/28/95
    22
    0380334301                           05           11/01/95
    25
    5082666                              O            10/01/25
    0


    1472830          A39/728             F          295,200.00
    ZZ
    POMEROY IV          CHARLES  H       360        295,200.00
     1
    231 NORTH PRIMROSE AVENUE          7.500          2,064.08
    73
                                       7.250          2,064.08
 407,000.00
    MONROVIA         CA   91016          1            01/22/96
    00
    0380331554                           05           03/01/96
     0
    NA                                   O            02/01/26
    0


    1472841          367/367             F          305,748.21
    ZZ
    TALVADKAR           VIVEK    V       331        305,748.21
     1
    4109 38TH STREET NW                7.875          2,266.53
    88
                                       7.625          2,266.53
 350,000.00
    WASHINGTON       DC   20016          1            01/24/96
    10
    75107983                             05           03/01/96
    17
    75107983                             O            09/01/23
    0


    1472848          403/403             F          373,992.64
    ZZ
    KNOOP               LOUIS    J       339        373,698.88
     1
    LOT 119 TURLE BACK ROAD SOUTH      7.985          2,782.37
    55
                                       7.735          2,782.37
 690,000.00
    NEW CANAAN       CT   06840          4            11/24/95
    00
    1881416                              05           02/01/96
     0
    1881416                              O            04/01/24
    0


    1472855          450/728             F          320,700.00
    ZZ
    WALLACE             JACK     M       360        320,700.00
     1
    52 COOLWATER ROAD                  8.125          2,381.19
    58
                                       7.875          2,381.19
 560,000.00
    BELL CANYON      CA   91307          2            01/08/96
    00
    0380339102                           03           03/01/96
     0
    3964483                              O            02/01/26
    0


1


    1472905          776/728             F          210,000.00
    ZZ
    GAVRILIS            JOHN     P       360        209,862.62
     1
    3004 VIENNA PINES COURT            8.125          1,559.25
    70
                                       7.875          1,559.25
 300,000.00
    APTOS            CA   95003          1            12/06/95
    00
    0380339557                           03           02/01/96
     0
    6225390                              O            01/01/26
    0


    1472908          765/728             F          346,400.00
    ZZ
    SCHAFFER            KAREN            360        346,400.00
     1
    520 NORTH GUADALUPE AVENUE         8.125          2,572.02
    80
    UNIT C                             7.875          2,572.02
 433,000.00
    REDONDO BEACH    CA   90277          2            01/19/96
    00
    0380334871                           03           03/01/96
     0
    312313                               O            02/01/26
    0


    1472912          744/728             F          405,000.00
    ZZ
    GROSS               MARK     S       360        405,000.00
     1
    7802 EAST 8TH STREET               8.000          2,971.75
    63
                                       7.750          2,971.75
 650,000.00
    DOWNEY           CA   90241          2            01/23/96
    00
    0380331422                           05           03/01/96
     0
    76265                                O            02/01/26
    0


    1472913          744/728             F          240,000.00
    ZZ
    VALENTINE SR        MAURICE          360        240,000.00
     1
    6560 CRESTWOOD DRIVE               7.875          1,740.17
    80
                                       7.625          1,740.17
 300,000.00
    CASTRO VALLEY    CA   94552          2            01/19/96
    00
    0380331372                           03           03/01/96
     0
    76179                                O            02/01/26
    0


    1472923          439/728             F          215,500.00
    ZZ
    BENEDICT            RONALD   N       360        215,500.00
     1
    19344 COLINA DRIVE                 8.050          1,588.79
    71
                                       7.800          1,588.79
 305,000.00
    WALNUT           CA   91789          2            01/09/96
    00
    0380327388                           05           03/01/96
     0
    1832404                              O            02/01/26
    0


    1472924          439/728             F          436,600.00
    ZZ
    ZOLEZZI             THOMAS   H       360        436,600.00
     1
    5216 OCEAN BREEZE COURT            8.250          3,280.03
    73
                                       8.000          3,280.03
 600,000.00
1


    SAN DIEGO        CA   92109          2            01/09/96
    00
    0380327446                           05           03/01/96
     0
    1834430                              O            02/01/26
    0


    1472925          439/728             F          230,000.00
    ZZ
    GREGORY             TIMOTHY  M       360        230,000.00
     1
    19861 DEGUELLE CIRCLE              7.875          1,667.66
    63
                                       7.625          1,667.66
 370,000.00
    HUNTINGTON BEAC  CA   92648          1            01/17/96
    00
    0380327396                           05           03/01/96
     0
    1835710                              O            02/01/26
    0


    1472929          070/728             F          358,000.00
    ZZ
    BOWER               JONATHAN M       360        357,771.72
     1
    7969 BYRON STATION CT              8.250          2,689.53
    80
                                       8.000          2,689.53
 447,500.00
    BYRON CENTER     MI   49315          2            12/13/95
    00
    0380334319                           05           02/01/96
     0
    7267392                              O            01/01/26
    0


    1472930          070/728             F          375,000.00
    ZZ
    MALDONADO           DANIEL   C       360        375,000.00
     1
    13517 ESWORTHY RD                  7.875          2,719.01
    75
                                       7.625          2,719.01
 500,000.00
    GERMANTOWN       MD   20874          5            12/30/95
    00
    0380334327                           05           03/01/96
     0
    8175703                              O            02/01/26
    0


    1472931          070/728             F          224,200.00
    ZZ
    DONLEY              DENNIS   L       360        223,678.33
     1
    3544 PASEO SALAMONER               8.750          1,763.79
    95
                                       8.500          1,763.79
 236,000.00
    LA MESA          CA   91941          1            09/27/95
    04
    0380334335                           05           11/01/95
    30
    8458248                              O            10/01/25
    0


    1472940          403/403             F          215,404.98
    ZZ
    ARNDT               KEN              299        215,174.69
     1
    56 BIG OAK LANE                    7.945          1,656.45
    76
                                       7.695          1,656.45
 285,000.00
    STAMFORD         CT   06903          1            11/27/95
    00
    1721141                              05           02/01/96
     0
    1721141                              O            12/01/20
    0
1




    1472948          562/728             F          135,100.00
    ZZ
    COSTA               JOSEPH           360        135,100.00
     1
    15 SPERRY PLACE                    8.375          1,026.86
    73
                                       8.125          1,026.86
 186,000.00
    STATEN ISLAND    NY   10312          1            01/23/96
    00
    0380330606                           05           03/01/96
     0
    503581                               O            02/01/26
    0


    1472959          A82/728             F          250,000.00
    ZZ
    LESAFFRE            MARK     J       360        250,000.00
     1
    458 SHAWMUT AVENUE                 7.750          1,791.03
    72
                                       7.500          1,791.03
 350,000.00
    BOSTON           MA   02118          5            01/25/96
    00
    0380329541                           07           03/01/96
     0
    DB60003067                           O            02/01/26
    0


    1472982          A13/728             F          238,500.00
    ZZ
    PHAM                DUY      L       360        238,500.00
     1
    600 SONORA COURT                   8.250          1,791.78
    90
                                       8.000          1,791.78
 265,000.00
    IRVING           TX   75062          1            01/19/96
    12
    0380340670                           05           03/01/96
    25
    NA                                   O            02/01/26
    0


    1473069          163/728             F          282,400.00
    ZZ
    NIEBURG             HERBERT          360        282,400.00
     1
    28 PETERS LANE                     8.000          2,072.16
    80
                                       7.750          2,072.16
 353,000.00
    POUND RIDGE      NY   10576          1            01/18/96
    00
    0380329095                           05           03/01/96
     0
    317489277                            O            02/01/26
    0


    1473086          163/728             F          288,000.00
    ZZ
    MONTALVO            EDUARDO          360        288,000.00
     1
    6020 SW 133 STREET                 8.375          2,189.01
    80
                                       8.125          2,189.01
 360,000.00
    MIAMI            FL   33156          1            01/18/96
    00
    0380328519                           05           03/01/96
     0
    371489277                            O            02/01/26
    0


    1473089          450/728             F          265,000.00
    ZZ
    MARCELLO            JOHN     M       360        264,812.97
     1
1


    2720 OCEAN DRIVE                   7.750          1,898.49
    29
                                       7.500          1,898.49
 925,000.00
    MANHATTAN BEACH  CA   90266          2            12/20/95
    00
    0380339029                           05           02/01/96
     0
    3962750                              O            01/01/26
    0


    1473096          696/728             F          137,600.00
    ZZ
    OKIN                JENNETTE M       360        137,600.00
     1
    3703 BLOOMSBURY COURT              8.250          1,033.74
    80
                                       8.000          1,033.74
 172,000.00
    SILVER SPRING    MD   20906          1            01/26/96
    00
    0380330366                           01           03/01/96
     0
    3113915                              O            02/01/26
    0


    1473119          559/728             F           95,000.00
    ZZ
    WONG                CHUCK            360         95,000.00
     1
    25002 PLUM TREE STREET             7.750            680.60
    43
                                       7.500            680.60
 221,376.00
    HAYWARD          CA   94544          5            01/18/96
    00
    0380334764                           05           03/01/96
     0
    0443606                              O            02/01/26
    0


    1473128          736/728             F          165,000.00
    ZZ
    ARIETTA             FRANK    G       360        165,000.00
     1
    517 SAN JUAN STREET                7.875          1,196.36
    73
                                       7.625          1,196.36
 227,000.00
    SANTA ROSA       CA   95409          2            01/13/96
    00
    0380331703                           05           03/01/96
     0
    460175                               O            02/01/26
    0


    1473129          736/728             F          248,500.00
    ZZ
    WAND                ARTHUR   J       360        248,500.00
     1
    1052 SAN JULIAN DRIVE              8.250          1,866.90
    71
                                       8.000          1,866.90
 350,000.00
    SAN MARCOS       CA   92069          2            01/16/96
    00
    0380339847                           03           03/01/96
     0
    456704                               O            02/01/26
    0


    1473136          637/728             F           55,950.00
    ZZ
    PAGE                THERESA  G       360         55,950.00
     1
    4311 152ND STREET SW               8.000            410.55
    45
                                       7.750            410.55
 125,950.00
    LYNNWOOD         WA   98037          1            01/12/96
    00
    0380330119                           05           03/01/96
     0
1


    03594876                             O            02/01/26
    0


    1473137          637/728             F          147,000.00
    T
    PARKER              KENNETH  P       360        147,000.00
     1
    4301 W MACONDO ROAD E              8.500          1,130.31
    70
                                       8.250          1,130.31
 210,000.00
    CHINO VALLEY     AZ   86323          1            01/16/96
    00
    0380330085                           05           03/01/96
     0
    3124336                              O            02/01/26
    0


    1473171          670/728             F          101,000.00
    ZZ
    FORD                MARY     V       360        101,000.00
     1
    779 BOCAGE LANE                    7.500            706.21
    49
                                       7.250            706.21
 210,000.00
    MANDEVILLE       LA   70471          2            01/17/96
    00
    0380336066                           03           03/01/96
     0
    1331794                              O            02/01/26
    0


    1473172          670/728             F           91,000.00
    ZZ
    GUARDIA             RICARDO  A       360         90,940.48
     1
    8101 S W 136 COURT                 8.125            675.67
    68
                                       7.875            675.67
 135,000.00
    MIAMI            FL   33183          2            12/15/95
    00
    0380336470                           05           02/01/96
     0
    1529399                              O            01/01/26
    0


    1473174          670/728             F          248,000.00
    ZZ
    CHATHAM, JR         HENRY    E       360        247,648.81
     1
    2408 HIDEAWAY PLACE                7.750          1,776.70
    80
                                       7.500          1,776.70
 310,000.00
    JACKSON          MS   39211          1            11/30/95
    00
    0380336520                           05           01/01/96
     0
    1569346                              O            12/01/25
    0


    1473175          670/728             F          288,000.00
    ZZ
    PETRIE, III         LOUIS    C       360        287,820.99
     1
    3020 CASTLE HEIGHTS AVENUE         8.375          2,189.01
    80
                                       8.125          2,189.01
 360,000.00
    LOS ANGELES      CA   90034          5            12/01/95
    00
    0380336546                           05           02/01/96
     0
    1574674                              O            01/01/26
    0


1


    1473176          670/728             F          280,000.00
    ZZ
    BUCKLER, JR         EDWARD   F       360        279,821.45
     1
    163 CONNERS AVENUE                 8.250          2,103.55
    73
                                       8.000          2,103.55
 385,000.00
    NAPLES           FL   33963          5            12/07/95
    00
    0380336553                           05           02/01/96
     0
    1584512                              O            01/01/26
    0


    1473177          670/728             F          122,250.00
    ZZ
    SPYROPOULOS         JOHN     G       360        122,179.67
     1
    43 GREEN ACRES DRIVE               8.750            961.74
    75
                                       8.500            961.74
 163,000.00
    WHITMAN          MA   02382          1            12/18/95
    00
    0380336611                           05           02/01/96
     0
    1603053                              O            01/01/26
    0


    1473178          670/728             F          370,000.00
    ZZ
    WILSON              JOHN     E       360        369,738.85
     1
    13081 PINEVIEW DR                  7.750          2,650.73
    79
                                       7.500          2,650.73
 470,000.00
    CLIVE            IA   50325          2            12/21/95
    00
    0380336629                           03           02/01/96
     0
    1606241                              O            01/01/26
    0


    1473179          670/728             F          285,000.00
    ZZ
    MIGUEL              STEVEN   J       360        284,808.77
     1
    8819 SOUTH BAY DRIVE               8.000          2,091.23
    95
                                       7.750          2,091.23
 300,000.00
    ORLANDO          FL   32819          1            12/29/95
    04
    0380336645                           09           02/01/96
    30
    1620845                              O            01/01/26
    0


    1473181          670/728             F          340,000.00
    ZZ
    HOLLANDER           ROBERT   C       360        339,783.19
     1
    34 CAYMAN PLACE                    8.250          2,554.31
    80
                                       8.000          2,554.31
 425,000.00
    PALM BEACH GARD  FL   33418          1            12/28/95
    00
    0380336652                           03           02/01/96
     0
    1621941                              O            01/01/26
    0


    1473182          670/728             F           64,000.00
    ZZ
    CYBULSKI            JOHN     D       360         63,960.22
     1
    1463 32ND AVENUE S.W.              8.375            486.45
    70
                                       8.125            486.45
  92,000.00
1


    VERO BEACH       FL   32968          1            12/28/95
    00
    0380336942                           05           02/01/96
     0
    1622461                              O            01/01/26
    0


    1473183          670/728             F          250,000.00
    ZZ
    OLBRICH             GARY     D       360        250,000.00
     1
    1777 TYNE BLVD                     8.000          1,834.42
    76
                                       7.750          1,834.42
 330,000.00
    NASHVILLE        TN   37215          1            01/05/96
    00
    0380336975                           05           03/01/96
     0
    1625251                              O            02/01/26
    0


    1473184          670/728             F          247,500.00
    ZZ
    HARRIS              LARRY    G       360        247,325.32
     1
    2101 VISTA RIDGE COURT             7.750          1,773.12
    77
                                       7.500          1,773.12
 325,000.00
    ARLINGTON        TX   76013          2            01/02/96
    00
    0380336983                           09           02/01/96
     0
    1629655                              O            01/01/26
    0


    1473185          670/728             F           94,000.00
    ZZ
    ROYLANCE            JEFFREY  D       360         93,943.05
     1
    5681 SOUTH 3600 WEST               8.500            722.78
    58
                                       8.250            722.78
 163,000.00
    ROY              UT   84067          5            12/27/95
    00
    0380337007                           05           02/01/96
     0
    1632422                              O            01/01/26
    0


    1473186          670/728             F          100,000.00
    ZZ
    LARISSEY            JAMES    E       360         99,937.85
     1
    1297 PEACH TREE DRIVE              8.375            760.07
    75
                                       8.125            760.07
 135,000.00
    PALM HARBOR      FL   34683          1            12/29/95
    00
    0380337015                           05           02/01/96
     0
    1632862                              O            01/01/26
    0


    1473187          670/728             F           96,000.00
    ZZ
    ROELLER             PAUL     T       360         95,925.11
     1
    90 EAST 300 SOUTH                  7.250            654.89
    80
                                       7.000            654.89
 120,000.00
    SALEM            UT   84653          5            12/22/95
    00
    0380337023                           05           02/01/96
     0
    1634695                              O            01/01/26
    0
1




    1473189          670/728             F          301,600.00
    ZZ
    ROBERTS             DAVID    W       360        301,600.00
     1
    7147 ANJOU CREEK CIRCLE            7.875          2,186.81
    80
                                       7.625          2,186.81
 377,000.00
    SAN JOSE         CA   95120          1            01/02/96
    00
    0380337049                           05           03/01/96
     0
    1639700                              O            02/01/26
    0


    1473190          670/728             F          600,000.00
    ZZ
    MILLER              PHILIP   L       360        600,000.00
     1
    5347 COUNTY ROAD 100               8.000          4,402.59
    50
                                       7.750          4,402.59
1,200,000.00
    CARBONDALE       CO   81623          5            01/03/96
    00
    0380337064                           05           03/01/96
     0
    1641523                              O            02/01/26
    0


    1473191          670/728             F          466,000.00
    ZZ
    WITHAM              CRAIG            360        465,687.33
     1
    3899 NORTH RIVERWOOD DRIVE         8.000          3,419.34
    73
                                       7.750          3,419.34
 640,000.00
    PROVO            UT   84606          2            01/03/96
    00
    0380337080                           05           02/01/96
     0
    1643437                              O            01/01/26
    0


    1473192          670/728             F           65,160.00
    ZZ
    BEVAN               BRUCE    R       360         65,160.00
     1
    9300 WEST WAKEFIELD COURT          7.875            472.46
    70
                                       7.625            472.46
  93,086.00
    BOISE            ID   83703          1            01/05/96
    00
    0380337106                           09           03/01/96
     0
    1648940                              O            02/01/26
    0


    1473193          670/728             F          292,000.00
    ZZ
    DAVIS               ROMMIE   J       360        292,000.00
     1
    4254 WILKINSON AVENUE              7.875          2,117.21
    80
                                       7.625          2,117.21
 365,000.00
    STUDIO CITY      CA   91604          1            01/16/96
    00
    0380337122                           05           03/01/96
     0
    2262339                              O            02/01/26
    0


    1473194          670/728             F          240,000.00
    ZZ
    PROBST              BERNARD  I       360        239,838.96
     1
1


    6800 SOUTHWEST 99TH TERRACE        8.000          1,761.04
    80
                                       7.750          1,761.04
 300,000.00
    MIAMI            FL   33156          1            01/02/96
    00
    0380337288                           05           02/01/96
     0
    2930919                              O            01/01/26
    0


    1473195          670/728             F          335,000.00
    ZZ
    WOODHAMS            SCOTT    A       360        335,000.00
     1
    8134 CALABAR AVENUE                7.875          2,428.99
    90
                                       7.625          2,428.99
 375,000.00
    PLAYA DEL REY    CA   90293          2            01/08/96
    04
    0380337536                           05           03/01/96
    25
    8189838                              O            02/01/26
    0


    1473196          670/728             F          425,000.00
    ZZ
    RAY                 RONALD   M       360        425,000.00
     1
    5 RICHWOOD TERRACE                 8.125          3,155.62
    79
                                       7.875          3,155.62
 540,000.00
    FLOSSMOOR        IL   60422          2            01/09/96
    00
    0380337973                           05           03/01/96
     0
    12467651                             O            02/01/26
    0


    1473197          670/728             F        1,048,000.00
    ZZ
    EDELMAN             RANDY            360      1,048,000.00
     1
    606 NORTH ARDEN DRIVE              8.375          7,965.56
    62
                                       8.125          7,965.56
1,700,000.00
    BEVERLY HILLS    CA   90210          2            01/12/96
    00
    0380338161                           05           03/01/96
     0
    12570567                             O            02/01/26
    0


    1473198          670/728             F          562,000.00
    ZZ
    GHARZEDDINE         WALID    W       360        562,000.00
     1
    828 SOUTH SUNSET CANYON DRIVE      8.000          4,123.76
    75
                                       7.750          4,123.76
 750,000.00
    BURBANK          CA   91501          5            01/10/96
    00
    0380338237                           05           03/01/96
     0
    12570800                             O            02/01/26
    0


    1473199          670/728             F          506,250.00
    ZZ
    WOOLLEY             DAVID    E       360        506,250.00
     1
    11209 CASHMERE STREET              7.875          3,670.67
    75
                                       7.625          3,670.67
 675,000.00
    LOS ANGELES      CA   90049          5            01/12/96
    00
    0380338252                           05           03/01/96
     0
1


    12571261                             O            02/01/26
    0


    1473200          670/728             F          292,000.00
    ZZ
    TAFEL               ANDY             360        292,000.00
     1
    3942 MIDWAY AVENUE                 7.500          2,041.71
    80
                                       7.250          2,041.71
 365,000.00
    CULVER CITY      CA   90232          1            01/12/96
    00
    0380338286                           05           03/01/96
     0
    12572047                             O            02/01/26
    0


    1473201          670/728             F          222,100.00
    ZZ
    HENRY               THOMAS   R       360        222,100.00
     1
    148 GATESHEAD WAY                  8.125          1,649.09
    75
                                       7.875          1,649.09
 296,500.00
    PHOENIXVILLE     PA   19460          1            01/17/96
    00
    0380338476                           05           03/01/96
     0
    30279518                             O            02/01/26
    0


    1473202          670/728             F          116,000.00
    ZZ
    BETHONEY            ROBERT           360        116,000.00
     1
    297 STATE STREET                   7.875            841.09
    63
                                       7.625            841.09
 185,000.00
    HANSON           MA   02341          5            01/12/96
    00
    0380338609                           05           03/01/96
     0
    30387655                             O            02/01/26
    0


    1473203          670/728             F          425,000.00
    ZZ
    MULDOON             BRIAN    L       360        425,000.00
     1
    18447 ST MORITZ DRIVE              7.750          3,044.76
    80
                                       7.500          3,044.76
 531,340.00
    LOS ANGELES      CA   91356          1            01/11/96
    00
    0380338906                           09           03/01/96
     0
    30447682                             O            02/01/26
    0


    1473204          670/728             F          310,000.00
    ZZ
    DALLMEYER           DAVID            360        310,000.00
     1
    180 NOGAL DRIVE                    8.500          2,383.64
    85
                                       8.250          2,383.64
 365,000.00
    SANTA BARBARA    CA   93110          2            01/08/96
    21
    0380337460                           05           03/01/96
    12
    30462886                             O            02/01/26
    0


1


    1473205          670/728             F          343,400.00
    ZZ
    PAMPLIN             THELMA   J       360        343,163.67
     1
    2376 SUNRISE CIRCLE                7.875          2,489.89
    75
                                       7.625          2,489.89
 457,913.00
    LA VERNE         CA   91750          1            12/11/95
    00
    0380337486                           09           02/01/96
     0
    30464463                             O            01/01/26
    0


    1473206          670/728             F          126,100.00
    ZZ
    HOPKINS             FREDERICKM       360        126,021.61
     1
    8525 176TH ST NW                   8.375            958.46
    65
                                       8.125            958.46
 194,000.00
    STANWOOD         WA   98292          5            12/08/95
    00
    0380337619                           05           02/01/96
     0
    30474230                             O            01/01/26
    0


    1473207          670/728             F          225,000.00
    ZZ
    BRODY               JEFFREY  S       360        225,000.00
     1
    8621 SASSAFRAS COURT               7.875          1,631.41
    90
                                       7.625          1,631.41
 250,000.00
    COLUMBIA         MD   21046          2            01/15/96
    21
    0380337643                           05           03/01/96
    25
    30485096                             O            02/01/26
    0


    1473208          670/728             F          315,000.00
    ZZ
    FURIOSO             GIORGIO          360        315,000.00
     1
    1601 BUCHANAN STREET N.W.          7.500          2,202.53
    75
                                       7.250          2,202.53
 420,000.00
    WASHINGTON       DC   20011          2            01/12/96
    00
    0380337718                           05           03/01/96
     0
    30493480                             O            02/01/26
    0


    1473209          670/728             F          218,200.00
    ZZ
    SWEILEM             SHAWKI   S       360        218,200.00
     1
    2838 GLEN HEATHER DRIVE            8.375          1,658.48
    74
                                       8.125          1,658.48
 297,000.00
    SAN JOSE         CA   95133          2            01/08/96
    00
    0380337791                           05           03/01/96
     0
    30498538                             O            02/01/26
    0


    1473210          670/728             F          568,000.00
    ZZ
    KESSLER             CHARLES  B       360        568,000.00
     1
    875 PENINSULA AVENUE               7.750          4,069.22
    80
                                       7.500          4,069.22
 710,000.00
1


    CLAREMONT        CA   91711          1            01/05/96
    00
    0380337858                           05           03/01/96
     0
    34004823                             O            02/01/26
    0


    1473211          670/728             F          551,250.00
    ZZ
    PODMANSKI           WALTER           360        550,916.05
     1
    26852 WEST APPLE TREE LANE         8.500          4,238.64
    75
                                       8.250          4,238.64
 735,000.00
    BARRINGTON       IL   60010          1            12/11/95
    00
    0380337965                           05           02/01/96
     0
    34013610                             O            01/01/26
    0


    1473212          670/728             F          100,000.00
    ZZ
    HUFF                ROBERT   W       360        100,000.00
     1
    49 CASA LOMA ROAD                  8.000            733.77
    36
                                       7.750            733.77
 285,000.00
    CEDAR CREST      NM   87008          2            01/06/96
    00
    0380338120                           05           03/01/96
     0
    34019758                             O            02/01/26
    0


    1473213          670/728             F          400,000.00
    ZZ
    HAUSNER             TERRY    D       360        400,000.00
     1
    1421 OAKLAWN ROAD                  7.625          2,831.18
    66
                                       7.375          2,831.18
 615,000.00
    ARCADIA          CA   91006          1            01/12/96
    00
    0380338138                           05           03/01/96
     0
    34037713                             O            02/01/26
    0


    1473214          670/728             F          154,000.00
    ZZ
    DEROSA, JR          JOSEPH           360        154,000.00
     1
    9 LOCKSLEY ROAD                    8.625          1,197.80
    70
                                       8.375          1,197.80
 220,000.00
    LYNNFIELD        MA   01940          1            01/22/96
    00
    0380338195                           05           03/01/96
     0
    34038671                             O            02/01/26
    0


    1473215          670/728             F          167,250.00
    ZZ
    VASQUEZ, JR         ARNULFO          360        167,250.00
     1
    19410 N.W. 10 STREET               7.750          1,198.20
    75
                                       7.500          1,198.20
 223,659.00
    PEMBROKE PINES   FL   33029          1            01/18/96
    00
    0380338351                           09           03/01/96
     0
    34043845                             O            02/01/26
    0
1




    1473216          670/728             F          457,500.00
    T
    HOLMES              WARREN   J       360        457,177.10
     1
    664 RADCLIFFE AVENUE               7.750          3,277.59
    75
                                       7.500          3,277.59
 610,000.00
    PACIFIC PALISAD  CA   90272          1            12/08/95
    00
    0380338385                           05           02/01/96
     0
    34046356                             O            01/01/26
    0


    1473217          670/728             F          139,000.00
    ZZ
    BURGESS             GARY             360        139,000.00
     1
    194 BROOKLAWN AVENUE               8.125          1,032.08
    52
                                       7.875          1,032.08
 270,000.00
    DALY CITY        CA   94015          2            01/02/96
    00
    0380338401                           09           03/01/96
     0
    34046518                             O            02/01/26
    0


    1473218          670/728             F          157,500.00
    ZZ
    DERBY               JOHN             360        157,500.00
     1
    267 THOMPSON ROAD                  8.500          1,211.04
    75
                                       8.250          1,211.04
 210,000.00
    WEBSTER          MA   01570          1            01/19/96
    00
    0380338435                           05           03/01/96
     0
    34047751                             O            02/01/26
    0


    1473219          670/728             F           50,000.00
    ZZ
    ANDERSON            GEORGE   P       360         49,999.99
     1
    2945 S. QUAIL COURT                8.250            375.63
    53
                                       8.000            375.63
  95,000.00
    SPRINGFIELD      MO   65807          2            01/04/96
    00
    0380337809                           05           03/01/96
     0
    34049070                             O            02/01/26
    0


    1473220          670/728             F          225,000.00
    ZZ
    STICKMAN            ROBERT   E       360        225,000.00
     1
    6262 SURFBOARD CIRCLE              7.625          1,592.54
    79
                                       7.375          1,592.54
 287,551.00
    HUNTINGTON BEAC  CA   92648          1            01/02/96
    00
    0380338757                           09           03/01/96
     0
    34060863                             O            02/01/26
    0


    1473221          670/728             F          152,000.00
    ZZ
    HAMBRICK            KRISTAL  E       360        152,000.00
     1
1


    21 CAROUSEL CIRCLE                 8.000          1,115.33
    78
                                       7.750          1,115.33
 197,000.00
    FAIRFIELD        OH   45014          2            01/18/96
    00
    0380336728                           05           03/01/96
     0
    34066004                             O            02/01/26
    0


    1473222          670/728             F          242,700.00
    ZZ
    MARKIEWICZ          DONALD           360        242,700.00
     1
    11371 EAST QUARTZ ROCK ROAD        7.875          1,759.75
    75
                                       7.625          1,759.75
 323,653.00
    SCOTTSDALE       AZ   85255          1            01/03/96
    00
    0380336751                           09           03/01/96
     0
    34067001                             O            02/01/26
    0


    1473223          670/728             F          295,000.00
    ZZ
    BELISLE             JOHN             360        295,000.00
     1
    2545 MOUNTAIN DRIVE                8.125          2,190.37
    74
                                       7.875          2,190.37
 400,000.00
    UPLAND           CA   91784          2            01/11/96
    00
    0380336777                           05           03/01/96
     0
    34068554                             O            02/01/26
    0


    1473225          670/728             F          185,000.00
    ZZ
    ABBOTT, JR          JOHN     G       360        185,000.00
     1
    121 BAYVIEW ISLE DRIVE             8.250          1,389.85
    58
                                       8.000          1,389.85
 320,000.00
    ISLAMORADA       FL   33036          5            01/03/96
    00
    0380337452                           05           03/01/96
     0
    34074333                             O            02/01/26
    0


    1473226          670/728             F        1,000,000.00
    ZZ
    BUCHANAN            DAVID    C       360      1,000,000.00
     1
    1688 CRESPI LANE                   8.125          7,424.97
    75
                                       7.875          7,424.97
1,350,000.00
    PEBBLE BEACH     CA   93953          1            01/04/96
    00
    0380336868                           05           03/01/96
     0
    34077251                             O            02/01/26
    0


    1473227          670/728             F          110,200.00
    ZZ
    MATKULAK            ANTHON   D       360        110,200.00
     1
    16035 PINE VALLEY DRIVE            8.125            818.24
    75
                                       7.875            818.24
 146,968.00
    RENO             NV   89511          1            01/10/96
    00
    0380336876                           03           03/01/96
     0
1


    34077677                             O            02/01/26
    0


    1473228          670/728             F          150,000.00
    ZZ
    MCCLURE             VICTORIA J       360        150,000.00
     1
    692 TRANSART PARKWAY               8.500          1,153.37
    62
                                       8.250          1,153.37
 244,925.00
    CANTON           GA   30114          1            01/23/96
    00
    0380336892                           03           03/01/96
     0
    34078649                             O            02/01/26
    0


    1473230          670/728             F          308,500.00
    ZZ
    LEVINSON            DAVID    E       360        308,500.00
     1
    8863 SUNSET CREST PLACE            7.750          2,210.14
    90
                                       7.500          2,210.14
 343,000.00
    LOS ANGELES      CA   90046          1            01/08/96
    21
    0380336934                           05           03/01/96
    25
    34080058                             O            02/01/26
    0


    1473232          670/728             F           65,000.00
    T
    O'ROURKE            MICHAEL  J       360         65,000.00
     1
    980 CAPE MARCO DR. #503            8.500            499.80
    24
                                       8.250            499.80
 279,900.00
    MARCO ISLAND     FL   33937          1            01/15/96
    00
    0380337031                           06           03/01/96
     0
    34081607                             O            02/01/26
    0


    1473233          670/728             F          226,000.00
    ZZ
    JOHNSON, JR         TAGE     H       360        226,000.00
     1
    25 LA PERLA                        7.625          1,599.62
    80
                                       7.375          1,599.62
 282,500.00
    FOOTHILL RANCH   CA   92610          2            01/10/96
    00
    0380337072                           03           03/01/96
     0
    34082590                             O            02/01/26
    0


    1473234          670/728             F          130,000.00
    ZZ
    COLLINS             GERALD   J       360        130,000.00
     1
    19811 GREENSIDE TERRACE            7.875            942.60
    80
                                       7.625            942.60
 164,000.00
    GAITHERSBURG     MD   20879          5            01/19/96
    00
    0380337478                           09           03/01/96
     0
    34087206                             O            02/01/26
    0


1


    1473235          670/728             F          135,000.00
    ZZ
    GONZALEZ            APRIL    L       360        135,000.00
     1
    979 THISTLEGATE ROAD               8.000            990.59
    70
                                       7.750            990.59
 195,000.00
    OAK PARK         CA   91301          5            01/04/96
    00
    0380337148                           01           03/01/96
     0
    34087532                             O            02/01/26
    0


    1473236          670/728             F          215,800.00
    ZZ
    WHITE               JACK     S       360        215,800.00
     1
    764 ADIRONDACK AVENUE              7.625          1,527.42
    90
                                       7.375          1,527.42
 240,000.00
    VENTURA          CA   93003          1            01/08/96
    10
    0380337155                           05           03/01/96
    25
    34088237                             O            02/01/26
    0


    1473237          670/728             F           55,200.00
    ZZ
    LINDQUIST           CHARLOTTE        360         55,200.00
     1
    547 GABRIEL CIRCLE 1806            8.500            424.44
    60
                                       8.250            424.44
  92,000.00
    NAPLES           FL   33962          5            01/08/96
    00
    0380337189                           01           03/01/96
     0
    34090053                             O            02/01/26
    0


    1473238          670/728             F           90,000.00
    ZZ
    DRAGOO              WILLIAM  L       360         90,000.00
     1
    RD #1 BOX 161A                     8.500            692.03
    56
                                       8.250            692.03
 161,000.00
    ACME             PA   15610          1            01/10/96
    00
    0380337197                           05           03/01/96
     0
    34090576                             O            02/01/26
    0


    1473239          670/728             F          650,000.00
    ZZ
    HASSEN              KHALED   A       360        650,000.00
     1
    3121 HILLSIDE DRIVE                8.375          4,940.47
    50
                                       8.125          4,940.47
1,300,000.00
    WEST COVINA      CA   91791          5            01/12/96
    00
    0380337205                           05           03/01/96
     0
    34091912                             O            02/01/26
    0


    1473240          670/728             F          400,000.00
    ZZ
    MOORE               NOLAN    C       360        400,000.00
     1
    640 MT PARAN ROAD                  7.750          2,865.65
    63
                                       7.500          2,865.65
 637,000.00
1


    ATLANTA          GA   30327          1            01/25/96
    00
    0380337213                           09           03/01/96
     0
    34092161                             O            02/01/26
    0


    1473241          670/728             F          296,400.00
    ZZ
    RUPP                KATE     M       360        296,400.00
     1
    5871 LAKESHORE DRIVE               8.500          2,279.06
    65
                                       8.250          2,279.06
 456,000.00
    WEST OLIVE       MI   49460          5            01/11/96
    00
    0380337221                           05           03/01/96
     0
    34092293                             O            02/01/26
    0


    1473242          670/728             F          272,000.00
    T
    FRIEDMAN            NORMAN           360        272,000.00
     1
    16020 E OCOTILLO DRIVE             7.750          1,948.65
    80
                                       7.500          1,948.65
 340,000.00
    FOUNTAIN HILLS   AZ   85268          2            01/12/96
    00
    0380337239                           05           03/01/96
     0
    34092803                             O            02/01/26
    0


    1473243          670/728             F          240,000.00
    ZZ
    HANSON              HAROLD   O       360        240,000.00
     1
    262 KNOX PLACE                     7.750          1,719.39
    80
                                       7.500          1,719.39
 300,000.00
    COSTA MESA       CA   92627          2            01/16/96
    00
    0380337247                           05           03/01/96
     0
    34094415                             O            02/01/26
    0


    1473244          670/728             F          140,000.00
    ZZ
    ALLEN               ELIZABETHL       360        140,000.00
     1
    1919 BERTRAM STREET                7.625            990.92
    38
                                       7.375            990.92
 370,000.00
    HONOLULU         HI   96816          5            01/08/96
    00
    0380337254                           05           03/01/96
     0
    34095080                             O            02/01/26
    0


    1473245          670/728             F          315,000.00
    ZZ
    AMARILLAS           EDWARD   G       360        315,000.00
     1
    1136 SANDHURST LANE                7.875          2,283.97
    90
                                       7.625          2,283.97
 350,000.00
    LA VERNE         CA   91750          1            01/11/96
    21
    0380337270                           05           03/01/96
    25
    34095942                             O            02/01/26
    0
1




    1473246          670/728             F          255,000.00
    ZZ
    DAVIS               STEPHANIEJ       360        255,000.00
     1
    8650 WONDERLAND AVENUE             8.125          1,893.37
    73
                                       7.875          1,893.37
 350,000.00
    LOS ANGELES      CA   90046          1            01/05/96
    00
    0380337296                           05           03/01/96
     0
    34096272                             O            02/01/26
    0


    1473248          670/728             F          292,000.00
    ZZ
    BELLUCCI            ROBERT   P       360        292,000.00
     1
    4755 BROWNDEER LANE                7.500          2,041.71
    80
                                       7.250          2,041.71
 365,000.00
    ROLLING HILLS E  CA   90275          1            01/17/96
    00
    0380337312                           05           03/01/96
     0
    34099280                             O            02/01/26
    0


    1473249          670/728             F          217,800.00
    ZZ
    STIVERS             MICHAEL          360        217,800.00
     1
    8021 VICKSBURG AVENUE              8.125          1,617.16
    90
                                       7.875          1,617.16
 242,000.00
    LOS ANGELES      CA   90045          2            01/06/96
    11
    0380337346                           05           03/01/96
    25
    34099298                             O            02/01/26
    0


    1473250          670/728             F          208,000.00
    ZZ
    GOLDSTEIN           J        M       360        208,000.00
     1
    768 CRESTRIDGE DRIVE               7.875          1,508.15
    65
                                       7.625          1,508.15
 322,000.00
    ATLANTA          GA   30306          5            01/11/96
    00
    0380337361                           05           03/01/96
     0
    34104194                             O            02/01/26
    0


    1473251          670/728             F          103,000.00
    ZZ
    LOGAN               ROLAND           360        103,000.00
     1
    14499 BOXWOOD DRIVE                8.250            773.81
    52
                                       8.000            773.81
 200,000.00
    PALM BEACH GARD  FL   33418          1            01/12/96
    00
    0380337379                           09           03/01/96
     0
    34106685                             O            02/01/26
    0


    1473252          670/728             F          410,000.00
    ZZ
    CAMPBELL            JEFFREY  A       360        410,000.00
     1
1


    31612 PASEO RITA                   7.500          2,866.78
    80
                                       7.250          2,866.78
 512,500.00
    SAN JUAN CAPIST  CA   92675          1            01/12/96
    00
    0380337387                           05           03/01/96
     0
    34107266                             O            02/01/26
    0


    1473253          670/728             F          148,500.00
    ZZ
    CHERRY              DON      W       360        148,500.00
     1
    1452 TRIANGLE CIRCLE               8.000          1,089.64
    67
                                       7.750          1,089.64
 223,000.00
    DENVER           NC   28037          2            01/19/96
    00
    0380337403                           05           03/01/96
     0
    34113576                             O            02/01/26
    0


    1473254          670/670             F          400,000.00
    ZZ
    WEISS               ARTHUR   R       360        400,000.00
     1
    108 RUE DUBOIS                     7.625          2,831.18
    80
                                       7.375          2,831.18
 500,000.00
    CHERRY HILL      NJ   08003          5            01/12/96
    00
    446815                               05           03/01/96
     0
    446815                               O            02/01/26
    0


    1473255          670/670             F          264,000.00
    ZZ
    BOYD                MICHAEL          360        263,822.86
     1
    10 DANTE DRIVE                     8.000          1,937.14
    80
                                       7.750          1,937.14
 333,000.00
    JAMESGURG        NJ   08831          1            12/29/95
    00
    1452071                              05           02/01/96
     0
    1452071                              O            01/01/26
    0


    1473256          670/670             F          318,400.00
    ZZ
    FRISHMAN            NICHOLAS P       360        317,971.29
     1
    76 MONTAUK AVE & LOT 4             8.000          2,336.31
    79
    FINDLAY WAY                        7.750          2,336.31
 405,000.00
    STONINGTON       CT   06379          1            11/30/95
    00
    1456682                              05           01/01/96
     0
    1456682                              O            12/01/25
    0


    1473257          670/670             F          650,000.00
    ZZ
    SPITZ               ALEX             360        649,606.23
     3
    1459 56TH STREET                   8.500          4,997.94
    75
                                       8.250          4,997.94
 870,000.00
    BROOKLYN         NY   11219          2            12/26/95
    00
    1547517                              05           02/01/96
     0
1


    1547517                              O            01/01/26
    0


    1473258          670/728             F          225,000.00
    ZZ
    KARLSON             JOHN             360        225,000.00
     1
    60 HUGHES TERRACE                  8.000          1,650.98
    78
                                       7.750          1,650.98
 290,000.00
    YONKERS          NY   10701          5            12/27/95
    00
    0380336140                           05           03/01/96
     0
    1596351                              O            02/01/26
    0


    1473259          670/728             F          115,000.00
    ZZ
    MILLER              PATRICK  J       360        114,922.84
     1
    316 EUSTON ROAD SOUTH              8.000            843.83
    41
                                       7.750            843.83
 285,000.00
    GARDEN CITY SOU  NY   11530          5            12/22/95
    00
    0380336165                           05           02/01/96
     0
    1596393                              O            01/01/26
    0


    1473260          670/670             F          280,000.00
    ZZ
    COLLERAN III        JOSEPH   A       360        280,000.00
     1
    1901 LAFAYETTE COURT               7.620          1,980.86
    59
                                       7.370          1,980.86
 480,000.00
    TOWNSHIP OF WAL  NJ   07719          1            01/05/96
    00
    2950499                              05           03/01/96
     0
    2950499                              O            02/01/26
    0


    1473261          670/728             F          400,000.00
    ZZ
    LIVINGSTON          ANNE     E       360        400,000.00
     1
    8866 MULBERRY LANE                 7.500          2,796.86
    78
                                       7.250          2,796.86
 515,000.00
    MANLIUS          NY   13104          2            12/08/95
    00
    0380336215                           05           03/01/96
     0
    3123502                              O            02/01/26
    0


    1473263          670/670             F          331,475.53
    ZZ
    MAFFEO              NICHOLAS C       322        331,092.83
     1
    64-853 SARAGOSSA DRIVE             8.250          2,560.91
    51
                                       8.000          2,560.91
 660,000.00
    PALM SPRINGS     CA   92264          2            01/01/96
    00
    4647769                              03           02/01/96
     0
    4647769                              O            11/01/22
    0


1


    1473264          670/670             F          696,792.37
    ZZ
    BUENO               ALEJANDROR       318        695,024.76
     1
    477 MARQUESA DRIVE                 8.500          5,520.66
    72
                                       8.250          5,520.66
 970,000.00
    CORAL GABLES     FL   33156          5            10/23/95
    00
    6588697                              05           12/01/95
     0
    6588697                              O            05/01/22
    0


    1473265          670/670             F          540,000.00
    ZZ
    BERGER              JASON    S       360        540,000.00
     1
    17 POND PARK ROAD                  8.000          3,962.33
    80
                                       7.750          3,962.33
 675,000.00
    GREAT NECK       NY   11023          1            01/19/96
    00
    8197334                              05           03/01/96
     0
    8197334                              O            02/01/26
    0


    1473266          670/670             F          254,213.11
    ZZ
    ULMANIS             KARLIS           304        253,964.41
     1
    23710 DEL CERRO CIRCLE             8.250          1,996.42
    76
                                       8.000          1,996.42
 335,000.00
    CANOGA PARK      CA   91304          2            01/01/96
    00
    9957995                              05           02/01/96
     0
    9957995                              O            05/01/21
    0


    1473267          670/670             F          100,000.00
    ZZ
    MOORE               PETER    C       360        100,000.00
     1
    606 EAST DRIVE                     7.750            716.42
    16
                                       7.500            716.42
 640,000.00
    SEWICKLEY        PA   15143          1            01/02/96
    00
    11381167                             05           03/01/96
     0
    11381167                             O            02/01/26
    0


    1473268          670/670             F          750,000.00
    ZZ
    FURLO, JR.          LOUIS    J       360        750,000.00
     1
    25 ROSSIMUR COURT                  7.625          5,308.46
    75
                                       7.375          5,308.46
1,000,000.00
    WILTON           CT   06897          1            01/22/96
    00
    11383879                             05           03/01/96
     0
    11383879                             O            02/01/26
    0


    1473270          670/670             F          394,800.00
    ZZ
    MERTZ, JR.          JAMES    L       360        394,800.00
     1
    6054 WAGGONER DRIVE                7.750          2,828.40
    80
                                       7.500          2,828.40
 493,500.00
1


    DALLAS           TX   75230          1            01/12/96
    00
    12457221                             05           03/01/96
     0
    12457221                             O            02/01/26
    0


    1473271          670/670             F          550,000.00
    ZZ
    CALECA              JOHN     E       360        550,000.00
     1
    16110 MATILIJA DRIVE               7.400          3,808.09
    53
                                       7.150          3,808.09
1,040,000.00
    LOS GATOS        CA   95030          1            01/17/96
    00
    12461121                             05           03/01/96
     0
    12461121                             O            02/01/26
    0


    1473272          670/670             F          400,000.00
    ZZ
    KIM                 STEVEN   C       360        400,000.00
     1
    2134 AHUACATE ROAD                 7.800          2,879.49
    77
                                       7.550          2,879.49
 525,000.00
    LA HABRA HEIGHT  CA   90631          1            01/17/96
    00
    12466051                             05           03/01/96
     0
    12466051                             O            02/01/26
    0


    1473273          670/670             F          240,000.00
    ZZ
    LEE                 THOMAS   K       360        240,000.00
     1
    21 TURNER DRIVE                    7.375          1,657.63
    47
                                       7.125          1,657.63
 515,000.00
    CHAPPAQUA        NY   10514          1            01/22/96
    00
    12466352                             05           03/01/96
     0
    12466352                             O            02/01/26
    0


    1473274          670/728             F          100,000.00
    ZZ
    YAMAGUCHI           AKIRA            360        100,000.00
     1
    19 SOUTH BAYLES AVENUE             8.250            751.27
    50
                                       8.000            751.27
 200,000.00
    PORT WASHINGTON  NY   11050          1            01/16/96
    00
    0380336306                           05           03/01/96
     0
    30354307                             O            02/01/26
    0


    1473275          670/670             F          600,000.00
    ZZ
    MARINGER            HENRY            360        600,000.00
     1
    53 WOODSIDE DRIVE                  8.375          4,560.43
    43
                                       8.125          4,560.43
1,400,000.00
    GREENWICH        CT   06830          5            12/26/95
    00
    30493081                             05           03/01/96
     0
    30493081                             O            02/01/26
    0
1




    1473276          670/670             F          236,000.00
    ZZ
    LEVINE              BONNIE   G       360        236,000.00
     1
    108 HIGH STREET                    7.875          1,711.17
    80
                                       7.625          1,711.17
 295,000.00
    LEONIA           NJ   07605          1            01/22/96
    00
    34001352                             05           03/01/96
     0
    34001352                             O            02/01/26
    0


    1473277          670/670             F          136,500.00
    ZZ
    SHEEHAN             JOHN             360        136,421.46
     1
    10 LAUREL HILL ROAD                8.750          1,073.85
    75
                                       8.500          1,073.85
 182,000.00
    PARK RIDGE       NJ   07656          1            12/28/95
    00
    34001981                             05           02/01/96
     0
    34001981                             O            01/01/26
    0


    1473279          670/670             F          715,000.00
    ZZ
    MCNULTY             EDWARD   F       360        714,482.50
     1
    6 NAVESINK AVENUE                  7.625          5,060.73
    60
                                       7.375          5,060.73
1,200,000.00
    RUMSON           NJ   07760          2            12/26/95
    00
    34030824                             05           02/01/96
     0
    34030824                             O            01/01/26
    0


    1473280          670/728             F          183,750.00
    ZZ
    GILMER              RON              360        183,750.00
     1
    89 GREENWAY LANE                   8.000          1,348.30
    70
                                       7.750          1,348.30
 262,500.00
    RYE BROOK        NY   10573          1            01/22/96
    00
    0380336421                           09           03/01/96
     0
    34079807                             O            02/01/26
    0


    1473281          670/670             F          265,000.00
    ZZ
    ASHWORTH            HAROLD   G       240        265,000.00
     1
    20 PASCACK ROAD                    8.000          2,216.57
    68
                                       7.750          2,216.57
 391,000.00
    WOODCLIFF LAKE   NJ   07675          1            01/18/96
    00
    34092498                             05           03/01/96
     0
    34092498                             O            02/01/16
    0


    1473284          439/728             F          252,000.00
    ZZ
    BRYNIARSKI          ALBERT   F       360        252,000.00
     1
1


    1870 JARDINE COURT                 7.450          1,753.41
    80
                                       7.200          1,753.41
 315,000.00
    VISTA            CA   92083          1            01/24/96
    00
    0380329483                           05           03/01/96
     0
    1833518                              O            02/01/26
    0


    1473307          163/728             F          355,500.00
    ZZ
    GSELL               CLAYTON  N       360        355,500.00
     1
    101 COMSTOCK HILL AVENUE           7.875          2,577.62
    90
                                       7.625          2,577.62
 395,000.00
    NORWALK          CT   06850          1            01/17/96
    04
    0380335399                           05           03/01/96
    25
    372075059                            O            02/01/26
    0


    1473311          163/728             F          375,000.00
    ZZ
    CROSSETTI           JOHN     R       360        375,000.00
     1
    706 MISTIC DRIVE                   7.625          2,654.23
    79
                                       7.375          2,654.23
 475,000.00
    MARSTONS MILLS   MA   02648          1            01/25/96
    00
    0380335365                           05           03/01/96
     0
    0371762800                           O            02/01/26
    0


    1473333          163/728             F          342,000.00
    ZZ
    PARKER              MICHAEL  C       360        342,000.00
     1
    5705 LUNADA LANE                   8.000          2,509.47
    87
                                       7.750          2,509.47
 397,000.00
    LONG BEACH       CA   90814          2            01/11/96
    14
    0380330986                           03           03/01/96
    25
    215078589                            O            02/01/26
    0


    1473354          562/728             F          198,700.00
    ZZ
    NN                  SARWAN           360        198,700.00
     1
    255-04 80TH AVENUE                 8.000          1,458.00
    75
                                       7.750          1,458.00
 265,000.00
    FLORAL PARK      NY   11004          1            01/31/96
    00
    0380335035                           05           03/01/96
     0
    503722                               O            02/01/26
    0


    1473358          E19/728             F          255,000.00
    ZZ
    RAY                 RONALD           360        255,000.00
     1
    30401 VIA CHICO PLACE              8.000          1,871.10
    87
                                       7.750          1,871.10
 295,000.00
    LAGUNA NIGUEL    CA   92677          2            01/20/96
    04
    0380339185                           05           03/01/96
    25
1


    3182                                 O            02/01/26
    0


    1473359          E19/728             F          268,500.00
    ZZ
    TERPSTRA            MARSHALL J       360        268,500.00
     1
    860 HELEN DRIVE                    8.125          1,993.61
    77
                                       7.875          1,993.61
 350,000.00
    MILLBRAE         CA   94030          2            01/23/96
    00
    0380340571                           05           03/01/96
     0
    5345                                 O            02/01/26
    0


    1473361          E19/728             F          241,200.00
    ZZ
    ONG                 PATRICIO E       360        241,200.00
     1
    293 SAYBROOK WAY                   8.125          1,790.90
    90
                                       7.875          1,790.90
 268,000.00
    VALLEJO          CA   94591          2            01/25/96
    10
    0380336439                           05           03/01/96
    25
    3181                                 O            02/01/26
    0


    1473369          E22/728             F          597,100.00
    ZZ
    HANRAHAN            THOMAS   M       360        597,100.00
     1
    678 N RIVERSIDE AVENUE             8.250          4,485.81
    70
                                       8.000          4,485.81
 853,000.00
    ST CLAIR         MI   48079          2            01/19/96
    00
    0410056709                           05           03/01/96
     0
    0410056709                           O            02/01/26
    0


    1473372          E19/728             F          240,800.00
    ZZ
    DURAN               CURTIS   R       360        240,800.00
     1
    7772 BARN HOLLOW COURT             8.125          1,787.93
    80
                                       7.875          1,787.93
 301,000.00
    DUBLIN           CA   94568          2            01/19/96
    00
    0380336561                           05           03/01/96
     0
    0920                                 O            02/01/26
    0


    1473376          559/728             F          101,275.00
    ZZ
    BORCHERS            ANDREA   T       360        101,275.00
     1
    2928 BOATHOUSE AVENUE              7.875            734.32
    59
                                       7.625            734.32
 172,000.00
    DAVIS            CA   95616          1            01/26/96
    00
    0380339888                           03           03/01/96
     0
    0454017                              O            02/01/26
    0


1


    1473380          765/728             F          300,000.00
    ZZ
    DUARTE              SERGIO           360        300,000.00
     1
    3252 WALKER LEE DRIVE              7.750          2,149.24
    42
                                       7.500          2,149.24
 720,000.00
    LOS ALAMITOS     CA   90720          1            01/26/96
    00
    0380337098                           05           03/01/96
     0
    312490                               O            02/01/26
    0


    1473385          744/728             F          240,000.00
    ZZ
    CALDWELL            MITCHELL C       360        240,000.00
     1
    1063 DEL NORTE AVENUE              8.250          1,803.04
    71
                                       8.000          1,803.04
 340,000.00
    MENLO PARK       CA   94025          2            01/24/96
    00
    0380336264                           05           03/01/96
     0
    76169                                O            02/01/26
    0


    1473386          E22/728             F           90,000.00
    ZZ
    ROBERTS             STEVEN   D       360         90,000.00
     1
    2827 NORTHEAST 26TH STREET         8.250            676.14
    75
                                       8.000            676.14
 120,000.00
    GRESHAM          OR   97030          1            01/22/96
    00
    0410033344                           05           03/01/96
     0
    0410033344                           O            02/01/26
    0


    1473387          461/728             F          220,400.00
    ZZ
    ROTHMULLER          ROGER    A       360        220,400.00
     1
    123 HARBOR DRIVE                   8.375          1,675.20
    75
                                       8.125          1,675.20
 295,000.00
    NOVATO           CA   94945          2            01/11/96
    00
    0380336678                           05           03/01/96
     0
    20982484                             O            02/01/26
    0


    1473402          976/728             F          256,000.00
    ZZ
    MONSEREZ            MARK     A       360        256,000.00
     1
    6177 N 29TH PLACE                  7.625          1,811.96
    80
                                       7.375          1,811.96
 320,000.00
    PHOENIX          AZ   85016          1            01/08/96
    00
    0380340811                           05           03/01/96
     0
    643576                               O            02/01/26
    0


    1473404          976/728             F          479,200.00
    ZZ
    HELLER              JOHN             360        479,200.00
     1
    965 CAMINO SANTANDER               7.875          3,474.54
    80
                                       7.625          3,474.54
 599,000.00
1


    SANTA FE         NM   87501          1            01/05/96
    00
    0380341033                           05           03/01/96
     0
    744188                               O            02/01/26
    0


    1473405          976/728             F          292,000.00
    ZZ
    MAHAJAN             RAJINDER N       360        292,000.00
     1
    3546 BENDIGO DRIVE                 7.625          2,066.76
    59
                                       7.375          2,066.76
 500,000.00
    RANCHO PALOS VE  CA   90275          2            01/11/96
    00
    0380340340                           05           03/01/96
     0
    755708                               O            02/01/26
    0


    1473420          A82/728             F          255,000.00
    ZZ
    COHEN               LEE              360        255,000.00
     1
    212 BROWNSHILL ROAD                7.750          1,826.85
    75
    TOWNSHIP OF OHARA                  7.500          1,826.85
 340,000.00
    PITTSBURGH       PA   15238          2            01/26/96
    00
    0380340803                           05           03/01/96
     0
    DB80003219                           O            02/01/26
    0


    1473427          736/728             F          217,500.00
    ZZ
    RODRIGUEZ           MARYANN  A       360        217,500.00
     1
    18321 BLACKHAWK STREET             7.875          1,577.03
    75
    NORTHRIDGE AREA                    7.625          1,577.03
 290,000.00
    LOS ANGELES      CA   91326          2            01/04/96
    00
    0380336124                           05           03/01/96
     0
    457180                               O            02/01/26
    0


    1473477          757/757             F           98,000.00
    ZZ
    HOMAMI              REZA     N       360         98,000.00
     1
    2168 WHITEHALL DRIVE               7.875            710.57
    74
                                       7.625            710.57
 133,000.00
    MARIETTA         GA   30066          1            01/31/96
    00
    2736114                              05           03/01/96
     0
    2736114                              O            02/01/26
    0


    1473481          757/757             F          300,000.00
    ZZ
    GOTTLIEB            JON              360        300,000.00
     1
    31 BURDETTE ROAD                   7.625          2,123.39
    70
                                       7.375          2,123.39
 430,000.00
    ATLANTA          GA   30327          1            01/31/96
    00
    2736700                              05           03/01/96
     0
    2736700                              O            02/01/26
    0
1




    1473563          526/728             F          260,000.00
    ZZ
    TANG                TINA     M       360        259,846.49
     1
    17321 WARD STREET                  8.625          2,022.26
    75
                                       8.375          2,022.26
 350,000.00
    FOUNTAIN VALLEY  CA   92708          2            12/20/95
    00
    0380334947                           05           02/01/96
     0
    00072261                             O            01/01/26
    0


    1473569          070/728             F          263,200.00
    ZZ
    PHILLIPS            MARK     P       360        263,200.00
     1
    2156 WEST CALAVERA PLACE           8.000          1,931.27
    80
                                       7.750          1,931.27
 330,000.00
    FULLERTON        CA   92633          2            01/24/96
    00
    0380334343                           05           03/01/96
     0
    8404582                              O            02/01/26
    0


    1473573          070/728             F          310,150.00
    ZZ
    FONTAINE            DONALD   R       360        309,567.64
     2
    229 AND 231 BEVERLY STREET         8.375          2,357.36
    90
                                       8.125          2,357.36
 347,000.00
    LAGUNA BEACH     CA   92651          1            10/25/95
    01
    0380334350                           05           12/01/95
    25
    4770687                              O            11/01/25
    0


    1473575          070/728             F          250,000.00
    ZZ
    DANNE               DOUGLAS  A       360        250,000.00
     1
    1608 BRIAR RIDGE                   8.750          1,966.75
    70
                                       8.500          1,966.75
 360,000.00
    ANN ARBOR        MI   48108          5            01/16/96
    00
    0380334368                           01           03/01/96
     0
    7314064                              O            02/01/26
    0


    1473579          070/728             F          250,000.00
    ZZ
    SCHWARTZ            ALBERT   F       360        250,000.00
     1
    4920 TOPEKA DRIVE                  8.250          1,878.17
    53
                                       8.000          1,878.17
 475,000.00
    TARZANA (AREA)   CA   91356          5            01/16/96
    00
    0380334384                           05           03/01/96
     0
    8286741                              O            02/01/26
    0


    1473580          070/728             F          278,550.00
    ZZ
    COFFEE              DOUGLAS  W       360        277,672.17
     1
1


    2790 HEATHERSTONE DRIVE            8.375          2,117.18
    90
                                       8.125          2,117.18
 309,500.00
    SAN RAFAEL       CA   94903          1            08/17/95
    14
    0380334400                           05           10/01/95
    30
    5542762                              O            09/01/25
    0


    1473581          070/728             F          330,000.00
    ZZ
    KULIKAUSKAS         ROBERT   V       360        330,000.00
     1
    4319 PEBBLE BEACH DRIVE            8.125          2,450.24
    71
                                       7.875          2,450.24
 465,000.00
    NIWOT            CO   80501          5            01/17/96
    00
    0380334418                           03           03/01/96
     0
    5769297                              O            02/01/26
    0


    1473582          070/728             F          351,800.00
    ZZ
    HUNTER              JOHN     A       360        350,509.04
     1
    910 CALLE CANIA                    8.000          2,581.38
    80
                                       7.750          2,581.38
 445,000.00
    GLENDALE         CA   91208          2            01/09/96
    00
    0380334426                           03           02/01/96
     0
    8230272                              O            01/01/26
    0


    1473583          070/728             F          331,600.00
    ZZ
    KRUFKY              EDWARD   L       360        331,600.00
     1
    8337 E PEPPERTREE LANE             8.125          2,462.12
    90
                                       7.875          2,462.12
 368,487.00
    SCOTTSDALE       AZ   85250          1            01/04/96
    14
    0380334434                           03           03/01/96
    25
    4450216                              O            02/01/26
    0


    1473586          163/728             F          250,000.00
    ZZ
    LARSEN              STEVEN   R       360        249,848.55
     1
    10913 S. SURREY MEADOW COVE        8.500          1,922.28
    90
                                       8.250          1,922.28
 278,000.00
    SOUTH JORDAN     UT   84095          1            12/14/95
    14
    0380335050                           05           02/01/96
    25
    215051412                            O            01/01/26
    0


    1473602          070/728             F          274,400.00
    ZZ
    RAWLINGS            KIM      D       360        274,400.00
     1
    28271 HARVEST VIEW LANE            8.000          2,013.45
    80
                                       7.750          2,013.45
 343,000.00
    TRABUCO CANYON   CA   92679          2            01/24/96
    00
    0380334442                           03           03/01/96
     0
1


    6764838                              O            02/01/26
    0


    1473607          070/728             F          265,000.00
    ZZ
    BERRY               KEITH    M       360        265,000.00
     1
    6605 OAK FOREST DRIVE              8.000          1,944.48
    75
                                       7.750          1,944.48
 355,000.00
    AGOURA           CA   91301          2            01/20/96
    00
    0380334459                           05           03/01/96
     0
    7613638                              O            02/01/26
    0


    1473618          070/728             F           80,925.00
    ZZ
    PINELA              JESUS            360         80,925.00
     1
    3622 SOUTH 61ST COURT              8.500            622.24
    65
                                       8.250            622.24
 125,400.00
    CICERO           IL   60650          1            01/17/96
    00
    0380334467                           05           03/01/96
     0
    8316393                              O            02/01/26
    0


    1473621          070/728             F          230,850.00
    ZZ
    JAMES               GREGORY  W       360        230,300.05
     1
    9604 TELLICO PLACE                 9.750          1,983.36
    95
                                       8.625          1,983.36
 243,000.00
    CLINTON          MD   20735          2            09/01/95
    27
    0380334475                           05           10/01/95
    30
    5414377                              O            09/01/25
    0


    1473637          429/429             F          280,000.00
    ZZ
    AMES                ALLAN    E       360        279,816.83
     1
    26 LYNN VILLAGE WAY                8.125          2,079.00
    75
    (F/K/A MACMILLIAN WAY)             7.875          2,079.00
 375,000.00
    READING          MA   01867          1            12/13/95
    00
    21078225                             05           02/01/96
     0
    21078225                             O            01/01/26
    0


    1473662          429/429             F          500,000.00
    ZZ
    SACKS               MAURY    E       360        499,012.12
     1
    7 LEDDY LANE                       8.125          3,712.49
    79
                                       7.875          3,712.49
 640,000.00
    PLEASANTVILLE    NY   10570          1            10/13/95
    00
    21238829                             05           12/01/95
     0
    21238829                             O            11/01/25
    0


1


    1473799          998/998             F          309,000.00
    ZZ
    COLES               PERRY    L       360        308,802.96
     1
    2081 ELEVADO RD.                   8.250          2,321.42
    80
                                       8.000          2,321.42
 387,000.00
    VISTA            CA   92084          2            12/18/95
    00
    99116337                             05           02/01/96
     0
    99116337                             O            01/01/26
    0


    1473808          163/163             F          252,000.00
    ZZ
    PRAKHIN             YURIY            360        251,839.30
     1
    3857 OCEAN VIEW AVENUE             8.250          1,893.20
    90
                                       8.000          1,893.20
 280,000.00
    BROOKLYN         NY   11224          1            12/19/95
    14
    55154491                             05           02/01/96
    25
    55154491                             O            01/01/26
    0


    1473817          163/163             F          244,000.00
    ZZ
    NEMIROFF            LAWRENCE         360        244,000.00
     1
    9 ESSEX ROAD                       8.250          1,833.10
    80
                                       8.000          1,833.10
 305,000.00
    GREAT NECK       NY   11023          1            01/11/96
    00
    55193326                             05           03/01/96
     0
    55193326                             O            02/01/26
    0


    1473824          163/728             F          255,000.00
    ZZ
    PARKER              JOHN     N       360        255,000.00
     1
    100 POND STREET #86                8.375          1,938.18
    78
                                       8.125          1,938.18
 330,000.00
    COHASSET         MA   02025          2            01/23/96
    00
    0380340472                           01           03/01/96
     0
    215074877                            O            02/01/26
    0


    1473839          998/998             F          220,200.00
    ZZ
    STONICH             CHRISTOPHJ       360        220,200.00
     1
    10003 WESTWANDA DRIVE              8.250          1,654.29
    70
                                       8.000          1,654.29
 315,000.00
    LOS ANGELES      CA   90250          2            01/18/96
    00
    59545319                             05           03/01/96
     0
    59545319                             O            02/01/26
    0


    1473900          998/998             F          161,250.00
    ZZ
    GRANT               PATRICE  A       360        161,250.00
     1
    7912 FLIGHT AVENUE                 7.875          1,169.18
    75
                                       7.625          1,169.18
 215,000.00
1


    LOS ANGELES      CA   90045          1            01/18/96
    00
    59545236                             05           03/01/96
     0
    59545236                             O            02/01/26
    0


    1473911          998/998             F          170,100.00
    ZZ
    ARROYO              SHAWN    F       360        170,100.00
     1
    1125 VISTA POINT CIRCLE            8.125          1,262.99
    70
                                       7.875          1,262.99
 243,000.00
    SAN RAMON        CA   94583          1            01/04/96
    00
    59532341                             03           03/01/96
     0
    59532341                             O            02/01/26
    0


    1473912          670/728             F        1,295,000.00
    ZZ
    EDELMAN             FREDRIC  M       360      1,294,131.08
     1
    536 INNSBRUCK AVENUE               8.000          9,502.25
    70
                                       7.750          9,502.25
1,850,000.00
    GREAT FALLS      VA   22066          1            12/08/95
    00
    0380337676                           05           02/01/96
     0
    30487226                             O            01/01/26
    0


    1473918          998/998             F          175,000.00
    ZZ
    ENFIEDJIAN          BEDROS   A       360        175,000.00
     1
    1613 COTA AVENUE                   8.125          1,299.38
    68
                                       7.875          1,299.38
 258,000.00
    TORRANCE         CA   90501          2            01/05/96
    00
    59540369                             05           03/01/96
     0
    59540369                             O            02/01/26
    0


    1473923          998/998             F          198,000.00
    ZZ
    ENGERT              JIM      H       360        197,876.93
     1
    1326 TENNIS CLUB DRIVE             8.375          1,504.95
    71
                                       8.125          1,504.95
 280,000.00
    ENCINITAS        CA   92024          2            12/21/95
    00
    59470526                             05           02/01/96
     0
    59470526                             O            01/01/26
    0


    1473979          998/998             F          793,000.00
    ZZ
    DANCER              PATRICK  S       360        793,000.00
     1
    100 LANING DRIVE                   8.375          6,027.38
    57
                                       8.125          6,027.38
1,400,000.00
    WOODSIDE         CA   94062          2            01/05/96
    00
    59531608                             05           03/01/96
     0
    59531608                             O            02/01/26
    0
1




    1474398          077/077             F          242,250.00
    ZZ
    CULLEN              RANDALL          360        242,250.00
     1
    1414 WEST SKYLINE DRIVE            8.000          1,777.54
    85
                                       7.750          1,777.54
 285,000.00
    MADISON          WI   53705          2            01/25/96
    10
    353179                               05           03/01/96
    12
    353179                               O            02/01/26
    0


    1474426          163/728             F          257,600.00
    ZZ
    FAHEY               KENNETH  E       360        257,600.00
     1
    1703 HAYNES LANE                   8.375          1,957.95
    76
                                       8.125          1,957.95
 340,000.00
    REDONDO BEACH    CA   90278          2            01/10/96
    00
    0380340357                           05           03/01/96
     0
    315074117                            O            02/01/26
    0


    1474448          163/728             F          535,000.00
    ZZ
    THOMAS              JOHN             360        535,000.00
     1
    3220 PADDOCK ROAD                  7.875          3,879.12
    45
                                       7.625          3,879.12
1,202,000.00
    FT. LAUDERDALE   FL   33331          2            01/26/96
    00
    0380340399                           03           03/01/96
     0
    3815073879                           O            02/01/26
    0


    1474449          299/728             F          344,000.00
    ZZ
    BENZAKEIN           MEYER    J       360        343,780.64
     1
    3193 BRINTON TRAIL                 8.250          2,584.36
    80
                                       8.000          2,584.36
 431,902.00
    CINCINNATI       OH   45241          1            12/14/95
    00
    0380339052                           05           02/01/96
     0
    286663                               O            01/01/26
    0


    1474471          163/163             F          279,000.00
    ZZ
    RUSSELL             CHARLES  R       360        278,835.28
     1
    5100 JUGLAN COURT                  8.625          2,170.03
    90
                                       8.375          2,170.03
 310,000.00
    CENTREVILLE      VA   22020          1            12/21/95
    04
    55302722                             03           02/01/96
    25
    55302722                             O            01/01/26
    0


    1474522          526/728             F          360,000.00
    ZZ
    YOO                 BETTY    H       360        360,000.00
     1
1


    5826 SUNMIST DRIVE                 8.750          2,832.13
    65
                                       8.500          2,832.13
 560,000.00
    RANCHO PALOS VE  CA   90275          2            01/10/96
    00
    0380340092                           05           03/01/96
     0
    00092575                             O            02/01/26
    0


    1474723          317/728             F          287,000.00
    ZZ
    FRAZIER             ROSALIE  C       360        287,000.00
     1
    433 NORTH COLUMBUS ST              8.375          2,181.41
    66
                                       8.125          2,181.41
 439,000.00
    ALEXANDRIA       VA   22314          5            01/22/96
    00
    0380340639                           07           03/01/96
     0
    232426                               O            02/01/26
    0

   TOTAL NUMBER OF LOANS   :      1,917

   TOTAL ORIGINAL BALANCE  :   570,587,288.71

   TOTAL PRINCIPAL BALANCE :   569,896,239.13

   TOTAL ORIGINAL P+I      :     4,214,489.72

   TOTAL CURRENT P+I       :     4,214,489.72


                             ***************************
                             *      END OF REPORT      *
                             ***************************


  RUN ON     : 02/26/96           RFC DISCLOSURE SYSTEM
RFFSDFIX-01
  AT         : 08.58.21           FIXED PASSTHRU REPORT
AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S4
CUTOFF : 02/01/96
  POOL       : 0004196
             :
             :
  POOL STATUS: U

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    ORIG RATE                            ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST SPREAD RATE                     STRIP

-----------------------------------------------------------------
--------------

      1390731                              .2500
      280,673.92                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         1.6700
            7.2500                         .0000

      1398776                              .2500
      423,828.14                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1417554                              .2500
      227,238.61                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         1.4700
            7.2500                         .0000

      1422007                              .2500
      153,718.12                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1424202                              .2500
      221,157.51                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1433996                              .2500
      287,690.59                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000
1



      1434773                              .2500
      185,177.48                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1436063                              .2500
       62,832.55                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         1.7950
            7.2500                         .0000

      1438012                              .2500
      348,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1440519                              .2500
      374,735.32                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1440756                              .2500
      345,022.90                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1442153                              .2500
      249,680.06                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1443258                              .2500
      447,381.36                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1443380                              .2500
      239,393.96                           .0800
            8.3500                         .0000
            8.1000                         .0000
            8.0200                          .7700
            7.2500                         .0000
1



      1443664                              .2500
      241,401.27                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1444030                              .2500
      100,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1444061                              .2500
      530,762.21                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1444371                              .2500
      238,292.20                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1444476                              .2500
      739,467.58                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         1.4700
            7.2500                         .0000

      1444738                              .2500
      330,953.70                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1444936                              .2500
      240,773.40                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1444961                              .2500
      251,300.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1445996                              .2500
      348,114.62                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1446588                              .2500
      407,214.11                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1446673                              .2500
      354,819.76                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1446710                              .2500
      241,902.03                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            7.2500                         .0000

      1447118                              .2500
      598,567.69                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            7.2500                         .0000

      1447464                              .2500
      157,404.58                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1447570                              .2500
       54,967.52                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1447631                              .2500
      224,612.51                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000
1



      1447729                              .2500
      454,350.55                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1447923                              .2500
      442,500.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1447925                              .2500
      190,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1447943                              .2500
      227,512.09                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1448062                              .2500
      579,900.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1449110                              .2500
      324,584.09                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1449348                              .2500
      646,287.14                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1449682                              .2500
      739,551.71                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000
1



      1450433                              .2500
      249,718.64                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            7.2500                         .0000

      1450824                              .2500
      272,013.86                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1451547                              .2500
      386,517.24                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1451624                              .2500
      262,500.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1451827                              .2500
      559,651.93                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1451852                              .2500
      649,168.17                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1451895                              .2500
      278,758.19                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1452289                              .2500
      520,059.58                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000
1



      1452329                              .2500
      149,904.35                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1452516                              .2500
      161,147.17                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1452819                              .2500
      213,426.52                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1452985                              .2500
      590,893.03                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1453643                              .2500
      342,411.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0000
            7.0450                         .0000

      1453775                              .2500
      208,465.04                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1453815                              .2500
      499,681.16                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1454083                              .2500
      209,855.48                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1454263                              .2500
      269,074.89                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1454286                              .2500
      115,858.96                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1454677                              .2500
      494,659.34                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1454767                              .2500
      639,581.34                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1454804                              .2500
      554,233.59                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1454901                              .2500
      673,597.24                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1454981                              .2500
       28,745.90                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1455039                              .2500
      347,244.56                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000
1



      1455091                              .2500
      474,376.47                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1455112                              .2500
      336,785.11                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1456221                              .1250
      384,890.28                           .0800
            7.9500                         .0000
            7.8250                         .0000
            7.7450                          .4950
            7.2500                         .0000

      1456473                              .2500
      339,788.67                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1456516                              .2500
      255,672.38                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1456660                              .2500
      262,041.15                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1456699                              .2500
      309,807.31                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1456776                              .2500
      176,476.39                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000
1



      1456820                              .2500
      214,564.30                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1456831                              .2500
      519,023.58                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1456832                              .2500
      391,743.95                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1456845                              .2500
      417,714.16                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1456848                              .2500
      573,920.30                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1456863                              .2500
      518,946.27                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1457410                              .2500
      256,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1457623                              .2500
      144,818.77                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            7.2500                         .0000
1



      1457687                              .2500
      232,030.51                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1457762                              .2500
      580,648.03                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1457846                              .2500
      207,669.22                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1457958                              .2500
      351,786.75                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1458096                              .2500
      535,640.35                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1458182                              .2500
      256,323.48                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1458257                              .2500
      241,545.61                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1458363                              .2500
      234,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000
1



      1458372                              .2500
      339,245.27                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1458468                              .2500
      853,482.65                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1458476                              .2500
      125,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1458549                              .2500
      375,241.58                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1458553                              .2500
      224,870.55                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1458661                              .2500
      227,865.38                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1458715                              .2500
      270,813.50                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1458718                              .2500
      270,318.50                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1458722                              .2500
      408,439.38                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1458739                              .2500
      143,350.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1458885                              .2500
      224,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1458926                              .2500
      269,818.84                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1458953                              .2500
      665,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1459265                              .2500
      221,123.82                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1459315                              .2500
      499,647.11                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1459455                              .1250
      238,075.73                           .0800
            7.9500                         .0000
            7.8250                         .0000
            7.7450                          .4950
            7.2500                         .0000
1



      1459609                              .2500
       71,850.37                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1459623                              .2500
       39,928.63                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1459699                              .2500
       49,937.62                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1459864                              .2500
      244,503.51                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1459909                              .2500
      143,905.80                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1459955                              .2500
      305,804.87                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1460104                              .2500
      281,833.51                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1460187                              .2500
      236,320.14                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1460213                              .2500
      221,400.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1460224                              .2500
      231,900.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1460248                              .2500
      222,139.10                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1460253                              .2500
      276,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1460338                              .2500
      215,737.35                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1460414                              .2500
      518,998.37                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1460418                              .2500
      537,311.50                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1460529                              .2500
      279,807.30                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1460547                              .2500
      135,917.61                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1460549                              .2500
      244,843.77                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1460569                              .2500
       51,600.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1460581                              .2500
      256,491.53                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1460620                              .2500
      271,651.91                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1460657                              .2500
      294,132.63                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1460689                              .2500
      339,771.87                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1460690                              .2500
      170,888.14                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000
1



      1460711                              .2500
      252,546.92                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000

      1460747                              .2500
      287,898.57                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1460757                              .2500
      291,880.76                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1460820                              .2500
      214,852.04                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1460888                              .2500
      299,246.28                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1460954                              .2500
      279,372.69                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1460985                              .2500
      376,732.72                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0000
            7.0950                         .0000

      1460987                              .2500
      498,879.82                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000
1



      1461180                              .2500
      209,686.97                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1461285                              .2500
      259,667.28                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1461305                              .2500
      494,382.51                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1461355                              .2500
      398,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                          .0000
            6.9700                         .0000

      1461363                              .2500
      284,818.27                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1461370                              .2500
      224,849.02                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1461496                              .2500
      219,703.77                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1461497                              .2500
      239,374.39                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000
1



      1461505                              .2500
      252,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1461514                              .2500
       68,950.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1461528                              .2500
      360,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1461574                              .2500
      262,827.96                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1461592                              .2500
      379,745.02                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1461598                              .2500
      470,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1461747                              .2500
      373,576.81                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1461748                              .2500
      230,754.67                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000
1



      1461754                              .2500
      462,138.96                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1461762                              .2500
      291,496.45                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1461771                              .2500
       94,715.44                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            7.2500                         .0000

      1461773                              .2500
      228,950.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1461908                              .2500
      324,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1461917                              .2500
      539,664.36                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1461921                              .2500
      215,862.26                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1461926                              .2500
      308,800.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1461930                              .2500
      239,838.97                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1461934                              .2500
      246,667.43                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1462050                              .2500
      554,342.31                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1462379                              .2500
      412,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1462380                              .2500
      256,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1462381                              .2500
      147,910.33                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000

      1462388                              .2500
      839,504.06                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1462408                              .2500
      509,649.03                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1462419                              .2500
      170,600.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1462426                              .2500
      272,512.32                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1462479                              .2500
      232,500.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1462576                              .2500
      259,821.07                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1462586                              .2500
      281,306.27                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1462603                              .2500
      239,850.83                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1462609                              .2500
      214,523.27                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1462645                              .2500
      329,789.57                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1462670                              .2500
      260,932.34                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000

      1462681                              .2500
      265,738.92                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1462691                              .2500
      259,406.75                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1462715                              .2500
      273,566.32                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1462764                              .2500
      260,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1462773                              .2500
      224,845.15                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1462822                              .2500
      276,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1462857                              .2500
      235,837.58                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1462860                              .2500
      207,860.44                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1462882                              .2500
      154,893.33                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1462884                              .2500
      281,250.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1462885                              .2500
      300,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1462892                              .2500
      219,863.24                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1462894                              .2500
      240,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1462908                              .2500
      206,210.85                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            7.2500                         .0000

      1462932                              .2500
      999,262.39                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1463031                              .2500
       79,942.10                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1463054                              .2500
      275,138.34                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1463057                              .2500
      630,951.09                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1463068                              .2500
      314,586.49                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1463069                              .2500
      389,500.91                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1463137                              .2500
      306,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1463138                              .2500
      315,782.53                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1463140                              .2500
      230,256.79                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000
1



      1463141                              .2500
      199,878.84                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1463159                              .2500
      176,800.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1463171                              .2500
      136,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1463173                              .2500
      136,000.00                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0000
            7.0950                         .0000

      1463192                              .2500
      258,400.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1463283                              .2500
      239,537.72                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1463294                              .2500
      270,581.71                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1463305                              .2500
      319,500.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000
1



      1463307                              .2500
      212,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1463314                              .2500
      288,750.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1463316                              .2500
       49,966.44                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1463317                              .2500
      269,809.43                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1463971                              .2500
      223,153.93                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1463980                              .2500
      575,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1464004                              .2500
      280,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1464023                              .2500
      241,657.29                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000
1



      1464038                              .2500
      259,829.93                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1464048                              .2500
      198,500.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1464459                              .2500
      275,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1464480                              .2500
      288,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1464483                              .2500
      256,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1464486                              .2500
      299,798.71                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1464510                              .2500
      298,494.43                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1464542                              .2500
      294,816.64                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000
1



      1464548                              .2500
      261,087.62                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1464557                              .2500
      284,944.10                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1464561                              .2500
      307,803.60                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1464579                              .2500
      400,702.40                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1464593                              .2500
      515,339.66                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1464631                              .2500
      252,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1464634                              .2500
       48,900.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1464635                              .2500
      247,444.36                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000
1



      1464653                              .2500
      198,691.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1464658                              .2500
      224,712.07                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1464664                              .2500
      250,800.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1464668                              .2500
      460,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1464758                              .2500
      107,500.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1464760                              .2500
      224,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1464771                              .2500
      129,919.20                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1464794                              .2500
      499,605.93                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1464802                              .2500
      160,804.23                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000

      1464826                              .2500
      248,406.50                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1464867                              .2500
      138,992.73                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1464872                              .2500
      110,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1464882                              .2500
      455,678.16                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1464935                              .2500
      193,573.29                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1464942                              .2500
      263,702.89                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            7.2500                         .0000

      1464944                              .2500
      290,499.94                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1465010                              .2500
      237,645.62                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1465048                              .6900
      246,729.15                           .0800
            9.0000                         .0000
            8.3100                         .0000
            8.2300                          .9800
            7.2500                         .0000

      1465098                              .2500
      251,593.52                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1465112                              .2500
       37,200.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1465114                              .2500
      240,542.55                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1465141                              .2500
      210,679.73                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                          .0000
            6.7200                         .0000

      1465144                              .2500
      251,443.40                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1465150                              .2500
      229,533.92                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1465202                              .2500
      463,375.25                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1465205                              .2500
      224,849.03                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1465218                              .2500
      458,115.87                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1465220                              .2500
       99,937.85                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1465231                              .2500
      318,047.45                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1465256                              .2500
      412,230.17                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1465272                              .2500
      292,500.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1465276                              .2500
      450,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1465278                              .2500
      268,172.60                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1465281                              .2500
      368,227.79                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1465283                              .2500
      254,520.24                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1465290                              .2500
      239,043.55                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1465293                              .2500
      255,672.38                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1465313                              .2500
      299,818.26                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1465330                              .2500
      364,532.89                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1465332                              .2500
      282,351.70                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000
1



      1465345                              .2500
      213,110.50                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1465414                              .2500
      584,192.16                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1465521                              .2500
      217,713.82                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1465610                              .2500
      600,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1465629                              .2500
      256,500.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1465636                              .2500
      298,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1465641                              .2500
      277,500.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1465643                              .2500
      267,820.18                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1465669                              .2500
       84,893.95                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1465689                              .2500
      349,552.11                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1465709                              .2500
      275,795.17                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1465710                              .2500
      297,805.07                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1465728                              .2500
      212,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1465730                              .2500
      253,683.14                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1466179                              .2500
      998,752.54                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1466180                              .2500
      213,431.73                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000
1



      1466181                              .2500
      319,762.51                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1466186                              .2500
      215,831.49                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                          .0000
            6.9700                         .0000

      1466190                              .2500
      248,815.20                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1466197                              .2500
      248,351.24                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                          .0000
            6.8450                         .0000

      1466203                              .2500
      376,720.21                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1466237                              .2500
      382,243.35                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1466248                              .2500
      210,346.91                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            7.2500                         .0000

      1466266                              .2500
      203,200.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1466274                              .2500
      239,400.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1466294                              .2500
      284,750.00                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0000
            7.0950                         .0000

      1466304                              .2500
      365,560.71                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1466320                              .2500
      379,717.98                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1466323                              .2500
      124,924.27                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1466332                              .2500
      289,455.46                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1466397                              .2500
      637,113.80                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1466400                              .2500
      325,370.19                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000
1



      1466404                              .2500
      156,904.89                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1466406                              .2500
      399,717.68                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1466410                              .2500
      479,669.67                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1466418                              .2500
      227,818.31                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1466430                              .2500
      271,027.06                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1466446                              .2500
      277,318.48                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1466460                              .2500
      245,085.44                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1466470                              .2500
      218,307.10                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000
1



      1466488                              .2500
      217,298.75                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1466501                              .2500
      240,050.57                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1466599                              .2500
      211,864.81                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1466608                              .2500
      360,732.08                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1466643                              .2500
      294,442.83                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1466667                              .2500
      303,314.63                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1466686                              .2500
      213,557.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1466689                              .2500
      300,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1466696                              .2500
      232,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1466720                              .2500
       97,932.56                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1466725                              .2500
      583,598.09                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1466726                              .2500
      313,828.48                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         1.4700
            7.2500                         .0000

      1466728                              .2500
      214,041.03                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1466729                              .2500
      223,705.94                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1466730                              .2500
      479,701.65                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1466731                              .2500
      332,770.82                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1466734                              .2500
      247,820.50                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1466737                              .2500
      267,833.43                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1466738                              .2500
      341,764.64                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1466741                              .2500
      202,873.82                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1466742                              .2500
      249,832.26                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1466755                              .2500
      592,500.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1466771                              .2500
       74,297.26                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1466790                              .2500
      499,672.93                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000
1



      1466796                              .2500
      192,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1466832                              .2500
      299,606.17                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1466842                              .2500
      233,854.56                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1466866                              .2500
      499,719.70                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            7.2500                         .0000

      1466880                              .2500
      219,250.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1466910                              .2500
      270,400.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1466920                              .2500
      350,776.18                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1466926                              .2500
      263,822.86                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1466944                              .2500
      352,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1466949                              .2500
      222,634.64                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1466950                              .2500
      314,616.99                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1466952                              .2500
      331,771.51                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1466953                              .2500
      419,732.18                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1466960                              .2500
      305,627.93                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1466962                              .2500
      218,271.06                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1466977                              .2500
      274,824.64                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1466997                              .2500
      556,662.57                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1467028                              .2500
      225,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1467067                              .2500
      255,819.31                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1467072                              .2500
      298,466.98                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .0000
            6.9200                         .0000

      1467075                              .2500
       47,470.27                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1467087                              .2500
      400,000.00                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0000
            7.0950                         .0000

      1467088                              .2500
      251,085.64                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1467095                              .2500
      216,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000
1



      1467103                              .2500
      250,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1467105                              .2500
      223,200.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1467117                              .2500
      251,125.53                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1467433                              .2500
      449,682.39                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1467442                              .2500
      228,530.27                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1467504                              .2500
      189,069.80                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1467514                              .2500
      200,658.27                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1467516                              .2500
      227,397.31                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1467517                              .2500
      234,853.93                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1467527                              .2500
      271,826.55                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1467530                              .2500
      225,852.16                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1467537                              .2500
      199,865.80                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1467541                              .2500
      229,445.95                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1467544                              .2500
      195,881.26                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1467553                              .2500
      228,450.46                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1467606                              .2500
      262,319.35                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000
1



      1467609                              .2500
      352,524.70                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1467613                              .2500
      339,564.89                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1467624                              .1250
      409,586.57                           .0800
            7.5000                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1467655                              .2500
      239,739.02                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1467657                              .2500
      264,585.43                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1467659                              .2500
      647,586.79                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1467661                              .2500
      163,900.65                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1467663                              .2500
      596,619.32                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1467673                              .2500
      372,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1467686                              .2500
      439,900.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1467687                              .2500
      620,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1467689                              .2500
      333,600.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1467691                              .2500
      215,900.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1467693                              .2500
      261,405.85                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1467695                              .2500
      239,846.96                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1467697                              .2500
      263,462.40                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000
1



      1467705                              .2500
      295,791.09                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1467706                              .2500
      287,806.76                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1467708                              .2500
      230,210.46                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1467709                              .2500
      109,728.18                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1467721                              .2500
      218,860.36                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1467723                              .2500
      359,776.24                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1467729                              .2500
      203,876.42                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1467730                              .2500
      249,594.76                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000
1



      1467742                              .2500
      215,862.26                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1467745                              .2500
      295,483.51                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1467753                              .2500
      109,928.04                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1467755                              .2500
      214,852.04                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1467756                              .2500
      369,745.37                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1467761                              .2500
      186,874.53                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1467762                              .2500
      284,818.27                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1467764                              .2500
      320,473.65                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000
1



      1467766                              .2500
      134,909.41                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1467769                              .2500
      142,404.38                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1467771                              .2500
      339,783.19                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1467773                              .2500
      418,867.74                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1467776                              .2500
      110,400.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1467804                              .2500
      400,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1467806                              .2500
      577,260.31                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1467809                              .2500
      218,227.43                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000
1



      1467812                              .2500
      261,573.29                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1467843                              .2500
      156,554.44                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1467846                              .2500
      239,838.96                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1467848                              .2500
      311,785.28                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1467850                              .2500
      211,068.72                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1467864                              .2500
      245,834.93                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1467865                              .2500
      299,802.75                           .0800
            8.1000                         .0000
            7.8500                         .0000
            7.7700                          .5200
            7.2500                         .0000

      1467866                              .2500
      249,832.25                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000
1



      1467871                              .2500
      246,354.46                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            7.2500                         .0000

      1467872                              .2500
      268,824.03                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1467881                              .2500
      239,842.20                           .0800
            8.1000                         .0000
            7.8500                         .0000
            7.7700                          .5200
            7.2500                         .0000

      1467884                              .2500
      239,850.06                           .0800
            8.3500                         .0000
            8.1000                         .0000
            8.0200                          .7700
            7.2500                         .0000

      1467893                              .2500
      246,533.83                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000

      1467908                              .2500
      248,133.39                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1467917                              .2500
      287,818.22                           .0800
            8.3000                         .0000
            8.0500                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1467923                              .2500
      215,865.74                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000
1



      1467925                              .2500
      384,735.04                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1467932                              .2500
      464,689.57                           .0800
            8.0250                         .0000
            7.7750                         .0000
            7.6950                          .4450
            7.2500                         .0000

      1467939                              .2500
      238,238.40                           .0800
            7.9500                         .0000
            7.7000                         .0000
            7.6200                          .3700
            7.2500                         .0000

      1467960                              .2500
      311,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1467962                              .2500
      531,693.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1467971                              .2500
      263,722.92                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468001                              .2500
      105,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1468018                              .2500
      153,651.96                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1468020                              .2500
      231,844.34                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468022                              .2500
      533,641.70                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468037                              .2500
       90,944.87                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468052                              .2500
      251,400.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468067                              .2500
      176,233.26                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468080                              .2500
      499,672.93                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468082                              .2500
      258,113.04                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1468085                              .2500
      213,663.67                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1468086                              .2500
      377,782.52                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1468088                              .2500
      230,856.42                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468112                              .2500
      373,773.43                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468116                              .2500
      396,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1468133                              .2500
      547,298.70                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468134                              .2500
      379,483.13                           .0300
            7.9500                         .0000
            7.7000                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1468135                              .2500
      312,996.16                           .0300
            8.1500                         .0000
            7.9000                         .0000
            7.8700                          .6200
            7.2500                         .0000

      1468136                              .2500
      349,570.03                           .0300
            8.4500                         .0000
            8.2000                         .0000
            8.1700                          .9200
            7.2500                         .0000
1



      1468137                              .2500
      257,825.12                           .0300
            7.9500                         .0000
            7.7000                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1468139                              .2500
      219,703.77                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468141                              .2500
      295,625.03                           .0300
            8.3000                         .0000
            8.0500                         .0000
            8.0200                          .7700
            7.2500                         .0000

      1468142                              .2500
      280,809.53                           .0300
            7.9500                         .0000
            7.7000                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1468143                              .2500
      259,649.92                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468145                              .2500
      299,616.08                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468146                              .2500
      399,726.10                           .0300
            7.9000                         .0000
            7.6500                         .0000
            7.6200                          .3700
            7.2500                         .0000

      1468147                              .2500
      271,826.55                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1468148                              .2500
      599,597.41                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468149                              .2500
      220,902.17                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468150                              .2500
      219,706.76                           .0300
            8.0500                         .0000
            7.8000                         .0000
            7.7700                          .5200
            7.2500                         .0000

      1468151                              .2500
      311,405.33                           .0300
            8.3500                         .0000
            8.1000                         .0000
            8.0700                          .8200
            7.2500                         .0000

      1468152                              .2500
      315,792.23                           .0300
            8.1000                         .0000
            7.8500                         .0000
            7.8200                          .5700
            7.2500                         .0000

      1468154                              .2500
      245,685.18                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468156                              .2500
      237,642.05                           .0300
            8.0500                         .0000
            7.8000                         .0000
            7.7700                          .5200
            7.2500                         .0000

      1468157                              .2500
      242,846.62                           .0300
            8.3000                         .0000
            8.0500                         .0000
            8.0200                          .7700
            7.2500                         .0000
1



      1468159                              .2500
      303,796.02                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468160                              .2500
      259,827.31                           .0300
            8.0500                         .0000
            7.8000                         .0000
            7.7700                          .5200
            7.2500                         .0000

      1468161                              .2500
      235,845.63                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468162                              .2500
      474,681.28                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468170                              .2500
      247,158.22                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1468173                              .2500
      251,581.07                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468211                              .2500
      598,567.69                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            7.2500                         .0000

      1468225                              .2500
      319,795.94                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1468227                              .2500
      226,390.10                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1468234                              .2500
      183,750.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468235                              .2500
      229,845.67                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468239                              .2500
      258,400.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468262                              .2500
      241,937.56                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468265                              .2500
      349,765.15                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468267                              .2500
      500,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1468277                              .2500
      390,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1468289                              .2500
      340,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1468290                              .2500
       91,942.81                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468292                              .2500
      209,710.01                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1468293                              .2500
      165,902.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1468294                              .2500
      157,893.98                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468297                              .2500
      203,063.66                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468298                              .2500
      279,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1468300                              .2500
      267,020.71                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1468301                              .2500
      523,665.86                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468302                              .2500
      179,882.25                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468303                              .2500
      327,906.29                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1468309                              .2500
      279,830.37                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468310                              .2500
       96,738.27                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468313                              .2500
      356,772.36                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468317                              .2500
      387,464.21                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1468319                              .2500
      839,421.92                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1468320                              .2500
      309,607.45                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468322                              .2500
      216,615.27                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468323                              .2500
      258,576.38                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468327                              .2500
      227,843.09                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1468334                              .2500
      256,286.47                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468337                              .2500
      460,690.68                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468338                              .2500
      299,798.71                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468339                              .2500
      248,824.25                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000
1



      1468341                              .2500
      161,499.55                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468342                              .2500
      204,076.29                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468344                              .2500
      459,691.35                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468346                              .2500
      232,105.64                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468347                              .2500
      232,651.55                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468348                              .2500
      274,950.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468349                              .2500
      314,783.22                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1468352                              .2500
      320,595.43                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1468353                              .2500
      279,807.30                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1468357                              .2500
      275,319.78                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468370                              .2500
      293,397.94                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1468371                              .2500
      265,222.75                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1468372                              .2500
      240,234.56                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1468373                              .2500
      222,846.53                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1468374                              .2500
      367,753.07                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1468376                              .2500
      296,774.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0000
            7.0450                         .0000
1



      1468377                              .2500
      234,738.34                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1468378                              .2500
      260,815.78                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1468379                              .2500
      546,123.90                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1468380                              .2500
      511,647.64                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1468381                              .2500
      268,508.23                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1468382                              .2500
      215,855.06                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1468383                              .2500
      699,553.63                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1468384                              .2500
      232,539.85                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000
1



      1468385                              .2500
      296,390.66                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1468401                              .2500
      299,209.08                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468402                              .2500
      299,788.26                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1468408                              .2500
      279,821.45                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1468412                              .2500
      232,535.76                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1468413                              .2500
      310,870.11                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1468416                              .2500
      300,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468421                              .2500
      216,378.63                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            7.2500                         .0000
1



      1468427                              .2500
      203,859.61                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1468435                              .2500
      363,545.92                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468449                              .2500
      323,769.00                           .0300
            7.7000                         .0000
            7.4500                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1468450                              .2500
      251,418.81                           .0300
            7.6500                         .0000
            7.4000                         .0000
            7.3700                          .1200
            7.2500                         .0000

      1468451                              .2500
      592,581.46                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1468452                              .2500
      251,816.69                           .0300
            7.6000                         .0000
            7.3500                         .0000
            7.3200                          .0700
            7.2500                         .0000

      1468453                              .2500
      299,818.25                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468454                              .2500
      427,688.67                           .0300
            7.6000                         .0000
            7.3500                         .0000
            7.3200                          .0700
            7.2500                         .0000
1



      1468455                              .2500
      371,478.47                           .0300
            7.8000                         .0000
            7.5500                         .0000
            7.5200                          .2700
            7.2500                         .0000

      1468456                              .2500
      324,788.48                           .0300
            8.1500                         .0000
            7.9000                         .0000
            7.8700                          .6200
            7.2500                         .0000

      1468457                              .2500
      249,827.08                           .0300
            7.8500                         .0000
            7.6000                         .0000
            7.5700                          .3200
            7.2500                         .0000

      1468458                              .2500
      439,686.30                           .0300
            7.7000                         .0000
            7.4500                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1468459                              .2500
      277,811.56                           .0300
            7.9500                         .0000
            7.7000                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1468460                              .2500
      218,647.12                           .0300
            7.8000                         .0000
            7.5500                         .0000
            7.5200                          .2700
            7.2500                         .0000

      1468461                              .2500
      273,808.55                           .0300
            7.8000                         .0000
            7.5500                         .0000
            7.5200                          .2700
            7.2500                         .0000

      1468462                              .2500
      264,620.51                           .0300
            7.9500                         .0000
            7.7000                         .0000
            7.6700                          .4200
            7.2500                         .0000
1



      1468464                              .2500
      285,100.65                           .0300
            7.8000                         .0000
            7.5500                         .0000
            7.5200                          .2700
            7.2500                         .0000

      1468465                              .2500
      223,852.72                           .0300
            8.1000                         .0000
            7.8500                         .0000
            7.8200                          .5700
            7.2500                         .0000

      1468466                              .2500
      612,089.02                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468467                              .2500
      270,323.95                           .0300
            8.1500                         .0000
            7.9000                         .0000
            7.8700                          .6200
            7.2500                         .0000

      1468468                              .2500
      247,838.59                           .0300
            8.1500                         .0000
            7.9000                         .0000
            7.8700                          .6200
            7.2500                         .0000

      1468469                              .2500
      223,039.26                           .0300
            7.6500                         .0000
            7.4000                         .0000
            7.3700                          .1200
            7.2500                         .0000

      1468470                              .2500
      328,179.64                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468471                              .2500
      287,790.50                           .0300
            7.6000                         .0000
            7.3500                         .0000
            7.3200                          .0700
            7.2500                         .0000
1



      1468472                              .2500
      639,548.29                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1468473                              .2500
      251,827.45                           .0300
            7.9000                         .0000
            7.6500                         .0000
            7.6200                          .3700
            7.2500                         .0000

      1468474                              .2500
      449,675.93                           .0300
            7.6500                         .0000
            7.4000                         .0000
            7.3700                          .1200
            7.2500                         .0000

      1468475                              .2500
      262,316.58                           .0300
            7.8000                         .0000
            7.5500                         .0000
            7.5200                          .2700
            7.2500                         .0000

      1468476                              .2500
      519,643.94                           .0300
            7.9000                         .0000
            7.6500                         .0000
            7.6200                          .3700
            7.2500                         .0000

      1468477                              .2500
      273,798.68                           .0300
            7.5500                         .0000
            7.3000                         .0000
            7.2700                          .0200
            7.2500                         .0000

      1468478                              .2500
      460,674.62                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1468479                              .2500
      529,618.32                           .0300
            7.6500                         .0000
            7.4000                         .0000
            7.3700                          .1200
            7.2500                         .0000
1



      1468480                              .2500
      267,808.93                           .0300
            7.7000                         .0000
            7.4500                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1468481                              .2500
      224,836.33                           .0300
            7.6000                         .0000
            7.3500                         .0000
            7.3200                          .0700
            7.2500                         .0000

      1468482                              .2500
      227,835.80                           .0300
            7.6500                         .0000
            7.4000                         .0000
            7.3700                          .1200
            7.2500                         .0000

      1468483                              .2500
      410,104.45                           .0300
            7.6500                         .0000
            7.4000                         .0000
            7.3700                          .1200
            7.2500                         .0000

      1468484                              .2500
      287,796.73                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1468485                              .2500
      250,839.95                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468486                              .2500
      235,833.44                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1468492                              .2500
      247,600.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1468494                              .2500
      332,808.41                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1468496                              .2500
      221,451.30                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468502                              .2500
      299,606.17                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468506                              .2500
      221,651.18                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468510                              .2500
      453,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468523                              .2500
      244,300.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468535                              .2500
      139,915.19                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468540                              .2500
      299,392.07                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1468542                              .2500
      106,335.55                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468548                              .2500
      285,208.50                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468552                              .2500
      310,311.89                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468561                              .2500
      279,817.39                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468563                              .2500
      211,842.67                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1468569                              .2500
      272,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468571                              .2500
      243,036.45                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1468578                              .2500
      243,663.06                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000
1



      1468579                              .2500
      283,827.95                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468585                              .2500
      219,848.59                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1468602                              .2500
      194,088.27                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1468631                              .2500
      149,901.87                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468653                              .2500
       72,954.63                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468654                              .2500
      250,818.28                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1468656                              .2500
      308,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1468657                              .2500
      276,199.94                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000
1



      1468674                              .2500
      315,359.65                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1468680                              .2500
      275,928.85                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1468681                              .2500
      127,914.11                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468685                              .2500
      268,233.18                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468693                              .2500
      278,822.10                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468698                              .2500
      251,750.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1468704                              .2500
      295,401.66                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468720                              .2500
      105,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000
1



      1468723                              .2500
      217,842.21                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1468725                              .2500
      288,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468727                              .2500
      231,600.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468754                              .2500
       84,947.16                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468761                              .2500
      348,516.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468762                              .2500
      248,475.39                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1468764                              .2500
      283,627.23                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468765                              .2500
      129,749.59                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1468766                              .8750
      300,831.26                           .0300
            8.8750                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468768                              .8750
      236,308.10                           .0300
            9.5000                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            7.2500                         .0000

      1468769                              .2500
      299,803.76                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468770                              .2500
      905,808.57                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468771                              .2500
      574,633.35                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468772                              .2500
      314,575.87                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468773                              .2500
      320,409.87                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468775                             1.1250
      231,888.74                           .0300
            8.8750                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1468776                              .2500
      246,579.79                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468777                              .2500
      259,514.67                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468778                              .2500
      284,096.22                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.7200
            7.2500                         .0000

      1468779                              .2500
      354,080.88                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468780                              .2500
      221,743.63                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1468781                              .2500
      254,681.91                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468782                              .2500
      241,252.23                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468783                              .2500
      273,485.59                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000
1



      1468784                              .2500
      271,822.08                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468787                              .2500
      282,810.12                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468788                              .2500
      266,087.04                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         1.4700
            7.2500                         .0000

      1468789                              .2500
      552,856.14                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468790                              .2500
      648,408.10                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468791                              .2500
      208,274.30                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.7200
            7.2500                         .0000

      1468792                              .2500
      319,790.68                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468796                              .2500
      312,220.27                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000
1



      1468797                              .2500
      259,329.97                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468798                              .2500
      217,508.75                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468799                              .2500
      216,027.56                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468800                              .2500
      349,098.04                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468801                              .2500
      239,700.62                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468802                              .2500
       29,979.86                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468803                              .2500
      431,440.78                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468804                              .2500
      311,220.46                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.9700
            7.2500                         .0000
1



      1468805                              .2500
      558,628.50                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468806                              .2500
       50,746.50                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468807                              .8750
      224,618.78                           .0300
            8.8750                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468808                              .8750
      260,853.68                           .0300
            8.8750                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468810                              .2500
      519,351.32                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468811                              .2500
      523,576.81                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468812                              .2500
      262,155.10                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468813                              .2500
      292,075.74                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1468815                              .2500
      311,146.34                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468816                              .2500
      268,247.41                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468817                             1.1250
      294,061.97                           .0300
            9.5000                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1468818                              .2500
      368,049.08                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468820                              .2500
      379,045.31                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468821                              .2500
      256,332.21                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468822                              .2500
      423,472.81                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468823                              .2500
      311,501.24                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1468824                              .2500
      299,054.25                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468825                              .2500
      264,277.02                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468826                              .2500
      149,812.88                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468827                              .2500
      218,057.23                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468828                              .2500
      225,848.36                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468829                              .2500
      237,356.12                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468830                              .8750
      258,365.53                           .0300
            9.0000                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468831                              .8750
      241,600.45                           .0300
            9.0000                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000
1



      1468832                              .2500
      211,857.75                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468833                              .2500
      224,434.72                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468835                              .2500
      215,094.24                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468838                              .2500
      284,813.57                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468839                              .8750
      232,594.68                           .0300
            9.0000                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468840                              .8750
      223,766.86                           .0300
            9.2500                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1468841                              .2500
      215,862.26                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468842                              .2500
      261,968.08                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1468843                              .2500
      432,009.94                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468844                             1.1250
      206,327.46                           .0300
            9.3750                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468845                              .2500
      297,305.39                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468846                              .2500
      339,783.19                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468847                              .2500
      281,959.49                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468848                              .2500
      220,075.29                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468849                              .2500
      439,422.41                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468851                              .2500
      274,715.55                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1468852                              .2500
      133,733.61                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468853                              .2500
      258,843.09                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468854                             1.1250
      265,614.64                           .0300
            9.6250                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1468855                              .2500
      146,802.08                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468856                              .2500
      249,832.26                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468857                              .2500
      248,689.38                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468858                              .2500
      455,431.16                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468859                              .2500
      283,127.85                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000
1



      1468860                              .2500
      176,884.22                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468861                              .2500
      303,451.14                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468862                              .2500
       33,957.59                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468863                              .2500
      517,370.17                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468864                              .2500
      242,860.20                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1468865                              .2500
       59,961.74                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468866                              .2500
      286,033.48                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468867                              .2500
      227,847.02                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1468868                              .2500
      643,100.03                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468869                              .2500
       61,890.55                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468870                              .2500
      494,533.76                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468871                              .2500
      349,765.15                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468872                              .2500
      290,978.11                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1468873                              .2500
      258,558.52                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468874                              .2500
      878,844.81                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468875                              .2500
      269,428.13                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000
1



      1468877                              .2500
      229,845.67                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468878                              .2500
      242,091.53                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468879                              .2500
      284,822.85                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468880                              .2500
      339,553.68                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468881                              .2500
      258,934.77                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468882                              .2500
      274,157.57                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468883                              .2500
      144,906.88                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468884                              .2500
      240,057.16                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000
1



      1468885                              .2500
      104,929.55                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468886                              .2500
      238,755.28                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468888                              .2500
      287,816.35                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468889                              .2500
      393,772.92                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1468890                              .2500
      351,764.48                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468891                              .2500
      426,300.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468892                              .2500
      265,821.52                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468893                              .2500
      249,680.06                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1468894                              .2500
      294,457.26                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468895                              .2500
      163,140.46                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468896                              .2500
      282,281.97                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            7.2500                         .0000

      1468897                              .2500
      397,252.93                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468898                              .2500
      368,016.27                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468899                              .2500
      384,555.37                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1468900                              .2500
      294,622.48                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468901                              .2500
      215,855.07                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1468902                              .2500
      299,450.91                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468903                              .2500
       86,644.71                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468904                              .2500
      397,746.21                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468905                              .2500
      337,369.17                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468907                             1.1250
      248,564.15                           .0300
            9.0000                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468908                              .2500
      334,775.22                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468909                              .2500
      349,574.43                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468910                              .2500
      338,782.77                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1468911                              .2500
      252,730.31                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468912                              .2500
      364,508.55                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468913                              .2500
      649,249.32                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1468914                              .2500
      275,819.45                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468915                              .2500
      246,907.05                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1468916                              .2500
       59,972.01                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         2.2200
            7.2500                         .0000

      1468917                              .2500
      159,805.45                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468918                              .2500
      419,462.52                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1468919                              .2500
      351,763.81                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468920                              .2500
      281,810.78                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468921                              .2500
      249,832.26                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468922                              .2500
      227,861.88                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468923                              .2500
      719,529.02                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468924                              .2500
      179,896.44                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1468925                              .2500
      331,314.16                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            7.2500                         .0000

      1468926                              .2500
      211,125.28                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000
1



      1468929                              .2500
      295,816.02                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468930                              .2500
      211,857.75                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468931                              .2500
      641,569.23                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468932                              .2500
      475,688.63                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468933                              .2500
      295,801.39                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468934                              .2500
      315,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468935                              .2500
      278,822.10                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468936                              .2500
      372,256.34                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000
1



      1468937                              .2500
      211,657.89                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468938                              .2500
      338,184.21                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468939                              .2500
      224,660.28                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468941                              .2500
      239,708.19                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468943                              .2500
      322,845.60                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         1.4700
            7.2500                         .0000

      1468944                              .2500
      230,996.36                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468945                              .2500
      361,157.50                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468946                              .2500
      132,820.92                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1468947                              .2500
      277,827.21                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468949                              .2500
      349,771.05                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468950                              .2500
      375,766.30                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468951                              .2500
      304,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468952                              .2500
      375,747.72                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468953                              .2500
      232,601.59                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468954                              .2500
      290,327.99                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468955                              .2500
      215,723.57                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1468956                              .2500
      294,686.15                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468957                              .2500
      298,199.78                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468958                              .2500
      205,868.64                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468959                              .2500
      226,362.79                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468960                              .2500
      127,914.11                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468961                              .2500
      223,114.75                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468962                              .2500
      217,671.41                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1468963                              .2500
      102,930.89                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1468964                              .2500
       74,952.18                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468965                              .2500
      249,832.26                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468966                              .2500
      413,722.21                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468967                              .2500
      247,849.76                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1468968                              .2500
      129,919.20                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468969                              .2500
      209,321.18                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468970                              .2500
      228,357.97                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1468971                              .2500
      542,687.60                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000
1



      1468972                              .2500
      339,983.07                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468973                              .2500
      269,419.10                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468974                              .2500
      237,248.62                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468975                              .2500
      499,326.77                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468976                              .2500
      259,825.54                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468977                              .2500
      221,890.80                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.9700
            7.2500                         .0000

      1468979                              .2500
      278,835.28                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1468980                              .2500
      256,290.60                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000
1



      1468981                              .2500
      267,025.76                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1468982                              .2500
      209,458.81                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1468983                              .2500
      283,500.75                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1468984                              .2500
      218,357.07                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1468996                              .2500
      279,632.44                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1469000                              .2500
      255,390.48                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                          .0000
            6.7200                         .0000

      1469003                              .2500
      304,800.48                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1469007                              .2500
      290,700.00                           .0300
            7.4500                         .0000
            7.2000                         .0000
            7.1700                          .0000
            7.1700                         .0000
1



      1469009                              .2500
      240,000.00                           .0300
            7.6500                         .0000
            7.4000                         .0000
            7.3700                          .1200
            7.2500                         .0000

      1469011                              .2500
      373,249.39                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1469012                              .2500
      646,800.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1469025                              .2500
      431,724.53                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1469027                              .2500
      270,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1469029                              .2500
      239,865.45                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            7.2500                         .0000

      1469030                              .2500
      299,436.68                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1469031                              .2500
      211,358.08                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1469035                              .2500
      295,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1469036                              .2500
      348,577.58                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1469039                              .2500
      277,922.67                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1469041                              .2500
      292,322.80                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1469045                              .2500
      219,614.24                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1469047                              .2500
      246,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1469048                              .2500
      220,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1469049                              .2500
      283,108.52                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000
1



      1469051                              .2500
      252,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1469053                              .2500
      259,821.07                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1469058                              .2500
      375,504.21                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1469087                              .2500
      224,387.47                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1469089                              .2500
      228,442.68                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1469090                              .2500
      267,120.64                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1469094                              .2500
      461,673.92                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1469095                              .2500
      215,851.35                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000
1



      1469109                              .2500
      254,837.40                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1469175                              .2500
      250,986.52                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1469176                              .2500
      215,468.06                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1469177                              .2500
      413,788.62                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         1.1700
            7.2500                         .0000

      1469179                              .2500
      299,265.24                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000

      1469180                              .2500
      317,636.54                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1469181                              .2500
      358,918.78                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000

      1469182                              .2500
      222,628.40                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000
1



      1469183                              .2500
      296,752.54                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1469184                              .2500
      223,534.48                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1469185                              .2500
      353,784.44                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1469186                              .2500
      217,828.71                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000

      1469188                              .2500
      255,754.79                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1469189                              .2500
      226,334.42                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1469190                              .2500
      349,051.18                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1469191                              .2500
      263,428.48                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000
1



      1469192                              .2500
      323,359.83                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1469193                              .2500
      355,021.33                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1469194                              .2500
      357,736.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1469195                              .2500
      265,072.58                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1469197                              .2500
      287,494.17                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000

      1469198                              .2500
      378,969.84                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1469199                              .2500
      381,744.25                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1469200                              .2500
      273,498.47                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000
1



      1469201                              .2500
      289,359.86                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1469202                              .2500
      224,588.16                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000

      1469203                              .2500
      310,453.45                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1469204                              .2500
      561,331.03                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1469205                              .2500
      396,673.90                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1469206                              .2500
      326,285.45                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1469207                              .2500
      270,592.82                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1469208                              .2500
      449,041.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000
1



      1469209                              .2500
      234,714.25                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000

      1469210                              .2500
      444,364.02                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1469211                              .2500
      342,489.29                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1469212                              .2500
      250,179.42                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1469241                              .2500
      118,750.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            7.2500                         .0000

      1469247                              .2500
      300,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1469249                              .2500
      271,313.15                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1469263                              .2500
      192,377.25                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1469266                              .2500
      246,857.89                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1469269                              .2500
      288,820.37                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1469273                              .2500
      299,803.76                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1469286                              .2500
      300,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1469289                              .2500
      169,678.22                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1469292                              .2500
      395,710.62                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .0000
            6.9200                         .0000

      1469294                              .2500
      387,489.45                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000

      1469295                              .2500
      262,949.76                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0000
            7.0450                         .0000
1



      1469296                              .2500
      325,355.88                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1469297                              .2500
      224,577.49                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1469298                              .2500
      246,860.97                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1469299                              .2500
      357,773.53                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1469300                              .2500
      998,619.08                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1469301                              .2500
      226,676.69                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                          .0000
            6.6700                         .0000

      1469302                              .2500
      523,075.17                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1469303                              .2500
      240,273.81                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000
1



      1469304                              .2500
      355,495.85                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1469305                              .2500
      299,327.87                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1469306                              .2500
      264,452.38                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1469307                              .2500
      363,509.89                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1469308                              .2500
      251,573.02                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         1.2950
            7.2500                         .0000

      1469309                              .2500
      236,696.70                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1469310                              .2500
      353,681.83                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1469311                              .2500
      329,331.27                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000
1



      1469312                              .2500
      302,537.46                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0000
            7.0450                         .0000

      1469313                              .2500
      284,813.57                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1469314                              .2500
      255,844.91                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000

      1469315                              .2500
      294,431.49                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1469316                              .2500
      224,852.82                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1469317                              .2500
      349,235.20                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1469319                              .2500
      284,686.40                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1469320                              .2500
       74,844.12                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000
1



      1469321                              .2500
      299,782.86                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1469322                              .2500
      224,511.38                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1469323                              .2500
      220,517.06                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1469324                              .2500
      259,801.92                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0000
            7.0450                         .0000

      1469325                              .2500
      998,619.08                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1469326                              .2500
      968,693.96                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1469327                              .2500
      242,981.06                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1469328                              .2500
      662,710.78                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000
1



      1469329                              .2500
      278,604.88                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1469330                              .2500
      498,986.79                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1469332                              .2500
      233,796.14                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1469333                              .2500
      350,577.31                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1469334                              .2500
      399,189.45                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1469335                              .2500
      210,729.97                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1469336                              .2500
      254,656.66                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1469338                              .2500
      222,828.28                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000
1



      1469339                              .2500
      169,304.09                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1469340                              .2500
      255,993.21                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1469341                              .2500
      658,500.50                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1469342                              .2500
      299,760.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                          .0000
            6.7950                         .0000

      1469343                              .2500
      699,008.69                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1469344                              .2500
      649,056.11                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1469345                              .2500
      249,654.77                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1469346                              .2500
      386,100.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000
1



      1469349                              .2500
      236,110.52                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1469353                              .2500
      240,738.36                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1469360                              .2500
      236,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1469363                              .2500
      295,990.70                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1469367                              .2500
      299,813.53                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1469377                              .2500
      229,841.72                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1469387                              .2500
      124,913.97                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1469388                              .2500
      207,867.37                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1469389                              .2500
      308,550.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1469396                              .2500
      254,245.88                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1469397                              .2500
      329,789.56                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1469398                              .2500
      175,099.20                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1469399                              .2500
      266,779.77                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1469470                              .2500
      450,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1469476                              .2500
      225,852.16                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1469549                              .2500
      262,619.15                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1469551                              .2500
      216,273.64                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1469552                              .2500
      218,919.90                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1469553                              .2500
      258,157.12                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.5950
            7.2500                         .0000

      1469554                              .2500
      492,325.43                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1469555                              .2500
      256,122.79                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1469556                              .2500
      213,128.66                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1469559                              .2500
      343,736.63                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1469560                              .2500
      349,759.13                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1469561                              .2500
      297,994.78                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1469562                              .2500
      375,634.69                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1469563                              .2500
      312,810.38                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1469564                              .2500
      235,042.19                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1469565                              .2500
      207,853.19                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1469566                              .2500
      228,325.33                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1469567                              .2500
      343,780.64                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1469568                              .2500
      224,845.15                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1469569                              .2500
      649,552.68                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1469570                              .2500
      475,930.44                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1469571                              .2500
      239,843.01                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1469572                              .2500
      214,667.73                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1469573                              .2500
      295,796.29                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1469574                              .2500
      220,159.52                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1469575                              .2500
      244,827.08                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1469576                              .2500
      270,703.92                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000
1



      1469577                              .2500
      239,439.23                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1469578                              .2500
      311,041.16                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1469579                              .2500
      259,821.07                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1469580                              .2500
      254,837.40                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1469581                              .2500
      327,774.27                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1469582                              .2500
      256,356.20                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            7.2500                         .0000

      1469583                              .2500
      253,838.03                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1469584                              .2500
      534,675.89                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000
1



      1469585                              .2500
      304,605.63                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1469586                              .2500
      279,397.64                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1469587                              .2500
      237,877.71                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1469588                              .2500
      316,432.09                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1469589                              .2500
      258,131.04                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1469590                              .2500
      225,440.77                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1469591                              .2500
      134,909.41                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1469592                              .2500
      321,761.02                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000
1



      1469593                              .2500
      236,840.98                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1469594                              .2500
      176,125.60                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1469595                              .2500
      379,751.43                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1469641                              .2500
      244,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1469649                              .2500
      499,704.80                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1469650                              .2500
      188,770.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1469652                              .2500
      233,100.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1469659                              .2500
      251,422.37                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0000
            7.0450                         .0000
1



      1469662                              .2500
      669,120.49                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1469663                              .2500
       69,955.36                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1469681                              .2500
      220,352.05                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1469695                              .2500
      287,069.05                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1469696                              .2500
      318,320.83                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1469697                              .2500
      327,414.84                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            7.2500                         .0000

      1469698                              .2500
      227,713.68                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1469699                              .2500
      324,215.65                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000
1



      1469700                              .2500
      311,016.72                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1469701                              .2500
      216,395.32                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         1.1700
            7.2500                         .0000

      1469702                              .2500
      139,879.25                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1469703                              .2500
      263,020.42                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1469704                              .2500
       81,837.99                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1469705                              .2500
      219,315.83                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1469706                              .2500
      309,417.92                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1469708                              .2500
      277,104.76                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            7.2500                         .0000
1



      1469709                              .2500
      241,947.79                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1469710                              .2500
      241,679.60                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .0000
            6.9200                         .0000

      1469711                              .2500
      226,029.64                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0000
            7.0450                         .0000

      1469712                              .2500
      218,045.92                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1469714                              .2500
      229,228.03                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            7.2500                         .0000

      1469715                              .2500
      276,263.67                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000

      1469716                              .2500
      186,929.94                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1469769                              .2500
      274,229.44                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000
1



      1469783                              .2500
      294,750.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1469799                              .2500
      229,837.67                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1469813                              .2500
      341,781.92                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1469817                              .2500
      199,858.85                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1469820                              .2500
      223,200.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1469822                              .2500
      291,454.31                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1469824                              .2500
      471,714.06                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1469834                              .2500
      234,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000
1



      1469838                              .2500
      362,950.05                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1469840                              .2500
      472,327.87                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1469853                              .2500
      254,700.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1469863                              .2500
      231,852.06                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1469885                              .2500
      224,845.15                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1469920                              .2500
      130,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1469938                              .2500
      439,697.19                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1469945                              .2500
      224,845.15                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1469951                              .2500
      279,622.98                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1469952                              .2500
      297,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1469956                              .2500
      311,810.99                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1469957                              .2500
      381,256.72                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1469965                              .2500
      329,800.08                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1469968                              .2500
      269,332.49                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1469970                              .2500
      499,664.50                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1469972                              .2500
      455,716.57                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000
1



      1469974                              .2500
      499,719.69                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            7.2500                         .0000

      1469978                              .2500
      278,258.37                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1469979                              .2500
      345,201.27                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1469981                              .2500
      314,400.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1469983                              .2500
      208,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1469984                              .2500
      399,775.75                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            7.2500                         .0000

      1470017                              .2500
      228,401.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1470018                              .2500
      242,813.60                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000
1



      1470019                              .2500
      204,027.35                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1470021                              .2500
      336,966.97                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1470024                              .2500
      271,712.88                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1470029                              .2500
      344,762.57                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1470035                              .2500
      235,249.90                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1470037                              .2500
      317,512.43                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1470040                              .2500
      349,752.98                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1470044                              .2500
      241,034.01                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1470045                              .2500
      429,704.08                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1470046                              .2500
      219,463.51                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1470050                              .2500
      314,333.52                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1470054                              .2500
      252,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1470055                              .2500
      259,829.93                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1470061                              .2500
      574,594.17                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1470066                              .2500
      499,655.90                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1470074                              .2500
      228,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000
1



      1470077                              .2500
      282,373.52                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         1.1700
            7.2500                         .0000

      1470078                              .2500
      360,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1470080                              .2500
      637,103.76                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1470085                              .2500
      222,861.38                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1470087                              .2500
      351,763.81                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1470091                              .2500
      369,751.74                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1470092                              .2500
      138,699.54                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1470095                              .2500
      119,919.48                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1470102                              .2500
      329,767.09                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1470103                              .2500
      219,794.08                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1470105                              .2500
      649,585.51                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1470132                              .2500
      436,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1470136                              .2500
      254,329.24                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1470149                              .2500
      416,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1470155                              .2500
      242,732.84                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1470160                              .2500
      269,814.19                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1470175                              .2500
      150,293.85                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1470180                              .2500
      187,380.43                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1470185                              .2500
      274,833.41                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000

      1470186                              .2500
       99,439.72                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000

      1470187                              .2500
       96,441.54                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000

      1470190                              .2500
      261,737.21                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1470192                              .2500
      523,665.86                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1470193                              .2500
      260,841.88                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000
1



      1470196                              .2500
      375,506.42                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1470200                              .2500
      234,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1470202                              .2500
      220,203.11                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1470203                              .2500
      800,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1470204                              .2500
      197,650.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1470205                              .2500
      300,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0000
            7.0450                         .0000

      1470211                              .2500
      575,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1470222                              .2500
      284,014.09                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000
1



      1470225                              .2500
      224,845.15                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1470226                              .2500
      463,680.68                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1470228                              .2500
      224,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1470232                              .2500
      243,100.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1470236                              .2500
      230,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1470241                              .2500
      247,510.03                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1470244                              .2500
      233,223.29                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1470245                              .2500
      227,850.85                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000
1



      1470246                              .2500
      270,835.82                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1470248                              .2500
      205,875.20                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1470251                              .2500
      227,230.39                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1470254                              .2500
      110,919.65                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1470257                              .2500
      248,353.28                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1470259                              .2500
      319,779.77                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1470262                              .2500
      322,492.65                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1470264                              .2500
      274,352.54                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                          .0000
            6.9700                         .0000
1



      1470266                              .2500
      445,722.78                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1470269                              .2500
      308,198.25                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1470361                              .2500
      395,942.65                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1470387                              .2500
      233,700.53                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1470390                              .2500
      279,500.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1470392                              .2500
      456,250.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1470395                              .2500
      247,829.32                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1470422                              .2500
      234,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000
1



      1470423                              .2500
      269,500.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1470426                              .2500
      299,616.08                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1470431                              .2500
      103,935.35                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1470440                              .2500
      364,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1470443                              .2500
      640,577.03                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1470444                              .2500
      488,455.76                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1470446                              .2500
      399,950.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1470449                              .2500
      221,100.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1470461                              .2500
      299,344.43                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1470463                              .2500
      334,775.22                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1470467                              .2500
      220,709.89                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1470468                              .5400
      327,890.78                           .0800
            8.2500                         .0000
            7.7100                         .0000
            7.6300                          .3800
            7.2500                         .0000

      1470469                              .2500
      203,200.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1470472                              .2500
      293,403.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1470474                              .2500
      257,534.60                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1470482                              .2500
      265,409.39                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000
1



      1470483                              .2500
      239,381.50                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1470487                              .2500
      249,224.29                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1470488                              .2500
      228,450.46                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1470489                              .2500
      492,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1470490                              .2500
      225,480.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1470491                              .2500
      569,100.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1470492                              .2500
      204,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1470493                              .2500
      138,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1470494                              .2500
      275,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1470526                              .2500
      239,668.58                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1470535                              .2500
      264,476.43                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1470537                              .2500
      264,643.19                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1470540                              .2500
      219,703.77                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1470544                              .2500
      290,200.15                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1470548                              .2500
      635,112.62                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1470568                              .2500
      263,518.52                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1470606                              .2500
      248,824.25                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1470611                              .2500
      234,829.91                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1470617                              .2500
      234,325.97                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1470633                              .2500
      559,614.61                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1470668                              .2500
      343,548.41                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1470683                              .2500
      245,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1470686                              .2500
      269,504.42                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1470689                              .2500
      328,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1470690                              .2500
      600,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1470700                              .2500
      138,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1470704                              .2500
      228,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1470705                              .2500
      245,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1470707                              .2500
       60,700.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1470708                              .2500
      423,250.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1470711                              .2500
      249,322.29                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1470716                              .2500
      188,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000
1



      1470737                              .2500
      265,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1470752                              .2500
       82,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1470756                              .2500
      239,826.30                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1470757                              .2500
      109,100.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000

      1470758                              .2500
      175,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1470759                              .2500
      364,000.00                           .0800
            7.9000                         .0000
            7.6500                         .0000
            7.5700                          .3200
            7.2500                         .0000

      1470760                              .2500
       70,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1470761                              .2500
      110,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000
1



      1470765                              .2500
      136,907.14                           .0800
            7.9500                         .0000
            7.7000                         .0000
            7.6200                          .3700
            7.2500                         .0000

      1470766                              .2500
       62,600.00                           .0800
            7.6000                         .0000
            7.3500                         .0000
            7.2700                          .0200
            7.2500                         .0000

      1470767                              .2500
       94,500.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1470768                              .2500
      176,250.00                           .0800
            7.9500                         .0000
            7.7000                         .0000
            7.6200                          .3700
            7.2500                         .0000

      1470769                              .2500
       75,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1470770                              .2500
       43,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1470771                              .2500
       97,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1470772                              .2500
       79,000.00                           .0800
            7.8500                         .0000
            7.6000                         .0000
            7.5200                          .2700
            7.2500                         .0000
1



      1470773                              .2500
       84,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000

      1470777                              .2500
      240,000.00                           .0800
            7.9000                         .0000
            7.6500                         .0000
            7.5700                          .3200
            7.2500                         .0000

      1470779                              .2500
       72,700.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1470780                              .2500
      165,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1470781                              .2500
       80,700.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1470782                              .2500
      243,700.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1470783                              .2500
       90,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1470784                              .2500
       55,800.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000
1



      1470786                              .2500
      277,668.25                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1470787                              .2500
      238,500.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1470808                              .2500
      211,699.79                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1470816                              .2500
      375,947.57                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1470825                              .2500
       60,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1470826                              .2500
      169,200.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1470827                              .2500
      129,211.01                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1470830                              .2500
      296,785.04                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000
1



      1470832                              .2500
      296,030.14                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1470833                              .2500
      259,816.50                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1470834                              .2500
      213,852.73                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1470837                              .2500
       90,935.77                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1470838                              .2500
      238,185.97                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1470839                              .2500
      221,647.36                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1470840                              .2500
      246,800.40                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1470851                              .2500
      224,837.97                           .0300
            7.6500                         .0000
            7.4000                         .0000
            7.3700                          .1200
            7.2500                         .0000
1



      1470852                              .2500
      215,862.26                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1470853                              .2500
      220,000.00                           .0300
            7.8000                         .0000
            7.5500                         .0000
            7.5200                          .2700
            7.2500                         .0000

      1470854                              .2500
      259,200.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1470855                              .2500
      235,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1470862                              .2500
      335,218.22                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1470865                              .2500
      259,811.82                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1470867                              .2500
      231,156.23                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1470872                              .2500
      244,470.38                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1470929                              .2500
      333,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1470933                              .2500
      255,819.31                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1470972                              .2500
      215,594.40                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1470991                              .2500
      353,135.83                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1470995                              .2500
      373,767.54                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1470997                              .2500
      334,769.46                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471000                              .2500
      238,843.97                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1471002                              .2500
      299,606.19                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000
1



      1471005                              .2500
      288,815.72                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1471011                              .2500
      214,862.91                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1471014                              .2500
      312,795.25                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1471038                              .2500
      254,841.50                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1471044                              .2500
      182,392.25                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1471084                              .2500
      500,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471086                              .2500
      522,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471089                              .2500
      313,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1471090                              .2500
      440,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471091                              .2500
      230,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1471092                              .2500
      340,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471094                              .2500
      239,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1471095                              .2500
      273,700.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1471096                              .2500
      317,500.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471101                              .2500
      242,852.79                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1471103                              .2500
      239,300.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1471129                              .2500
      379,731.80                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1471130                              .2500
      279,623.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1471132                              .2500
      266,840.23                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1471133                              .2500
      416,490.67                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1471135                              .2500
      249,634.74                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1471137                              .2500
      281,487.37                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1471138                              .2500
      289,628.87                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1471140                              .2500
      315,776.96                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000
1



      1471141                              .2500
      254,647.87                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1471142                              .2500
      432,709.47                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1471150                              .2500
      275,469.07                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1471153                              .2500
      259,821.06                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1471158                              .2500
      767,500.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1471160                              .2500
      227,351.18                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1471180                              .2500
      403,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1471239                              .2500
      327,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1471245                              .2500
      245,789.65                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471246                              .2500
      513,484.30                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1471256                              .2500
      220,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1471283                              .2500
       93,856.50                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0000
            7.0950                         .0000

      1471288                              .2500
      280,953.51                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471290                              .2500
      319,756.50                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0000
            7.0950                         .0000

      1471298                              .1250
      207,139.92                           .0800
            7.2500                         .0000
            7.1250                         .0000
            7.0450                          .0000
            7.0450                         .0000

      1471299                              .2500
      176,700.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1471302                              .2500
      300,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471304                              .2500
      468,750.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1471311                              .2500
      107,689.59                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            7.2500                         .0000

      1471312                              .2500
      135,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1471313                              .2500
      240,126.08                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471315                              .2500
      307,500.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1471319                              .2500
      294,900.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1471320                              .2500
      239,830.61                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000
1



      1471321                              .2500
      487,696.67                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1471322                              .2500
      287,596.87                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1471323                              .2500
      257,822.45                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1471324                              .2500
      284,803.86                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1471325                              .2500
      262,814.37                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1471326                              .2500
      252,317.25                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1471327                              .2500
      393,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1471328                              .2500
      419,696.01                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000
1



      1471329                              .2500
      235,849.51                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1471330                              .2500
      495,649.92                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1471331                              .2500
      332,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1471332                              .2500
      326,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1471333                              .2500
      327,768.49                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1471334                              .2500
      215,048.11                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1471356                              .2500
      346,500.00                           .0300
            7.8000                         .0000
            7.5500                         .0000
            7.5200                          .2700
            7.2500                         .0000

      1471364                              .2500
      227,639.08                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000
1



      1471365                              .2500
       80,948.34                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1471366                              .2500
      137,907.40                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471367                              .2500
       76,447.35                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471369                              .2500
      455,445.54                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1471370                              .2500
       87,256.28                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471372                              .2500
      301,807.42                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1471374                              .2500
      396,454.60                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1471376                              .2500
      223,841.91                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000
1



      1471377                              .2500
      232,992.03                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1471379                              .2500
       69,948.05                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1471380                              .2500
      499,609.95                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                          .0000
            6.9700                         .0000

      1471383                              .2500
      124,913.97                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471384                              .2500
      515,635.81                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1471385                              .2500
      264,359.24                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.5950
            7.2500                         .0000

      1471386                              .2500
      439,689.45                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1471387                              .2500
      246,830.01                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1471388                              .2500
      609,950.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1471389                              .2500
      250,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471390                              .2500
      279,792.19                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1471392                              .2500
      999,362.33                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1471393                              .2500
      281,600.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1471394                              .2500
      549,300.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471395                              .2500
      352,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471396                              .2500
      240,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000
1



      1471397                              .2500
      636,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471398                              .2500
      623,570.56                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471399                              .2500
    1,200,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471400                              .2500
      371,200.00                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0000
            7.0950                         .0000

      1471401                              .2500
      280,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471402                              .2500
      311,790.65                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471404                              .2500
      484,183.07                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1471405                              .2500
      285,098.63                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000
1



      1471406                              .2500
      521,131.93                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1471407                              .2500
       75,947.69                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471408                              .2500
       81,145.51                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471409                              .2500
      335,350.93                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1471410                              .2500
      377,739.86                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471413                              .2500
      223,837.87                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471414                              .2500
      519,632.98                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1471415                              .2500
      520,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1471416                              .2500
      149,901.87                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1471417                              .2500
      152,531.04                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1471418                              .2500
      456,693.36                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471419                              .2500
      999,276.23                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471421                              .2500
       93,873.44                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471422                              .2500
      624,569.87                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471423                              .2500
      489,662.78                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471424                              .2500
      337,273.54                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1471425                              .2500
      439,689.45                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1471426                              .2500
      541,217.74                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1471427                              .2500
      250,018.91                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471428                              .2500
      499,638.11                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471429                              .2500
      178,005.48                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471430                              .2500
      103,931.97                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1471431                              .2500
      139,910.72                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1471432                              .2500
      103,380.59                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1471433                              .2500
      377,900.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471434                              .2500
      295,796.29                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471435                              .2500
      255,714.78                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471436                              .2500
      335,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471437                              .2500
       90,690.63                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1471438                              .2500
      280,057.13                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471439                              .2500
      145,497.23                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1471440                              .2500
      347,766.50                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1471441                              .2500
       65,421.96                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1471442                              .2500
       56,515.73                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1471443                              .2500
      824,432.23                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471444                              .2500
      599,554.71                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1471445                              .2500
       84,948.50                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1471446                              .2500
      223,150.17                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471447                              .2500
      179,785.28                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1471448                              .2500
      124,907.23                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000
1



      1471449                              .2500
       90,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1471450                              .2500
      372,730.03                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471451                              .2500
      335,547.60                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471452                              .2500
      235,837.58                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471453                              .2500
       80,444.59                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471454                              .2500
      348,759.81                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471455                              .2500
       93,944.50                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1471456                              .2500
      354,761.80                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1471457                              .2500
      599,607.51                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1471458                              .2500
      649,574.81                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1471459                              .2500
      100,935.60                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1471460                              .2500
      102,940.73                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1471461                              .2500
       89,938.06                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471462                              .2500
      263,631.78                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1471463                              .2500
      324,787.40                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1471464                              .2500
      409,680.15                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                          .0000
            6.9700                         .0000
1



      1471465                              .2500
       60,960.09                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1471466                              .2500
      294,186.92                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471468                              .2500
      164,886.44                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471470                              .2500
      170,061.47                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1471471                              .2500
      397,226.43                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471472                              .2500
       41,500.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1471473                              .2500
       71,202.19                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471474                              .2500
      276,304.85                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000
1



      1471475                              .2500
       27,260.08                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1471476                              .2500
      276,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471477                              .2500
      574,614.18                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471478                              .2500
      482,109.49                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1471479                              .2500
      261,819.69                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471480                              .2500
      104,934.73                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1471481                              .2500
      233,834.84                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1471482                              .2500
      236,378.69                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000
1



      1471483                              .2500
      474,647.48                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1471484                              .2500
      105,935.78                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1471485                              .2500
      499,572.99                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1471486                              .2500
      228,846.35                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471487                              .2500
      269,794.54                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0000
            7.0950                         .0000

      1471488                              .2500
      149,906.77                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1471490                              .2500
      224,852.82                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1471492                              .2500
      283,100.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000
1



      1471493                              .2500
       99,931.18                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471494                              .2500
      999,362.33                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1471495                              .2500
      334,357.82                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471496                              .2500
       61,460.78                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1471498                              .2500
      479,716.60                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1471499                              .2500
      266,920.78                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471500                              .2500
      157,901.79                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1471501                              .2500
       82,942.88                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1471502                              .2500
      396,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471503                              .2500
      463,680.67                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471504                              .2500
       50,966.63                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1471505                              .2500
      138,288.99                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1471506                              .2500
      409,710.63                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1471507                              .2500
      562,141.31                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1471508                              .2500
       64,960.62                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1471509                              .2500
      236,387.20                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1471510                              .2500
      253,030.10                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471511                              .2500
      345,767.84                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471512                              .2500
      274,500.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1471513                              .2500
      277,200.00                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0000
            7.0950                         .0000

      1471514                              .2500
      279,802.37                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1471515                              .2500
       56,963.64                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1471516                              .2500
      199,869.17                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1471518                              .2500
      351,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1471519                              .2500
      649,529.55                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471520                              .2500
      212,860.67                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1471521                              .2500
      244,835.60                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471522                              .2500
      400,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471523                              .2500
      227,351.17                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1471524                              .2500
      365,760.58                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1471526                              .2500
      160,689.33                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471528                              .2500
      723,750.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000
1



      1471529                              .2500
       94,336.65                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471530                              .2500
      263,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1471531                              .2500
      213,750.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1471532                              .2500
      239,539.16                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1471533                              .2500
      271,497.25                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0000
            7.0450                         .0000

      1471534                              .2500
      349,739.72                           .0800
            7.4900                         .0000
            7.2400                         .0000
            7.1600                          .0000
            7.1600                         .0000

      1471535                              .2500
      461,649.44                           .0800
            7.3890                         .0000
            7.1390                         .0000
            7.0590                          .0000
            7.0590                         .0000

      1471536                              .2500
      195,144.84                           .0800
            8.4800                         .0000
            8.2300                         .0000
            8.1500                          .9000
            7.2500                         .0000
1



      1471537                              .2500
      372,156.40                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1471538                              .2500
      215,670.27                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0000
            7.0950                         .0000

      1471539                              .2500
      127,916.27                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1471540                              .2500
      224,860.15                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1471541                              .2500
      699,457.18                           .0800
            7.2800                         .0000
            7.0300                         .0000
            6.9500                          .0000
            6.9500                         .0000

      1471542                              .2500
      304,800.48                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1471543                              .2500
      399,695.62                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0000
            7.0450                         .0000

      1471544                              .2500
      330,798.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000
1



      1471546                              .2500
      479,664.62                           .0800
            7.8000                         .0000
            7.5500                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1471547                              .2500
      449,700.81                           .0800
            8.0450                         .0000
            7.7950                         .0000
            7.7150                          .4650
            7.2500                         .0000

      1471549                              .2500
      349,713.11                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                          .0000
            6.6700                         .0000

      1471550                              .2500
      230,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1471551                              .2500
      409,363.50                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1471552                              .2500
      269,799.62                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1471553                              .2500
      249,826.79                           .0800
            7.8420                         .0000
            7.5920                         .0000
            7.5120                          .2620
            7.2500                         .0000

      1471554                              .2500
      302,173.31                           .0800
            7.4500                         .0000
            7.2000                         .0000
            7.1200                          .0000
            7.1200                         .0000
1



      1471556                              .2500
      126,750.00                           .0800
            8.1650                         .0000
            7.9150                         .0000
            7.8350                          .5850
            7.2500                         .0000

      1471557                              .2500
      350,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0000
            7.0450                         .0000

      1471558                              .2500
      336,274.21                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1471559                              .2500
      394,947.99                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1471561                              .2500
      690,000.00                           .0800
            7.6500                         .0000
            7.4000                         .0000
            7.3200                          .0700
            7.2500                         .0000

      1471562                              .2500
      638,766.73                           .0800
            7.9500                         .0000
            7.7000                         .0000
            7.6200                          .3700
            7.2500                         .0000

      1471563                              .2500
      213,850.78                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1471564                              .2500
      291,806.05                           .0800
            8.0500                         .0000
            7.8000                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1471565                              .2500
      455,000.00                           .0800
            7.4500                         .0000
            7.2000                         .0000
            7.1200                          .0000
            7.1200                         .0000

      1471566                              .2500
      439,693.37                           .0800
            7.8130                         .0000
            7.5630                         .0000
            7.4830                          .2330
            7.2500                         .0000

      1471567                              .2500
      999,200.31                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                          .0000
            6.7950                         .0000

      1471568                              .2500
       55,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            7.2500                         .0000

      1471569                              .2500
       66,958.35                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1471570                              .2500
      269,799.62                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1471572                              .2500
       97,343.96                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         1.1700
            7.2500                         .0000

      1471573                              .2500
      276,559.54                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000
1



      1471574                              .2500
       79,944.94                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471575                              .2500
      140,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1471597                              .2500
      223,042.46                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1471598                              .2500
      229,674.29                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1471600                              .2500
      217,842.21                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471601                              .2500
      282,200.68                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1471602                              .2500
      451,450.11                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1471603                              .2500
      343,500.44                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000
1



      1471604                              .2500
      355,661.11                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471605                              .2500
      208,189.69                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471606                              .2500
      325,319.96                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1471607                              .2500
       91,787.41                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1471608                              .2500
      344,246.12                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471609                              .2500
      217,364.28                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1471610                              .2500
      222,676.17                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471611                              .2500
      354,497.26                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000
1



      1471615                              .2500
      249,496.70                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1471629                              .2500
      265,913.30                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471631                              .2500
      236,828.46                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1471633                              .2500
      261,086.57                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471641                              .2500
      231,006.64                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1471643                              .2500
      215,562.27                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471644                              .2500
      234,806.85                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1471646                              .2500
      249,339.16                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000
1



      1471648                              .2500
      228,530.95                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1471649                              .2500
      254,893.85                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1471652                              .2500
      340,391.67                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1471658                              .2500
      223,546.09                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471667                              .2500
      245,847.67                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1471668                              .2500
      231,321.89                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471670                              .2500
      439,462.47                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471672                              .2500
      216,088.48                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000
1



      1471673                              .2500
      527,289.08                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1471676                              .2500
      274,614.16                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471677                              .2500
      306,764.96                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1471678                              .2500
      286,478.44                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1471680                              .2500
      215,594.40                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1471681                              .2500
      439,422.41                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1471686                              .2500
      234,658.74                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471687                              .2500
      269,823.37                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000
1



      1471689                              .2500
      239,349.38                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471696                              .2500
      293,838.64                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471698                              .2500
      274,399.07                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471701                              .2500
      287,232.65                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1471703                              .2500
      277,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471705                              .2500
      284,616.27                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471707                              .2500
      399,447.63                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471712                              .2500
      229,568.12                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000
1



      1471716                              .2500
      372,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1471720                              .2500
      309,371.82                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471723                              .2500
      220,352.58                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471730                              .2500
      219,602.55                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1471731                              .2500
      311,144.52                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1471732                              .2500
      314,106.91                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471735                              .2500
      213,128.79                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1471737                              .2500
      253,510.75                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1471738                              .2500
      249,542.40                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1471741                              .2500
      315,525.64                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1471744                              .2500
      351,940.65                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1471745                              .2500
      635,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471746                              .2500
      315,574.52                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471747                              .2500
      237,328.10                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1471748                              .2500
      274,580.20                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0000
            7.0950                         .0000

      1471749                              .2500
      293,562.24                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000
1



      1471750                              .2500
      315,541.12                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1471751                              .2500
      211,699.77                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1471752                              .2500
      772,396.98                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .0000
            6.9200                         .0000

      1471758                              .2500
      649,102.42                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471772                              .2500
      252,534.70                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1471774                              .2500
      255,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1471775                              .2500
      274,020.63                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1471782                              .2500
      241,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000
1



      1471784                              .2500
      217,500.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1471786                              .2500
      298,818.75                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1471792                              .2500
      105,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1471821                              .2500
      593,115.58                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1471822                              .2500
      245,642.76                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1471824                              .2500
      563,901.72                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1471828                              .2500
      253,158.67                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1471830                              .2500
      480,929.40                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            7.2500                         .0000
1



      1471831                              .2500
      592,481.19                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1471833                              .2500
      756,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1471841                              .2500
      319,558.10                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1471844                              .2500
      648,779.49                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1471851                              .2500
      239,838.97                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1471853                              .2500
      283,424.50                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1471854                              .2500
      431,724.52                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1471856                              .2500
      279,623.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000
1



      1471857                              .2500
      246,142.03                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1471858                              .2500
      297,189.04                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1471861                              .2500
      231,671.45                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1471862                              .2500
      229,841.72                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471863                              .2500
      364,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1471865                              .2500
      341,341.25                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1471871                              .2500
      274,639.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1471876                              .2500
      326,520.01                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000
1



      1471877                              .2500
      549,649.28                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1471879                              .2500
      219,848.59                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471894                              .2500
      500,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1471907                              .2500
      648,682.85                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1471935                              .2500
      244,831.38                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1471944                              .2500
      264,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1471961                              .2500
      251,830.91                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1472030                              .2500
      220,800.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1472032                              .2500
      146,156.74                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1472036                              .2500
      224,863.69                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000

      1472046                              .2500
      241,445.93                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1472048                              .2500
      254,824.51                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1472062                              .2500
       82,551.55                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1472063                              .2500
      419,434.48                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1472064                              .2500
      374,735.32                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1472065                              .2500
      324,562.40                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000
1



      1472066                              .2500
      632,914.85                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1472067                              .2500
      548,856.99                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1472068                              .2500
      259,473.13                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1472069                              .2500
      249,663.38                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1472070                              .2500
      399,488.11                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1472071                              .2500
      475,342.67                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1472072                              .2500
      247,657.52                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1472073                              .2500
      474,085.06                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000
1



      1472074                              .2500
      174,758.33                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1472075                              .2500
       80,831.66                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1472076                              .2500
      177,260.99                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1472077                              .2500
      294,887.88                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1472078                              .2500
      279,641.67                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1472079                              .2500
      143,815.71                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1472080                              .2500
      227,185.83                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1472081                              .2500
       88,870.75                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000
1



      1472107                              .2500
      251,600.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1472109                              .2500
      270,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1472114                              .2500
      269,814.19                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1472119                              .2500
      318,750.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1472122                              .2500
      253,500.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1472128                              .2500
      167,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1472142                              .2500
      324,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1472156                              .2500
      268,215.29                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1472158                              .2500
      401,250.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1472159                              .2500
      235,837.58                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1472193                              .2500
      105,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1472250                              .2500
      610,579.51                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1472253                              .2500
      309,792.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1472255                              .2500
      422,708.89                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1472258                              .2500
      287,392.28                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1472261                              .2500
      259,829.93                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000
1



      1472265                              .2500
      281,600.65                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1472269                              .2500
      499,236.74                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0000
            7.0450                         .0000

      1472271                              .2500
      346,267.51                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1472289                              .2500
      338,777.60                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1472291                              .2500
      274,800.97                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1472292                              .2500
      281,657.11                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000

      1472293                              .2500
      354,168.17                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1472303                              .2500
      339,550.12                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000
1



      1472306                              .2500
      210,701.59                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1472309                              .2500
      286,601.66                           .0300
            7.8500                         .0000
            7.6000                         .0000
            7.5700                          .3200
            7.2500                         .0000

      1472310                              .2500
      239,600.00                           .0300
            7.5500                         .0000
            7.3000                         .0000
            7.2700                          .0200
            7.2500                         .0000

      1472311                              .2500
      267,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1472312                              .2500
      254,400.00                           .0300
            7.4500                         .0000
            7.2000                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1472313                              .2500
      410,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1472316                              .2500
      366,000.00                           .0300
            7.8500                         .0000
            7.6000                         .0000
            7.5700                          .3200
            7.2500                         .0000

      1472317                              .2500
      389,400.00                           .0300
            7.9500                         .0000
            7.7000                         .0000
            7.6700                          .4200
            7.2500                         .0000
1



      1472319                              .2500
      237,500.00                           .0300
            7.8500                         .0000
            7.6000                         .0000
            7.5700                          .3200
            7.2500                         .0000

      1472322                              .2500
      216,800.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1472324                              .2500
      297,500.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1472333                              .2500
      227,693.02                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1472342                              .2500
      267,650.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1472343                              .2500
      274,400.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1472350                              .2500
      308,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1472352                              .2500
      273,165.52                           .0800
            8.3600                         .0000
            8.1100                         .0000
            8.0300                          .7800
            7.2500                         .0000
1



      1472366                              .2500
      292,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1472371                              .2500
      256,823.13                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1472372                              .2500
      550,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1472399                              .2500
      309,786.66                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1472405                              .2500
      239,843.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1472408                              .2500
      368,564.82                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1472410                              .2500
      425,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1472443                              .2500
      228,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000
1



      1472445                              .2500
      328,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1472461                              .2500
      206,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1472467                              .2500
      478,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1472484                              .2500
      139,903.65                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1472489                              .2500
      291,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1472494                              .2500
      360,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1472508                              .2500
      267,333.74                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1472509                              .2500
      168,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000
1



      1472511                              .2500
      255,214.54                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1472512                              .2500
      334,537.38                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1472513                              .2500
      287,796.73                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1472518                              .2500
      251,624.79                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1472519                              .2500
      180,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1472520                              .2500
      322,147.64                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1472521                              .2500
      299,788.26                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1472529                              .2500
      399,447.63                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000
1



      1472530                              .2500
      254,398.23                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1472532                              .2500
      363,749.49                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1472542                              .2500
      219,204.44                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1472545                              .2500
      275,426.43                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1472554                              .2500
      274,211.15                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1472555                              .2500
      240,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0000
            7.0450                         .0000

      1472560                              .2500
      291,173.57                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1472571                              .2500
      217,347.38                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000
1



      1472580                              .2500
      227,537.96                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1472588                              .2500
      218,400.00                           .0300
            7.6000                         .0000
            7.3500                         .0000
            7.3200                          .0700
            7.2500                         .0000

      1472590                              .2500
      214,695.52                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1472592                              .2500
      299,392.07                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1472607                              .2500
      221,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1472609                              .5000
      219,876.66                           .0800
            8.8750                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            7.2500                         .0000

      1472613                              .2500
      262,018.94                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1472618                              .2500
      370,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                          .0000
            6.9700                         .0000
1



      1472620                              .2500
      419,170.19                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1472623                              .2500
      290,011.12                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1472626                              .2500
      339,266.35                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1472627                              .2500
      271,637.46                           .0800
            8.0500                         .0000
            7.8000                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1472628                              .2500
      549,600.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1472629                              .2500
      247,830.19                           .0800
            7.9000                         .0000
            7.6500                         .0000
            7.5700                          .3200
            7.2500                         .0000

      1472634                              .2500
      360,000.00                           .0300
            7.3500                         .0000
            7.1000                         .0000
            7.0700                          .0000
            7.0700                         .0000

      1472638                              .2500
      296,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000
1



      1472641                              .2500
      273,700.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1472645                              .2500
      219,848.59                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1472646                              .2500
      550,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1472648                              .2500
      335,269.11                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1472684                              .2500
      324,562.42                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1472691                              .2500
      234,842.32                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1472716                              .2500
      350,000.00                           .0300
            7.9500                         .0000
            7.7000                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1472717                              .2500
      269,200.00                           .0300
            7.6000                         .0000
            7.3500                         .0000
            7.3200                          .0700
            7.2500                         .0000
1



      1472729                              .2500
      416,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1472740                              .2500
      339,760.03                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1472743                              .2500
      251,160.81                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1472747                              .2500
      299,596.06                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1472749                              .2500
      215,701.72                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1472752                              .2500
      260,090.35                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1472753                              .2500
      294,612.75                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1472754                              .2500
      408,313.30                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000
1



      1472756                              .2500
      222,834.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1472757                              .2500
      239,477.12                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1472758                              .2500
      234,523.80                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1472760                              .2500
      336,849.90                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1472762                              .2500
      279,797.35                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1472764                              .2500
      229,038.23                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1472765                              .2500
      392,222.98                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1472766                              .2500
      324,792.76                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000
1



      1472767                              .2500
      247,049.65                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1472768                              .2500
      224,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1472769                              .2500
      280,421.90                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1472770                              .2500
      219,703.77                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1472771                              .2500
      299,575.15                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1472776                              .2500
      432,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1472825                              .8750
      139,199.64                           .0300
            9.1250                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1472830                              .2500
      295,200.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000
1



      1472841                              .2500
      305,748.21                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1472848                              .2500
      373,698.88                           .0800
            7.9850                         .0000
            7.7350                         .0000
            7.6550                          .4050
            7.2500                         .0000

      1472855                              .2500
      320,700.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1472905                              .2500
      209,862.62                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1472908                              .2500
      346,400.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1472912                              .2500
      405,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1472913                              .2500
      240,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1472923                              .2500
      215,500.00                           .0300
            8.0500                         .0000
            7.8000                         .0000
            7.7700                          .5200
            7.2500                         .0000
1



      1472924                              .2500
      436,600.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1472925                              .2500
      230,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1472929                              .2500
      357,771.72                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1472930                              .2500
      375,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1472931                              .2500
      223,678.33                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1472940                              .2500
      215,174.69                           .0800
            7.9450                         .0000
            7.6950                         .0000
            7.6150                          .3650
            7.2500                         .0000

      1472948                              .2500
      135,100.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1472959                              .2500
      250,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000
1



      1472982                              .2500
      238,500.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1473069                              .2500
      282,400.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1473086                              .2500
      288,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1473089                              .2500
      264,812.97                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1473096                              .2500
      137,600.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1473119                              .2500
       95,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1473128                              .2500
      165,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1473129                              .2500
      248,500.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1473136                              .2500
       55,950.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1473137                              .2500
      147,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1473171                              .2500
      101,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1473172                              .2500
       90,940.48                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1473174                              .2500
      247,648.81                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1473175                              .2500
      287,820.99                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1473176                              .2500
      279,821.45                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1473177                              .2500
      122,179.67                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000
1



      1473178                              .2500
      369,738.85                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1473179                              .2500
      284,808.77                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1473181                              .2500
      339,783.19                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1473182                              .2500
       63,960.22                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1473183                              .2500
      250,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1473184                              .2500
      247,325.32                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1473185                              .2500
       93,943.05                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1473186                              .2500
       99,937.85                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000
1



      1473187                              .2500
       95,925.11                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                          .0000
            6.9700                         .0000

      1473189                              .2500
      301,600.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1473190                              .2500
      600,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1473191                              .2500
      465,687.33                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1473192                              .2500
       65,160.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1473193                              .2500
      292,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1473194                              .2500
      239,838.96                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1473195                              .2500
      335,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1473196                              .2500
      425,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1473197                              .2500
    1,048,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1473198                              .2500
      562,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1473199                              .2500
      506,250.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1473200                              .2500
      292,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1473201                              .2500
      222,100.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1473202                              .2500
      116,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1473203                              .2500
      425,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000
1



      1473204                              .2500
      310,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1473205                              .2500
      343,163.67                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1473206                              .2500
      126,021.61                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1473207                              .2500
      225,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1473208                              .2500
      315,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1473209                              .2500
      218,200.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1473210                              .2500
      568,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1473211                              .2500
      550,916.05                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000
1



      1473212                              .2500
      100,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1473213                              .2500
      400,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1473214                              .2500
      154,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1473215                              .2500
      167,250.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1473216                              .2500
      457,177.10                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1473217                              .2500
      139,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1473218                              .2500
      157,500.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1473219                              .2500
       49,999.99                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1473220                              .2500
      225,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1473221                              .2500
      152,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1473222                              .2500
      242,700.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1473223                              .2500
      295,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1473225                              .2500
      185,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1473226                              .2500
    1,000,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1473227                              .2500
      110,200.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1473228                              .2500
      150,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000
1



      1473230                              .2500
      308,500.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1473232                              .2500
       65,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1473233                              .2500
      226,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1473234                              .2500
      130,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1473235                              .2500
      135,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1473236                              .2500
      215,800.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1473237                              .2500
       55,200.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1473238                              .2500
       90,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000
1



      1473239                              .2500
      650,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1473240                              .2500
      400,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1473241                              .2500
      296,400.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1473242                              .2500
      272,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1473243                              .2500
      240,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1473244                              .2500
      140,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1473245                              .2500
      315,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1473246                              .2500
      255,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000
1



      1473248                              .2500
      292,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1473249                              .2500
      217,800.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1473250                              .2500
      208,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1473251                              .2500
      103,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1473252                              .2500
      410,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1473253                              .2500
      148,500.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1473254                              .2500
      400,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1473255                              .2500
      263,822.86                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000
1



      1473256                              .2500
      317,971.29                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1473257                              .2500
      649,606.23                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000

      1473258                              .2500
      225,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1473259                              .2500
      114,922.84                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1473260                              .2500
      280,000.00                           .0800
            7.6200                         .0000
            7.3700                         .0000
            7.2900                          .0400
            7.2500                         .0000

      1473261                              .2500
      400,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1473263                              .2500
      331,092.83                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1473264                              .2500
      695,024.76                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            7.2500                         .0000
1



      1473265                              .2500
      540,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1473266                              .2500
      253,964.41                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1473267                              .2500
      100,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1473268                              .2500
      750,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1473270                              .2500
      394,800.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.2500                         .0000

      1473271                              .2500
      550,000.00                           .0800
            7.4000                         .0000
            7.1500                         .0000
            7.0700                          .0000
            7.0700                         .0000

      1473272                              .2500
      400,000.00                           .0800
            7.8000                         .0000
            7.5500                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1473273                              .2500
      240,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0000
            7.0450                         .0000
1



      1473274                              .2500
      100,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1473275                              .2500
      600,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1473276                              .2500
      236,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1473277                              .2500
      136,421.46                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         1.1700
            7.2500                         .0000

      1473279                              .2500
      714,482.50                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1473280                              .2500
      183,750.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1473281                              .2500
      265,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1473284                              .2500
      252,000.00                           .0300
            7.4500                         .0000
            7.2000                         .0000
            7.1700                          .0000
            7.1700                         .0000
1



      1473307                              .2500
      355,500.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1473311                              .2500
      375,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1473333                              .2500
      342,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1473354                              .2500
      198,700.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1473358                              .2500
      255,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1473359                              .2500
      268,500.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1473361                              .2500
      241,200.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1473369                              .2500
      597,100.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000
1



      1473372                              .2500
      240,800.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1473376                              .2500
      101,275.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1473380                              .2500
      300,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1473385                              .2500
      240,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1473386                              .2500
       90,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1473387                              .2500
      220,400.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1473402                              .2500
      256,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1473404                              .2500
      479,200.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000
1



      1473405                              .2500
      292,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.2500                         .0000

      1473420                              .2500
      255,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.2500                         .0000

      1473427                              .2500
      217,500.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1473477                              .2500
       98,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1473481                              .2500
      300,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2500                         .0000

      1473563                              .2500
      259,846.49                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            7.2500                         .0000

      1473569                              .2500
      263,200.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1473573                              .2500
      309,567.64                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000
1



      1473575                              .2500
      250,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1473579                              .2500
      250,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1473580                              .2500
      277,672.17                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1473581                              .2500
      330,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1473582                              .2500
      350,509.04                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1473583                              .2500
      331,600.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.2500                         .0000

      1473586                              .2500
      249,848.55                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1473602                              .2500
      274,400.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000
1



      1473607                              .2500
      265,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1473618                              .2500
       80,925.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            7.2500                         .0000

      1473621                             1.1250
      230,300.05                           .0300
            9.7500                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            7.2500                         .0000

      1473637                              .2500
      279,816.83                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1473662                              .2500
      499,012.12                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1473799                              .2500
      308,802.96                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1473808                              .2500
      251,839.30                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1473817                              .2500
      244,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000
1



      1473824                              .2500
      255,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1473839                              .2500
      220,200.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.2500                         .0000

      1473900                              .2500
      161,250.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.2500                         .0000

      1473911                              .2500
      170,100.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1473912                              .2500
    1,294,131.08                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.2500                         .0000

      1473918                              .2500
      175,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.2500                         .0000

      1473923                              .2500
      197,876.93                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000

      1473979                              .2500
      793,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            7.2500                         .0000
1



      1474398                              .2500
      242,250.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.2500                         .0000

      1474426                              .2500
      257,600.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

      1474448                              .2500
      535,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.2500                         .0000

      1474449                              .2500
      343,780.64                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.2500                         .0000

      1474471                              .2500
      278,835.28                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            7.2500                         .0000

      1474522                              .2500
      360,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            7.2500                         .0000

      1474723                              .2500
      287,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            7.2500                         .0000

  TOTAL NUMBER OF LOANS:     1917
  TOTAL BALANCE........:        569,896,239.13




  RUN ON     : 02/26/96            RFC DISCLOSURE SYSTEM
RFFSDFIX-01
  AT         : 08.58.21            INITIAL SECURITY FEES
AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S4      FIXED SUMMARY REPORT
CUTOFF : 02/01/96
  POOL       : 0004196
             :
             :
  POOL STATUS: U

                                   WEIGHTED AVERAGES      FROM
    TO

-----------------------------------------------------------------
--------------
  ORIG RATE                             8.0618            7.0000
   9.7500
  RFC NET RATE                          7.8071            6.7500
   9.5000
  NET MTG RATE(INVSTR RATE)             7.7632            6.6700
   9.4700
  POST SPREAD RATE                      7.2410            6.6700
   7.2500
  SUB SERV FEE                           .2548             .1250
   1.1250
  MSTR SERV FEE                          .0438             .0300
    .0800
  ALL EXP                                .0000             .0000
    .0000
  MISC EXP                               .0000             .0000
    .0000
  SPREAD                                 .5223             .0000
   2.2200
  STRIP                                  .0000             .0000
    .0000







  TOTAL NUMBER OF LOANS:  1917
  TOTAL BALANCE........:     569,896,239.13


                             ***************************
                             *      END OF REPORT      *
                             ***************************


                       EXHIBIT G

           FORM OF SELLER/SERVICER CONTRACT


     This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _________ day of _______, 19____, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and,
together with Residential Funding, the "parties" and each, individually, a "party").

     WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and
Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

     NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.   Incorporation of Guides by Reference.

     The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential
Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.   Amendments.

     This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.   Representations and Warranties.

     a.   Reciprocal Representations and Warranties.

          The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

          (1)  Each party is duly organized, validly
               existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the
               Guides and under such other agreements.

          (2)  This Contract has been duly authorized,
               executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

          (3)  There is no action, proceeding or
               investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

          (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

     b. Seller/Servicer's Representations, Warranties and Covenants.

          In addition to the representations,
          warranties and covenants made by the
          Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential
          Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.   Remedies of Residential Funding.

     If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.   Seller/Servicer's Status as Independent
Contractor.

     At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding.
The Seller/Servicer shall, at all times, act as an independent contractor.

6.   Prior Agreements Superseded.

     This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.   Assignment.

     This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding.
Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.   Notices.

     All notices, requests, demands or other
communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:







     Attention:

     Telefacsimile Number:  (___) ___-____

9.   Jurisdiction and Venue.

     Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.  Miscellaneous.

     This Contract, including all documents
incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.
     IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                       SELLER/SERVICER

[Corporate Seal]


                                        (Name of
Seller/Servicer)

By:                           By:
     (Signature)                        (Signature)


                              By:
     (Typed Name)                       (Typed Name)


Title:                        Title:





ATTEST:                       RESIDENTIAL FUNDING
CORPORATION

By:                           By:
     (Signature)                        (Signature)


                              By:
     (Typed Name)                       (Typed Name)


Title:                        Title:
                       EXHIBIT H
             FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:       REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)    Mortgage
Loan Prepaid in Full
                                   Mortgage Loan
Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing
Agreement."


Residential Funding Corporation
Authorized Signature

*******************************************************
*********

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:
[ ] Promissory Note
[ ] Primary Insurance Policy
[ ] Mortgage or Deed of Trust
[ ] Assignment(s) of Mortgage or Deed of Trust
[ ] Title Insurance Policy
[ ] Other:


Name

Title

Date
                      EXHIBIT I-1

       FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF       )
               : ss.:
COUNTY OF      )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage
Pass-Through Certificates, Series 1996-S4, Class R (the
"Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he makes this affidavit and agreement.

          2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"),
(ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

          3.  That the Owner is aware (i) of the tax
that would be imposed on transfers of Class R
Certificates to disqualified organizations under the Code, that applies to all transfers of Class R
Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

          4.  That the Owner is aware of the tax
imposed on a "pass-through entity" holding Class R
Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          5. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement
Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other
Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

          6. That the Owner is aware that the Trustee will not register the transfer of any Class R
Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          7.  That the Owner has reviewed the
restrictions set forth on the face of the Class R
Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause
(iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The
Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R
Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

          9.  The Owner's Taxpayer Identification
Number is ______________.

          10.  This affidavit and agreement relates
only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates.
The Owner understands that the liabilities described herein relate only to the Class R Certificates.

          11. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

          12.  That the Owner has no present knowledge
or expectation that it will be unable to pay any United
States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R
Certificate.

          13.  That the Owner has no present knowledge
or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

          14.  The Owner is a citizen or resident of
the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.
          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

                              [NAME OF OWNER]


                              By:
                              [Name of Officer]
                              [Title of Officer]
 [Corporate Seal]

ATTEST:



[Assistant] Secretary



          Personally appeared before me the above-named
[Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this ____ day of ________________, 199__.




                              NOTARY PUBLIC

                              COUNTY OF
                              STATE OF
                              My Commission expires the
                              ____ day of
                              _______________, 19__.


                      EXHIBIT I-2

            FORM OF TRANSFEROR CERTIFICATE


                                __________________,
19__


Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention:  Residential Funding Corporation Series
1996-S4

         Re:  Mortgage Pass-Through Certificates,
              Series 1996-S4, Class R

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by _______________________________
(the "Seller") to _______________________________ (the
"Purchaser") of $_____________ Initial Certificate
Principal Balance of Mortgage Pass-Through
Certificates, Series 1996-S4, Class R (the
"Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement"), dated as of February 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding
Corporation, as master servicer, and Bankers Trust
Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing
Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

         1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

         2.   The Seller understands that the
Purchaser has delivered to the Trustee and the Master
Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as
Exhibit I-1. The Seller does not know or believe that any representation contained therein is false.

         3.   The Seller has at the time of the
transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United
States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

         4.   The Seller has no actual knowledge that
the proposed Transferee is not both a United States
Person and a Permitted Transferee.

                                Very truly yours,




                                (Seller)


                                By:
                                Name:
                                Title:


                       EXHIBIT J

        FORM OF INVESTOR REPRESENTATION LETTER

                        ______________, 19__

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention:  Residential Funding Corporation Series
1996-S4

         RE:  Mortgage Pass-Through Certificates,
              Series 1996-S4, Class B-

Ladies and Gentlemen:

         _________________________ (the "Purchaser")
intends to purchase from ___________________________
(the "Seller") $_____________ Initial Certificate
Principal Balance of Mortgage Pass-Through
Certificates, Series 1996-S4, Class __ (the
"Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated as of February 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding
Corporation, as master servicer, and Bankers Trust
Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing
Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

              1.     The Purchaser understands that
         (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the
         "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the
         Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

              2.     The Purchaser is acquiring the
         Certificates for its own account for
         investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

              3.     The Purchaser is (a) a
         substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates,
         (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

              4.     The Purchaser has been furnished
         with, and has had an opportunity to review
         (a) [a copy of the Private Placement
         Memorandum, dated ___________________, 19__,
         relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b]
         [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private
         Placement Memorandum (the "Memorandum")
         relating to the original sale (the "Original
         Sale") of the Certificates by the Company, the Purchaser acknowledges that such
         Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with
         (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

              5.     The Purchaser has not and will
         not nor has it authorized or will it
         authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

              6.     The Purchaser is not an employee
         benefit or other plan subject to the
         prohibited transaction provisions of the
         Employee Retirement Income Security Act of
         1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or any other person
         (including an investment manager, a named fiduciary or a trustee of any such plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan, and understands that registration of transfer of any Certificate to any such plan, or to any person acting on behalf of or purchasing any Certificate with "plan assets" of any such plan, may not be made unless such plan or person delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the Company and the Master Servicer, to the effect that the purchase and holding of a Certificate by, on behalf of, or with "plan assets" of any such plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Company, the Master Servicer or the Trustee to any obligation or liability (including obligations or liabilities under ERISA or
         Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing
         Agreement.

              7.     The Purchaser is not a non-United
         States person.

                                Very truly yours,



                                By:

                                Name:

                                Title:


                       EXHIBIT K

       FORM OF TRANSFEROR REPRESENTATION LETTER




                                 , 19


Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention: Residential Funding Corporation Series
1996-S4

         Re:  Mortgage Pass-Through Certificates,
              Series 1996-S4, Class B-

Ladies and Gentlemen:

         In connection with the sale by
(the "Seller") to                    (the "Purchaser")
of $            Initial Certificate Principal Balance
of Mortgage Pass-Through Certificates, Series 1996-S4,
Class   (the "Certificates"), issued pursuant to the
Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement"), dated as of February 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding
Corporation, as master servicer, and Bankers Trust
Company, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

         Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the
"Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The
Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate.
The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing
Agreement.

                        Very truly yours,



                        (Seller)



                        By:

                        Name:

                        Title:

                       EXHIBIT L

     [FORM OF RULE 144A INVESTMENT REPRESENTATION]


Description of Rule 144A Securities, including numbers:
    _______________________________________________
    _______________________________________________
    _______________________________________________
    _______________________________________________


         The undersigned  seller, as registered holder
(the "Seller"), intends to transfer the Rule 144A
Securities described above to the undersigned buyer
(the "Buyer").

         1.  In connection with such transfer and in
accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A
Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A
Securities under the Securities Act of 1933, as amended
(the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A
Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

         2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master
Servicer (as defined in the Pooling and Servicing
Agreement (the "Agreement"), dated as of February 1,
1996 among Residential Funding Corporation as Master
Servicer, Residential Funding Mortgage Securities I,
Inc. as depositor pursuant to Section 5.02 of the Agreement and Bankers Trust Company, as trustee, as follows:

              a.  The Buyer understands that the Rule
    144A Securities have not been registered under the 1933 Act or the securities laws of any state.

              b.  The Buyer considers itself a
    substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

              c.  The Buyer has been furnished with
    all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

              d.  Neither the Buyer nor anyone acting
    on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A
    Securities, any interest in the Rule 144A
    Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A
    Securities, any interest in the Rule 144A
    Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule
    144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A
    Securities a violation of Section 5 of the 1933
    Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

              e.  The Buyer is a "qualified
    institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The
    Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

         [3. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee, Master
Servicer and the Company that either (1) the Buyer is
(A) not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security
Act of 1974, as amended ("ERISA")), or a plan (within the meaning of Section 4975(e)(1) of the Internal
Revenue Code of 1986 ("Code")), which (in either case) is subject to ERISA or Section 4975 of the Code (both a "Plan"), and (B) is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of a Plan, or (2) the Buyer understands that registration of transfer of any Rule 144A Securities to any Plan, or to any Person acting on behalf of or purchasing any such Certificate with "plan assets" of any Plan, may not be made unless such Plan or Person, including the Buyer, delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the Company and the Master Servicer, to the effect that the purchase and holding of the Rule
144A Securities by, on behalf of or with "plan assets" of such Plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Company, the Master Servicer or the Trustee to any obligation or liability (including liabilities under ERISA or Section
4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.]

         4.  This document may be executed in one or
more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.




Print Name of Seller               Print Name of Buyer

By:                                By:

  Name:                              Name:
  Title:                             Title:

Taxpayer Identification:      Taxpayer Identification:

No.                                No.


Date:                              Date:





               ANNEX 1 TO EXHIBIT L


  QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE
144A

[For Buyers Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

       1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice
President or other executive officer of the Buyer.

       2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis
$______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

  ___  Corporation, etc.  The Buyer is a corporation
       (other than a bank, savings and loan
       association or similar institution),
       Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal
       Revenue Code.

  ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.
  ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least
       $25,000,000 as demonstrated in its latest annual financial statements.

  ___  Broker-Dealer.  The Buyer is a dealer
       registered pursuant to Section 15 of the Securities Exchange Act of 1934.

  ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

  ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

  ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of
       1974.

  ___  Investment Adviser.   The Buyer is an
       investment adviser registered under the
       Investment Advisers Act of 1940.

  ___  SBIC.  The Buyer is a Small Business Investment
       Company licensed by the U.S. Small Business
       Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

  ___ Business Development Company. The Buyer is a business development company as defined in
       Section 202(a)(22) of the Investment Advisers
       Act of 1940.

  ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement
       Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

       3.      The term "securities" as used herein
does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

       4.      For purposes of determining the
aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

       5.      The Buyer acknowledges that it is
familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___   ___         Will the Buyer be purchasing the
Rule 144A
  Yes   No          Securities only for the Buyer's own
account?

       6.      If the answer to the foregoing question
is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

       7.      The Buyer will notify each of the
parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.



                         Print Name of Buyer

                         By:

                              Name:
                              Title:

                         Date:

          ANNEX 2 TO EXHIBIT L


  QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE
144A

 [For Buyers That Are Registered Investment Companies]


          The undersigned hereby certifies as follows in connection with the Rule 144A Investment
Representation to which this Certification is attached:

           1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice
President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933
("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

          2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least
$100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____      The Buyer owned $___________________ in
          securities (other than the excluded
          securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____      The Buyer is part of a Family of Investment
          Companies which owned in the aggregate
          $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3.   The term "Family of Investment
Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4.   The term "securities" as used herein
does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's
Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations,
(iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

          5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.
In addition, the Buyer will only purchase for the Buyer's own account.

          6.   The undersigned will notify each of the
parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice, the Buyer's purchase of Rule 144A
Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.




                              Print Name of Buyer


                              By:

                                 Name:

                                 Title:


                              IF AN ADVISER:



                              Print Name of Buyer


                              Date:






                       EXHIBIT M

      [TEXT OF AMENDMENT TO POOLING AND SERVICING
     AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                   LIMITED GUARANTY]


                      ARTICLE XII

Subordinate Certificate Loss Coverage; Limited Guaranty

          Section 12.01.  Subordinate Certificate Loss
Coverage; Limited Guaranty.  (a) Subject to subsection
(c) below, prior to the later of the third Business Day prior to each Distribution Date or the related
Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses,
Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related
Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section
4.02(a).

          (b)  Subject to subsection (c) below, prior
to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard
Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section
4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B
Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of Section 4.05.
Excess Special Hazard Losses, Excess Fraud Losses,
Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

          (c)  Demands for payments pursuant to this
Section shall be made prior to the later of the third
Business Day prior to each Distribution Date or the
related Determination Date by the Master Servicer with
written notice thereof to the Trustee.  The maximum
amount that Residential Funding shall be required to
pay pursuant to this Section on any Distribution Date
(the "Amount Available") shall be equal to the lesser
of (X)                  minus the sum of (i) all
previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate
Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section
12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

          (d)  The Trustee will promptly notify General
Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty
(the "Limited Guaranty"), executed by General Motors
Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount
Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution
Date for such month, with a copy to the Master
Servicer.

          (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B
Certificateholders.

          (f)  The Company shall have the option, in
its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate
Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains
(subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section
860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount
Available and contains provisions that are in all material respects equivalent to the original Limited
Guaranty or Subordinate Certificate Loss Obligation
(including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited
Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance
Corporation as of the date of issuance of the Limited
Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B
Certificates at the request of the Company that such substitution shall not lower the rating on the Class B
Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate
Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited
Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

          Section 12.02.  Amendments Relating to the
Limited Guaranty.  Notwithstanding Sections 11.01 or
12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited
Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master
Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master
Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class
B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless
(A) the Holder of 100% of the Class B Certificates is
Residential Funding or an Affiliate of Residential
Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section
11.01(e) and, provided further that the Company obtains
(subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited
Guaranty or the Subordinate Certificate Loss
Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust
Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section
860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section
12.02.
                       EXHIBIT N

              [FORM OF LIMITED GUARANTY]

                   LIMITED GUARANTY

    RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

          Mortgage Pass-Through Certificates
                    Series 1996-S4



 , 199__


Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention:  Residential Funding Corporation Series
1996-S4

Ladies and Gentlemen:

          WHEREAS, Residential Funding Corporation, a
Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors
Acceptance Corporation, a New York corporation
("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of February 1, 1996 (the
"Servicing Agreement"), among Residential Funding
Mortgage Securities I, Inc. (the "Company"),
Residential Funding and Bankers Trust Company (the
"Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage
Pass-Through Certificates, Series 1996-S4 (the
"Certificates"); and

          WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

          WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential
Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

          NOW THEREFORE, in consideration of the
premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

          1.   Provision of Funds.  (a) GMAC agrees to
contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related
Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate
Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 12.01 of the Servicing
Agreement.

          (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential
Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing
Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

          2.   Waiver.  GMAC hereby waives any failure
or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

          3.   Modification, Amendment and Termination.
This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

          4.   Successor.  Except as otherwise
expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

          5.   Governing Law.  This Limited Guaranty
shall be governed by the laws of the State of New York.

          6.   Authorization and Reliance.  GMAC
understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

          7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

          8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, GMAC has caused this
Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                              GENERAL MOTORS ACCEPTANCE
                              CORPORATION


                              By:
                              Name:
                              Title:


Acknowledged by:

BANKERS TRUST COMPANY,
  as Trustee


By:
Name:
Title:


RESIDENTIAL FUNDING MORTGAGE
  SECURITIES I, INC.


By:
Name:
Title:
                       EXHIBIT O

FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE
LOAN


                                   __________________,
19____

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention:  Residential Funding Corporation Series
1996-S4

          Re:  Mortgage Pass-Through Certificates,
               Series 1996-S4 Assignment of Mortgage
               Loan


Ladies and Gentlemen:

          This letter is delivered to you in connection with the assignment by _________________ (the
"Trustee") to _______________________ (the "Lender") of
_______________ (the "Mortgage Loan") pursuant to
Section 3.13(d) of the Pooling and Servicing Agreement
(the "Pooling and Servicing Agreement"), dated as of February 1, 1996 among Residential Funding Mortgage
Securities I, Inc., as seller (the "Company"),
Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

       (i)     the Mortgage Loan is secured by
Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

      (ii)     the substance of the assignment is, and
is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

     (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

      (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                              Very truly yours,




                              (Lender)

                              By:

                              Name:

                              Title:


                       EXHIBIT P

            SCHEDULE OF DISCOUNT FRACTIONS

        Schedule of Discount Fractions

          PRINCIPAL   NET MORTGAGE  DISCOUNT      PO
LOAN #    BALANCE        RATE       FRACTION      BALANCE
1469301   226,676.69     6.670     8.0000000000%  18,134.14
1471549   349,713.11     6.670     8.0000000000%  27,977.05
1465141   210,679.73     6.720     7.3103448276%  15,401.41
1469000   255,390.48     6.720     7.3103448276%  18,669.92
1469342   299,760.09     6.795     6.2758620690%  18,812.53
1471567   999,200.31     6.795     6.2758620690%  62,708.43
1466197   248,351.24     6.845     5.5862068966%  13,873.41
1467072   298,466.98     6.920     4.5517241379%  13,585.39
1469292   395,710.62     6.920     4.5517241379%  18,011.66
1469710   241,679.60     6.920     4.5517241379%  11,000.59
1471752   772,396.98     6.920     4.5517241379%  35,157.38
1471541   699,457.18     6.950     4.1379310345%  28,943.06
1461355   398,000.00     6.970     3.8620689655%  15,371.03
1466186   215,831.49     6.970     3.8620689655%   8,335.56
1470264   274,352.54     6.970     3.8620689655%  10,595.68
1471380   499,609.95     6.970     3.8620689655%  19,295.28
1471464   409,680.15     6.970     3.8620689655%  15,822.13
1472618   370,000.00     6.970     3.8620689655%  14,289.66
1473187    95,925.11     6.970     3.8620689655%   3,704.69
1453643   342,411.72     7.045     2.8275862069%   9,681.99
1468376   296,774.00     7.045     2.8275862069%   8,391.54
1469295   262,949.76     7.045     2.8275862069%   7,435.13
1469312   302,537.46     7.045     2.8275862069%   8,554.51
1469324   259,801.92     7.045     2.8275862069%   7,346.12
1469659   251,422.37     7.045     2.8275862069%   7,109.18
1469711   226,029.64     7.045     2.8275862069%   6,391.18
1470205   300,000.00     7.045     2.8275862069%   8,482.76
1471298   207,139.92     7.045     2.8275862069%   5,857.06
1471533   271,497.25     7.045     2.8275862069%   7,676.82
1471543   399,695.62     7.045     2.8275862069%  11,301.74
1471557   350,000.00     7.045     2.8275862069%   9,896.55
1472269   499,236.74     7.045     2.8275862069%  14,116.35
1472555   240,000.00     7.045     2.8275862069%   6,786.21
1473273   240,000.00     7.045     2.8275862069%   6,786.21
1471535   461,649.44     7.059     2.6344827586%  12,162.07
1472634   360,000.00     7.070     2.4827586207%   8,937.93
1473271   550,000.00     7.070     2.4827586207%  13,655.17
1460985   376,732.72     7.095     2.1379310345%   8,054.29
1463173   136,000.00     7.095     2.1379310345%   2,907.59
1466294   284,750.00     7.095     2.1379310345%   6,087.76
1467087   400,000.00     7.095     2.1379310345%   8,551.72
1471283    93,856.50     7.095     2.1379310345%   2,006.59
1471290   319,756.50     7.095     2.1379310345%   6,836.17
1471400   371,200.00     7.095     2.1379310345%   7,936.00
1471487   269,794.54     7.095     2.1379310345%   5,768.02
1471513   277,200.00     7.095     2.1379310345%   5,926.34
1471538   215,670.27     7.095     2.1379310345%   4,610.88
1471748   274,580.20     7.095     2.1379310345%   5,870.34
1471554   302,173.31     7.120     1.7931034483%   5,418.28
1471565   455,000.00     7.120     1.7931034483%   8,158.62
1471534   349,739.72     7.160     1.2413793103%   4,341.60
1464867   138,992.73     7.170     1.1034482759%   1,533.71
1465010   237,645.62     7.170     1.1034482759%   2,622.30
1466949   222,634.64     7.170     1.1034482759%   2,456.66
1467117   251,125.53     7.170     1.1034482759%   2,771.04
1467442   228,530.27     7.170     1.1034482759%   2,521.71
1469007   290,700.00     7.170     1.1034482759%   3,207.72
1469211   342,489.29     7.170     1.1034482759%   3,779.19
1469305   299,327.87     7.170     1.1034482759%   3,302.93
1470617   234,325.97     7.170     1.1034482759%   2,585.67
1471133   416,490.67     7.170     1.1034482759%   4,595.76
1471552   269,799.62     7.170     1.1034482759%   2,977.10
1471749   293,562.24     7.170     1.1034482759%   3,239.31
1471821   593,115.58     7.170     1.1034482759%   6,544.72
1472312   254,400.00     7.170     1.1034482759%   2,807.17
1472518   251,624.79     7.170     1.1034482759%   2,776.55
1473284   252,000.00     7.170     1.1034482759%   2,780.69
1460954   279,372.69     7.220     0.4137931034%   1,156.02
1460987   498,879.82     7.220     0.4137931034%   2,064.33
1464579   400,702.40     7.220     0.4137931034%   1,658.08
1464635   247,444.36     7.220     0.4137931034%   1,023.91
1465290   239,043.55     7.220     0.4137931034%     989.15
1465709   275,795.17     7.220     0.4137931034%   1,141.22
1466180   213,431.73     7.220     0.4137931034%     883.17
1466181   319,762.51     7.220     0.4137931034%   1,323.16
1466190   248,815.20     7.220     0.4137931034%   1,029.58
1466203   376,720.21     7.220     0.4137931034%   1,558.84
1466320   379,717.98     7.220     0.4137931034%   1,571.25
1466608   360,732.08     7.220     0.4137931034%   1,492.68
1466728   214,041.03     7.220     0.4137931034%     885.69
1467693   261,405.85     7.220     0.4137931034%   1,081.68
1468563   211,842.67     7.220     0.4137931034%     876.59
1469027   270,000.00     7.220     0.4137931034%   1,117.24
1469592   321,761.02     7.220     0.4137931034%   1,331.42
1470832   296,030.14     7.220     0.4137931034%   1,224.95
1471246   513,484.30     7.220     0.4137931034%   2,124.76
1471379    69,948.05     7.220     0.4137931034%     289.44
1471390   279,792.19     7.220     0.4137931034%   1,157.76
1471409   335,350.93     7.220     0.4137931034%   1,387.66
1471444   599,554.71     7.220     0.4137931034%   2,480.92
1471448   124,907.23     7.220     0.4137931034%     516.86
1471483   474,647.48     7.220     0.4137931034%   1,964.06
1471530   263,000.00     7.220     0.4137931034%   1,088.28
1471570   269,799.62     7.220     0.4137931034%   1,116.41
1471667   245,847.67     7.220     0.4137931034%   1,017.30
1472410   425,000.00     7.220     0.4137931034%   1,758.62
1472830   295,200.00     7.220     0.4137931034%   1,221.52
1473171   101,000.00     7.220     0.4137931034%     417.93
1473200   292,000.00     7.220     0.4137931034%   1,208.28
1473208   315,000.00     7.220     0.4137931034%   1,303.45
1473248   292,000.00     7.220     0.4137931034%   1,208.28
1473252   410,000.00     7.220     0.4137931034%   1,696.55
1473261   400,000.00     7.220     0.4137931034%   1,655.17

       $32,907,277.26            2.1553170647%  $709,256.16